                                                SECURITIES AND EXCHANGE COMMISSION
                                                       WASHINGTON, DC 20549

                                                             FORM N-1A

                                                                                                                  File No. 33-40991
                                                                                                                  File No. 811-6322

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                                                          X

         Pre-Effective Amendment No. ____
         Post-Effective Amendment No. 46                                                                         X
                                     ----
                                                                      AND

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940                                                  X

         Amendment No. 46                                                                                        X
                      ----

                                                       DELAWARE POOLED TRUST
                                        (Exact Name of Registrant as Specified in Charter)
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                                         2005 Market Street, Philadelphia, PA 19103-7094                                  19103
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                                             (Address of Principal Executive Offices)                                   (Zip Code)

Registrant's Telephone Number, including Area Code:                                                                (800) 523-1918
                                                                                                                   --------------
                            Richelle S. Maestro, Esq., 2005 Market Street, Philadelphia, PA 19103-7094
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                                              (Name and Address of Agent for Service)

Approximate Date of Public Offering:                                                                              February 27, 2004

It is proposed that this filing will become effective:

         [ ] immediately upon filing pursuant to paragraph (b)
         [X] on February 24, 2004 pursuant to paragraph (b)
         [ ] 60 days after filing pursuant to paragraph (a)(1)
         [ ] on [date] pursuant to paragraph (a)(1)
         [ ] 75 days after filing pursuant to paragraph (a)(2)
         [ ] on [date] pursuant to paragraph (a)(2) of Rule 485

If appropriate:

         [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                             --- C O N T E N T S ---


This Post-Effective Amendment No. 46 to Registration File No. 33-40991 includes the following:

1. Facing Page

2. Contents Page

3. Part A--Prospectus

4. Part B--Statement of Additional Information

5. Part C--Other Information

6. Signatures



The Registrant's other Prospectuses, dated February 28, 2003, have not been affected by this Amendment No. 45 to the Registration Statement and remain current until such time in the future that the Registrant deems their amendment necessary.

            prospectus          DELAWARE POOLED TRUST

            February 27, 2004


                                U.S. Equities

                                The Large-Cap Value Equity Portfolio
                                The Large-Cap Growth Equity Portfolio
                                The Mid-Cap Growth Equity Portfolio
                                The Small-Cap Value Equity Portfolio
                                The Small-Cap Growth Equity Portfolio
                                The Small-Cap Growth II Equity Portfolio
                                The Real Estate Investment Trust Portfolio
                                The Real Estate Investment Trust Portfolio II The All-Cap Growth Equity Portfolio

                                U.S. Fixed Income

                                The Intermediate Fixed Income Portfolio
                                The High-Yield Bond Portfolio
                                The Core Plus Fixed Income Portfolio

                                International Equities

                                The Global Equity Portfolio
                                The International Equity Portfolio
                                The Labor Select International Equity Portfolio The Emerging Markets Portfolio
                                The International Small-Cap Portfolio
                                The International Large-Cap Equity Portfolio

                                International Fixed Income

                                The Global Fixed Income Portfolio
                                The International Fixed Income Portfolio


                                Delaware
                                Investments(SM)
                                --------------------------------------
                                A member of Lincoln Financial Group(R)

                              DELAWARE POOLED TRUST

                                   Prospectus
                                February 27, 2004

This Prospectus offers 20 Portfolios. Each Portfolio provides a no-load investment alternative for institutional clients and high net-worth individuals. Delaware Pooled Trust (Fund) is designed to meet the investment needs of discerning institutional investors and high net-worth individuals who desire experienced investment management and place a premium on personal service.

EQUITY ORIENTED                                      FIXED-INCOME ORIENTED
The Large-Cap Value Equity Portfolio                 The Intermediate Fixed Income Portfolio
The Large-Cap Growth Equity Portfolio                The High-Yield Bond Portfolio
The Mid-Cap Growth Equity Portfolio                  The Core Plus Fixed Income Portfolio
The Small-Cap Value Equity Portfolio                 The Global Fixed Income Portfolio
The Small-Cap Growth Equity Portfolio                The International Fixed Income Portfolio
The Small-Cap Growth II Equity Portfolio
The Real Estate Investment Trust Portfolio(1,2)
The Real Estate Investment Trust Portfolio II(2)
The All-Cap Growth Equity Portfolio
The Global Equity Portfolio
The International Equity Portfolio(3)
The Labor Select International Equity Portfolio
The Emerging Markets Portfolio
The International Small-Cap Portfolio
The International Large-Cap Equity Portfolio

(1) The Real Estate Investment Trust Portfolio offers five classes of shares. This Prospectus relates only to The Real Estate Investment Trust Portfolio Class shares, which commenced operations on November 4, 1997.
(2) The Real Estate Investment Trust Portfolio and The Real Estate Investment Trust Portfolio II are sometimes referred to collectively as "The Real Estate Investment Trust Portfolios" in this Prospectus.
(3) The International Equity Portfolio offers two classes of shares. This Prospectus relates only to The International Equity Portfolio Original Class, which commenced operations on February 4, 1992.


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus and any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Risk/Return Summary: Investments, Risks and Performance

The Large-Cap Value Equity Portfolio                               Page    1
The Large-Cap Growth Equity Portfolio                                      3
The Mid-Cap Growth Equity Portfolio                                        5
The Small-Cap Value Equity Portfolio                                       7
The Small-Cap Growth Equity Portfolio                                      9
The Small-Cap Growth II Equity Portfolio                                   11
The Real Estate Investment Trust Portfolios                                13
The Global Equity Portfolio                                                18
The International Equity Portfolio                                         22
The Labor Select International Equity Portfolio                            25
The Emerging Markets Portfolio                                             29
The International Small-Cap Portfolio                                      33
The International Large-Cap Equity Portfolio                               36
The All-Cap Growth Equity Portfolio                                        39
The Intermediate Fixed Income Portfolio                                    42
The High-Yield Bond Portfolio                                              45
The Core Plus Fixed Income Portfolio                                       48

The Global Fixed Income Portfolio                                          52
The International Fixed Income Portfolio                                   56

Additional Investment Information                                          60

Risk Factors                                                               66

Management of the Fund                                                     71
Shareholder Services                                                       78

How to Purchase Shares                                                     79
Redemption of Shares                                                       80
Other Purchase and Redemption Considerations                               82
Valuation of Shares                                                        83
Dividends and Capital Gains Distributions                                  83
Taxes                                                                      84


Financial Highlights                                                       85

Appendix A                                                                 104

Profile: The Large-Cap Value Equity Portfolio

What is the Portfolio's goal?

     The Large-Cap Value Equity Portfolio seeks maximum long-term total return, consistent with reasonable risk. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the Portfolio's main investment strategies? The Portfolio invests primarily in equity securities of large-capitalization companies which, at the time of purchase, have dividend yields above the current yield of the Russell 1000 Value Index and which, in the investment advisor's opinion, offer capital gains potential as well. In selecting Portfolio securities, we place an emphasis on strong relative performance in falling markets. The Portfolio invests primarily in equity securities of U.S. companies, although from time to time it will invest in sponsored or unsponsored American Depositary Receipts actively traded in the United States. Equity securities include, but are not to be limited to, common stocks, securities convertible into common stocks and securities having common stock characteristics, such as rights and warrants to purchase common stocks, and preferred stock. The Portfolio may hold cash or invest in short-term debt securities or other money market instruments (normally, not more than 5% of its total assets) when, in our opinion, such holdings are prudent given the prevailing market conditions. For purposes of this Portfolio, we will generally consider large-capitalization companies to be those that have a market capitalization of $5 billion or more (at the time of purchase).

Under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities of large-capitalization companies (the "80% Policy").

We seek to invest in high-yielding equity securities and believe that, although capital gains are important, the dividend return component will be a significant portion of the expected total return. We believe that a diversified portfolio of such high-yielding stocks will outperform the market over the long-term, as well as preserve principal in difficult market environments. Companies considered for purchase generally will exhibit the following characteristics at the time of purchase: 1) a dividend yield greater than the prevailing yield of the Russell 1000 Value Index; 2) a price-to-book ratio lower than the average large capitalization company; and 3) a below-market price-to-earnings ratio.

What are the main risks of investing in the Portfolio? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. This Portfolio will be affected primarily by changes in stock prices.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

The Portfolio's 80% Policy described above may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

How has The Large-Cap Value Equity Portfolio performed?

This bar chart and table can help you evaluate the risks of investing in The Large-Cap Value Equity Portfolio. We show how returns before taxes for The Large-Cap Value Equity Portfolio have varied over the past ten calendar years, as well as average annual returns for one, five and ten years--with average annual returns compared to the performance of the Russell 1000 Value Index. The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged and does not include the actual costs of buying, selling and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware Management Company has voluntarily waived fees and paid expenses of The Large-Cap Value Equity Portfolio. Returns would be lower without the voluntary waiver and payment.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (The Large-Cap Value Equity Portfolio)]

                Year-by-year total return (The Large-Cap Value Equity Portfolio)

       The Large-Cap Value Equity Portfolio
        1994                      3.42%
        1995                     34.06%
        1996                     20.60%
        1997                     30.53%
        1998                     11.84%
        1999                     -2.06%
        2000                     12.86%
        2001                     -3.93%
        2002                    -14.15%
        2003                     28.24%

During the periods illustrated in this bar chart, The Large-Cap Value Equity Portfolio's highest quarterly return was 17.91% for the quarter ended June 30, 2003 and its lowest quarterly return was -18.55% for the quarter ended September 30, 2002.

                                            Average annual returns for periods ending 12/31/03

-------------------------------------------------------------------------------------------------------------------
The Large-Cap Value Equity Portfolio                                 1 year         5 years         10 years
-------------------------------------------------------------------------------------------------------------------
Return before taxes                                                  28.24%          3.17%           11.05%
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Return after taxes on distributions                                  27.86%          2.08%            8.48%
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Return after taxes on distributions and sale of Portfolio shares     18.79%          2.13%            8.24%
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Russell 1000 Value Index
(reflects no deduction for fees, expenses or taxes)                  30.03%          3.56%           11.86%
-------------------------------------------------------------------------------------------------------------------

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and certain other retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local taxes. Past performance, both before and after taxes, is not a guarantee of future results.

What are The Large-Cap Value Equity Portfolio's fees and expenses? Shareholder fees are fees paid directly from your investment.

----------------------------------------------------------------
Maximum sales charge (load) imposed on purchases as
a percentage of offering price                        none
----------------------------------------------------------------
Maximum sales charge (load) imposed on reinvested
dividends                                             none
----------------------------------------------------------------
Purchase reimbursement fees                           none
----------------------------------------------------------------
Redemption reimbursement fees                         none
----------------------------------------------------------------
Exchange fees                                         none
----------------------------------------------------------------

Annual Portfolio operating expenses are deducted from The Large-Cap Value Equity Portfolio's assets.

--------------------------------------------------------------------
Investment advisory fees(1)                           0.55%
--------------------------------------------------------------------
Distribution and service (12b-1) fees                 none
--------------------------------------------------------------------
Other expenses                                        0.30%
--------------------------------------------------------------------
Total operating expenses(1)                           0.85%
--------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(2) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

---------------------------
1 year         $87
---------------------------
3 years        $271
---------------------------
5 years        $471
---------------------------
10 years       $1,049
---------------------------

(1) Delaware Management Company has agreed to waive fees and pay expenses through October 31, 2004 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.68% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap. Had the amounts waived and/or paid been deducted, investment advisory fees and total operating expenses would have been 0.38% and 0.68%, respectively.

(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 1.

Profile:  The Large-Cap Growth Equity Portfolio

What is the Portfolio's goal?

The Large-Cap Growth Equity Portfolio seeks long-term capital appreciation. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the Portfolio's main investment strategies? The Portfolio seeks to achieve its goal by investing primarily in equity securities of large-capitalization companies which we believe present, at the time of purchase, significant long-term earnings growth potential based on our analysis of their historic or projected earnings growth rates, price-to-earnings ratios and cash flows. For purposes of this Portfolio, we will generally consider large-capitalization companies to be those that have a market capitalization within the range of the Russell 1000 Growth Index (at the time of purchase). The market capitalization range of the Russell 1000 Growth Index changes from time to time.

Under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities of large-capitalization companies (the "80% Policy").

We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for the Portfolio. We strive to identify companies that offer the potential for long-term price appreciation because they are likely to experience high earnings growth. The companies we choose for the Portfolio typically exhibit one or more of the following characteristics:

o   a history of high growth in earnings-per-share;
o   projections for high future growth or acceleration in earnings-per-share;
o   a price-to-earnings ratio that is high relative to other stocks; or
o   discounted cash flows that are high relative to other stocks.

Once we identify stocks that generally have one or more of these characteristics, we further evaluate the company. We generally look at the capability of the management team, the strength of the company's position within its industry, whether its internal structure can support continued growth, how high the company's return on equity is, how much of the company's profits are reinvested into the company to fuel additional growth, and how stringent the company's financial and accounting policies are.

All of these give us insight into the outlook for the company, helping us to identify companies poised for high earnings growth. We believe that this high earnings growth, if it occurs, would result in price appreciation for the company's stock.

We maintain a well-diversified portfolio, typically holding a mix of different stocks, representing a wide array of industries.

What are the main risks of investing in the Portfolio? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. This Portfolio will be affected primarily by changes in stock prices. The Portfolio may be subject to greater investment risk than may be assumed by other large-capitalization mutual funds because the companies the Portfolio invests in are subject to greater changes in earnings and business prospects than companies with more established earnings patterns.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

The Portfolio's 80% Policy described above may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

How has The Large-Cap Growth Equity Portfolio performed?

This bar chart and table can help you evaluate the risks of investing in The Large-Cap Growth Equity Portfolio. We show returns before taxes for The Large-Cap Growth Equity Portfolio for the past three calendar years, as well as average annual returns for one year and since inception - with the average annual returns compared to the performance of the Russell 1000 Growth Index. The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The index is unmanaged and does not include the actual costs of buying, selling and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware Management Company has voluntarily waived fees and paid expenses of The Large-Cap Growth Equity Portfolio. Returns would be lower without the voluntary waiver and payment.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (The Large-Cap Growth Equity Portfolio)]

                            Total return (The Large-Cap Growth Equity Portfolio)

      The Large-Cap Growth Equity Portfolio
        2001                     -26.63%
        2002                     -29.31%
        2003                      24.30%


During the periods illustrated in this bar chart, The Large-Cap Growth Equity Portfolio's highest quarterly return was 13.13% for the quarter ended December 31, 2001 and its lowest quarterly return was -21.13% for the quarter ended September 30, 2001.

                                            Average annual returns for periods ending 12/31/03

----------------------------------------------------------------------------------------------------
                                                                                  Since inception
The Large-Cap Growth Equity Portfolio                                1 year         (10/31/2000)
----------------------------------------------------------------------------------------------------
Return before taxes                                                  24.30%           -16.11%
----------------------------------------------------------------------------------------------------
Return after taxes on distributions                                  24.28%           -16.19%
----------------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Portfolio shares     15.82%           -13.30%
----------------------------------------------------------------------------------------------------
Russell 1000 Growth Index
(reflects no deduction for fees, expenses or taxes)                  29.75%           -14.23%
----------------------------------------------------------------------------------------------------

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and certain other retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local taxes. Past performance, both before and after taxes, is not a guarantee of future results.

What are The Large-Cap Growth Equity Portfolio's fees and expenses? Shareholder fees are fees paid directly from your investment.

----------------------------------------------------------------
Maximum sales charge (load) imposed on purchases as
a percentage of offering price                        none
----------------------------------------------------------------
Maximum sales charge (load) imposed on reinvested
dividends                                             none
----------------------------------------------------------------
Purchase reimbursement fees                           none
----------------------------------------------------------------
Redemption reimbursement fees                         none
----------------------------------------------------------------
Exchange fees                                         none
----------------------------------------------------------------

Annual Portfolio operating expenses are deducted from The Large-Cap Growth Equity Portfolio's assets.

----------------------------------------------------------------
Investment advisory fees(1)                               0.65%
----------------------------------------------------------------
Distribution and service (12b-1) fees                      none
----------------------------------------------------------------
Other expenses1                                           0.94%
----------------------------------------------------------------
Total operating expenses(1)                               1.59%
----------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(2) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

-----------------------------------
1 year         $162
-----------------------------------
3 years        $502
-----------------------------------
5 years        $866
-----------------------------------
10 years       $1,889
-----------------------------------

(1) Delaware Management Company has agreed to waive fees and pay expenses through October 31, 2004 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.80% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap. Had the amounts waived and/or paid been deducted, investment advisory fees, other expenses and total operating expenses would have been 0.00%, 0.80% and 0.80%, respectively.

(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 1.

Profile: The Mid-Cap Growth Equity Portfolio

What is the Portfolio's goal?

     The Mid-Cap Growth Equity Portfolio seeks maximum long-term capital growth. Current income is expected to be incidental. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the Portfolio's main investment strategies? The Portfolio invests primarily in equity securities of medium-sized companies which we believe present, at the time of purchase, significant long-term growth potential. For purposes of the Portfolio, we will generally consider mid-capitalization companies to be those that have total market capitalizations between $1 billion and $10 billion at the time of purchase. The Portfolio may invest in securities issued by companies having a capitalization outside that range when, in our opinion, such companies exhibit the same characteristics and growth potential as companies within the range. Equity securities include, but are not to be limited to, common stocks, securities convertible into common stocks and securities having common stock characteristics, such as rights and warrants to purchase common stocks. The Portfolio also may purchase preferred stock.

Under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities of mid-capitalization companies (the "80% Policy").

We assess economic, industry, market and company developments to select investments in promising emerging growth companies that are expected to benefit from new technology, new products or services, research discoveries, rejuvenated management and the like. However, the Portfolio may invest in any equity security which, in our judgment, provides the potential for significant capital appreciation.

Although we do not pursue a market timing approach to investing, the Portfolio may hold cash or invest in short-term debt securities or other money market instruments when, in our opinion, such holdings are prudent given the prevailing market conditions. Under normal market conditions, the Portfolio may hold as much as 20% of its net assets in cash or short-term debt securities or other money market instruments, although it will generally not hold more than 10% of its net assets in cash or short-term investments. The Portfolio may also, to a limited extent, enter into futures contracts on stocks, purchase or sell options on such futures, engage in certain options transactions on stocks and enter into closing transactions with respect to those activities.

What are the main risks of investing in the Portfolio? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. This Portfolio will be affected primarily by changes in stock prices. Because the Portfolio seeks maximum long-term capital growth by investing primarily in mid-cap companies, its investments are likely to involve a higher degree of liquidity risk and price volatility than investments in larger capitalization securities.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies.

The Portfolio's 80% Policy described above may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

How has The Mid-Cap Growth Equity Portfolio performed?

This bar chart and table can help you evaluate the risks of investing in The Mid-Cap Growth Equity Portfolio. We show how returns before taxes for The Mid-Cap Growth Equity Portfolio have varied over the past ten calendar years, as well as average annual returns for one, five and ten years - with the average annual returns compared to the performance of the Russell Midcap Growth Index. The Russell Midcap Growth Index measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The index is unmanaged and does not include the actual costs of buying, selling and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware Management Company has voluntarily waived fees and paid expenses of The Mid-Cap Growth Equity Portfolio. Returns would be lower without the voluntary waiver and payment.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (The Mid-Cap Growth Equity Portfolio)]

                 Year-by-year total return (The Mid-Cap Growth Equity Portfolio)

        The Mid-Cap Growth Equity Portfolio
           1994                      -4.01%
           1995                      29.69%
           1996                      13.40%
           1997                      13.00%
           1998                      20.14%
           1999                      66.98%
           2000                      -9.71%
           2001                     -13.87%
           2002                     -24.46%
           2003                      39.34%

During the periods illustrated in this bar chart, The Mid-Cap Growth Equity Portfolio's highest quarterly return was 48.12% for the quarter ended December 31, 1999 and its lowest quarterly return was -24.03% for the quarter ended December 31, 2000.

                                            Average annual returns for periods ending 12/31/03

-------------------------------------------------------------------------------------------------------------------
The Mid-Cap Growth Equity Portfolio                                  1 year         5 years         10 years
-------------------------------------------------------------------------------------------------------------------
Return before taxes                                                  39.34%          6.45%           10.11%
-------------------------------------------------------------------------------------------------------------------
Return after taxes on distributions                                  39.34%          2.67%            5.44%
-------------------------------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Portfolio shares     25.57%          4.44%            6.73%
-------------------------------------------------------------------------------------------------------------------
Russell Midcap Growth Index
(reflects no deduction for fees, expenses or taxes)                  42.71%          2.01%            9.40%
-------------------------------------------------------------------------------------------------------------------

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and certain other retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local taxes. Past performance, both before and after taxes, is not a guarantee of future results.

What are The Mid-Cap Growth Equity Portfolio's fees and expenses? Shareholder fees are fees paid directly from your investment.

----------------------------------------------------------------
Maximum sales charge (load) imposed on purchases as
a percentage of offering price                        none
----------------------------------------------------------------
Maximum sales charge (load) imposed on reinvested
dividends                                             none
----------------------------------------------------------------
Purchase reimbursement fees                           none
----------------------------------------------------------------
Redemption reimbursement fees                         none
----------------------------------------------------------------
Exchange fees                                         none
----------------------------------------------------------------

Annual Portfolio operating expenses are deducted from The Mid-Cap Growth Equity Portfolio's assets.

------------------------------------------------------------------
Investment advisory fees1(1)                          0.75%
------------------------------------------------------------------
Distribution and service (12b-1) fees                 none
------------------------------------------------------------------
Other expenses                                        0.28%
------------------------------------------------------------------
Total operating expenses(1)                           1.03%
------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.
(2) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

----------------------------
1 year                 $105
----------------------------
3 years                $328
----------------------------
5 years                $569
----------------------------
10 years             $1,259
----------------------------

(1) Delaware Management Company has agreed to waive fees and pay expenses through October 31, 2004 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.93% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap. Had the amount waived and/or paid been deducted, investment advisory fees and total operating expenses would have been 0.65% and 0.93%, respectively.

(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 1.

Profile: The Small-Cap Value Equity Portfolio

What is the Portfolio's goal?

     The Small-Cap Value Equity Portfolio seeks long-term capital appreciation. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the Portfolio's main investment strategies? The Portfolio invests primarily in equity securities of small-capitalization companies which, for purposes of this Portfolio, we will consider to be companies that have market capitalizations generally less than $2 billion (at the time of purchase) and are listed on a national securities exchange or NASDAQ.

The Portfolio will purchase securities that we believe are undervalued relative to the asset value or long-term earnings power of the companies concerned. The Portfolio invests primarily in equity securities of U.S. companies, although from time to time the Portfolio will include sponsored or unsponsored American Depositary Receipts that are actively traded in the United States. Equity securities include, but are not to be limited to, common stock, securities convertible into common stock, rights, warrants and preferred stock.

Under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities of small-capitalization companies (the "80% Policy").

The Portfolio may invest up to 25% of its net assets in equity securities of foreign companies. The Portfolio also may invest up to 20% of its net assets in fixed-income securities and convertible securities rated below Baa by Moody's or BBB by S&P when we believe that capital appreciation is likely. These high-yield, high risk securities are also known as "junk bonds." The Portfolio also may use option strategies.

For temporary defensive purposes, the Portfolio may invest in fixed-income obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, as well as money market instruments and corporate bonds rated A or above by Moody's or S&P.

What are the main risks of investing in the Portfolio? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. The Portfolio will be affected primarily by changes in stock prices. Because the Portfolio seeks long-term capital appreciation by investing primarily in small-cap companies, its investments are likely to involve a higher degree of liquidity risk and price volatility than investments in larger capitalization securities. Because the Portfolio may invest up to 25% of its net assets in foreign securities, the Portfolio may be adversely affected by changes in currency rates and exchange control regulations, and may incur costs in connection with currency exchange rates. Investing in high-yield, high-risk debt securities entails certain risks, including the risk of loss of principal, which may be greater than the risks involved in higher-rated debt securities.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

The Portfolio's 80% Policy described above may be changed without shareholder approval. However, shareholders would be given at least 60 days notice prior to any such change.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

How has The Small-Cap Value Equity Portfolio performed?

This bar chart and table can help you evaluate the risks of investing in The Small-Cap Value Equity Portfolio. We show how returns before taxes for The Small-Cap Value Equity Portfolio have varied over the past four calendar years, as well as average annual returns for one year and since inception--with the average annual returns compared to the performance of the Russell 2000 Value Index. The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged and does not include the actual costs of buying, selling and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware Management Company has voluntarily waived fees and paid expenses of The Small-Cap Value Equity Portfolio. Returns would be lower without the voluntary waiver and payment.

[GRAPHIC OMITTED: BAR CHART SHOWING TOTAL RETURN (The Small-Cap Value Equity Portfolio)]

                Year-by-year total return (The Small-Cap Value Equity Portfolio)

     The Small-Cap Value Equity Portfolio
         2000                   18.09%
         2001                   11.44%
         2002                   -5.10%
         2003                   42.70%

During the period illustrated in this bar chart, The Small-Cap Value Equity Portfolio's highest quarterly return was 19.76% for the quarter ended June 30, 2003 and its lowest quarterly return was -16.48% for the quarter ended September 30, 2002.

                                                  Average annual returns for periods ending 12/31/03

----------------------------------------------------------------------------------------------------
                                                                                  Since inception
The Small-Cap Value Equity Portfolio                                 1 year         (3/29/1999)
----------------------------------------------------------------------------------------------------
Return before taxes                                                  42.70%            13.90%
----------------------------------------------------------------------------------------------------
Return after taxes on distributions                                  41.10%            12.57%
----------------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Portfolio shares     29.46%            11.50%
----------------------------------------------------------------------------------------------------
Russell 2000 Value Index
(reflects no deduction for fees, expenses or taxes)                  46.03%            15.38%
----------------------------------------------------------------------------------------------------

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and certain other retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local taxes. Past performance, both before and after taxes, is not a guarantee of future results.

What are The Small-Cap Value Equity Portfolio's fees and expenses? Shareholder fees are fees paid directly from your investment.

----------------------------------------------------------------
Maximum sales charge (load) imposed on purchases as
a percentage of offering price                        none
----------------------------------------------------------------
Maximum sales charge (load) imposed on reinvested
dividends                                             none
----------------------------------------------------------------
Purchase reimbursement fees                           none
----------------------------------------------------------------
Redemption reimbursement fees                         none
----------------------------------------------------------------
Exchange fees                                         none
----------------------------------------------------------------

Annual Portfolio operating expenses are deducted from The Small-Cap Value Equity Portfolio's assets.

-----------------------------------------------------------------
Investment advisory fees(1)                           0.75%
-----------------------------------------------------------------
Distribution and service (12b-1) fees                 none
-----------------------------------------------------------------
Other expenses                                        0.25%
-----------------------------------------------------------------
Total operating expenses(1)                           1.00%
-----------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(2) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

---------------------------
1 year         $102
---------------------------
3 years        $318
---------------------------
5 years        $552
---------------------------
10 years       $1,225
---------------------------

(1) Delaware Management Company has agreed to waive fees and pay expenses through October 31, 2004 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.89% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap. Had the amount waived and/or paid been deducted, investment advisory fees and total operating expenses would have been 0.64% and 0.89%, respectively.

(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 1.

Profile: The Small-Cap Growth Equity Portfolio

What is the Portfolio's goal?

     The Small-Cap Growth Equity Portfolio seeks long-term capital appreciation. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the Portfolio's main investment strategies? The Portfolio will invest primarily in equity securities of companies that we believe have the potential for high earnings growth. For purposes of this Portfolio, we will consider small-capitalization companies to be those which generally represent the smallest 25% in terms of market capitalization of U.S. equity securities listed on a national securities exchange or NASDAQ (at the time of purchase). The Portfolio has been designed to provide investors with potentially greater long-term rewards than provided by an investment in a fund that seeks capital appreciation from common stocks of companies with more established earnings histories. In pursuing its objective, the Portfolio anticipates that it will invest primarily in common stocks, preferred stocks, convertible bonds, convertible debentures, convertible notes, convertible preferred stocks and warrants or rights. To the extent that the Portfolio invests in convertible debt securities, those securities will be purchased on the basis of their equity characteristics, and the ratings, if any, of those securities will not be an important factor in their selection.

Under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities of small-capitalization companies (the "80% Policy"). Also, under normal circumstances, no more than 20% of the Portfolio's net assets may be invested in debt securities of corporate and government issuers.

The Portfolio will invest in equity securities of companies that we believe are undervalued and have the potential for high earnings growth. Companies in which the Portfolio invests generally will meet one or more of the following criteria: high historical earnings-per-share (EPS) growth; high projected future EPS growth; an increase in research analyst earnings estimates; attractive relative price-to-earnings ratios; and high relative discounted cash flows. In selecting the Portfolio's investments, we also focus on companies with capable management teams, strong industry positions, sound capital structures, high returns on equity, high reinvestment rates and conservative financial accounting policies.

The Portfolio may also engage in options and futures transactions. In addition, the Portfolio may invest up to 10% of its assets in foreign securities which may include Global Depositary Receipts and, without limitation, in sponsored and unsponsored American Depositary Receipts that are actively traded in the U.S.

In unusual market conditions, in order to meet redemption requests, for temporary defensive purposes and pending investment, the Portfolio may hold a substantial portion of its assets in cash or short-term, fixed-income obligations.

What are the main risks of investing in the Portfolio? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. The Portfolio will be affected primarily by changes in stock prices. Because the Portfolio seeks long-term capital appreciation by investing primarily in small-cap companies, its investments are likely to involve a higher degree of liquidity and price volatility than investments in larger capitalization securities.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

The Portfolio's 80% Policy described above may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

How has The Small-Cap Growth Equity Portfolio performed?

This bar chart and table can help you evaluate the risks of investing in The Small-Cap Growth Equity Portfolio. We show how returns before taxes for The Small-Cap Growth Equity Portfolio have varied over the past five calendar years, as well as average annual returns for one year, five years and since inception--with the average annual returns compared to the performance of the Russell 2000 Growth Index. The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The index is unmanaged and does not include the actual costs of buying, selling and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During some of the periods shown, Delaware Management Company has voluntarily waived fees and paid expenses of The Small-Cap Growth Equity Portfolio. Returns would be lower without the voluntary waiver and payment.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (The Small-Cap Growth Equity Portfolio)]

               Year-by-year total return (The Small-Cap Growth Equity Portfolio)

     The Small-Cap Growth Equity Portfolio
         1999                   60.53%
         2000                   -6.14%
         2001                  -16.83%
         2002                  -18.60%
         2003                   32.79%

During the period illustrated in this bar chart, The Small-Cap Growth Equity Portfolio`s highest quarterly return was 34.73% for the quarter ended December 31, 1999 and its lowest quarterly return was -27.33% for the quarter ended September 30, 2001.

                                                 Average annual returns for periods ending 12/31/03

--------------------------------------------------------------------------------------------------------
                                                                                       Since inception
The Small-Cap Growth Equity Portfolio                      1 year         5 years        (9/15/1998)
--------------------------------------------------------------------------------------------------------
Return before taxes                                        32.79%          6.26%            11.85%
--------------------------------------------------------------------------------------------------------
Return after taxes on distributions                        32.79%          5.47%            11.04%
--------------------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of            21.31%          4.93%             9.88%
Portfolio shares
--------------------------------------------------------------------------------------------------------
Russell 2000 Growth Index
(reflects no deduction for fees, expenses or taxes)        48.54%          0.86%             4.97%
--------------------------------------------------------------------------------------------------------

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and certain other retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local taxes. Past performance, both before and after taxes, is not a guarantee of future results.

What are The Small-Cap Growth Equity Portfolio's fees and expenses? Shareholder fees are fees paid directly from your investment.

----------------------------------------------------------------
Maximum sales charge (load) imposed on purchases as
a percentage of offering price                        none
----------------------------------------------------------------
Maximum sales charge (load) imposed on reinvested
dividends                                             none
----------------------------------------------------------------
Purchase reimbursement fees                           none
----------------------------------------------------------------
Redemption reimbursement fees                         none
----------------------------------------------------------------
Exchange fees                                         none
----------------------------------------------------------------

Annual Portfolio operating expenses are deducted from The Small-Cap Growth Equity Portfolio's assets.

----------------------------------------------------------------
Investment advisory fees(1)                           0.75%
----------------------------------------------------------------
Distribution and service (12b-1) fees                 none
----------------------------------------------------------------
Other expenses                                        0.13%
----------------------------------------------------------------
Total operating expenses(1)                           0.88%
----------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(2) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

-----------------------------
1 year         $90
-----------------------------
3 years        $281
-----------------------------
5 years        $488
-----------------------------
10 years       $1,084
-----------------------------

(1) Delaware Management Company has agreed to waive fees and pay expenses through October 31, 2004 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.89% of average daily net assets.

(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 1.

Profile: The Small-Cap Growth II Equity Portfolio

What is the Portfolio's goal?

     The Small-Cap Growth II Equity Portfolio seeks long-term capital appreciation. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the Portfolio's main investment strategies? The Portfolio will invest primarily in equity securities of companies that we believe have the potential for high earnings growth. For purposes of this Portfolio, we will consider small-capitalization companies to be those which generally represent the smallest 15% in terms of market capitalization of U.S. equity securities listed on a national securities exchange or NASDAQ (at the time of purchase). The Portfolio has been designed to provide investors with potentially greater long-term rewards than provided by an investment in a fund that seeks capital appreciation from common stocks of companies with more established earnings histories. In pursuing its objective, the Portfolio anticipates that it will invest primarily in common stocks, preferred stocks, convertible bonds, convertible debentures, convertible notes, convertible preferred stocks and warrants or rights. To the extent that the Portfolio invests in convertible debt securities, those securities will be purchased on the basis of their equity characteristics, and the ratings, if any, of those securities will not be an important factor in their selection.

Under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities of small-capitalization companies (the "80% Policy"). Also, under normal circumstances, no more than 20% of the Portfolio's net assets may be invested in debt securities of corporate and government issuers.

The Portfolio will invest in equity securities of companies that we believe are undervalued and have the potential for high earnings growth. Companies in which the Portfolio invests generally will meet one or more of the following criteria: high historical earnings-per-share (EPS) growth; high projected future EPS growth; an increase in research analyst earnings estimates; attractive relative price-to-earnings ratios; and high relative discounted cash flows. In selecting the Portfolio's investments, we also focus on companies with capable management teams, strong industry positions, sound capital structures, high returns on equity, high reinvestment rates and conservative financial accounting policies.

The Portfolio may also engage in options and futures transactions. In addition, the Portfolio may invest up to 10% of its assets in foreign securities which may include Global Depositary Receipts and, without limitation, in sponsored and unsponsored American Depositary Receipts that are actively traded in the U.S.

In unusual market conditions, in order to meet redemption requests, for temporary defensive purposes and pending investment, the Portfolio may hold a substantial portion of its assets in cash or short-term, fixed-income obligations.

What are the main risks of investing in the Portfolio? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. The Portfolio will be affected primarily by changes in stock prices. Because the Portfolio seeks long-term capital appreciation by investing primarily in small-cap companies, its investments are likely to involve a higher degree of liquidity and price volatility than investments in larger capitalization securities.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

The Portfolio's 80% Policy described above may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

What are The Small-Cap Growth II Equity Portfolio's fees and expenses? Shareholder fees are fees paid directly from your investment.

----------------------------------------------------------------
Maximum sales charge (load) imposed on purchases as
a percentage of offering price                        none
----------------------------------------------------------------
Maximum sales charge (load) imposed on reinvested
dividends                                             none
----------------------------------------------------------------
Purchase reimbursement fees                           none
----------------------------------------------------------------
Redemption reimbursement fees                         none
----------------------------------------------------------------
Exchange fees                                         none
----------------------------------------------------------------

Annual Portfolio operating expenses are deducted from The Small-Cap Growth II Equity Portfolio's assets.

----------------------------------------------------------------
Investment advisory fees(1)                           0.75%
----------------------------------------------------------------
Distribution and service (12b-1) fees                 none
----------------------------------------------------------------
Other expenses(2)                                     0.29%
----------------------------------------------------------------
Total operating expenses(1)                           1.04%
----------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(3) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

-----------------------------
1 year         $106
-----------------------------
3 years        $331
-----------------------------

(1) Delaware Management Company has agreed to waive fees and pay expenses through October 31, 2004 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.92% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap. If the amount the Manager has committed to waive were deducted, investment advisory fees and total operating expenses are expected to be 0.63% and 0.92%, respectively.

(2) Other expenses are based on estimates for the current fiscal year.
(3) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 1.

Profile: The Real Estate Investment Trust Portfolio and The Real Estate Investment Trust Portfolio II

What are each Portfolio's goals?

     Each Portfolio seeks maximum long-term total return, with capital appreciation as a secondary objective. Although each Portfolio will strive to achieve its goals, there is no assurance that it will.

What are each Portfolio's main investment strategies? Each Portfolio primarily invests in securities of companies principally engaged in the real estate industry. The Portfolios are considered "non-diversified" under the federal laws and regulations that regulate mutual funds. Thus, adverse effects on the Portfolios' investments may affect a larger portion of their overall assets and subject the Portfolios to greater risks.

Under normal circumstances, each Portfolio will invest at least 80% of its net assets in investments of real estate investment trusts (REITs) (the "80% Policy").

Each Portfolio may invest without limitation in shares of REITs. REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like investment companies such as the Portfolios, REITs are not taxed on income distributed to shareholders provided they comply with several requirements in the Internal Revenue Code, as amended. REITs are subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for tax-free pass-through of income under the Code, and/or to maintain exemptions from the Investment Company Act of 1940, as amended (1940 Act). By investing in REITs indirectly through a Portfolio, a shareholder bears not only a proportionate share of the expenses of the Portfolio, but also, indirectly, similar expenses of the REITs. For a further discussion of the special risks presented by investing in REITs, see "Risk Factors - Real Estate Industry Risk".

Each Portfolio also invests in equity securities of other real estate industry operating companies (REOCs). We define a REOC as a company that derives at least 50% of its gross revenues or net profits from either (1) the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate, or (2) products or services related to the real estate industry, such as building supplies or mortgage servicing. A Portfolio's investments in equity securities of REITs and REOCs may include, from time to time, sponsored or unsponsored American Depositary Receipts actively traded in the United States. Equity securities include, but are not to be limited to, common stocks, preferred stocks, securities convertible into common stocks and securities having common stock characteristics, such as rights and warrants to purchase common stocks.

Each Portfolio may also, to a limited extent, enter into futures contracts on stocks, purchase or sell options on such futures, engage in certain options transactions on stocks and enter into closing transactions with respect to those activities. However, these activities will not be entered into for speculative purposes, but rather to facilitate the ability to quickly deploy into the stock market the Portfolio's positions in cash, short-term debt securities and other money market instruments, at times when the Portfolio's assets are not fully invested in equity securities. Such positions will generally be eliminated when it becomes possible to invest in securities that are appropriate for the Portfolio.

Each Portfolio may hold cash or invest in short-term debt securities and other money market instruments when we believe such holdings are prudent given current market conditions. Except when we believe a temporary defensive approach is appropriate, a Portfolio generally will not hold more than 5% of its total assets in cash or such short-term investments. All these short-term investments will be of the highest quality as determined by a nationally-recognized statistical ratings organization (e.g. AAA by S&P or Aaa by Moody's) or be of comparable quality as we determine.

We do not normally intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading; however, we may take advantage of short-term opportunities that are consistent with a Portfolio's investment objectives.

What are the main risks of investing in each Portfolio? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in each Portfolio will increase and decrease according to changes in the value of a Portfolio's investments. In addition, a Portfolio's share price and yield will fluctuate in response to movements in stock prices. Because the Portfolios concentrate their investments in the real estate industry, an investment in either Portfolio may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general and their investments may tend to fluctuate more in value than a portfolio that invests in a broader range of industries. To the extent that a Portfolio holds real estate directly, as a result of defaults, or receives rental income from its real estate holdings, its tax status as a regulated investment company may be jeopardized. The Portfolios are also affected by interest rate changes, particularly if the real estate investment trusts we are holding use floating rate debt to finance their ongoing operations.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

The Portfolios' 80% Policy described above may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

An investment in a Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

You should keep in mind that an investment in a Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss these Portfolios with your investment consultant to determine whether they are appropriate investments for you.

How has The Real Estate Investment Trust Portfolio Class performed?

This bar chart and table can help you evaluate the risks of investing in The Real Estate Investment Trust Portfolio Class. We show how returns before taxes for The Real Estate Investment Trust Portfolio Class of the Portfolio have varied over the past eight calendar years, as well as average annual returns for one and five years and since inception -- with average annual total returns compared to the performance of the NAREIT Equity REIT Index. The NAREIT Equity REIT Index is a benchmark of real estate investment trusts that invest in many types of U.S. property. The index is unmanaged and does not include the actual costs of buying, selling and holding securities. The Real Estate Investment Trust Portfolio Class commenced operations on November 11, 1997. Pursuant to applicable regulation, total return shown for periods prior to commencement of operations is that of the original (and then only) class of shares offered by The Real Estate Investment Trust Portfolio, which commenced operations on December 6, 1995. That original class has been redesignated Delaware REIT Fund Class A. Like The Real Estate Investment Trust Portfolio Class, the original class, prior to its redesignation, did not carry a front-end sales charge and was not subject to rule 12b-1 distribution expenses. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware Management Company has waived fees and paid expenses of The Real Estate Investment Trust Portfolio Class. Returns would be lower without the waiver and payment.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (The Real Estate Investment Trust Portfolio)]

    Year-by-year total return (The Real Estate Investment Trust Portfolio Class)

     The Real Estate Investment Trust Portfolio Class
            1996                         41.81%
            1997                         31.34%
            1998                        -12.09%
            1999                         -2.57%
            2000                         32.83%
            2001                          8.80%
            2002                          4.20%
            2003                         33.99%

During the periods illustrated in this bar chart, The Real Estate Investment Trust Portfolio Class' highest quarterly return was 21.32% for the quarter ended December 31, 1996 and its lowest quarterly return was -8.93% for the quarter ended September 30, 1998.

                                            Average annual returns for periods ending 12/31/03

-------------------------------------------------------------------------------------------------------------------
                                                                                                 Since inception
The Real Estate Investment Trust Portfolio Class                     1 year         5 years        (12/6/1995)
-------------------------------------------------------------------------------------------------------------------
Return before taxes                                                  33.99%         14.48%           16.15%
-------------------------------------------------------------------------------------------------------------------
Return after taxes on distributions                                  31.70%         12.29%           13.33%
-------------------------------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Portfolio shares     22.54%         11.27%           12.50%
-------------------------------------------------------------------------------------------------------------------
NAREIT Equity REIT Index
(reflects no deduction for fees, expenses or taxes)                  37.08%         14.32%           13.39%
-------------------------------------------------------------------------------------------------------------------

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and certain other retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local taxes. Past performance, both before and after taxes, is not a guarantee of future results.

What are The Real Estate Investment Trust Portfolio Class' fees and expenses? Shareholder fees are fees paid directly from your investment.

----------------------------------------------------------------
Maximum sales charge (load) imposed on purchases as
a percentage of offering price                        none
----------------------------------------------------------------
Maximum sales charge (load) imposed on reinvested
dividends                                             none
----------------------------------------------------------------
Purchase reimbursement fees                           none
----------------------------------------------------------------
Redemption reimbursement fees                         none
----------------------------------------------------------------
Exchange fees                                         none
----------------------------------------------------------------

Annual Portfolio operating expenses are deducted from The Real Estate Investment Trust Portfolio Class' assets.

----------------------------------------------------------------
Investment advisory fees(1)                           0.75%
----------------------------------------------------------------
Distribution and service (12b-1) fees                 none
----------------------------------------------------------------
Other expenses                                        0.55%
----------------------------------------------------------------
Total operating expenses(1)                           1.30%
----------------------------------------------------------------
Fee waivers and payments                              (0.15%)
----------------------------------------------------------------
Net expenses                                          1.15%
----------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(2) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

------------------------------
1 year                   $117
------------------------------
3 years                  $397
------------------------------
5 years                  $699
------------------------------
10 years               $1,555
------------------------------

(1) Delaware Management Company has contracted to waive fees and pay expenses through February 28, 2005 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 1.15% of average daily net assets.
(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example reflects the net operating expenses with expense waivers for the one-year contractual period and total operating expenses without expense waivers for years two through ten.

How has The Real Estate Investment Trust Portfolio II performed?

This bar chart and table can help you evaluate the risks of investing in The Real Estate Investment Trust Portfolio II. We show how returns before taxes for The Real Estate Investment Trust Portfolio II have varied over the past six calendar years, as well as average annual returns for one and five years and since inception - with average annual returns compared to the performance of the NAREIT Equity REIT Index. The NAREIT Equity REIT Index is a benchmark of real estate investment trusts that invest in many types of U.S. property. The index is unmanaged and does not include the actual costs of buying, selling and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware Management Company has voluntarily waived fees and paid expenses of The Real Estate Investment Trust Portfolio II. Returns would be lower without the voluntary waiver and payment.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (The Real Estate Investment Trust Portfolio II)]

       Year-by-year total return (The Real Estate Investment Trust Portfolio II)

    The Real Estate Investment Trust Portfolio II
           1998                      -12.97%
           1999                       -1.89%
           2000                       33.12%
           2001                        9.41%
           2002                        4.54%
           2003                       34.91%

During the periods illustrated in this bar chart, The Real Estate Investment Trust Portfolio II's highest quarterly return was 13.57% for the quarter ended June 30, 2000 and its lowest quarterly return was -9.62% for the quarter ended September 30, 2000.

                                            Average annual returns for periods ending 12/31/03

------------------------------------------------------------------------------------------------------------------------
                                                                                                      Since inception
The Real Estate Investment Trust Portfolio II                        1 year           5 years           (11/4/1997)
------------------------------------------------------------------------------------------------------------------------
Return before taxes                                                  34.91%            15.05%             10.24%
------------------------------------------------------------------------------------------------------------------------
Return after taxes on distributions                                  32.55%            13.18%              8.36%
------------------------------------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Portfolio shares     23.37%            11.96%              7.66%
------------------------------------------------------------------------------------------------------------------------
NAREIT Equity REIT Index
(reflects no deduction for fees, expenses or taxes)                  37.08%            14.32%              8.57%
------------------------------------------------------------------------------------------------------------------------

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and certain other retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local taxes. Past performance, both before and after taxes, is not a guarantee of future results.

What are The Real Estate Investment Trust Portfolio II's fees and expenses? Shareholder fees are fees paid directly from your investment.

----------------------------------------------------------------
Maximum sales charge (load) imposed on purchases as
a percentage of offering price                        none
----------------------------------------------------------------
Maximum sales charge (load) imposed on reinvested
dividends                                             none
----------------------------------------------------------------
Purchase reimbursement fees                           none
----------------------------------------------------------------
Redemption reimbursement fees                         none
----------------------------------------------------------------
Exchange fees                                         none
----------------------------------------------------------------

Annual Portfolio operating expenses are deducted from The Real Estate Investment Trust Portfolio II's assets.

----------------------------------------------------------------
Investment advisory fees(1)                           0.75%
----------------------------------------------------------------
Distribution and service (12b-1) fees                 none
----------------------------------------------------------------
Other expenses                                        0.14%
----------------------------------------------------------------
Total operating expenses(1)                           0.89%
----------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.
(2) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

----------------------------
1 year         $91
----------------------------
3 years        $284
----------------------------
5 years        $493
----------------------------
10 years       $1,096
----------------------------

(1) Delaware Management Company has agreed to waive fees and pay expenses through October 31, 2004 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.86% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap. Had the amount waived and/or paid been deducted, investment advisory fees and total operating expenses would have been 0.72% and 0.86%, respectively.

(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 1.

Profile: The Global Equity Portfolio

What is the Portfolio's goal?

     The Global Equity Portfolio seeks long-term growth without undue risk to principal. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the Portfolio's main investment strategies? The Portfolio invests primarily in equity securities of issuers located throughout the world. The securities selected for the Portfolio will normally, in our opinion, be undervalued at the time of purchase based on our fundamental analysis. Investments will be mainly in marketable securities of companies located in developed markets.

Under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities (the "80% Policy").

The Portfolio will invest in securities traded in equity markets and currencies that we believe offer the best relative values within the global investment universe. Equity securities include, but are not to be limited to, common stocks, securities convertible into common stock and securities having common stock characteristics, such as rights and warrants to purchase common stocks. Additionally, the Portfolio may, from time to time, hold its assets in cash (which may be U.S. dollars or foreign currencies, including the Euro) or may invest in short-term debt securities or other money market instruments, as described below.

Our approach in selecting investments for the Portfolio is oriented to individual stock selection and is value driven. In selecting stocks for the Portfolio, we consider movement in the price of individual securities, and the impact of currency adjustment on a United States domiciled, dollar-based investor. We also conduct research on a global basis in an effort to identify securities that have the potential for long-term total return. The center of the research effort is a value oriented dividend discount methodology toward individual securities and market analysis which isolates value across country boundaries. This approach focuses on future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being paid today. Comparisons of the values of different possible investments are then made. Our approach is long-term in orientation, and it is expected that the annual turnover rate of the Portfolio will not exceed 75% under normal circumstances.

In a global portfolio, currency return can be an integral component of an investment's total return. We will use a purchasing power parity approach to assess the value of individual currencies. Purchasing power parity attempts to identify the amount of goods and services that a dollar will buy in the United States and compares that to the amount of a foreign currency required to buy the same amount of goods and services in another country. Eventually, currencies should trade at levels that would make it possible for the dollar to buy the same amount of goods and services overseas as in the United States. When the dollar buys less, the foreign currency may be overvalued. When the dollar buys more, the foreign currency may be undervalued. Securities available in an undervalued currency may offer greater return potential and may be an attractive investment.

Currency considerations carry a special risk for a portfolio that allocates a significant portion of its assets to foreign securities. Because of these special risks, the Portfolio may actively carry on hedging activities, and may invest in forward foreign currency exchange contracts to hedge currency risks associated with the purchase of securities denominated in a particular currency.

The Portfolio may invest up to 20% of its net assets in fixed-income securities. The fixed-income securities in which the Portfolio may invest include U.S. dollar or foreign currency-denominated government, government agency or corporate bonds and bonds of supranational organizations. A supranational organization is an entity established or financially supported by the national governments of one or more countries to promote development or reconstruction. They include: The World Bank, European Investment Bank, Asian Development Bank, European Economic Community and the Inter-American Development Bank, among others. In addition, for temporary defensive purposes, the Portfolio may invest all or a substantial portion of its assets in high quality debt instruments issued by foreign governments, their agencies, instrumentalities or political subdivisions, the U.S. government, its agencies or instrumentalities, which are backed by the full faith and credit of the U.S. government, or issued by foreign or U.S. companies and certain short-term instruments. In taking such temporary defensive positions, the Portfolio may not be able to achieve its investment objective. The Portfolio may also invest in the securities listed above pending investment of proceeds from new sales of Portfolio shares and to maintain sufficient cash to meet redemption requests.

What are the main risks of investing in the Portfolio? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. This Portfolio primarily will be affected by changes in stock prices and currency exchange rates. Investments in securities of non-U.S. companies are generally denominated in foreign currencies and involve certain risk and opportunity considerations not typically associated with investing in U.S. companies. Foreign securities may be adversely affected by political instability, foreign economic conditions or inadequate regulatory and accounting standards. In addition, there is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations. The Portfolio may be affected by changes in currency rates and exchange control regulations and may incur costs in connection with conversions between currencies. If, and to the extent that, we invest in forward foreign currency contracts or use other instruments to hedge against currency risks, the Portfolio will be subject to the special risks associated with those activities. In addition, to the extent that the Portfolio invests in securities of companies in emerging markets, those investments present a greater degree of risk than tends to be the case for foreign investments in Western Europe and other developed markets.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

The Portfolio's 80% Policy described above may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

How has The Global Equity Portfolio performed?

This bar chart and table can help you evaluate the risks of investing in The Global Equity Portfolio. We show how returns before taxes for The Global Equity Portfolio have varied over the past six calendar years, as well as average annual returns for one and five years and since inception -- with average annual returns compared to the performance of the Morgan Stanley Capital International World Index. The Morgan Stanley Capital International World Index is an international index that includes stocks traded in Europe, Australasia, the Far East, the U.S., Canada and South Africa, weighted by capitalization. The index is unmanaged and does not include the actual costs of buying, selling and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware International Advisers Ltd. has voluntarily waived fees and paid expenses of The Global Equity Portfolio. Returns would be lower without the voluntary waiver and payment. Additionally, reimbursement fees applicable to purchases and redemptions of shares of the Portfolio are not reflected in the bar chart and table. If these fees were reflected, your return would be less than that shown.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (The Global Equity Portfolio)]


                         Year-by-year total return (The Global Equity Portfolio)

    The Global Equity Portfolio
      1998              11.15%
      1999               5.34%
      2000               0.24%
      2001              -9.36%
      2002             -12.38%
      2003              37.52%

During the periods illustrated in this bar chart, The Global Equity Portfolio's highest quarterly return was 21.01% for the quarter ended June 30, 2003 and its lowest quarterly return was -18.90% for the quarter ended September 30, 2002.

                                                                 Average annual returns for periods ending 12/31/03

------------------------------------------------------------------------------------------------------------------------
                                                                                                      Since inception
The Global Equity Portfolio                                          1 year           5 years          (10/15/1997)
------------------------------------------------------------------------------------------------------------------------
Return before taxes                                                  37.52%            2.89%               3.84%
------------------------------------------------------------------------------------------------------------------------
Return after taxes on distributions                                  37.08%            2.06%               2.90%
------------------------------------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Portfolio shares     24.93%            2.00%               2.74%
------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Capital International World Index
(reflects no deduction for fees, expenses or taxes)                  33.10%           -0.76%               3.44%
------------------------------------------------------------------------------------------------------------------------

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and certain other retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local taxes. Past performance, both before and after taxes, is not a guarantee of future results.

What are The Global Equity Portfolio's fees and expenses? Shareholder fees are fees paid directly from your investment.

----------------------------------------------------------------
Maximum sales charge (load) imposed on purchases as
a percentage of offering price                        none
----------------------------------------------------------------
Maximum sales charge (load) imposed on reinvested
dividends                                             none
----------------------------------------------------------------
Purchase reimbursement fees(1)                        0.40%
----------------------------------------------------------------
Redemption reimbursement fees(1)                      0.30%
----------------------------------------------------------------
Exchange fees                                         none
----------------------------------------------------------------

Annual Portfolio operating expenses are deducted from The Global Equity Portfolio's assets.

----------------------------------------------------------------
Investment advisory fees(2)                           0.75%
----------------------------------------------------------------
Distribution and service (12b-1) fees                 none
----------------------------------------------------------------
Other expenses                                        0.46%
----------------------------------------------------------------
Total operating expenses(2)                           1.21%
----------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.
(3) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

--------------------------------------------------------
               Assumes             Assumes no
               redemption(4)       redemption(4)
--------------------------------------------------------
1 year         $194                $163
--------------------------------------------------------
3 years        $456                $423
--------------------------------------------------------
5 years        $738                $702
--------------------------------------------------------
10 years       $1,543              $1,500
--------------------------------------------------------

(1) The purchase reimbursement fee and redemption reimbursement fee are paid to the Portfolio. These fees are designed to reflect an approximation of the brokerage and other transaction costs associated with the investment of an investor's purchase amount or the disposition of assets to meet redemptions, and to limit the extent to which the Portfolio (and, indirectly, the Portfolio's existing shareholders) would have to bear such costs. In lieu of the reimbursement fees, investors in The Global Equity Portfolio may be permitted to utilize alternative purchase and redemption methods designed to accomplish the same economic effect as the reimbursement fees.
(2) Delaware International Advisers Ltd. has agreed to waive fees and pay expenses through October 31, 2004 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.96% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap. Had the amount waived and/or paid been deducted, investment advisory fees and total operating expenses would have been 0.50% and 0.96%, respectively.

(3) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 2.
(4) Current reimbursement fees described in footnote 1 apply.

Profile: The International Equity Portfolio

What is the Portfolio's goal?

     The International Equity Portfolio seeks maximum long-term total return. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the Portfolio's main investment strategies? The Portfolio invests primarily in equity securities of companies that are organized, have a majority of their assets, or derive most of their operating income outside the United States, and which, in our opinion, are undervalued at the time of purchase based on our fundamental analysis. Investments will be made mainly in marketable securities of companies located in developed countries.

Under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities (the "80% Policy").

Equity securities include, but are not to be limited to, common stocks, securities convertible into common stock and securities having common stock characteristics, such as rights and warrants to purchase common stocks. Additionally, the Portfolio may from time to time, hold its assets in cash (which may be U.S. dollars or foreign currencies, including the Euro), or may invest in short-term debt securities or other money market instruments. Except when we believe a temporary defensive approach is appropriate, the Portfolio generally will not hold more than 5% of its assets in cash or such short-term instruments. When taking a temporary defensive position the Portfolio may not be able to attain its investment objective.

Our approach in selecting investments for the Portfolio is oriented to individual stock selection and is value driven. In selecting stocks for the Portfolio, we consider movement in the price of individual securities, and the impact of currency adjustment on a United States domiciled, dollar-based investor. We also conduct research on a global basis in an effort to identify securities that have the potential for long-term total return. The center of the research effort is a value oriented dividend discount methodology toward individual securities and market analysis which isolates value across country boundaries. This approach focuses on future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being paid today. Comparisons of the values of different possible investments are then made. Our approach is long-term in orientation, and it is expected that the annual turnover rate of the Portfolio will not exceed 75% under normal circumstances.

In an international portfolio, currency returns can be an integral component of an investment's total return. We will use a purchasing power parity approach to assess the value of individual currencies. Purchasing power parity attempts to identify the amount of goods and services that a dollar will buy in the United States and compares that to the amount of a foreign currency required to buy the same amount of goods and services in another country. Eventually, currencies should trade at levels that would make it possible for the dollar to buy the same amount of goods and services overseas as in the United States. When the dollar buys less, the foreign currency may be overvalued. When the dollar buys more, the foreign currency may be undervalued. Securities available in an undervalued currency may offer greater return potential and may be an attractive investment.

Currency considerations carry a special risk for a portfolio of international securities, and we use a purchasing power parity approach to evaluate currency risk. In this regard, the Portfolio may actively carry on hedging activities, and may invest in forward foreign currency exchange contracts to hedge currency risks associated with the purchase of individual securities denominated in a particular currency.

The Portfolio may make limited use (not more than 15% of its assets) of foreign fixed-income securities when, in our opinion, attractive opportunities exist relative to those available through equity securities or the short-term investments described above. The foreign fixed-income securities in which the Portfolio may invest may be U.S. dollar or foreign currency denominated, including the Euro, and may include obligations of foreign governments, foreign government agencies, supranational organizations or corporations and other private entities. Such governmental fixed-income securities will be, at the time of purchase, of the highest quality (e.g., AAA by S&P or Aaa by Moody's) or of comparable quality. Corporate fixed-income securities will be, at the time of purchase, rated in one of the top two rating categories (e.g., AAA and AA by S&P or Aaa and Aa by Moody's) or of comparable quality.

What are the main risks of investing in the Portfolio? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. This Portfolio primarily will be affected by changes in the stock prices and currency exchange rates. Investments in securities of non-U.S. issuers are generally denominated in foreign currencies and involve certain risk and opportunity considerations not typically associated with investing in U.S. companies. Foreign securities may be adversely affected by political instability, foreign economic conditions or inadequate regulatory and accounting standards. In addition, there is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations. The Portfolio may be affected by changes in currency rates which may reduce or eliminate any gains produced by investments and exchange control regulations and may incur costs in connection with conversions between currencies. If, and to the extent that, we invest in forward foreign currency contracts or use other instruments to hedge against currency risks, the Portfolio will be subject to the special risks associated with those activities. In addition, to the extent that the Portfolio invests in securities of companies in emerging markets, those investments present a greater degree of risk than tends to be the case for foreign investments in Western Europe and other developed markets.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

The Portfolio's 80% Policy described above may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

How has The International Equity Portfolio performed?

This bar chart and table can help you evaluate the risks of investing in The International Equity Portfolio. We show how returns before taxes for The International Equity Portfolio have varied over the past ten calendar years, as well as average annual returns for one, five and ten years -- with average annual returns compared to the performance of the Morgan Stanley Capital International EAFE Index. The Morgan Stanley Capital International EAFE Index is an international index including stocks traded on approximately 21 exchanges in Europe, Australasia and the Far East, weighted by capitalization. The index is unmanaged and does not include the actual costs of buying, selling and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. From commencement of operations through October 31, 2001, Delaware International Advisers Ltd. voluntarily waived fees and paid expenses of The International Equity Portfolio. Returns for these periods would be lower without the voluntary waiver and payment.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (The International Equity Portfolio)]

                  Year-by-year total return (The International Equity Portfolio)

   The International Equity Portfolio
        1994                 3.59%
        1995                13.02%
        1996                20.35%
        1997                 5.13%
        1998                10.01%
        1999                17.41%
        2000                 0.49%
        2001                -9.88%
        2002                -9.00%
        2003                41.64%

During the periods illustrated in this bar chart, The International Equity Portfolio's highest quarterly return was 22.52% for the quarter ended June 30, 2003 and its lowest quarterly return was -18.61% for the quarter ended September 30, 2002.

                                                                 Average annual returns for periods ending 12/31/03

-------------------------------------------------------------------------------------------------------------------
The International Equity Portfolio                                   1 year         5 years         10 years
-------------------------------------------------------------------------------------------------------------------
Return before taxes                                                  41.64%          6.51%            8.37%
-------------------------------------------------------------------------------------------------------------------
Return after taxes on distributions                                  41.34%          4.99%            6.82%
-------------------------------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Portfolio shares     27.78%          4.96%            6.50%
-------------------------------------------------------------------------------------------------------------------
Morgan Stanley Capital International EAFE Index
(reflects no deduction for fees, expenses or taxes)                  38.63%         -0.05%            4.47%
-------------------------------------------------------------------------------------------------------------------

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and certain other retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local taxes. Past performance, both before and after taxes, is not a guarantee of future results.

What are The International Equity Portfolio's fees and expenses? Shareholder fees are fees paid directly from your investment.

----------------------------------------------------------------
Maximum sales charge (load) imposed on purchases as
a percentage of offering price                        none
----------------------------------------------------------------
Maximum sales charge (load) imposed on reinvested
dividends                                             none
----------------------------------------------------------------
Purchase reimbursement fees                           none
----------------------------------------------------------------
Redemption reimbursement fees                         none
----------------------------------------------------------------
Exchange fees                                         none
----------------------------------------------------------------

Annual Portfolio operating expenses are deducted from The International Equity Portfolio's assets.

----------------------------------------------------------------
Investment advisory fees                              0.75%
----------------------------------------------------------------
Distribution and service (12b-1) fees                 none
----------------------------------------------------------------
Other expenses                                        0.15%
----------------------------------------------------------------
Total operating expenses                              0.90%
----------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.
(1) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

-----------------------------
1 year                   $92
-----------------------------
3 years                 $287
-----------------------------
5 years                 $498
-----------------------------
10 years              $1,108
-----------------------------

(1) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show.

Profile: The Labor Select International Equity Portfolio

What is the Portfolio's goal?

     The Labor Select International Equity Portfolio seeks maximum long-term total return. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the Portfolio's main investment strategies? The Portfolio will primarily invest in equity securities of companies that are organized, have a majority of their assets, or derive most of their operating income outside of the United States, and which, in our opinion, are undervalued at the time of purchase based on rigorous fundamental analysis that we employ. In addition to following these quantitative guidelines, we will select securities of issuers that present certain characteristics that are compatible or operate in accordance with certain investment policies or restrictions followed by organized labor.

Under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities (the "80% Policy").

In selecting portfolio securities, we emphasize strong performance in falling markets relative to other mutual funds focusing on international equity investments. Equity securities include, but are not to be limited to, common stocks, securities convertible into common stocks and securities having common stock characteristics, such as rights and warrants to purchase common stocks. Additionally, the Portfolio may, from time to time, hold its assets in cash (which may be U.S. dollars or foreign currency, including the Euro) or may invest in short-term debt securities or other money market instruments. Except when a temporary defensive approach is appropriate, the Portfolio generally will not hold more than 5% of its assets in cash or such short-term instruments. When taking a temporary defensive position, the Portfolio may not be able to attain its investment objective.

The Portfolio may make limited use (not more than 15% of its assets) of foreign fixed-income securities when, in our opinion, attractive opportunities exist relative to those available through equity securities or the short-term investments described above. The foreign fixed-income securities in which the Portfolio may invest may be U.S. dollar or foreign currency denominated, including the Euro, and may include obligations of foreign governments, foreign government agencies, supranational organizations or corporations and other private entities. Such governmental fixed-income securities will be, at the time of purchase, of the highest quality (e.g., AAA by S&P or Aaa by Moody's) or of comparable quality. Corporate fixed-income securities will be, at the time of purchase, rated in one of the top two rating categories (e.g., AAA and AA by S&P or Aaa and Aa by Moody's) or of comparable quality.

Our approach in selecting investments for the Portfolio is primarily quantitatively oriented to individual stock selection and is value driven. In selecting stocks for the Portfolio, we identify those stocks which we believe will provide the highest total return over a market cycle, taking into consideration the movement in the price of the individual security, the impact of currency adjustment on a United States domiciled, dollar-based investor and the investment guidelines described below. We conduct extensive fundamental research on a global basis, and it is through this research effort that securities with the potential for maximum long-term total return are identified. The center of the fundamental research effort is a value oriented dividend discount methodology toward individual securities and market analysis which isolates value across country boundaries. Our approach focuses on future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being paid today. Comparisons of the values of different possible investments are then made.

Supplementing our quantitative approach to stock selection, we also attempt to follow certain qualitative investment guidelines which seek to identify issuers that present certain characteristics that are compatible or operate in accordance with certain investment policies or restrictions followed by organized labor. These qualitative investment guidelines include country screens, as well as additional issuer-specific criteria. The country screens require that the securities are of companies domiciled in those countries that are included in the Morgan Stanley Capital International Europe, Australia and Far East (EAFE) Index and Canada, as long as the country does not appear on any list of prohibited or boycotted nations of the AFL-CIO or certain other labor organizations. Nations that are currently in the EAFE Index include, among others, Japan, the United Kingdom, Germany, France and the Netherlands. In addition, the Portfolio will tend to favor investment in issuers located in those countries that we perceive as enjoying favorable relations with the United States. Pursuant to the Portfolio's issuer-specific criteria, the Portfolio will: (1) invest only in companies which are publicly traded; (2) focus on companies that show, in our opinion, evidence of pursuing fair labor practices;
(3) focus on companies that have not been subject to penalties or tariffs imposed by applicable U.S. government agencies for unfair trade practices within the previous two years; and (4) not invest in initial public offerings. Evidence of pursuing fair labor practices would include whether a company has demonstrated patterns of non-compliance with applicable labor or health and safety laws. The qualitative labor sensitivity factors that we will utilize in selecting securities will vary over time, and will be solely in our discretion.

We do not normally intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading; however, we may take advantage of short-term opportunities that are consistent with the Portfolio's investment objective. It is anticipated that the annual turnover rate of the Portfolio, under normal circumstances, will generally not exceed 100%.

Currency considerations carry a special risk for a portfolio of international securities, and we use a purchasing power parity approach to evaluate currency risk. In this regard, the Portfolio may actively carry on hedging activities, and may invest in forward foreign currency exchange contracts to hedge currency risks associated with the purchase of individual securities denominated in a particular currency.

What are the main risks of investing in the Portfolio? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. The Portfolio's share prices and yields will fluctuate in response to movements in stock prices and currency exchange rates. Investments in securities of non-U.S. issuers are generally denominated in foreign currencies and involve certain risk and opportunity considerations not typically associated with investing in U.S. companies. Foreign securities may be adversely affected by political instability, foreign economic conditions or inadequate regulatory and accounting standards. In addition, there is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations. The Portfolio also may be affected by changes in currency rates which may reduce or eliminate any gains produced by investment and exchange control regulations and may incur costs in connection with conversions between currencies. If, and to the extent that, we invest in forward foreign currency contracts or use other investments to hedge against currency risks, the Portfolio will be subject to the special risks associated with those activities. In addition, to the extent the Portfolio invests in securities of companies in emerging markets, those investments present a greater degree of risk than tends to be the case for foreign investments in Western Europe and other developed markets.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

The Portfolio's 80% Policy described above may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

How has The Labor Select International Equity Portfolio performed?

This bar chart and table can help you evaluate the risks of investing in The Labor Select International Equity Portfolio. We show how returns before taxes for The Labor Select International Equity Portfolio have varied over the past eight calendar years, as well as average annual returns for one and five years and since inception - with average annual returns compared to the performance of the Morgan Stanley Capital International EAFE Index. The Morgan Stanley Capital International EAFE Index is an international index including stocks traded on approximately 21 exchanges in Europe, Australasia and the Far East, weighted by capitalization. The index is unmanaged and does not include the actual costs of buying, selling and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During some of the periods shown, Delaware International Advisers Ltd. has voluntarily waived fees and paid expenses of The Labor Select International Equity Portfolio. Returns would be lower without the voluntary waiver and payment.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (The Labor Select International Equity Portfolio)]

     Year-by-year total return (The Labor Select International Equity Portfolio)

     The Labor Select International Equity Portfolio
            1996                         22.08%
            1997                         10.83%
            1998                         11.90%
            1999                         10.56%
            2000                          3.99%
            2001                        -10.73%
            2002                         -6.40%
            2003                         40.42%

During the periods illustrated in this bar chart, The Labor Select International Equity Portfolio's highest quarterly return was 22.54% for the quarter ended June 30, 2003 and its lowest quarterly return was -18.02% for the quarter ended September 30, 2002.

                                                                 Average annual returns for periods ending 12/31/03

-------------------------------------------------------------------------------------------------------------------
                                                                                                 Since inception
The Labor Select International Equity Portfolio                      1 year         5 years       (12/19/1995)
-------------------------------------------------------------------------------------------------------------------
Return before taxes                                                  40.42%          6.17%            9.64%
-------------------------------------------------------------------------------------------------------------------
Return after taxes on distributions                                  39.86%          4.80%            8.24%
-------------------------------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Portfolio shares     27.23%          4.71%            7.74%
-------------------------------------------------------------------------------------------------------------------
Morgan Stanley Capital International EAFE Index
(reflects no deduction for fees, expenses or taxes)                  38.63%         -0.05%            3.25%
-------------------------------------------------------------------------------------------------------------------

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and certain other retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local taxes. Past performance, both before and after taxes, is not a guarantee of future results.

What are The Labor Select International Equity Portfolio's fees and expenses? Shareholder fees are fees paid directly from your investment.

----------------------------------------------------------------
Maximum sales charge (load) imposed on purchases as
a percentage of offering price                        none
----------------------------------------------------------------
Maximum sales charge (load) imposed on reinvested
dividends                                             none
----------------------------------------------------------------
Purchase reimbursement fees                           none
----------------------------------------------------------------
Redemption reimbursement fees                         none
----------------------------------------------------------------
Exchange fees                                         none
----------------------------------------------------------------

Annual Portfolio operating expenses are deducted from The Labor Select International Equity Portfolio's assets.

----------------------------------------------------------------
Investment advisory fees(1)                           0.75%
----------------------------------------------------------------
Distribution and service (12b-1) fees                 none
----------------------------------------------------------------
Other expenses                                        0.16%
----------------------------------------------------------------
Total operating expenses(1)                           0.91%
----------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(2) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

-----------------------------
1 year         $93
-----------------------------
3 years        $290
-----------------------------
5 years        $504
-----------------------------
10 years       $1,120
-----------------------------

(1) Delaware International Advisers Ltd. has agreed to waive fees and pay expenses through October 31, 2004 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.96% of average daily net assets.

(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show.

Profile: The Emerging Markets Portfolio

What is the Portfolio's goal?

     The Emerging Markets Portfolio seeks long-term capital appreciation. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the Portfolio's main investment strategies? The Emerging Markets Portfolio is an international fund. The Portfolio invests generally in equity securities of companies organized in, having a majority of their assets in, or deriving a majority of their operating income from, emerging countries. Equity securities include, but are not limited to, common stocks, preferred stocks, convertible securities, certain non-traditional equity securities and warrants. The Portfolio is considered "non-diversified" under the federal laws and regulations that regulate mutual funds. Thus, adverse effects on the Portfolio's investments may affect a larger portion of its overall assets and subject the Portfolio to greater risks.

Under normal circumstances, the Portfolio will invest at least 80% of its net assets in investments of emerging market issuers (the "80% Policy").

The Portfolio considers an "emerging country" to be any country which is generally recognized to be an emerging or developing country by the international financial community, including the World Bank and the International Finance Corporation, as well as countries that are classified by the United Nations or otherwise regarded by their authorities as developing. In addition, any country that is included in the International Finance Corporation Free Index or Morgan Stanley Capital International Emerging Markets Free Index will be considered to be an "emerging country." There are more than 130 countries that are generally considered to be emerging or developing countries by the international financial community, approximately 40 of which currently have stock markets. Almost every nation in the world is included within this group of developing or emerging countries except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western and Northern Europe.

The Portfolio will focus its investments in those emerging countries where we consider the economies to be developing strongly and where the markets are becoming more sophisticated. Currently, investing in many other emerging countries is not feasible, or may, in our opinion, involve unacceptable political risks. We believe that investment opportunities may result from an evolving long-term international trend favoring more market-oriented economies, a trend that may particularly benefit certain countries having developing markets. This trend may be facilitated by local or international political, economic or financial developments that could benefit the capital markets in such countries.

In considering possible emerging countries in which the Portfolio may invest, we will place particular emphasis on factors such as economic conditions (including growth trends, inflation rates and trade balances), regulatory and currency controls, accounting standards and political and social conditions. We currently anticipate that the countries in which the Portfolio may invest will include, among others, Argentina, Brazil, Chile, China, Colombia, Croatia, the Czech Republic, Egypt, Estonia, Ghana, Hungary, India, Indonesia, Israel, Jordan, Kazakhstan, Kenya, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Romania, Russia, Slovenia, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, Venezuela and Zimbabwe. As markets in other emerging countries develop, we expect to expand and further diversify the countries in which the Portfolio invests.

Although this is not an exclusive list, we consider an emerging country equity security to be one that is issued by a company that exhibits one or more of the following characteristics: (1) its principal securities trading market is in an emerging country, as defined above; (2) while traded in any market, alone or on a consolidated basis, the company derives 50% or more of its annual revenues from either goods produced, sales made or services performed in emerging countries; or (3) it is organized under the laws of, and has a principal office in, an emerging country. We will determine eligibility based on publicly available information and inquiries made of the companies.

Up to 35% of the Portfolio's net assets may be invested in debt securities issued by emerging country companies, and foreign governments, their agencies, instrumentalities or political subdivisions, all of which may be high-yield, high-risk fixed-income securities rated lower than BBB by S&P and Baa by Moody's or, if unrated, considered to be of equivalent quality. The Portfolio may also invest in Brady Bonds and zero coupon bonds. The Portfolio may invest in securities issued in any currency and may hold foreign currency. Securities of issuers within a given country may be denominated in the currency of another country or in multinational currency units, including the Euro. For temporary defensive purposes, the Portfolio may invest all or a substantial portion of its assets in high-quality debt instruments. When taking a temporary defensive position, the Portfolio may not be able to achieve its investment objective.

Currency considerations carry a special risk for a portfolio of international securities. We use a purchasing power parity approach to evaluate currency risk. In this regard, the Portfolio may actively carry on hedging activities, and may invest in forward foreign currency exchange contracts to hedge currency risks associated with the purchase of individual securities denominated in a particular currency.

What are the main risks of investing in the Portfolio? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. This Portfolio primarily will be affected by changes in stock and bond prices and currency exchange rates. Investments in securities of non-U.S. companies are generally denominated in foreign currencies and involve certain risk and opportunity considerations not typically associated with investing in U.S. companies. Foreign securities may be adversely affected by political instability, foreign economic conditions or inadequate regulatory and accounting standards. In addition, there is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations. The Portfolio may be affected by changes in currency rates and exchange control regulations and may incur costs in connection with conversions between currencies. If, and to the extent that, we invest in forward foreign currency contracts or use other investments to hedge against currency risks, the Portfolio will be subject to the special risks associated with those activities. In addition, investments in securities of companies in emerging markets present a greater degree of risk than tends to be the case for foreign investments in Western Europe and other developed markets.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

The Portfolio's 80% Policy described above may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

How has The Emerging Markets Portfolio performed?

This bar chart and table can help you evaluate the risks of investing in The Emerging Markets Portfolio. We show how returns before taxes for The Emerging Markets Portfolio have varied over the past six calendar years, as well as average annual returns for one and five years and since inception--with average annual returns compared to the performance of the Morgan Stanley Capital International Emerging Markets Free Index. The Morgan Stanley Capital International Emerging Markets Free Index is a U.S. dollar denominated index comprised of stocks of countries with below average per capita Gross Domestic Product as defined by the World Bank, foreign ownership restrictions, a tax regulatory environment, and greater perceived market risk than in developed countries. Within this index, Morgan Stanley Capital International aims to capture an aggregate of 60% of local market capitalization. The index is unmanaged and does not include the actual costs of buying, selling and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During some of the periods shown, Delaware International Advisers Ltd. has voluntarily waived fees and paid expenses of The Emerging Markets Portfolio. Returns would be lower without the voluntary waiver and payment. Additionally, reimbursement fees applicable to purchases and redemptions of shares of the Portfolio are not reflected in the bar chart and table. If these fees were reflected, your return would be less than that shown.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (The Emerging Markets Portfolio)]

                      Year-by-year total return (The Emerging Markets Portfolio)

    The Emerging Markets Portfolio
       1998               -34.88%
       1999                62.01%
       2000               -23.33%
       2001                 6.06%
       2002                 4.99%
       2003                69.07%

During the periods illustrated in this bar chart, The Emerging Markets Portfolio's highest quarterly return was 26.57% for the quarter ended June 30, 1999 and its lowest quarterly return was -24.26% for the quarter ended June 30, 1998.

                                                                 Average annual returns for periods ending 12/31/03

------------------------------------------------------------------------------------------------------------------------
                                                                                                      Since inception
The Emerging Markets Portfolio                                       1 year           5 years           (4/14/1997)
------------------------------------------------------------------------------------------------------------------------
Return before taxes                                                  69.07%            18.52%              4.79%
------------------------------------------------------------------------------------------------------------------------
Return after taxes on distributions                                  68.37%            17.66%              3.97%
------------------------------------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Portfolio shares     45.49%            15.81%              3.57%
------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Capital International Emerging Markets Free Index
(reflects no deduction for fees, expenses or taxes)                  55.82%            10.40%             -0.07%
------------------------------------------------------------------------------------------------------------------------

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and certain other retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local taxes. Past performance, both before and after taxes, is not a guarantee of future results.

What are The Emerging Markets Portfolio's fees and expenses? Shareholder fees are fees paid directly from your investment.

----------------------------------------------------------------
Maximum sales charge (load) imposed on purchases as
a percentage of offering price                        none
----------------------------------------------------------------
Maximum sales charge (load) imposed on reinvested
dividends                                             none
----------------------------------------------------------------
Purchase reimbursement fees(1)                        0.75%
----------------------------------------------------------------
Redemption reimbursement fees(1)                      0.75%
----------------------------------------------------------------
Exchange fees                                         none
----------------------------------------------------------------

Annual Portfolio operating expenses are deducted from The Emerging Markets Portfolio's assets.

----------------------------------------------------------------
Investment advisory fees                              1.00%
----------------------------------------------------------------
Distribution and service (12b-1) fees                 none
----------------------------------------------------------------
Other expenses                                        0.23%
----------------------------------------------------------------
Total operating expenses(2)                           1.23%
----------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(3) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

--------------------------------------------------------
               Assumes             Assumes no
               redemption(4)       redemption(4)
--------------------------------------------------------
1 year         $277                $199
--------------------------------------------------------
3 years        $546                $462
--------------------------------------------------------
5 years        $835                $746
--------------------------------------------------------
10 years       $1,660              $1,552
--------------------------------------------------------

(1) The purchase reimbursement fee and redemption reimbursement fee are paid to the Portfolio. These fees are designed to reflect an approximation of the brokerage and other transaction costs associated with the investment of an investor's purchase amount or the disposition of assets to meet redemptions, and to limit the extent to which the Portfolio (and, indirectly, the Portfolio's existing shareholders) would have to bear such costs. In lieu of the reimbursement fees, investors in The Emerging Markets Portfolio may be permitted to utilize alternative purchase and redemption methods designed to accomplish the same economic effect as the reimbursement fees.
(2) Delaware International Advisers Ltd. has agreed to waive fees and pay expenses through October 31, 2004 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 1.55% of average daily net assets.

(3) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show.
(4) Current reimbursement fees described in footnote 1 apply.

Profile:  The International Small-Cap Portfolio

What is the Portfolio's goal?

       The International Small-Cap Portfolio seeks long-term capital appreciation. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the Portfolio's main investment strategies? The Portfolio invests primarily in equity securities of smaller companies that are organized, have a majority of their assets, or derive most of their operating income outside the United States, which may include companies located or operating in established or emerging countries. The current market capitalization of the companies in which the Portfolio intends to focus its investments will generally be $2.5 billion or less (at the time of purchase).

Under normal circumstances, the Portfolio will invest at least 80% of its net assets in investments of small-capitalization companies (the "80% Policy").

By focusing on smaller, non-U.S. companies, we try to identify equity securities of companies that we believe are responsive to changes within their markets and have the potential for strong real earnings and dividend growth. We will look for changing and dominant trends within the relevant markets and purchase securities of companies that we believe will benefit from these trends. In addition, we will consider the financial strength of a company or its industry. We may invest in smaller capitalization companies that are temporarily out of favor or overlooked by securities analysts and whose value, therefore, may not be fully recognized by the market.

The equity securities in which the Portfolio will primarily invest include, but are not to be limited to, common stocks and sponsored or unsponsored Depositary Receipts, preferred stocks, rights or warrants to purchase common stocks and securities convertible into common stocks. Depositary Receipts are receipts typically issued by a bank or trust company evidencing ownership of underlying securities issued by a foreign company.

In selecting investments for the Portfolio, we use a dividend discount analysis across country boundaries and a purchasing power parity approach to identify currencies and markets that are overvalued or undervalued relative to the U.S. dollar. We use the dividend discount analysis to compare the value of different investments by looking at future anticipated dividends and discounting the value of those dividends back to what they would be worth if they were being paid today. With a purchasing power parity approach, we determine the amount of goods and services that a dollar will buy in the United States and compare that to the amount of a foreign currency required to buy the same amount of goods and services in another country. When the dollar buys less, the foreign currency may be overvalued. Conversely, when the dollar buys more, the foreign currency may be undervalued.

While the Portfolio may purchase securities in any foreign country, developed and developing, or emerging market countries, it is currently anticipated that the countries in which the Portfolio is more likely to invest will include, among others, Australia, Belgium, Canada, Denmark, Finland, France, Germany, Italy, Japan, the Netherlands, New Zealand, Norway, Singapore, Spain, Switzerland, and the United Kingdom. Emerging market countries are also permitted, such as, among others, Argentina, Brazil, Chile, Egypt, Greece, Hong Kong, India, Indonesia, Korea, Malaysia, Peru, the Philippines, South Africa, Taiwan, Thailand and Turkey, but are not likely to be a major focus at this time. These lists are representative, and we may invest in additional countries from time to time.

Currency considerations carry a special risk for a portfolio of international securities, and we use a purchasing power parity approach to evaluate currency risk. In this regard, the Portfolio may actively carry on hedging activities, and may invest in forward foreign currency exchange contracts to hedge currency risks associated with the purchase of individual securities denominated in a particular currency.

The Portfolio may also invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stock, and certain other non-traditional equity securities.

The Portfolio may invest up to 15% of its net assets in fixed-income securities, some or all of which may be high-yield, high-risk, fixed-income securities rated lower than BBB by S&P and Baa by Moody's or, if unrated, are considered by the investment advisor to be of equivalent quality, and which present special investment risks. Convertible bonds are treated as equity securities and are not subject to the 15% limit.

For temporary defensive purposes, the Portfolio may invest all or a substantial portion of its assets in high quality U.S. and foreign governmental and corporate debt instruments. The Portfolio may also hold these securities pending investment of proceeds from new sales of Portfolio shares and to maintain sufficient cash to meet redemption requests.

What are the main risks of investing in the Portfolio?
Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. The Portfolio will be adversely affected by declines in stock and bond prices, which can be caused by a drop in the stock or bond market, an adverse change in interest rates, or poor performance in specific geographic regions, industries or companies. Because the Portfolio seeks long-term capital appreciation by investing primarily in international small-capitalization companies, its investments are likely to involve a higher degree of liquidity risk and price volatility than larger capitalization securities. Investments in foreign securities, whether equity or fixed-income, involve special risks, including those related to currency fluctuations, as well as to political, economic and social situations different from and potentially more volatile than those in the U.S. In addition, the accounting, tax and financial reporting standards of foreign countries are different from and may be less reliable or comprehensive than those relating to U.S. issuers. If, and to the extent that, we invest in forward foreign currency contracts or use other investments to hedge against currency risks, the Portfolio will be subject to the special risks associated with those activities. In addition, investments in securities of companies in emerging markets present a greater degree of risk than tends to be the case for foreign investments in developed markets. The Portfolio may invest up to 15% of its net assets in high-yield, high-risk, foreign fixed-income securities, which are subject to substantial risks, particularly during periods of economic downturns or rising interest rates.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

The Portfolio's 80% Policy described above may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

How has The International Small-Cap Portfolio performed?

This bar chart and table can help you evaluate the risks of investing in The International Small-Cap Portfolio. We show how returns before taxes for The International Small-Cap Portfolio have varied over the past four calendar years, as well as average annual returns for one year and since inception--with the average annual returns compared to the performance of the Citigroup Extended Market Index (ex-U.S.). The Citigroup Extended Market Index represents the bottom 20% of the cumulative available market capital of the Citigroup Broad Market Index, which represents the universe of institutionally available global securities. The index is unmanaged and does not include the actual costs of buying, selling and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware International Advisers Ltd. has voluntarily waived fees and paid expenses of The International Small-Cap Portfolio. Returns would be lower without the voluntary waiver and payment. Additionally, reimbursement fees applicable to purchases and redemptions of shares of the Portfolio are not reflected in the bar chart and table. If these fees were reflected, your return would be less than that shown.


[GRAPHIC OMITTED: BAR CHART SHOWING TOTAL RETURN (The International Small-Cap Portfolio)]

               Year-by-year total return (The International Small-Cap Portfolio)

     The International Small-Cap Portfolio
         2000                   -2.14%
         2001                   -5.89%
         2002                  -11.44%
         2003                   49.62%

During the period illustrated in this bar chart, The International Small-Cap Portfolio's highest quarterly return was 24.17% for the quarter ended June 30, 2003 and its lowest quarterly return was -18.59% for the quarter ended September 30, 2002.

                                                Average annual returns for periods ending 12/31/03

----------------------------------------------------------------------------------------------------
                                                                                  Since inception
The International Small-Cap Portfolio                                 1 year        (7/20/1999)
----------------------------------------------------------------------------------------------------
Return before taxes                                                   49.62%           5.50%
----------------------------------------------------------------------------------------------------
Return after taxes on distributions                                   49.48%           4.18%
----------------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Portfolio shares      32.99%           3.98%
----------------------------------------------------------------------------------------------------
Citigroup Extended Market Index (ex-U.S.)
(reflects no deduction for fees, expenses or taxes)                   53.73%           4.05%
----------------------------------------------------------------------------------------------------

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and certain other retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local taxes. Past performance, both before and after taxes, is not a guarantee of future results.

What are The International Small-Cap Portfolio's fees and expenses? Shareholder fees are fees paid directly from your investment.

----------------------------------------------------------------
Maximum sales charge (load) imposed on purchases as
a percentage of offering price                        none
----------------------------------------------------------------
Maximum sales charge (load) imposed on reinvested
dividends                                             none
----------------------------------------------------------------
Purchase reimbursement fees(1)                        0.55%
----------------------------------------------------------------
Redemption reimbursement fees(1)                      0.45%
----------------------------------------------------------------
Exchange fees                                         none
----------------------------------------------------------------

Annual Portfolio operating expenses are deducted from The International Small-Cap Portfolio's assets.

----------------------------------------------------------------
Investment advisory fees(2)                               1.00%
----------------------------------------------------------------
Distribution and service (12b-1) fees                      none
----------------------------------------------------------------
Other expenses                                            0.32%
----------------------------------------------------------------
Total operating expenses(2)                               1.32%
----------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(3) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

--------------------------------------------------------
               Assumes             Assumes no
               redemption(4)       redemption(4)
--------------------------------------------------------
1 year         $235                $189
--------------------------------------------------------
3 years        $521                $471
--------------------------------------------------------
5 years        $828                $774
--------------------------------------------------------
10 years       $1,701              $1,636
--------------------------------------------------------

(1) The purchase reimbursement fee and redemption reimbursement fee are paid to the Portfolio. These fees are designed to reflect an approximation of the brokerage and other transaction costs associated with the investment of an investor's purchase amount or the disposition of assets to meet redemptions, and to limit the extent to which the Portfolio (and, indirectly, the Portfolio's existing shareholders) would have to bear such costs. In lieu of the reimbursement fees, investors in The International Small-Cap Portfolio may be permitted to utilize alternative purchase and redemption methods designed to accomplish the same economic effect as the reimbursement fees.
(2) Delaware International Advisers Ltd. has agreed to waive fees and pay expenses through October 31, 2004 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 1.20% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap. Had the amount waived and/or paid been deducted, investment advisory fees and total operating expenses would have been 0.88% and 1.20%, respectively.

(3) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 2.
(4) Current reimbursement fees described in footnote 1 apply.

Profile: The International Large-Cap Equity Portfolio

What is the Portfolio's goal?

     The International Large-Cap Equity Portfolio seeks maximum long-term total return. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the Portfolio's main investment strategies? The Portfolio invests primarily in equity securities of companies that are organized, have a majority of their assets, or derive most of their operating income in developed countries outside the United States, and which, in our opinion, are undervalued at the time of purchase based on our fundamental analysis. For purposes of this Portfolio, large capitalization stocks will be defined to mean those whose issuers have a market capitalization of $5 billion or more (at the time of purchase).

Under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities of large-capitalization companies (the "80% Policy").

Equity securities include, but are not to be limited to, common stocks, securities convertible into common stock and securities having common stock characteristics, such as rights and warrants to purchase common stocks. Additionally, the Portfolio may from time to time, hold its assets in cash (which may be U.S. dollars or foreign currency, including the Euro), or may invest in short-term debt securities or other money market instruments. Except when we believe a temporary defensive approach is appropriate or during temporary periods of portfolio repositioning, the Portfolio generally will not hold more than 5% of its assets in cash or such short-term instruments. During such periods, the Portfolio may not be able to attain its investment objective.

Our approach in selecting investments for the Portfolio is oriented to individual stock selection and is value driven. In selecting stocks for the Portfolio, we consider movement in the price of individual securities, and the impact of currency adjustments on a United States domiciled, dollar-based investor. We also conduct research on a global basis in an effort to identify securities that have the potential for long-term total return. The center of the research effort is a value oriented dividend discount methodology toward individual securities and market analysis which isolates value across country boundaries. This approach focuses on future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being paid today. Comparisons of the values of different possible investments are then made. Our approach is long-term in orientation, and it is expected that the annual turnover rate of the Portfolio will not exceed 75% under normal circumstances.

In an international portfolio, currency return can also be an integral component of an investment's total return. We will use a purchasing power parity approach to assess the value of individual currencies. Purchasing power parity attempts to identify the amount of goods and services that a dollar will buy in the United States and compares that to the amount of a foreign currency required to buy the same amount of goods and services in another country. Eventually, currencies should trade at levels that would make it possible for the dollar to buy the same amount of goods and services overseas as in the United States. When the dollar buys less, the foreign currency may be overvalued. When the dollar buys more, the foreign currency may be undervalued. Securities available in an undervalued currency may be an attractive investment.

Currency considerations carry a special risk for a portfolio of international securities, and we use a purchasing power parity approach to evaluate currency risk. In this regard, the Portfolio may actively carry on hedging activities, and may invest in forward foreign currency exchange contracts to hedge currency risks associated with the purchase of individual securities denominated in a particular currency.

The Portfolio may make limited use (not more than 15% of its assets) of foreign fixed-income securities when, in our opinion, attractive opportunities exist relative to those available through equity securities or the short-term investments described above. The foreign fixed-income securities in which the Portfolio may invest may be U.S. dollar or foreign currency denominated, including the Euro, and may include obligations of foreign governments, foreign government agencies, supranational organizations or corporations and other private entities. Such governmental fixed-income securities will be, at the time of purchase, of the highest quality (e.g., AAA by S&P or Aaa by Moody's) or of comparable quality. Corporate fixed-income securities will be, at the time of purchase, rated in one of the top two rating categories (e.g., AAA and AA by S&P or Aaa and Aa by Moody's) or of comparable quality.

What are the main risks of investing in the Portfolio? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. This Portfolio primarily will be affected by changes in stock prices and currency exchange rates. Investments in securities of non-U.S. companies are generally denominated in foreign currencies and involve certain risk and opportunity considerations not typically associated with investing in U.S. companies. Foreign securities may be adversely affected by political instability, foreign economic conditions or inadequate regulatory and accounting standards. In addition, there is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations. The Portfolio also may be affected by changes in currency rates which may reduce or eliminate any gains produced by investments and exchange control regulations and may incur costs in connection with conversions between currencies. If, and to the extent that, we invest in forward foreign currency contracts or use other instruments to hedge against currency risks, the Portfolio will be subject to the special risks associated with those activities. In addition, to the extent that the Portfolio invests in securities of companies in emerging markets, those investments present a greater degree of risk than tends to be the case for foreign investments in Western Europe and other developed markets.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

The Portfolio's 80% Policy described above may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

How has The International Large-Cap Equity Portfolio performed?

This bar chart and table can help you evaluate the risks of investing in The International Large-Cap Equity Portfolio. We show how returns before taxes for The International Large-Cap Equity Portfolio have varied over the past four calendar years, as well as average annual returns for one year and since inception--with the average annual returns compared to the performance of the Morgan Stanley Capital International EAFE Index. The Morgan Stanley Capital International EAFE Index is an international index including stocks trading on approximately 21 exchanges in Europe, Australasia and the Far East, weighted by capitalization. The index is unmanaged and does not include the actual costs of buying, selling and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware International Advisers Ltd. has voluntarily waived fees and paid expenses of The International Large-Cap Equity Portfolio. Returns would be lower without the voluntary waiver and payment. Additionally, reimbursement fees applicable to purchases and redemptions of shares of the Portfolio are not reflected in the bar chart and table. If those fees were reflected, your return would be less than that shown.

[GRAPHIC OMITTED: BAR CHART SHOWING TOTAL RETURN (The International Large-Cap Equity Portfolio)]

        Year-by-year total return (The International Large-Cap Equity Portfolio)

 The International Large-Cap Equity Portfolio
         2000                    -2.05%
         2001                   -14.24%
         2002                   -11.95%
         2003                    40.82%

During the period illustrated in this bar chart, The International Large-Cap Equity Portfolio's highest quarterly return was 22.95% for the quarter ended June 30, 2003 and its lowest quarterly return was -19.97% for the quarter ended September 30, 2002.

                                                 Average annual returns for periods ending 12/31/03

----------------------------------------------------------------------------------------------------
                                                                                  Since inception
The International Large-Cap Equity Portfolio                         1 year         (12/14/1999)
----------------------------------------------------------------------------------------------------
Return before taxes                                                  40.82%            2.25%
----------------------------------------------------------------------------------------------------
Return after taxes on distributions                                  40.57%            1.42%
----------------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Portfolio shares     27.47%            1.48%
----------------------------------------------------------------------------------------------------
Morgan Stanley Capital International EAFE Index
(reflects no deduction for fees, expenses or taxes)                  38.63%           -3.72%
----------------------------------------------------------------------------------------------------

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and certain other retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local taxes. Past performance, both before and after taxes, is not a guarantee of future results.

What are The International Large-Cap Equity Portfolio's fees and expenses? Shareholder fees are fees paid directly from your investment.

----------------------------------------------------------------
Maximum sales charge (load) imposed on purchases as
a percentage of offering price                        none
----------------------------------------------------------------
Maximum sales charge (load) imposed on reinvested
dividends                                             none
----------------------------------------------------------------
Purchase reimbursement fees(1)                        0.45%
----------------------------------------------------------------
Redemption reimbursement fees(1)                      0.35%
----------------------------------------------------------------
Exchange fees                                         none
----------------------------------------------------------------

Annual Portfolio operating expenses are deducted from The International Large-Cap Equity Portfolio's assets.

----------------------------------------------------------------
Investment advisory fees(2)                           0.75%
----------------------------------------------------------------
Distribution and service (12b-1) fees                 none
----------------------------------------------------------------
Other expenses                                        0.29%
----------------------------------------------------------------
Total operating expenses(2)                           1.04%
----------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.
(3) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

----------------------------------------------------
                 Assumes          Assumes no
                 Redemption(4)    Redemption(4)
----------------------------------------------------
1 year           $187             $151
----------------------------------------------------
3 years          $414             $374
----------------------------------------------------
5 years          $659             $616
----------------------------------------------------
10 years         $1,362           $1,310
----------------------------------------------------

(1) The purchase reimbursement fee and redemption reimbursement fee are paid to the Portfolio. These fees are designed to reflect an approximation of the brokerage and other transaction costs associated with the investment of an investor's purchase amount or the disposition of assets to meet redemptions, and to limit the extent to which the Portfolio (and, indirectly, the Portfolio's existing shareholders) would have to bear such costs. In lieu of the reimbursement fees, investors in The International Large-Cap Equity Portfolio may be permitted to utilize alternative purchase and redemption methods designed to accomplish the same economic effect as the reimbursement fees.
(2) Delaware International Advisers Ltd. has agreed to waive fees and pay expenses through October 31, 2004 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.96% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap. Had the amount waived and/or paid been deducted, investment advisory fees and total operating expenses would have been 0.67% and 0.96%, respectively.

(3) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 2.
(4) Current reimbursement fees described in footnote 1 apply.

Profile:  The All-Cap Growth Equity Portfolio

What is the Portfolio's goal?

The All-Cap Growth Equity Portfolio seeks long-term capital appreciation. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the Portfolio's main investment strategies? We invest primarily in common stocks of companies that we believe, at the time of purchase, have the potential for high earnings growth based on our analysis of their historic or projected earnings growth rate, price-to-earnings ratio and cash flows. We consider companies of any size, but the companies are generally larger than $300 million in market capitalization. We look for companies that are undervalued, but still have the potential for high earnings growth.

Under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities (the "80% Policy").

We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for the Portfolio. We strive to identify companies that offer the potential for long-term price appreciation because they are likely to experience high earnings growth. The companies we choose for the Portfolio typically exhibit one or more of the following characteristics:

o   a history of high growth in earnings-per-share;
o   projections for high future growth or acceleration in earnings-per-share;
o   a price-to-earnings ratio that is low relative to other stocks; or
o   discounted cash flows that are high relative to other stocks.

Once we identify stocks that have these characteristics, we further evaluate the company. We typically look at the capability of the management team, the strength of the company's position within its industry, whether its internal structure can support continued growth, how high the company's return on equity is, how much of the company's profits are reinvested into the company to fuel additional growth, and how stringent the company's financial and accounting policies are.

All of these give us insight into the outlook for the company, helping us to identify companies poised for high earnings growth. We believe that this high earnings growth, if it occurs, would result in price appreciation for the company's stock.

We maintain a well-diversified portfolio, typically holding a mix of different stocks, representing a wide array of industries and a mix of small companies, medium-size companies and large companies.

What are the main risks of investing in the Portfolio? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the securities in its portfolio. This Portfolio will be affected by changes in stock prices. The Portfolio may be subject to greater investment risk than assumed by other funds because the companies the Portfolio invests in are subject to greater changes in earnings and business prospects than companies with more established earnings patterns.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

The Portfolio's 80% Policy described above may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

How has The All-Cap Growth Equity Portfolio performed?

This bar chart and table can help you evaluate the risks of investing in The All-Cap Growth Equity Portfolio. We show returns before taxes for The All-Cap Growth Equity Portfolio for the past three calendar years, as well as average annual returns for one year and since inception--with the average annual returns compared to the performance of the Russell 3000 Growth Index. The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The index is unmanaged and does not include the actual costs of buying, selling and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware Management Company has voluntarily waived fees and paid expenses of The All-Cap Growth Equity Portfolio. Returns would be lower without the voluntary waiver and payment.

[GRAPHIC OMITTED: BAR CHART SHOWING TOTAL RETURN (The All-Cap Growth Equity Portfolio)]

                              Total return (The All-Cap Growth Equity Portfolio)

      The All-Cap Growth Equity Portfolio
         2001                   -23.82%
         2002                   -31.46%
         2003                    36.89%

During the period illustrated in this bar chart, The All-Cap Growth Equity Portfolio's highest quarterly return was 21.92% for the quarter ended December 31, 2001 and its lowest quarterly return was -26.96% for the quarter ended March 31, 2001.

                                             Average annual returns for periods ending 12/31/03

----------------------------------------------------------------------------------------------------
                                                                                  Since inception
The All-Cap Growth Equity Portfolio                                  1 year         (3/31/2000)
----------------------------------------------------------------------------------------------------
Return before taxes                                                  36.89%           -13.13%
----------------------------------------------------------------------------------------------------
Return after taxes on distributions                                  36.89%           -13.13%
----------------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Portfolio shares     23.98%           -10.80%
----------------------------------------------------------------------------------------------------
Russell 3000 Growth Index
(reflects no deduction for fees, expenses or taxes)                  30.97%           -14.81%
----------------------------------------------------------------------------------------------------

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and certain other retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local taxes. Past performance, both before and after taxes, is not a guarantee of future results.

What are The All-Cap Growth Equity Portfolio's fees and expenses? Shareholder fees are fees paid directly from your investment.

----------------------------------------------------------------
Maximum sales charge (load) imposed on purchases as   none
a percentage of offering price
----------------------------------------------------------------
Maximum sales charge (load) imposed on reinvested
dividends                                             none
----------------------------------------------------------------
Purchase reimbursement fees                           none
----------------------------------------------------------------
Redemption reimbursement fees                         none
----------------------------------------------------------------
Exchange fees                                         none
----------------------------------------------------------------

Annual Portfolio operating expenses are deducted from The All-Cap Growth Equity Portfolio's assets.

----------------------------------------------------------------
Investment advisory fees(1)                           0.75%
----------------------------------------------------------------
Distribution and service (12b-1) fees                 none
----------------------------------------------------------------
Other expenses                                        0.27%
----------------------------------------------------------------
Total operating expenses(1)                           1.02%
----------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(2) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

-----------------------------------
1 year         $104
-----------------------------------
3 years        $325
-----------------------------------
5 years        $563
-----------------------------------
10 years       $1,248
-----------------------------------

(1) Delaware Management Company has agreed to waive fees and pay expenses through October 31, 2004 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.89% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap. Had the amount waived and/or paid been deducted, investment advisory fees and total operating expenses would have been 0.62% and 0.89%, respectively.

(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 1.

Profile: The Intermediate Fixed Income Portfolio

What is the Portfolio's goal?

     The Intermediate Fixed Income Portfolio seeks maximum long-term total return, consistent with reasonable risk. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the Portfolio's main investment strategies? The Portfolio invests primarily in a diversified portfolio of investment grade fixed-income obligations, including securities issued or guaranteed by the U.S. government, its agencies or instrumentalities (U.S. government securities), mortgage-backed securities, asset-backed securities, corporate bonds and other fixed-income securities.

Under normal circumstances, the Portfolio will invest at least 80% of its net assets in fixed income securities (the "80% Policy").

The Portfolio will have a dollar-weighted average effective maturity of more than three years, but less than 10 years. Short- and intermediate-term debt securities (under ten years) form the core of the Portfolio. Long-term bonds (over ten years) are purchased when we believe they will enhance return without significantly increasing risk. Average effective maturity may exceed the above range when we believe opportunities for enhanced returns exceed risk.

Typically, approximately 50% of the Portfolio's assets will be invested in U.S. government securities, mortgage-backed securities and asset-backed securities. All securities purchased by the Portfolio will have an investment grade rating at the time of purchase. Investment grade fixed-income obligations will be those rated BBB or better by S&P or Baa or better by Moody's or those that we deem to be of comparable quality. Obligations rated BBB and Baa have speculative characteristics. To the extent that the rating of a debt obligation held by the Portfolio falls below BBB or Baa, the Portfolio, as soon as practicable, will dispose of the security, unless such disposal would be detrimental to the Portfolio in light of market conditions.

The Portfolio may invest up to 20% of its assets in foreign securities. The Portfolio intends to invest its foreign assets primarily in fixed-income securities of issuers organized or having a majority of their assets or deriving a majority of their operating income in foreign countries. These securities encompass both U.S. dollar-denominated securities of foreign issuers issued in the U.S. (such as Yankee bonds) and nondollar-denominated securities traded outside of the U.S. Presently, the Portfolio plans on investing its foreign assets primarily in the following types of foreign fixed-income securities:
Yankee bonds; supra-national entities established or financially supported by the national governments of one or more countries to promote reconstruction or development; and bonds which are issued by a foreign non-corporate entity (such as the Province of Ontario) and denominated in U.S. dollars.

What are the main risks of investing in the Portfolio? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. This Portfolio will be affected by changes in interest rates because the value of fixed-income securities held by the Portfolio, particularly those with longer maturities, will decrease if interest rates rise. We also anticipate that the Portfolio will be affected by high portfolio turnover rates. The Portfolio also will be affected by prepayment risk due to its holdings of mortgage-backed securities. With prepayment risks, when homeowners prepay mortgages during periods of low interest rates the Portfolio may be forced to re-deploy its assets in lower yielding securities.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

The Portfolio's 80% Policy described above may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

How has The Intermediate Fixed Income Portfolio performed?

This bar chart and table can help you evaluate the risks of investing in The Intermediate Fixed Income Portfolio. We show how returns before taxes for The Intermediate Fixed Income Portfolio have varied over the past seven calendar years, as well as average annual returns for one and five years and since inception--with average annual returns compared to the performance of the Lehman Brothers Intermediate Government/Credit Index. The Lehman Brothers Intermediate Government/Credit Index is an index composed of 5,400 publicly issued corporate and U.S. government debt securities rated Baa or better, with at least one year to maturity and at least $25 million par outstanding. The index is unmanaged and does not include the actual costs of buying, selling and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware Management Company has voluntarily waived fees and paid expenses of The Intermediate Fixed Income Portfolio. Returns would be lower without the voluntary waiver and payment.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (The Intermediate Fixed Income Portfolio)]

             Year-by-year total return (The Intermediate Fixed Income Portfolio)

     The Intermediate Fixed Income Portfolio
          1997                     7.37%
          1998                     7.07%
          1999                     0.46%
          2000                    10.60%
          2001                     8.48%
          2002                     6.84%
          2003                     5.79%

During the periods illustrated in this bar chart, The Intermediate Fixed Income Portfolio's highest quarterly return was 4.09% for the quarter ended September 30, 2001 and its lowest quarterly return was -0.72% for the quarter ended June 30, 1999.

                                                                 Average annual returns for periods ending 12/31/03

-------------------------------------------------------------------------------------------------------------------
                                                                                                 Since inception
The Intermediate Fixed Income Portfolio                              1 year         5 years        (3/12/1996)
-------------------------------------------------------------------------------------------------------------------
Return before taxes                                                   5.79%          6.38%            6.54%
-------------------------------------------------------------------------------------------------------------------
Return after taxes on distributions                                   4.23%          4.12%            4.12%
-------------------------------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Portfolio shares      3.74%          4.02%            4.05%
-------------------------------------------------------------------------------------------------------------------
Lehman Brothers Intermediate Government/Credit Index
(reflects no deduction for fees, expenses or taxes)                   4.28%          5.64%            6.87%
-------------------------------------------------------------------------------------------------------------------

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and certain other retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local taxes. Past performance, both before and after taxes, is not a guarantee of future results.

What are The Intermediate Fixed Income Portfolio's fees and expenses? Shareholder fees are fees paid directly from your investment.

----------------------------------------------------------------
Maximum sales charge (load) imposed on purchases as
a percentage of offering price                        none
----------------------------------------------------------------
Maximum sales charge (load) imposed on reinvested
dividends                                             none
----------------------------------------------------------------
Purchase reimbursement fees                           none
----------------------------------------------------------------
Redemption reimbursement fees                         none
----------------------------------------------------------------
Exchange fees                                         none
----------------------------------------------------------------

Annual Portfolio operating expenses are deducted from The Intermediate Fixed Income Portfolio's assets.

----------------------------------------------------------------
Investment advisory fees(1)                           0.40%
----------------------------------------------------------------
Distribution and service (12b-1) fees                 none
----------------------------------------------------------------
Other expenses1                                       0.58%
----------------------------------------------------------------
Total operating expenses(1)                           0.98%
----------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(2) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

-----------------------------
1 year         $100
-----------------------------
3 years        $312
-----------------------------
5 years        $542
-----------------------------
10 years       $1,201
-----------------------------

(1) Delaware Management Company has agreed to waive fees and pay expenses through October 31, 2004 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.43% of average daily net assets. Had the amount waived and/or paid been deducted, investment advisory fees, other expenses and total operating expenses would have been 0.00%, 0.43% and 0.43%, respectively.

(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 1.

Profile: The High-Yield Bond Portfolio

What is the Portfolio's goal?

     The High-Yield Bond Portfolio seeks high total return. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the Portfolio's main investment strategies? The Portfolio will primarily invest its assets at the time of purchase in: (1) corporate bonds that may be rated B- or higher by S&P or B3 or higher by Moody's, or that may be unrated but considered to be of comparable quality; (2) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; or (3) commercial paper of companies rated A-1 or A-2 by S&P or rated P-1 or P-2 by Moody's or that may be unrated but considered to be of comparable quality. Of these categories of securities, we anticipate investing primarily in corporate bonds. The Portfolio may also invest in income-producing securities, including common stocks and preferred stocks, some of which may have convertible features or attached warrants and which may be speculative. The Portfolio may invest up to 10% of its total assets in securities of issuers domiciled in foreign countries. The Portfolio may hold cash or invest in short-term debt securities and other money market instruments when, in our opinion, such holdings are prudent given then prevailing market conditions. Except when we believe a temporary defensive approach is appropriate, the Portfolio normally will not hold more than 5% of its total assets in cash or such short-term investments. When taking a temporary defensive position, the Portfolio may not be able to achieve its investment objective.

Under normal circumstances, the Portfolio will invest at least 80% of its net assets in high-yield, fixed-income securities (the "80% Policy"). High-yield, fixed-income securities, or high-yield bonds, are generally considered to be those rated below BBB by S&P or below Baa by Moody's, or that may be unrated but considered to be of comparable quality (which may be more speculative in nature than rated bonds). The Portfolio will generally focus its investments on bonds in the BB/Ba or B/B ratings categories and in unrated bonds of similar quality.

From time to time, the Portfolio may acquire zero coupon bonds and, to a lesser extent, pay-in-kind ("PIK") bonds, however, the Portfolio generally does not purchase a substantial amount of these securities. Zero coupon bonds and PIK bonds are considered to be more interest-sensitive than income bearing bonds, to be more speculative than interest-bearing bonds, and to have certain tax consequences which could, under certain circumstances, be adverse to the Portfolio.

With respect to U.S. Government securities, the Portfolio may invest only in securities issued or guaranteed as to the payment of principal and interest by the U.S. Government, and those of its agencies or instrumentalities which are backed by the full faith and credit of the United States.

We do not normally intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading; however, we may take advantage of short-term opportunities that are consistent with the Portfolio's investment objective.

The market values of fixed-income securities generally fall when interest rates rise and, conversely, rise when interest rates fall. Lower rated and unrated fixed-income securities tend to reflect short-term corporate and market developments to a greater extent than higher rated fixed-income securities, which react primarily to fluctuations in the general level of interest rates. These lower rated or unrated securities generally have higher yields, but, as a result of factors such as reduced creditworthiness of issuers, increased risks of default and a more limited and less liquid secondary market, are subject to greater volatility and risks of loss of income and principal than are higher rated securities. We will attempt to reduce such risks through portfolio diversification, credit analysis, and attention to trends in the economy, industries and financial markets.

What are the main risks of investing in the Portfolio? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Investing in so-called "junk" or "high-yield" bonds entails certain risks, including the risk of loss of principal, which may be greater than the risks involved in investment grade bonds, and which should be considered by investors contemplating an investment in the Portfolio. Such bonds are sometimes issued by companies whose earnings at the time of issuance are less than the projected debt service on the junk bonds.

If, as a result of volatility in the high-yield market or other factors, the Portfolio experiences substantial net redemptions of the Portfolio's shares for a sustained period of time, the Portfolio may be required to sell securities without regard to the investment merits of the securities to be sold. If the Portfolio sells a substantial number of securities to generate proceeds for redemptions, the asset base of the Portfolio will decrease and the Portfolio's expense ratio may increase.

Furthermore, the secondary market for high-yield securities is currently dominated by institutional investors, including mutual funds and certain financial institutions. There is generally no established retail secondary market for high-yield securities. As a result, the secondary market for high-yield securities is more limited and less liquid than other secondary securities markets. The high-yield secondary market is particularly susceptible to liquidity problems when the institutions which dominate it temporarily cease buying bonds for regulatory, financial or other reasons. A less liquid secondary market may have an adverse effect on the Portfolio's ability to sell particular bonds, when necessary, to meet the Portfolio's liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of the issuer. In addition, a less liquid secondary market makes it more difficult for the Portfolio to obtain precise valuations of the high-yield securities in its portfolio. During periods involving such liquidity problems, judgment plays a greater role in valuing high-yield securities than is normally the case. The secondary market for high-yield securities is also generally considered to be more likely to be disrupted by adverse publicity and investor perceptions than the more established secondary securities markets. The Portfolio's privately placed high-yield securities are particularly susceptible to the liquidity and valuation risks outlined above.

The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. The Portfolio will be affected by changes in bond prices. The Portfolio's investments in securities issued by non-U.S. companies are generally denominated in foreign currencies and involve certain risk and opportunity considerations not typically associated with investing in bonds issued by U.S. companies. We also anticipate that the Portfolio will be affected by high portfolio turnover rates.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

The Portfolio's 80% Policy described above may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

How has The High-Yield Bond Portfolio performed?

This bar chart and table can help you evaluate the risks of investing in The High-Yield Bond Portfolio. We show how returns before taxes for The High-Yield Bond Portfolio have varied over the past seven calendar years, as well as average annual returns for one and five years and since inception--with average annual returns compared to the performance of the Citigroup High-Yield Cash Pay Index and the Bear Stearns High Yield Index. The Citigroup High-Yield Cash Pay Index includes cash-pay and deferred-interest bonds, but excludes bankrupt bonds. When an issuer misses or expects to miss an interest payment or enters into Chapter 11 bankruptcy, the corresponding bonds exit the index at month end, reflecting the loss of the coupon payment or accrued interest. The Bear Stearns High Yield Index includes fixed-income, non-convertible, U.S. dollar denominated securities rated both BB+ and Ba or lower with an outstanding par value of at least $100 million. The indices are unmanaged and do not include the actual costs of buying, selling and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware Management Company has voluntarily waived fees and paid expenses of The High-Yield Bond Portfolio. Returns would be lower without the voluntary waiver and payment.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (The High-Yield Bond Portfolio)]

                       Year-by-year total return (The High-Yield Bond Portfolio)

    The High-Yield Bond Portfolio
       1997              18.14%
       1998               1.75%
       1999               4.20%
       2000              -4.68%
       2001              -1.01%
       2002               1.93%
       2003              31.80%

During the periods illustrated in this bar chart, The High-Yield Bond Portfolio's highest quarterly return was 12.15% for the quarter ended June 30, 2003 and its lowest quarterly return was -5.94% for the quarter ended June 30, 2001.

                                                                 Average annual returns for periods ending 12/31/03

-------------------------------------------------------------------------------------------------------------------
                                                                                                 Since inception
The High-Yield Bond Portfolio                                        1 year         5 years        (12/2/1996)
-------------------------------------------------------------------------------------------------------------------
Return before taxes                                                  31.80%          5.73%            6.93%
-------------------------------------------------------------------------------------------------------------------
Return after taxes on distributions                                  27.51%          1.35%            2.52%
-------------------------------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Portfolio shares     20.39%          2.03%            3.09%
-------------------------------------------------------------------------------------------------------------------
Citigroup High-Yield Cash Pay Index
(reflects no deduction for fees, expenses, or taxes)                 29.36%          5.78%            6.64%
-------------------------------------------------------------------------------------------------------------------
Bear Stearns High Yield Index
(reflects no deduction for fees, expenses, or taxes)                 28.92%          5.10%            5.94%
-------------------------------------------------------------------------------------------------------------------

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and certain other retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local taxes. Past performance, both before and after taxes, is not a guarantee of future results.

What are The High-Yield Bond Portfolio's fees and expenses? Shareholder fees are fees paid directly from your investment.

----------------------------------------------------------------
Maximum sales charge (load) imposed on purchases as
a percentage of offering price                        none
----------------------------------------------------------------
Maximum sales charge (load) imposed on reinvested
dividends                                             none
----------------------------------------------------------------
Purchase reimbursement fees                           none
----------------------------------------------------------------
Redemption reimbursement fees                         none
----------------------------------------------------------------
Exchange fees                                         none
----------------------------------------------------------------

Annual Portfolio operating expenses are deducted from The High-Yield Bond Portfolio's assets.

----------------------------------------------------------------
Investment advisory fees(1)                           0.45%
----------------------------------------------------------------
Distribution and service (12b-1) fees                 none
----------------------------------------------------------------
Other expenses                                        0.51%
----------------------------------------------------------------
Total operating expenses(1)                           0.96%
----------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(2) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

-----------------------------
1 year         $98
-----------------------------
3 years        $306
-----------------------------
5 years        $531
-----------------------------
10 years       $1,178
-----------------------------

(1) Delaware Management Company has agreed to waive fees and pay expenses through October 31, 2004 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.59% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap. Had the amount waived and/or paid been deducted, investment advisory fees and total operating expenses would have been 0.08% and 0.59%, respectively.

(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 1.

Profile: The Core Plus Fixed Income Portfolio

What is the Portfolio's goal?

     The Core Plus Fixed Income Portfolio seeks maximum long-term total return, consistent with reasonable risk. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the Portfolio's main investment strategies? The Portfolio allocates its investments principally among the following three sectors of the fixed-income securities markets: the U.S. Investment Grade Sector, U.S. High-Yield Sector and International Sector. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in fixed income securities (the "80% Policy"). We will determine how much of the Portfolio to allocate to each of the three sectors, based on our evaluation of economic and market conditions and our assessment of the returns and potential for appreciation that can be achieved from investments in each of the three sectors. We will periodically reallocate the Portfolio's assets, as deemed necessary. The relative proportion of the Portfolio's assets to be allocated among sectors is described below.

o U.S. Investment Grade Sector Under normal circumstances, between 50% and 90% of the Portfolio's total assets will be invested in the U.S. investment grade sector. In managing the Portfolio's assets allocated to the investment grade sector, we will invest principally in debt obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and by U.S. corporations. The corporate debt obligations in which the Portfolio may invest include bonds, notes, debentures and commercial paper of U.S. companies. The U.S. Government securities in which the Portfolio may invest include a variety of securities which are issued or guaranteed as to the payment of principal and interest by the U.S. Government, and by various agencies or instrumentalities which have been established or sponsored by the U.S. Government.

    The investment grade sector of the Portfolio's assets may also be invested in mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or by government sponsored corporations. Other mortgage-backed securities in which the Portfolio may invest are issued by certain private, non-government entities. Subject to the quality limitations, the Portfolio may also invest in securities which are backed by assets such as receivables on home equity and credit card loans, automobile, mobile home, recreational vehicle and other loans, wholesale dealer floor plans and leases.

    Securities purchased by the Portfolio within this sector will be rated in one of the four highest rating categories or will be unrated securities that we determine are of comparable quality. See Appendix A for additional rating information.

o U.S. High-Yield Sector Under normal circumstances, between 5% and 30% of the Portfolio's total assets will be allocated to the U.S. High-Yield Sector. We will invest the Portfolio's assets that are allocated to the domestic high-yield sector primarily in those securities having a liberal and consistent yield and those tending to reduce the risk of market fluctuations. The Portfolio may invest in domestic corporate debt obligations, including, notes, which may be convertible or non-convertible, commercial paper, units consisting of bonds with stock or warrants to buy stock attached, debentures, convertible debentures, zero coupon bonds and pay-in-kind securities.

    The Portfolio will invest in both rated and unrated bonds. The rated bonds that the Portfolio may purchase in this sector will generally be rated BB or lower by S&P or Fitch, Ba or lower by Moody's, or similarly rated by another nationally recognized statistical ratings organization. Unrated bonds may be more speculative in nature than rated bonds.

o International Sector The Portfolio may invest up to 20% of its total assets in the International Sector. The International Sector invests primarily in fixed-income securities of issuers organized or having a majority of their assets or deriving a majority of their operating income in foreign countries. These fixed-income securities include foreign government securities, debt obligations of foreign companies, and securities issued by supra-national entities. A supra-national entity is an entity established or financially supported by the national governments of one or more countries to promote reconstruction or development. Examples of supra-national entities include, among others, the International Bank for Reconstruction and Development (more commonly known as the World Bank), the European Economic Community, the European Investment Bank, the Inter-American Development Bank and the Asian Development Bank.

    The Portfolio may invest in securities issued in any currency and may hold foreign currencies. Securities of issuers within a given country may be denominated in the currency of another country or in multinational currency units, such as the Euro. The Portfolio may, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency transactions in order to expedite settlement of Portfolio transactions and to minimize currency value fluctuations. Currency considerations carry a special risk for a portfolio that allocates a significant portion of its assets to foreign securities.

    The Portfolio will invest in both rated and unrated foreign securities. It may purchase securities of issuers in any foreign country, developed and underdeveloped. These investments may include direct obligations of issuers located in emerging markets countries and so-called Brady Bonds. However, investments in emerging markets, Brady Bonds and in foreign securities that are rated below investment grade (e.g. lower than BBB by S&P), or if unrated, judged to be of comparable quality, will, in the aggregate, be limited to no more than 5% of the Portfolio's total assets.

In unusual market conditions, in order to meet redemption requests, for temporary defensive purposes, and pending investment, the Portfolio may hold a substantial portion of its assets in cash or short-term fixed-income obligations. The Portfolio may also use a wide range of hedging instruments, including options, futures contracts and options on futures contracts subject to certain limitations.

What are the main risks of investing in the Portfolio? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. The Portfolio will be affected by changes in bond prices. Investments in high-yield, high risk or "junk" bonds entail certain risk, including the risk of loss of principal, which may be greater than the risks presented by investment grade bonds and which should be considered by investors contemplating an investment in the Portfolio. Among these risks are those that result from the absence of a liquid secondary market and the dominance in the market of institutional investors. We also anticipate that the Portfolio will be affected by high portfolio turnover rates. The Portfolio will also be affected by prepayment risk due to its holdings of mortgage-backed securities. With prepayment risk, when homeowners prepay mortgages during periods of low interest rates, the Portfolio may be forced to re-deploy its assets in lower yielding securities.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

The Portfolio's 80% Policy described above may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

How has The Core Plus Fixed Income Portfolio performed?

This bar chart and table can help you evaluate the risks of investing in The Core Plus Fixed Income Portfolio. We show how returns before taxes for The Core Plus Fixed Income Portfolio have varied over the past calendar year, as well as average annual returns for one year and since inception--with the average annual returns compared to the performance of the Lehman Brothers Aggregate Bond Index. The Lehman Brothers Aggregate Bond Index measures the performance of about 6,500 U.S. corporate and government bonds. The index is unmanaged and does not include the actual costs of buying, selling and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware Management Company has voluntarily waived fees and paid expenses of The Core Plus Fixed Income Portfolio. Returns would be lower without the voluntary waiver and payment.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (The Core Plus Fixed Income Portfolio)]

                Year-by-year total return (The Core Plus Fixed Income Portfolio)

      The Core Plus Fixed income Portfolio
         2003                     8.44%

During the periods illustrated in this bar chart, The Core Plus Fixed Income Portfolio's highest quarterly return was 4.33% for the quarter ended June 30, 2003 and its lowest quarterly return was 0.11% for the quarter ended September 30, 2003.

                                                   Average annual returns for periods ending 12/31/03

---------------------------------------------------------------------------------------------------------
                                                                                       Since inception
The Core Plus Fixed Income Portfolio                                   1 year            (6/28/2002)
---------------------------------------------------------------------------------------------------------
Return before taxes                                                     8.44%               9.73%
---------------------------------------------------------------------------------------------------------
Return after taxes on distributions                                     5.47%               7.12%
---------------------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Portfolio shares        5.54%               6.78%
---------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index
(reflects no deduction for fees, expenses or taxes)                     4.11%               6.91%
---------------------------------------------------------------------------------------------------------

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and certain other retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local taxes. Past performance, both before and after taxes, is not a guarantee of future results.

What are The Core Plus Fixed Income Portfolio's fees and expenses? Shareholder fees are fees paid directly from your investment.

----------------------------------------------------------------
Maximum sales charge (load) imposed on purchases as
a percentage of offering price                        none
----------------------------------------------------------------
Maximum sales charge (load) imposed on reinvested
dividends                                             none
----------------------------------------------------------------
Purchase reimbursement fees                           none
----------------------------------------------------------------
Redemption reimbursement fees                         none
----------------------------------------------------------------
Exchange fees                                         none
----------------------------------------------------------------

Annual Portfolio operating expenses are deducted from The Core Plus Fixed Income Portfolio's assets.

----------------------------------------------------------------
Investment advisory fees(1)                           0.43%
----------------------------------------------------------------
Distribution and service (12b-1) fees                 none
----------------------------------------------------------------
Other expenses                                        0.46%
----------------------------------------------------------------
Total operating expenses(1)                           0.89%
----------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(2) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

-----------------------------
1 year         $91
-----------------------------
3 years        $284
-----------------------------
5 years        $493
-----------------------------
10 years       $1,096
-----------------------------

(1) Delaware Management Company has agreed to waive fees and pay expenses through October 31, 2004 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.50% of average daily net assets. If the amount the Manager has committed to waive were deducted, investment advisory fees and total operating expenses are expected to be 0.04% and 0.50%, respectively.
(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 1.

Profile: The Global Fixed Income Portfolio

What is the Portfolio's goal?

     The Global Fixed Income Portfolio seeks current income consistent with the preservation of principal. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the Portfolio's main investment strategies? The Portfolio invests primarily in fixed-income securities that may also provide the potential for capital appreciation. The Portfolio is a global fund which invests in issuers located throughout the world. As such, it may invest in securities issued in any currency and may hold foreign currency. Securities of issuers within a given country may be denominated in the currency of another country or in multinational currency units such as the Euro. The Portfolio is considered "non-diversified" under the federal laws and regulations that regulate mutual funds. Thus, adverse effects on the Portfolio's investments may affect a larger portion of its overall assets and subject the Portfolio to greater risks.

Under normal circumstances, the Portfolio will invest at least 80% of its net assets in fixed income securities (the "80% Policy").

Our approach in selecting investments for the Portfolio is oriented to country selection and is value driven. In selecting fixed-income instruments for the Portfolio, we identify those countries' fixed-income markets that we believe will provide the United States domiciled investor the highest yield over a market cycle while also offering the opportunity for capital gain and currency appreciation. We conduct extensive fundamental research on a global basis, and it is through this effort that attractive fixed-income markets are selected for investment. The core of the fundamental research effort is a value oriented discounted income stream methodology which isolates value across country boundaries. This approach focuses on future coupon and redemption payments and discounts the value of those payments back to what they would be worth if they were to be paid today. Comparisons of the values of different possible investments are then made.

Our management approach is long-term in orientation, and it is therefore expected that the annual turnover of the portfolio will not exceed 200% under normal circumstances. High portfolio turnover involves correspondingly greater transaction costs and may affect taxes payable by the Portfolio's shareholders that are subject to federal income taxes. The turnover rate may also be affected by cash requirements from redemptions and repurchases of the Portfolio's shares.

The Portfolio will attempt to achieve its objective by investing in a broad range of fixed-income securities, including debt obligations of foreign and U.S. companies which are generally rated A or better by S&P or Moody's or, if unrated, are deemed to be of comparable quality, as well as foreign and U.S. government securities with the limitations noted below. The Portfolio may invest up to 5% of its assets in fixed-income securities rated below investment grade, including foreign government securities as discussed below.

It is anticipated that the average weighted maturity of the Portfolio will be in the five-to-ten year range. If, however, we anticipate a declining interest rate environment, the average weighted maturity may be extended beyond ten years. Conversely, if we anticipate a rising rate environment, the average weighted maturity may be shortened to less than five years.

The Portfolio may also invest in zero coupon bonds, and in the debt securities of supranational entities denominated in any currency. A supranational entity is an entity established or financially supported by the national governments of one or more countries to promote reconstruction or development. Examples of supranational entities include, among others, the International Bank for Reconstruction and Development (more commonly known as the World Bank), the European Economic Community, the European Investment Bank, the Inter-American Development Bank and the Asian Development Bank. For increased safety, the Portfolio currently anticipates that a large percentage of its assets will be invested in U.S. government securities, foreign government securities and securities of supranational entities.

With respect to U.S. government securities, the Portfolio may invest only in securities issued or guaranteed as to the payment of principal and interest by the U.S. government, and those of its agencies or instrumentalities which are backed by the full faith and credit of the United States. These obligations differ mainly in interest rates, maturities and dates of issuance. When we believe a temporary defensive approach is appropriate, the Portfolio may hold up to 100% of its assets in such U.S. government securities and certain other short-term instruments. When taking a temporary defensive position, the Portfolio may not be able to achieve its investment objective.

With respect to securities issued by foreign governments, their agencies, instrumentalities or political subdivisions, the Portfolio will generally invest in such securities if they have been rated AAA or AA by S&P or Aaa or Aa by Moody's or, if unrated, have been determined to be of comparable quality. As noted above, the Portfolio may invest up to 5% of its assets in non-investment grade fixed-income securities. These investments may include foreign government securities, some of which may be so-called Brady Bonds. The Portfolio may also invest in sponsored or unsponsored American Depositary Receipts or European Depositary Receipts. While the Portfolio may purchase securities of issuers in any foreign country, developed or developing, it is currently anticipated that the countries in which the Portfolio may invest will include, but not be limited to, Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, Korea, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. With respect to certain countries, investments by an investment company may only be made through investments in closed-end investment companies that in turn are authorized to invest in the securities of issuers in such countries. Any investment the Portfolio may make in other investment companies is limited in amount by the 1940 Act and would involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.

Currency considerations carry a special risk for a portfolio of international securities. We use a purchasing power parity approach to evaluate currency risk. In this regard, the Portfolio may actively carry on hedging activities, and may invest in forward foreign currency exchange contracts to hedge currency risks associated with its portfolio of securities.

What are the main risks of investing in the Portfolio? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. The Portfolio will be affected by changes in bond prices and currency exchange rates. Investments in securities of non-U.S. issuers are generally denominated in foreign currencies and involve certain risk and opportunity considerations not typically associated with investing in U.S. issuers. Foreign securities may be adversely affected by political instability, foreign economic conditions or inadequate regulatory and accounting standards. In addition, there is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations. The Portfolio also may be affected by changes in currency rates, which may reduce or eliminate any gains produced by investment, and exchange control regulations and may incur costs in connection with conversions between currencies. To the extent the Portfolio invests in securities of companies in emerging markets, such investments present a greater degree of risk than tends to be the case for investments in Western Europe and other developed markets. If, and to the extent that, we invest in forward foreign currency contracts or use other investments to hedge against currency risks, the Portfolio will be subject to the special risks associated with those activities.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

The Portfolio's 80% Policy described above may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

How has The Global Fixed Income Portfolio performed?

This bar chart and table can help you evaluate the risks of investing in The Global Fixed Income Portfolio. We show how returns before taxes for The Global Fixed Income Portfolio have varied over the past ten calendar years, as well as average annual returns for one, five and ten years--with the average annual returns compared to the performance of the Citigroup World Government Bond Index. The Citigroup World Government Bond Index is an index of bonds from 21 world government bond markets with maturities of at least 1 year. The index is unmanaged and does not include the actual costs of buying, selling and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware International Advisers Ltd. has voluntarily waived fees and paid expenses of The Global Fixed Income Portfolio. Returns would be lower without the voluntary waiver and payment.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (The Global Fixed Income Portfolio)]

                   Year-by-year total return (The Global Fixed Income Portfolio)

   The Global Fixed Income Portfolio
        1994                  1.24%
        1995                 18.96%
        1996                 14.96%
        1997                  1.73%
        1998                  8.68%
        1999                 -4.05%
        2000                  2.29%
        2001                 -0.20%
        2002                 26.17%
        2003                 21.14%

During the periods illustrated in this bar chart, The Global Fixed Income Portfolio's highest quarterly return was 13.51% for the quarter ended June 30, 2002 and its lowest quarterly return was -5.18% for the quarter ended September 30, 2000.

                                                              Average annual returns for periods ending 12/31/03

-------------------------------------------------------------------------------------------------------------------
The Global Fixed Income Portfolio                                    1 year         5 years         10 years
-------------------------------------------------------------------------------------------------------------------
Return before taxes                                                  21.14%          8.41%            8.64%
-------------------------------------------------------------------------------------------------------------------
Return after taxes on distributions                                  12.73%          6.11%            5.94%
-------------------------------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Portfolio shares     13.63%          5.85%            5.76%
-------------------------------------------------------------------------------------------------------------------
Citigroup World Government Bond Index
(reflects no deduction for fees, expenses or taxes)                  14.93%          5.74%            6.79%
-------------------------------------------------------------------------------------------------------------------

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and certain other retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local taxes. Past performance, both before and after taxes, is not a guarantee of future results.

What are The Global Fixed Income Portfolio's fees and expenses? Shareholder fees are fees paid directly from you investment.

----------------------------------------------------------------
Maximum sales charge (load) imposed on purchases as
a percentage of offering price                        none
----------------------------------------------------------------
Maximum sales charge (load) imposed on reinvested
dividends                                             none
----------------------------------------------------------------
Purchase reimbursement fees                           none
----------------------------------------------------------------
Redemption reimbursement fees                         none
----------------------------------------------------------------
Exchange fees                                         none
----------------------------------------------------------------

Annual Portfolio operating expenses are deducted from The Global Fixed Income Portfolio's assets.

----------------------------------------------------------------
Investment advisory fees(1)                           0.50%
----------------------------------------------------------------
Distribution and service (12b-1) fees                 none
----------------------------------------------------------------
Other expenses                                        0.15%
----------------------------------------------------------------
Total operating expenses(1)                           0.65%
----------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(2) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

-----------------------------
1 year         $66
-----------------------------
3 years        $208
-----------------------------
5 years        $362
-----------------------------
10 years       $810
-----------------------------

(1) Delaware International Advisers Ltd. has agreed to waive fees and pay expenses through October 31, 2004 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.60% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap. Had the amount waived and/or paid been deducted, investment advisory fees and total operating expenses would have been 0.45% and 0.60%, respectively.

(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 1.

Profile: The International Fixed Income Portfolio

What is the Portfolio's goal?

     The International Fixed Income Portfolio seeks current income consistent with the preservation of principal. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the Portfolio's main investment strategies? The Portfolio invests primarily in fixed-income securities that may also provide the potential for capital appreciation. The Portfolio is an international fund which invests primarily in issuers that are organized, have a majority of their assets, or derive most of their operating income outside of the United States. As such, it may invest in securities issued in any currency and may hold foreign currency. Under normal circumstances, the Portfolio intends to invest in securities which are denominated in foreign currencies. Securities of issuers within a given country may be denominated in the currency of such country, in the currency of another country or in multinational currency units, such as the Euro. The Portfolio will attempt to achieve its objective by investing in a broad range of fixed-income securities, including debt obligations of foreign companies which are generally rated A or better by S&P or Moody's or, if unrated, are deemed to be of comparable quality, as well as foreign government securities with the limitation noted below. The Portfolio is considered "non-diversified" under the federal laws and regulations that regulate mutual funds. Thus, adverse effects on the Portfolio's investments may affect a larger portion of its overall assets and subject the Portfolio to greater risks.

Under normal circumstances, the Portfolio will invest at least 80% of its net assets in fixed-income securities (the "80% Policy").

Our approach in selecting investments for the Portfolio is oriented to country selection and is value driven. In selecting fixed-income instruments for the Portfolio, we identify those countries' fixed-income markets that we believe will provide the United States domiciled investor the highest yield over a market cycle while also offering the opportunity for capital gain and currency appreciation. We conduct extensive fundamental research on a global basis, and it is through this effort that attractive fixed-income markets are selected for investment. The core of the fundamental research effort is a value oriented discounted income stream methodology which isolates value across country boundaries. This approach focuses on future coupon and redemption payments and discounts the value of those payments back to what they would be worth if they were to be paid today. Comparisons of the values of different possible investments are then made.

The Portfolio may also invest in zero coupon bonds, and in the debt securities of supranational entities denominated in any currency. A supranational entity is an entity established or financially supported by the national governments of one or more countries to promote reconstruction or development. Examples of supranational entities include, among others, the International Bank for Reconstruction and Development (more commonly known as the World Bank), the European Economic Community, the European Investment Bank, the Inter-American Development Bank and the Asian Development Bank. For increased safety, the Portfolio currently anticipates that a large percentage of its assets will be invested in foreign government securities and securities of supranational entities.

With respect to U.S. government securities, the Portfolio may invest only in securities issued or guaranteed as to the payment of principal and interest by the U.S. government, and those of its agencies or instrumentalities which are backed by the full faith and credit of the United States. When we believe a temporary defensive approach is appropriate, the Portfolio may hold up to 100% of its assets in such U.S. government securities and certain other short-term instruments. When taking a temporary defensive position, the Portfolio may not achieve its investment objective.

With respect to securities issued by foreign governments, their agencies, instrumentalities or political subdivisions, the Portfolio will generally invest in such securities if they have been rated AAA or AA by S&P or Aaa or Aa by Moody's or if unrated, have been determined to be of comparable quality. The Portfolio may invest up to 5% of its assets in non-investment grade fixed-income securities. These investments may include foreign government securities, some of which may be so-called Brady Bonds. The Portfolio may also invest in sponsored or unsponsored American Depositary Receipts or European Depositary Receipts. While the Portfolio may purchase securities of issuers in any foreign country, developed or developing, it is currently anticipated that the countries in which the Portfolio may invest will include, but not be limited to, Canada, Germany, the United Kingdom, New Zealand, France, The Netherlands, Belgium, Spain, Switzerland, Ireland, Denmark, Portugal, Italy, Austria, Norway, Sweden, Finland, Luxembourg, Japan and Australia. With respect to certain countries, investments by an investment company may only be made through investments in closed-end investment companies that in turn are authorized to invest in the securities of issuers in such countries. Any investment the Portfolio may make in other investment companies is limited in amount by the 1940 Act and would involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.

Currency considerations carry a special risk for a portfolio of international securities. We use a purchasing power parity approach to evaluate currency risk. In this regard, the Portfolio may actively carry on hedging activities, and may utilize a wide range of hedging instruments, including options, futures contracts, and related options, and forward foreign currency exchange contracts to hedge currency risks associated with its portfolio securities.

It is anticipated that the average weighted maturity of the Portfolio will be in the five-to-ten year range. If we anticipate a declining interest rate environment, the average weighted maturity may be extended beyond ten years. Conversely, if we anticipate a rising rate environment, the average weighted maturity may be shortened to less than five years.

Our management approach is long-term in orientation, but, it is expected that the annual turnover of the portfolio will be approximately 200% under normal circumstances. High portfolio turnover involves correspondingly greater transaction costs and may affect taxes payable by the Portfolio's shareholders that are subject to federal income taxes. The turnover rate may also be affected by cash requirements from redemptions and repurchases of the Portfolio's shares.

What are the main risks of investing in the Portfolio? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. The Portfolio will be affected by changes in bond prices and currency exchange rates. Investments in securities of non-U.S. issuers are generally denominated in foreign currencies and involve certain risk and opportunity considerations not typically associated with investing in securities of U.S. issuers. Foreign securities may be adversely affected by political instability, foreign economic conditions or inadequate regulatory and accounting standards. In addition, there is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations. The Portfolio may also be affected by changes in currency rates, which may reduce or eliminate any gains produced by investment, and exchange control regulations and may incur costs in connection with conversions between currencies. To the extent the Portfolio invests in securities of companies in emerging markets, such investments present a greater degree of risk than tends to be the case for foreign investments in Western Europe and other developed markets. If, and to the extent that, we invest in forward foreign currency contracts or use other investments to hedge against currency risks, the Portfolio will be subject to the special risks associated with those activities.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

The Portfolio's 80% Policy described above may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

How has The International Fixed Income Portfolio performed?

This bar chart and table can help you evaluate the risks of investing in The International Fixed Income Portfolio. We show how returns before taxes for The International Fixed Income Portfolio have varied over the past six calendar years, as well as average annual returns for one and five years and since inception--with the average annual returns compared to the performance of the Citigroup Non-U.S. World Government Bond Index. The Citigroup Non-U.S. World Government Bond Index is a market-capitalization weighted benchmark that tracks the performances of the Government bond markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Japan, the Netherlands, Norway, Poland, Portugal, Spain, Sweden, Switzerland and the United Kingdom. The index is unmanaged and does not include the actual costs of buying, selling and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware International Advisers Ltd. has voluntarily waived fees and paid expenses of The International Fixed Income Portfolio. Returns would be lower without the voluntary waiver and payment.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (The International Fixed Income Portfolio)]

            Year-by-year total return (The International Fixed Income Portfolio)

   The International Fixed Income Portfolio
         1998                    9.68%
         1999                   -5.04%
         2000                   -1.61%
         2001                   -1.76%
         2002                   26.66%
         2003                   22.39%

During the periods illustrated in this bar chart, The International Fixed Income Portfolio's highest quarterly return was 14.38% for the quarter ended June 30, 2002 and its lowest quarterly return was -6.91% for the quarter ended September 30, 2000.

                                                                 Average annual returns for periods ending 12/31/03

-------------------------------------------------------------------------------------------------------------------------
                                                                                                       Since inception
The International Fixed Income Portfolio                                       1 year      5 years       (4/11/1997)
-------------------------------------------------------------------------------------------------------------------------
Return before taxes                                                            22.39%       7.31%           7.45%
-------------------------------------------------------------------------------------------------------------------------
Return after taxes on distributions                                            17.31%       5.50%           5.55%
-------------------------------------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Portfolio shares               14.48%       5.16%           5.23%
-------------------------------------------------------------------------------------------------------------------------
Citigroup Non-U.S. World Government Bond Index
(reflects no deduction for fees, expenses or taxes)                            18.52%       5.20%           6.62%
-------------------------------------------------------------------------------------------------------------------------

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and certain other retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local taxes. Past performance, both before and after taxes, is not a guarantee of future results.

What are The International Fixed Income Portfolio's fees and expenses? Shareholder fees are fees paid directly from your investment.

----------------------------------------------------------------
Maximum sales charge (load) imposed on purchases as
a percentage of offering price                        none
----------------------------------------------------------------
Maximum sales charge (load) imposed on reinvested
dividends                                             none
----------------------------------------------------------------
Purchase reimbursement fees                           none
----------------------------------------------------------------
Redemption reimbursement fees                         none
----------------------------------------------------------------
Exchange fees                                         none
----------------------------------------------------------------

Annual Portfolio operating expenses are deducted from The International Fixed Income Portfolio's assets.

----------------------------------------------------------------
Investment advisory fees(1)                           0.50%
----------------------------------------------------------------
Distribution and service (12b-1) fees                 none
----------------------------------------------------------------
Other expenses                                        0.18%
----------------------------------------------------------------
Total operating expenses(1)                           0.68%
----------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(2) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

-----------------------------
1 year         $69
-----------------------------
3 years        $218
-----------------------------
5 years        $379
-----------------------------
10 years       $847
-----------------------------

(1) Delaware International Advisers Ltd. has agreed to waive fees and pay expenses through October 31, 2004 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.60% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap. Had the amount waived and/or paid been deducted, investment advisory fees and total operating expenses would have been 0.42% and 0.60%, respectively.

(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 1.

ADDITIONAL INVESTMENT INFORMATION

Each Portfolio's, except The Labor Select International Equity Portfolio's, investment objective is non-fundamental. This means the Board of Trustees may change the objective without obtaining shareholder approval. If a Portfolio's objective were changed, we would notify shareholders before the change became effective. The following chart gives a brief description of the securities in which the Portfolios may invest. The Portfolios may also invest in a broad selection of other securities consistent with their respective investment objectives and policies. Please see the Statement of Additional Information for additional descriptions and risk information on these investments as well as other investments for the Portfolios.

------------------------------------------------------------------------------------------------------------------------------
Securities                                               How we use them
-------------------------------------------------------- ---------------------------------------------------------------------
Common Stocks: Securities that represent shares of       The Large-Cap Value Equity, The Large-Cap Growth Equity, The
ownership in a corporation. Stockholders participate     Mid-Cap Growth Equity, The Small-Cap Value Equity, The Small-Cap
in the corporation's profits and losses indirectly, as   Growth Equity, The Small-Cap Growth II Equity, The Real Estate
the value of a corporation's shares tends to change as   Investment Trust, The Real Estate Investment Trust II, The Global
the corporation's earnings fluctuate.                    Equity, The International Equity, The Labor Select International
                                                         Equity, The Emerging Markets, The International Small-Cap, The
                                                         International Large-Cap Equity and The All-Cap Growth Equity
                                                         Portfolios focus their investments on common stocks, some of which will be dividend paying stocks.
-------------------------------------------------------- ---------------------------------------------------------------------
Corporate Bonds: Debt obligations issued by a            The Intermediate Fixed Income Portfolio may invest in corporate
corporation.                                             bonds rated in one of the four highest categories by an NRSRO
                                                         (e.g., at least BBB by S&P or Baa by Moody's), or deemed
                                                         equivalent. The Global Fixed Income Portfolio may invest in foreign and U.S. corporate bonds which are generally rated A or better by S&P or Moody's or deemed to be of comparable quality.
                                                         The International Fixed Income Portfolio may invest in foreign corporate bonds which are generally rated A or better by S&P or
                                                         Moody's or deemed to be of comparable quality. The High-Yield
                                                         Bond Portfolio will focus its investments on corporate bonds rated at least B- by S&P or B3 by Moody's. The Core Plus Fixed
                                                         Income Portfolio may invest in bonds rated in one of the four highest rating categories for its U.S. Investment Grade Sector, and it may invest in bonds rated BB or lower by S&P or Fitch and
                                                         Ba or lower by Moody's for its U.S. High-Yield Sector. Up to 35%
                                                         of The Emerging Markets Portfolio's net assets may be invested in debt securities issued by emerging country companies, some or all of which may be corporate bonds, and some or all of which may be investment grade, below investment grade or unrated. The
                                                         Small-Cap Growth Equity Portfolio and The Small Cap Growth II
                                                         Equity Portfolio may invest up to 20% of their net assets in debt securities of corporate and government issuers, all of which must be rated within the four highest categories or deemed to be of comparable quality. The Small-Cap Value Equity Portfolio may invest up to 20% of its net assets in corporate bonds rated Baa or below by Moody's or BBB or below by S&P when the investment advisor believes that capital appreciation from those securities is likely. Debt securities may be acquired by The All-Cap Growth
                                                         Equity Portfolio and those securities may be rated below
                                                         investment grade, or unrated. Investments in such securities that are rated below investment grade or unrated will be limited to no more than 5% of The All-Cap Growth Equity Portfolio's assets. The
                                                         Global Equity Portfolio may invest up to 20% of its net assets in fixed-income securities rated in one of the top two rating categories, or, if unrated, deemed to be of comparable quality.
                                                         The International Small-Cap Portfolio may invest up to 15% of its net assets in fixed-income securities, some or all of which may be corporate bonds, and some or all of which may be investment grade, below investment grade, or unrated. The International
                                                         Equity, The Labor Select International Equity and The
                                                         International Large-Cap Equity Portfolios may invest up to 15% of their assets in foreign debt instruments when attractive
                                                         opportunities are available.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Securities                                               How we use them
-------------------------------------------------------- ---------------------------------------------------------------------
Convertible Securities: Usually preferred stocks or      The Large-Cap Growth Equity, The Small-Cap Value Equity, The
corporate bonds that can be exchanged for a set number   Small-Cap Growth Equity, The Small-Cap Growth II Equity, The Global
of shares of common stock at a predetermined price.      Equity, The International Equity, The Labor Select International
These securities offer higher appreciation potential     Equity, The International Small-Cap, The International Large-Cap
than nonconvertible bonds and greater income potential   Equity, The All-Cap Growth Equity and The High-Yield Bond
than nonconvertible preferred stocks.                    Portfolios may invest a portion of their assets in convertible securities in any industry, and The Real Estate Investment Trust
                                                         Portfolios' assets may be invested in convertible securities of issuers in the real estate industry. Convertible securities acquired by The Small-Cap Value Equity, The Real Estate
                                                         Investment Trust, The International Small-Cap and The High-Yield
                                                         Bond Portfolios may be rated below investment grade or unrated.
                                                         The Real Estate Investment Trust, The Emerging Markets, The
                                                         International Small-Cap and The High-Yield Bond Portfolios may
                                                         invest in convertible preferred stocks that offer various yield, dividend or other enhancements. Such enhanced convertible
                                                         preferred securities include instruments like PERCS (Preferred
                                                         Equity Redemption Cumulation Stock), PRIDES (Preferred Redeemable
                                                         Increased Dividend Equity Securities) and DECS (Dividend Enhanced
                                                         Convertible Securities).
-------------------------------------------------------- ---------------------------------------------------------------------
Mortgage-Backed Securities: Fixed-income securities      The Intermediate Fixed Income, The Core Plus Fixed Income, The
that represent pools of mortgages, with investors        Global Fixed Income and The Real Estate Investment Trust Portfolios
receiving principal and interest payments as the         may invest in mortgage-backed securities issued or guaranteed by
underlying mortgage loans are paid back. Many are        the U.S. government, its agencies or instrumentalities or by
issued and guaranteed against default by the U.S.        government sponsored corporations. For The Intermediate Fixed
government or its agencies or instrumentalities, such    Income Portfolio, all securities will be rated investment grade at
as the Federal Home Loan Mortgage Corporation, Fannie    the time of purchase.
Mae and the Government National Mortgage Association.
Others are issued by private financial institutions,
with some fully collateralized by certificates
issued or guaranteed by the government or its
agencies or instrumentalities.
-------------------------------------------------------- ---------------------------------------------------------------------
Collateralized Mortgage Obligations (CMOs) and Real      The Intermediate Fixed Income, The Core Plus Fixed Income, The
Estate Mortgage Investment Conduits (REMICs): CMOs are   Global Fixed Income and The Real Estate Investment Trust Portfolios
privately issued mortgage-backed bonds whose             may invest in CMOs and REMICs. Certain CMOs and REMICs may have
underlying value is the mortgages that are collected     variable or floating interest rates and others may be stripped.
into different pools according to their maturity. They   Stripped mortgage securities are generally considered illiquid and
are issued by U.S. government agencies and private       to such extent, together with any other illiquid investments, will
issuers. REMICs are privately issued mortgage-backed     not exceed that Portfolio's limit on illiquid securities. In
bonds whose underlying value is a fixed pool of          addition, subject to certain quality and collateral limitations,
mortgages secured by an interest in real property.       The Intermediate Fixed Income and The Core Plus Fixed Income
Like CMOs, REMICs offer different pools.                 Portfolios may each invest up to 20% of their total assets in CMOs and REMICs issued by private entities which are not
                                                         collateralized by securities issued or guaranteed by the U.S.
                                                         government, its agencies or instrumentalities, so called
                                                         non-agency mortgage backed securities.
-------------------------------------------------------- ---------------------------------------------------------------------
Asset-Backed Securities: Bonds or notes backed by        The Intermediate Fixed Income and The Core Plus Fixed Income
accounts receivables, including home equity,             Portfolios may invest in asset-backed securities rated in one of
automobile or credit loans.                              the four highest rating categories by an NRSRO.
-------------------------------------------------------- ---------------------------------------------------------------------
Real Estate Investment Trusts (REITs): REITs are         The Real Estate Investment Trust Portfolios may invest without
pooled investment vehicles which invest primarily in     limitation in shares of REITs. The Small-Cap Value Equity and The
income-producing real estate or real estate related      International Small-Cap Portfolios may also invest in REITs
loans or interests. REITs are generally classified as    consistent with their investment objectives and policies.
equity REITs, mortgage REITs or a combination of
equity and mortgage REITs. Equity REITs invest the
majority of their assets directly in real property and
derive income primarily from the collection of rents.
Equity REITs can also realize capital gains by selling
properties that have appreciated in value. Mortgage
REITs invest the majority of their assets in real
estate mortgages and derive income from the collection
of interest payments.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Securities                                               How we use them
-------------------------------------------------------- ---------------------------------------------------------------------
U.S. Government Securities: U.S. Treasury securities     Each Portfolio may invest in U.S. government securities for
are backed by the "full faith and credit" of the         temporary purposes or otherwise, as is consistent with its
United States. Securities issued or guaranteed by        investment objectives and policies.  These securities are issued or
federal agencies and U.S. government sponsored           guaranteed as to the payment of principal and interest by the U.S.
instrumentalities may or may not be backed by the        government, or by various agencies or instrumentalities which have
"full faith and credit" of the United States. In the     been established or sponsored by the U.S. government.
case of securities not backed by the "full faith and
credit" of the United States, investors in such
securities look principally to the agency or
instrumentality issuing or guaranteeing the obligation
for ultimate repayment.
-------------------------------------------------------- ---------------------------------------------------------------------
Foreign Government Securities:  Debt issued by a         Foreign government securities purchased by The Global Fixed Income
government other than the United States or by an         and The International Fixed Income Portfolios will generally be
agency, instrumentality or political subdivision of      rated in one of the top two rating categories or, if unrated,
such governments.                                        deemed to be of comparable quality.  However, each such Portfolio may invest up to 5% of its assets in fixed-income securities rated, or comparable to securities rated, below BBB. The
                                                         fixed-income securities in which The Global Equity, The
                                                         International Equity, The Labor Select International Equity, The
                                                         Emerging Markets, The International Small-Cap, The International
                                                         Large-Cap Equity, The High-Yield Bond, The Intermediate Fixed
                                                         Income and The Core Plus Fixed Income Portfolios may invest include those issued by foreign governments.
-------------------------------------------------------- ---------------------------------------------------------------------
Repurchase Agreements: An agreement between a buyer,     While each Portfolio is permitted to do so, it normally does not
such as a Portfolio, and a seller of securities in       invest in repurchase agreements except to invest cash balances or
which the seller agrees to buy the securities back       for temporary defensive purposes.  In order to enter into these
within a specified time at the same price the buyer      repurchase agreements, a Portfolio must have collateral of at least
paid for them, plus an amount equal to an agreed upon    102% of the repurchase price.  Each Portfolio will only enter into
interest rate. Repurchase agreements are often viewed    repurchase agreements in which the collateral is comprised of U.S.
as equivalent to cash.                                   government securities.  The Large-Cap Value Equity, The Mid-Cap
                                                         Growth Equity, The International Equity, The Intermediate Fixed
                                                         Income and The Global Fixed Income Portfolios may invest no more than 10% of net assets in repurchase agreements having a maturity in excess of seven days. The Large-Cap Growth Equity, The
                                                         Small-Cap Growth Equity, The Small-Cap Growth II Equity, The
                                                         Small-Cap Value Equity, The Real Estate Investment Trust, The
                                                         Global Equity, The Labor Select International Equity, The
                                                         Emerging Markets, The International Small-Cap, The International
                                                         Large-Cap Equity, The All-Cap Growth Equity, The High-Yield Bond
                                                         and The International Fixed Income Portfolios may invest no more than 15% of net assets in repurchase agreements having a maturity in excess of seven days.
-------------------------------------------------------- ---------------------------------------------------------------------
Restricted Securities: Privately placed securities       Each Portfolio may invest in restricted securities, including
whose resale is restricted under securities law.         securities eligible for resale without registration pursuant to
                                                         Rule 144A under the Securities Act of 1933. To the extent
                                                         restricted securities are illiquid, a Portfolio will limit its investments in them in accordance with its policy concerning illiquid securities. See "Illiquid Securities" below.
-------------------------------------------------------- ---------------------------------------------------------------------
Illiquid Securities: Securities that do not have a       The Large-Cap Value Equity, The Mid-Cap Growth Equity, The
ready market, and cannot be easily sold within seven     International Equity, The Intermediate Fixed Income and The Global
days at approximately the price that the Fund has        Fixed Income Portfolios may invest no more than 10% of net assets
valued them. Illiquid securities include repurchase      in illiquid securities. The Large-Cap Growth Equity, The Small-Cap
agreements maturing in more than seven days.             Value Equity, The Small-Cap Growth Equity, The Small-Cap Growth II
                                                         Equity, The Real Estate Investment Trust, The Global Equity, The
                                                         Labor Select International Equity, The Emerging Markets, The
                                                         International Small-Cap, The International Large-Cap Equity, The
                                                         All-Cap Growth Equity, The High-Yield Bond and The International
                                                         Fixed Income Portfolios may invest no more than 15% of net assets in illiquid securities.
-------------------------------------------------------- ---------------------------------------------------------------------
Short-Term Debt Investments: These instruments include   Each Portfolio may invest in these instruments either as a means to
(1) time deposits, certificates of deposit and bankers   achieve its investment objective or, more commonly, as temporary
acceptances issued by a U.S. commercial bank; (2)        defensive investments or pending investment in the Portfolio's
commercial paper of the highest quality rating; (3)      principal investment securities.  When investing all or a
short-term debt obligations with the highest quality     significant portion of a Portfolio's assets in these instruments, a
rating; (4) U.S. government securities; and (5)          Portfolio may not be able to achieve its investment objective.
repurchase agreements collateralized by those
instruments.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Securities                                               How we use them
-------------------------------------------------------- ---------------------------------------------------------------------
Time Deposits: Time deposits are non-negotiable          Time deposits maturing in more than seven days will not be
deposits maintained in a banking institution for a       purchased by any of the following Portfolios, and  time deposits
specified period of time at a stated interest rate.      maturing from two business days through seven calendar days will not exceed 10% of the total assets of The Large-Cap Value Equity,
                                                         The Mid-Cap Growth Equity, The International Equity, The
                                                         Intermediate Fixed Income and The Global Fixed Income Portfolios;
                                                         and 15% of the total assets of The Large-Cap Growth Equity, The
                                                         Small-Cap Value Equity, The Small-Cap Growth Equity, The
                                                         Small-Cap Growth II Equity, The Real Estate Investment Trust, The
                                                         Global Equity, The Labor Select International Equity, The
                                                         Emerging Markets, The International Small-Cap, The International
                                                         Large-Cap Equity, The All-Cap Growth Equity, The High-Yield Bond,
                                                         The Core Plus Fixed Income and The International Fixed Income
                                                         Portfolios.

-------------------------------------------------------- ---------------------------------------------------------------------
When-Issued and Delayed-Delivery Securities: In these    Each Portfolio may purchase securities on a when-issued or delayed
transactions, instruments are purchased with payment     delivery basis. The Portfolios may not enter into when-issued
and delivery taking place in the future in order to      commitments exceeding, in the aggregate, 15% of the market value of
secure what is considered to be an advantageous yield    the Portfolio's total assets less liabilities other than the
or price at the time of the transaction. The payment     obligations created by these commitments. Each Portfolio will
obligations and the interest rates that will be          designate cash or securities in amounts sufficient to cover its
received are each fixed at the time a Portfolio enters   obligations, and will value the designated assets daily.
into the commitment and no interest accrues to the
Portfolio until settlement. Thus, it is possible that
the market value at the time of settlement could be
higher or lower than the purchase price if the general
level of interest rates has changed.

-------------------------------------------------------- ---------------------------------------------------------------------
Securities Lending: These transactions involve the       Each Portfolio may loan up to 25% of its assets to qualified
loan of securities owned by a Portfolio to qualified     brokers/dealers or institutional investors.  These transactions, if
dealers and investors for their use relating to          any, may generate additional income for the Portfolios.
short-sales or other securities transactions.

-------------------------------------------------------- ---------------------------------------------------------------------
Borrowing From Banks:  The Portfolios may have           Each Portfolio may borrow money as a temporary measure or to
pre-existing arrangements with banks that permit them    facilitate redemptions. No Portfolio has the intention of
to borrow money from time to time.                       increasing its net income through borrowing.

-------------------------------------------------------- ---------------------------------------------------------------------
Zero Coupon and Pay-In-Kind Bonds: Zero coupon bonds     The Emerging Markets Portfolio may invest up to 35% and The
are debt obligations which do not entitle the holder     International Small-Cap Portfolio may invest up to 15% of their
to any periodic payments of interest prior to maturity   respective net assets in fixed-income securities, including zero
or a specified date when the securities begin paying     coupon bonds. The High-Yield Bond Portfolio may also purchase zero
current interest, and therefore are issued and traded    coupon bonds and PIK bonds, although it generally does not purchase
at a discount from their face amounts or par value.      a substantial amount of these bonds. The Core Plus Fixed Income
Pay-in-kind ("PIK") bonds pay interest through the       Portfolio may also purchase these securities consistent with its
issuance to holders of additional securities.            investment objective.

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Securities                                               How we use them
-------------------------------------------------------- ---------------------------------------------------------------------
American Depositary Receipts (ADRs), European            The Large-Cap Value Equity, The Large-Cap Growth Equity, The
Depositary Receipts (EDRs), and Global Depositary        Mid-Cap Growth Equity, The Small-Cap Value Equity, The Small-Cap
Receipts (GDRs):  ADRs are receipts issued by a U.S.     Growth Equity, The Small-Cap Growth II Equity, The Real Estate
depositary (usually a U.S. bank) and EDRs and GDRs are   Investment Trust, The Global Equity, The International Equity, The
receipts issued by a depositary outside of the U.S.      Labor Select International Equity, The Emerging Markets, The
(usually a non-U.S. bank or trust company or a foreign   International Small-Cap, The International Large-Cap Equity, The
branch of a U.S. bank).  Depositary receipts represent   All-Cap Growth Equity, The Global Fixed Income and The
an ownership interest in an underlying security that     International Fixed Income Portfolios may invest in sponsored and
is held by the depositary.  Generally, the underlying    unsponsored ADRs.  Such ADRs that The Large-Cap Value Equity, The
security represented by an ADR is issued by a foreign    Large-Cap Growth Equity, The Focused Value, The Mid-Cap Growth
issuer and the underlying security represented by an     Equity, The Small-Cap Value Equity, The Small-Cap Growth Equity,
EDR or GDR may be issued by a foreign or U.S. issuer.    The Small-Cap Growth II Equity and The Real Estate Investment Trust
Sponsored depositary receipts are issued jointly by      Portfolios may invest in will be those that are actively traded in
the issuer of the underlying security and the            the United States.
depositary, and unsponsored depositary receipts are
issued by the depositary without the participation of    In conjunction with their investments in foreign securities, The
the issuer of the underlying security.  Generally, the   Global Equity, The International Equity, The Labor Select
holder of the depositary receipt is entitled to all      International Equity, The Emerging Markets, The International
payments of interest, dividends or capital gains that    Small-Cap, The International Large-Cap Equity, The All-Cap Growth
are made on the underlying security.                     Equity, The Global Fixed Income and The International Fixed Income
                                                         Portfolios may also invest in sponsored and unsponsored EDRs and
                                                         GDRs. In addition, The Small-Cap Growth Equity Portfolio and The
                                                         Small-Cap Growth II Equity Portfolio may invest in sponsored and unsponsored GDRs subject to their 10% limit on investments in foreign securities.

-------------------------------------------------------- ---------------------------------------------------------------------
Brady Bonds: These are debt securities issued under      The Global Fixed Income, The International Fixed Income, The
the framework of the Brady Plan, an initiative           Emerging Markets and The International Small-Cap Portfolios may
announced by the U.S. Treasury Secretary Nicholas F.     invest in Brady Bonds consistent with their respective investment
Brady in 1989, as a mechanism for debtor nations to      objectives. We believe that economic reforms undertaken by
restructure their outstanding external indebtedness      countries in connection with the issuance of Brady Bonds may make
(generally, commercial bank debt).                       the debt of countries which have issued or have announced plans to issue Brady Bonds a viable opportunity for investment.

-------------------------------------------------------- ---------------------------------------------------------------------
Futures and Options: A futures contract is a bilateral   The Mid-Cap Growth Equity, The Small-Cap Value Equity, The
agreement providing for the purchase and sale of a       Small-Cap Growth Equity, The Small-Cap Growth II Equity, The Real
specified type and amount of a financial instrument,     Estate Investment Trust, The Global Equity, The Emerging Markets,
or for the making and acceptance of a cash settlement,   The International Small-Cap, The International Large-Cap Equity,
at a stated time in the future for a fixed price. A      The All-Cap Growth Equity, The Intermediate Fixed Income, The
call option is a short-term contract pursuant to which   Large-Cap Growth Equity and The Core Plus Fixed Income Portfolios
the purchaser of the call option, in return for the      may invest in futures, options and closing transactions related
premium paid, has the right to buy the security or       thereto. These activities will not be entered into for speculative
other financial instrument underlying the option at a    purposes, but rather for hedging purposes and to facilitate the
specified exercise price at any time during the term     ability to quickly deploy into the market a Portfolio's cash,
of the option. A put option is a similar contract        short-term debt securities and other money market instruments at
which gives the purchaser of the put option, in return   times when the Portfolio's assets are not fully invested.  A
for a premium, the right to sell the underlying          Portfolio may only enter into these transactions for hedging
security or other financial instrument at a specified    purposes if it is consistent with its respective investment
price during the term of the option.                     objective and policies. A Portfolio may not engage in such transactions to the extent that obligations resulting from these activities, in the aggregate, exceed 25% of the Portfolio's assets, or 20% of The Real Estate Investment Trust Portfolios'
                                                         total assets. In addition, The Global Equity, The Emerging
                                                         Markets, The International Large-Cap Equity, The Core Plus Fixed
                                                         Income and The International Fixed Income Portfolios may enter into futures contracts, purchase or sell options on futures contracts, and trade in options on foreign currencies, and may enter into closing transactions with respect to such activities to hedge or "cross hedge" the currency risks associated with their investments. Generally, futures contracts on foreign currencies operate similarly to futures contracts concerning securities, and options on foreign currencies operate similarly to options on securities. See also "Foreign Currency
                                                         Transactions" below.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Securities                                               How we use them
-------------------------------------------------------- ---------------------------------------------------------------------
Foreign Currency Transactions: Several Portfolios will   Although The Global Equity, The International Equity, The Labor
invest in securities of foreign issuers and may hold     Select International Equity, The Emerging Markets, The
foreign currency. In addition, several Portfolios may    International Small-Cap, The International Large-Cap Equity, The
enter into contracts to purchase or sell foreign         Global Fixed Income, The International Fixed Income, The Small-Cap
currencies at a future date (i.e., a "forward foreign    Value Equity, The Small-Cap Growth Equity, The Small-Cap Growth II
currency" contract or "forward" contract). A forward     Equity, The Real Estate Investment Trust, The All-Cap Growth
contract involves an obligation to purchase or sell a    Equity, The Intermediate Fixed Income, The Core Plus Fixed Income
specific currency at a future date, which may be any     and The High-Yield Bond Portfolios value their assets daily in
fixed number of days from the date of the contract,      terms of U.S. dollars, they do not intend to convert their holdings
agreed upon by the parties, at a price set at the time   of foreign currencies into U.S. dollars on a daily basis. A
of the contract. A Portfolio may enter into forward      Portfolio may, however, from time to time, purchase or sell foreign
contracts to "lock in" the price of a security it has    currencies and/or engage in forward foreign currency transactions
agreed to purchase or sell, in terms of U.S. dollars     in order to expedite settlement of Portfolio transactions and to
or other currencies in which the transaction will be     minimize currency value fluctuations.
consummated.
-------------------------------------------------------- ---------------------------------------------------------------------
Interest Rate Swap and Index Swap Agreements:  In an     The Intermediate Fixed Income and The Core Plus Fixed Income
interest rate swap, a fund receives payment from         Portfolios may use interest rate swaps to adjust each Portfolio's
another party based on a floating interest rate in       sensitivity to interest rates by changing its duration.  We may
return for making payments based on a fixed interest     also use interest rate swaps to hedge against changes in interest
rate.  An interest rate swap can also work in reverse,   rates.  We use index swaps to gain exposure to markets that the
with a fund receiving payments based on a fixed          Portfolios invest in, such as the corporate bond market.  We may
interest rate and making payments based on a floating    also use index swaps as a substitute for futures, options or
interest rate.  In an index swap, a fund receives        forward contracts if such contracts are not directly available to
gains or incurs losses based on the total return of an   the Portfolios on favorable terms.
index, in exchange for making fixed or floating
interest rate payments to another party.                 Interest rate swaps and index swaps will be considered illiquid securities.
------------------------------------------------------------------------------------------------------------------------------

RISK FACTORS

         An investment in the Portfolios entails certain risks and considerations about which an investor should be aware. The following chart gives a brief description of some of the risks of investing in the Portfolios. Please see the Statement of Additional Information for additional descriptions and risk information.

----------------------------------------------------------------------------------------------------------------------------
Risks                                                    How we strive to manage them
-------------------------------------------------------- -------------------------------------------------------------------
Market Risk is the risk that all or a majority of the    The value of each Portfolio's holdings, whether equity or fixed
securities in a certain market-like the stock or bond    income in orientation, fluctuates in response to events affecting
market-will decline in value because of factors such     markets. In a declining market environment, the value of the
as economic conditions, future expectations or           Portfolios' securities will generally decline as well. We
investor confidence.                                     maintain a long-term approach and focus on securities that we believe can continue to provide returns over an extended period
Index swaps are subject to the same market risks as      of time regardless of these interim market fluctuations.
the investment market or sector that the index           Generally, we do not try to predict overall market movements or
represents.  Depending on the actual movements of the    trade for short-term purposes.
index and how well the portfolio manager forecasts
those movements, a fund could experience a higher or     In evaluating the use of an index swap for The Intermediate Fixed
lower return than anticipated.                           Income, The Core Fixed Income and The Core Plus Fixed Income
                                                         Portfolios, we carefully consider how market changes could affect the swap and how that compares to our investing directly in the market the swap is intended to represent. When selecting dealers with whom we would make interest rate or index swap agreements for these Portfolios, we focus on those dealers with high quality ratings and do careful credit analysis before engaging in the transaction.

-------------------------------------------------------- -------------------------------------------------------------------
Industry and Security Risk is the risk that the value    The Real Estate Investment Trust Portfolios concentrate their
of securities in a particular industry or the value of   investments in the real estate industry.  As a consequence, the
an individual stock or bond will decline because of      net asset value of each Portfolio can be expected to fluctuate in
changing expectations for the performance of that        light of the factors affecting that industry, and may fluctuate
industry or for the individual company issuing the       more widely than a portfolio that invests in a broader range of
stock or bond.  Portfolios that concentrate their        industries.  Each Real Estate Investment Trust Portfolio may be
investments in a particular industry or individual       more susceptible to any single economic, political or regulatory
security are considered to be subject to greater risks   occurrence affecting the real estate industry.
than Portfolios that are not concentrated.
                                                         With the exception of The Real Estate Investment Trust
                                                         Portfolios, we limit the amount of each Portfolio's assets invested in any one industry, as is consistent with that
                                                         Portfolio's investment objective. To seek to reduce these risks for all Portfolios, we limit investments in any individual security and we follow a rigorous selection process before choosing securities for the Portfolios.

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
Risks                                                    How we strive to manage them
-------------------------------------------------------- -------------------------------------------------------------------
Interest Rate Risk is the risk that securities,          The Portfolios, especially those that invest significantly in
particularly bonds with longer maturities, will          fixed-income securities, are subject to various interest rate
decrease in value if interest rates rise and increase    risks depending upon their investment objectives and policies.
in value if interest rates fall.  Investments in         We cannot eliminate that risk, but we do try to address it by
equity securities issued by small and medium sized       monitoring economic conditions, especially interest rate trends
companies, which often borrow money to finance           and their potential impact on the Portfolios. The Portfolios do
operations, may also be adversely affected by rising     not try to increase returns on their investments in debt
interest rates.                                          securities by predicting and aggressively capitalizing on
                                                         interest rate movements.  The Intermediate Fixed Income Portfolio
Swaps may be particularly sensitive to interest rate     seeks to maintain as the core of their investment portfolios,
changes.  Depending on the actual movements of           short- and intermediate-term debt securities (under ten years).
interest rates and how well the portfolio manager        The Global Fixed Income and The International Fixed Income
anticipates them, a portfolio could experience a         Portfolios anticipate that average weighted maturity will be in
higher or lower return than anticipated.  For example,   the five-to-ten year range, with a possible shift beyond ten
if a portfolio  holds interest rate swaps and is         years in a declining interest rate environment and a possible
required to make payments based on variable interest     shortening below five years in a rising interest rate
rates, it will have to make increased payments if        environment.
interest rates rise, which will not necessarily be
offset by the fixed-rate payments it is entitled to      The High-Yield Bond Portfolio, by investing primarily in bonds
receive under the swap agreement.                        rated B- or higher by S& P or B3 or higher by Moody's, or unrated bonds, is subject to interest rate risks. See "Lower Rated
                                                         Fixed-Income Securities" below. The Real Estate Investment Trust
                                                         Portfolios, by investing primarily in securities of real estate investment trusts, and the other Portfolios that invest in those securities to a lesser degree, are subject to interest rate risk, in that as interest rates decline, the value of each Portfolio's investments in real estate investment trusts can be expected to rise. Conversely, when interest rates rise, the value of each
                                                         Portfolio's investments in real estate investment trusts holding fixed rate obligations can be expected to decline. However, lower interest rates tend to increase the level of refinancing, which can hurt returns on REITs that hold fixed-income obligations.

                                                         The Intermediate Fixed Income and The Core Plus Fixed Income
                                                         Portfolios, by investing in swaps, are subject to additional interest rate risk. The Portfolios will not invest in interest rate or index swaps with maturities of more than two years. Each business day we will calculate the amount the Portfolios must pay for any swaps they hold and will segregate enough cash or other liquid securities to cover that amount.

                                                         The Mid-Cap Growth Equity, The Small-Cap Value Equity, The
                                                         Small-Cap Growth Equity, The Small-Cap Growth II Equity, The
                                                         International Small-Cap and The All-Cap Growth Equity Portfolios
                                                         invest in small- or mid-cap companies and we seek to address the potential interest rate risks by analyzing each company's
                                                         financial situation and its cash flow to determine the company's ability to finance future expansion and operations. The potential impact that rising interest rates might have on a stock is taken into consideration before a stock is purchased.

-------------------------------------------------------- -------------------------------------------------------------------
Foreign Risk is the risk that foreign securities may     The Global Equity, The International Equity, The Labor Select
be adversely affected by political instability,          International Equity, The Large-Cap Value Equity, The Emerging
changes in currency exchange rates, foreign economic     Markets, The International Small-Cap, The International Large-Cap
conditions or inadequate regulatory and accounting       Equity, The Global Fixed Income and The International Fixed
standards. In addition, there is the possibility of      Income Portfolios will invest in securities of foreign issuers,
expropriation, nationalization or confiscatory           which normally are denominated in foreign currencies, and may
taxation, taxation of income earned in foreign nations   hold foreign currencies directly.  The Small-Cap Growth Equity,
or other taxes imposed with  respect to investments in   The Small-Cap Growth II Equity, The Real Estate Investment Trust,
foreign nations, foreign exchange controls, which may    The Real Estate Investment Trust II, The All-Cap Growth Equity
include suspension of the ability to transfer currency   and The High-Yield Bond Portfolios may invest up to 10% of their
from a given country, and default in foreign             respective total assets; The Large-Cap Growth Equity, The
government securities.  As a result of these factors,    Intermediate Fixed Income and The Core Plus Fixed Income
foreign securities markets may be less liquid and more   Portfolios may invest up to 20% of its total assets; and The
volatile than U.S. markets and the Portfolios may        Small-Cap Value Equity Portfolio may invest up to 25% of its
experience difficulties and delays in converting         assets in foreign securities.  The Mid-Cap Growth Equity
foreign currencies back into U.S. dollars.  Such         Portfolio typically invests only a small portion of their assets
events may cause the value of certain foreign            in foreign securities, usually through depositary receipts
securities to fluctuate widely and may make it           denominated in U.S. dollars and traded on a U.S. exchange.  For
difficult to accurately value foreign securities.        those Portfolios investing primarily in foreign securities, we attempt to reduce the risks presented by such investments by
Several European countries began participating in the    conducting world-wide fundamental research with an emphasis on
European Economic and Monetary Union, which has          company visits.  In addition, we monitor current economic and
established a common currency for participating          market conditions and trends, the political and regulatory
countries. This currency is commonly known as the        environment and the value of currencies in different countries in
"Euro."  The long-term consequences of the Euro          an effort to identify the most attractive countries and
conversion for foreign exchange rates, interest rates    securities.  Additionally, when currencies appear significantly
and the value of European securities in which the        overvalued compared to average real exchange rates, a Portfolio
Portfolios may invest are unclear.  The consequences     may hedge exposure to those currencies for defensive purposes.
may adversely affect the value and/or increase the
volatility of securities held by the Portfolios.

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
Risks                                                    How we strive to manage them
-------------------------------------------------------- -------------------------------------------------------------------
Currency Risk is the risk that the value of an           The Portfolios described above that are subject to foreign risk
investment may be negatively affected by changes in      may be affected by changes in currency rates and exchange control
foreign currency exchange rates. Adverse changes in      regulations and may incur costs in connection with conversions
exchange rates may reduce or eliminate any gains         between currencies. To hedge this currency risk associated with
produced by investments that are denominated in          investments in non-U.S. dollar denominated securities, the
foreign currencies and may increase losses.              Portfolios that focus on global and international investments may invest in forward foreign currency contracts. Those activities pose special risks which do not typically arise in connection with investments in U.S. securities. In addition, The Global
                                                         Equity, The Emerging Markets, The International Small-Cap, The
                                                         International Large-Cap Equity, The Core Plus Fixed Income and
                                                         The International Fixed Income Portfolios may engage in foreign currency options and futures transactions.

-------------------------------------------------------- -------------------------------------------------------------------
Emerging Markets Risk is the possibility that the        The Emerging Markets Portfolio focuses its investments on
risks associated with international investing will be    companies in these markets and The Global Equity, The
greater in emerging markets than in more developed       International Equity, The Labor Select International Equity, The
foreign markets because, among other things, emerging    International Small-Cap, The International Large-Cap Equity, The
markets may have less stable political and economic      Global Fixed Income, The International Fixed Income, The Real
environments. In addition, in many emerging markets,     Estate Investment Trust, The High-Yield Bond, The Intermediate
there is substantially less publicly available           Fixed Income and The Core Plus Fixed Income Portfolios may invest
information about issuers and the information that is    a portion of their assets in securities of issuers located in
available tends to be of a lesser quality. Economic      emerging markets. The Portfolios cannot eliminate these risks but
markets and structures tend to be less mature and        will attempt to reduce these risks through portfolio
diverse and the securities markets which are subject     diversification, credit analysis, and attention to trends in the
to less government regulation or supervision may also    economy, industries and financial markets and other relevant
be smaller, less liquid and subject to greater price     factors.
volatility.

-------------------------------------------------------- -------------------------------------------------------------------
Lower Rated Fixed-Income Securities (high-yield,         The International Fixed Income and The Global Fixed Income
high-risk securities), while generally having higher     Portfolios may invest up to 5% of their respective assets in
yields, are subject to reduced creditworthiness of       high-risk, high-yield fixed-income securities of foreign
issuers, increased risks of default and a more limited   governments including, with specified limitations, Brady Bonds.
and less liquid secondary market than higher rated       The High-Yield Bond Portfolio invests primarily in lower-rated
securities. These securities are subject to greater      fixed-income securities in an effort to attain higher yields, and
price volatility and risk of loss of income and          this is a primary risk of investing in this Portfolio. The Core
principal than are higher rated securities. Lower        Plus Fixed Income and The All-Cap Growth Equity Portfolios may
rated and unrated fixed-income securities tend to        invest up to 30% and 5%, respectively, of their assets in such
reflect short-term corporate and market developments     securities.  The Emerging Markets Portfolio may invest up to 35%
to a greater extent than higher rated fixed-income       of its assets and The International Small-Cap Portfolio may
securities, which react primarily to fluctuations in     invest up to 15% of its net assets in high-yield, high-risk
the general level of interest rates. Fixed-income        fixed-income securities, including Brady Bonds. See "Emerging
securities of this type are considered to be of poor     Markets Risk" above. The Small-Cap Value Equity Portfolio may
standing and primarily speculative. Such securities      invest up to 20% of its net assets in high-yield, high-risk
are subject to a substantial degree of credit risk.      securities rated below Baa by Moody's or BBB by S&P when the
                                                         Portfolio's manager believes that capital appreciation from those securities is likely. The Portfolios will attempt to reduce these risks through portfolio diversification, credit analysis,
                                                         attention to trends in the economy, industries and financial markets, and complying with the limits on the exposure to this asset class described in this Prospectus.

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
Risks                                                    How we strive to manage them
-------------------------------------------------------- -------------------------------------------------------------------
Liquidity Risk is the possibility that securities        We limit each Portfolio's exposure to illiquid securities as
cannot be readily sold within seven days at              described under "Additional Investment Information - Illiquid approximately the price that the Portfolio values them.  Securities."

                                                         Swap agreements entered into by The Intermediate Fixed Income and
                                                         The Core Plus Fixed Income Portfolios will be treated as illiquid securities. However, most swap dealers will be willing to
                                                         repurchase interest rate swaps.
-------------------------------------------------------- -------------------------------------------------------------------
Futures Contracts, Options on Futures Contracts,         The Mid-Cap Growth Equity, The Small-Cap Value Equity, The
Forward Contracts, and Certain Options used as           Small-Cap Growth Equity, The Small-Cap Growth II Equity, The Real
investments for hedging and other non-speculative        Estate Investment Trust, The Global Equity, The Emerging Markets,
purposes involve certain risks. For example, a lack of   The International Small-Cap, The International Large-Cap Equity,
correlation between price changes of an option or        The All-Cap Growth Equity, The Intermediate Fixed Income, The
futures contract and the assets being hedged could       Large-Cap Growth Equity and The Core Plus Fixed Income Portfolios
render a Portfolio's hedging strategy unsuccessful and   may use certain options strategies or may use futures contracts
could result in losses. The same results could  occur    and options on futures contracts. The Portfolios will not enter
if movements of foreign currencies do not correlate as   into futures contracts and options thereon to the extent that
expected by the investment advisor at a time when a      more than 5% of a Portfolio's assets are required as futures
Portfolio is using a hedging instrument denominated in   contract margin deposits and premiums on options and only to the
one foreign currency to protect the value of a           extent that obligations under such futures contracts and options
security denominated in a second foreign currency        thereon would not exceed 20% of the Portfolio's total assets, or
against changes caused by fluctuations in the exchange   20% of The Real Estate Investment Trust Portfolios' total assets.
rate for the dollar and the second currency. If the
direction of securities prices, interest rates or        See also "Foreign Risk" and "Currency Risk" above.
foreign currency prices is incorrectly predicted, the
Portfolio will be in a worse position than if such
transactions had not been entered into. In addition,
since there can be no assurance that a liquid
secondary market will exist for any contract purchased
or sold, a Portfolio may be required to maintain a
position (and in the case of written options may be
required to continue to hold the securities used as
cover) until exercise or expiration, which could
result in losses. Further, options and futures
contracts on foreign currencies, and forward
contracts, entail particular risks related to
conditions affecting the underlying currency.
Over-the-counter transactions in options and forward
contracts also involve risks arising from the lack of
an organized exchange trading environment.

-------------------------------------------------------- -------------------------------------------------------------------
Zero Coupon and Pay-In-Kind Bonds are generally          The Emerging Markets, The International Small-Cap, The High-Yield
considered to be more interest sensitive than            Bond and The Core Plus Fixed Income Portfolios may invest in zero
income-bearing bonds, to be more speculative than        coupon and pay-in-kind bonds to the extent consistent with each
interest-bearing bonds, and to have certain tax          Portfolio's investment objective.  We cannot eliminate the risks
consequences which could, under certain circumstances    of zero coupon bonds, but we do try to address them by monitoring
be adverse to a Portfolio. For example, a Portfolio      economic conditions, especially interest rate trends and their
accrues, and is required to distribute to                potential impact on the Portfolios.
shareholders, income on its zero coupon bonds. However,
the Portfolio may not receive the cash associated with
this income until the bonds are sold or mature. If
the Portfolio does not have sufficient cash to make the
required distribution of accrued income, the Portfolio
could be required to sell other securities in its
portfolio or to borrow to generate the cash required.
-------------------------------------------------------- -------------------------------------------------------------------

Portfolio Turnover rates reflect the amount of           The Mid-Cap Growth Equity, The All-Cap Growth Equity, The
securities that are replaced from the beginning of the   Intermediate Fixed Income, The Core Plus Fixed Income, The
year to the end of the year by a Portfolio. The higher   High-Yield Bond and The International Fixed Income Portfolios
the amount of portfolio activity, the higher the         will normally experience annual portfolio turnover rates
brokerage costs and other transaction costs of a         exceeding 100%, and the annual portfolio turnover rate may be
Portfolio are likely to be.  The amount of portfolio     considerably in excess of 100% for The Intermediate Fixed Income,
activity will also affect the amount of taxes payable    The Core Plus Fixed Income and The High-Yield Bond Portfolios.
by Portfolios' shareholders that are subject to
federal income tax, as well as the character (ordinary
income vs. capital gains) of such tax obligations.

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
Risks                                                    How we strive to manage them
-------------------------------------------------------- -------------------------------------------------------------------
Prepayment Risk is the risk that homeowners will         The Intermediate Fixed Income, The Core Plus Fixed Income, The
prepay mortgages during periods of low interest rates,   Global Fixed Income and The Real Estate Investment Trust
forcing an investor to reinvest money at interest        Portfolios may invest in Mortgage-Backed Securities,
rates that might be lower than those on the prepaid      Collateralized Mortgage Obligations (CMOs) and Real Estate
mortgage.                                                Mortgage Investment Conduits (REMICs).  These Portfolios take into consideration the likelihood of prepayment when mortgages are selected. The Portfolios may look for mortgage securities that have characteristics that make them less likely to be prepaid, such as low outstanding loan balances or below-market interest rates.

-------------------------------------------------------- -------------------------------------------------------------------
Real Estate Industry Risk includes among others:         The Real Estate Investment Trust Portfolios operate as
possible declines in the value of real estate; risks     "non-diversified" funds as defined by the 1940 Act. As each
related to general and local economic conditions;        Portfolio invests principally in REITs, it is more subject to the
possible lack of availability of mortgage funds;         risks associated with the real estate industry. Investors should
overbuilding; extended vacancies of properties;          carefully consider these risks before investing in the
increases in competition, property taxes and operating   Portfolios. To the extent The Small-Cap Value Equity and The
expenses; changes in zoning laws; costs resulting from   International Small-Cap Portfolios invest in REITs, those
the clean-up of, and liability to third parties          Portfolios, although to a lesser degree than The Real Estate
resulting from, environmental problems; casualty for     Investment Trust Portfolios, are subject to the same risks.
condemnation losses; uninsured damages from floods,
earthquakes or other natural disasters; limitations on
and variations in rents; and changes in interest rates.
REITs are subject to substantial cash flow dependency,
defaults by borrowers, self-liquidation, and the risk
of failing to qualify for tax-free pass-through of
income under the Internal Revenue Code, as amended,
and/or to maintain exemptions from the 1940 Act.
-------------------------------------------------------- -------------------------------------------------------------------
Non-Diversified Portfolios are believed to be subject    The Real Estate Investment Trust, The Emerging Markets, The
to greater risks because adverse effects on their        Global Fixed Income and The International Fixed Income Portfolios
security holdings may affect a larger portion of their   will not be diversified under the 1940 Act. This means these overall
assets.                                                  Portfolios may invest in securities of any one issuer in an amount greater than 5% of the Portfolio's total assets. However, each Portfolio will satisfy the Internal Revenue Code's
                                                         diversification requirement, which requires that 50% of the
                                                         Portfolio's assets be represented by cash, cash items, certain qualifying securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the
                                                         Portfolio's total assets. With the exception of The Real Estate
                                                         Investment Trust Portfolio, these Portfolios, in practice, do not intend to be heavily invested in any single particular industry.
                                                         The Real Estate Investment Trust Portfolio will always be heavily invested in the real estate industry.
-------------------------------------------------------- -------------------------------------------------------------------
Transaction Costs Risk is the risk that the cost of      The Large-Cap Growth Equity, The Small-Cap Value Equity, The
buying, selling and holding foreign securities,          Small-Cap Growth Equity, The Small-Cap Growth II Equity, The Real
including brokerage, tax and custody costs, may be       Estate Investment Trust, The Global Equity, The International
higher than those involved in domestic transactions.     Equity, The Labor Select International Equity, The Emerging
                                                         Markets, The International Small-Cap, The International Large-Cap
                                                         Equity, The All-Cap Growth Equity, The High-Yield Bond, The Core
                                                         Plus Fixed Income, The Global Fixed Income and The International
                                                         Fixed Income Portfolios are subject to transaction costs risk to the extent that their respective objectives and policies permit them to invest, and they actually do invest, in foreign
                                                         securities. We strive to monitor transaction costs and to choose an efficient trading strategy for the Portfolios.

----------------------------------------------------------------------------------------------------------------------------

Management of the Fund

Trustees

The business and affairs of the Fund and its Portfolios are managed under the direction of the Fund's Board of Trustees. See the Fund's Statement of Additional Information for additional information about the Fund's officers and trustees.

Fund Officers and Portfolio Managers

Robert Akester
Senior Portfolio Manager - Delaware International Advisers Ltd. (The Emerging Markets Portfolio)
Prior to joining Delaware International Advisers Ltd. (Delaware International) in 1996, Mr. Akester, who began his investment career in 1969, was most recently a Director of Hill Samuel Investment Management Ltd., which he joined in 1985. His prior experience included working as a Senior Analyst and head of the South-East Asian Research team at James Capel, and as a Fund Manager at Prudential Assurance Co., Ltd. Mr. Akester holds a BS in Statistics and Economics from University College, London and is an associate of the Institute of Actuaries, with a certificate in Finance and Investment. Mr. Akester has managed The Emerging Markets Portfolio since its inception.

Damon J. Andres
Vice President/Portfolio Manager - The Real Estate Investment Trust Portfolios Mr. Andres earned a BS in Business Administration with an emphasis in Finance and Accounting from the University of Richmond. Prior to joining Delaware Investments in 1994, he provided investment consulting services as a Consulting Associate with Cambridge Associates, Inc. in Arlington, Virginia. Mr. Andres is a CFA charterholder. Mr. Andres has been on The Real Estate Investment Trust Portfolios' management team since 1997.

Robert L. Arnold
Senior Vice President/Senior Portfolio Manager - The Global Equity Portfolio
Mr. Arnold holds a BS from Carnegie Mellon University and earned an MBA from the University of Chicago. Before acting as a portfolio manager at Delaware Investments, he was a financial analyst focusing on the financial services industry, including banks, thrifts, insurance companies and consumer finance companies. Prior to joining Delaware Investments in March 1992, he was a planning analyst with Chemical Bank in New York. He began his investment career as a management consultant with Arthur Young in Philadelphia. Delaware Management Company (Delaware) acts as sub-advisor to The Global Equity Portfolio, managing the U.S. securities portion of the Portfolio. In that capacity, Mr. Arnold furnishes investment recommendations, asset allocation advice, research and other services with respect to U.S. securities. Mr. Arnold has managed the U.S. component of The Global Equity Portfolio since its inception.

Fiona A. Barwick
Senior Portfolio Manager - Delaware International Advisers Ltd. (The International Equity Portfolio and The International Large-Cap Equity Portfolio) Ms. Barwick is a graduate of University College, London. She joined Delaware International in the Spring of 1993 to cover the Pacific Basin markets. Prior to joining Delaware International, she spent three years at Touche Remnant & Co. in London as an assistant portfolio manager and research analyst. Ms. Barwick has managed The International Equity Portfolio since October 1999 and The International Large-Cap Equity Portfolio since January 2001.

Marshall T. Bassett
Senior Vice President/Portfolio Manager - The Small-Cap Growth Equity Portfolio and The Small-Cap Growth II Equity Portfolio
Before joining Delaware Investments in 1997, Mr. Bassett served as Vice President in Morgan Stanley Asset Management's Emerging Growth Group, where he analyzed small growth companies. Prior to that, he was a trust officer at Sovran Bank and Trust Company. He received a bachelor's degree and an MBA from Duke University. Mr. Basset has managed The Small-Cap Growth Equity Portfolio since January 2000 and The Small-Cap Growth II Equity Portfolio since its inception.

Joanna Bates
Senior Portfolio Manager - Delaware International Advisers Ltd. (The Global Fixed Income Portfolio and The International Fixed Income Portfolio)
Ms. Bates is a graduate of London University. She joined the Fixed Income team at Delaware International in June 1997. Prior to that, she was Associate Director, Fixed Interest at Hill Samuel Investment Management which she joined in 1990. She had previously worked at Fidelity International and Save & Prosper as fund manager and analyst for global bond markets. Ms. Bates is an associate of the Institute of Investment Management and Research. Ms. Bates has managed The Global Fixed Income Portfolio and The International Fixed Income Portfolio since July 1999.

Christopher S. Beck
Senior Vice President/Senior Portfolio Manager - The Small-Cap Value Equity Portfolio
Mr. Beck began his career in the investment business with Wilmington Trust in 1981. Later, he became Director of Research at Cypress Capital Management in Wilmington and Chief Investment Officer of the University of Delaware Endowment Fund. Prior to joining Delaware Investments in May 1997, he managed the Small Cap Fund for two years at Pitcairn Trust Company. He holds a BS from the University of Delaware, an MBA from Lehigh University and is a CFA charterholder. Mr. Beck has managed The Small-Cap Value Equity Portfolio since its inception.

Nigel Bliss
Portfolio Manager - Delaware International Advisers Ltd. (The Labor Select International Equity Portfolio)
Mr. Bliss is a graduate of the Victoria University of Manchester. He commenced his career at Cazenove & Co. He joined Delaware International in July 1995. He is an associate of the Institute of Investment Management & Research. Mr. Bliss has managed The Labor Select International Equity Portfolio since October 1, 2002.

Stephen R. Cianci
Senior Vice President/Senior Portfolio Manager - The Intermediate Fixed Income Portfolio and The Core Plus Fixed Income Portfolio
Mr. Cianci holds a BS and an MBA in Finance from Widener University. He joined Delaware Investments' Fixed Income Department in 1992 as an investment grade quantitative research analyst. In addition to his quantitative research responsibilities, Mr. Cianci also served as a mortgage-backed and asset-backed securities analyst. Mr. Cianci is an Adjunct Professor of Finance at Widener University and a CFA charterholder. Mr. Cianci has managed The Intermediate Fixed Income Portfolio since February 2001 and The Core Plus Fixed Income Portfolio since its inception.

George E. Deming
Senior Vice President/Senior Portfolio Manager - The Large-Cap Value Equity Portfolio
Mr. Deming received a BA in Economics and Political Science from the University of Vermont and an MA in International Affairs from the University of Pennsylvania. Prior to joining Delaware Investments in 1978, he was responsible for portfolio management and institutional sales at White, Weld & Co., Inc. He is a member of the Financial Analysts of Philadelphia. Mr. Deming has managed The Large-Cap Value Equity Portfolio since its inception.

Elizabeth A. Desmond
Director/Senior Portfolio Manager/Regional Research Director - Delaware International Advisers Ltd. (The International Equity Portfolio, The Global Equity Portfolio and The International Large-Cap Equity Portfolio)
Ms. Desmond is a graduate of Wellesley College and the masters program in East Asian studies at Stanford University. After working for the Japanese government for two years, she began her investment career as a Pacific Basin investment manager with Shearson Lehman Global Asset Management. Prior to joining Delaware International in the Spring of 1991, she was a Pacific Basin equity analyst and senior portfolio manager at Hill Samuel Investment Management Ltd. Ms. Desmond is a CFA charterholder. Ms. Desmond has managed The International Large-Cap Equity Portfolio and the foreign securities component of The Global Equity Portfolio since their respective dates of inception and The International Equity Portfolio since October 1999.

Gerald S. Frey
Managing Director/Chief Investment Officer, Growth Investing - The Mid-Cap Growth Equity Portfolio, The Small-Cap Growth Equity Portfolio, The Small-Cap Growth II Equity Portfolio, The All-Cap Growth Equity Portfolio and The Large-Cap Growth Equity Portfolio
Mr. Frey holds a BA in Economics from Bloomsburg University and attended Wilkes College and New York University. He has approximately 22 years' experience in the money management business. Prior to joining Delaware Investments in 1996, he was a Senior Director with Morgan Grenfell Capital Management in New York. Mr. Frey has managed The Small-Cap Growth Equity Portfolio, The Small-Cap Growth II Equity Portfolio, The All-Cap Growth Equity Portfolio and The Large-Cap Growth Equity Portfolio since their respective dates of inception and The Mid-Cap Growth Equity Portfolio since June 1996.

Clive A. Gillmore
Deputy Managing Director/Senior Portfolio Manager - Delaware International Advisers Ltd. (The International Equity Portfolio, The Labor Select International Equity Portfolio, The Emerging Markets Portfolio and The International Small-Cap Portfolio)
A graduate of the University of Warwick, England, and the London Business School Investment Program, Mr. Gillmore joined Delaware International in 1990 after eight years of investment experience. His most recent position prior to joining Delaware International was as a Pacific Basin equity analyst and senior portfolio manager for Hill Samuel Investment Management Ltd. Prior to that, Mr. Gillmore was an analyst and portfolio manager for Legal and General Investment in the United Kingdom. Mr. Gillmore has managed The Labor Select International Equity Portfolio and The Emerging Markets Portfolio since their respective dates of inception, The International Equity Portfolio since March 1999 and The International Small-Cap Portfolio since May 2000.

Paul Grillo
Vice President/Senior Portfolio Manager - The Intermediate Fixed Income Portfolio and The Core Plus Fixed Income Portfolio
Mr. Grillo holds a BA in Business Management from North Carolina State University and an MBA in Finance from Pace University. Prior to joining Delaware Investments in 1993, Mr. Grillo served as mortgage strategist and trader at the Dreyfus Corporation. He also served as mortgage strategist and portfolio manager for the Chemical Investment Group and as financial analyst at Chemical Bank. Mr. Grillo is a CFA charterholder. Mr. Grillo has managed The Intermediate Fixed Income Portfolio since February 2001 and The Core Plus Fixed Income Portfolio since its inception.

John A. Heffern
Senior Vice President/Portfolio Manager - The Mid-Cap Growth Equity Portfolio Mr. Heffern earned bachelors and MBA degrees at the University of North Carolina at Chapel Hill. Prior to joining Delaware Investments in 1997, he was a Senior Vice President, Equity Research at NatWest Securities Corporation's Specialty Financial Services unit. Before that, he was a Principal and Senior Regional Bank Analyst at Alex. Brown & Sons. Mr. Heffern has managed The Mid-Cap Growth Equity Portfolio since January 2000.

John Kirk
Director/Senior Portfolio Manager - Delaware International Advisers Ltd. (The Global Fixed Income Portfolio and The International Fixed Income Portfolio)
Mr. Kirk is a graduate of the University of Wales and received an M.A. in Operations Research from Lancaster University. Prior to joining Delaware International in September of 1998, he was responsible for European and Asian Fixed Income at Royal Bank of Canada in London, and had global responsibility for credit and risk management. He started his career at Ford Motor Company as a member of their operations research group. Mr. Kirk has managed The Global Fixed Income Portfolio and The International Fixed Income Portfolio since July 1999.

Ormala Krishnan
Portfolio Manager - Delaware International Advisers Ltd. (The International Small-Cap Portfolio)
Ms. Krishnan received a BSc (Mathematics) from the National University of Singapore and an MSc (Actuarial Science) from City University, London. Before joining Delaware International in 2000, she was an investment consultant with William M. Mercer, London. In 1993, she began her investment career with Koeneman Capital Management, Singapore (acquired by DBS Asset Management in
1998), building quantitative investment models before becoming a portfolio manager with country responsibilities for Japan, Thailand and Indonesia equity markets. Currently, she is pursuing a PhD in Investment & Finance with City University Business School, London. Ms. Krishnan has managed The International Small-Cap Portfolio since January 2003.

Emma R.E. Lewis
Senior Portfolio Manager - Delaware International Advisers Ltd. (The Global Equity Portfolio and The Labor Select International Equity Portfolio)
Ms. Lewis is a graduate of Pembroke College, Oxford University, where she completed her Masters in Philosophy and Theology. She joined Delaware International in 1995, assuming analytical responsibilities in the Pacific Basin Team. She began her investment career at the Dutch bank ABN AMRO and later joined Fuji Investment Management. Ms. Lewis is an Associate of the Institute of Investment Management & Research. Ms. Lewis has managed The Global Equity Portfolio and The Labor Select International Equity Portfolio since October 2000.

Nigel G. May
Director/Senior Portfolio Manager/Regional Research Director - Delaware International Advisers Ltd. (The International Equity Portfolio and The International Large-Cap Equity Portfolio)
Mr. May is a graduate of Sidney Sussex College, Cambridge. Prior to joining Delaware International in 1991, he had been with Hill Samuel Investment Management Group for five years. Mr. May has managed The International Large-Cap Equity Portfolio since its inception and The International Equity Portfolio since January 2001.

Christopher A. Moth
Director/Senior Portfolio Manager/Chief Investment Officer, Global Fixed Income & Currency - Delaware International Advisers Ltd. (The Global Fixed Income Portfolio and The International Fixed Income Portfolio)
Mr. Moth is a graduate of The City University London. He joined Delaware International in 1992, having previously worked at Guardian Royal Exchange in an actuarial capacity, where he was responsible for quantitative models and projections. Mr. Moth has been awarded the Certificate in Finance and Investment from the Institute of Actuaries in London. Mr. Moth has managed The Global Fixed Income Portfolio and The International Fixed Income Portfolio since July 1999.

Timothy L. Rabe
Senior Vice President/Portfolio Manager - The Core Plus Fixed Income Portfolio and The High-Yield Bond Portfolio
Mr. Rabe received a bachelor's degree in finance from the University of Illinois. Prior to joining Delaware Investments in 2000, Mr. Rabe was a high-yield portfolio manager for Conseco Capital Management. Before that, Mr. Rabe worked as a tax analyst for The Northern Trust Company. Mr. Rabe is a CFA charterholder. Mr. Rabe has been participating in the management of The Core Plus Fixed Income Portfolio since its inception and has managed The High-Yield Bond Portfolio since July 2002.

Upender V. Rao
Senior Vice President/Senior Portfolio Manager - The Core Plus Fixed Income Portfolio
Mr. Rao received his MBA from the University of Michigan and his undergraduate degree in engineering from Indian Institute of Technology, Madras, India. Prior to joining Delaware Investments in 2000, Mr. Rao served as head of emerging markets research and trading at Conseco Capital Management. Previous to his role in emerging markets, Mr. Rao was the head of all energy and basic industry research. Mr. Rao is a CFA charterholder. Mr. Rao has been participating in the management of The Core Plus Fixed Income Portfolio since its inception.

David G. Tilles
Managing Director/Chief Executive Officer/Chief Investment Officer - Delaware International Advisers Ltd.
Mr. Tilles was educated at the Sorbonne, Warwick University and Heidelberg University. Prior to joining Delaware International in 1990 as Managing Director and Chief Investment Officer, he spent 16 years with Hill Samuel Investment Management Group in London, serving in a number of investment capacities. His most recent position prior to joining Delaware International was Chief Investment Officer of Hill Samuel Investment Management Ltd.

Matthew Todorow
Vice President/Portfolio Manager - The Mid-Cap Growth Equity Portfolio
Mr. Todorow recently served as Executive Director for Morgan Stanley Investment Management and was a Portfolio Manager for the Small/Mid-Cap group. His primary portfolio management responsibilities were in health care, a sector he has covered since 1997. Mr. Todorow holds a BBA from Temple University and an MBA from the University of Georgia's Terry College of Business. Mr. Todorow has been participating in the management of The Mid-Cap Growth Equity Portfolio since January 2004.

Investment Advisors

Delaware Management Company ("Delaware"), a series of Delaware Management Business Trust, furnishes investment advisory services to The Large-Cap Value Equity, The Large-Cap Growth Equity, The Mid-Cap Growth Equity, The Small-Cap Value Equity, The Small-Cap Growth Equity, The Small-Cap Growth II Equity, The Real Estate Investment Trust Portfolios, The All-Cap Growth Equity, The Intermediate Fixed Income, The High-Yield Bond and The Core Plus Fixed Income Portfolios and furnishes sub-investment advisory services to The Global Equity Portfolio related to the U.S. securities portion of that Portfolio. Delaware and its predecessors have been managing the funds in Delaware Investments since 1938.

Delaware International Advisers Ltd. ("Delaware International"), an affiliate of Delaware, furnishes investment advisory services to The Global Equity, The International Equity, The Labor Select International Equity, The Emerging Markets, The International Small-Cap, The International Large-Cap Equity, The Global Fixed Income and The International Fixed Income Portfolios. Delaware International commenced operations as a registered investment advisor in December 1990.

Delaware has entered into Investment Advisory Agreements with the Fund on behalf of The Large-Cap Value Equity, The Large-Cap Growth Equity, The Mid-Cap Growth Equity, The Small-Cap Value Equity, The Small-Cap Growth Equity, The Small-Cap Growth II Equity, The Real Estate Investment Trust Portfolios, The All-Cap Growth Equity, The Intermediate Fixed Income, The High-Yield Bond and The Core Plus Fixed Income Portfolios. Delaware International has entered into Investment Advisory Agreements with the Fund on behalf of The Global Equity, The International Equity, The Labor Select International Equity, The Emerging Markets, The International Small-Cap, The International Large-Cap Equity, The Global Fixed Income and The International Fixed Income Portfolios. Delaware International has entered into a Sub-Advisory Agreement with Delaware on behalf of The Global Equity Portfolio. Under these Agreements, Delaware and Delaware International, subject to the control and supervision of the Fund's Board of Trustees and in conformance with the stated investment objectives and policies of the respective Portfolios, manage the investment and reinvestment of the assets of the Portfolios with which they have agreements. In this regard, it is their responsibility to make investment decisions for the respective Portfolios. The investment advisor and sub-advisor, where applicable, were paid an aggregate fee for the last fiscal year for which data are available (as a percentage of average daily net assets) as follows:

                              Investment Management
                Fees Paid After Voluntary or Contractual Waivers
                   For the Fiscal Year Ended October 31, 2003

Portfolio

The Large-Cap Value Equity Portfolio                          0.38%
The Large-Cap Growth Equity Portfolio                         none
The Mid-Cap Growth Equity Portfolio                           0.65%
The Small-Cap Value Equity Portfolio                          0.64%
The Small-Cap Growth Equity Portfolio                         0.75%
The Small-Cap Growth II Equity Portfolio                      0.75%*
The Real Estate Investment Trust Portfolio                    0.60%
The Real Estate Investment Trust Portfolio II                 0.72%
The Global Equity Portfolio                                   0.50%
The International Equity Portfolio                            0.75%
The Labor Select International Equity Portfolio               0.75%
The Emerging Markets Portfolio                                1.00%
The International Small-Cap Portfolio                         0.88%
The International Large-Cap Equity Portfolio                  0.67%
The All-Cap Growth Equity Portfolio                           0.62%
The Intermediate Fixed Income Portfolio                       none
The High-Yield Bond Portfolio                                 0.08%
The Core Plus Fixed Income Portfolio                          0.04%
The Global Fixed Income Portfolio                             0.45%
The International Fixed Income Portfolio                      0.42%

* This Portfolio has not been operating for a full fiscal year. The fee stated above is the fee that the investment advisor is entitled to receive under its Investment Management Agreement with the Portfolio.

Delaware is an indirect, wholly-owned subsidiary of Delaware Management Holdings, Inc. ("DMH"). DMH, Delaware and Delaware International are indirect, wholly-owned subsidiaries, and subject to the ultimate control, of Lincoln National Corporation ("Lincoln National"). Delaware and Delaware International may be deemed to be affiliated persons under the 1940 Act, as the two companies are each under the ultimate control of Lincoln National. Lincoln National, with headquarters in Philadelphia, Pennsylvania is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management. Delaware's address is 2005 Market Street, Philadelphia, PA 19103-7094. Delaware International's address is 3rd Floor, 80 Cheapside, London, England EC2V 6EE.

From time to time, certain institutional separate accounts advised by Delaware International or by other series of Delaware Management Business Trust, may invest in the Fund's Portfolios. The Portfolios may experience relatively large investments or redemptions as a result of the institutional separate accounts either purchasing or redeeming the Portfolios' shares. These transactions may affect the Portfolios, since Portfolios that experience redemptions may be required to sell portfolio securities, and Portfolios that receive additional cash will need to invest it. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent the Portfolios may be required to sell securities or invest cash at times when they would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. Delaware and Delaware International, representing the interests of the Portfolios, are committed to minimizing the impact of such transactions on the Portfolios. In addition, the advisors to the institutional separate accounts are also committed to minimizing the impact on the Portfolios to the extent it is consistent with pursuing the investment objectives of the institutional separate accounts.

If permitted under applicable law, in cases where a shareholder of any of the Portfolios has an investment counseling relationship with Delaware, Delaware International or their affiliates or related entities, Delaware or Delaware International may, at its discretion, reduce the shareholder's investment counseling fees by an amount equal to the pro-rata advisory fees paid by the respective Portfolio. This procedure would be utilized with clients having contractual relationships based on total assets managed by Delaware, Delaware International or their affiliates or related entities to avoid situations where excess advisory fees might be paid to Delaware or Delaware International. In no event should a client pay higher total advisory fees as a result of the client's investment in a Portfolio.

Administrator

Delaware Service Company, Inc. ("DSC"), an affiliate of Delaware and an indirect, wholly-owned subsidiary of DMH, provides the Fund with administrative services pursuant to the Amended and Restated Shareholders Services Agreement with the Fund on behalf of the Portfolios. The services provided under the Amended and Restated Shareholders Services Agreement are subject to the supervision of the officers and trustees of the Fund, and include day-to-day administration of matters related to the legal existence of the Fund, maintenance of its records, preparation of reports, supervision of the Fund's arrangements with its Custodian Bank, and assistance in the preparation of the Fund's registration statements under Federal and State laws. The Amended and Restated Shareholders Services Agreement also provides that DSC will provide the Fund with dividend disbursing and transfer agent services. DSC is located at 2005 Market Street, Philadelphia, PA 19103-7094. For its services under the Amended and Restated Shareholders Services Agreement, the Fund pays DSC an annual asset based fee, payable monthly, and allocated among the Portfolios of the Fund based on the relative percentage of assets of each Portfolio. DSC also provides accounting services to the Fund pursuant to the terms of a separate Fund Accounting Agreement.

Distributor

Delaware Distributors, L.P. ("DDLP"), 2005 Market Street, Philadelphia, PA 19103-7094, serves as the Distributor of the shares of the Fund's Portfolios. Under its Distribution Agreements with the Fund on behalf of each Portfolio, DDLP sells shares of the Fund upon the terms and at the current offering price described in this Prospectus. DDLP is not obligated to sell any certain number of shares of the Fund. DDLP is an indirect, wholly owned subsidiary of DMH.

Custodian Bank

The JPMorgan Chase Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245 serves as custodian for each Portfolio, except The Core Plus Fixed Income Portfolio and The Small-Cap Growth II Equity Portfolio. Mellon Bank, N.A., One Mellon Center, Pittsburgh, PA 15258, serves as custodian for The Core Plus Fixed Income Portfolio and The Small-Cap Growth II Equity Portfolio.

Independent Auditors

Ernst & Young LLP, 2001 Market Street, Suite 4000, Philadelphia, PA 19103, serves as independent auditors for the Fund and for the Foundation Funds.


                              SHAREHOLDER SERVICES

Special Reports and Other Services. The Fund will provide client shareholders with the following information:

o   Audited annual financial reports.

o   Unaudited semi-annual financial reports.

o Detailed monthly appraisal of the status of their account and a complete review of portfolio assets, performance results and other pertinent data.

In addition, the investment advisors may conduct periodic personal reviews with each client shareholder, with interim telephone updates and other communication, as appropriate.

The Fund's dedicated telephone number, 800 231-8002, is available for shareholder inquiries during normal business hours. You may also obtain the net asset values for the Portfolios by calling this number or via our website at http://www.delawareinvestments.com/institutional/dptnavs.jsp. Written correspondence should be addressed to:

                           Delaware Pooled Trust
                           2005 Market Street
                           Philadelphia, PA 19103-7094
                           Attention: Client Services

Exchange Privilege

Each Portfolio's shares may be exchanged for shares of the other Portfolios or the institutional class shares of the other funds in the Delaware Investments family of funds based on the respective net asset values of the shares involved and as long as a Portfolio's minimum is satisfied. There are no minimum purchase requirements for the institutional class shares of the other Delaware Investments funds, but certain eligibility requirements must be satisfied. An exchange would be considered a taxable event in instances where an institutional shareholder is subject to tax. The exchange privilege is only available with respect to Portfolios that are registered for sale in a shareholder's state of residence. The Fund reserves the right to suspend or terminate, or amend the terms of, the exchange privilege upon 60 days' written notice to client shareholders. A Portfolio may refuse the purchase side of any exchange request, if, in the investment advisor's judgment, the Portfolio would be unable to invest effectively in accordance with its investment objective or policies or would otherwise potentially be adversely affected. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be refused.

With respect to exchanges involving The Emerging Markets Portfolio, The Global Equity Portfolio, The International Small-Cap Portfolio or The International Large-Cap Equity Portfolio, an investor will generally be assessed a purchase reimbursement fee by the respective Portfolio when exchanging from another Portfolio into The Emerging Markets Portfolio, The Global Equity Portfolio, The International Small-Cap Portfolio or The International Large-Cap Equity Portfolio and a shareholder of The Emerging Markets Portfolio, The Global Equity Portfolio, The International Small-Cap Portfolio or The International Large-Cap Equity Portfolio will generally be assessed a redemption reimbursement fee by the respective Portfolio when exchanging out of such Portfolio into another Portfolio. See "How to Purchase Shares", "Redemption of Shares" and "Other Purchase and Redemption Considerations."

Please call the Fund for further information on how to exchange shares of the Fund.


                             HOW TO PURCHASE SHARES

Shares of each Portfolio described in this Prospectus are offered directly to institutions and high net-worth individual investors at net asset value with no sales commissions or 12b-1 charges. No defined contribution plans will be permitted to invest in any Portfolio unless such plan is currently a shareholder in such Portfolio, or the plan, prior to or as of the date of this Prospectus, has made a commitment to invest in a Portfolio and has taken material steps towards becoming a shareholder in such Portfolio.Sales of shares of The Real Estate Investment Trust Portfolio are closed to new investors.

Minimum Investments. The minimum initial investment is $1,000,000. There are no minimums for subsequent contributions in a Portfolio where the minimum initial investment has been satisfied.

Purchase Price. You may buy shares at the Portfolio's net asset value per share
(NAV), which is calculated as of the close of the New York Stock Exchange's
(NYSE) regular trading hours (ordinarily 4:00 P.M. Eastern Time) every day the exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by the Fund. Except in the case of in-kind purchases and as described below, an order will be accepted by the Fund after (1) the Fund is notified by telephone, email, facsimile or other means acceptable to the Fund of your purchase order and (2) Federal Funds have been delivered to the Fund's agent. If notice is given or Federal Funds are delivered after that time, the purchase order will be priced at the close of the NYSE on the following business day.

In addition, Fund service providers have entered into agreements with certain authorized agents to allow such agents to accept purchase orders on the Fund's behalf. For purposes of pricing, a purchase order will be deemed to be accepted by the Fund when such authorized agent accepts the order on behalf of the Fund pursuant to the terms of its agreement. Among other things, there are certain terms in the agreement which give the Fund assurances that the agent has received a purchase order before the close of the NYSE's regular trading hours in order to receive that day's NAV. We reserve the right to reject any purchase order. In particular, we reserve the right to reject any specific purchase order for any person whose transactions seem to follow a "market timing" pattern.

Purchase Reimbursement Fee. In the case of The Emerging Markets, The Global Equity, The International Small-Cap and The International Large-Cap Equity Portfolios, there is normally a purchase reimbursement fee that applies to all purchases, including purchases made in an exchange from one Portfolio to another under the exchange privilege or otherwise. That fee, which is paid by investors to the relevant Portfolios, equals 0.75% of the dollar amount invested for The Emerging Markets Portfolio, 0.40% of the dollar amount invested for The Global Equity Portfolio, 0.55% of the dollar amount invested for The International Small-Cap Portfolio and 0.45% of the dollar amount invested for The International Large-Cap Equity Portfolio. This purchase reimbursement fee is deducted automatically from the amount invested; it cannot be paid separately. The fee will generally not apply to investments in the Portfolios: that are permitted to be made by contributions of securities in-kind; that are made by reinvestments of dividends or other distributions; or as otherwise determined by the Fund as described herein. See "Other Purchase and Redemption Considerations" and "In-Kind Purchases" below.

How to Purchase Shares By Federal Funds Wire. Purchases of shares of a Portfolio should be made by having your bank wire Federal Funds to Bank of New York as described below. In order to ensure prompt receipt of your Federal Funds Wire and processing of your purchase order, it is important that the following steps be taken:

o First, complete the Account Registration Form and send it via facsimile to 215 255-1162 or mail it to:


                              Delaware Pooled Trust
                              2005 Market Street
                              Philadelphia, PA 19103-7094
                              Attn: Client Services

o Second, telephone the Fund at 800 231-8002 (or contact the Fund via email, facsimile or other means acceptable to the Fund) and provide us with the account name, address, telephone number, Tax Identification Number, the Portfolio(s) selected, the amount being wired and by which bank and which specific branch, if applicable. We will provide you with a Fund account number.

o Third, instruct your bank to wire the specified purchase amount of Federal Funds to Bank of New York, ABA #021000018, Bank Account #8900403748. The funds should be sent to the attention of Delaware Pooled Trust (be sure to have your bank include the name of the Portfolio(s) selected, the account number assigned to you and your account name). Federal Funds purchase orders will be accepted only on a day on which the Fund, the NYSE, Bank of New York and the Fund's custodians are open for business.

Additional Investments. You may add to your shareholder account at any time and in any amount. Procedures for purchasing shares are the same as those followed for a new account as described above:

o First, notify the Fund of your impending purchase by calling us at 800 231-8002, or by contacting the Fund via another method acceptable to the Fund.

o Then be sure that your bank follows the same procedures as described above with respect to the wiring of Federal Funds to Bank of New York.

In-Kind Purchases. The Fund, in its sole discretion, may permit investors to make an investment by a contribution of securities in-kind or by following another procedure that will have the same economic effect as an in-kind purchase. In either case, such investors will be required to pay the brokerage or other transaction costs arising in connection with acquiring the subject securities. The purchase price per share for investors purchasing shares by an in-kind procedure or by such other permitted procedure shall be the NAV next determined after acceptance by the Portfolio of the investor's purchase order. Investors wishing to make an investment by a contribution of securities in-kind should contact the Fund at 800 231-8002 to determine whether the Portfolio's advisor will agree to accept the investor's proposed in-kind contribution and, if so, to make appropriate arrangements to settle the transaction. The assets provided to the Portfolio pursuant to these procedures shall be valued consistent with the same valuation procedures used to calculate the Portfolio's NAV. See "Valuation of Shares." At such time as the Fund receives appropriate regulatory approvals to do so in the future, under certain circumstances, the Fund may, at its sole discretion, allow eligible investors who have an existing investment counseling relationship with Delaware International or an affiliate of Delaware to make investments in any of the Fund's Portfolios by a contribution of securities in-kind to such Portfolios.

Eligible investors in The International Equity Portfolio may be required to make their investments in the Portfolio pursuant to instructions of the Fund, by a contribution of securities in-kind to the Portfolio or by following another procedure that will have the same economic effect as an in-kind purchase. Institutions proposing to invest an amount which at the time they contact the Fund would constitute 5% or more of the assets of The International Equity Portfolio will, under normal circumstances, be required to make purchases by tendering securities in which the Portfolio otherwise would invest or, by following another procedure that will have the same economic effect as an in-kind purchase. Such investors will be required to pay the brokerage or other transaction costs arising in connection with acquiring the subject securities. Prospective investors will be notified after they contact the Fund whether their investment must be made in-kind or by such other procedure and, if in-kind, what securities must be tendered.

                              REDEMPTION OF SHARES

You may withdraw all or any portion of the amount in your account by redeeming shares at any time by submitting a request in accordance with the instructions provided below. Each Portfolio will redeem its shares at the NAV next determined after the request is received in "good order." The proceeds of any redemption may be more or less than the purchase price of your shares depending on the market value of the investment securities held by the Portfolio.

In the case of The Emerging Markets, The Global Equity, The International Small-Cap and The International Large-Cap Equity Portfolios, there is normally a redemption reimbursement fee that applies to all redemptions, including redemptions made in an exchange from one Portfolio to another under the exchange privilege or otherwise. That fee, which is paid by the redeeming shareholder to the relevant Portfolios, equals 0.75% of the dollar amount redeemed for The Emerging Markets Portfolio, 0.30% of the dollar amount redeemed for The Global Equity Portfolio, 0.45% of the dollar amount redeemed for The International Small-Cap Portfolio and 0.35% of the dollar amount redeemed for The International Large-Cap Equity Portfolio. This redemption reimbursement fee is deducted automatically from the amount redeemed; it cannot be paid separately. The fee will generally not apply in situations where shareholders are given their redemption proceeds in-kind in Portfolio securities, or as otherwise determined by the Fund as described herein. See "Other Purchase and Redemption Considerations" and "Redemptions In-Kind" below.

How to Redeem Shares by Mail or Fax Message

"Good order" for purposes of mail or facsimile message redemptions means that the request to redeem must adhere to the following procedures:

o A letter of instruction must be sent to the Fund specifying the number of shares or dollar amount to be redeemed signed by the appropriate corporate or organizational officer(s) or other designated individuals or entities exactly as it appears on the Account Registration Form. Unless a letter of instruction directs otherwise or a separate written request has been submitted to the Fund as described in the next paragraph, the redemption proceeds will be wired to the commercial bank or account designation identified on the Account Registration Form. In addition, signature guarantees will be required when a letter of instruction directs that redemption proceeds be sent to a commercial bank or account designation other than the one identified on the Account Registration Form or in a separate written request.

o If you wish to change the name of the commercial bank or account designated to receive the redemption proceeds as provided in the Account Registration Form or otherwise, a separate written request must be submitted to the Fund at the address listed below before the redemption request is made. Requests to change the bank or account designation must be signed by the appropriate person(s) authorized to act on behalf of the shareholder. Under certain circumstances, the Fund may require that a signature guarantee accompany your request. Copies of the request must be sent to both the current commercial bank and the new designee bank. Prior to redemption, the Fund will telephonically confirm the change with both the current and the new designee banks. Further clarification of these procedures can be obtained by calling the Fund.

                                 Send your requests to:
                                 Delaware Pooled Trust
                                 Attn: Client Services
                                 2005 Market Street
                                 Philadelphia, PA 19103-7094
                                 Fax #215 255-1162

Please call the Fund at 800 231-8002 to inform Client Services of your intent to send a facsimile message.

How to Redeem Shares by Telephone

"Good order" for purposes of telephone redemptions means that the request to redeem must adhere to the following procedures:

o If you have previously elected the Telephone Redemption Option on the Account Registration Form, you can request a redemption of your shares (either by specifying the number of shares or dollar amount to be redeemed) by calling the Fund at 800 231-8002 and requesting the redemption proceeds be wired to the commercial bank or account designation identified on the Account Registration Form.

o Shares cannot be redeemed by telephone if stock certificates are held for those shares, or in instances when the in-kind redemption procedures are triggered, as described below. Please contact the Fund for further details.

o In times of drastic market conditions, the telephone redemption option may be difficult to implement. If you experience difficulty in making a telephone redemption, your request may be made by mail or facsimile message pursuant to the procedures described above.

o The Fund's telephone redemption privileges and procedures may be modified or terminated by the Fund only upon written notice to the Fund's shareholders.

o To change the name of the commercial bank or account designated to receive the redemption proceeds as provided in the Account Registration Form or otherwise, a written request must be sent to the Fund at the address above. The request will be processed pursuant to the procedures described in the second bullet point under "How to Redeem Shares by Mail or Fax Message."

In addition, Fund service providers have entered into agreements with certain authorized agents to allow such agents to accept redemption orders on the Fund's behalf. For purposes of pricing, a redemption order will be deemed to be received in "good order" when such authorized agent accepts the order on behalf of the Fund pursuant to the terms of its agreement. Among other things, there are certain terms in the agreement which give the Fund assurances that the agent has received a redemption order before the close of the NYSE's regular trading hours in order to receive that day's NAV.

Redemptions In-Kind. The Fund, in its sole discretion, may permit shareholders to accept their redemption proceeds in-kind in Portfolio securities or pursuant to another procedure that will have the same economic effect as an in-kind redemption. In either case, a shareholder that redeems shares pursuant to this section will bear the brokerage or other transaction costs of selling the Portfolio securities received in-kind representing the value of their redeemed shares. The redemption price per share for shareholders redeeming shares by in-kind or by such other permitted procedure shall be the NAV next determined after the redemption request is received in good order. The Portfolio securities provided to the shareholder pursuant to these procedures shall be valued consistent with the same valuation procedures used to calculate the Portfolio's NAV. See "Valuation of Shares."

Institutions proposing to redeem an amount which, at the time they notify the Fund of their intention to redeem (as described below), would constitute 5% or more of the assets of The International Equity Portfolio, The Labor Select International Equity Portfolio, The Global Fixed Income Portfolio, The International Fixed Income Portfolio, The International Small-Cap Portfolio, The Global Equity Portfolio, The International Large-Cap Equity Portfolio or The Emerging Markets Portfolio will, under normal circumstances, and if applicable law permits, be required to accept their redemption proceeds in-kind in Portfolio securities, unless they elect another procedure which will have the same economic effect as an in-kind redemption. A shareholder may also be required to accept redemption proceeds by a distribution in-kind of securities held by a Portfolio if the Fund determines that it would be detrimental to the best interests of the remaining Portfolio shareholders to make a redemption payment wholly or partly in cash. Such shareholders described herein will be required to bear the brokerage or other transaction costs of selling the Portfolio securities received in-kind. The Fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of each Portfolio during any 90-day period for any one shareholder. Investors should contact the Fund at 800 231-8002 for further information.

Eligible investors who have an existing investment counseling relationship with Delaware or Delaware International, or their affiliates, will not be subject to the Fund's in-kind redemption requirements until such time as the Fund receives appropriate regulatory approvals to permit such redemptions for the account of such eligible investors.

Important Redemption Information. Because the Fund's shares are sold to institutions and high net-worth individual investors with a relatively high investment minimum, Fund shareholders likely will hold a significant number of Fund shares. For this reason, the Fund requests that shareholders proposing to make a large redemption order give the Fund at least ten days advance notice of any such order. This request can easily be satisfied by calling the Fund at 800 231-8002, and giving notification of your future intentions.

Once a formal redemption order is received in good order, the Fund, in the case of redemptions to be made in cash, normally will make payment for all shares redeemed under this procedure within three business days of receipt of the order. In no event, however, will payment be made more than seven days after receipt of a redemption request in good order. The Fund may suspend the right of redemption or postpone the date at times when the NYSE is closed, or under any emergency circumstances as determined by the Securities and Exchange Commission ("Commission"). As described above, the Fund may also pay the redemption proceeds in whole or in part by a distribution in-kind of securities held by a Portfolio in lieu of cash in conformity with applicable rules of the Commission.

Due to the relatively high cost of maintaining shareholder accounts, the Fund reserves the right to redeem shares in a Portfolio if the value of your holdings in that Portfolio is below $500,000. The Fund, however, will not redeem shares based solely upon market reductions in net asset value. If the Fund intends to take such action, a shareholder would be notified and given 90 days to make an additional investment before the redemption is processed.

                  OTHER PURCHASE AND REDEMPTION CONSIDERATIONS

Purpose of Reimbursement Fees for Certain Portfolios. The purchase and redemption transaction fees are designed to reflect an approximation of the brokerage and other transaction costs associated with the investment of an investor's purchase amount or the disposition of assets to meet redemptions (especially in regards to costs involved in purchasing and selling international securities for the Portfolio), and to limit the extent to which The Emerging Markets Portfolio, The Global Equity Portfolio, The International Small-Cap Portfolio or The International Large-Cap Equity Portfolio (and, indirectly, such Portfolio's existing shareholders) would have to bear such costs. These costs include, but are not limited to: (1) brokerage costs; (2) market impact costs, i.e., the increase in market prices which may result when a Portfolio purchases or sells thinly traded stocks; and (3) the effect of the "bid-asked" spread in international markets.

In particular, when a Portfolio acquires securities of companies in emerging markets, brokerage and other transaction costs incurred when purchasing or selling such stocks are extremely high. There are generally three main components of transaction costs - brokerage fees, the difference between the bid/asked spread, and market impact. Each one of these factors is significantly more expensive in emerging market countries than in the United States, because of less competition among brokers, lower utilization of technology on the part of the exchanges and brokers, the lack of derivative instruments and generally less liquid markets. Consequently, brokerage commissions are high, bid/asked spreads are wide, and the market impact is significant in those markets. In addition to the customary costs described above, most foreign countries also have exchange fees, stamp taxes or other similar costs/fees which the reimbursement fees are designed to include an approximation of as well. Without the reimbursement fee, a Portfolio would incur these costs directly, resulting in reduced investment performance for all its shareholders. With the fee, the brokerage and other transaction costs of purchasing and selling stocks are borne not by all existing shareholders, but only by those investors making transactions.

As previously described, the purchase reimbursement fee will generally not apply to investments in the Portfolios that are permitted to be made by contributions of securities in-kind or reinvestments of dividends or other distributions. Similarly, the redemption reimbursement fee will generally not apply to redemptions made through the delivery of securities in-kind held in the Portfolios. In addition, the Fund may, in its sole discretion, permit alternative purchase and redemption methods designed to accomplish the same economic effect as the reimbursement fees. The Fund may waive or reduce the amount of the reimbursement fees in situations where the Fund considers such a waiver or reduction to be equitable in light of the circumstances of the transaction and the purpose of the reimbursement fees. The Fund intends to only waive or reduce the amount of such reimbursement fees to the extent that a Portfolio will not be subject to the cost described in the prior paragraph (such as, but not limited to, when shares are purchased or redeemed in-kind). If the Fund determines to accept an alternative method with respect to any purchase or redemption, the reimbursement fee applicable to such transaction will be reduced or waived accordingly.

Miscellaneous. Neither the Fund, the Portfolios, the Fund's transfer agent, the Fund's custodians nor any of the Fund's affiliates, are responsible for any losses incurred in acting upon investor instructions (via written instruction, telephone instruction or otherwise) for purchase, redemption or exchange of Portfolio shares which are reasonably believed to be genuine. With respect to such transactions, the Fund will attempt to ensure that reasonable procedures are used to confirm that instructions communicated to the Fund are genuine.

                               VALUATION OF SHARES

We determine a Portfolio's net asset value (NAV) per share at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) each day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in each Portfolio's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We generally price securities and other assets for which market quotations are readily available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

                    DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

The Intermediate Fixed Income Portfolio expects to declare dividends daily and distribute them monthly. The High-Yield Bond Portfolio expects to declare dividends monthly and distribute them monthly. The Large-Cap Value Equity, The Labor Select International Equity and The Real Estate Investment Trust Portfolios expect to declare and distribute dividends quarterly. The Global Fixed Income, The International Fixed Income, The Large-Cap Growth Equity, The Mid-Cap Growth Equity, The Small-Cap Value Equity, The Small-Cap Growth Equity, The Small-Cap Growth II Equity, The Global Equity, The International Equity, The Emerging Markets, The International Small-Cap, The International Large-Cap Equity, The All-Cap Growth Equity and The Core Plus Fixed Income Portfolios and The Real Estate Investment Trust Portfolio II expect to declare and distribute all of their net investment income, if any, to shareholders as dividends annually.

Net capital gains, if any, will be distributed annually. Unless a shareholder elects to receive dividends and capital gains distributions in cash, all dividends and capital gains distributions will be automatically paid in additional shares at net asset value of the Portfolio.

In addition, in order to satisfy certain distribution requirements of the Tax Reform Act of 1986, the Portfolios may declare special year-end dividend and capital gains distributions during November and December to shareholders of record on a date in such month. Such distributions, if received by shareholders by January 1, are deemed to have been paid by the Portfolios and received by shareholders on the earlier of the date paid or December 31 of the prior year.

On May 28, 2003, President Bush signed into law the Jobs and Growth Tax Relief Reconciliation Act of 2003, which changes the tax rates on certain types of distributions. We urge you to consult your tax advisor about your particular tax situation and how it might be affected by the new tax law. The tax status of your dividends from each of the Portfolios are the same whether you reinvest your dividends or receive them in cash.

Distributions from each of the Portfolio's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. The new tax law reduces the tax rate on certain qualifying dividends and long-term capital gains.

You also may be subject to state and local taxes on distributions.

                                      TAXES
General

Each Portfolio intends to distribute substantially all of its net investment income and net capital gains. Dividends from net investment income or net short-term capital gains will be taxable to you as ordinary income, whether received in cash or in additional shares. For corporate investors, dividends paid by the equity oriented portfolios, with the exception of The Real Estate Investment Trust, The International Equity, The International Large-Cap Equity, The Labor Select International Equity, The Emerging Markets and The International Small-Cap Portfolios, from net investment income will generally qualify, in part, for the intercorporate dividends-received deduction. However, the portion of the dividends so qualified depends on the aggregate qualifying dividend income received by a Portfolio from domestic (U.S.) sources.

Distributions paid by a Portfolio from long-term capital gains, whether received in cash or in additional shares, are taxable to those investors who are subject to income taxes as long-term capital gains, regardless of the length of time an investor has owned shares in a Portfolio. The Portfolios do not seek to realize any particular amount of capital gains during a year; rather, realized gains are a by-product of Portfolio management activities. Consequently, capital gains distributions may be expected to vary considerably from year to year. Also, for those investors subject to tax, if purchases of shares in a Portfolio are made shortly before the record date for a dividend or capital gains distribution, a portion of the investment will be returned as a taxable distribution.

The sale of shares of a Portfolio is a taxable event and may result in a capital gain or loss to shareholders subject to tax. Capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two portfolios of a mutual fund). Any loss incurred on the sale or exchange of the shares of a Portfolio, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

Additionally, the Fund is required to withhold 31% of taxable dividend capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. You may avoid this withholding requirement by certifying on your Account Registration Form your proper Taxpayer Identification Number and by certifying that you are not subject to backup withholding.

Foreign Taxes

Each of The International Equity, The International Large-Cap Equity, The Labor Select International Equity, The Global Fixed Income, The International Fixed Income, The Global Equity, The Emerging Markets and The International Small-Cap Portfolios may elect to "pass-through" to its shareholders the amount of foreign income taxes paid by such Portfolio. A Portfolio will make such an election only if it deems it to be in the best interests of its shareholders. If this election is made, shareholders of a Portfolio will be required to include in their gross income their pro-rata share of foreign taxes paid by the Portfolio. However, shareholders will be able to treat their pro-rata share of foreign taxes as either an itemized deduction or a foreign tax credit (but not both) against U.S. income taxes on their tax return.

The tax discussion set forth above is included for general information only. Prospective investors should consult their own tax advisors concerning the federal, state, local or foreign tax consequences of an investment in the Fund. Additional information on tax matters is included in the Statement of Additional Information.

                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand a Portfolio's financial performance. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Portfolio, assuming the reinvestment of all dividends and distributions. All "per share" information reflects financial results for a single Portfolio share. This information for each of the fiscal years ended October 31 presented below have been audited by Ernst & Young LLP, whose reports, along with the Fund's financial statements, are included in the Fund's annual reports, which are available upon request by calling 800 231-8002.

                                                                                                     The Large- Cap Value Equity
                                                                                                                       Portfolio
                                                       -------------------------------------------------------------------------
                                                                                                                      Year Ended
                                                                                                                           10/31
                                                            2003            2002           2001           2000              1999
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $12.600         $13.950        $15.370        $16.260           $17.780

Income (loss) from investment operations:
Net investment income(1)                                   0.268           0.239          0.247          0.267             0.311
Net realized and unrealized gain (loss)
     on investments                                        2.294          (1.334)        (1.364)         0.592             0.629
                                                         -------         -------        -------        -------           -------
Total from investment operations                           2.562          (1.095)        (1.117)         0.859             0.940
                                                         -------         -------        -------        -------           -------

Less dividends and distributions from:
Net investment income                                     (0.242)         (0.255)        (0.303)        (0.310)           (0.320)
Net realized gain on investments                              --              --             --         (1.439)           (2.140)
                                                         -------         -------        -------        -------           -------
Total dividends and distributions                         (0.242)         (0.255)        (0.303)        (1.749)           (2.460)
                                                         -------         -------        -------        -------           -------

Net asset value, end of period                           $14.920         $12.600        $13.950        $15.370           $16.260
                                                         =======         =======        =======        =======           =======

Total return(2)                                           20.60%          (8.05%)        (7.35%)         6.42%             5.43%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                  $38,566         $49,224        $60,788        $82,882          $141,410
Ratio of expenses to average net assets                    0.63%           0.62%          0.67%          0.68%             0.64%
Ratio of expenses to average net assets
     prior to expense limitation
     and expenses paid indirectly                          0.85%           0.69%          0.84%          0.75%             0.64%
Ratio of net investment income to
     average net assets                                    2.01%           1.66%          1.61%          1.89%             1.84%
Ratio of net investment income to
     average net assets prior to expense
     limitation and expenses paid indirectly               1.79%           1.59%          1.44%          1.82%             1.84%
Portfolio turnover                                           68%             95%           113%            56%               96%

---------------
(1) The average shares outstanding method has been applied for per share information for the years ended October 31, 2003, 2002, 2001 and 2000.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

----------------------------------------------------------------------------------------------------------------------------------
                                                                                             The Large-Cap Growth Equity Portfolio
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Year Ended
                                                                                                                             10/31
                                                                                                2003            2002       2001(1)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                          $3.930          $5.080        $8.500

Income (loss) from investment operations:
Net investment income(2)                                                                       0.009           0.004         0.034
Net realized and unrealized gain (loss) on investments                                         0.716          (1.132)       (3.438)
                                                                                              ------          ------        ------
Total from investment operations                                                               0.725          (1.128)       (3.404)
                                                                                              ------          ------        ------

Less dividends and distributions from:
Net investment income                                                                         (0.005)         (0.022)       (0.016)
                                                                                              ------          ------        ------
Total dividends and distributions                                                             (0.005)         (0.022)       (0.016)
                                                                                              ------          ------        ------

Net asset value, end of period                                                                $4.650          $3.930        $5.080
                                                                                              ======          ======        ======

Total return(3)                                                                               18.47%         (22.33%)      (40.11%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                                       $1,102            $931        $1,199
Ratio of expenses to average net assets(4)                                                     0.80%           0.80%         0.80%
Ratio of expenses to average net assets prior to expense limitation and expenses
  paid indirectly                                                                              1.59%           2.16%         2.59%
Ratio of net investment income to average net assets                                           0.21%           0.08%         0.53%
Ratio of net investment loss to average net assets prior to expense limitation and
  expenses paid indirectly                                                                    (0.58%)         (1.28%)       (1.26%)
Portfolio turnover                                                                               94%            142%           68%

--------------
(1) The Large-Cap Growth Equity Portfolio commenced operations on October 31, 2000.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.
(4) Ratio for the year ended October 31, 2001 including fees paid indirectly in accordance with Securities and Exchange Commission rules was 0.82%.

---------------------------------------------------------------------------------------------------------------------------
                                                                                        The Mid-Cap Growth Equity Portfolio
                                                                                                                 Year Ended
                                                                                                                      10/31
                                                                      2003        2002        2001        2000         1999
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                $2.450      $2.760     $12.390      $8.740       $7.460

Income (loss) from investment operations:
Net investment loss(1)                                              (0.012)     (0.008)     (0.005)     (0.061)      (0.026)
Net realized and unrealized gain (loss)
     on investments                                                  0.792      (0.302)     (3.196)      4.523        3.076
                                                                    ------      ------     -------      ------       ------
Total from investment operations                                     0.780      (0.310)     (3.201)      4.462        3.050
                                                                    ------      ------     -------      ------       ------

Less dividends and distributions from:
Net investment income                                                   --          --          --          --       (0.010)
Net realized gain on investments                                        --          --      (6.260)     (0.812)      (1.760)
In excess of net realized gain on investments                           --          --      (0.169)         --           --
                                                                    ------      ------     -------      ------       ------
Total dividends and distributions                                       --          --      (6.429)     (0.812)      (1.770)
                                                                    ------      ------     -------      ------       ------

Net asset value, end of period                                      $3.230      $2.450      $2.760     $12.390       $8.740
                                                                    ======      ======      ======     =======       ======

Total return(2)                                                     31.84%     (11.23%)    (41.66%)      53.86%      48.72%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                            $13,938      $2,329      $2,655      $6,506       $6,949
Ratio of expenses to average net assets                              0.93%       0.93%       0.94%       0.92%        0.93%
Ratio of expenses to average net assets
     prior to expense limitation and
     expenses paid indirectly                                        1.03%       1.41%       1.28%       1.04%        1.04%
Ratio of net investment loss to
     average net assets                                             (0.41%)     (0.29%)     (0.12%)     (0.52%)      (0.34%)
Ratio of net investment loss to
     average net assets prior to expense limitation and
     expenses paid indirectly                                       (0.51%)     (0.77%)     (0.46%)     (0.64%)      (0.46%)
Portfolio turnover                                                    111%        112%        133%        137%         129%
---------------------------------------------------------------------------------------------------------------------------

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

----------------------------------------------------------------------------------------------------------------------------------
                                                                                              The Small-Cap Value Equity Portfolio

                                                                                                     Year Ended         3/29/99(1)
                                                                                                          10/31            through
                                                           2003          2002           2001               2000           10/31/99
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $ 9.730       $10.050        $ 9.230             $8.650             $8.500

Income from investment operations:
Net investment income(2)                                  0.039         0.057          0.089              0.106              0.063
Net realized and unrealized gain on investments           3.417         0.225          0.830              0.779              0.087
                                                        -------       -------        -------             ------             ------
Total from investment operations                          3.456         0.282          0.919              0.885              0.150
                                                        -------       -------        -------             ------             ------

Less dividends and distributions from:

Net investment income                                    (0.053)       (0.087)        (0.099)            (0.085)                --

Net realized gain on investments                         (0.523)       (0.515)            --             (0.220)                --
                                                        -------       -------        -------             ------             ------

Total dividends and distributions                        (0.576)       (0.602)        (0.099)            (0.305)                --
                                                        -------       -------        -------             ------             ------

Net asset value, end of period                          $12.610       $ 9.730        $10.050             $9.230             $8.650
                                                        =======       =======        =======             ======             ======

Total return(3)                                          37.52%         2.55%         10.05%             10.72%              1.77%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                  $3,497        $2,542         $2,479             $2,254             $2,035
Ratio of expenses to average net assets(4)                0.89%         0.89%          0.89%              0.89%              0.89%
Ratio of expenses to average net assets
     prior to expense limitation and
     expenses paid indirectly                             1.00%         1.01%          0.95%              1.24%              1.24%
Ratio of net investment income to
     average net assets                                   0.37%         0.53%          0.88%              1.23%              1.16%
Ratio of net investment income to
     average net assets prior to expense
     limitation and expenses paid indirectly              0.26%         0.41%          0.82%              0.88%              0.80%
Portfolio turnover                                          42%           47%            72%                90%                37%
----------------------------------------------------------------------------------------------------------------------------------

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information for the years ended October 31, 2003, 2002, 2001 and 2000.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.
(4) Ratio for the year ended October 31, 2001 including fees paid indirectly in accordance with Securities and Exchange Commission rules was 0.90%.

-------------------------------------------------------------------------------------------------------------------------
                                                                                    The Small-Cap Growth Equity Portfolio

                                                                                                               Year Ended
                                                                                                                    10/31
                                                            2003            2002         2001          2000          1999
                                                   ----------------------------------------------------------------------
Net asset value, beginning of period                     $10.130         $11.240      $18.950       $14.190       $ 9.400

Income (loss) from investment operations:
Net investment income (loss)(1)                           (0.042)         (0.047)      (0.034)       (0.028)        0.004
Net realized and unrealized gain (loss)
     on investments                                        3.302          (1.063)      (7.676)        6.358         4.811
                                                         -------         -------      -------       -------       -------
Total from investment operations                           3.260          (1.110)      (7.710)        6.330         4.815
                                                         -------         -------      -------       -------       -------

Less dividends and distributions from:
Net investment income                                         --              --           --            --        (0.025)
Net realized gain on investments                              --              --           --        (1.570)           --
                                                         -------         -------      -------       -------       -------
Total dividends and distributions                             --              --           --        (1.570)       (0.025)
                                                         -------         -------      -------       -------       -------

Net asset value, end of period                           $13.390         $10.130      $11.240       $18.950       $14.190
                                                         =======         =======      =======       =======       =======

Total return(2)                                           32.18%          (9.88%)     (40.69%)       47.57%        51.31%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                  $94,168         $43,104      $35,572       $37,645        $6,181
Ratio of expenses to average net assets                    0.87%           0.88%        0.89%         0.85%         0.89%
Ratio of expenses to average net assets
     prior to expense limitation
     and expenses paid indirectly                          0.88%           0.90%        0.92%         0.87%         1.19%
Ratio of net investment income (loss)
     to average net assets                                (0.37%)         (0.41%)      (0.26%)       (0.15%)        0.03%
Ratio of net investment loss
     to average net assets prior to expense
     limitation and expenses paid indirectly              (0.38%)         (0.43%)      (0.29%)       (0.17%)       (0.28%)
Portfolio turnover                                           47%             46%          67%           70%           92%
-------------------------------------------------------------------------------------------------------------------------

(1) The average shares outstanding method has been applied for per share information for the years ended October 31, 2003, 2002, 2001 and 2000.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

----------------------------------------------------------------------------------------------------------------------------------
                                                                                  The Real Estate Investment Trust Portfolio Class

                                                                                                                        Year Ended
                                                                                                                             10/31
                                                                       2003         2002          2001         2000           1999
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                $14.180      $14.280       $13.470      $11.310        $12.990

Income (loss) from investment operations:
Net investment income(1)                                              0.656        0.555         0.625        0.596          0.545
Net realized and unrealized gain (loss)
     on investments                                                   3.530        0.402         0.778        2.167         (0.807)
                                                                    -------      -------       -------      -------        -------
Total from investment operations                                      4.186        0.957         1.403        2.763         (0.262)
                                                                    -------      -------       -------      -------        -------

Less dividends and distributions from:
Net investment income                                                (0.604)      (0.634)       (0.593)      (0.603)        (0.743)
Net realized gain on investments                                     (0.352)      (0.423)           --           --         (0.675)
                                                                    -------      -------       -------      -------        -------
Total dividends and distributions                                    (0.956)      (1.057)       (0.593)      (0.603)        (1.418)
                                                                    -------      -------       -------      -------        -------

Net asset value, end of period                                      $17.410      $14.180       $14.280      $13.470        $11.310
                                                                    =======      =======       =======      =======        =======

Total return(2)                                                      30.90%        6.45%        10.59%       25.09%         (2.42%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                             $26,620      $19,144       $29,000      $26,574        $21,580
Ratio of expenses to average net assets                               1.15%        1.13%         1.04%        0.95%          0.95%
Ratio of expenses to average net assets
     prior to expense limitation and
     expenses paid indirectly                                         1.30%        1.13%         1.10%        1.15%          1.18%
Ratio of net investment income to
     average net assets                                               4.31%        3.64%         4.39%        4.77%          4.43%
Ratio of net investment income to
     average net assets prior to expense limitation and
     expenses paid indirectly                                         4.16%        3.64%         4.33%        4.57%          4.20%
Portfolio turnover                                                      48%          65%           61%          31%            48%
------------------------------------------------------------------------------------------------------------------------------------

(1) The average shares outstanding method has been applied for per share information.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

-------------------------------------------------------------------------------------------------------------------------
                                                                            The Real Estate Investment Trust Portfolio II

                                                                                                               Year Ended
                                                                                                                    10/31
                                                            2003            2002         2001          2000          1999
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $17.320         $16.800      $15.680       $13.190       $14.230

Income (loss) from investment operations:
Net investment income(1)                                   0.914           0.765        0.845         0.592         0.687
Net realized and unrealized gain (loss)
     on investments                                        4.288           0.428        0.866         2.606        (0.957)
                                                         -------         -------      -------       -------       -------
Total from investment operations                           5.202           1.193        1.711         3.198        (0.270)
                                                         -------         -------      -------       -------       -------

Less dividends and distributions from:
Net investment income                                     (0.632)         (0.673)      (0.591)       (0.708)       (0.770)
                                                         -------         -------      -------       -------       -------
Total dividends and distributions                         (0.632)         (0.673)      (0.591)       (0.708)       (0.770)
                                                         -------         -------      -------       -------       -------

Net asset value, end of period                           $21.890         $17.320      $16.800       $15.680       $13.190
                                                         =======         =======      =======       =======       =======

Total return(2)                                           31.00%           7.16%       11.07%        25.78%        (2.08%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                 $38, 290         $24,073       $9,990        $2,161        $4,452
Ratio of expenses to average net assets                    0.85%           0.86%        0.85%         0.86%         0.86%
Ratio of expenses to average net assets
     prior to expense limitation and
     expenses paid indirectly                              0.89%           0.93%        0.90%         1.45%         1.48%
Ratio of net investment income to
     average net assets                                    4.80%           4.15%        5.00%         4.27%         4.52%
Ratio of net investment income to
     average net assets prior to expense
     limitation and expenses paid indirectly               4.76%           4.08%        4.95%         3.68%         3.90%
Portfolio turnover                                           69%             61%          65%           32%           39%
-------------------------------------------------------------------------------------------------------------------------

(1) The average shares outstanding method has been applied for per share information for the years ended October 31, 2003, 2002, 2001 and 2000.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

-------------------------------------------------------------------------------------------------------------------------
                                                                                              The Global Equity Portfolio

                                                                                                               Year Ended
                                                                                                                    10/31
                                                            2003            2002         2001          2000          1999
                                                   ----------------------------------------------------------------------
Net asset value, beginning of period                      $6.780          $7.500       $8.560        $9.020        $8.720

Income (loss) from investment operations:
Net investment income(1)                                   0.189           0.138        0.174         0.147         0.167
Net realized and unrealized gain (loss)
     on investments and foreign currencies                 1.551          (0.741)      (0.992)       (0.199)        0.433
                                                          ------          ------       ------        ------        ------
Total from investment operations                           1.740          (0.603)      (0.818)       (0.052)        0.600
                                                          ------          ------       ------        ------        ------

Less dividends and distributions from:
Net investment income                                     (0.150)         (0.117)      (0.188)       (0.194)       (0.190)
Net realized gain on investments                              --              --       (0.054)       (0.214)       (0.110)
                                                          ------          ------       ------        ------        ------
Total dividends and distributions                         (0.150)         (0.117)      (0.242)       (0.408)       (0.300)
                                                          ------          ------       ------        ------        ------

Net asset value, end of period                            $8.370          $6.780       $7.500        $8.560        $9.020
                                                          ======          ======       ======        ======        ======

Total return(2)                                           26.26%          (8.21%)      (9.87%)       (0.81%)        7.11%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                   $3,434          $2,719       $2,962        $3,287        $3,309
Ratio of expenses to average net assets                    0.96%           0.96%        0.96%         0.96%         0.96%
Ratio of expenses to average net assets
     prior to expense limitation
     and expenses paid indirectly                          1.21%           1.08%        1.09%         1.30%         1.89%
Ratio of net investment income
     to average net assets                                 2.60%           1.82%        2.08%         1.69%         1.82%
Ratio of net investment income to
     average net assets prior to expense
     limitation and expenses paid indirectly               2.35%           1.70%        1.95%         1.35%         0.89%
Portfolio turnover                                           30%             26%          24%           34%           31%
-------------------------------------------------------------------------------------------------------------------------

(1) The average shares outstanding method has been applied for per share information.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect. The Portfolio also generally charges a 0.40% purchase reimbursement fee and a 0.30% redemption reimbursement fee and these fees are not reflected in the returns shown above. The Portfolio's returns would have been lower had these fees been deducted.

------------------------------------------------------------------------------------------------------------------------
                                                                       The International Equity Portfolio Original Class

                                                                                                              Year Ended
                                                                                                                   10/31
                                                           2003          2002           2001          2000          1999
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $11.800       $12.580        $17.640       $17.410       $15.870

Income (loss) from investment operations:
Net investment income(1)                                  0.370         0.261          0.335         0.379         0.329
Net realized and unrealized gain (loss)
     on investments and foreign currencies                2.896        (0.743)        (1.498)        0.216         1.596
                                                        -------       -------        -------       -------       -------
Total from investment operations                          3.266        (0.482)        (1.163)        0.595         1.925
                                                        -------       -------        -------       -------       -------

Less dividends and distributions from:
Net investment income                                    (0.255)       (0.298)        (0.539)       (0.235)       (0.385)
Net realized gain on investments                         (0.061)           --         (3.302)       (0.130)           --
In excess of net realized gain on investments                --            --         (0.056)           --            --
                                                        -------       -------        -------       -------       -------
Total dividends and distributions                        (0.316)       (0.298)        (3.897)       (0.365)       (0.385)
                                                        -------       -------        -------       -------       -------

Net asset value, end of period                          $14.750       $11.800        $12.580       $17.640       $17.410
                                                        =======       =======        =======       =======       =======

Total return(2)                                          28.50%        (4.02%)        (9.31%)        3.35%        12.31%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                $650,163      $411,404       $409,295      $545,667      $820,644
Ratio of expenses to average net assets                   0.90%         0.91%          0.95%         0.90%         0.89%
Ratio of net investment income to
     average net assets                                   2.93%         2.01%          2.32%         2.11%         1.91%
Portfolio turnover                                           6%           10%            13%           19%            6%
------------------------------------------------------------------------------------------------------------------------

(1) The average shares outstanding method has been applied for per share information.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

-----------------------------------------------------------------------------------------------------------------------
                                                                        The Labor Select International Equity Portfolio

                                                                                                             Year Ended
                                                                                                                  10/31
                                                           2003          2002           2001          2000         1999
                                                   --------------------------------------------------------------------
Net asset value, beginning of period                    $10.370       $10.980        $13.920       $14.330      $13.320

Income (loss) from investment operations:
Net investment income(1)                                  0.321         0.233          0.284         0.277        0.305
Net realized and unrealized gain (loss)
     on investments and foreign currencies                2.594        (0.463)        (1.311)        0.175        1.057
                                                        -------       -------        -------       -------      -------
Total from investment operations                          2.915        (0.230)        (1.027)        0.452        1.362
                                                        -------       -------        -------       -------      -------

Less dividends and distributions from:
Net investment income                                    (0.233)       (0.230)        (0.322)       (0.392)      (0.312)
Net realized gain on investments                         (0.022)       (0.150)        (1.591)       (0.470)      (0.040)
                                                        -------       -------        -------       -------      -------
Total dividends and distributions                        (0.255)       (0.380)        (1.913)       (0.862)      (0.352)
                                                        -------       -------        -------       -------      -------

Net asset value, end of period                          $13.030       $10.370        $10.980       $13.920      $14.330
                                                        =======       =======        =======       =======      =======

Total return(2)                                          28.71%        (2.31%)        (8.97%)        3.07%       10.34%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                $192,433       $88,848        $75,965       $89,814     $113,265
Ratio of expenses to average net assets                   0.91%         0.87%          0.95%         0.95%        0.83%
Ratio of expenses to average net assets
     prior to expense limitation and
     expenses paid indirectly                             0.91%         0.87%          0.98%         0.96%        0.83%
Ratio of net investment income to
     average net assets                                   2.83%         2.05%          2.27%         1.96%        2.13%
Ratio of net investment income to
     average net assets prior to expense
     limitation and expenses paid indirectly              2.83%         2.05%          2.24%         1.95%        2.13%
Portfolio turnover                                          10%           12%            15%           20%          12%
-----------------------------------------------------------------------------------------------------------------------

(1) The average shares outstanding method has been applied for per share information.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

-------------------------------------------------------------------------------------------------------------------------
                                                                                           The Emerging Markets Portfolio

                                                                                                               Year Ended
                                                                                                                    10/31
                                                            2003            2002         2001          2000          1999
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                      $6.790          $6.460       $7.010        $7.280        $5.840

Income (loss) from investment operations:
Net investment income(1)                                   0.197           0.237        0.237         0.160         0.138
Net realized and unrealized gain (loss)
     on investments and foreign currencies                 3.908           0.276       (0.673)       (0.326)        1.432
                                                         -------          ------       ------        ------        ------
Total from investment operations                           4.105           0.513       (0.436)       (0.166)        1.570
                                                         -------          ------       ------        ------        ------

Less dividends and distributions from:
Net investment income                                     (0.225)         (0.183)      (0.114)       (0.104)       (0.130)
                                                         -------          ------       ------        ------        ------
Total dividends and distributions                         (0.225)         (0.183)      (0.114)       (0.104)       (0.130)
                                                         -------          ------       ------        ------        ------

Net asset value, end of period                           $10.670          $6.790       $6.460        $7.010        $7.280
                                                         =======          ======       ======        ======        ======

Total return(2)                                           62.19%           7.98%       (6.42%)       (2.40%)       27.63%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                 $256,168        $114,573     $113,488      $114,978       $42,794
Ratio of expenses to average net assets                    1.23%           1.23%        1.23%         1.17%         1.31%
Ratio of expenses to average net assets
     prior to expense limitation
       and expenses paid indirectly                        1.23%           1.23%        1.23%         1.17%         1.35%
Ratio of net investment income to
     average net assets                                    2.42%           3.24%        3.35%         1.93%         2.13%
Ratio of net investment income to
     average net assets prior to expense
     limitation and expenses paid indirectly               2.42%           3.24%        3.35%         1.93%         2.08%
Portfolio turnover                                           69%             36%          35%           20%           23%
-------------------------------------------------------------------------------------------------------------------------

(1) The average shares outstanding method has been applied for per share information.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect. The Portfolio also generally charges a 0.75% purchase reimbursement fee and a 0.75% redemption reimbursement fee and these fees are not reflected in the returns shown above. The Portfolio's returns would have been lower had these fees been deducted.

--------------------------------------------------------------------------------------------------------------------------------
                                                                                           The International Small-Cap Portfolio

                                                                                                     Year
                                                                                                    Ended      Period 7/20/99(1)
                                                                                                    10/31                through
                                                           2003           2002       2001            2000               10/31/99
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $6.040         $7.040     $8.260          $8.650                 $8.500

Income (loss) from investment operations:
Net investment income(2)                                  0.133          0.150      0.164           0.214                  0.039
Net realized and unrealized gain (loss)
     on investments and foreign currencies                2.498         (0.854)    (0.565)         (0.478)                 0.111
                                                         ------         ------     ------          ------                 ------
Total from investment operations                          2.631         (0.704)    (0.401)         (0.264)                 0.150
                                                         ------         ------     ------          ------                 ------

Less dividends and distributions from:
Net investment income                                    (0.141)        (0.150)    (0.215)         (0.030)                    --
Net realized gain on investments                             --         (0.146)    (0.604)         (0.096)                    --
                                                         ------         ------     ------          ------                 ------
Total dividends and distributions                        (0.141)        (0.296)    (0.819)         (0.126)                    --
                                                         ------         ------     ------          ------                 ------

Net asset value, end of period                           $8.530         $6.040     $7.040          $8.260                 $8.650
                                                         ======         ======     ======          ======                 ======

Total return(3)                                          44.62%        (10.55%)    (5.77%)         (2.96%)                 1.77%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                  $3,613         $2,499     $2,793          $2,961                 $3,053
Ratio of expenses to average net assets                   1.20%          1.19%      1.20%           1.20%                  1.25%
Ratio of expenses to average net assets
     prior to expense limitation and
     expenses paid indirectly                             1.32%          1.25%      1.27%           1.36%                  1.28%
Ratio of net investment income to
     average net assets                                   1.98%          2.15%      2.11%           2.58%                  1.55%
Ratio of net investment income to
     average net assets prior to expense
     limitation and expenses paid indirectly              1.86%          2.09%      2.04%           2.42%                  1.45%
Portfolio turnover                                          56%            31%        17%             23%                    15%
--------------------------------------------------------------------------------------------------------------------------------

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect. The Portfolio also generally charges a 0.55% purchase reimbursement fee and a 0.45% redemption reimbursement fee and these fees are not reflected in the returns shown above. The Portfolio's returns would have been lower had these fees been deducted.

------------------------------------------------------------------------------------------------------------------------------
                                                                                  The International Large-Cap Equity Portfolio

                                                                                         Year Ended         Period 12/14/99(1)
                                                                                              10/31                    through
                                                           2003             2002               2001                   10/31/00
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $6.290           $7.010             $8.170                     $8.500

Income (loss) from investment operations:
Net investment income(2)                                  0.192            0.127              0.148                      0.119
Net realized and unrealized gain (loss)
     on investments and foreign currencies                1.406           (0.635)            (1.167)                    (0.439)
                                                         ------           ------             ------                     ------
Total from investment operations                          1.598           (0.508)            (1.019)                    (0.320)
                                                         ------           ------             ------                     ------

Less dividends and distributions from:
Net investment income                                    (0.129)          (0.140)            (0.061)                    (0.010)
Net realized gain on investments                         (0.159)          (0.072)            (0.080)                        --
                                                         ------           ------             ------                     ------
Total dividends and distributions                        (0.288)          (0.212)            (0.141)                    (0.010)
                                                         ------           ------             ------                     ------

Net asset value, end of period                           $7.600           $6.290             $7.010                     $8.170
                                                         ======           ======             ======                     ======

Total return(3)                                          26.79%           (7.55%)           (12.73%)                    (3.78%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                  $2,951           $2,327             $2,519                     $2,886
Ratio of expenses to average net assets                   0.96%            0.96%              0.96%                      0.96%
Ratio of expenses to average net assets
     prior to expense limitation and
     expenses paid indirectly                             1.04%            1.04%              0.96%                      1.38%
Ratio of net investment income to
     average net assets                                   2.94%            1.80%              1.87%                      1.62%
Ratio of net investment income to
     average net assets prior to expense
     limitation and expenses paid indirectly              2.86%            1.72%              1.87%                      1.20%
Portfolio turnover                                          10%              10%                10%                         6%
------------------------------------------------------------------------------------------------------------------------------

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect. The Portfolio also generally charges a 0.45% purchase reimbursement fee and a 0.35% redemption reimbursement fee and these fees are not reflected in the returns shown above. The Portfolio's returns would have been lower had these fees been deducted.

-------------------------------------------------------------------------------------------------------------------------------
                                                                                            The All-Cap Growth Equity Portfolio

                                                                                                                         Period
                                                                                                       Year Ended    3/31/00(1)
                                                                                                            10/31       through
                                                                              2003            2002           2001      10/31/00
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                        $3.640          $4.680         $8.770        $8.500

Income (loss) from investment operations:
Net investment loss(2)                                                      (0.010)         (0.016)        (0.013)       (0.005)
Net realized and unrealized gain (loss)
     on investments                                                          1.240          (1.024)        (4.077)        0.275
                                                                            ------          ------         ------        ------
Total from investment operations                                             1.230          (1.040)        (4.090)        0.270
                                                                            ------          ------         ------        ------

Less dividends and distributions from:
Net investment income                                                           --              --             --            --
Net realized gain on investments                                                --              --             --            --
                                                                            ------          ------         ------        ------
Total dividends and distributions                                               --              --             --            --
                                                                            ------          ------         ------        ------

Net asset value, end of period                                              $4.870          $3.640         $4.680        $8.770
                                                                            ======          ======         ======        ======

Total return(3)                                                             33.79%         (22.22%)       (46.64%)        3.18%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                     $6,611          $8,310         $9,222       $13,139
Ratio of expenses to average net assets(4)                                   0.89%           0.89%          0.89%         0.89%
Ratio of expenses to average net assets
    prior to expense limitation and
    expenses paid indirectly                                                 1.02%           1.00%          0.93%         1.10%
Ratio of net investment loss to
     average net assets                                                     (0.25%)         (0.36%)        (0.22%)       (0.09%)
Ratio of net investment loss to
    average net assets prior to expense limitation and expenses paid
    indirectly                                                              (0.38%)         (0.47%)        (0.26%)       (0.30%)
Portfolio turnover                                                             90%            130%           147%          138%
-------------------------------------------------------------------------------------------------------------------------------

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.
(4) Ratio for the year ended October 31, 2001 including fees paid indirectly in accordance with Securities and Exchange Commission rules was 0.90%.

------------------------------------------------------------------------------------------------------------------------------
                                                                                       The Intermediate Fixed Income Portfolio

                                                                                                                    Year Ended
                                                                                                                         10/31
                                                              2003          2002(1)          2001          2000           1999
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $10.040          $10.210        $9.570        $9.540        $10.180

Income (loss) from investment operations:
Net investment income                                        0.380            0.484         0.606         0.613          0.604
Net realized and unrealized gain (loss)
     on investments                                          0.296           (0.138)        0.640         0.030         (0.480)
                                                           -------          -------       -------        ------         ------
Total from investment operations                             0.676            0.346         1.246         0.643          0.124
                                                           -------          -------       -------        ------         ------

Less dividends and distributions from:
Net investment income                                       (0.446)          (0.516)       (0.606)       (0.613)        (0.604)
Net realized gain on investments                                --               --            --            --         (0.160)
                                                           -------          -------       -------        ------         ------
Total dividends and distributions                          (0.446)          (0.516)        (0.606)       (0.613)        (0.764)
                                                           -------          -------       -------        ------         ------

Net asset value, end of period                             $10.270          $10.040       $10.210        $9.570         $9.540
                                                           =======          =======       =======        ======         ======

Total return(2)                                              6.83%            3.54%        13.36%         7.01%          1.26%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                     $2,294           $6,194        $6,432        $7,995        $17,170
Ratio of expenses to average net assets                      0.43%            0.53%         0.50%         0.53%          0.54%
Ratio of expenses to average net assets
     prior to expense limitation and
     expenses paid indirectly                                0.98%            0.68%         0.55%         0.59%          0.77%
Ratio of net investment income
     to average net assets                                   3.71%            4.84%         6.06%         6.46%          6.10%
Ratio of net investment income to average
     net assets prior to expense limitation and
     expenses paid indirectly                                3.16%            4.69%         6.01%         6.40%          5.86%
Portfolio turnover                                            436%             381%          243%          125%           148%
------------------------------------------------------------------------------------------------------------------------------

(1) As required, effective November 1, 2001, the Portfolio adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require amortization of all premiums and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended October 31, 2002 was a decrease in net investment income per share of $0.032, an increase in net realized and unrealized gain (loss) per share of $0.032, and a decrease in the ratio of net investment income to average net assets of 0.32%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect these changes in accounting.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

-------------------------------------------------------------------------------------------------------------------------
                                                                                            The High-Yield Bond Portfolio
                                                                                                               Year Ended
                                                                                                                    10/31
                                                           2003          2002(1)          2001          2000         1999
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $5.840           $6.680        $8.120        $8.830      $10.070

Income (loss) from investment operations:
Net investment income(2)                                  0.712            0.652         0.749         0.868        1.080
Net realized and unrealized gain (loss)
     on investments                                       1.348           (0.772)       (1.097)       (0.488)      (1.140)
                                                         ------           ------        ------        ------       ------
Total from investment operations                          2.060           (0.120)       (0.348)        0.380       (0.060)
                                                         ------           ------        ------        ------       ------

Less dividends and distributions from:
Net investment income                                    (0.640)          (0.720)       (1.092)       (1.090)      (1.000)
Net realized gain on investments                             --               --            --            --       (0.180)
                                                         ------           ------        ------        ------       ------
Total dividends and distributions                        (0.640)          (0.720)       (1.092)       (1.090)      (1.180)
                                                         ------           ------        ------        ------       ------

Net asset value, end of period                           $7.260           $5.840        $6.680        $8.120       $8.830
                                                         ======           ======        ======        ======       ======

Total return(3)                                          36.87%           (2.23%)       (4.71%)        4.02%       (1.05%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                  $5,129           $3,747        $3,278        $1,888       $9,720
Ratio of expenses to average net assets(4)                0.59%            0.59%         0.59%         0.59%        0.59%
Ratio of expenses to average net assets
     prior to expense limitation and
     expenses paid indirectly                             0.96%            0.88%         0.79%         1.08%        0.78%
Ratio of net investment income to
     average net assets                                  10.64%           10.15%        10.37%         9.97%        9.25%
Ratio of net investment income to
     average net assets prior to expense
     limitation and expenses paid indirectly             10.27%            9.86%        10.17%         9.48%        9.06%
Portfolio turnover                                         597%             553%          830%          140%         455%
-------------------------------------------------------------------------------------------------------------------------

(1) As required, effective November 1, 2001, the Portfolio adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require amortization of all premiums and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended October 31, 2002 was an increase in net investment income per share of $0.005, a decrease in net realized and unrealized gain (loss) per share of $0.005, and an increase in the ratio of net investment income to average net assets of 0.08%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect these changes in accounting.
(2) The average shares outstanding method has been applied for per share information for the years ended October 31, 2003, 2002, 2001 and 2000.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.
(4) Ratio for the year ended October 31, 2001 including fees paid indirectly in accordance with Securities and Exchange Commission rules was 0.61%.

------------------------------------------------------------------------------------------------------------
                                                                                  The Core Plus Fixed Income
                                                                                                   Portfolio

                                                                                                      Period
                                                                                Year Ended        6/28/02(1)
                                                                                     10/31           through
                                                                                      2003          10/31/02
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                $8.800            $8.500

Income from investment operations:
Net investment income(2)                                                             0.351             0.109
Net realized and unrealized gain on investments                                      0.427             0.191
                                                                                    ------            ------
Total from investment operations                                                     0.778             0.300
                                                                                    ------            ------

Less dividends and distributions from:
Net investment income                                                               (0.140)               --
Net realized gain on investments                                                    (0.058)               --
                                                                                    ------            ------
Total dividends and distributions                                                   (0.198)               --
                                                                                    ------            ------

Net asset value, end of period                                                      $9.380            $8.800
                                                                                    ======            ======

Total return(3)                                                                      9.01%             3.57%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                             $7,372            $7,706
Ratio of expenses to average net assets                                              0.50%             0.57%
Ratio of expenses to average net assets
    prior to expense limitation and
    expenses paid indirectly                                                         0.89%             2.20%
Ratio of net investment income to
     average net assets                                                              3.86%             3.62%
Ratio of net investment income to
    average net assets prior to expense
    limitation and expenses paid indirectly                                          3.47%             1.99%
Portfolio turnover                                                                    569%              847%
------------------------------------------------------------------------------------------------------------

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

---------------------------------------------------------------------------------------------------------------------
                                                                                    The Global Fixed Income Portfolio

                                                                                                           Year Ended
                                                                                                                10/31
                                                             2003         2002(1)       2001        2000         1999
                                                    -----------------------------------------------------------------
Net asset value, beginning of period                      $11.760         $10.210    $ 8.950     $10.260      $11.060

Income (loss) from investment operations:
Net investment income(2)                                    0.432           0.461      0.483       0.548        0.606
Net realized and unrealized gain (loss)
     on investments and foreign currencies                  1.921           1.089      0.777      (1.498)      (0.851)
                                                          -------         -------    -------      ------      -------
Total from investment operations                            2.353           1.550      1.260      (0.950)      (0.245)
                                                          -------         -------    -------      ------      -------

Less dividends and distributions from:
Net investment income                                      (0.493)             --         --      (0.114)      (0.433)
In excess of net investment income                             --              --         --      (0.096)          --
Net realized gain on investments                               --              --         --          --       (0.122)
Return of capital                                              --              --         --      (0.150)          --
                                                          -------         -------    -------      ------      -------
Total dividends and distributions                          (0.493)             --         --      (0.360)      (0.555)
                                                          -------         -------    -------      ------      -------

Net asset value, end of period                            $13.620         $11.760    $10.210      $8.950      $10.260
                                                          =======         =======    =======      ======      =======

Total return(3)                                            20.68%          15.18%     14.08%      (9.51%)      (2.33%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                  $208,354        $279,938   $284,830    $389,290     $619,795
Ratio of expenses to average net assets                     0.60%           0.60%      0.60%       0.60%        0.60%
Ratio of expenses to average net assets
     prior to expense limitation and
     expenses paid indirectly                               0.65%           0.66%      0.70%       0.71%        0.62%
Ratio of net investment income to
     average net assets                                     3.38%           4.33%      4.98%       5.71%        5.68%
Ratio of net investment income to
     average net assets prior to expense
     limitation and expenses paid indirectly                3.33%           4.27%      4.88%       5.60%        5.66%
Portfolio turnover                                            95%             58%        32%         53%         101%
---------------------------------------------------------------------------------------------------------------------

(1) As required, effective November 1, 2001, the Portfolio adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require amortization of all premiums and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended October 31, 2002 was a decrease in net investment income per share of $0.041, an increase in net realized and unrealized gain (loss) per share of $0.041, and a decrease in the ratio of net investment income to average net assets of 0.38%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect these changes in accounting.

(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

                                                                               The International Fixed Income Portfolio

                                                                                                                   Year
                                                                                                                  Ended
                                                                                                                  10/31
                                                             2003          2002(1)        2001         2000        1999
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                      $10.500           $9.150      $8.110       $9.910     $10.750

Income (loss) from investment operations:
Net investment income(2)                                    0.360            0.323       0.427        0.469       0.564
Net realized and unrealized gain (loss)
     on investments and foreign currencies                  1.881            1.027       0.613       (1.752)     (0.877)
                                                          -------          -------      ------       ------      ------
Total from investment operations                            2.241            1.350       1.040       (1.283)     (0.313)
                                                          -------          -------      ------       ------      ------

Less dividends and distributions from:
Net investment income                                      (0.491)              --          --       (0.400)     (0.450)
In excess of net investment income                             --               --          --       (0.067)         --
Net realized gain on investments                               --               --          --           --      (0.077)
Return of Capital                                              --               --          --       (0.050)         --
                                                          -------          -------      ------       ------      ------
Total dividends and distributions                          (0.491)              --          --       (0.517)     (0.527)
                                                          -------          -------      ------       ------      ------

Net asset value, end of period                            $12.250          $10.500      $9.150       $8.110      $9.910
                                                          =======          =======      ======       ======      ======

Total return(3)                                            22.14%           14.75%      12.82%      (13.54%)     (2.96%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                   $48,284          $41,934     $36,989      $50,389     $89,351
Ratio of expenses to average net assets                     0.60%            0.60%       0.60%        0.60%       0.60%
Ratio of expenses to average net assets
     prior to expense limitation
     and expenses paid indirectly                           0.68%            0.67%       0.69%        0.69%       0.64%
Ratio of net investment income to
     average net assets                                     3.13%            3.39%       4.87%        5.26%       5.48%
Ratio of net investment income to
     average net assets prior to expense
     limitation and expenses paid indirectly                3.05%            3.32%       4.78%        5.17%       5.44%
Portfolio turnover                                           112%              46%         60%          82%        127%
-----------------------------------------------------------------------------------------------------------------------

(1) As required, effective November 1, 2001, the Portfolio adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require amortization of all premiums and discounts on debt securities. The effect of this change for the year ended October 31, 2002 was a decrease in net investment income per share of $0.130, an increase in net realized and unrealized gain (loss) per share of $0.130, and a decrease in the ratio of net investment income to average net assets of 1.36%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in accounting.

(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

                               APPENDIX A--RATINGS

Bonds

Excerpts from Moody's description of its bond ratings: Aaa--judged to be the best quality. They carry the smallest degree of investment risk; Aa--judged to be of high quality by all standards; A--possess favorable attributes and are considered "upper medium" grade obligations; Baa--considered as medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; Ba--judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B--generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; Caa--are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca--represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C--the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Excerpts from S&P's description of its bond ratings: AAA--highest grade obligations. They possess the ultimate degree of protection as to principal and interest; AA--also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in a small degree; A--strong ability to pay interest and repay principal although more susceptible to changes in circumstances; BBB--regarded as having an adequate capacity to pay interest and repay principal; BB, B, CCC, CC--regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions; C--reserved for income bonds on which no interest is being paid; D--in default, and payment of interest and/or repayment of principal is in arrears.

Excerpts from Fitch's description of its bond ratings: AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events; AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+; A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings; BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings; BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements; B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue;
CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment; CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time; C--Bonds are in imminent default in payment of interest or principal; and DDD, DD and D--Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

Commercial Paper

Excerpts from Moody's description of its two highest commercial paper ratings:
P-1--the highest grade possessing greatest relative strength; P-2--second highest grade possessing less relative strength than the highest grade.

Excerpts from S&P's description of its two highest commercial paper ratings:
A-1--judged to be the highest investment grade category possessing the highest relative strength; A-2--investment grade category possessing less relative strength than the highest rating.

Delaware Pooled Trust

Additional information about the Portfolios' investments is available in the Portfolios' annual and semi-annual reports to shareholders. In the Portfolios' shareholder report, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal period. You can find more detailed information about the Portfolios and the Fund in the current Statement of Additional Information
(SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in the Portfolios, you can write to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 231-8002. You may also obtain additional information about the Portfolios from your financial advisor.

You can find reports and other information about the Portfolios on the EDGAR database on the SEC web site (http//www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Portfolios, including their Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.


E-mail

PooledTrust@delinvest.com


Shareholder Inquiries

Call us at 800 231-8002

o   For Portfolio information; literature; price, yield and performance figures.

o For information on existing regular investment accounts and retirement plan accounts including wire investments, wire redemptions, telephone redemptions and telephone exchanges.


Investment Company Act File Number: 811-6322 (The Fund)


Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
                                          A member of Lincoln Financial Group(R)


INTERNATIONAL



Prospectus FEBRUARY 27, 2004
--------------------------------------------------------------------------------
                           DELAWARE POOLED TRUST
                           THE INTERNATIONAL EQUITY PORTFOLIO
                           CLASS P



The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this Prospectus, and any representation to the contrary is a criminal offense.

                              DELAWARE POOLED TRUST
                       THE INTERNATIONAL EQUITY PORTFOLIO
                                     CLASS P

                                   Prospectus
                                February 27, 2004

Delaware Pooled Trust (Fund) is designed to meet the investment needs of discerning investors who desire experienced investment management and place a premium on personal service. This Prospectus offers Class P Shares of The International Equity Portfolio (Portfolio) of the Fund. Class P Shares are available only to defined contribution plans making an initial investment of $5 million or more or to plans not meeting the minimum initial investment criteria but which have total plan assets of $100 million or more.

TABLE OF CONTENTS

Risk/Return Summary: Investments, Risks and Performance

                                                                           Page

The International Equity Portfolio                                           4

Additional Investment Information                                            8

Risk Factors                                                                11

Management of the Fund                                                      13
Shareholder Services                                                        15

How to Purchase Shares                                                      16
Redemption of Shares                                                        17
Valuation of Shares                                                         19
Dividends and Capital Gains Distributions                                   20
Taxes                                                                       20


Financial Highlights                                                        22

Appendix A                                                                  23

Profile: The International Equity Portfolio

What is the Portfolio's goal?

     The International Equity Portfolio seeks maximum long-term total return. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the Portfolio's main investment strategies? The Portfolio invests primarily in equity securities of companies that are organized, have a majority of their assets, or derive most of their operating income outside the United States, and which, in our opinion, are undervalued at the time of purchase based on our fundamental analysis. Investments will be made mainly in marketable securities of companies located in developed countries.

Under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities (the "80% Policy").

Equity securities include, but are not to be limited to, common stocks, securities convertible into common stock and securities having common stock characteristics, such as rights and warrants to purchase common stocks. Additionally, the Portfolio may from time to time, hold its assets in cash (which may be U.S. dollars or foreign currencies, including the Euro), or may invest in short-term debt securities or other money market instruments. Except when we believe a temporary defensive approach is appropriate, the Portfolio generally will not hold more than 5% of its assets in cash or such short-term instruments. When taking a temporary defensive position the Portfolio may not be able to attain its investment objective.

Our approach in selecting investments for the Portfolio is oriented to individual stock selection and is value driven. In selecting stocks for the Portfolio, we consider movement in the price of individual securities, and the impact of currency adjustment on a United States domiciled, dollar-based investor. We also conduct research on a global basis in an effort to identify securities that have the potential for long-term total return. The center of the research effort is a value oriented dividend discount methodology toward individual securities and market analysis which isolates value across country boundaries. This approach focuses on future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being paid today. Comparisons of the values of different possible investments are then made. Our approach is long-term in orientation, and it is expected that the annual turnover rate of the Portfolio will not exceed 75% under normal circumstances.

In an international portfolio, currency returns can be an integral component of an investment's total return. We will use a purchasing power parity approach to assess the value of individual currencies. Purchasing power parity attempts to identify the amount of goods and services that a dollar will buy in the United States and compares that to the amount of a foreign currency required to buy the same amount of goods and services in another country. Eventually, currencies should trade at levels that would make it possible for the dollar to buy the same amount of goods and services overseas as in the United States. When the dollar buys less, the foreign currency may be overvalued. When the dollar buys more, the foreign currency may be undervalued. Securities available in an undervalued currency may offer greater return potential and may be an attractive investment.

Currency considerations carry a special risk for a portfolio of international securities, and we use a purchasing power parity approach to evaluate currency risk. In this regard, the Portfolio may actively carry on hedging activities, and may invest in forward foreign currency exchange contracts to hedge currency risks associated with the purchase of individual securities denominated in a particular currency.

The Portfolio may make limited use (not more than 15% of its assets) of foreign fixed-income securities when, in our opinion, attractive opportunities exist relative to those available through equity securities or the short-term investments described above. The foreign fixed-income securities in which the Portfolio may invest may be U.S. dollar or foreign currency denominated, including the Euro, and may include obligations of foreign governments, foreign government agencies, supranational organizations or corporations and other private entities. Such governmental fixed-income securities will be, at the time of purchase, of the highest quality (e.g., AAA by S&P or Aaa by Moody's) or of comparable quality. Corporate fixed-income securities will be, at the time of purchase, rated in one of the top two rating categories (e.g., AAA and AA by S&P or Aaa and Aa by Moody's) or of comparable quality.

What are the main risks of investing in the Portfolio? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. This Portfolio primarily will be affected by changes in the stock prices and currency exchange rates. Investments in securities of non-U.S. issuers are generally denominated in foreign currencies and involve certain risk and opportunity considerations not typically associated with investing in U.S. companies. Foreign securities may be adversely affected by political instability, foreign economic conditions or inadequate regulatory and accounting standards. In addition, there is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations. The Portfolio may be affected by changes in currency rates which may reduce or eliminate any gains produced by investments and exchange control regulations and may incur costs in connection with conversions between currencies. If, and to the extent that, we invest in forward foreign currency contracts or use other instruments to hedge against currency risks, the Portfolio will be subject to the special risks associated with those activities. In addition, to the extent that the Portfolio invests in securities of companies in emerging markets, those investments present a greater degree of risk than tends to be the case for foreign investments in Western Europe and other developed markets.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Portfolio's 80% Policy described above may be changed without shareholder approval. However, shareholders would be given at least 60 days notice prior to any such change.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. An investment in the Portfolio may be suitable for investors with long-term financial goals. An investment in the Portfolio is not suitable for investors with short-term financial goals. In addition, short-term market timing activity by shareholders is discouraged as such activity may result in the Portfolio being unable to invest effectively in accordance with its investment objectives and policies or being otherwise adversely affected. Shareholder activity that seems to follow a market timing strategy pattern may be disruptive to the Portfolio and may be refused. Please see the Statement of Additional Information for further information.

How has The International Equity Portfolio performed?

This bar chart and table can help you evaluate the risks of investing in the Portfolio. The Portfolio consists of two classes of shares: the original class of shares offered by the Portfolio, which will be referred to in this Prospectus as the Original Class, and the Class P. We show the return before taxes for Class P shares over the past two calendar years, as well as average annual returns for one year and since inception--with average annual returns compared to the performance of the Morgan Stanley Capital International Europe, Australasia and Far East (EAFE) Index. The Morgan Stanley Capital International EAFE Index is an international index including stocks traded on approximately 21 exchanges in Europe, Australasia and the Far East, weighted by capitalization. The index is unmanaged and does not include the actual costs of buying, selling and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future.

Year-by-year total return (The International Equity Portfolio Class P)

   The International Equity Portfolio
                Class P
        2002               -9.12%
        2003               41.29%

During the periods illustrated in the bar chart, the Portfolio's highest quarterly return was 22.43% for the quarter ended June 30, 2003 and its lowest quarterly return was -18.62% for the quarter ended September 30, 2002.


Average annual returns for periods ending 12/31/03

----------------------------------------------------------------------------------------------------
                                                                                  Since inception
The International Equity Portfolio Class P                           1 year          (11/1/01)
----------------------------------------------------------------------------------------------------
Return before taxes                                                  41.29%            14.88%
----------------------------------------------------------------------------------------------------
Return after taxes on distributions                                  41.02%            14.06%
----------------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Portfolio shares     27.51%            12.41%
----------------------------------------------------------------------------------------------------
Morgan Stanley Capital International EAFE Index
(reflects no deduction for fees, expenses, or taxes)                 38.63%             9.41%
----------------------------------------------------------------------------------------------------

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and certain other retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local taxes. Past performance, both before and after taxes, is not a guarantee of future results.

What are The International Equity Portfolio's fees and expenses?
Shareholder fees are fees paid directly from your investment when you buy or sell Class P shares.

----------------------------------------------------------------
Maximum sales charge (load) imposed on purchases as   none
a percentage of offering price
----------------------------------------------------------------
Maximum sales charge (load) imposed on reinvested     none
dividends
----------------------------------------------------------------
Purchase reimbursement fees                           none
----------------------------------------------------------------
Redemption reimbursement fees                         none
----------------------------------------------------------------
Exchange fees                                         none
----------------------------------------------------------------

Annual Portfolio operating expenses are deducted from The International Equity Portfolio Class P's assets.

------------------------------------------------------------------
Investment advisory fees                              0.75%
------------------------------------------------------------------
Distribution and service (12b-1) fees                 0.20%
------------------------------------------------------------------
Other expenses                                        0.15%
------------------------------------------------------------------
Total operating expenses                              1.10%
------------------------------------------------------------------

This example is intended to help you compare the cost of investing in Class P of the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Class P expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(1) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

----------------------------
1 year                 $112
----------------------------
3 years                $350
----------------------------
5 years                $606
----------------------------
10 years             $1,340
----------------------------

(1) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show.

ADDITIONAL INVESTMENT INFORMATION

The Portfolio's investment objective is non-fundamental. This means the Board of Trustees may change the objective without obtaining shareholder approval. If there was a material change to the Portfolio's objective, we would notify shareholders before the change became effective. The following chart gives a brief description of the securities in which the Portfolio may invest. The Portfolio may also invest in a broad selection of other securities consistent with its investment objective and policies. Please see the Statement of Additional Information for additional descriptions and risk information on these investments as well as other investments for the Portfolio.

------------------------------------------------------------------------------------------------------------------------------
Securities                                               How we use them
-------------------------------------------------------- ---------------------------------------------------------------------
Common Stocks: Securities that represent shares of       The Portfolio focuses its investments on common stocks, some of
ownership in a corporation. Stockholders participate     which will be dividend paying stocks.
in the corporation's profits and losses indirectly, as
the value of a corporation's shares tends to change as
the corporation's earnings fluctuate.
-------------------------------------------------------- ---------------------------------------------------------------------
Convertible Securities: Usually preferred stocks or      The Portfolio may invest a portion of its assets in convertible
corporate bonds that can be exchanged for a set number   securities in any industry.
of shares of common stock at a predetermined price.
These securities offer higher appreciation potential than
nonconvertible bondsand greater income potential than
nonconvertible preferred stocks.
-------------------------------------------------------- ---------------------------------------------------------------------
American Depositary Receipts (ADRs), European            The Portfolio may invest in sponsored and unsponsored ADRs. The
Depositary Receipts (EDRs), and Global Depositary        Portfolio may also invest in sponsored and unsponsored EDRs and
Receipts (GDRs): ADRs are receipts issued by a U.S.      GDRs.
depositary (usually a U.S. bank) and EDRs and GDRs are
receipts issued by a depositary outside of the U.S.
(usually a non-U.S. bank or trust company or a foreign
branch of a U.S. bank). Depositary receipts represent
an ownership interest in an underlying security that
is held by the depositary. Generally, the underlying
security represented by an ADR is issued by a foreign
issuer and the underlying security represented by an
EDR or GDR may be issued by a foreign or U.S. issuer.
Sponsored depositary receipts are issued jointly by
the issuer of the underlying security and the
depositary, and unsponsored depositary receipts are
issued by the depositary without the participation of
the issuer of the underlying security. Generally, the
holder of the depositary receipt is entitled to all
payments of interest, dividends or capital gains that
are made on the underlying security.
-------------------------------------------------------- ---------------------------------------------------------------------
Corporate Bonds:  Debt obligations issued by a           The Portfolio may invest up to 15% of its assets in foreign debt
corporation.                                             instruments when attractive opportunities are available.

-------------------------------------------------------- ---------------------------------------------------------------------
Foreign Government Securities: Debt issued by a          The fixed-income securities in which the Portfolio may invest
government other than the United States or by an         include those issued by foreign governments.
agency, instrumentality or political subdivision of
such governments.

-------------------------------------------------------- ---------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Securities                                               How we use them
-------------------------------------------------------- ---------------------------------------------------------------------
U.S. Government Securities: U.S. Treasury securities     The Portfolio may  invest in U.S. government securities for
are backed by the "full faith and credit" of the         temporary purposes or otherwise, as is consistent with its
United States. Securities issued or guaranteed by        investment objective and policies.  These securities are issued or
federal agencies and U.S. government sponsored           guaranteed as to the payment of principal and interest by the U.S.
instrumentalities may or may not be backed by the        government, or by various agencies or instrumentalities which have
"full faith and credit" of the United States. In the     been established or sponsored by the U.S. government.
case of securities not backed by the "full faith and
credit" of the United States, investors in such
securities look principally to the agency or
instrumentality issuing or guaranteeing the obligation
for ultimate repayment.

-------------------------------------------------------- ---------------------------------------------------------------------
Repurchase Agreements: An agreement between a buyer,     While the Portfolio is permitted to do so, it normally does not
such as the Portfolio, and a seller of securities in     invest in repurchase agreements except to invest cash balances or
which the seller agrees to buy the securities back       for temporary defensive purposes. In order to enter into these
within a specified time at the same price the buyer      repurchase agreements, the Portfolio must have collateral of at
paid for them, plus an amount equal to an agreed upon    least 102% of the repurchase price. The Portfolio will only enter
interest rate. Repurchase agreements are often viewed    into repurchase agreements in which the collateral is comprised of
as equivalent to cash.                                   U.S. government securities. The Portfolio may invest no more than
                                                         10% of net assets in repurchase agreements having a maturity in excess of seven days.

-------------------------------------------------------- ---------------------------------------------------------------------
Restricted Securities: Privately placed securities       The Portfolio may invest in restricted securities, including
whose resale is restricted under securities law.         securities eligible for resale without registration pursuant to
                                                         Rule 144A under the Securities Act of 1933. To the extent
                                                         restricted securities are illiquid, the Portfolio will limit its investments in them in accordance with its policy concerning illiquid securities. See "Illiquid Securities" below.

-------------------------------------------------------- ---------------------------------------------------------------------
Illiquid Securities: Securities that do not have a       The Portfolio may invest no more than 10% of net assets in illiquid
ready market, and cannot be easily sold within seven     securities.
days at approximately the price that the Fund has
valued them. Illiquid securities include repurchase
agreements maturing in more than seven days.

-------------------------------------------------------- ---------------------------------------------------------------------
Short-Term Debt Investments: These instruments include   The Portfolio may invest in these instruments either as a means to
(1) time deposits, certificates of deposit and bankers   achieve its investment objective or, more commonly, as temporary
acceptances issued by a U.S. commercial bank; (2)        defensive investments or pending investment in the Portfolio's
commercial paper of the highest quality rating; (3)      principal investment securities.  When investing all or a
short-term debt obligations with the highest quality     significant portion of the Portfolio's assets in these instruments,
rating; (4) U.S. government securities; and (5)          the Portfolio may not be able to achieve its investment objective.
repurchase agreements collateralized by those
instruments.

-------------------------------------------------------- ---------------------------------------------------------------------
Time Deposits: Time deposits are non-negotiable          Time deposits maturing in more than seven days will not be
deposits maintained in a banking institution for a       purchased by the Portfolio, and  time deposits maturing from two
specified period of time at a stated interest rate.      business days through seven calendar days will not exceed 10% of the total assets of the Portfolio.

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Securities                                               How we use them
-------------------------------------------------------- ---------------------------------------------------------------------
When-Issued and Delayed-Delivery Securities: In these    The Portfolio may purchase securities on a when-issued or delayed
transactions, instruments are purchased with payment     delivery basis. The Portfolio may not enter into when-issued
and delivery taking place in the future in order to      commitments exceeding, in the aggregate, 15% of the market value of
secure what is considered to be an advantageous yield    the Portfolio's total assets less liabilities other than the
or price at the time of the transaction. The payment     obligations created by these commitments. The Portfolio will
obligations and the interest rates that will be          designate cash or securities in amounts sufficient to cover its
received are each fixed at the time a Portfolio enters   obligations, and will value the designated assets daily.
into the commitment and no interest accrues to the
Portfolio until settlement. Thus, it is possible that
the market value at the time of settlement could be
higher or lower than the purchase price if the general
level of interest rates has changed.

-------------------------------------------------------- ---------------------------------------------------------------------
Securities Lending: These transactions involve the       The Portfolio may loan up to 25% of its assets to qualified
loan of securities owned by the Portfolio to qualified   brokers/dealers or institutional investors.  These transactions, if
dealers and investors for their use relating to          any, may generate additional income for the Portfolio.
short-sales or other securities transactions.

-------------------------------------------------------- ---------------------------------------------------------------------
Borrowing From Banks:  The Portfolio may have            The Portfolio may borrow money as a temporary measure or to
pre-existing arrangements with banks that permit them    facilitate redemptions. The Portfolio has no intention of
to borrow money from time to time.                       increasing its net income through borrowing.

-------------------------------------------------------- ---------------------------------------------------------------------
Foreign Currency Transactions:  The Portfolio will       Although the Portfolio values its assets daily in terms of U.S.
invest in securities of foreign issuers and may hold     dollars, it does not intend to convert its holdings of foreign
foreign currency. In addition, the Portfolio may enter   currencies into U.S. dollars on a daily basis. The Portfolio may,
into contracts to purchase or sell foreign currencies    however, from time to time, purchase or sell foreign currencies
at a future date (i.e., a "forward foreign currency"     and/or engage in forward foreign currency transactions in order to
contract or "forward" contract). A forward contract      expedite settlement of Portfolio transactions and to minimize
involves an obligation to purchase or sell a specific    currency value fluctuations.
currency at a future date, which may be any fixed
number of days from the date of the contract, agreed
upon by the parties, at a price set at the time of the
contract. The Portfolio may enter into forward
contracts to "lock-in" the price of a security it has
agreed to purchase or sell, in terms of U.S. dollars
or other currencies in which the transaction will be
consummated.

------------------------------------------------------------------------------------------------------------------------------

RISK FACTORS

An investment in the Portfolio entails certain risks and considerations about which an investor should be aware. The following chart gives a brief description of some of the risks of investing in the Portfolio. Please see the Statement of Additional Information for additional descriptions and risk information.

----------------------------------------------------------------------------------------------------------------------------
Risks                                                    How we strive to manage them
-------------------------------------------------------- -------------------------------------------------------------------
Foreign Risk is the risk that foreign securities may     The Portfolio will invest in securities of foreign issuers, which
be adversely affected by political instability,          normally are denominated in foreign currencies, and may hold
changes in currency exchange rates, foreign economic     foreign currencies directly.  We attempt to reduce the risks
conditions or inadequate regulatory and accounting       presented by such investments by conducting world-wide
standards. In addition, there is the possibility of      fundamental research with an emphasis on company visits.  In
expropriation, nationalization or confiscatory           addition, we monitor current economic and market conditions and
taxation, taxation of income earned in foreign nations   trends, the political and regulatory environment and the value of
or other taxes imposed with  respect to investments in   currencies in different countries in an effort to identify the
foreign nations, foreign exchange controls, which may    most attractive countries and securities.  Additionally, when
include suspension of the ability to transfer currency   currencies appear significantly overvalued compared to average
from a given country, and default in foreign             real exchange rates, the Portfolio may hedge exposure to those
government securities.  As a result of these factors,    currencies for defensive purposes.
foreign securities markets may be less liquid and more
volatile than U.S. markets and the Portfolio may
experience difficulties and delays in converting
foreign currencies back into U.S. dollars.  Such
events may cause the value of certain foreign
securities to fluctuate widely and may make it
difficult to accurately value foreign securities.

Several European countries began participating in the European Economic and Monetary Union, which has established a common currency for participating countries. This currency is commonly known as the "Euro." The long-term consequences of the Euro conversion for foreign exchange rates, interest rates and the value of European securities in which the Portfolio may invest are unclear. The consequences may adversely affect the value and/or increase the volatility of securities held by the Portfolio.

-------------------------------------------------------- -------------------------------------------------------------------
Currency Risk is the risk that the value of an           The Portfolio may be affected by changes in currency rates and
investment may be negatively affected by changes in      exchange control regulations and may incur costs in connection
foreign currency exchange rates. Adverse changes in      with conversions between currencies. To hedge this currency risk
exchange rates may reduce or eliminate any gains         associated with investments in non-U.S. dollar denominated
produced by investments that are denominated in          securities, the Portfolio may invest in forward foreign currency
foreign currencies and may increase losses.              contracts. Those activities pose special risks which do not typically arise in connection with investments in U.S.
                                                         securities.

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
Risks                                                    How we strive to manage them
-------------------------------------------------------- -------------------------------------------------------------------
Market Risk is the risk that all or a majority of the    The value of the Portfolio's holdings, whether equity or
securities in a certain market-like the stock or bond    fixed-income in orientation, fluctuates in response to events
market-will decline in value because of factors such     affecting markets. In a declining market environment, the value
as economic conditions, future expectations or           of the Portfolio's securities will generally decline as well. We
investor confidence.                                     maintain a long-term approach and focus on securities that we believe can continue to provide returns over an extended period of time regardless of these interim market fluctuations.
                                                         Generally, we do not try to predict overall market movements or trade for short-term purposes.

-------------------------------------------------------- -------------------------------------------------------------------
Industry and Security Risk is the risk that the value    We limit the amount of the Portfolio's assets invested in any one
of securities in a particular industry or the value of   industry, as is consistent with that Portfolio's investment
an individual stock or bond will decline because of      objective. To seek to reduce these risks for the Portfolio, we
changing expectations for the performance of that        limit investments in any individual security and we follow a
industry or for the individual company issuing the       rigorous selection process before choosing securities for the
stock or bond. Portfolios that concentrate their         Portfolio.
investments in a particular industry or individual
security are considered to be subject to greater risks
than Portfolios that are not concentrated.

-------------------------------------------------------- -------------------------------------------------------------------
Interest Rate Risk is the risk that securities,          The Portfolio may be subject to various interest rate risks. We
particularly bonds with longer maturities, will          cannot eliminate that risk, but we do try to address it by
decrease in value if interest rates rise and increase    monitoring economic conditions, especially interest rate trends
in value if interest rates fall.                         and their potential impact on the Portfolio. The Portfolio limits its investments in foreign fixed-income securities to no more than 15% of its assets and uses such investments on a limited basis when we believe that foreign fixed-income securities offer attractive opportunities relative to those offered through equity securities or short-term investments.

-------------------------------------------------------- -------------------------------------------------------------------
Emerging Markets Risk is the possibility that the        The Portfolio may invest a portion of its assets in securities of
risks associated with international investing will be    issuers located in emerging markets. The Portfolio cannot
greater in emerging markets than in more developed       eliminate these risks but will attempt to reduce these risks
foreign markets because, among other things, emerging    through portfolio diversification, credit analysis, and attention
markets may have less stable political and economic      to trends in the economy, industries and financial markets and
environments. In addition, in many emerging markets,     other relevant factors.
there is substantially less publicly available
information about issuers and the information that is
available tends to be of a lesser quality. Economic
markets and structures tend to be less mature and
diverse and the securities markets which are subject to
less government regulation or supervision may also be
smaller, less liquid and subject to greater price
volatility.

-------------------------------------------------------- -------------------------------------------------------------------
Liquidity Risk is the possibility that securities        We limit the Portfolio's exposure to illiquid securities as
cannot be readily sold within seven days at              described under "Additional Investment Information - Illiquid approximately the price that the Portfolio values them.  Securities."


-------------------------------------------------------- -------------------------------------------------------------------
Transaction costs risk is the risk that the cost of      The Portfolio is subject to transaction costs risk. We strive to
buying, selling and holding foreign securities,          monitor transaction costs and to choose an efficient trading
including brokerage, tax and custody costs, may be       strategy for the Portfolio.
higher than those involved in domestic transactions.
----------------------------------------------------------------------------------------------------------------------------

Management of the Fund

Trustees

The business and affairs of the Portfolio are managed under the direction of the Fund's Board of Trustees. See the Fund's Statement of Additional Information for additional information about the Fund's officers and trustees.

Portfolio Managers

Fiona A. Barwick
Senior Portfolio Manager - Delaware International Advisers Ltd.
Ms. Barwick is a graduate of University College, London. She joined Delaware International Advisers Ltd. (Delaware International) in the Spring of 1993 to cover the Pacific Basin markets. Prior to joining Delaware International, she spent three years at Touche Remnant & Co. in London as an assistant portfolio manager and research analyst. Ms. Barwick has managed The International Equity Portfolio since October 1999.

Elizabeth A. Desmond
Director/Senior Portfolio Manager/Regional Research Director - Delaware International Advisers Ltd. Ms. Desmond is a graduate of Wellesley College and the masters program in East Asian studies at Stanford University. After working for the Japanese government for two years, she began her investment career as a Pacific Basin investment manager with Shearson Lehman Global Asset Management. Prior to joining Delaware International in the Spring of 1991, she was a Pacific Basin equity analyst and senior portfolio manager at Hill Samuel Investment Management Ltd. Ms. Desmond is a CFA charterholder. Ms. Desmond has managed The International Equity Portfolio since October 1999.

Clive A. Gillmore
Deputy Managing Director/Senior Portfolio Manager - Delaware International Advisers Ltd. A graduate of the Warwick University, England, and the London Business School Investment Program, Mr. Gillmore joined Delaware International in 1990 after eight years of investment experience. His most recent position prior to joining Delaware International was as a Pacific Basin equity analyst and senior portfolio manager for Hill Samuel Investment Management Ltd. Prior to that, Mr. Gillmore was an analyst and portfolio manager for Legal and General Investment in the United Kingdom. Mr. Gillmore has managed The International Equity Portfolio since March 1999.

Nigel G. May
Director/Senior Portfolio Manager/Regional Research Director - Delaware International Advisers Ltd. Mr. May is a graduate of Sidney Sussex College, Cambridge. Prior to joining Delaware International in 1991, he had been with Hill Samuel Investment Management Group for five years. Mr. May has managed The International Equity Portfolio since January 2001.

David G. Tilles
Managing Director/Chief Executive Officer/Chief Investment Officer - Delaware International Advisers Ltd. Mr. Tilles was educated at the Sorbonne, Warwick University and Heidelberg University. Prior to joining Delaware International in 1990 as Managing Director and Chief Investment Officer, he spent 16 years with Hill Samuel Investment Management Group in London, serving in a number of investment capacities. His most recent position prior to joining Delaware International was Chief Investment Officer of Hill Samuel Investment Management Ltd.

Investment Advisers

Delaware International Advisers Ltd. ("Delaware International") furnishes investment advisory services to The International Equity Portfolio. Delaware International commenced operations as a registered investment adviser in December 1990.

Delaware International has entered into an Investment Advisory Agreement with the Fund on behalf of the Portfolio. Under the Agreement, Delaware International, subject to the control and supervision of the Fund's Board of Trustees and in conformance with the stated investment objective and policies of the Portfolio, manages the investment and reinvestment of the assets of the Portfolio. In this regard, it is Delaware International's responsibility to make investment decisions for the Portfolio. Delaware International was paid an aggregate fee for the last fiscal year of 0.75% of the Portfolio's average daily net assets.

Delaware International is an indirect subsidiary, and subject to the ultimate control, of Lincoln National Corporation ("Lincoln National"). Lincoln National, with headquarters in Philadelphia, Pennsylvania, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management. Delaware International's address is 3rd Floor, 80 Cheapside, London, England EC2V 6EE.

From time to time, certain institutional separate accounts advised by Delaware International or by other advisers affiliated with Delaware International, may invest in the Portfolio. The Portfolio may experience relatively large investments or redemptions as a result of institutional separate accounts either purchasing or redeeming the Portfolio's shares. These transactions may affect the Portfolio, since the Portfolio may be required to sell portfolio securities to meet any such redemptions, and the Portfolio will need to invest any cash that it receives as a result of such purchases. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent the Portfolio may be required to sell securities or invest cash at times when it would not otherwise do so. Delaware International is committed to minimizing the impact of such transactions on the Portfolio. In addition, Delaware International and its affiliated advisers, as advisers to the institutional separate accounts, are also committed to minimizing the impact on the Portfolio to the extent it is consistent with pursuing the investment objectives of the institutional separate accounts.

Administrator

Delaware Service Company, Inc. ("DSC"), an affiliate of Delaware International and also an indirect subsidiary of Lincoln National, provides the Fund with administrative services pursuant to the Shareholders Services Agreement with the Fund on behalf of the Portfolio. The services provided under the Shareholders Services Agreement are subject to the supervision of the officers and trustees of the Fund, and include day-to-day administration of matters related to the legal existence of the Fund, maintenance of its records, preparation of reports, supervision of the Fund's arrangements with its Custodian Bank, and assistance in the preparation of the Fund's registration statements under Federal and State laws. The Shareholders Services Agreement also provides that DSC will provide the Fund with dividend disbursing and transfer agent services. DSC is located at 2005 Market Street, Philadelphia, PA 19103-7094. For its services under the Shareholders Services Agreement, the Fund pays DSC an annual asset based fee, payable monthly. DSC also provides accounting services to the Fund pursuant to the terms of a separate Fund Accounting Agreement.

Distributor

Delaware Distributors, L.P. ("DDLP"), 2005 Market Street, Philadelphia, PA 19103-7094, serves as the Distributor of the shares of the Portfolio. Under its Distribution Agreement with the Fund on behalf of the Portfolio, DDLP sells shares of the Portfolio upon the terms and at the current offering price described in this Prospectus. DDLP is not obligated to sell any certain number of shares of the Portfolio. DDLP is an affiliate of Delaware International and DSC, and also an indirect subsidiary of Lincoln National.

The Fund has adopted a Plan, on behalf of Class P, under Rule 12b-1 of the Investment Company Act of 1940, as amended, that allows Class P to pay distribution and service fees for the sale and distribution of its shares and for services provided with respect to shareholder accounts. The distribution and service fees may be retained by DDLP or used by DDLP in a manner determined to be appropriate to help offset the cost of shareholder and plan recordkeeping. Because these fees are paid out of Class P's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Custodian Bank

JPMorgan Chase Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245 serves as custodian for the Portfolio.

Independent Auditors

Ernst & Young LLP, 2001 Market Street, Suite 4000, Philadelphia, PA 19103, serves as independent auditors for the Fund.


                              SHAREHOLDER SERVICES

The shareholder services described in this section are generally provided to the sponsor or trustee of the defined contribution plan that has invested in Class P Shares on behalf of the participants in the plan. Participants in a defined contribution plan that has invested in Class P Shares should contact their employer (or the party designated by their employer) for information about their investment in Class P Shares or their investment options.

Reports and Other Services. The Fund will provide shareholders with the following information:

o   Audited annual financial reports.

o   Unaudited semi-annual financial reports.

o Detailed monthly appraisals of the status of their account and a complete review of portfolio assets, performance results and other pertinent data.

A dedicated telephone number, 800 509-3863, is available for inquiries from plan sponsors during normal business hours. The net asset values for the P Class of the Portfolio may also be obtained by calling this number. Written correspondence should be addressed to:

                           Delaware Investments
                           2005 Market Street
                           Philadelphia, PA 19103-7094
                           Attention: Special Services

Participants in a defined contribution plan that has invested in Class P Shares should contact their plan's recordkeeper for information about their account.

Exchange Privilege

Class P Shares of the Portfolio may be exchanged for Class A or Institutional Class shares of the other funds in the Delaware Investments Family of Funds based on the respective net asset values of the shares involved. In addition, Class A and Institutional Class shares of other funds in the Delaware Investments Family of Funds may be exchanged for Class P Shares of the Portfolio, subject to satisfying the Class P Shares' eligibility requirements described below. An exchange would be considered a taxable event in instances where a shareholder is subject to tax. Defined contribution plans are generally not subject to tax and participants in a defined contribution plan are generally not subject to tax until they make a withdrawal from their plan account. The Fund reserves the right to suspend or terminate, or amend the terms of, the exchange privilege upon 60 days' written notice to shareholders.

Exchange requests made on behalf of participants in a defined contribution plan are made in accordance with directions provided by the employer. Employees should therefore contact their employer for details.

Plan sponsors should call the Fund for further information on how to exchange. Class A and Institutional Class in the other funds in the Delaware Investments Family of Funds have certain eligibility requirements and a determination as to which class of such other funds will be made available to a Class P Shareholder wishing to make an exchange will be based on satisfying the eligibility requirements.

                             HOW TO PURCHASE SHARES

Class P Shares of the Portfolio are offered directly to defined contribution plans making an initial investment of $5 million or more or to plans not meeting the minimum initial investment criteria but in which total assets in the plan equal or exceed $100 million. Plan sponsors will be asked to certify as to the plan's eligibility to invest in the P Class when opening an account.

Investment instructions given on behalf of participants in an employer-sponsored retirement plan are made in accordance with directions provided by the employer. Employees considering purchasing shares of the Portfolio as part of their retirement program should contact their employer for details.

Purchase Price. Shares may be purchased by eligible investors at the Portfolio's net asset value per share (NAV), which is normally calculated as of the close of the New York Stock Exchange's (NYSE) regular trading hours (ordinarily 4:00 P.M. Eastern Time) every day the exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by the Fund.

In-Kind Purchases. Eligible investors in the Portfolio may, under certain circumstances, be required to make their investments in the Portfolio pursuant to instructions of the Fund, by a contribution of securities in-kind to the Portfolio or by following another procedure that will have the same economic effect as an in-kind purchase. In either case, such investors will be required to pay the brokerage or other transaction costs arising in connection with acquiring the subject securities. At such time as the Fund receives appropriate regulatory approvals to do so in the future, under certain circumstances, the Fund may, at its sole discretion, allow eligible investors who have an existing investment counseling relationship with Delaware International or an affiliate of Delaware International to make investments in the Portfolio by a contribution of securities in-kind to the Portfolio.

Institutions proposing to invest an amount which at the time they telephone the Fund would constitute 5% or more of the assets of the Portfolio will, under normal circumstances, be required to make purchases by tendering securities in which the Portfolio otherwise would invest or, by following another procedure that will have the same economic effect as an in-kind purchase. In either case, an investor that is required to purchase shares pursuant to those procedures will be required to pay the brokerage or other transaction costs of acquiring the subject securities. Prospective investors will be notified when they telephone the Fund whether their investment must be made in-kind or by such other procedure and, if in-kind, what securities must be tendered.

The purchase price per share for investors purchasing shares by an in-kind procedure shall be the net asset value next determined after acceptance by the Portfolio of the investor's purchase order. Investors wishing to make an investment by a contribution of securities in-kind should contact the Fund to determine whether the Portfolio's adviser will agree to accept the investor's proposed in-kind contribution and, if so, to make appropriate arrangements to settle the transaction. The assets provided to the Portfolio pursuant to these procedures shall be valued consistent with the same valuation procedures used to calculate the Portfolio's NAV. See "Valuation of Shares." Investors required to follow these procedures should contact the Fund at 800 509-3863 for further information.

How to Purchase Shares By Federal Funds Wire

Purchases of shares of the Portfolio may be made by having your bank wire Federal Funds to Bank of New York as described below. In order to ensure prompt receipt of your Federal Funds Wire and processing of your purchase order, it is important that the following steps be taken:

o First, telephone the Fund at 800 509-3863 and provide us with the account name, address, telephone number, Tax Identification Number, the amount being wired and by which bank and which specific branch, if applicable. We will provide you with a Fund account number.

o Second, complete the Account Registration Form and fax it to Special Services Department at 267 256-8990. The original should be mailed to:

                           Delaware Investments
                           2005 Market Street
                           Philadelphia, PA 19103-7094
                           Attn: Special Services

o Third, instruct your bank to wire the specified amount of Federal Funds to Bank of New York, ABA #021000018, Bank Account #8900403748. The funds should be sent to the attention of Delaware Pooled Trust (be sure to have your bank include a reference to the International Equity Portfolio Class P, the account number assigned to you and your account name). Federal Funds purchase orders will be accepted only on a day on which the Fund, the NYSE, Bank of New York and JPMorgan Chase Bank, the Fund's custodian, are open for business.

How to Purchase Shares By Mail

Purchases of shares of the Portfolio may also be made by mailing a check payable to The International Equity Portfolio Class P to the above address. Please be sure to complete the Account Registration Form and deliver it along with your check.

Additional Investments

You may add to your account at any time and in any amount. Procedures are the same as those to be followed for a new account.

                              REDEMPTION OF SHARES

Redemption requests made on behalf of participants in an employer-sponsored retirement plan are made in accordance with directions provided by the employer. Employees should therefore contact their employer for details.

You may withdraw all or any portion of the amount in your account by redeeming shares at any time by submitting a request in accordance with the instructions provided below.

The proceeds of any redemption may be more or less than the purchase price of your shares depending on the market value of the investment securities held by the Portfolio. Shares of the Portfolio may, under certain circumstances, be required to be redeemed in-kind in portfolio securities, as noted below.

By Mail or Fax Message

The Portfolio will redeem its shares at the NAV next determined after the request is received in "good order." "Good order" for purposes of mail or facsimile message redemptions means that the request to redeem must include the following documentation:

o A letter of instruction specifying the number of shares or dollar amount to be redeemed signed by the appropriate corporate or organizational officer(s) exactly as it appears on the Account Registration Form.

o If you wish to change the name of the commercial bank or account designation to receive the redemption proceeds as provided in the Account Registration Form, a separate written request must be submitted to the Fund at the address listed below. Under certain circumstances, the Fund may require that a signature guarantee accompany your request. Copies of the request must be sent to both the current commercial bank and the new designee bank. Prior to redemption, the Fund will telephonically confirm the change with both the current and the new designee banks. Further clarification of these procedures can be obtained by calling the Fund.

                              Send your requests to:
                              Delaware Investments
                              Attn: Special Services
                              2005 Market Street
                              Philadelphia, PA 19103-7094
                              Fax # 267 256-8990



By Telephone

o If you have previously elected the Telephone Redemption Option on the Account Registration Form, you can request a redemption of your shares by calling the Fund at 1.800.509.3863 and requesting the redemption proceeds be wired to the commercial bank or account designation identified on the Account Registration Form.

o Shares cannot be redeemed by telephone if stock certificates are held for those shares or in instances when the special in-kind redemption procedures are triggered, as described below. Please contact the Fund for further details.

o Redemption requests will be priced at the NAV next determined after the request is received.

o The Fund will provide written confirmation for all purchase, exchange and redemption transactions initiated by telephone.

o To change the name of the commercial bank or account designated to receive the redemption proceeds, a written request must be sent to the Fund at the address above. Requests to change the bank or account designation must be signed by the appropriate person(s) authorized to act on behalf of the shareholder. Under certain circumstances, the Fund may require that a signature guarantee accompany your request.

o In times of drastic market conditions, the telephone redemption option may be difficult to implement. If you experience difficulty in making a telephone redemption, your request may be made by mail or facsimile message, pursuant to the procedures described above.

o The Fund's telephone redemption privileges and procedures may be modified or terminated by the Fund only upon written notice to the Fund's client shareholders.

With respect to such telephone transactions, the Fund will ensure that reasonable procedures are used to confirm that instructions communicated by telephone are genuine as, if it does not, the Fund or Delaware Service Company, Inc. may be liable for any losses due to unauthorized or fraudulent transactions. Neither the Fund, the Portfolio nor the Fund's transfer agent, Delaware Service Company, Inc., is responsible for any losses incurred in acting upon written or telephone instructions for redemption or exchange of Portfolio shares which are reasonably believed to be genuine.

Redemptions In-Kind or Similar Procedures. Institutions proposing to redeem an amount which, at the time they notify the Fund of their intention to redeem (as described below), would constitute 5% or more of the assets of the Portfolio will, under normal circumstances, and if applicable law permits, be required to accept their redemption proceeds in-kind in Portfolio securities, unless they elect another procedure which will have the same economic effect as an in-kind redemption. In either case, an investor that is required to redeem shares pursuant to this election will bear the brokerage or other transaction costs of selling the Portfolio securities representing the value of their redeemed shares.

Eligible investors who have an existing investment counseling relationship with Delaware International, or its affiliates, will not be subject to the Fund's in-kind redemption requirements until such time as the Fund receives appropriate regulatory approvals to permit such redemptions for the account of such eligible investors.

Important Redemption Information. Because the Fund's shares are sold to institutions with a relatively high investment minimum, Fund shareholders likely will hold a significant number of Fund shares. For this reason, the Fund requests that shareholders proposing to make a large redemption order give the Fund at least ten days advance notice of any such order. This request can easily be satisfied by calling the Fund at 800 509-3863, and giving notification of your future intentions.

Once a formal redemption order is received, the Fund, in the case of redemptions to be made in cash, normally will make payment for all shares redeemed under this procedure within three business days of receipt of the order. In no event, however, will payment be made more than seven days after receipt of a redemption request in good order. The Fund may suspend the right of redemption or postpone the date at times when the NYSE is closed, or under any emergency circumstances as determined by the Securities and Exchange Commission ("Commission").

As noted above, or if the Fund otherwise determines that it would be detrimental to the best interests of the remaining shareholders of the Portfolio to make payment wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of securities held by the Portfolio in lieu of cash in conformity with applicable rules of the Commission. Investors may incur brokerage charges on the sale of Portfolio securities so received in payment of redemptions.

Due to the relatively high cost of maintaining shareholder accounts, the Fund reserves the right to redeem shares in the Portfolio if the value of the holdings of a plan in the Portfolio is below $500,000. The Fund, however, will not redeem shares based solely upon market reductions in net asset value. If the Fund intends to take such action, a plan would be notified and given 90 days to make alternative plans before the redemption is processed.

                               VALUATION OF SHARES

The net asset value per share (NAV) of the Portfolio is determined by dividing the total market value of the Portfolio's investments and other assets, less any liabilities, by the total outstanding shares of the Portfolio. NAV per share is normally determined as of the close of regular trading on the NYSE (ordinarily 4:00 p.m. Eastern Time) on each day the NYSE is open for business.

Securities listed on a foreign exchange are generally valued at the last quoted sale price at the close of the exchange on which the security is primarily traded or at the last quoted sales price available at the time when net assets are valued. Securities listed on a U.S. securities exchange for which market quotations are available are normally valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted domestic equity securities are normally valued at the last sale price as of the close of the NYSE. Domestic equity securities traded over-the-counter and domestic equity securities which are not traded on the valuation date are valued at the mean of the bid and asked price or at a price determined to represent fair value.

U.S. government securities are normally priced at the mean of the bid and ask price. Corporate bonds and other fixed-income securities are generally valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Securities with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. For other assets and securities for which no quotations are readily available (including restricted securities) we use methods approved by the Fund's Board of Trustees that are designed to price securities at their fair market value.

For purposes of calculating NAV, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the exchange rate of such currencies against the U.S. dollar as provided by an independent pricing service or any major financial institution, including JPMorgan Chase Bank, the Fund's custodian.

Foreign securities may trade on weekends or other days when the Fund does not price its shares. While the value of the Fund's assets may change on these days, you will not be able to purchase or redeem Fund shares.

                    DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

The International Equity Portfolio expects to declare and distribute all of its net investment income, if any, to shareholders as dividends annually.

Net capital gains, if any, will be distributed annually. Unless a shareholder elects to receive dividends and capital gains distributions in cash, all dividends and capital gains distributions will be automatically paid in additional shares at net asset value of the Portfolio.

In addition, in order to satisfy certain distribution requirements of the Tax Reform Act of 1986, the Portfolio may declare special year-end dividend and capital gains distributions during November and December to shareholders of record on a date in such month. Such distributions, if received by shareholders by January 1, are deemed to have been paid by the Portfolios and received by shareholders on the earlier of the date paid or December 31 of the prior year.

On May 28, 2003, President Bush signed into law the Jobs and Growth Tax Relief Reconciliation Act of 2003, which changes the tax rates on certain types of distributions. We urge you to consult your tax advisor about your particular tax situation and how it might be affected by the new tax law. The tax status of your dividends from the Portfolio is the same whether you reinvest your dividends or receive them in cash.

Distributions from the Portfolio's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. The new tax law reduces the tax rate on certain qualifying dividends and long-term capital gains.

You also may be subject to state and local taxes on distributions.

                                      TAXES

General

The Portfolio intends to distribute substantially all of its net investment income and net capital gains. Dividends from net investment income or net short-term capital gains will be taxable to those investors who are subject to income taxes as ordinary income, whether received in cash or in additional shares.

Distributions paid by the Portfolio from long-term capital gains, whether received in cash or in additional shares, are taxable to those investors who are subject to income taxes as long-term capital gains, regardless of the length of time an investor has owned shares in the Portfolio. The Portfolio does not seek to realize any particular amount of capital gains during a year; rather, realized gains are a by-product of Portfolio management activities. Consequently, capital gains distributions may be expected to vary considerably from year to year. Also, for those investors subject to tax, if purchases of shares in the Portfolio are made shortly before the record date for a dividend or capital gains distribution, a portion of the investment will be returned as a taxable distribution.

The sale of shares of the Portfolio is a taxable event and may result in a capital gain or loss to shareholders subject to tax. Capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two portfolios of a mutual fund). Any loss incurred on the sale or exchange of the shares of the Portfolio, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

Additionally, the Fund is required to withhold 31% of taxable dividend capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. You may avoid this withholding requirement by certifying on your Account Registration Form your proper Taxpayer Identification Number and by certifying that you are not subject to backup withholding.

Foreign Taxes

The Portfolio may elect to "pass-through" to its shareholders the amount of foreign income taxes paid by the Portfolio. The Portfolio will make such an election only if it deems it to be in the best interests of its shareholders. If this election is made, shareholders subject to income tax of the Portfolio will be required to include in their gross income their pro-rata share of foreign taxes paid by the Portfolio. However, shareholders will be able to treat their pro-rata share of foreign taxes as either an itemized deduction or a foreign tax credit (but not both) against U.S. income taxes on their tax return.

The tax discussion set forth above is included for general information only. Prospective investors should consult their own tax advisers concerning the federal, state, local or foreign tax consequences of an investment in the Fund. Additional information on tax matters is included in the Statement of Additional Information.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Portfolio's financial performance. All "per share" information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio, assuming the reinvestment of all dividends and distributions. This information has been audited by Ernst & Young LLP, whose report, along with the Portfolio's financial statements, is included in the Portfolio's annual report, which is available upon request by calling 800 523-1918.

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                                                                 The International Equity Portfolio
                                                                                            Class P
                                                                                         Year ended
                                                                                              10/31
                                                                          2003              2002(1)
---------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $11.780              $12.710

Income (loss) from investment operations:
Net investment income(2)                                                 0.345                0.235
Net realized and unrealized gain (loss) on investments and
  foreign currencies                                                     2.896               (0.872)
                                                                       -------              -------
Total from investment operations                                         3.241               (0.637)
                                                                       -------              -------

Less dividends and distributions from:
Net investment income                                                   (0.230)              (0.293)
Net realized gain on investments                                        (0.061)                   -
                                                                       -------              -------
Total dividends and distributions                                       (0.291)              (0.293)
                                                                       -------              -------

Net asset value, end of period                                         $14.730              $11.780
                                                                       =======              =======

Total return(3)                                                         28.26%               (5.19%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                    $12                   $9
Ratio of expenses to average net assets                                  1.10%                1.11%
Ratio of net investment income to average net assets                     2.73%                1.81%
  Portfolio turnover                                                        6%                  10%
---------------------------------------------------------------------------------------------------

(1) The International Equity Portfolio Class P commenced operations on November 1, 2001.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

                               APPENDIX A--RATINGS

Bonds

Excerpts from Moody's description of its bond ratings: Aaa--judged to be the best quality. They carry the smallest degree of investment risk; Aa--judged to be of high quality by all standards; A--possess favorable attributes and are considered "upper medium" grade obligations; Baa--considered as medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; Ba--judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B--generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; Caa--are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca--represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C--the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Excerpts from S&P's description of its bond ratings: AAA--highest grade obligations. They possess the ultimate degree of protection as to principal and interest; AA--also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in a small degree; A--strong ability to pay interest and repay principal although more susceptible to changes in circumstances; BBB--regarded as having an adequate capacity to pay interest and repay principal; BB, B, CCC, CC--regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions; C--reserved for income bonds on which no interest is being paid; D--in default, and payment of interest and/or repayment of principal is in arrears.

Excerpts from Fitch's description of its bond ratings: AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events; AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+; A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings; BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings; BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements; B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue;
CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment; CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time; C--Bonds are in imminent default in payment of interest or principal; and DDD, DD and D--Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

Commercial Paper

Excerpts from Moody's description of its two highest commercial paper ratings:
P-1--the highest grade possessing greatest relative strength; P-2--second highest grade possessing less relative strength than the highest grade.

Excerpts from S&P's description of its two highest commercial paper ratings:
A-1--judged to be the highest investment grade category possessing the highest relative strength; A-2--investment grade category possessing less relative strength than the highest rating.

The International Equity
Portfolio Class P

Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's shareholder report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the report period. You can find more detailed information about the Fund in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. If you want a free copy of the Statement of Additional Information, the annual or semiannual report, or if you have any questions about investing in the Fund, you can write to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 509-3863. You may also obtain additional information about the Fund from your financial advisor.

You can find reports and other information about the Fund on the EDGAR database on the SEC web site (http//www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.

--------------------------------------------------------------------------------

WEB SITE
www.delawareinvestments.com

E-MAIL
service@delinvest.com

CLIENT SERVICES REPRESENTATIVE
800 509-3863

DELAPHONE SERVICE
800 362-FUND (800 362-3863)
[ ] For convenient access to account information or current performance information on all Delaware Investments Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.

DELAWARE PORTFOLIO SYMBOLS
The International Equity Portfolio               CUSIP               NASDAQ
                                                 -----               ------
Class P                                        246248629              DPIPX

Investment Company Act file number: 811-6322

PR-163 [--] IVES 2/04

                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
                                          A member of Lincoln Financial Group(R)




VALUE-EQUITY

Prospectus  FEBRUARY 27, 2004
--------------------------------------------------------------------------------
            DELAWARE REIT FUND
            CLASS A o CLASS B o CLASS C o CLASS R

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this Prospectus, and any representation to the contrary is a criminal offense.

Table of contents

Fund profile                                               page 2
Delaware REIT Fund                                              2

How we manage the Fund                                     page 5
Our investment strategies                                       5
The securities we typically invest in                           6
The risks of investing in the Fund                              8

Who manages the Fund                                      page 11
Investment manager                                             11
Portfolio manager                                              11
Who's who?                                                     12

About your account                                        page 13
Investing in the Fund                                          13
   Choosing a share class                                      13
   Dealer compensation                                         15
How to reduce your sales charge                                16
How to buy shares                                              17
Retirement plans                                               18
How to redeem shares                                           19
Account minimums                                               20
Special services                                               21
Dividends, distributions and taxes                             23
Certain management considerations                              23

Financial highlights                                      page 24

Glossary                                                  page 26

Profile: Delaware REIT Fund
---------------------------

What are the Fund's goals?

The Delaware REIT Fund seeks maximum long-term total return, with capital appreciation as a secondary objective. Although the Fund will strive to meet its goals, there is no assurance that it will.

What are the Fund's main investment strategies?

Delaware REIT Fund primarily invests in securities of companies that are principally engaged in the real estate industry. Under normal circumstances, the Fund will invest at least 80% of its net assets in investments of real estate investment trusts (REITs) (the "80% Policy").

In managing the Delaware REIT Fund portfolio, we strive to include REITs that represent a variety of different sectors in the real estate industry. As we consider individual REITs for the portfolio, we carefully evaluate each REIT's management team. We generally look for those that:

o retain a substantial portion of the properties' cashflow;
o effectively use capital to expand;
o have a strong ability to raise rents; and
o can create a franchise value for the REIT.

What are the main risks of investing in the Fund?

Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment will increase and decrease according to changes in the value of the securities held by the Fund. In addition, a Fund's share price and yield will fluctuate in response to movements in stock prices.

Because we concentrate our investments in the real estate industry, the Fund may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. Its investments may tend to fluctuate more in value than a portfolio that invests in a broader range of industries. If the Fund holds real estate directly, as a result of defaults, or receives rental income from its real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund is also affected by interest rate changes, particularly if the real estate investment trusts we are holding use floating rate debt to finance their ongoing operations.

Delaware REIT Fund is considered "non-diversified" under federal laws and regulations that govern mutual funds. That means the Fund may allocate more of its net assets to investments in single securities than a "diversified" fund. Thus, adverse effects on an investment held by the Fund may affect a larger portion of overall assets and subject the Fund to greater risks.

For a more complete discussion of risk, please see "The risks of investing in the Fund" on Page 8.

The Fund's 80% Policy described above may be changed without shareholder approval. However, shareholders would be given at least 60 days notice prior to any such change.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Who should invest in the Fund?
   o Investors seeking a high level of long-term total return.
   o Investors willing to invest in equity securities of companies principally engaged in the real estate industry.
   o Investors looking to diversify their equity holdings by adding exposure to the real estate markets.

Who should not invest in the Fund?
   o Investors unwilling to accept the risks of investing in the real estate industry as well as in a non-diversified fund.
   o Investors who are unwilling to accept that the value of their investment may fluctuate, sometimes significantly, over the short term.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial advisor to determine whether it is an appropriate choice for you.

How has the Delaware REIT Fund performed?

This bar chart and table can help you evaluate the potential risks of investing in the Fund. We show how returns for the Fund's Class A shares have varied over the past eight calendar years, as well as average annual returns of all shares for one-year, five-year and since inception. Beginning November 11, 1997, a 12b-1 fee has been assessed annually. The Fund's past performance does not necessarily indicate how it will perform in the future. The returns reflect expense limitations in effect during certain of the periods. The returns would be lower without the expense limitations. Please see the footnotes on page 4 for additional information about the expense limitations.


[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (CLASS A)]

Year-by-year total return (Class A)

1996     41.81%
1997     31.34%
1998    -12.37%
1999     -2.80%
2000     32.51%
2001      8.46%
2002      3.95%
2003     33.77%

During the periods illustrated in this bar chart, Class A's highest return was 21.32% for the quarter ended December 31, 1996 and its lowest return was -8.94% for the quarter ended September 30, 1998.

The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the year-by-year total returns above. If this fee were included, the returns would be less than those shown. The average annual returns shown below do include the sales charge.


                              Average annual returns for periods ending 12/31/03

-------------------------------------------------------------------------------------------------
                                                               1 year     5 years     Lifetime***
-------------------------------------------------------------------------------------------------
Class A return before taxes*                                   26.05%      12.86%       15.08%
-------------------------------------------------------------------------------------------------
Class A return after taxes on distributions*                   23.99%      10.81%       12.36%
-------------------------------------------------------------------------------------------------
Class A return after taxes on distributions
   and sale of Fund shares*                                    17.35%       9.92%       11.59%
-------------------------------------------------------------------------------------------------
Class B return before taxes**                                  28.71%      13.07%        9.13%
-------------------------------------------------------------------------------------------------
Class C return before taxes**                                  31.71%      13.34%        9.13%
-------------------------------------------------------------------------------------------------
Class R return before taxes**                                     N/A         N/A       21.89%
-------------------------------------------------------------------------------------------------
NAREIT Equity REIT Index
   (reflects no deduction for fees,
   expenses, or taxes)                                         37.13%      14.35%       12.94%
-------------------------------------------------------------------------------------------------

The Fund's returns are compared to the performance of the NAREIT Equity REIT Index. You should remember that unlike the Fund, the index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling and holding securities. Maximum sales charges are included in the Fund returns shown immediately above.

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Fund's lifetime and do not reflect the impact of state and local taxes. Past performance, both before and after taxes, is not a guarantee of future results.

* Reflects sales charges even for periods before November 11, 1997, the date when the sales charge was added. Historical performance prior to that date has been restated to reflect the charge, but has not been recalculated to reflect the 12b-1 fee which also took effect on that date.

** Total returns assume redemption of shares at end of period. If shares were not redeemed, the returns before taxes for Class B would be 32.71%, 13.34% and 9.13% for the one-year, five-year and lifetime periods, respectively. If shares were not redeemed, returns before taxes for Class C would be 32.71%, 13.34% and 9.13% for the one-year, five-year and lifetime periods, respectively.

*** Lifetime returns are shown if the Fund or Class existed for less than 10 years. Inception dates for Class A, Class B, Class C and Class R shares of the Fund were December 6, 1995, November 11, 1997, November 11, 1997 and June 2, 2003, respectively. NAREIT Equity REIT Index returns are for Class A lifetime. Index returns for Class B, Class C and Class R lifetimes were 8.83%, 8.83% and 23.05%, respectively.


What are the Fund's fees and expenses?
Sales charges are fees paid directly from your investments when you buy or sell shares of the Fund.

-------------------------------------------------------------------------------------------------------
CLASS                                                          A           B            C           R
-------------------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on
   purchases as a percentage of offering price               5.75%       none         none         none
-------------------------------------------------------------------------------------------------------
Maximum contingent deferred sales charge
   (load) as a percentage of original purchase
   price or redemption price, whichever is lower             none(1)     4.00%(2)     1.00%(3)     none
-------------------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on
   reinvested dividends                                      none        none         none         none
-------------------------------------------------------------------------------------------------------
Redemption fees                                              none        none         none         none
-------------------------------------------------------------------------------------------------------
Exchange fees(4)                                             none        none         none         none
-------------------------------------------------------------------------------------------------------


Annual fund operating expenses are deducted from the Fund's assets.

--------------------------------------------------------------------------------------------------------
CLASS                                                          A           B            C           R
--------------------------------------------------------------------------------------------------------
Management Fees                                              0.75%       0.75%        0.75%        0.75%
--------------------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees                        0.30%(5)    1.00%        1.00%        0.60%
--------------------------------------------------------------------------------------------------------
Other expenses                                               0.55%       0.55%        0.55%        0.55%
--------------------------------------------------------------------------------------------------------
Total operating expenses(6)                                  1.60%       2.30%        2.30%        1.90%
--------------------------------------------------------------------------------------------------------
Fee waivers and payments                                    (0.20%)     (0.15%)      (0.15%)      (0.15%)
--------------------------------------------------------------------------------------------------------
Net expenses                                                 1.40%       2.15%        2.15%        1.75%
--------------------------------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(7) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

------------------------------------------------------------------------------------------
CLASS(8)                   A           B            B           C            C           R
                                         (if redeemed)            (if redeemed)
-------------------------------------------------------------------------------------------
1 year                  $709        $218         $618        $218         $318        $178
-------------------------------------------------------------------------------------------
3 years               $1,033        $704         $979        $704         $704        $582
-------------------------------------------------------------------------------------------
5 years               $1,378      $1,217       $1,442      $1,217       $1,217      $1,013
-------------------------------------------------------------------------------------------
10 years              $2,350      $2,449       $2,449      $2,624       $2,624      $2,210
-------------------------------------------------------------------------------------------

(1) A purchase of Class A shares of $1 million or more may be made at net asset value. However, if you buy the shares through a financial advisor who is paid a commission, a contingent deferred sales charge will apply to redemptions made within two years of purchase. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the Prospectus if they are available.
(2) If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge of 4.00%, which declines to 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year, and 0.00% thereafter.
(3) Class C shares redeemed within one year of purchase are subject to a 1% contingent deferred sales charge.
(4) Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.
(5) Class A shares are subject to a 12b-1 fee of 0.30% of average daily net assets and Class B and Class C shares are each subject to a 12b-1 fee of 1.00% of average daily net assets. The Fund's distributor has contracted to limit the Class A shares 12b-1 fee through February 28, 2005 to no more than 0.25% of average daily net assets.
(6) The investment manager has contracted to waive fees and pay expenses through February 28, 2005 in order to prevent total operating expenses (excluding any taxes, distribution, interest, brokerage fees, extraordinary expenses, certain insurance costs and 12b-1 fees) from exceeding 1.15% of average daily net assets.
(7) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example reflects the net operating expenses with expense waivers for the one-year contractual period and total operating expenses without expense waivers for years two through ten.
(8) The Class B example reflects the conversion of Class B shares to Class A shares after approximately eight years. Information for the ninth and tenth years reflects expenses of the Class A shares.

How we manage the Fund
----------------------

Our investment strategies

We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for a particular fund. The following describes how the portfolio management team pursues the Fund's investment goals.


The Delaware REIT Fund strives to achieve maximum long-term total return. Capital appreciation is a secondary objective. We invest in securities of companies principally engaged in the real estate industry. Under normal circumstances, the Fund will invest at least 80% of its net assets in investments of REITs. The Fund may also invest in equity securities of real estate industry operating companies known as REOCs.

We do not normally acquire securities for short-term purposes; however, we may take advantage of short-term opportunities that are consistent with the Fund's investment objectives.

Delaware REIT Fund's investment objectives are non-fundamental. This means that the Board of Trustees may change the objectives without obtaining shareholder approval. If the objectives were changed, we would notify shareholders before the change in the objectives became effective.

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

The securities we typically invest in generally offer investors the potential for capital appreciation and may pay dividends as well.


----------------------------------------- ------------------------------------------------------------------------------------------
               Securities                                                    How we use them
----------------------------------------- ------------------------------------------------------------------------------------------
Real Estate Investment Trusts: A          We may invest without limit in shares of REITs.
company, usually traded publicly, that
manages a portfolio of real estate to
earn profits for shareholders.

REITs are generally classified as
equity REITs, mortgage REITs or a
combination of equity and mortgage
REITs. Equity REITs invest the
majority of their assets directly in
real property, derive income primarily
from the collection of rents and can
realize capital gains by selling
properties that have appreciated in
value. Mortgage REITs invest the
majority of their assets in real
estate mortgages and derive income
from the collection of interest
payments. By investing in REITs
indirectly through the Fund, a
shareholder bears a proportionate
share of the expenses of a fund and
indirectly shares similar expenses of
the REITs.
----------------------------------------- ------------------------------------------------------------------------------------------
Real Estate Industry Operating            We may invest without limit in REOCs.
Companies: We consider a REOC to be a
company that derives at least 50% of
its gross revenues or net profits
from:
(1) Ownership, development,
    construction, financing,
    management or sale of commercial,
    industrial or residential real
    estate, or
2)  products or services related to
    the real estate industry, such as
    building supplies or mortgage
    servicing.
----------------------------------------- ------------------------------------------------------------------------------------------
Foreign securities and American           The Fund's investments may from time to time include sponsored or unsponsored
Depositary Receipts:                      American Depositary Receipts that are actively traded in the United States.
Securities of foreign entities issued
directly or, in the case of American      We may invest up to 10% of the Fund's assets in foreign securities.
Depositary Receipts, through a U.S.
depositary (usually a U.S. bank). ADRs
represent the depositary's holdings of
a stated number of shares of a foreign
corporation. An ADR generally entitles
the holder to all dividends and
capital gains earned by the underlying
foreign shares. ADRs are bought and
sold the same as U.S. securities.
----------------------------------------- ------------------------------------------------------------------------------------------

----------------------------------------- ------------------------------------------------------------------------------------------
               Securities                                                    How we use them
----------------------------------------- ------------------------------------------------------------------------------------------

Options and futures: Options represent    If we have stocks that have appreciated in price, we may want to protect those gains
a right to buy or sell a security or      when we anticipate adverse conditions. We might use options or futures to neutralize
group of securities at an agreed upon     the effect of any price declines, without selling the security. We might also use
price at a future date. The purchaser     options or futures to gain exposure to a particular market segment without purchasing
of an option may or may not choose to     individual securities in that segment. We might use this approach if we had excess
go through with the transaction.          cash that we wanted to invest quickly.

Writing a covered call option on a        We might use covered call options if we believe that doing so would help the Fund to
security obligates the owner of the       meet its investment objectives.
security to sell it at an agreed upon
price on an agreed upon date (usually     Use of these strategies can increase the operating costs of the Fund and can lead
no more than nine months in the           to loss of principal.
future). If the Fund owns a security
and writes a covered call on that
security, the Fund will receive a
premium payment from the purchaser of
the call, but if the security
appreciates to a price greater than
the agreed upon selling price, the
Fund would lose out on those gains.

Futures contracts are agreements for
the purchase or sale of securities at
a specified price, on a specified
date. Unlike an option, a futures
contract must be executed unless it is
sold before the settlement date.

Options and futures are generally
considered to be derivative
securities.
----------------------------------------- ------------------------------------------------------------------------------------------
Repurchase agreements: An agreement       Typically, we use repurchase agreements as a short-term investment for our cash
between a buyer of securities, such as    position. In order to enter into repurchase agreements, the Fund must have collateral
the Fund, and a seller of securities,     of 102% of the repurchase price. Except when we believe a temporary defensive
in which the seller agrees to buy the     approach is appropriate, the Fund will not hold more than 5% of its total assets in
securities back within a specified        cash or other short-term investments. All short-term investments will be rated AAA by
time at the same price the buyer paid     Standard & Poor's or Aaa by Moody's Investors Service or if unrated, be of comparable
for them, plus an amount equal to an      quality, based on our evaluation. The Fund will only enter into repurchase agreements
agreed upon interest rate. Repurchase     in which the collateral is U.S. government securities.
agreements are often viewed as
equivalent to cash.
----------------------------------------- ------------------------------------------------------------------------------------------
Restricted securities: Privately          We may invest in privately placed securities including those that are eligible for
placed securities whose resale is         resale only among certain institutional buyers without registration, commonly known
restricted under securities law.          as Rule 144A Securities. We may invest without limitation in Rule 144A Securities that are deemed to be liquid. Illiquid Rule 144A Securities together with other restricted securities are limited to 15% of total Fund assets.
----------------------------------------- ------------------------------------------------------------------------------------------
Illiquid securities: Securities that      We may invest up to 15% of net assets in illiquid securities.
do not have a ready market, and cannot
be sold within seven days at
approximately the price that a fund
has valued them.
----------------------------------------- ------------------------------------------------------------------------------------------


The Delaware REIT Fund may also invest in convertible securities, including enhanced convertible securities, as well as, mortgage-backed securities, U.S. government securities and zero coupon bonds. The Fund may invest a portion of its net assets in foreign securities directly. Please see the Statement of Additional Information for additional descriptions and risk information on these securities as well as those listed in the table above. You can find additional information about the investments in the Fund's portfolio in the annual or semi-annual shareholder reports.

Lending securities
The Fund may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in securities transactions. These transactions, if any, may generate additional income for the Fund.


Borrowing from banks
The Fund may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. Borrowing money could result in the Fund being unable to meet its investment objectives.

Temporary defensive positions
For temporary defensive purposes, we may hold a substantial part of the Fund's assets in cash or cash equivalents. To the extent that the Fund holds these securities, the Fund may be unable to achieve its investment objectives.


Purchasing securities on a when-issued or delayed delivery basis
The Fund may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. The Fund will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

The risks of investing in the Fund
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund, you should carefully evaluate the risks. Because of the nature of the Fund, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in Delaware REIT Fund. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

----------------------------------------- ------------------------------------------------------------------------------------------
               Risks                                                    How we strive to manage them
----------------------------------------- ------------------------------------------------------------------------------------------
Market risk is the risk that all or a     We maintain a long-term investment approach and focus on securities we believe can
majority of the securities in a           appreciate over an extended time frame regardless of interim market fluctuations. We
certain market--like the stock or bond    do not try to predict overall market movements and generally do not trade for
market--will decline in value because     short-term purposes.
of factors such as economic
conditions, future expectations or        We may hold a substantial part of the Fund's assets in cash or cash equivalents as a
investor confidence.                      temporary, defensive strategy.
----------------------------------------- ------------------------------------------------------------------------------------------
Industry and security risk is the risk    In Delaware REIT Fund we hold a number of different individual securities, seeking to
that the value of securities in a         manage security risk. However, we do concentrate on the real estate industry. As a
particular industry or the value of an    consequence, the share price of the Fund may fluctuate in response to factors
individual stock or bond will decline     affecting that industry, and may fluctuate more widely than a portfolio that invests
because of changing expectations for      in a broader range of industries. The Fund may be more susceptible to any single
the performance of that industry or       economic, political or regulatory occurrence affecting the real estate industry.
for the individual company issuing the
stock or bond.
----------------------------------------- ------------------------------------------------------------------------------------------
Interest rate risk is the risk that       Delaware REIT Fund is subject to interest rate risk. If the Fund invests in real
securities will decrease in value if      estate investment trusts that hold fixed rate obligations, we would expect the value
interest rates rise and conversely        of those trusts to decrease if interest rates rise and increase if interest rates
rise in value when interest rates         decline. However, lower interest rates also tend to increase the chances that a bond
fall.                                     will be refinanced, which can hurt the returns of REITs that hold fixed rate obligations. We strive to manage this risk by monitoring interest rates and evaluating their potential impact on securities already in the portfolio or those we are considering for purchase.
----------------------------------------- ------------------------------------------------------------------------------------------

----------------------------------------- ------------------------------------------------------------------------------------------
               Risks                                                    How we strive to manage them
----------------------------------------- ------------------------------------------------------------------------------------------
Real estate industry risks include        Since the Fund invests principally in REITs, it is subject to the risks associated
among others:                             with the real estate industry. We will strive to manage these risks through careful
o  possible declines in the value of      selection of individual REIT securities; however, investors should carefully consider
   real estate;                           these risks before investing in the Fund.
o  risks related to economic
   conditions;
o  possible shortage of mortgage
   funds;
o  overbuilding and extended
   vacancies;
o  increased competition;
o  changes in property taxes,
   operating expenses or zoning laws;
o  costs of environmental clean-up, or
   damages from natural disasters;
o  limitations or fluctuations in rent
   payments;
o  cashflow fluctuations; and
o  defaults by borrowers.

REITs are also subject to the risk of
failing to qualify for tax-free
pass-through of income under the
Internal Revenue Code and/or failing
to qualify for an exemption from
registration as an investment company
under the Investment Company Act of
1940.
----------------------------------------- ------------------------------------------------------------------------------------------

Non-diversified funds: Non-diversified    Delaware REIT Fund is a non-diversified fund and is subject to this risk.
investment companies have the             Nevertheless, we typically hold securities from a variety of different issuers,
flexibility to invest as much as 50%      representing different sectors of the real estate industry. We also perform extensive
of their assets in as few as two          analysis on all securities. We are particularly diligent in reviewing securities that
issuers with no single issuer             represent a larger percentage of portfolio assets.
accounting for more than 25% of the
portfolio. The remaining 50% of the
portfolio must be diversified so that
no more than 5% of a fund's assets is
invested in the securities of a single
issuer. Because a non-diversified fund
may invest its assets in fewer
issuers, the value of fund shares may
increase or decrease more rapidly than
if the fund were fully diversified.

----------------------------------------- ------------------------------------------------------------------------------------------
Foreign risk is the risk that foreign     We may invest up to 10% of the Delaware REIT Fund's total assets in foreign
securities may be adversely affected      securities; however we typically invest only a small portion of assets in foreign
by political instability, changes in      securities, so this is not expected to be a major risk to the Fund.
currency exchange rates, foreign
economic conditions or inadequate
regulatory and accounting standards.
----------------------------------------- ------------------------------------------------------------------------------------------
Liquidity risk is the possibility that    We limit exposure to illiquid securities.
securities cannot be readily sold
within seven days at approximately the
price that the Fund has valued them.
----------------------------------------- ------------------------------------------------------------------------------------------


----------------------------------------- ------------------------------------------------------------------------------------------
               Risks                                                    How we strive to manage them
----------------------------------------- ------------------------------------------------------------------------------------------
Futures and options risk is the           Delaware REIT Fund may use futures contracts and options on futures contracts, as
possibility that a fund may experience    well as options on securities for hedging purposes. We limit the amount of the Fund's
a loss if it employs an options or        assets that may be committed to these strategies. Our obligations related to futures
futures strategy related to a security    and options transactions will not exceed 20% of the Fund's total assets and we will
or a market index and that security or    not enter into additional futures contracts or options on them if more than 5% of the
index moves in the opposite direction     Fund's assets would be required as margin deposits or premiums on the options.
from what the manager anticipated.
Futures and options also involve
additional expenses, which could
reduce any benefit or increase any
loss that the Fund experiences from
using the strategy.

Options and futures contracts on
foreign currencies, and forward
contracts, entail particular risks
related to conditions affecting the
underlying currency.
----------------------------------------- ------------------------------------------------------------------------------------------

Who manages the Fund
--------------------

Investment manager
The Fund is managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Fund, manages the Fund's business affairs and provides daily administrative services. For these services, the manager was paid a fee equal to 0.59% of the Fund's average daily net assets for the last fiscal year. This fee reflects a waiver of fees by the manager.

Portfolio manager

Damon J. Andres has primary responsibility for making day-to-day investment decisions for Delaware REIT Fund.

Damon J. Andres
Vice President/Portfolio Manager
Mr. Andres earned a BS in Business Administration with an emphasis in Finance and Accounting from the University of Richmond. Prior to joining Delaware Investments in 1994, he provided investment consulting services as a Consulting Associate with Cambridge Associates, Inc. in Arlington, Virginia. Mr. Andres is a CFA charterholder. Mr. Andres has been on the REIT management team since 1997.

Who's who?
This diagram shows the various organizations involved with managing, administering and servicing the Delaware Investments Funds.

[GRAPHIC OMITTED: DIAGRAM SHOWING THE VARIOUS ORGANIZATIONS INVOLVED WITH MANAGING, ADMINISTERING, AND SERVICING THE DELAWARE INVESTMENTS FAMILY OF FUNDS]

                                        Board of Trustees

Investment manager                 The Fund                              Custodian
Delaware Management Company                                         JPMorgan Chase Bank
2005 Market Street                                                  4 Chase Metrotech Center
Philadelphia, PA 19103-7094                                         Brooklyn, NY 11245


Portfolio manager                        Distributor                Service agent
(see page 10 for details)          Delaware Distributors, L.P.      Delaware Service Company, Inc.
                                   2005 Market Street               2005 Market Street
                                   Philadelphia, PA 19103-7094      Philadelphia, PA 19103-7094

                                   Financial intermediary wholesaler
                                   Lincoln Financial Distributors, Inc.
                                   2001 Market Street
                                   Philadelphia, PA 19103-7055

                               Financial advisors

                                  Shareholders

Board of Trustees A mutual fund is governed by a board of trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. Generally, at least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. However, the Delaware REIT Fund relies on certain exemptive rules created by the SEC that require the Board of Trustees overseeing the Fund to be comprised of a majority of such independent Trustees. These independent fund trustees, in particular, are advocates for shareholder interests.

Investment manager An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Portfolio managers Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

Custodian Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

Distributor Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker-dealers and are subject to NASD Regulation, Inc. (NASDR(SM)) rules governing mutual fund sales practices.

Financial intermediary wholesaler Pursuant to a contractual arrangement with Delaware Distributors, L.P., Lincoln Financial Distributors, Inc. (LFD) is primarily responsible for promoting the sale of Fund shares through broker/dealers, financial advisors and other financial intermediaries.

Service agent Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

Financial advisors Financial advisors provide advice to their clients--analyzing their financial objectives and recommending appropriate funds or other investments. Financial advisors are compensated for their services, generally through sales commissions, and through 12b-1 and/or service fees deducted from the fund's assets.

Shareholders Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect trustees. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment policies must also seek shareholder approval.

About your account
------------------

Investing in the Fund
You can choose from a number of share classes for the Fund. Because each share class has a different combination of sales charges, fees, and other features, you should consult your financial advisor to determine which class best suits your investment goals and time frame.

Choosing a share class

Class A
o Class A shares have an up-front sales charge of up to 5.75% that you pay when you buy the shares. The offering price for Class A shares includes the front-end sales charge.

o  If you invest $50,000 or more, your front-end sales charge will be reduced.

o You may qualify for other reduced sales charges, as described in "How to reduce your sales charge," and under certain circumstances the sales charge may be waived; please see the Statement of Additional Information.

o Class A shares are also subject to an annual 12b-1 fee no greater than 0.30% of average daily net assets, which is lower than the 12b-1 fee for Class B, Class C and Class R shares.

o Class A shares generally are not subject to a contingent deferred sales charge except in the limited circumstances described in the table below.

o Class A shares generally are not available for purchase by anyone qualified to purchase Class R shares.

Class A sales charges

--------------------------------------------------------------------------
                           Sales charge                Sales charge as %
   Amount of                    as %                      of amount
   purchase               of offering price               invested(1)
--------------------------------------------------------------------------
Less than $50,000              5.75%                        6.10%

  $50,000 but                  4.75%                        4.99%
 under $100,000

  $100,000 but                 3.75%                        3.90%
 under $250,000

  $250,000 but                 2.50%                        2.56%
 under $500,000

  $500,000 but                 2.00%                        2.04%
under $1 million

(1) This is the maximum percentage of the amount invested rounded to the nearest hundredth. The actual percentage will vary based on the amount invested, rounding and the then-current NAV.

As shown below, there is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if your financial advisor is paid a commission on your purchase, you will have to pay a limited contingent deferred sales charge of 1% if you redeem these shares within the first year and 0.50% if you redeem them within the second year, unless a specific waiver of the charge applies.


--------------------------------------------------------------------------------
                                Sales charge                Sales charge as
                                     as %                         %
       Amount of                of offering                   of amount
       purchase                    price                       invested
--------------------------------------------------------------------------------
  $1 million up to $5               none                         none
      million
--------------------------------------------------------------------------------
   Next $20 million                 none                         none
  up to $25 million
--------------------------------------------------------------------------------
   Amount over $25                  none                         none
      million
--------------------------------------------------------------------------------

Class B
o Class B shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge if you redeem your shares within six years after you buy them.

o If you redeem Class B shares during the first year after you buy them, the shares will be subject to a contingent deferred sales charge of 4.00%. The contingent deferred sales charge is 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year, and 0.00% thereafter.

o Under certain circumstances, the contingent deferred sales charge may be waived; please see the Statement of Additional Information.

o For approximately eight years after you buy your Class B shares, they are subject to annual 12b-1 fees no greater than 1% of average daily net assets, of which 0.25% are service fees paid to the distributor, dealers or others for providing services and maintaining shareholder accounts.

o Because of the higher 12b-1 fees, Class B shares have higher expenses and any dividends paid on these shares are lower than dividends on Class A and Class R shares.

o Approximately eight years after you buy them, Class B shares automatically convert into Class A shares with a 12b-1 fee of no more than 0.30%. Conversion may occur as late as three months after the eighth anniversary of purchase, during which time Class B's higher 12b-1 fees apply.

o You may purchase only up to $100,000 of Class B shares at any one time. The limitation on maximum purchases varies for retirement plans.

Class C

o Class C shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge of 1% if you redeem your shares within 12 months after you buy them.

o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information.

o Class C shares are subject to an annual 12b-1 fee no greater than 1% of average daily net assets, of which 0.25% are service fees paid to the distributor, dealers or others for providing services and maintaining shareholder accounts.

o Because of the higher 12b-1 fees, Class C shares have higher expenses and any dividends paid on these shares are lower than dividends on Class A and Class R shares.

o Unlike Class B shares, Class C shares do not automatically convert into another class.

o You may purchase any amount less than $1,000,000 of Class C shares at any one time. The limitation on maximum purchases varies for retirement plans.

Class R
o Class R shares have no up-front sales charge, so the full amount of your purchase is invested in a Fund. Class R shares are not subject to a contingent deferred sales charge.

o Class R shares are subject to an annual 12b-1 fee no greater than 0.60% of average daily net assets, which is lower than the 12b-1 fee for Class B and Class C shares.

o Because of the higher 12b-1 fee, Class R shares have higher expenses and any dividends paid on these shares are lower than dividends on Class A shares.

o Unlike Class B shares, Class R shares do not automatically convert into another class.

o Class R shares generally are available only to (i) qualified and non-qualified plan shareholders covering multiple employees (including 401(k), 401(a), 457 and non-custodial 403(b) plans, as well as other non-qualified deferred compensation plans) with assets (at the time shares are considered for purchase) of $10 million or less; and (ii) to IRA rollovers from plans maintained on Delaware's retirement recordkeeping system that are offering Class R shares to participants.

Except as noted above, no other IRA accounts are eligible for Class R Shares (e.g., no SIMPLE IRA's, SEP-IRA's, SAR-SEP IRA's, Roth IRA's etc.). For purposes of determining plan asset levels, affiliated plans may be combined at the request of the plan sponsor.

Each share class may be eligible for purchase through programs sponsored by financial intermediaries where such program requires the purchase of a specific class of shares.

Any shareholder account holding Class A shares as of June 2, 2003 (the date Class R shares were made available) and who became eligible to purchase Class R shares continues to be eligible to purchase Class A shares after that date. Any account holding Class R shares is not eligible to purchase Class A shares.

Each share class described in the Prospectus has adopted a separate 12b-1 plan that allows it to pay distribution fees for the sales and distribution of its shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Dealer compensation

Your financial advisor who sells you shares of the Fund may be eligible to receive the following amounts as compensation for your investment in the Fund. These amounts are paid by the distributor to the securities dealer with whom your financial advisor is associated.

-------------------------------------------------------------------------------------------------------
                                        Class A(1)     Class B(2)          Class C(3)       Class R(4)
-------------------------------------------------------------------------------------------------------
Commission (%)                              -             4.00%              1.00%               -
-------------------------------------------------------------------------------------------------------
Investment up to $49,999                  5.00%             -                  -                 -
-------------------------------------------------------------------------------------------------------
$50,000 to $99,999                        4.00%             -                  -                 -
-------------------------------------------------------------------------------------------------------
$100,000 to $249,999                      3.00%             -                  -                 -
-------------------------------------------------------------------------------------------------------
$250,000 to $499,999                      2.00%             -                  -                 -
-------------------------------------------------------------------------------------------------------
$500,000 to $999,999                      1.60%             -                  -                 -
-------------------------------------------------------------------------------------------------------
$1,000,000 to $4,999,999                  1.00%             -                  -                 -
-------------------------------------------------------------------------------------------------------
$5,000,000 to $24,999,999                 0.50%             -                  -                 -
-------------------------------------------------------------------------------------------------------
$25,000,000 +                             0.25%             -                  -                 -
-------------------------------------------------------------------------------------------------------
12b-1 Fee to Dealer                       0.30%           0.25%              1.00%             0.60%
-------------------------------------------------------------------------------------------------------

(1) On sales of Class A shares, the Distributor re-allows to your securities dealer a portion of the front-end sales charge depending upon the amount you invested. Your securities dealer is eligible to receive up to a 0.30% 12b-1 fee applicable to Class A shares, although under the plan adopted by the Board of Trustees that went into effect on June 1, 1992 a lesser amount may be paid. The maximum 12b-1 fee applicable to Class A shares is 0.30%, however the Distributor has contracted to limit this amount to 0.25% through February 28, 2005.
(2) On sales of Class B shares, the Distributor pays your securities dealer an up-front commission of 4.00%. Your securities dealer also may be eligible to receive a 12b-1 fee of up to 0.25% from the date of purchase. After approximately eight years, Class B shares automatically convert into Class A shares and dealers may then be eligible to receive the 0.30% 12b-1 fee applicable to Class A.
(3) On sales of Class C shares, the Distributor pays your securities dealer an up-front commission of 1.00%. The up-front commission includes an advance of the first year's 12b-1 service fee of up to 0.25%. During the first 12 months, the Distributor retains the full 1.00% 12b-1 fee to partially offset the up-front commission and the prepaid 0.25% service fee advanced at the time of purchase. Starting in the 13th month, your securities dealer may be eligible to receive the full 1.00% 12b-1 fee applicable to Class C.
(4) On sales of Class R shares, the Distributor does not pay your securities dealer an up-front commission. Your securities dealer may be eligible to receive a 12b-1 of up to 0.60% from the date of purchase.

How to reduce your sales charge

We offer a number of ways to reduce or eliminate the sales charge on shares. Please refer to the Statement of Additional Information for detailed information and eligibility requirements. You can also get additional information from your financial advisor. You or your financial advisor must notify us at the time you purchase shares if you are eligible for any of these programs. You may also need to provide information to your financial advisor or the Fund in order to qualify for a reduction in sales charges, such as your other Delaware Investments fund holdings and the names and their holdings of qualifying family members. Class R shares have no up-front sales charge.

------------------------------------------------------------------------------------------------------------------------------------
Program                  How it works                                               Share class
                                                                  A                    B                              C
------------------------------------------------------------------------------------------------------------------------------------
Letter of Intent        Through a Letter of Intent                X             Although the Letter of Intent and Rights of
                        you agree to invest a                                   Accumulation do not apply to the purchase of Class
                        certain amount in Delaware                              B and Class C shares, you can combine your
                        Investments Funds (except                               purchase of Class A shares with your purchase of
                        money market funds with no                              Class B and Class C shares to fulfill your Letter
                        sales charge) over a                                    of Intent or qualify for Rights of Accumulation.
                        13-month period to qualify
                        for reduced front-end sales
                        charges.
--------------------------------------------------------------------------------
Rights of               You can combine your                      X
Accumulation            holdings or purchases of all
                        funds in the Delaware
                        Investments family (except
                        money market funds with no
                        sales charge) as well as the
                        holdings and purchases of
                        your spouse and children
                        under 21 to qualify for
                        reduced front-end sales
                        charges.
------------------------------------------------------------------------------------------------------------------------------------
Reinvestment of         Up to 12 months after you       For Class A, you will   For Class B, your             Not available.
Redeemed Shares         redeem shares, you can          not have to pay an      account will be
                        reinvest the proceeds           additional front-end    credited with the
                        without paying a sales          sales charge.           contingent deferred
                        charge as noted to the                                  sales charge you
                        right.                                                  previously paid on
                                                                                the amount you are
                                                                                reinvesting. Your
                                                                                schedule for
                                                                                contingent deferred
                                                                                sales charges and
                                                                                conversion to Class A
                                                                                will not start over
                                                                                again; it will pick
                                                                                up from the point at
                                                                                which you redeemed
                                                                                your shares.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Program                  How it works                                               Share class
                                                                  A                    B                              C
------------------------------------------------------------------------------------------------------------------------------------
SIMPLE IRA, SEP/IRA,    These investment plans may                X             There is no reduction in sales charges for Class B
SAR/SEP, Prototype      qualify for reduced sales                               or Class C shares for group purchases by
Profit Sharing,         charges by combining the                                retirement plans.
Pension, 401(k),        purchases of all members of
SIMPLE 401(k),          the group. Members of these
403(b)(7), and 457      groups may also qualify to
Retirement Plans        purchase shares without a
                        front-end sales charge and
                        may qualify for a waiver of
                        any contingent deferred
                        sales charges.
------------------------------------------------------------------------------------------------------------------------------------

How to buy shares

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Through your financial advisor
Your financial advisor can handle all the details of purchasing shares, including opening an account. Your advisor may charge a separate fee for this service.

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By mail
Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

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By wire
Ask your bank to wire the amount you want to invest to the Bank of New York, ABA #021000018, Bank Account number 8900403748. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us so we can assign you an account number.

[GRAPHIC OMITTED: ILLUSTRATION OF AN EXCHANGE SYMBOL]

By exchange
You can exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that under most circumstances you are allowed to exchange only between like classes of shares. To open an account by exchange, call the Shareholder Service Center at 800 523-1918.

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Through automated shareholder services
You can purchase or exchange shares through Delaphone, our automated telephone service, or through our web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800 523-1918.

Once you have completed an application, you can purchase class A, B or C shares with an initial investment of $1,000 and make additional investments at any time for as little as $100. If you are buying shares in an Individual Retirement Account (IRA) or Roth IRA, under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act; or through an Automatic Investing Plan, the minimum purchase is $250, and you can make additional investments of only $25. The minimum for an Education IRA is $500. The minimums vary for retirement plans other than IRAs, Roth IRAs or Education IRAs.

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receives your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on a business day, you will pay that day's closing share price which is based on the Fund's net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order. In particular, we reserve the right to reject any specific purchase order for any person whose transactions seem to follow a "market timing" pattern.

We determine the Fund's net asset value (NAV) per share at the close of regular trading on the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We generally price securities and other assets for which market quotations are readily available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

Retirement plans
In addition to being an appropriate investment for your IRA, Roth IRA and Education IRA, shares in the Fund may be suitable for group retirement plans. You may establish your IRA account even if you are already a participant in an employer-sponsored retirement plan. For more information on how shares in the Fund can play an important role in your retirement planning or for details about group plans, please consult your financial advisor, or call 800 523-1918.

How to redeem shares

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Through your financial advisor
Your financial advisor can handle all the details of redeeming your shares. Your advisor may charge a separate fee for this service.

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By mail
You can redeem your shares (sell them back to the fund) by mail by writing to:
Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. All owners of the account must sign the request, and for redemptions of more than $100,000, you must include a signature guarantee for each owner. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on an account.

[GRAPHIC OMITTED: ILLUSTRATION OF A TELEPHONE]

By telephone
You can redeem up to $100,000 of your shares by telephone. You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

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By wire
You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account, normally the next business day after we receive your request. If you request a wire deposit, a bank wire fee may be deducted from your proceeds. Bank information must be on file before you request a wire redemption.

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Through automated shareholder services
You can redeem shares through Delaphone, our automated telephone service, or through our web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800 523-1918.

How to redeem shares (continued)

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares, and we or an authorized agent receives the request before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), you will receive the net asset value next determined after we receive your request. If we receive your request after the close of regular trading on the New York Stock Exchange, you will receive the net asset value next determined on the next business day. We will deduct any applicable contingent deferred sales charges. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

If you are required to pay a contingent deferred sales charge when you redeem your shares, the amount subject to the fee will be based on the shares' net asset value when you purchased them or their net asset value when you redeem them, whichever is less. This arrangement assures that you will not pay a contingent deferred sales charge on any increase in the value of your shares. You also will not pay the charge on any shares acquired by reinvesting dividends or capital gains. If you exchange shares of one fund for shares of another, you do not pay a contingent deferred sales charge at the time of the exchange. If you later redeem those shares, the purchase price for purposes of the contingent deferred sales charge formula will be the price you paid for the original shares
- not the exchange price. The redemption price for purposes of this formula will be the NAV of the shares you are actually redeeming.

Account minimums
If you redeem shares and your account balance falls below the required account minimum of $1,000 ($250 for IRAs, Uniform Gifts to Minors Act or Uniform Transfer to Minors Act accounts or accounts with automatic investing plans, $500 for Education IRAs) for three or more consecutive months, you will have until the end of the current calendar quarter to raise the balance to the minimum. If your account is not at the minimum by the required time, you will be charged a $9 fee for that quarter and each quarter after that until your account reaches the minimum balance. If your account does not reach the minimum balance, the Fund may redeem your account after 60 days' written notice to you.

Special services

To help make investing with us as easy as possible, and to help you build your investments, we offer the following special services.

Automatic Investing Plan
The Automatic Investing Plan allows you to make regular monthly or quarterly investments directly from your checking account.

Direct Deposit
With Direct Deposit you can make additional investments through payroll deductions, recurring government or private payments such as Social Security or direct transfers from your bank account.

Electronic Delivery
With Delaware eDelivery you can receive your fund documents electronically instead of via the U.S. mail. When you sign up for eDelivery, you can access your account statements, shareholder reports, and other fund materials online, in a secure environment at any time, from anywhere.


Online Account Access
Account access is a password protected area of the Delaware Investments web site that gives you access to your account information and allows you to perform transactions in a secure environment.

Wealth Builder Option
With the Wealth Builder Option you can arrange automatic monthly exchanges between your shares in one or more Delaware Investments funds. Wealth Builder exchanges are subject to the same rules as regular exchanges (see below) and require a minimum monthly exchange of $100 per fund.

Dividend Reinvestment Plan
Through our Dividend Reinvestment Plan, you can have your distributions reinvested in your account or the same share class in another fund in the Delaware Investments family. The shares that you purchase through the Dividend Reinvestment Plan are not subject to a front-end sales charge or to a contingent deferred sales charge. Under most circumstances, you may reinvest dividends only into like classes of shares.

Exchanges
You can exchange all or part of your shares for shares of the same class in another Delaware Investments Fund without paying a front-end sales charge or a contingent deferred sales charge at the time of the exchange. However, if you exchange shares from a money market fund that does not have a sales charge or from Class R shares of any fund you will pay any applicable sales charge on your new shares. When exchanging Class B and Class C shares of one fund for the same class of shares in other funds, your new shares will be subject to the same contingent deferred sales charge as the shares you originally purchased. The holding period for the contingent deferred sales charge will also remain the same, with the amount of time you held your original shares being credited toward the holding period of your new shares. You don't pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange. We may refuse the purchase side of any exchange request, if, in the investment manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objectives and policies or would otherwise potentially be adversely affected. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be refused.

MoneyLine(SM) On Demand Service
Through our MoneyLine(SM) On Demand Service, you or your financial advisor may transfer money between your Fund account and your predesignated bank account by telephone request. This service is not available for retirement plans, except for purchases into IRAs. MoneyLine has a minimum transfer of $25 and a maximum transfer of $50,000. Delaware Investments does not charge a fee for this service; however, your bank may assess one.

MoneyLine Direct Deposit Service
Through our MoneyLine Direct Deposit Service you can have $25 or more in dividends and distributions deposited directly to your bank account. Delaware Investments does not charge a fee for this service; however, your bank may assess one. This service is not available for retirement plans.

Systematic Withdrawal Plan
Through our Systematic Withdrawal Plan you can arrange a regular monthly or quarterly payment from your account made to you or someone you designate. If the value of your account is $5,000 or more, you can make withdrawals of at least $25 monthly, or $75 quarterly. You may also have your withdrawals deposited directly to your bank account through our MoneyLine Direct Deposit Service.

Dividends, distributions and taxes
Dividends, if any, are paid quarterly and capital gains, if any, are paid annually. We automatically reinvest all dividends and any capital gains, unless you direct us to do otherwise.

In addition, in order to satisfy certain distribution requirements of the Tax Reform Act of 1986, the Fund may declare special year-end dividend and capital gains distributions during November and December to shareholders of record on a date in such month. Such distributions, if received by shareholders by January 1, are deemed to have been paid by the Fund and received by shareholders on the earlier of the date paid or December 31 of the prior year.

On May 28, 2003, President Bush signed into law the Jobs and Growth Tax Relief Reconciliation Act of 2003, which changes the tax rates on certain types of distributions. We urge you to consult your tax advisor about your particular tax situation and how it might be affected by the new tax law. The tax status of your dividends from the Fund is the same whether you reinvest your dividends or receive them in cash.

Distributions from the Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. The new tax law reduces the tax rate on certain qualifying dividends and long-term capital gains.

You also may be subject to state and local taxes on distributions.

Tax laws are subject to change, so we urge you to consult your tax advisor about your particular tax situation and how it might be affected by current tax law. The tax status of your dividends from the Fund is the same whether you reinvest your dividends or receive them in cash. Distributions from the Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. Any capital gains may be taxable at different rates depending on the length of time the Fund held the assets. In addition, you may be subject to state and local taxes on distributions.

We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.

Certain management considerations

Investments by fund of funds
Delaware REIT Fund accepts investments from the funds within Delaware Group Foundation Funds, a fund of funds. From time to time, the Fund may experience large investments or redemptions due to allocations or rebalancings by Foundation Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. The manager will monitor transactions by Foundation Funds and will attempt to minimize any adverse effects on both Delaware REIT Fund and Foundation Funds as a result of these transactions.

Financial highlights
--------------------

The financial highlights tables are intended to help you understand the Fund's financial performance. All "per share" information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund, assuming the reinvestment of all dividends and distributions. This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800 523-1918.

-----------------------------------------------------------------------------------------------------------------------
                                                                                                              Class A
-----------------------------------------------------------------------------------------------------------------------
                                                                                                           Year ended
                                                                                                                10/31
Delaware REIT Fund                                             2003        2002         2001       2000          1999
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $14.170     $14.270      $13.460     $11.300      $12.980

Income (loss) from investment operations:
Net investment income(2)                                      0.617       0.517        0.594       0.565        0.514
Net realized and unrealized gain (loss)
   on investments                                             3.531       0.399        0.776       2.165       (0.809)
                                                            -------     -------      -------     -------      -------
Total from investment operations                              4.148       0.916        1.370       2.730       (0.295)
                                                            -------     -------      -------     -------      -------

Less dividends and distributions from:
Net investment income                                        (0.566)     (0.593)      (0.560)     (0.570)      (0.710)
Net realized gain on investments                             (0.352)     (0.423)           -           -       (0.675)
                                                            -------     -------      -------     -------      -------
Total dividends and distributions                            (0.918)     (1.016)      (0.560)     (0.570)      (1.385)
                                                            -------     -------      -------     -------      -------
Net asset value, end of period                              $17.400     $14.170      $14.270     $13.460      $11.300
                                                            =======     =======      =======     =======      =======
Total return(3)                                              30.59%       6.17%       10.27%      24.87%       (2.69%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                    $253,995    $163,432      $62,869     $40,412      $23,975
Ratio of expenses to average net assets                       1.40%       1.38%        1.29%       1.20%        1.20%
Ratio of expenses to average net assets prior
   to expense limitation and expenses paid indirectly         1.59%       1.38%        1.35%       1.40%        1.43%
Ratio of net investment income to average
   net assets                                                 4.06%       3.39%        4.14%       4.52%        4.18%
Ratio of net investment income to average net assets prior
   to expense limitation and expenses paid indirectly         3.87%       3.39%        4.08%       4.32%        3.95%
Portfolio turnover                                              48%         65%          61%         31%          48%

[RESTUBBED TABLE]

-------------------------------------------------------------------------------------------------------------------------
                                                                                                                 Class B
-------------------------------------------------------------------------------------------------------------------------
                                                                                                              Year ended
                                                                                                                   10/31
Delaware REIT Fund                                                  2003       2002        2001         2000        1999
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $14.170    $14.260     $13.460      $11.300     $12.990

Income (loss) from investment operations:
Net investment income(2)                                           0.502      0.404       0.498        0.473       0.422
Net realized and unrealized gain (loss)
   on investments                                                  3.518      0.402       0.765        2.162      (0.810)
                                                                 -------    -------     -------      -------     -------
Total from investment operations                                   4.020      0.806       1.263        2.635      (0.388)
                                                                 -------    -------     -------      -------     -------

Less dividends and distributions from:
Net investment income                                             (0.458)    (0.473)     (0.463)      (0.475)     (0.627)
Net realized gain on investments                                  (0.352)    (0.423)          -            -      (0.675)
                                                                 -------    -------     -------      -------     -------
Total dividends and distributions                                 (0.810)    (0.896)     (0.463)      (0.475)     (1.302)
                                                                 -------    -------     -------      -------     -------
Net asset value, end of period                                   $17.380    $14.170     $14.260      $13.460     $11.300
                                                                 =======    =======     =======      =======     =======
Total return(3)                                                   29.53%      5.43%       9.44%       23.92%      (3.43%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                          $72,331    $57,824     $29,423      $16,547     $13,575
Ratio of expenses to average net assets                            2.15%      2.13%       2.04%        1.95%       1.95%
Ratio of expenses to average net assets prior
   to expense limitation and expenses paid indirectly              2.30%      2.13%       2.10%        2.15%       2.18%
Ratio of net investment income to average
   net assets                                                      3.31%      2.64%       3.39%        3.77%       3.43%
Ratio of net investment income to average net assets prior
   to expense limitation and expenses paid indirectly              3.16%      2.64%       3.33%        3.57%       3.20%
Portfolio turnover                                                   48%        65%         61%          31%         48%

[RESTUBBED TABLE]

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                              Class C      Class R
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Period
                                                                                                           Year ended   6/02/03(1)
                                                                                                                10/31           to
Delaware REIT Fund                                                 2003        2002       2001        2000       1999     10/31/03
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $14.170     $14.260    $13.460     $11.300    $12.990      $15.620

Income (loss) from investment operations:
Net investment income(2)                                          0.502       0.404      0.504       0.473      0.422        0.331
Net realized and unrealized gain (loss)
   on investments                                                 3.518       0.402      0.759       2.162     (0.810)       1.683
                                                                -------     -------    -------     -------    -------      -------
Total from investment operations                                  4.020       0.806      1.263       2.635     (0.388)       2.014
                                                                -------     -------    -------     -------    -------      -------

Less dividends and distributions from:
Net investment income                                            (0.458)     (0.473)    (0.463)     (0.475)    (0.627)      (0.234)
Net realized gain on investments                                 (0.352)     (0.423)         -           -     (0.675)           -
                                                                -------     -------    -------     -------    -------      -------
Total dividends and distributions                                (0.810)     (0.896)    (0.463)     (0.475)    (1.302)      (0.234)
                                                                -------     -------    -------     -------    -------      -------
Net asset value, end of period                                  $17.380     $14.170    $14.260     $13.460    $11.300      $17.400
                                                                =======     =======    =======     =======    =======      =======
Total return(3)                                                  29.53%       5.43%      9.44%      23.92%     (3.43%)      13.02%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                         $58,206     $38,581    $16,326      $8,513     $3,657         $353
Ratio of expenses to average net assets                           2.15%       2.13%      2.04%       1.95%      1.95%        1.75%
Ratio of expenses to average net assets prior
   to expense limitation and expenses paid indirectly             2.30%       2.13%      2.10%       2.15%      2.18%        1.98%
Ratio of net investment income to average
   net assets                                                     3.31%       2.64%      3.39%       3.77%      3.43%        4.75%
Ratio of net investment income to average net assets prior
   to expense limitation and expenses paid indirectly             3.16%       2.64%      3.33%       3.57%      3.20%        4.52%
Portfolio turnover                                                  48%         65%        61%         31%        48%          48%

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

How to read the Financial highlights

Net investment income
Net investment income includes dividend and interest income earned from a fund's investments; it is after expenses have been deducted.

Net realized and unrealized gain (loss) on investments
A realized gain on investments occurs when we sell an investment at a profit, while a realized loss on investments occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share, if any, that we pay to shareholders is listed under "Less dividends and distributions from - Net realized gain on investments."

Net asset value (NAV)
This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

Total return
This represents the rate that an investor would have earned or lost on an investment in a fund. In calculating this figure for the financial highlights table, we include fee waivers, exclude front-end and contingent deferred sales charges, and assume the shareholder has reinvested all dividends and realized gains.

Net assets
Net assets represent the total value of all the assets in the Fund's portfolio, less any liabilities, that are attributable to that class of a fund.

Ratio of expenses to average net assets
The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders, and similar expenses.

Ratio of net investment income to average net assets
We determine this ratio by dividing net investment income by average net assets.

Portfolio turnover rate
This figure tells you the amount of trading activity in a fund's portfolio. For example, a fund with a 50% turnover has bought and sold half of the value of its total investment portfolio during the stated period.

How to use this glossary

The glossary contains definitions of investment terms, many of which are used throughout the Prospectus. If you would like to know the meaning of an investment term that is not explained in the text please check the glossary.

Amortized cost
Amortized cost is a method used to value a fixed-income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.

Average maturity
An average of when the individual bonds and other debt securities held in a portfolio will mature.

Bond
A debt security, like an IOU, issued by a company, municipality or government agency. In return for lending money to the issuer, a bond buyer generally receives fixed periodic interest payments and repayment of the loan amount on a specified maturity date. A bond's price changes prior to maturity and typically is inversely related to current interest rates. When interest rates rise, bond prices fall, and when interest rates fall, bond prices rise. See Fixed-income securities.

Bond ratings
Independent evaluations of creditworthiness, ranging from Aaa/AAA (highest quality) to D (lowest quality). Bonds rated Baa/BBB or better are considered investment grade. Bonds rated Ba/BB or lower are commonly known as junk bonds. See also Nationally recognized statistical ratings organization.

Capital
The amount of money you invest.

Capital appreciation
An increase in the value of an investment.

Capital gains distributions
Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

Commission
The fee an investor pays to a financial advisor for investment advice and help in buying or selling mutual funds, stocks, bonds or other securities.

Compounding
Earnings on an investment's previous earnings.

Consumer Price Index (CPI)
Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

Contingent deferred sales charge (CDSC)
Fee charged by some mutual funds when shares are redeemed (sold back to the fund) within a set number of years; an alternative method for investors to compensate a financial advisor for advice and service, rather than an up-front commission.

Corporate bond
A debt security issued by a corporation. See Bond.

Cost basis
The original purchase price of an investment, used in determining capital gains and losses.

Currency exchange rates
The price at which one country's currency can be converted into another's. This exchange rate varies almost daily according to a wide range of political, economic and other factors.

Depreciation
A decline in an investment's value.

Diversification
The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.

Dividend distribution
Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

Duration
A measurement of a fixed-income investment's price volatility. The larger the number, the greater the likely price change for a given change in interest rates.

Expense ratio
A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities and distributing its shares. They are paid from the fund's assets before any earnings are distributed to shareholders.

Financial advisor
Financial professional (e.g., broker, banker, accountant, planner or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.

Fixed-income securities
With fixed-income securities, the money you originally invested is paid back at a pre-specified maturity date. These securities, which include government, corporate or municipal bonds, as well as money market securities, typically pay a fixed rate of return (often referred to as interest). See Bond.

Inflation
The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index (CPI).

Investment goal
The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

Management fee
The amount paid by a mutual fund to the investment advisor for management services, expressed as an annual percentage of the fund's average daily net assets.

Market capitalization
The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and the market price per share of $10 has a market capitalization of $10 million.

Maturity
The length of time until a bond issuer must repay the underlying loan principal to bondholders.

NAREIT Equity REIT Index
The NAREIT Equity REIT Index is a benchmark of real estate investment trusts that invest in many types of U.S. property.

NASD Regulation, Inc. (NASDR(SM))
The independent subsidiary of the National Association of Securities Dealers, Inc. responsible for regulating the securities industry.

Nationally recognized statistical ratings organization (NRSRO)
A company that assesses the credit quality of bonds, commercial paper, preferred and common stocks and municipal short-term issues, rating the probability that the issuer of the debt will meet the scheduled interest payments and repay the principal. Ratings are published by such companies as Moody's Investors Service, Inc. (Moody's), Standard & Poor's (S&P) and Fitch, Inc. (Fitch).

Net asset value (NAV)
The daily dollar value of one mutual fund share. Equal to a fund's net assets divided by the number of shares outstanding.

Net assets
Net assets for purposes of a Fund's 80% Policy means the total value of all assets in the Fund's portfolio, minus any liabilities, plus the amount of the Fund's borrowings, if any, for investment purposes.

Preferred stock
Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stocks also often pay dividends at a fixed rate and are sometimes convertible into common stock.

Price-to-earnings ratio
A measure of a stock's value calculated by dividing the current market price of a share of stock by its annual earnings per share. A stock selling for $100 per share with annual earnings per share of $5 has a P/E of 20.

Principal
Amount of money you invest (also called capital). Also refers to a bond's original face value, due to be repaid at maturity.

Prospectus
The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

Real estate investment trusts (REITs)
A real estate investment trust is a company that is usually traded publicly, that manages a portfolio of real estate to make profits for shareholders.

Redeem
To cash in your shares by selling them back to the mutual fund.

Risk
Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.

Sales charge
Charge on the purchase or redemption of fund shares sold through financial advisors. May vary with the amount invested. Typically used to compensate advisors for advice and service provided.

SEC (Securities and Exchange Commission)
Federal agency established by Congress to administer the laws governing the securities industry, including mutual fund companies.

Share classes
Different classifications of shares; mutual fund share classes offer a variety of sales charge choices.

Signature guarantee
Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid; signature guarantees can be provided by members of the STAMP program.

Standard deviation
A measure of an investment's volatility; for mutual funds, measures how much a fund's total return has typically varied from its historical average.

Statement of Additional Information (SAI)
The document serving as "Part B" of a fund's prospectus that provides more detailed information about the fund's organization, investments, policies and risks.

Stock
An investment that represents a share of ownership (equity) in a corporation. Stocks are often referred to as common stocks or equities.

Total return
An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.

Uniform Gifts to Minors Act and Uniform Transfers to Minors Act
Federal and state laws that provide a simple way to transfer property to a minor with special tax advantages.

Volatility
The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

Delaware REIT Fund

Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual shareholder report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the report period. You can find more detailed information about the Fund in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. If you want a free copy of the Statement of Additional Information, the annual or semiannual report, or if you have any questions about investing in the Fund, you can write to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 523-1918. You may also obtain additional information about the Fund from your financial advisor.

You can find reports and other information about the Fund on the EDGAR database on the SEC web site (http//www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.
--------------------------------------------------------------------------------
WEB SITE
www.delawareinvestments.com

E-MAIL
service@delinvest.com

SHAREHOLDER SERVICE CENTER
800 523-1918
Call the Shareholder Service Center Monday to Friday, 8 a.m. to 8 p.m.
Eastern Time:
o  For fund information, literature, price, yield and performance figures.
o For information on existing regular investment accounts and retirement plan accounts including wire investments, wire redemptions, telephone redemptions and telephone exchanges.

DELAPHONE SERVICE
800 362-FUND (800 362-3863)
o For convenient access to account information or current performance information on all Delaware Investments Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.

DELAWARE FUND SYMBOLS
Delaware REIT Fund                        CUSIP        NASDAQ
                                          -----        ------
Class A                                 246248868       DPREX
Class B                                 246248819       DPRBX
Class C                                 246248793       DPRCX
Class R                                 246248561       DPRRX

Investment Company Act file number: 811-6322


PR-095 [--] IVES 2/04

                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
                                          A member of Lincoln Financial Group(R)

VALUE-EQUITY


Prospectus     FEBRUARY 27, 2004
--------------------------------------------------------------------------------
               DELAWARE REIT FUND
               INSTITUTIONAL CLASS

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this Prospectus, and any representation to the contrary is a criminal offense.

Table of contents

Fund profile                                               page 2
Delaware REIT Fund                                              2

How we manage the Fund                                     page 5
Our investment strategies                                       5
The securities we typically invest in                           6
The risks of investing in the Fund                              8

Who manages the Fund                                      page 11
Investment manager                                             11
Portfolio manager                                              11
Who's who?                                                     12

About your account                                        page 13
Investing in the Fund                                          13
How to buy shares                                              14
How to redeem shares                                           15
Account minimum                                                16
Exchanges                                                      16
Dividends, distributions and taxes                             16
Certain management considerations                              16

Financial highlights                                      page 17

Glossary                                                  page 19

Profile: Delaware REIT Fund
---------------------------

What are the Fund's goals?

The Delaware REIT Fund seeks maximum long-term total return, with capital appreciation as a secondary objective. Although the Fund will strive to meet its goals, there is no assurance that it will.

What are the Fund's main investment strategies?

Delaware REIT Fund primarily invests in securities of companies that are principally engaged in the real estate industry. Under normal circumstances, the Fund will invest at least 80% of its net assets in investments of real estate investment trusts (the "80% Policy").

In managing the Delaware REIT Fund portfolio, we strive to include REITs that represent a variety of different sectors in the real estate industry. As we consider individual REITs for the portfolio, we carefully evaluate each REIT's management team. We generally look for those that:

o  retain a substantial portion of the properties' cashflow;
o  effectively use capital to expand;
o  have a strong ability to raise rents; and
o  can create a franchise value for the REIT.

What are the main risks of investing in the Fund?

Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment will increase and decrease according to changes in the value of the securities held by the Fund. In addition, a Fund's share price and yield will fluctuate in response to movements in stock prices.

Because we concentrate our investments in the real estate industry, the Fund may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. Its investments may tend to fluctuate more in value than a portfolio that invests in a broader range of industries. If the Fund holds real estate directly, as a result of defaults, or receives rental income from its real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund is also affected by interest rate changes, particularly if the real estate investment trusts we are holding use floating rate debt to finance their ongoing operations.

Delaware REIT Fund is considered "non-diversified" under federal laws and regulations that govern mutual funds. That means the Fund may allocate more of its net assets to investments in single securities than a "diversified" fund. Thus, adverse effects on an investment held by the Fund may affect a larger portion of overall assets and subject the Fund to greater risks.

For a more complete discussion of risk, please see "The risks of investing in the Fund" on page 8.

The Fund's 80% Policy described above may be changed without shareholder approval. However, shareholders would be given at least 60 days notice prior to any such change.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Who should invest in the Fund

   o  Investors seeking a high level of long-term total return.
   o Investors willing to invest in equity securities of companies principally engaged in the real estate industry.
   o Investors looking to diversify their equity holdings by adding exposure to the real estate markets.

Who should not invest in the Fund

   o Investors unwilling to accept the risks of investing in the real estate industry as well as in a non-diversified fund.
   o Investors who are unwilling to accept that the value of their investment may fluctuate, sometimes significantly, over the short term.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial advisor to determine whether it is an appropriate choice for you.

How has the Delaware REIT Fund performed?

This bar chart and table can help you evaluate the risks of investing in the Fund. We show returns for the Institutional Class shares for the past six calendar years, as well as average annual returns for one year, five years and since inception. The Fund's past performance does not necessarily indicate how it will perform in the future. The returns reflect expense limitations in effect during certain of the periods. The returns would be lower without the expense limitations. Please see the footnotes on page 4 for additional information about the expense limitations.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN
(INSTITUTIONAL CLASS)]

Year-by-year total return (Institutional Class)

               Delaware REIT Fund

1998                -12.09%
1999                 -2.57%
2000                 32.83%
2001                  8.80%
2002                  4.20%
2003                 34.07%


During the periods illustrated in this bar chart, the Institutional Class' highest return was 13.29% for the quarter ended June 30, 2000 and its lowest return was -8.93% for the quarter ended September 30, 1998.

                                                   Average annual returns for periods ending 12/31/03

-----------------------------------------------------------------------------------------------------
                                                                                      Lifetime
Delaware REIT Fund Institutional Class                        1 year      5 years    (11/11/97)
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Return before taxes                                            34.07%      14.49%       10.21%
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Return after taxes on distributions                            31.78%      12.31%        7.40%
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Return after taxes on distributions and
   sale of Fund shares                                         22.58%      11.28%        7.03%
-----------------------------------------------------------------------------------------------------
NAREIT Equity REIT Index (reflects no
   deduction for fees, expenses or taxes)                      37.13%      14.35%       12.94%
-----------------------------------------------------------------------------------------------------

The Fund's returns are compared to the performance of the NAREIT Equity REIT Index. You should remember that unlike the Fund, the index is unmanaged and does not reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Fund's lifetime and do not reflect the impact of state and local taxes. Past performance, both before and after taxes, is not a guarantee of future results.

What are the Fund's fees and expenses?

You do not pay sales charges directly from your investments when you buy or sell shares of the Institutional Class.

-------------------------------------------------------- -------------
Maximum sales charge (load) imposed on
   purchases as a percentage of offering price                  none
-------------------------------------------------------- -------------
Maximum contingent deferred sales charge
   (load) as a percentage of original purchase
   price or redemption price, whichever is lower                none
-------------------------------------------------------- -------------
Maximum sales charge (load) imposed on
   reinvested dividends                                         none
-------------------------------------------------------- -------------
Redemption fees                                                 none
-------------------------------------------------------- -------------
Exchange fees(1)                                                none
-------------------------------------------------------- -------------


Annual fund operating expenses are deducted from the Fund's assets.

-------------------------------------------------------- -------------
Management fees(2)                                              0.75%
-------------------------------------------------------- -------------
Distribution and service (12b-1) fees                            none
-------------------------------------------------------- -------------
Other expenses                                                  0.55%
-------------------------------------------------------- -------------
Total operating expenses(2)                                     1.30%
-------------------------------------------------------- -------------
Fee waivers and payments                                       (0.15%)
-------------------------------------------------------- -------------
Net expenses                                                    1.15%
-------------------------------------------------------- -------------

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(3) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

----------- -------------
1 year          $117
----------- -------------
3 years         $397
----------- -------------
5 years         $699
----------- -------------
10 years      $1,555
----------- -------------


(1) Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.
(2) The investment manager has contracted to waive fees and pay expenses through February 28, 2005 in order to prevent total operating expenses (excluding any taxes, distribution, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 1.15% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap. Had the amount waived and/or paid been deducted, investment advisory fees and total operating expenses would have been 0.60% and 1.15%, respectively.
(3) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example reflects the net operating expenses with expense waivers for the one-year contractual period and total operating expenses without expense waivers for years two through ten.

How we manage the Fund
----------------------

Our investment strategies

We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for a particular fund. The following describes how the portfolio management team pursues the Fund's investment goals.

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

The Delaware REIT Fund strives to achieve maximum long-term total return. Capital appreciation is a secondary objective. We invest in securities of companies principally engaged in the real estate industry. Under normal circumstances, the Fund will invest at least 80% of its net assets in investments of REITs. The Fund may also invest in equity securities of real estate industry operating companies known as REOCs.

We do not normally acquire securities for short-term purposes; however, we may take advantage of short-term opportunities that are consistent with the Fund's investment objectives.

Delaware REIT Fund's investment objectives are non-fundamental. This means that the Board of Trustees may change the objectives without obtaining shareholder approval. If the objectives were changed, we would notify shareholders before the change in the objectives became effective.

The securities we typically invest in
Securities generally offer investors the potential for capital appreciation and may pay dividends as well.

----------------------------------------- ------------------------------------------------------------------------------------------
               Securities                                                    How we use them
----------------------------------------- ------------------------------------------------------------------------------------------
Real Estate Investment Trusts: A          We may invest without limit in shares of REITs.
company, usually traded publicly,
that manages a portfolio of real
estate to earn profits for
shareholders.

REITs are generally classified as
equity REITs, mortgage REITs or a
combination of equity and mortgage
REITs. Equity REITs invest the
majority of their assets directly in
real property, derive income
primarily from the collection of
rents and can realize capital gains
by selling properties that have
appreciated in value. Mortgage REITs
invest the majority of their assets
in real estate mortgages and derive
income from the collection of
interest payments. By investing in
REITs indirectly through the Fund, a
shareholder bears a proportionate
share of the expenses of a fund and
indirectly shares similar expenses of
the REITs.
----------------------------------------- ------------------------------------------------------------------------------------------

----------------------------------------- ------------------------------------------------------------------------------------------
               Securities                                                    How we use them
----------------------------------------- ------------------------------------------------------------------------------------------
Real Estate Industry Operating            We may invest without limit in REOCs.
Companies: We consider a REOC to be a
company that derives at least 50% of
its gross revenues or net profits from:

(1)  Ownership, development,
     construction, financing, management
     or sale of commercial, industrial
     or residential real estate, or
(2)  products or services related to the
     real estate industry, such as
     building supplies or mortgage
     servicing.
----------------------------------------- ------------------------------------------------------------------------------------------
Foreign securities and American           The Fund's investments may from time to time include sponsored or unsponsored
Depositary Receipts:                      American Depositary Receipts that are actively traded in the United States.
Securities of foreign entities issued
directly or, in the case of American      We may invest up to 10% of the Fund's assets in foreign securities.
Depositary Receipts, through a U.S.
depositary (usually a U.S. bank). ADRs
represent the depositary holdings of a
stated number of shares of a foreign
corporation. An ADR generally entitles
the holder to all dividends and capital
gains earned by the underlying foreign
shares. ADRs are bought and sold the
same as U.S. securities.
----------------------------------------- ------------------------------------------------------------------------------------------
Options and futures: Options represent    If we have stocks that have appreciated in price, we may want to protect those gains
a right to buy or sell a security or      when we anticipate adverse conditions. We might use options or futures to neutralize
group of securities at an agreed upon     the effect of any price declines, without selling the security. We might also use
price at a future date. The purchaser     options or futures to gain exposure to a particular market segment without purchasing
of an option may or may not choose to     individual securities in that segment. We might use this approach if we had excess
go through with the transaction.          cash that we wanted to invest quickly.

Writing a covered call option on a        We might use covered call options if we believe that doing so would help the Fund to
security obligates the owner of the       meet its investment objectives.
security to sell it at an agreed upon
price on an agreed upon date (usually     Use of these strategies can increase the operating costs of the Fund and can lead to
no more than nine months in the           loss of principal.
future). If the Fund owns a security
and writes a covered call on that
security, the Fund will receive a
premium payment from the purchaser of
the call, but if the security
appreciates to a price greater than
the agreed upon selling price, the
Fund would lose out on those gains.

Futures contracts are agreements for
the purchase or sale of securities at
a specified price, on a specified
date. Unlike an option, a futures
contract must be executed unless it is
sold before the settlement date.

Options and futures are generally
considered to be derivative
securities.
----------------------------------------- ------------------------------------------------------------------------------------------

----------------------------------------- ------------------------------------------------------------------------------------------
               Securities                                                    How we use them
----------------------------------------- ------------------------------------------------------------------------------------------
Repurchase agreements: An agreement       Typically, we use repurchase agreements as a short-term investment for our cash
between a buyer of securities, such as    position. In order to enter into repurchase agreements, the Fund must have collateral
the Fund, and a seller of securities,     of 102% of the repurchase price. Except when we believe a temporary defensive
in which the seller agrees to buy the     approach is appropriate, the Fund will not hold more than 5% of its total assets in
securities back within a specified        cash or other short-term investments. All short-term investments will be rated AAA by
time at the same price the buyer paid     Standard & Poor's or Aaa by Moody's Investors Service or if unrated, be of comparable
for them, plus an amount equal to an      quality, based on our evaluation. The Fund will only enter into repurchase agreements
agreed upon interest rate. Repurchase     in which the collateral is U.S. government securities.
agreements are often viewed as
equivalent to cash.
----------------------------------------- ------------------------------------------------------------------------------------------
Restricted securities: Privately          We may invest in privately placed securities including those that are eligible for
placed securities whose resale is         resale only among certain institutional buyers without registration, commonly known
restricted under securities law.          as Rule 144A Securities. We may invest without limitation in Rule 144A Securities that are deemed to be liquid. Illiquid Rule 144A Securities together with other restricted securities are limited to 15% of total Fund assets.
----------------------------------------- ------------------------------------------------------------------------------------------
Illiquid securities: Securities that      We may invest up to 15% of net assets in illiquid securities.
do not have a ready market, and cannot
be sold within seven days at
approximately the price that a fund
has valued them.
----------------------------------------- ------------------------------------------------------------------------------------------


The Delaware REIT Fund may also invest in convertible securities, including enhanced convertible securities, as well as mortgage-backed securities, U.S. government securities and zero coupon bonds. The Fund may invest a portion of its net assets in foreign securities directly. Please see the Statement of Additional Information for additional descriptions and risk information on these securities as well as those listed in the table above. You can find additional information about the investments in the Fund's portfolio in the annual or semi-annual shareholder reports.

Lending securities
The Fund may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in securities transactions. These transactions, if any, may generate additional income for the Fund.

Borrowing from banks

The Fund may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. Borrowing money could result in the Fund being unable to meet its investment objectives.

Temporary defensive positions

For temporary defensive purposes, we may hold a substantial part of the Fund's assets in cash or cash equivalents. To the extent that the Fund holds these securities, the Fund may be unable to achieve its investment objectives.

Purchasing securities on a when-issued or delayed delivery basis
The Fund may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. The Fund will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

The risks of investing in the Fund

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund, you should carefully evaluate the risks. Because of the nature of the Fund, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in Delaware REIT Fund. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

----------------------------------------- ------------------------------------------------------------------------------------------
               Risks                                                  How we strive to manage them
----------------------------------------- ------------------------------------------------------------------------------------------
Market risk is the risk that all or a     We maintain a long-term investment approach and focus on securities we believe can
majority of the securities in a           appreciate over an extended time frame regardless of interim market fluctuations. We
certain market--like the stock or bond    do not try to predict overall market movements and generally do not trade for
market--will decline in value because     short-term purposes.
of factors such as economic
conditions, future expectations or        We may hold a substantial part of the Fund's assets in cash or cash equivalents as a
investor confidence.                      temporary, defensive strategy.
----------------------------------------- ------------------------------------------------------------------------------------------
Industry and security risk is the risk    In Delaware REIT Fund we hold a number of different individual securities, seeking to
that the value of securities in a         manage security risk. However, we do concentrate on the real estate industry. As a
particular industry or the value of an    consequence, the share price of the Fund may fluctuate in response to factors
individual stock or bond will decline     affecting that industry, and may fluctuate more widely than a portfolio that invests
because of changing expectations for      in a broader range of industries. The Fund may be more susceptible to any single
the performance of that industry or       economic, political or regulatory occurrence affecting the real estate industry.
for the individual company issuing the
stock or bond.
----------------------------------------- ------------------------------------------------------------------------------------------
Interest rate risk is the risk that       Delaware REIT Fund is subject to interest rate risk. If the Fund invests in real
securities will decrease in value if      estate investment trusts that hold fixed rate obligations, we would expect the value
interest rates rise and conversely        of those trusts to decrease if interest rates rise and increase if interest rates
rise in value when interest rates         decline. However, lower interest rates also tend to increase the chances that a bond
fall.                                     will be refinanced, which can hurt the returns of REITs that hold fixed rate obligations. We strive to manage this risk by monitoring interest rates and evaluating their potential impact on securities already in the portfolio or those we are considering for purchase.
----------------------------------------- ------------------------------------------------------------------------------------------

----------------------------------------- ------------------------------------------------------------------------------------------
               Risks                                                  How we strive to manage them
----------------------------------------- ------------------------------------------------------------------------------------------
Real estate industry risks include        Since the Fund invests principally in REITs, it is subject to the risks associated
among others:                             with the real estate industry. We will strive to manage these risks through careful
o  possible declines in the value of      selection of individual REIT securities; however, investors should carefully consider
   real estate;                           these risks before investing in the Fund.
o  risks related to economic
   conditions;
o  possible shortage of mortgage
   funds;
o  overbuilding and extended
   vacancies;
o  increased competition;
o  changes in property taxes,
   operating expenses or zoning laws;
o  costs of environmental clean-up, or
   damages from natural disasters;
o  limitations or fluctuations in rent
   payments;
o  cashflow fluctuations; and
o  defaults by borrowers.

REITs are also subject to the risk of
failing to qualify for tax-free
pass-through of income under the
Internal Revenue Code and/or failing
to qualify for an exemption from
registration as an investment company
under the Investment Company Act of
1940.
----------------------------------------- ------------------------------------------------------------------------------------------
Non-diversified funds: Non-diversified    Delaware REIT Fund is a non-diversified fund and is subject to this risk.
investment companies have the             Nevertheless, we typically hold securities from a variety of different issuers,
flexibility to invest as much as 50%      representing different sectors of the real estate industry. We also perform extensive
of their assets in as few as two          analysis on all securities. We are particularly diligent in reviewing securities that
issuers with no single issuer             represent a larger percentage of portfolio assets.
accounting for more than 25% of the
portfolio. The remaining 50% of the
portfolio must be diversified so that
no more than 5% of a fund's assets is
invested in the securities of a single
issuer. Because a non-diversified fund
may invest its assets in fewer
issuers, the value of fund shares may
increase or decrease more rapidly than
if the fund were fully diversified.
----------------------------------------- ------------------------------------------------------------------------------------------
Foreign risk is the risk that foreign     We may invest up to 10% of the Delaware REIT Fund's total assets in foreign
securities may be adversely affected      securities; however we typically invest only a small portion of assets in foreign
by political instability, changes in      securities, so this is not expected to be a major risk to the Fund.
currency exchange rates, foreign
economic conditions or inadequate
regulatory and accounting standards.
----------------------------------------- ------------------------------------------------------------------------------------------
Liquidity risk is the possibility that    We limit exposure to illiquid securities.
securities cannot be readily sold
within seven days at approximately the
price that the Fund has valued them.
----------------------------------------- ------------------------------------------------------------------------------------------

----------------------------------------- ------------------------------------------------------------------------------------------
               Risks                                                  How we strive to manage them
----------------------------------------- ------------------------------------------------------------------------------------------

Futures and options risk is the           Delaware REIT Fund may use futures contracts and options on futures contracts, as
possibility that a fund may experience    well as options on securities for hedging purposes. We limit the amount of the Fund's
a loss if it employs an options or        assets that may be committed to these strategies. Our obligations related to futures
futures strategy related to a security    and options transactions will not exceed 20% of the Fund's total assets and we will
or a market index and that security or    not enter into additional futures contracts or options on them if more than 5% of the
index moves in the opposite direction     Fund's assets would be required as margin deposits or premiums on the options.
from what the manager anticipated.
Futures and options also involve
additional expenses, which could
reduce any benefit or increase any
loss that the Fund experiences from
using the strategy.

Options and futures contracts on
foreign currencies, and forward
contracts, entail particular risks
related to conditions affecting the
underlying currency.
----------------------------------------- ------------------------------------------------------------------------------------------

Who manages the Fund
--------------------

Investment manager
The Fund is managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Fund, manages the Fund's business affairs and provides daily administrative services. For these services, the manager was paid a fee equal to 0.59% of the Fund's average daily net assets for the last fiscal year. This fee reflects a waiver of fees by the manager.

Portfolio manager

Damon J. Andres has primary responsibility for making day-to-day investment decisions for Delaware REIT Fund.

Damon J. Andres, Vice President/Portfolio Manger, earned a BS in business administration with an emphasis in finance and accounting from the University of Richmond. Prior to joining Delaware Investments in 1994, he provided investment consulting services as a Consulting Associate with Cambridge Associates, Inc. in Arlington, Virginia. Mr. Andres has been on the REIT management team since 1997.

Who's who?

This diagram shows the various organizations involved with managing, administering and servicing the Delaware Investments Funds.


[GRAPHIC OMITTED: DIAGRAM SHOWING THE VARIOUS ORGANIZATIONS INVOLVED WITH MANAGING, ADMINISTERING, AND SERVICING THE DELAWARE INVESTMENTS FAMILY OF FUNDS]

                                        Board of Trustees

Investment Manager                 The Fund                         Custodian
Delaware Management Company                                         JPMorgan Chase Bank
2005 Market Street                                                  4 Chase Metrotech Center
Philadelphia, PA 19103-7094                                         Brooklyn, NY 11245


Portfolio manager                  Distributor                      Service Agent
(see page 10 for details)          Delaware Distributors, L.P.      Delaware Service Company, Inc.
                                   2005 Market Street               2005 Market Street
                                   Philadelphia, PA 19103-7094      Philadelphia, PA 19103-7094

                                   Financial intermediary wholesaler
                                   Lincoln Financial Distributors, Inc.
                                   2001 Market Street
                                   Philadelphia, PA 19103-7055

                                  Shareholders

Board of Trustees A mutual fund is governed by a board of trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. Generally, at least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. However, the Delaware REIT Fund relies on certain exemptive rules created by the SEC that require the Board of Trustees overseeing the Fund to be comprised of a majority of such independent Trustees. These independent fund trustees, in particular, are advocates for shareholder interests.

Investment manager An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Portfolio managers Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

Custodian Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

Distributor Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker-dealers and are subject to NASD Regulation, Inc. (NASDR(SM)) rules governing mutual fund sales practices.

Financial intermediary wholesaler Pursuant to a contractual arrangement with Delaware Distributors, L.P., Lincoln Financial Distributors, Inc. (LFD) is primarily responsible for promoting the sale of Fund shares through broker/dealers, financial advisors and other financial intermediaries.

Service agent Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

Shareholders Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect trustees. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment policies must also seek shareholder approval.

About your account
------------------

Investing in the Fund

Institutional Class shares are available for purchase only by the following:

o retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;

o tax-exempt employee benefit plans of the Fund's manager or its affiliates and of securities dealer firms with a selling agreement with the distributor;

o institutional advisory accounts of the Fund's manager, or its affiliates and those having client relationships with Delaware Investment Advisers, another series of Delaware Management Business Trust, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts;

o a bank, trust company and similar financial institution investing for its own account or for the account of its trust customers for whom the financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee;

o registered investment advisors investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the advisor for investment purposes. Use of the Institutional Class shares is restricted to advisors who are not affiliated or associated with a broker or dealer and who derive compensation for their services exclusively from their advisory clients;

o certain plans qualified under Section 529 of the Internal Revenue Code for which the Fund's manager, distributor or service agent or one or more of their affiliates provide record keeping, administrative, investment management, marketing, distribution or similar services; or

o programs sponsored by financial intermediaries where such program requires the purchase of Institutional Class shares.


How to buy shares

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By mail
Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

By wire
Ask your bank to wire the amount you want to invest to the Bank of New York, ABA #021000018, Bank Account number 8900403748. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us at 800 510-4015 so we can assign you an account number.

[GRAPHIC OMITTED: ILLUSTRATION OF AN EXCHANGE SYMBOL]

By exchange
You can exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that you may not exchange your shares for Class B or Class C shares. To open an account by exchange, call your Client Services Representative at 800 510-4015.

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

Through your financial advisor
Your financial advisor can handle all the details of purchasing shares, including opening an account. Your advisor may charge a separate fee for this service.

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receives your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on a business day, you will pay that day's closing share price which is based on the Fund's net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order. In particular, we reserve the right to reject any specific purchase order for any person whose transactions seem to follow a "market timing" pattern.

We determine the Fund's net asset value (NAV) per share at the close of regular trading on the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We generally price securities and other assets for which market quotations are readily available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

How to redeem shares

[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]

By mail
You can redeem your shares (sell them back to the fund) by mail by writing to:
Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. All owners of the account must sign the request, and for redemptions of $100,000 or more, you must include a signature guarantee for each owner. You can also fax your written request to 267 256-8990. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on an account.

[GRAPHIC OMITTED: ILLUSTRATION OF A TELEPHONE]

By telephone
You can redeem up to $100,000 of your shares by telephone. You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

By wire
You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account, normally the next business day after we receive your request. If you request a wire deposit, a bank wire fee may be deducted from your proceeds. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

Through your financial advisor
Your financial advisor can handle all the details of redeeming your shares. Your advisor may charge a fee for this service.

How to redeem shares

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares, and we or an authorized agent receives the request before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), you will receive the net asset value next determined after we receive your request. If we receive your request after the close of regular trading on the New York Stock Exchange, you will receive the net asset value next determined on the next business day. You may have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

Account minimum
If you redeem shares and your account balance falls below $250, the Fund may redeem your account after 60 days' written notice to you.

Exchanges
You can exchange all or part of your shares, normally for shares of the same class in another Delaware Investments Fund. If you exchange shares to a fund that has a sales charge you will pay any applicable sales charge on your new shares. You don't pay sales charges on shares that are acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange. You may not exchange your shares for Class B, Class C or Class R shares of the funds in the Delaware Investments family. We may refuse the purchase side of any exchange request, if, in the investment manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objectives and policies or would otherwise potentially be adversely affected. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be refused.

Dividends, distributions and taxes
Dividends, if any, are paid quarterly and capital gains, if any, are paid annually. We automatically reinvest all dividends and any capital gains, unless you direct us to do otherwise.

In addition, in order to satisfy certain distribution requirements of the Tax Reform Act of 1986, the Fund may declare special year-end dividend and capital gains distributions during November and December to shareholders of record on a date in such month. Such distributions, if received by shareholders by January 1, are deemed to have been paid by the Fund and received by shareholders on the earlier of the date paid or December 31 of the prior year.

On May 28, 2003, President Bush signed into law the Jobs and Growth Tax Relief Reconciliation Act of 2003, which changes the tax rates on certain types of distributions. We urge you to consult your tax advisor about your particular tax situation and how it might be affected by the new tax law. The tax status of your dividends from the Fund is the same whether you reinvest your dividends or receive them in cash.

Distributions from the Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. The new tax law reduces the tax rate on certain qualifying dividends and long-term capital gains.

You also may be subject to state and local taxes on distributions.

Tax laws are subject to change, so we urge you to consult your tax advisor about your particular tax situation and how it might be affected by current tax law. The tax status of your dividends from the Fund is the same whether you reinvest your dividends or receive them in cash. Distributions from the Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. Any capital gains may be taxable at different rates depending on the length of time the Fund held the assets. In addition, you may be subject to state and local taxes on distributions.

We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.

Certain management considerations
---------------------------------

Investments by fund of funds
Delaware REIT Fund accepts investments from the funds within Delaware Group Foundation Funds, a fund of funds. From time to time, the Fund may experience large investments or redemptions due to allocations or rebalancings by Foundation Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. The manager will monitor transactions by Foundation Funds and will attempt to minimize any adverse effects on both Delaware REIT Fund and Foundation Funds as a result of these transactions.

Financial highlights
--------------------

The Financial highlights table is intended to help you understand the Fund's financial performance. All "per share" information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund, assuming the reinvestment of all dividends and distributions. This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800 523-1918.

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                                                                                 Institutional Class
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                                                                                                               Year ended
                                                                                                                  10/31
                                                                2003        2002         2001        2000         1999
Delaware REIT Fund

Net asset value, beginning of period                          $14.190     $14.280      $13.470     $11.310      $12.990

Income (loss) from investment operations
Net investment income(1)                                        0.656       0.555        0.625       0.596        0.545

Net realized and unrealized gain (loss)
   on investments                                               3.520       0.412        0.778       2.167       (0.807)
                                                              -------     -------      -------     -------      -------

Total from investment operations                                4.176       0.967        1.403       2.763       (0.262)
                                                              -------     -------      -------     -------      -------

Less dividends and distributions from:

Net investment income                                          (0.604)     (0.634)      (0.593)     (0.603)      (0.743)

Net realized gain on investments                               (0.352)     (0.423)           -           -       (0.675)
                                                              -------     -------      -------     -------      -------

Total dividends and distributions                              (0.956)     (1.057)      (0.593)     (0.603)      (1.418)
                                                              -------     -------      -------     -------      -------

Net asset value, end of period                                $17.410     $14.190      $14.280     $13.470      $11.310
                                                              =======     =======      =======     =======      =======

Total return(2)                                                30.80%       6.52%       10.51%      25.18%       (2.42%)

Ratios and supplemental data:

Net assets, end of period (000 omitted)                       $28,782      $8,850       $1,823      $2,013       $1,313

Ratio of expenses to average net assets                         1.15%       1.13%        1.04%       0.95%        0.95%

Ratio of expenses to average net assets prior
   to expense limitation and expenses paid indirectly           1.30%       1.13%        1.10%       1.15%        1.18%

Ratio of net investment income to average
   net assets                                                   4.31%       3.64%        4.39%       4.77%        4.43%

Ratio of net investment income to average net assets prior
   to expense limitation and expenses paid indirectly           4.16%       3.64%        4.33%       4.57%        4.20%

Portfolio turnover                                                48%         65%          61%         31%          48%
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(1) The average shares outstanding method has been applied for per share information.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

How to read the Financial highlights

Net investment income
Net investment income includes dividend and interest income earned from a fund's investments; it is after expenses have been deducted.

Net realized and unrealized gain (loss) on investments
A realized gain on investments occurs when we sell an investment at a profit, while a realized loss on investments occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share, if any, that we pay to shareholders would be listed under "Less dividends and distributions from - Net realized gain on investments."

Net asset value (NAV)
This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

Total return
This represents the rate that an investor would have earned or lost on an investment in a fund. In calculating this figure for the financial highlights table, we include fee waivers, and assume the shareholder has reinvested all dividends and realized gains.

Net assets
Net assets represent the total value of all the assets in a fund's portfolio, less any liabilities, that are attributable to that class of the fund.

Ratio of expenses to average net assets
The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders, and similar expenses.

Ratio of net investment income to average net assets
We determine this ratio by dividing net investment income by average net assets.

Portfolio turnover
This figure tells you the amount of trading activity in a fund's portfolio. For example, a fund with a 50% turnover has bought and sold half of the value of its total investment portfolio during the stated period.

Glossary

How to use this glossary
This glossary includes definitions of investment terms, many of which are used throughout the Prospectus. If you would like to know the meaning of an investment term that is not explained in the text please check the glossary.

Amortized cost
Amortized cost is a method used to value a fixed-income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.


Average maturity
An average of when the individual bonds and other debt securities held in a portfolio will mature.


Bond
A debt security, like an IOU, issued by a company, municipality or government agency. In return for lending money to the issuer, a bond buyer generally receives fixed periodic interest payments and repayment of the loan amount on a specified maturity date. A bond's price changes prior to maturity and typically is inversely related to current interest rates. When interest rates rise, bond prices fall, and when interest rates fall, bond prices rise. See Fixed-income securities.

Bond ratings
Independent evaluations of creditworthiness, ranging from Aaa/AAA (highest quality) to D (lowest quality). Bonds rated Baa/BBB or better are considered investment grade. Bonds rated Ba/BB or lower are commonly known as junk bonds. See also Nationally recognized statistical ratings organization.

Capital
The amount of money you invest.

Capital appreciation
An increase in the value of an investment.

Capital gains distributions
Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

Compounding
Earnings on an investment's previous earnings.

Consumer Price Index (CPI)
Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

Corporate bond
A debt security issued by a corporation. See Bond.

Cost basis
The original purchase price of an investment, used in determining capital gains and losses.

Currency exchange rates
The price at which one country's currency can be converted into another's. This exchange rate varies almost daily according to a wide range of political, economic and other factors.

Depreciation
A decline in an investment's value.

Diversification
The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.

Dividend distribution
Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.


Duration
A measurement of a fixed-income investment's price volatility. The larger the number, the greater the likely price change for a given change in interest rates.


Expense ratio
A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities and distributing its shares. They are paid from the fund's assets before any earnings are distributed to shareholders.

Financial advisor
Financial professional (e.g., broker, banker, accountant, planner or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.

Fixed-income securities
With fixed-income securities, the money you originally invested is paid back at a pre-specified maturity date. These securities, which include government, corporate or municipal bonds, as well as money market securities, typically pay a fixed rate of return (often referred to as interest). See Bonds.

Inflation
The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index (CPI).

Investment goal
The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

Management fee
The amount paid by a mutual fund to the investment advisor for management services, expressed as an annual percentage of the fund's average daily net assets.

Market capitalization
The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and the market price per share of $10 has a market capitalization of $10 million.

Maturity
The length of time until a bond issuer must repay the underlying loan principal to bondholders.

NAREIT Equity REIT Index
The NAREIT Equity REIT Index is a benchmark of real estate investment trusts that invest in many types of U.S. property.

NASD Regulation, Inc. (NASDR(SM))
The independent subsidiary of the National Association of Securities Dealers, Inc. responsible for regulating the securities industry.

Nationally recognized statistical ratings organization (NRSRO)
A company that assesses the credit quality of bonds, commercial paper, preferred and common stocks and municipal short-term issues, rating the probability that the issuer of the debt will meet the scheduled interest payments and repay the principal. Ratings are published by such companies as Moody's Investors Service, Inc. (Moody's), Standard & Poor's (S&P), and Fitch, Inc. (Fitch).

Net asset value (NAV)
The daily dollar value of one mutual fund share. Equal to a fund's net assets divided by the number of shares outstanding.

Net assets
Net assets for purposes of a Fund's 80% Policy means the total value of all assets in the Fund's portfolio, minus any liabilities, plus the amount of the Fund's borrowings, if any, for investment purposes.

Preferred stock
Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stocks also often pay dividends at a fixed rate and are sometimes convertible into common stock.

Price-to-earnings ratio
A measure of a stock's value calculated by dividing the current market price of a share of stock by its annual earnings per share. A stock selling for $100 per share with annual earnings per share of $5 has a P/E of 20.

Principal
Amount of money you invest (also called capital). Also refers to a bond's original face value, due to be repaid at maturity.

Prospectus
The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

Real estate investment trusts (REITs)
A real estate investment trust is a company that is usually traded publicly, that manages a portfolio of real estate to make profits for shareholders.

Redeem
To cash in your shares by selling them back to the mutual fund.

Risk
Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.

Sales charge
Charge on the purchase or redemption of fund shares sold through financial advisors. May vary with the amount invested. Typically used to compensate advisors for advice and service provided.

SEC (Securities and Exchange Commission)
Federal agency established by Congress to administer the laws governing the securities industry, including mutual fund companies.

Share classes
Different classifications of shares; mutual fund share classes offer a variety of sales charge choices.

Signature guarantee
Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid; signature guarantees can be provided by members of the STAMP program.

Standard deviation
A measure of an investment's volatility; for mutual funds, measures how much a fund's total return has typically varied from its historical average.

Statement of Additional Information (SAI)
The document serving as "Part B" of a fund's prospectus that provides more detailed information about the fund's organization, investments, policies and risks.

Stock
An investment that represents a share of ownership (equity) in a corporation. Stocks are often referred to as common stocks or equities.

Total return
An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.

Volatility
The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

Delaware REIT Fund

Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's shareholder annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the report period. You can find more detailed information about the Fund in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. If you want a free copy of the Statement of Additional Information, the annual or semiannual report, or if you have any questions about investing in the Fund, you can write to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 510-4015. You may also obtain additional information about the Fund from your financial advisor.

You can find reports and other information about the Fund on the EDGAR database on the SEC web site (http//www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.

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WEB SITE
www.delawareinvestments.com

E-MAIL
service@delinvest.com

CLIENT SERVICES REPRESENTATIVE
800 510-4015

DELAPHONE SERVICE
800 362-FUND (800 362-3863)

o For convenient access to account information or current performance information on all Delaware Investments Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.

DELAWARE FUND SYMBOLS
Delaware REIT Fund                                        CUSIP        NASDAQ
                                                          -----        ------
Institutional Class                                     246248777       DPRSX

Investment Company Act file number: 811-6322



PR-186 [--] IVES 2/04

                              DELAWARE POOLED TRUST

                       STATEMENT OF ADDITIONAL INFORMATION


                             DATED FEBRUARY 27, 2004
                       -----------------------------------




         Delaware Pooled Trust ("Pooled Trust") is an open-end management investment company. Pooled Trust consists of various series ("Portfolios") offering a broad range of investment choices. Pooled Trust is designed to provide clients with attractive alternatives for meeting their investment needs. This Statement of Additional Information ("SAI") (Part B of Pooled Trust's registration statement) addresses information for Pooled Trust applicable to each of the Portfolios.


         This SAI is not a prospectus but should be read in conjunction with the related Prospectus for each Portfolio. Certain information from the Portfolios' Annual and Semi-Annual Reports has been incorporated by reference into this SAI. To obtain the Prospectuses or Annual and Semi-Annual Reports for the A, B, C, Institutional and R Class Shares of The Real Estate Investment Trust Portfolio, write to Delaware Distributors, L.P. (the "Distributor") at 2005 Market Street, Philadelphia, PA 19103-7094. You can also call 800 523-1918 for the Class A, B, C and R Shares of The Real Estate Investment Trust Portfolio or 800 510-4015 for the Institutional Class of the Real Estate Investment Trust Portfolio. To obtain the proper Prospectus or Annual and Semi-Annual Reports for the other Portfolios and Classes, please write to Delaware Pooled Trust at 2005 Market Street, Philadelphia, PA 19103-7094, Attn: Client Services or call Pooled Trust at 800 231-8002.

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TABLE OF CONTENTS                                                                           Page
                                                                                            ----
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Fund History                                                                                   2
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Investment Policies, Portfolio Techniques and Risk Considerations                              2
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Accounting and Tax Issues                                                                     32
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Trading Practices and Brokerage                                                               35
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Portfolio Turnover                                                                            38
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Purchasing Shares                                                                             39
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Group Investment Plans                                                                        51
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Determining Offering Price and Net Asset Value                                                60
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Redemption and Exchange                                                                       63
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Dividends and Capital Gain Distributions                                                      72
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Taxes                                                                                         74
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Investment Management Agreements and Sub-Advisory Agreements                                  76
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Officers and Trustees                                                                         84
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General Information                                                                          104
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Performance Information                                                                      109
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Financial Statements                                                                         122
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Appendix A - Ratings                                                                         123
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Appendix B - Investment Objectives of the Funds in the Delaware Investments Family           125
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FUND HISTORY


         Pooled Trust was originally incorporated under the laws of the State of Maryland on May 30, 1991. On December 15, 1999, the company completed a reorganization that changed its state and form of organization from a Maryland corporation to a Delaware business trust called Delaware Pooled Trust.

         Delaware Pooled Trust offers various Portfolios providing eligible investors a broad range of investment choices, with the service companies of Delaware Investments providing customized services as investment advisor, administrator and distributor. Each Portfolio, other than The Real Estate Investment Trust Portfolio, The Real Estate Investment Trust Portfolio II (which Portfolios together may be referred to as "The Real Estate Investment Trust Portfolios"), The Global Fixed Income Portfolio, The International Fixed Income Portfolio and The Emerging Markets Portfolio, is a diversified fund as defined by the Investment Company Act of 1940 (the "1940 Act"). The Real Estate Investment Trust Portfolio, The Real Estate Investment Trust Portfolio II, The Global Fixed Income Portfolio, The International Fixed Income Portfolio and The Emerging Markets Portfolio Portfolio are nondiversified funds as defined by the 1940 Act.


INVESTMENT POLICIES, PORTFOLIO TECHNIQUES AND RISK CONSIDERATIONS

Investment Restrictions
         Investment Objectives--The investment objectives of all the Portfolios, except The Labor Select International Equity Portfolio, are non-fundamental, and may be changed without shareholder approval. However, the Board of Trustees must approve any changes to non-fundamental investment objectives and the appropriate Portfolio will notify shareholders prior to a material change in a Portfolio's objective. The investment objective of The Labor Select International Equity Portfolio is fundamental and may not be changed without shareholder approval.

         Fundamental Investment Restrictions -- Pooled Trust has adopted the following restrictions for each of the Portfolios (except where otherwise noted) which cannot be changed without approval by the holders of a "majority of the outstanding voting securities" of the respective Portfolio, which is the vote of: (i) more than 50% of the outstanding voting securities of the Portfolio; or
(ii) 67% or more of the voting securities of the Portfolio present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, whichever is less. The percentage limitations contained in the restrictions and policies set forth herein apply at the time a Portfolio purchases securities.

         Each Portfolio, other than The Labor Select International Equity Portfolio, shall not:

         1. With respect to each Portfolio, except The Real Estate Investment Trust Portfolios, make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or U.S. Securities and Exchange Commission ("SEC") staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Portfolio from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in tax-exempt securities or certificates of deposit. The Real Estate Investment Trust Portfolios will concentrate their respective investments in the real estate industry. Each of The Real Estate Investment Trust Portfolios otherwise shall not make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Portfolio from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in tax-exempt securities or certificates of deposit.

         2. Borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

         3. Underwrite the securities of other issuers, except that the Portfolio may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

         4. With respect to each Portfolio, purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Portfolio from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

         5. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Portfolio from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

         6. Make loans, provided that this restriction does not prevent the Portfolio from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

         The Labor Select International Equity Portfolio shall not:

         1. Make loans, except to the extent that purchases of debt obligations (including repurchase agreements), in accordance with the Portfolio's investment objective and policies, are considered loans, and except that the Portfolio may loan up to 25% of its respective assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

         2. Purchase or sell real estate or real estate limited partnerships, but this shall not otherwise prevent a Portfolio from investing in securities secured by real estate or interests therein.

         3. Engage in the underwriting of securities of other issuers, except that in connection with the disposition of a security, the Portfolio may be deemed to be an "underwriter" as that term is defined in the Securities Act of 1933.

         4. Make any investment which would cause more than 25% of the market or other fair value of its respective total assets to be invested in the securities of issuers all of which conduct their principal business activities in the same industry. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

         5. Purchase or sell commodities or commodity contracts.

         6. Enter into futures contracts or options thereon.

         7. Make short sales of securities, or purchase securities on margin.

         8. Purchase or retain the securities of any issuer which has an officer, director or security holder who is a director or officer of Pooled Trust or of either of the investment advisors if or so long as the directors and officers of Pooled Trust and of the investment advisors together own beneficially more than 5% of any class of securities of such issuer.

         9. Invest in interests in oil, gas and other mineral leases or other mineral exploration or development programs.

         10. Borrow money, except as a temporary measure for extraordinary purposes or to facilitate redemptions. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of its respective net assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Portfolio shall, within three days thereafter (not including Sunday or holidays) or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. No investment securities will be purchased while the Portfolio has an outstanding borrowing. The Portfolio will not pledge more than 10% of its respective net assets. The Portfolio will not issue senior securities (as defined in the 1940 Act), except for notes to banks.

         11. As to 75% of its respective total assets, invest more than 5% of its respective total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities).

         In addition to the restrictions set forth above, in connection with the qualification of the Portfolio's shares for sale in certain states, the Portfolio may not invest in warrants if such warrants, valued at the lower of cost or market, would exceed 5% of the value of the Portfolio's net assets. Included within such amount, but not to exceed 2% of the Portfolio's net assets may be warrants which are not listed on the New York Stock Exchange or American Stock Exchange. Warrants acquired by the Portfolio in units or attached to securities may be deemed to be without value.

         Non-fundamental Investment Restrictions - In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the Prospectuses, each Portfolio, except as noted, will be subject to the following investment restrictions, which are considered non-fundamental and may be changed by the Board of Trustees, as appropriate, without shareholder approval.

         Each Portfolio, other than The Labor Select International Equity Portfolio,

         1. Is permitted to invest in other investment companies, including open-end, closed-end or unregistered investment companies, either within the percentage limits set forth in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, or without regard to percentage limits in connection with a merger, reorganization, consolidation or other similar transaction. However, none of the Portfolios may operate as a "fund of funds" which invests primarily in the shares of other investment companies as permitted by Section 12(d)(1)(F) or (G) of the 1940 Act, if its own shares are utilized as investments by such a "fund of funds."

         2. May not invest more than 15% of its net assets in securities which it cannot sell or dispose of in the ordinary course of business within seven days at approximately the value at which the Portfolio has valued the investment.

         The Large-Cap Value Equity Portfolio, The Mid-Cap Growth Equity Portfolio, The Small-Cap Growth Equity Portfolio, The Small-Cap Growth II Equity Portfolio, The Real Estate Investment Trust Portfolios, The International Equity Portfolio, The Labor Select International Equity Portfolio, The Intermediate Fixed Income Portfolio, The High-Yield Bond Portfolio, The Global Fixed Income Portfolio and The International Fixed Income Portfolio shall not:

         1. Make loans, except to the extent that purchases of debt obligations (including repurchase agreements), in accordance with a Portfolio's investment objective and policies, are considered loans, and except that each Portfolio may loan up to 25% of its respective assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

         2. Purchase or sell real estate or real estate limited partnerships, but this shall not otherwise prevent a Portfolio from investing in securities secured by real estate or interests therein and except that The Real Estate Investment Trust Portfolio and The Real Estate Investment Trust Portfolio II (collectively, "The Real Estate Investment Trust Portfolios") may each own real estate directly as a result of a default on securities the Portfolio owns.

         3. Engage in the underwriting of securities of other issuers, except that in connection with the disposition of a security, a Portfolio may be deemed to be an "underwriter" as that term is defined in the Securities Act of 1933.

         4. Make any investment which would cause more than 25% of the market or other fair value of its respective total assets to be invested in the securities of issuers all of which conduct their principal business activities in the same industry, except that each of The Real Estate Investment Trust Portfolios shall invest in excess of 25% of its total assets in the securities of issuers in the real estate industry. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

         5. Purchase or sell commodities or commodity contracts, except that The Mid-Cap Growth Equity Portfolio, The Real Estate Investment Trust Portfolios, The Intermediate Fixed Income Portfolio and The International Fixed Income Portfolio may enter into futures contracts and may purchase and sell options on futures contracts in accordance with the related Prospectus, subject to investment restriction 6 below.

         6. Enter into futures contracts or options thereon, except that The Mid-Cap Growth Equity Portfolio, The Real Estate Investment Trust Portfolios, The Intermediate Fixed Income Portfolio and The International Fixed Income Portfolio may each enter into futures contracts and options thereon to the extent that not more than 5% of its assets are required as futures contract margin deposits and premiums on options and only to the extent that obligations under such contracts and transactions represent not more than 20% of its total assets.

         7. Make short sales of securities, or purchase securities on margin, except that The Mid-Cap Growth Equity Portfolio, The Real Estate Investment Trust Portfolios and The International Fixed Income Portfolio may satisfy margin requirements with respect to futures transactions.

         8. Purchase or retain the securities of any issuer which has an officer, director or security holder who is a director or officer of Pooled Trust or of either of the investment advisors if or so long as the directors and officers of Pooled Trust and of the investment advisors together own beneficially more than 5% of any class of securities of such issuer.

         9. Invest in interests in oil, gas and other mineral leases or other mineral exploration or development programs.

         10. Borrow money, except as a temporary measure for extraordinary purposes or to facilitate redemptions. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of its respective net assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, a Portfolio shall, within three days thereafter (not including Sunday or holidays) or such longer period as the Securities and Exchange Commission ("Commission") may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. No investment securities will be purchased while a Portfolio has an outstanding borrowing. A Portfolio will not pledge more than 10% of its respective net assets. A Portfolio will not issue senior securities as defined in the 1940 Act, except for notes to banks.

         In addition to the restrictions set forth above, in connection with the qualification of a Portfolio's shares for sale in certain states, a Portfolio may not invest in warrants if such warrants, valued at the lower of cost or market, would exceed 5% of the value of a Portfolio's net assets. Included within such amount, but not to exceed 2% of a Portfolio's net assets may be warrants which are not listed on the New York Stock Exchange or American Stock Exchange. Warrants acquired by a Portfolio in units or attached to securities may be deemed to be without value.

         The Large-Cap Value Equity Portfolio, The Mid-Cap Growth Equity Portfolio, The Small-Cap Growth Equity Portfolio, The Small-Cap Growth II Equity Portfolio, The Global Equity Portfolio, The International Equity Portfolio, The Intermediate Fixed Income Portfolio, The Global Fixed Income Portfolio and, only where noted, The High-Yield Bond Portfolio shall not:

         1. As to 75% of its respective total assets, invest more than 5% of its respective total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities). This restriction shall also apply to The High-Yield Bond Portfolio. This restriction shall apply to only 50% of the total assets of The Global Fixed Income Portfolio.

         2. Invest in securities of other investment companies, except by purchase in the open market involving only customary brokers' commissions or in connection with a merger, consolidation or other acquisition or as may otherwise be permitted by the 1940 Act.

         3. Purchase more than 10% of the outstanding voting securities of any issuer, or invest in companies for the purpose of exercising control or management.

         4. Write, purchase or sell options, puts, calls or combinations thereof with respect to securities, except that The Mid-Cap Growth Equity Portfolio may:
(a) write covered call options with respect to any or all parts of its portfolio securities; (b) purchase call options to the extent that the premiums paid on all outstanding call options do not exceed 2% of the Portfolio's total assets;
(c) write secured put options; and (d) purchase put options, if the Portfolio owns the security covered by the put option at the time of purchase, and provided that premiums paid on all put options outstanding do not exceed 2% of its total assets. The Portfolio may sell call or put options previously purchased and enter into closing transactions with respect to the activities noted above.

         5. Invest more than 5% of the value of its respective total assets in securities of companies less than three years old. Such three-year period shall include the operation of any predecessor company or companies.

         6. Invest more than 10% of its respective total assets in repurchase agreements maturing in more than seven days and other illiquid assets.

         For purposes of investment restriction 6, it is Pooled Trust's policy, changeable without shareholder vote, that "illiquid assets" include securities of foreign issuers which are not listed on a recognized U.S. or foreign exchange and for which a bona fide market does not exist at the time of purchase or subsequent valuation.

         The following additional non-fundamental investment restrictions apply to The Labor Select International Equity Portfolio, The Real Estate Investment Trust Portfolios, The International Fixed Income Portfolio and The High-Yield Bond Portfolio.

         Except as noted below, each of The Labor Select International Equity Portfolio, The Real Estate Investment Trust Portfolios and The International Fixed Income Portfolio shall not:

         1. As to 50% of the respective total assets of The Real Estate Investment Trust Portfolios and The International Fixed Income Portfolio, invest more than 5% of its respective total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities).

         2. Invest in securities of other investment companies, except by purchase in the open market involving only customary brokers' commissions or in connection with a merger, consolidation or other acquisition or as may otherwise be permitted by the 1940 Act.

         3. Invest more than 5% of the value of its respective total assets in securities of companies less than three years old. Such three-year old period shall include the operation of any predecessor company or companies. This restriction shall not apply to The Real Estate Investment Trust Portfolios and their investments in the securities of real estate investment trusts.

         4. Purchase more than 10% of the outstanding voting securities of any issuer, or invest in companies for the purpose of exercising control or management.

         5. Write, purchase or sell options, puts, calls or combinations thereof with respect to securities, except that each of The Real Estate Investment Trust Portfolios may: (a) write covered call options with respect to any or all parts of its portfolio securities; (b) purchase call options to the extent that the premiums paid on all outstanding call options do not exceed 2% of the Portfolio's total assets; (c) write secured put options; and (d) purchase put options, if the Portfolio owns the security covered by the put option at the time of purchase, and provided that premiums paid on all put options outstanding do not exceed 2% of its total assets. Each Portfolio may sell call or put options previously purchased and enter into closing transactions with respect to the activities noted above.

         6. Invest more than 15% of its respective total assets, determined at the time of purchase, in repurchase agreements maturing in more than seven days and other illiquid assets.

         For purposes of investment restriction 6, it is Pooled Trust's policy that "illiquid assets" include securities of foreign issuers which are not listed on a recognized U.S. or foreign exchange and for which no bona fide market exists at the time of purchase.

         The following additional non-fundamental investment restrictions apply to The Global Equity Portfolio and The Emerging Markets Portfolio (except where otherwise noted). The percentage limitations contained in these restrictions and policies apply at the time a Portfolio purchases securities.

         Except as noted below, each of The Global Equity Portfolio and The Emerging Markets Portfolio shall not:

         1. As to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed by, the U.S. government, its agencies or instrumentalities). This restriction shall not apply to The Emerging Markets Portfolio.

         2. Invest 25% or more of its total assets in any one industry provided that there is no limitation with respect to investments in obligations issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities.

         3. Make loans other than by the purchase of all or a portion of a publicly or privately distributed issue of bonds, debentures or other debt securities of the types commonly offered publicly or privately and purchased by financial institutions (including repurchase agreements), whether or not the purchase was made upon the original issuance of the securities, and except that the Portfolio may loan its assets to qualified broker/dealers or institutional investors.

         4. Engage in underwriting of securities of other issuers, except that portfolio securities, including securities purchased in private placements, may be acquired under circumstances where, if sold, the Portfolio might be deemed to be an underwriter under the Securities Act of 1933. No limit is placed on the proportion of the Portfolio's assets which may be invested in such securities.

         5. Purchase or sell physical commodities or physical commodity contracts, including physical commodity options or futures contracts in a contract market or other futures market.

         6. Purchase or sell real estate; provided that the Portfolio may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

Investment Policies and Risks

Foreign Investment Information (The Global Equity Portfolio, The International Equity Portfolio, The Labor Select International Equity Portfolio, The Emerging Markets Portfolio, The International Small-Cap Portfolio, The International Large-Cap Equity Portfolio, The Global Fixed Income Portfolio, The International Fixed Income Portfolio, The Large-Cap Growth Equity Portfolio, The Small-Cap Value Equity Portfolio, The Small-Cap Growth Equity Portfolio, The Small-Cap Growth II Equity Portfolio, The Real Estate Investment Trust Portfolios, The All-Cap Growth Equity Portfolio, The Intermediate Fixed Income Portfolio, The Core Plus Fixed Income Portfolio and The High-Yield Bond Portfolio)
         Investors in The Global Equity, The International Equity, The Labor Select International Equity, The Emerging Markets, The International Small-Cap, The International Large-Cap Equity, The Global Fixed Income and The International Fixed Income Portfolios (as well as The Large-Cap Growth Equity, The Small-Cap Value Equity, The Small-Cap Growth Equity, The Small-Cap Growth II Equity, The Real Estate Investment Trust, The All-Cap Growth Equity, The Intermediate Fixed Income, The Core Plus Fixed Income and The High-Yield Bond Portfolios, each of which possesses a limited ability to invest in foreign securities) should recognize that investing in securities issued by foreign corporations and foreign governments involves certain considerations, including those set forth in the related Prospectus, which are not typically associated with investments in United States issuers. Since the securities of foreign issuers are frequently denominated in foreign currencies, and since each Portfolio may temporarily hold uninvested reserves in bank deposits in foreign currencies, these Portfolios will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The investment policies of each Portfolio, except The High-Yield Bond Portfolio, permit each to enter into forward foreign currency exchange contracts and permit The Small-Cap Growth Equity, The Small-Cap Growth II Equity, The Global Equity, The Emerging Markets, The International Small-Cap, The International Large-Cap Equity and The International Fixed Income Portfolios to engage in certain options and futures activities, in order to hedge holdings and commitments against changes in the level of future currency rates. See "FOREIGN CURRENCY TRANSACTIONS (THE GLOBAL EQUITY PORTFOLIO, THE INTERNATIONAL EQUITY PORTFOLIO, THE LABOR SELECT INTERNATIONAL EQUITY PORTFOLIO, THE EMERGING MARKETS PORTFOLIO, THE INTERNATIONAL SMALL-CAP, THE INTERNATIONAL LARGE-CAP EQUITY PORTFOLIO, THE GLOBAL FIXED INCOME PORTFOLIO, THE INTERNATIONAL FIXED INCOME PORTFOLIO, THE LARGE-CAP GROWTH EQUITY PORTFOLIO, THE SMALL-CAP VALUE EQUITY PORTFOLIO, THE SMALL-CAP GROWTH EQUITY PORTFOLIO, THE SMALL-CAP GROWTH II EQUITY PORTFOLIO, THE REAL ESTATE INVESTMENT TRUST PORTFOLIOS, THE INTERMEDIATE FIXED INCOME PORTFOLIO, THE CORE PLUS FIXED INCOME PORTFOLIO AND THE ALL-CAP GROWTH EQUITY PORTFOLIO)," below.

         The Global Equity, The International Equity, The Labor Select International Equity, The Emerging Markets, The International Small-Cap, The International Large-Cap Equity, The Global Fixed Income and The International Fixed Income Portfolios (and The Large-Cap Growth Equity, The Small-Cap Value Equity, The Small-Cap Growth Equity, The Small-Cap Growth II Equity, The Real Estate Investment Trust, The All-Cap Growth Equity, The Intermediate Fixed Income, The Core Plus Fixed Income and The High-Yield Bond Portfolios up to 20%, 5%, 5%, 5%, 10%, 10%, 20%, 20% and 20%, respectively, of their total assets) will invest in securities of foreign issuers and may hold foreign currency. Each of these Portfolios has the right to purchase securities in any developed, underdeveloped or emerging country. Investors should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations. These risks are in addition to the usual risks inherent in domestic investments. There is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations, foreign exchange control (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in those nations.

         In addition, in many countries, there is substantially less publicly available information about issuers than is available in reports about companies in the United States and this information tends to be of a lesser quality. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. In particular, the assets and profits appearing on the financial statements of a developing or emerging country issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with United States generally accepted accounting principles. Also, for an issuer that keeps accounting records in local currency, inflation accounting rules may require for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency or constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets.

         It is also expected that the expenses for custodial arrangements of The Global Equity, The International Equity, The Labor Select International Equity, The Emerging Markets, The International Small-Cap, The International Large-Cap Equity, The Global Fixed Income, The International Fixed Income, The Large-Cap Growth Equity, The Small-Cap Value Equity, The Small-Cap Growth Equity, The Small-Cap Growth II Equity, The Real Estate Investment Trust, The All-Cap Growth Equity, The Intermediate Fixed Income, The Core Plus Fixed Income and The High-Yield Bond Portfolios' foreign securities will be somewhat greater than the expenses for the custodial arrangements for U.S. securities of equal value. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the income a Portfolio receives from the companies comprising the Portfolio's investments. See "TAXES."

         Further, a Portfolio may encounter difficulty or be unable to pursue legal remedies and obtain judgments in foreign courts. Commission rates on securities transactions in foreign countries, which are sometimes fixed rather than subject to negotiation as in the United States, are likely to be higher. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets, and may be subject to administrative uncertainties. In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States, and capital requirements for brokerage firms are generally lower. The foreign securities markets of many of the countries in which a Portfolio may invest may also be smaller, less liquid and subject to greater price volatility than those in the United States.

         Compared to the United States and other developed countries, emerging countries may have volatile social conditions, relatively unstable governments and political systems, economies based on only a few industries and economic structures that are less diverse and mature, and securities markets that trade a small number of securities, which can result in a low or nonexistent volume of trading. Prices in these securities markets tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Until recently, there has been an absence of a capital market structure or market-oriented economy in certain emerging countries. Further, investments and opportunities for investments by foreign investors are subject to a variety of national policies and restrictions in many emerging countries. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, limits on the types of companies in which foreigners may invest and prohibitions on foreign investments in issuers or industries deemed sensitive to national interests. Additional restrictions may be imposed at any time by these or other countries in which a Portfolio invests. Also, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including, in some cases, the need for certain governmental consents. Although these restrictions may in the future make it undesirable to invest in emerging countries, the investment advisors for the Portfolios do not believe that any current repatriation restrictions would affect their decision to invest in such countries. Countries such as those in which a Portfolio may invest, and in which The Emerging Markets Portfolio will primarily invest, have historically experienced and may continue to experience, substantial, and in some periods extremely high rates of inflation for many years, high interest rates, exchange rate fluctuations or currency depreciation, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Other factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, its government's policy towards the International Monetary Fund, the World Bank and other international agencies and the political constraints to which a government debtor may be subject.

         With respect to investment in debt issues of foreign governments, the ability of a foreign government or government-related issuer to make timely and ultimate payments on its external debt obligations will also be strongly influenced by the issuer's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign government or government-related issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may curtail the willingness of such third parties to lend funds, which may further impair the issuer's ability or willingness to service its debts in a timely manner. The cost of servicing external debt will also generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a government issuer to obtain sufficient foreign exchange to service its external debt.

         As a result of the foregoing, a foreign governmental issuer may default on its obligations. If such a default occurs, a Portfolio may have limited effective legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government and government-related debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government and government-related debt obligations in the event of default under their commercial bank loan agreements.

          The issuers of the foreign government and government-related high-yield securities, including Brady Bonds, in which The Emerging Markets, The International Small-Cap, The High-Yield Bond, The Global Fixed Income and The International Fixed Income Portfolios expect to invest have in the past experienced substantial difficulties in servicing their external debt obligations, which have led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign government and government-related high yield securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign government and government-related high yield securities in which The Emerging Markets, The International Small-Cap, The High-Yield Bond, The Global Fixed Income and The International Fixed Income Portfolios may invest will not be subject to similar defaults or restructuring arrangements which may adversely affect the value of such investments. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

         With respect to forward foreign currency exchange, the precise matching of forward contract amounts and the value of the securities involved is generally not possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency strategy is highly uncertain. See "FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS" below.

         A Portfolio may be subject to foreign withholding taxes on income from certain foreign securities. This in turn, could reduce a Fund's distributions paid to shareholders. Special rules govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include, as relevant, the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury Regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract and similar financial instrument if such instrument is not "marked to market." The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts that are capital assets in the hands of the taxpayer and which are not part of a straddle. The Treasury Department has authority to issue regulations under which certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the Internal Revenue Code of 1986, as amended (the "Code"), and the Treasury Regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. Any gain or loss attributable to the foreign currency component of a transaction engaged in by a Portfolio which is not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction. It is anticipated that some of the non-U.S. dollar denominated investments and foreign currency contracts the Portfolios may make or enter into will be subject to the special currency rules described above.

         With reference to the Portfolios' investments in foreign government securities, there is the risk that a foreign governmental issuer may default on its obligations. If such a default occurs, a Portfolio may have limited effective legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government and government-related debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government and government-related debt obligations in the event of default under their commercial bank loan agreements.

         The issuers of foreign government and government-related debt securities have in the past experienced substantial difficulties in servicing their external debt obligations, which have led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign government and government-related high-yield securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that Brady Bonds and other foreign government and government-related securities will not be subject to similar defaults or restructuring arrangements which may adversely affect the value of such investments. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

         Investments and opportunities for investments by foreign investors in emerging market countries are subject to a variety of national policies and restrictions. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, limits on the types of companies in which foreigners may invest and prohibitions on foreign investments in issuers or industries deemed sensitive to national interests. Additional restrictions may be imposed at any time by these or other countries in which the Portfolios' invest. Although these restrictions may in the future make it undesirable to invest in emerging countries, a Portfolio's advisor or sub-advisor, as relevant, does not believe that any current registration restrictions would affect its decision to invest in such countries.

         As disclosed in the Prospectuses for The Global Equity Portfolio, The International Equity Portfolio, The Labor Select International Equity Portfolio, The Emerging Markets Portfolio, The International Small-Cap Portfolio, The International Large-Cap Equity Portfolio, The Global Fixed Income Portfolio, The Intermediate Fixed Income Portfolio, The Core Plus Fixed Income Portfolio and The International Fixed Income Portfolio, the foreign short-term fixed-income securities in which the Portfolio may invest may be U.S. dollar or foreign currency denominated, including the euro. Such securities may include those issued by supranational entities. A supranational entity is an entity established or financially supported by the national governments of one or more countries to promote development or reconstruction. They include: The Work Bank, European Investment Bank, Asian Development Bank, European Economic Community and the Inter-American Development Bank. Such fixed-income securities will be typically rated, at the time of purchase, AA or higher by Standard & Poor's Ratings Group or Aa or higher by Moody's Investor Service, Inc. or of comparable quality as determined by the Portfolio's investment advisor.

Foreign Currency Transactions (The Global Equity Portfolio, The International Equity Portfolio, The Labor Select International Equity Portfolio, The Emerging Markets Portfolio, The International Small-Cap Portfolio, The International Large-Cap Equity Portfolio, The Global Fixed Income Portfolio, The International Fixed Income Portfolio, The Large-Cap Growth Equity Portfolio, The Small-Cap Value Equity Portfolio, The Small-Cap Growth Equity Portfolio, The Small-Cap Growth II Equity Portfolio, The Real Estate Investment Trust Portfolios, The All-Cap Growth Equity Portfolio, The Intermediate Fixed Income Portfolio, The Core Plus Fixed Income Portfolio and The High-Yield Bond Portfolio)

         The Global Equity, The International Equity, The Labor Select International Equity, The Emerging Markets, The International Small-Cap Portfolios, The International Large-Cap Equity, The Global Fixed Income, The International Fixed Income (as well as The Large-Cap Growth Equity, The Small-Cap Value Equity, The Small-Cap Growth Equity, The Small-Cap Growth II Equity, The Real Estate Investment Trust, The All-Cap Growth Equity, The Intermediate Fixed Income, The Core Plus Fixed Income and The High-Yield Bond Portfolios consistent with their limited ability to invest in foreign securities) may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to minimize currency value fluctuations.

         Forward foreign currency contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A Portfolio will account for forward contracts by marking to market each day at daily exchange rates.

         When a Portfolio enters into a forward contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of its assets denominated in such foreign currency, its Custodian Bank will place or will cause to be placed cash or liquid equity or debt securities in a separate account of that Portfolio in an amount not less than the value of that Portfolio's total assets committed to the consummation of such forward contracts. If the additional cash or securities placed in the separate account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of that Portfolio's commitments with respect to such contracts.

         The Small-Cap Growth Equity, The Small-Cap Growth II Equity, The Global Equity, The Emerging Markets, The International Small-Cap, The International Large-Cap Equity and The International Fixed Income Portfolios may also enter into transactions involving foreign currency options, futures contracts and options on futures contracts, in order to minimize the currency risk in its investment portfolio.

         Foreign currency options are traded in a manner substantially similar to options on securities. In particular, an option on foreign currency provides the holder with the right to purchase, in the case of a call option, or to sell, in the case of a put option, a stated quantity of a particular currency for a fixed price up to a stated expiration date. The writer of the option undertakes the obligation to deliver, in the case of a call option, or to purchase, in the case of a put option, the quantity of the currency called for in the option, upon exercise of the option by the holder. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of a rate movement adverse to a Portfolio's position, a Portfolio may forfeit the entire amount of the premium plus any related transaction costs. As in the case of other types of options, the writing of an option on a foreign currency will constitute only a partial hedge, up to the amount of the premium received, and a Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses.

         A Portfolio will write call options only if they are "covered" and put options only if they are secured. A call written by a Portfolio will be considered covered if a Portfolio owns short-term debt securities with a value equal to the face amount of the option contract and denominated in the currency upon which the call is written. A put option written by a Portfolio will be considered secured if, so long as a Portfolio is obligated as the writer of the put, it segregates with its Custodian Bank cash or liquid high grade debt securities equal at all times to the aggregate exercise price of the put.

         As in the case of other types of options, the holder of an option on foreign currency is required to pay a one-time, non-refundable premium, which represents the cost of purchasing the option. The holder can lose the entire amount of this premium, as well as related transaction costs, but not more than this amount. The writer of the option, in contrast, generally is required to make initial and variation margin payments, similar to margin deposits required in the trading of futures contacts and the writing of other types of options. The writer is therefore subject to risk of loss beyond the amount originally invested and above the value of the option at the time it is entered into.

         Certain options on foreign currencies, like forward contracts, are traded over-the-counter through financial institutions acting as market-makers in such options and the underlying currencies. Such transactions therefore involve risks not generally associated with exchange-traded instruments. Options on foreign currencies may also be traded on national securities exchanges regulated by the Commission or commodities exchanges regulated by the Commodity Futures Trading Commission.

         A foreign currency futures contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a foreign currency. By its terms, a futures contract provides for a specified settlement date on which, in the case of the majority of foreign currency futures contracts, the currency underlying the contract is delivered by the seller and paid for by the purchaser, or on which, in the case of certain futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transactions. In addition, futures contracts call for settlement only on the expiration date, and cannot be "exercised" at any other time during their term.

         The purchase or sale of a futures contract also differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin" as a good faith deposit. Subsequent payments to and from the broker referred to as "variation margin" are made on a daily basis as the value of the currency underlying the futures contract fluctuates, making positions in the futures contract more or less valuable, a process known as "marking to the market."

         A futures contract may be purchased or sold only on an exchange, known as a "contract market," designated by the Commodity Futures Trading Commission for the trading of such contract, and only through a registered futures commission merchant which is a member of such contract market. A commission must be paid on each completed purchase and sale transaction. The contract market clearinghouse guarantees the performance of each party to a futures contract by in effect taking the opposite side of such contract. At any time prior to the expiration of a futures contract, a trader may elect to close out its position by taking an opposite position on the contract market on which the position was entered into, subject to the availability of a secondary market, which will operate to terminate the initial position. At that time, a final determination of variation margin is made and any loss experienced by the trader is required to be paid to the contract market clearing house while any profit due to the trader must be delivered to it.

         A call option on a futures contract provides the holder with the right to purchase, or enter into a "long" position in, the underlying futures contract. A put option on a futures contract provides the holder with the right to sell, or enter into a "short" position, in the underlying futures contract. In both cases, the option provides for a fixed exercise price up to a stated expiration date. Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option and the writer delivers to the holder the accumulated balance in the writer's margin account which represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. In the event that an option written by the Portfolio is exercised, the Portfolio will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits. In addition, the writer of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

         A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

         An option becomes worthless to the holder when it expires. Upon exercise of an option, the exchange or contract market clearinghouse assigns exercise notices on a random basis to those of its members which have written options of the same series and with the same expiration date. A brokerage firm receiving such notices then assigns them on a random basis to those of its customers which have written options of the same series and expiration date. A writer therefore has no control over whether an option will be exercised against it, nor over the timing of such exercise.

Forward Foreign Currency Exchange Contracts
         The foreign investments made by The International Equity, The International Large-Cap Equity, The Labor Select International Equity, The Real Estate Investment Trust, The Global Fixed Income, The International Fixed Income, The Global Equity, The Emerging Markets, The International Small-Cap, The Small-Cap Value Equity, The Small-Cap Growth Equity, The Small-Cap Growth II Equity, The All-Cap Growth Equity, The Large-Cap Growth Equity, The Intermediate Fixed Income, The Core Plus Fixed Income and The High-Yield Bond Portfolios present currency considerations which pose special risks, as described in the Prospectus.

         Although these Portfolios value their assets daily in terms of U.S. dollars, they do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. A Portfolio will, however, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency transactions in order to expedite settlement of Portfolio transactions and to minimize currency value fluctuations. A Portfolio may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (i.e., a "forward foreign currency" contract or "forward" contract). A Portfolio will convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion.

         A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract.

         A Portfolio may enter into forward contracts to "lock in" the price of a security it has agreed to purchase or sell, in terms of U.S. dollars or other currencies in which the transaction will be consummated. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying security transaction, a Portfolio will be able to protect itself against a possible loss resulting from an adverse change in currency exchange rates during the period between the date the security is purchased or sold and the date on which payment is made or received.

         For example, when the investment advisor believes that the currency of a particular foreign country may suffer a significant decline against the U.S. dollar or against another currency, a Portfolio may enter into a forward contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. A Portfolio will not enter into forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's securities or other assets denominated in that currency.

         The Portfolios may enter into forward contracts to hedge the currency risk associated with the purchase of individual securities denominated in particular currencies. In the alternative, the Portfolios may also engage in currency "cross hedging" when, in the opinion of the investment advisors, as appropriate, the historical relationship among foreign currencies suggests that the Portfolios may achieve the same protection for a foreign security at reduced cost and/or administrative burden through the use of a forward contract relating to a currency other than the U.S. dollar or the foreign currency in which the security is denominated.

         At the maturity of a forward contract, a Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency. The Portfolio may realize gain or loss from currency transactions.

         With respect to forward foreign currency contracts, the precise matching of forward contract amounts and the value of the securities involved is generally not possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency strategy is highly uncertain.

         It is impossible to forecast the market value of Portfolio securities at the expiration of the contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of a Portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver.

Brady Bonds (The Global Fixed Income Portfolio, The International Fixed Income Portfolio, The Emerging Markets Portfolio and The International Small-Cap Portfolio)
         The Global Fixed Income, The International Fixed Income, The Emerging Markets and The International Small-Cap Portfolios may invest, within the limits specified in the related Prospectus, in Brady Bonds and other sovereign debt securities of countries that have restructured or are in the process of restructuring sovereign debt pursuant to the Brady Plan. Brady Bonds are debt securities issued under the framework of the Brady Plan, an initiative announced by then U.S. Treasury Secretary Nicholas F. Brady in 1989, as a mechanism for debtor nations to restructure their outstanding external indebtedness (generally, commercial bank debt). In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the World Bank and the International Monetary Fund (the "IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued bonds (Brady Bonds). The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements with the World Bank and/or the IMF, debtor nations have been required to agree to the implementation of certain domestic monetary and fiscal reforms. Such reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs seek to promote the debtor country's ability to service its external obligations and promote its economic growth and development. Investors should recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors. The investment advisor to the Portfolios believes that economic reforms undertaken by countries in connection with the issuance of Brady Bonds make the debt of countries which have issued or have announced plans to issue Brady Bonds a viable opportunity for investment.

         Investors should recognize that Brady Bonds have been issued only recently, and accordingly do not have a long payment history. Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, bonds issued at a discount of face value of such debt, bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Certain Brady Bonds have been collateralized as to principal due at maturity by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations' reserves. In addition, the first two or three interest payments on certain types of Brady Bonds may be collateralized by cash or securities agreed upon by creditors.

Options on Securities, Futures Contracts and Options on Futures Contracts (The Mid-Cap Growth Equity Portfolio, The Real Estate Investment Trust Portfolios, The Core Plus Fixed Income Portfolio, The Intermediate Fixed Income Portfolio, The Emerging Markets Portfolio, The Global Equity Portfolio, The International Small-Cap Portfolio, The Small-Cap Growth Equity Portfolio, The Small-Cap Growth II Equity Portfolio, The Small-Cap Value Equity Portfolio, The International Large-Cap Equity Portfolio, The All-Cap Growth Equity Portfolio and The Large-Cap Growth Equity Portfolio)

         In order to remain fully invested, and to reduce transaction costs, The Mid-Cap Growth Equity, The Real Estate Investment Trust, The Core Plus Fixed Income, The Intermediate Fixed Income, The Emerging Markets, The Global Equity, The International Small-Cap, The Small-Cap Growth Equity, The Small-Cap Growth II Equity, The Small-Cap Value Equity, The International Large-Cap Equity and The All-Cap Growth Equity Portfolios may, to the limited extent identified in the related Prospectus, use futures contracts, options on futures contracts and options on securities and may enter into closing transactions with respect to such activities. The Large-Cap Growth Equity Portfolio is permitted to enter into such transactions; however, options on securities, futures contracts and options on futures contracts are not expected to be a primary component of the Portfolio's investment strategy at this time. The Portfolios may only enter into these transactions for hedging purposes, if it is consistent with the Portfolios' investment objectives and policies. The Portfolios will not engage in such transactions to the extent that obligations resulting from these activities in the aggregate exceed 25% of the Portfolios' assets, or 20% of The Real Estate Investment Trust Portfolios' total assets.

Options
         The Mid-Cap Growth Equity, The Real Estate Investment Trust, The Core Plus Fixed Income, The Intermediate Fixed Income, The Emerging Markets, The Global Equity, The International Small-Cap, The Small-Cap Growth Equity, The Small-Cap Growth II Equity, The Small-Cap Value Equity, The International Large-Cap Equity, The All-Cap Growth Equity and The Large-Cap Growth Equity Portfolios may purchase call options, write call options on a covered basis, purchase put options and write put options. Writing put options will require the Portfolio to segregate assets sufficient to cover the put while the option is outstanding.

         The Portfolios may invest in options that are either exchange-listed or traded over-the-counter. Certain over-the-counter options may be illiquid. Thus, it may not be possible to close options positions and this may have an adverse impact on the Portfolios' ability to effectively hedge their securities. The Mid-Cap Growth Equity Portfolio will not invest more than 10% of its assets in illiquid securities, and The Real Estate Investment Trust, The Core Plus Fixed Income, The Intermediate Fixed Income, The Emerging Markets, The Global Equity, The International Small-Cap, The Small-Cap Growth Equity, The Small-Cap Growth II Equity, The Small-Cap Value Equity, The International Large-Cap Equity, The Large-Cap Growth Equity and The All-Cap Growth Equity Portfolios will not invest more than 15% of their respective assets in illiquid securities.


         A. Covered Call Writing-- The Portfolios may write covered call options from time to time on such portion of their securities as the investment advisor determines is appropriate given the limited circumstances under which the Portfolios intend to engage in this activity. A call option gives the purchaser of such option the right to buy and the writer (in this case a Portfolio) the obligation to sell the underlying security at the exercise price during the option period. The advantage is that the writer receives a premium income and the purchaser may hedge against an increase in the price of the securities it ultimately wishes to buy. If the security rises in value, however, the Portfolio may not fully participate in the market appreciation.

         During the option period, a covered call option writer may be assigned an exercise notice by the broker/dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. A closing purchase transaction cannot be effected with respect to an option once the option writer has received an exercise notice for such option.

         With respect to options on actual portfolio securities owned by the Portfolios, a Portfolio may enter into closing purchase transactions. A closing purchase transaction is one in which the Portfolio, when obligated as a writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written.

         Consistent with the limited purposes for which the Portfolios intend to engage in the writing of covered calls, closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable the Portfolios to write another call option on the underlying security with either a different exercise price or expiration date or both.

         The Portfolios may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

         If a call option expires unexercised, a Portfolio will realize a short-term capital gain in the amount of the premium on the option, less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, a Portfolio will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security, and the proceeds of the sale of the security plus the amount of the premium on the option, less the commission paid.

         The market value of a call option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the price volatility of the underlying security and the time remaining until the expiration date.

         The Portfolios will write call options only on a covered basis, which means that the Portfolios will own the underlying security subject to a call option at all times during the option period. Unless a closing purchase transaction is effected, the Portfolios would be required to continue to hold a security which they might otherwise wish to sell, or deliver a security they would want to hold. Options written by the Portfolios will normally have expiration dates between one and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

         B. Purchasing Call Options-- The Portfolios may purchase call options to the extent that premiums paid by the Portfolios do not aggregate more than 2% of their respective total assets. When a Portfolio purchases a call option, in return for a premium paid by the Portfolio to the writer of the option, the Portfolio obtains the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium upon writing the option, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. The advantage of purchasing call options is that the Portfolios may alter portfolio characteristics and modify portfolio maturities without incurring the cost associated with portfolio transactions.

         The Portfolios may, following the purchase of a call option, liquidate their positions by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. The Portfolios will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; the Portfolios will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.

         Although the Portfolios will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. In such event, it may not be possible to effect closing transactions in particular options, with the result that the Portfolios would have to exercise their options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by a Portfolio may expire without any value to the Portfolio.

         C. Purchasing Put Options --The Portfolios may purchase put options to the extent premiums paid by the Portfolios do not aggregate more than 2% of their respective total assets. The Mid-Cap Growth Equity, The Real Estate Investment Trust and The Core Plus Fixed Income Portfolios will, at all times during which they hold a put option, own the security covered by such option.

         A put option purchased by the Portfolios gives them the right to sell one of their securities for an agreed price up to an agreed date. Consistent with the limited purposes for which the Portfolios intend to purchase put options, the Portfolios intend to purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option ("protective puts"). The ability to purchase put options will allow a Portfolio to protect unrealized gain in an appreciated security in its portfolio without actually selling the security. If the security does not drop in value, the Portfolio will lose the value of the premium paid. The Portfolio may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such sales will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold.

         The Portfolios may sell a put option purchased on individual portfolio securities. Additionally, the Portfolios may enter into closing sale transactions. A closing sale transaction is one in which a Portfolio, when it is the holder of an outstanding option, liquidates its position by selling an option of the same series as the option previously purchased.

         D. Writing Put Options --A put option written by a Portfolio obligates it to buy the security underlying the option at the exercise price during the option period and the purchaser of the option has the right to sell the security to the Portfolio. During the option period, the Portfolio, as writer of the put option, may be assigned an exercise notice by the broker/dealer through whom the option was sold requiring the Portfolio to make payment of the exercise price against delivery of the underlying security. The obligation terminates upon expiration of the put option or at such earlier time at which the writer effects a closing purchase transaction. A Portfolio may write put options only if the Portfolio will maintain in a segregated account with its Custodian Bank, cash, U.S. government securities or other assets in an amount not less than the exercise price of the option at all times during the option period. The amount of cash, U.S. government securities or other assets held in the segregated account will be adjusted on a daily basis to reflect changes in the market value of the securities covered by the put option written by the Portfolios. Consistent with the limited purposes for which the Portfolios intend to engage in the writing of put options, such put options will generally be written in circumstances where the investment advisor wishes to purchase the underlying security for the Portfolios at a price lower than the current market price of the security. In such event, a Portfolio would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay.

         Following the writing of a put option, the Portfolios may wish to terminate the obligation to buy the security underlying the option by effecting a closing purchase transaction. This is accomplished by buying an option of the same series as the option previously written. The Portfolios may not, however, effect such a closing transaction after they have been notified of the exercise of the option.

Options on Stock Indices
         The Emerging Markets, The Global Equity, The Core Plus Fixed Income, The Intermediate Fixed Income, The Small-Cap Growth Equity, The Small-Cap Growth II Equity, The International Small-Cap, The International Large-Cap Equity, The All-Cap Growth Equity and The Large-Cap Growth Equity Portfolios may acquire options on stock indices. A stock index assigns relative values to the common stocks included in the index with the index fluctuating with changes in the market values of the underlying common stock.

         Options on stock indices are similar to options on stocks but have different delivery requirements. Stock options provide the right to take or make delivery of the underlying stock at a specified price. A stock index option gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received to make delivery of this amount. Gain or loss to a Portfolio on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities. As with stock options, a Portfolio may offset its position in stock index options prior to expiration by entering into a closing transaction on an Exchange or it may let the option expire unexercised.

         A stock index fluctuates with changes in the market values of the stock so included. Some stock index options are based on a broad market index such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index, or a narrower market index such as the Standard & Poor's 100. Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on domestic exchanges such as: The Chicago Board Options Exchange, the New York Stock Exchange and American Stock Exchange as well as on foreign exchanges.

         A Portfolio's ability to hedge effectively all or a portion of its securities through transactions in options on stock indices depends on the degree to which the price moves in the Portfolio's securities. Since a Portfolio will not duplicate the components of an index, the correlation will not be exact. Consequently, a Portfolio bears the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. It is also possible that there may be a negative correlation between the index or other securities which would result in a loss on both such securities and the hedging instrument.

         Positions in stock index options may be closed out only on an Exchange which provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular stock index option. Thus, it may not be possible to close such an option. The inability to close options positions could have an adverse impact on a Portfolio's ability effectively to hedge its securities. A Portfolio will enter into an option position only if there appears to be a liquid secondary market for such options.

         A Portfolio will not engage in transactions in options on stock indices for speculative purposes but only to protect appreciation attained and to take advantage of the liquidity available in the option markets.

Futures and Options on Futures
         Consistent with the limited circumstances under which The Large-Cap Growth Equity, The Mid-Cap Growth Equity, The Small-Cap Value Equity, The Small-Cap Growth Equity, The Small-Cap Growth II Equity, The Real Estate Investment Trust, The Global Equity, The Emerging Markets, The International Small-Cap, The International Large-Cap Equity, The All-Cap Growth Equity, The Intermediate Fixed Income and The Core Plus Fixed Income Portfolios will use futures, the Portfolios may enter into contracts for the purchase or sale for future delivery of securities. While futures contracts provide for the delivery of securities, deliveries usually do not occur. Contracts are generally terminated by entering into an offsetting transaction. When a Portfolio enters into a futures transaction, it must deliver to the futures commission merchant selected by the Portfolio an amount referred to as "initial margin." This amount is maintained by the futures commission merchant in an account at the Portfolio's Custodian Bank. Thereafter, a "variation margin" may be paid by the Portfolio to, or drawn by the Portfolio from, such account in accordance with controls set for such account, depending upon changes in the price of the underlying securities subject to the futures contract.

         Consistent with the limited purposes for which the Portfolios may engage in these transactions, a Portfolio may enter into such futures contracts to protect against the adverse effects of fluctuations in interest rates without actually buying or selling the securities. For example, if interest rates are expected to increase, a Portfolio might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Portfolio. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Portfolio would increase at approximately the same rate, thereby keeping the net asset value of the Portfolio from declining as much as it otherwise would have. Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to hedge in anticipation of subsequent purchases of securities at higher prices. Because the fluctuations in the value of futures contracts should be similar to those of debt securities, a Portfolio could take advantage of the anticipated rise in value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Portfolio could then buy debt securities on the cash market.

         With respect to options on futures contracts, when a Portfolio is not fully invested, it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based, or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities.

         The writing of a call option on a futures contract constitutes a partial hedge against the declining price of the security which is deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Portfolio's holdings. The writing of a put option on a futures contract constitutes a partial hedge against the increasing price of the security which is deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is higher than the exercise price, the Portfolio will retain the full amount of option premium which provides a partial hedge against any increase in the price of securities which the Portfolio intends to purchase.

         If a put or call option that a Portfolio has written is exercised, the Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, a Portfolio's losses from existing options on futures may, to some extent, be reduced or increased by changes in the value of portfolio securities. The purchase of a put option on a futures contract is similar in some respects to the purchase of protective puts on portfolio securities. For example, consistent with the limited purposes for which the Portfolios will engage in these activities, a Portfolio will purchase a put option on a futures contract to hedge the Portfolio's securities against the risk of rising interest rates.

         To the extent that interest rates move in an unexpected direction, the Portfolios may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize a loss. For example, if a Portfolio is hedged against the possibility of an increase in interest rates which would adversely affect the price of securities held in its portfolio and interest rates decrease instead, the Portfolio will lose part or all of the benefit of the increased value of its securities which it has because it will have offsetting losses in its futures position. In addition, in such situations, if the Portfolio had insufficient cash, it may be required to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. The Portfolios may be required to sell securities at a time when it may be disadvantageous to do so.

         Further, with respect to options on futures contracts, the Portfolios may seek to close out an option position by writing or buying an offsetting position covering the same securities or contracts and have the same exercise price and expiration date. The ability to establish and close out positions on options will be subject to the maintenance of a liquid secondary market, which cannot be assured.

Futures Contracts And Options On Futures Contracts
         In order to remain fully invested, to facilitate investments in portfolio securities and to reduce transaction costs, The Large-Cap Growth Equity, The Mid-Cap Growth Equity, The Small-Cap Value Equity, The Small-Cap Growth Equity, The Small-Cap Growth II Equity, The Real Estate Investment Trust, The Global Equity, The Emerging Markets, The International Small-Cap, The International Large-Cap Equity, The All-Cap Growth Equity, The Intermediate Fixed Income and The Core Plus Fixed Income Portfolios may, to a limited extent, enter into futures contracts, purchase or sell options on futures contracts and engage in certain transactions in options on securities, and may enter into closing transactions with respect to such activities. For the same purposes, The International Large-Cap Equity Portfolio may also enter into futures contracts on stock indices and purchases or sell options on stock index futures and stock indices and may enter into closing transactions with respect to these activities. The Portfolios will only enter into these transactions for hedging purposes if it is consistent with the Portfolios' investment objectives and policies and the Portfolios will not engage in such transactions to the extent that obligations relating to futures contracts, options on futures contracts and options on securities, in the aggregate, exceed 25% of the Portfolios' assets.

         Additionally, The International Fixed Income, The Global Equity, The Emerging Markets, The International Small-Cap and The International Large-Cap Equity Portfolios may enter into futures contracts, purchase or sell options on futures contracts, and trade in options on foreign currencies, and may enter into closing transactions with respect to such activities to hedge or "cross hedge" the currency risks associated with its investments.

         The Large-Cap Growth Equity, The Mid-Cap Growth Equity, The Small-Cap Value Equity, The Small-Cap Growth Equity, The Small-Cap Growth II Equity, The Real Estate Investment Trust, The Global Equity, The Emerging Markets, The International Small-Cap, The International Large-Cap Equity, The All-Cap Growth Equity, The Intermediate Fixed Income and The Core Plus Fixed Income Portfolios may enter into contracts for the purchase or sale for future delivery of securities. A futures contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a futures contract provides for a specified settlement date on which the securities underlying the contracts are delivered, or in the case of securities index futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and the seller in cash. Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. In addition, futures contracts call for settlement only on the expiration date, and cannot be "exercised" at any other time during their term.

         The purchase or sale of a futures contract also differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin" as a good faith deposit. This amount is generally maintained in a segregated account at the custodian bank. Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the futures contract fluctuates, making positions in the futures contract more or less valuable, a process known as "marking to the market."

         Foreign currency futures contracts operate similarly to futures contracts concerning securities. When The International Fixed Income, The Global Equity, The Emerging Markets or The International Large-Cap Equity Portfolios sells a futures contract on a foreign currency, it is obligated to deliver that foreign currency at a specified future date. Similarly, a purchase by the Portfolio gives it a contractual right to receive a foreign currency. This enables the Portfolio to "lock in" exchange rates. The Portfolios may also purchase and write options to buy or sell futures contracts in which the Portfolio's may invest and enter into related closing transactions. Options on futures are similar to options except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract, rather than actually to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. The Portfolios will not enter into futures contracts and options thereon to the extent that more than 5% of a Portfolio's assets are required as futures contract margin deposits and premiums on options and only to the extent that obligations under such futures contracts and options thereon would not exceed 20% of the Portfolio's total assets. In the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limit.

         To the extent that interest or exchange rates move in an unexpected direction, the Portfolio may not achieve the anticipated benefits of investing in futures contracts and options thereon, or may realize a loss. To the extent that a Portfolio purchases an option on a futures contract and fails to exercise the option prior to the exercise date, it will suffer a loss of the premium paid. Further, the possible lack of a secondary market would prevent the Portfolio from closing out its positions relating to futures.

Swaps, Caps, Floors and Collars (The Intermediate Fixed Income and The Core Plus Fixed Income Portfolios)

         The Intermediate Fixed Income and The Core Plus Fixed Income Portfolios may enter into interest rate and index swaps and the purchase or sale of related caps, floors and collars. The Portfolios expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of securities the Portfolios anticipate purchasing at a later date. The Portfolios intend to use these transactions as hedges and not speculative investments and will not sell interest rate caps or floors where they do not own securities or other instruments providing the income stream the Portfolios may each be obligated to pay. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a nominal amount of principal. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.


         A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the investment manager and the Portfolios believe such obligations do not constitute senior securities under the Investment Company Act of 1940 (the "1940 Act") and, accordingly, will not treat them as being subject to their borrowing restrictions. No Portfolio will enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by S&P or Moodys or is determined to be of equivalent credit quality by the Manager. If there is a default by the counterparty, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agent utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Asset-Backed Securities (The Intermediate Fixed Income Portfolio and The Core Plus Fixed Income Portfolio)
         The Intermediate Fixed Income and The Core Plus Fixed Income Portfolios may each invest a portion of their assets in asset-backed securities. All such securities must be rated in one of the four highest rating categories by a reputable credit rating agency (e.g., BBB by S&P or Baa by Moody's). Such receivables are securitized in either a pass-through or a pay-through structure. Pass-through securities provide investors with an income stream consisting of both principal and interest payments in respect of the receivables in the underlying pool. Pay-through asset-backed securities are debt obligations issued usually by a special purpose entity, which are collateralized by the various receivables and in which the payments on the underlying receivables provide the Portfolio to pay the debt service on the debt obligations issued.

         The rate of principal payment on asset, The Core Plus Fixed Income principal payments received on the underlying assets. Such rate of payments may be affected by economic and various other factors such as changes in interest rates or the concentration of collateral in a particular geographic area. Therefore, the yield may be difficult to predict and actual yield to maturity may be more or less than the anticipated yield to maturity. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entities issuing the securities are insulated from the credit risk of the originator or affiliated entities, and the amount of credit support provided to the securities. Due to the shorter maturity of the collateral backing such securities, there tends to be less of a risk of substantial prepayment than with mortgage-backed securities but the risk of such a prepayment does exist. Such asset-backed securities do however, involve certain risks not associated with mortgage-backed securities, including the risk that security interest cannot be adequately or in many case, ever, established and other risks which may be peculiar classes of collateral. For example, with respect to credit card receivables, a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the outstanding balance. In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing such receivables due to the large number of vehicles involved in a typical issuance and technical requirements under state laws. Therefore, recoveries on repossessed collateral may not always be available to support payments on the securities.

         Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments due on the underlying pool is timely. Protection against losses resulting from ultimate default enhances the likelihood of payments of the obligations on at least some of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Portfolios will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

         Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payments of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue.

High-Yield, High Risk Securities
         The International Fixed Income, The Global Fixed Income, The Core Plus Fixed Income and The All-Cap Growth Equity Portfolios may invest up to 5%, 5%, 30%, 30% and 5%, respectively, of its assets in high risk, high-yield fixed-income securities of foreign governments, including, within specified limitations, so-called Brady Bonds. The Emerging Markets Portfolio may invest up to 35% of its net assets in fixed-income securities issued by emerging country companies, and foreign governments, their agencies and instrumentalities or political sub-divisions, all of which may be high-yield, high risk securities, including Brady Bonds. The International Small-Cap Portfolio may invest up to 15% of its net assets in fixed-income securities some or all of which may be corporate obligations, and some or all of which may be below investment grade, or unrated. These high-yield, high risk securities are rated lower than BBB by S&P and Baa by Moody's or, if unrated, are considered by the investment advisor to have characteristics similar to such rated securities.

         The High-Yield Bond Portfolio invests primarily in securities rated B-or higher by S&P or B3 or higher by Moody's or, if unrated, judged to be of comparable quality by the investment advisor. See "APPENDIX A--RATINGS" to this SAI for more rating information.

         High yield, high risk bonds are considered to be of poor standing and predominantly speculative and entail certain risks, including the risk of loss of principal, which may be greater than the risks involved with investing in investment grade securities. Such securities are sometimes issued by companies whose earnings at the time of issuance are less than the projected debt service on the high-yield securities. Such securities are subject to a substantial degree of credit risk. In the past, the high-yields from these bonds have compensated for their higher default rates. There can be no assurance, however, that yields will continue to offset default rates on these bonds in the future. The High-Yield Bond Portfolio's investment advisor intends to maintain an adequately diversified portfolio of these bonds. Investments in high yield bonds by other Portfolios is limited as discussed herein and in the Prospectus. While diversification and limiting the percentage of the Portfolio that can be invested in such bonds can help to reduce the effect of an individual default on the Portfolios, there can be no assurance that diversification or limitation will protect the Portfolios from widespread bond defaults brought about by a sustained economic downturn.

         Medium and low-grade bonds held by the Portfolios may be issued as a consequence of corporate restructurings, such as leveraged buy-outs, mergers, acquisitions, debt recapitalizations or similar events. Also, these bonds are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by bonds issued under such circumstances are substantial.

         The economy and interest rates may affect these high-yield, high risk securities differently from other securities. Prices have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. Changes by recognized rating agencies in their rating of any security and in the ability of an issuer to make payments of interest and principal will also ordinarily have a more dramatic effect on the values of these investments than on the values of higher rated securities. Such changes in value will not affect cash income derived from these securities, unless the issuers fail to pay interest or dividends when due. Such changes will, however, affect the respective Portfolios' net asset values per share.

        Although the market for high-yield bonds has been in existence for many years, including periods of economic downturns, the high-yield market grew rapidly during the long economic expansion which took place in the United States during the 1980s. During the economic expansion, the use of high-yield debt securities to fund highly leveraged corporate acquisitions and restructurings increased dramatically. As a result, the high-yield market grew substantially during the economic expansion. Although experts disagree on the impact recessionary periods have had and will have on the high-yield market, some analysts believe a protracted economic downturn would severely disrupt the market for high yield bonds, adversely affect the value of outstanding bonds, adversely affect the liquidity of such bonds, and/or adversely affect the ability of high-yield issuers to repay principal and interest. Those analysts cite volatility experienced in the high-yield market in the past as evidence for their position. It is likely that protracted periods of economic uncertainty would result in increased volatility in the market prices of high-yield bonds, an increase in the number of high-yield bond defaults and corresponding volatility in the Portfolio's net asset value.

         In addition, if, as a result of volatility in the high-yield market or other factors, the Portfolio experiences substantial net redemptions of the Portfolio's shares for a sustained period of time, the Portfolio may be required to sell securities without regard to the investment merits of the securities to be sold. If the Portfolio sells a substantial number of securities to generate proceeds for redemptions, the asset base of the Portfolio will decrease and the Portfolio's expense ratios may increase.

         Furthermore, the secondary market for high-yield securities is currently dominated by institutional investors, including mutual funds and certain financial institutions. There is generally no established retail secondary market for high-yield securities. As a result, the secondary market for high-yield securities is more limited and less liquid than other secondary securities markets. The high-yield secondary market is particularly susceptible to liquidity problems when the institutions which dominate it temporarily cease buying bonds for regulatory, financial or other reasons, such as the savings and loan crisis. A less liquid secondary market may have an adverse effect on the Portfolio's ability to dispose of particular issues, when necessary, to meet the Portfolio's liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of the issuer. In addition, a less liquid secondary market makes it more difficult for the Portfolio to obtain precise valuations of the high-yield securities in its portfolio. During periods involving such liquidity problems, judgment plays a greater role in valuing high-yield securities than is normally the case. The secondary market for high-yield securities is also generally considered to be more likely to be disrupted by adverse publicity and investor perceptions than the more established secondary securities markets. The Portfolio's privately placed high-yield securities are particularly susceptible to the liquidity and valuation risks outlined above.

         Finally, there are a variety of legislative actions which have been taken or which are considered from time to time by the United States Congress which could adversely affect the market for high-yield bonds. For example, Congressional legislation limited the deductibility of interest paid on certain high-yield bonds used to finance corporate acquisitions. Also, Congressional legislation has, with some exceptions, generally prohibited federally-insured savings and loan institutions from investing in high-yield securities. Regulatory actions have also affected the high-yield market. For example, many insurance companies have restricted or eliminated their purchase of high-yield bonds as a result of, among other factors, actions taken by the National Association of Insurance Commissioners. If similar legislative and regulatory actions are taken in the future, they could result in further tightening of the secondary market for high-yield issues, could reduce the number of new high-yield securities being issued and could make it more difficult for the Portfolio to attain its investment objective.

Convertible Debt and Non-Traditional Equity Securities
         A portion of The Small-Cap Value Equity, The High-Yield Bond, The Small-Cap Growth Equity, The Small-Cap Growth II Equity, The International Small-Cap, The International Equity, The International Large-Cap Equity, The All-Cap Growth Equity and The Large-Cap Growth Equity Portfolios' assets may be invested in convertible debt securities of issuers in any industry, and The Real Estate Investment Trust Portfolios' assets may be invested in convertible securities of issuers in the real estate industry. A convertible security is a security which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible debt securities are senior to common stocks in a corporation's capital structure, although convertible securities are usually subordinated to similar nonconvertible securities. Convertible debt securities provide a fixed-income stream and the opportunity, through a conversion feature, to participate in the capital appreciation resulting from a market price advance in the convertible security's underlying common stock. Just as with debt securities, convertible securities tend to increase in market value when interest rates decline and tend to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. The All-Cap Growth Equity Portfolio may invest in convertible securities without reference to such securities' investment grade rating because it invests in such securities primarily for their equity characteristics.

         The Small-Cap Value Equity, The Real Estate Investment Trust, The High-Yield Bond, The Emerging Markets, The All-Cap Growth Equity and The Large-Cap Growth Equity Portfolios may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stock ("PERCS"), which provide an investor, such as a Portfolio, with the opportunity to earn higher dividend income than is available on a company's common stock. A PERCS is a preferred stock which generally features a mandatory conversion date, as well as a capital appreciation limit which is usually expressed in terms of a stated price. Upon the conversion date, most PERCS convert into common stock of the issuer (PERCS are generally not convertible into cash at maturity). Under a typical arrangement, if after a predetermined number of years the issuer's common stock is trading at a price below that set by the capital appreciation limit, each PERCS would convert to one share of common stock. If, however, the issuer's common stock is trading at a price above that set by the capital appreciation limit, the holder of the PERCS would receive less than one full share of common stock. The amount of that fractional share of common stock received by the PERCS holder is determined by dividing the price set by the capital appreciation limit of the PERCS by the market price of the issuer's common stock. PERCS can be called at any time prior to maturity, and hence do not provide call protection. However, if called early, the issuer may pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date of the PERCS.

         The Small-Cap Value Equity, The Real Estate Investment Trust, The High-Yield Bond, The Emerging Markets, The International Small-Cap, The All-Cap Growth Equity and The Large-Cap Growth Equity Portfolios may also invest in other enhanced convertible securities. These include but are not limited to ACES (Automatically Convertible Equity Securities), PEPS (Participating Equity Preferred Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), SAILS (Stock Appreciation Income Linked Securities), TECONS (Term Convertible Notes), QICS (Quarterly Income Cumulative Securities) and DECS (Dividend Enhanced Convertible Securities). ACES, PEPS, PRIDES, SAILS, TECONS, QICS and DECS all have the following features: they are company-issued convertible preferred stock; unlike PERCS, they do not have capital appreciation limits; they seek to provide the investor with high current income, with some prospect of future capital appreciation; they are typically issued with three to four-year maturities; they typically have some built-in call protection for the first two to three years; investors have the right to convert them into shares of common stock at a preset conversion ratio or hold them until maturity; and upon maturity, they will automatically convert to either cash or a specified number of shares of common stock.

REITS
         The Real Estate Investment Trust Portfolios' and The Small-Cap Value Equity Portfolio's investments in REITs present certain further risks that are unique and in addition to the risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent on management skills, are not diversified, and are subject to the risks of financing projects. REITs whose underlying assets include long-term health care properties, such as nursing, retirement and assisted living homes, may be impacted by federal regulations concerning the health care industry.

         REITs (especially mortgage REITs) are also subject to interest rate risks - when interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

         REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than other securities.

Depositary Receipts
         The Small-Cap Growth Equity, The Small-Cap Growth II Equity, The Large-Cap Value Equity, The Large-Cap Growth Equity, The International Equity, The Labor Select International Equity, The International Large-Cap Equity, The Mid-Cap Growth Equity, The Small-Cap Value Equity, The All-Cap Growth Equity, The Real Estate Investment Trust, The Global Fixed Income, The International Fixed Income, The Global Equity, The Emerging Markets and The International Small-Cap Portfolios may invest in sponsored and unsponsored ADRs. Such ADRs that The Small-Cap Growth Equity, The Small-Cap Growth II Equity, The Large-Cap Value Equity, The Mid-Cap Growth Equity Portfolio, The Small-Cap Value Equity and The Real Estate Investment Trust Portfolios may invest in will be those that are actively traded in the United States.

                  In conjunction with their investment in foreign securities, The Large-Cap Growth Equity, The All-Cap Growth Equity, The International Equity, The Labor Select International Equity, The International Large-Cap Equity, The Global Equity, The Emerging Markets, The International Small-Cap, The Global Fixed Income and The International Fixed Income Portfolios may also invest in sponsored and unsponsored European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). In addition, The Small-Cap Growth Equity and The Small-Cap Growth II Equity Portfolios may invest in sponsored and unsponsored GDRs subject to their 10% limit on investments in foreign securities.

         ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are receipts issued by non-U.S. Banks or trust companies and foreign branches of U.S. banks that evidence ownership of the underlying foreign or U.S. securities. "Sponsored" ADRs, EDRs or GDRs are issued jointly by the issuer of the underlying security and a Depositary, and "unsponsored" ADRs, EDRs or GDRs are issued without the participation of the issuer of the deposited security. Holders of unsponsored ADRs, EDRs or GDRs generally bear all the costs of such facilities and the Depositary of an unsponsored ADR, EDR or GDR facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Therefore, there may not be a correlation between information concerning the issuer of the security and the market value of an unsponsored ADR, EDR or GDR. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. EDRs and GDRs traded in the over-the-counter market which do not have an active or substantial secondary market will be considered illiquid and therefore will be subject to a Portfolio's limitation with respect to such securities. ADR prices are denominated in U.S. dollars although the underlying securities are denominated in a foreign currency. Investments in ADRs, EDRs and GDRs involve risks similar to those accompanying direct investments in foreign securities.

Repurchase Agreements
         While each Portfolio is permitted to do so, it normally does not invest in repurchase agreements, except to invest cash balances or for temporary defensive purposes.

         The funds in the Delaware Investments family, including Pooled Trust, have obtained an exemption from the joint-transaction prohibitions of Section 17(d) of the 1940 Act to allow such funds jointly to invest cash balances. Each Portfolio may invest cash balances in a joint repurchase agreement in accordance with the terms of the Order and subject generally to the conditions described below.

         A repurchase agreement is a short-term investment by which the purchaser acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the purchaser's holding period. Should an issuer of a repurchase agreement fail to repurchase the underlying security, the loss to a Portfolio, if any, would be the difference between the repurchase price and the market value of the security. If bankruptcy proceedings are commenced with respect to the seller a Portfolio's realization upon the collateral may be delayed or limited. Each Portfolio will limit its investment's in repurchase agreements to those which its respective investment advisor, under the guidelines of the Board of Trustees, as applicable, determines to present minimal credit risks and which are of high quality. In addition, a Portfolio must have collateral of at least 102% of the repurchase price, including the portion representing the Portfolio's yield under such agreements which is monitored on a daily basis. The term of these agreements is usually from overnight to one week and never exceeds one year. The Large-Cap Value Equity, The Mid-Cap Growth Equity, The International Equity, The Intermediate Fixed Income and The Global Fixed Income Portfolios may invest no more than 10% of net assets in repurchase agreements having a maturity in excess of seven days. The Large-Cap Growth Equity, The Small-Cap Growth Equity, The Small-Cap Growth II Equity, The Small-Cap Value Equity, The Real Estate Investment Trust, The Global Equity, The Labor Select International Equity, The Emerging Markets, The International Small-Cap, The International Large-Cap Equity, The All-Cap Growth Equity, The High-Yield Bond and The International Fixed Income Portfolios may invest no more than 15% of net assets in repurchase agreements having a maturity in excess of seven days.

Portfolio Loan Transactions
         Each Portfolio may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

         It is the understanding of Pooled Trust that the staff of the Commission permits portfolio lending by registered investment companies if certain conditions are met. These conditions are as follows: 1) each transaction must have 100% collateral in the form of cash, short-term U.S. government securities, or irrevocable letters of credit payable by banks acceptable to Pooled Trust from the borrower; 2) this collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to a Portfolio; 3) a Portfolio must be able to terminate the loan after notice, at any time; 4) a Portfolio must receive reasonable interest on any loan, and any dividends, interest or other distributions on the lent securities, and any increase in the market value of such securities; 5) a Portfolio may pay reasonable custodian fees in connection with the loan; and 6) the voting rights on the lent securities may pass to the borrower; however, if the Board of Trustees of Pooled Trust knows that a material event will occur affecting an investment loan, they must either terminate the loan in order to vote the proxy or enter into an alternative arrangement with the borrower to enable the trustees to vote the proxy.

         The major risk to which a Portfolio would be exposed on a loan transaction is the risk that the borrower would go bankrupt at a time when the value of the security goes up. Therefore, a Portfolio will only enter into loan arrangements after a review of all pertinent facts by the respective investment advisor, under the supervision of the Board of Trustees as applicable, including the creditworthiness of the borrowing broker, dealer or institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the respective investment advisor.

Restricted and Rule 144A Securities
         Each Portfolio may invest in restricted securities, including securities eligible for resale without registration pursuant to Rule 144A ("Rule 144A Securities") under the Securities Act of 1933. Rule 144A Securities are traded among qualified institutional investors. While maintaining oversight, the Board of Trustees, as applicable, has delegated to the respective investment advisor the day-to-day function of determining whether or not individual Rule 144A Securities are liquid for purposes of each Portfolio's limitation (whether 15% or 10% of net assets) on investments in illiquid assets. The Boards have instructed the respective investment advisor to consider the following factors in determining the liquidity of a Rule 144A Security: (i) the frequency of trades and trading volume for the security; (ii) whether at least three dealers are willing to purchase or sell the security and the number of other potential purchasers; (iii) whether at least two dealers are making a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

         Investing in Rule 144A Securities could have the effect of increasing the level of a Portfolio's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. After the purchase of a Rule 144A Security, however, the Board of Trustees, as applicable, and the respective investment advisor will continue to monitor the liquidity of that security to ensure that a Portfolio has no more than 10% or 15%, as appropriate, of its net assets in illiquid securities. If an investment advisor determines that a Rule 144A Security which was previously determined to be liquid is no longer liquid and, as a result, the Portfolio's holdings of illiquid securities exceed the Portfolio's 10% or 15% limit, as applicable, on investment in such securities, the investment advisor will determine what action shall be taken to ensure that the Portfolio continues to adhere to such limitation.

         Each Portfolio may purchase privately-placed securities whose resale is restricted under applicable securities laws. Such restricted securities generally offer a higher return potential than comparable registered securities but involve some additional risk since they can be resold only in privately-negotiated transactions or after registration under applicable securities laws. The registration process may involve delays which would result in the Portfolio obtaining a less favorable price on a resale.

U.S. Government Securities
         The U.S. government securities in which the various Portfolios may invest for temporary purposes and otherwise (see "INVESTMENT RESTRICTIONS" and the Prospectus of the Portfolios for additional information), include a variety of securities which are issued or guaranteed as to the payment of principal and interest by the U.S. government, and by various agencies or instrumentalities which have been established or sponsored by the U.S. government.

         U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, investors in such securities look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as the Government National Mortgage Association ("GNMA"), are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the Treasury, if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and Federal National Mortgage Association, are not guaranteed by the United States, but those institutions are protected by the discretionary authority for the U.S. Treasury to purchase certain amounts of their securities to assist the institutions in meeting their debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the Federal Home Loan Mortgage Corporation, are federally chartered institutions under U.S. government supervision, but their debt securities are backed only by the creditworthiness of those institutions, not the U.S. government.

         Some of the U.S. government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home
Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority.

         An instrumentality of a U.S. government agency is a government agency organized under Federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Immediate Credit Banks and the Federal National Mortgage Association.

Mortgage-Backed Securities
         The Real Estate Investment Trust, The Core Plus Fixed Income, The Intermediate Fixed Income and The Global Fixed Income Portfolios may invest in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or by government sponsored corporations. Those securities include, but are not limited to, GNMA certificates. Such securities differ from other fixed-income securities in that principal is paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity. When prevailing interest rates rise, the value of a GNMA security may decrease as do other debt securities. When prevailing interest rates decline, however, the value of GNMA securities may not rise on a comparable basis with other debt securities because of the prepayment feature of GNMA securities. Additionally, if a GNMA certificate is purchased at a premium above its principal value because its fixed rate of interest exceeds the prevailing level of yields, the decline in price to par may result in a loss of the premium in the event of prepayment. Funds received from prepayments may be reinvested at the prevailing interest rates which may be lower than the rate of interest that had previously been earned.

         The Portfolios also may invest in collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders and collateralized by a pool of mortgages held under an indenture. CMOs are issued in a number of classes or series with different maturities. The classes or series are retired in sequence as the underlying mortgages are repaid. REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities. To the extent any privately-issued CMOs or REMICs in which the Portfolios may invest are considered by the Commission to be investment companies, the Portfolios will limit their investments in such securities in a manner consistent with the provisions of the 1940 Act.

         The mortgages backing these securities include conventional 30-year fixed rate mortgages, graduated payment mortgages and adjustable rate mortgages. These mortgages may be supported by various types of insurance, may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by the U.S. government, its agencies or instrumentalities. However, the guarantees do not extend to the mortgage-backed securities' value, which is likely to vary inversely with fluctuations in interest rates. These certificates are in most cases "pass-through" instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life or realized yield of a particular issue of pass-through certificates. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. When the mortgage obligations are prepaid, the Portfolio may reinvest the prepaid amounts in securities, the yield of which reflects interest rates prevailing at the time. Moreover, prepayments of mortgages which underlie securities purchased at a premium could result in capital losses.

         Certain CMOs and REMICs may have variable or floating interest rates and others may be stripped. Stripped mortgage securities have greater market volatility than other types of mortgage securities in which the Portfolios may invest.

         Stripped mortgage securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "interest-only" class), while the other class will receive all of the principal (the "principal-only" class). The yield to maturity on an interest-only class is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Portfolio's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

         Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet been fully developed and, accordingly, these securities are generally illiquid and to such extent, together with any other illiquid investments, will not exceed 10% or 15%, as applicable, of a Portfolio's net assets.

         CMOs and REMICs issued by private entities are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. Each of the Portfolios may invest in such private-backed securities but, the Portfolios, other than The Intermediate Fixed Income Portfolio, will do so (i) only if the securities are 100% collateralized at the time of issuance by securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and (ii) currently, only if they are rated at the time of purchase in the two highest grades by a nationally-recognized statistical rating agency.

         The Intermediate Fixed Income and The Core Plus Fixed Income Portfolios each may invest up to 20% of its total assets in CMOs and REMICs issued by private entities which are not collateralized by securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, so-called non-agency mortgage-backed securities. Investments in these securities may be made only if the securities (i) are rated at the time of purchase in the four top rating categories by a nationally-recognized statistical rating organization (e.g., BBB or better by S&P or Baa or better by Moody's) and (ii) represent interests in whole-loan mortgages, multi-family mortgages, commercial mortgages and other mortgage collateral supported by a first mortgage lien on real estate. Non-agency mortgage-backed securities are subject to the interest rate and prepayment risks, described above, to which other CMOs and REMICs issued by private issuers are subject. Non-agency mortgage-backed securities may also be subject to a greater risk of loss of interest and principal because they are not collateralized by securities issued or guaranteed by the U.S. government. In addition, timely information concerning the loans underlying these securities may not be as readily available and the market for these securities may be less liquid than other CMOs and REMICs.

Short-Term Investments
         The short-term investments in which The Large-Cap Value Equity, The Mid-Cap Growth Equity, The International Equity, The International Large-Cap Equity, The Core Plus Fixed Income, The Labor Select International Equity, The Real Estate Investment Trust, The Global Fixed Income, The International Fixed Income, The High-Yield Bond, The Global Equity, The Emerging Markets, The International Small-Cap, The Small-Cap Growth Equity, The Small-Cap Growth II Equity, The All-Cap Growth Equity and The Large-Cap Growth Equity Portfolios may invest include:

         (1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a U.S. commercial bank. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits maturing in more than seven days will not be purchased by a Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 10% of the net assets of a Portfolio, in the case of The Large-Cap Value Equity, The Mid-Cap Growth Equity, The International Equity, The International Large-Cap Equity, The Global Fixed Income and The International Fixed Income Portfolios, and 15% of the net assets of a Portfolio, in the case of The Small-Cap Value Equity, The Core Plus Fixed Income, The Labor Select International Equity, The Real Estate Investment Trust, The Global Equity, The Emerging Markets, The International Small-Cap, The High-Yield Bond, The Small-Cap Growth Equity, The Small-Cap Growth II Equity, The Large-Cap Growth Equity and The All-Cap Growth Equity Portfolios. Certificates of deposit are negotiable short-term obligations issued by commercial banks against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

         A Portfolio will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion or, in the case of a bank which does not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation, (ii) it is a member of the Federal Deposit Insurance Corporation, and (iii) the bank or its securities have received the highest quality rating by a nationally-recognized statistical rating organization;

         (2) Commercial paper with the highest quality rating by a nationally-recognized statistical rating organization (e.g., A-1 by S&P or Prime-1 by Moody's) or, if not so rated, of comparable quality as determined by a Portfolio's investment advisor;

         (3) Short-term corporate obligations with the highest quality rating by a nationally-recognized statistical rating organization (e.g., AAA by S&P or Aaa by Moody's) or, if not so rated, of comparable quality as determined by a Portfolio's investment advisor;

         (4) U.S. government securities (see "U.S. Government Securities"); and

         (5) Repurchase agreements collateralized by securities listed above.

         (6) And in the case of The Global Equity, The International Equity, The International Large-Cap Equity, The Labor Select International Equity, The Emerging Markets, The International Small-Cap, The Global Fixed Income and The International Fixed Income Portfolios, bank deposits held by or at the Portfolio's Custodian Bank or one of its sub-custodians.

Investment Company Securities
         Any investments that the Portfolios make in either closed-end or open-end investment companies will be limited by the 1940 Act, and would involve an indirect payment of a portion of the expenses, including advisory fees, of such other investment companies. Under the 1940 Act's current limitations, the Portfolios may not (1) own more than 3% of the voting stock of another investment company; and (2) invest more than 5% of the Portfolio's total assets in the shares of any one investment company; nor, (3) invest more than 10% of the Portfolio's total assets in shares of other investment companies. These percentage limitations also apply to the Portfolio's investments in unregistered investment companies.

Zero Coupon and Pay-In-Kind Bonds
         Zero coupon bonds are debt obligations which do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest, and therefore are issued and traded at a discount from their face amounts or pay value. PIK bonds pay interest through the issuance to holders of additional securities. Zero coupon bonds and PIK bonds are generally considered to be more interest-sensitive than income bearing bonds, to be more speculative than interest-bearing bonds, and to have certain tax consequences which could, under certain circumstances, be adverse to the Portfolios authorized to invest in them. Investments in zero coupon or PIK bonds would require the Portfolio to accrue and distribute income not yet received. In order to generate sufficient cash to make these distributions, the Portfolio may be required to sell securities in its portfolio that it otherwise might have continued to hold or to borrow. These rules could affect the amount, timing and tax character of income distributed to you by the Portfolio.

When-Issued and Delayed Delivery Securities
         Each Portfolio may purchase securities on a when-issued or delayed delivery basis. In such transactions, instruments are purchased with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment. A Portfolio will maintain with its custodian a separate account with a segregated portfolio of securities in an amount at least equal to these commitments. The payment obligation and the interest rates that will be received are each fixed at the time the Portfolio enters into the commitment and no interest accrues to the Portfolio until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed.

Warrants
         The Global Equity, The International Equity, The International Large-Cap Equity, The Labor Select International Equity, The Emerging Markets, The International Small-Cap, The All-Cap Growth Equity and The Large-Cap Growth Equity Portfolios may purchase warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The purchase of warrants involves the risk that the Portfolio could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

Concentration
         In applying a Portfolio's policies on concentration: (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (iii) asset backed securities will be classified according to the underlying assets securing such securities.


ACCOUNTING AND TAX ISSUES

         When The Mid-Cap Growth Equity Portfolio, The Real Estate Investment Trust Portfolios, The Large-Cap Growth Equity Portfolio, The Emerging Markets Portfolio, The Global Equity Portfolio, The International Small-Cap Portfolio, The International Large-Cap Equity Portfolio, The All-Cap Growth Equity Portfolio, The Core Plus Fixed Income Portfolio, The Small-Cap Value Equity Portfolio, The Small-Cap Growth Equity Portfolio or The Small-Cap Growth II Equity Portfolio writes a call, or purchases a put option, an amount equal to the premium received or paid by it is included in the section of the Portfolio's assets and liabilities as an asset and as an equivalent liability.

         In writing a call, the amount of the liability is subsequently "marked to market" to reflect the current market value of the option written. The current market value of a written option is the last sale price on the principal exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and ask prices. If an option which a Portfolio has written expires on its stipulated expiration date, the Portfolio recognizes a short-term capital gain. If a Portfolio enters into a closing purchase transaction with respect to an option which the Portfolio has written, the Portfolio realizes a short-term gain (or loss if the cost of the closing transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which a Portfolio has written is exercised, the Portfolio realizes a capital gain or loss from the sale of the underlying security on foreign currency and the proceeds from such sale are increased by the premium originally received.

         The premium paid by a Portfolio for the purchase of a put option is reported in the section of the Portfolio's assets and liabilities as an investment and subsequently adjusted daily to the current market value of the option. For example, if the current market value of the option exceeds the premium paid, the excess would be unrealized appreciation and, conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation. The current market value of a purchased option is the last sale price on the principal exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and ask prices. If an option which the Portfolio has purchased expires on the stipulated expiration date, the Portfolio realizes a short-term or long-term capital loss for federal income tax purposes in the amount of the cost of the option. If the Portfolio exercises a put option, it realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid.

Options on Certain Stock Indices
         Accounting for options on certain stock indices will be in accordance with generally accepted accounting principles. The amount of any realized gain or loss on closing out such a position will result in a realized gain or loss for tax purposes. Such options held by a Portfolio at the end of each fiscal year on a broad-based stock index will be required to be "marked to market" for federal income tax purposes. Generally, 60% of any net gain or loss recognized on such deemed sales or on any actual sales will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss.

Other Tax Requirements
         Each Portfolio has qualified or intends to qualify, and each that has qualified intends to continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, a Portfolio generally pays no Federal income tax on the income and gains it distributes.

         The Trustees reserve the right not to maintain the qualification of a Portfolio as a regulated investment company if they determine such course of action to be beneficial to shareholders. In such case, the Portfolio would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as ordinary income dividends to the extent of the Fund's earnings and profits.

         In order to qualify as a regulated investment company for federal income tax purposes, each Portfolio must meet certain specific requirements, including:

         (i) Each Portfolio must maintain a diversified portfolio of securities, wherein no security (other than U.S. government securities and securities of other regulated investment companies) can exceed 25% of a Portfolio's total assets, and, with respect to 50% of a Portfolio's total assets, no investment (other than cash and cash items, U.S. government securities and securities of other regulated investment companies) can exceed 5% of a Portfolio's total assets or 10% of the outstanding voting securities of the issuer. For purposes of the tax diversification test under Subchapter M of the Internal Revenue Code, repurchase agreements constitute securities and are not considered to be cash or cash items;

         (ii) Each Portfolio must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or disposition of stocks, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies; and

         (iii) Each Portfolio must distribute to its shareholders at least 90% of its net investment income and net tax-exempt income for each of its fiscal years.

         The Code requires each Portfolio to distribute at least 98% of its taxable ordinary income earned during the calendar year, 98% of its capital gain net income earned during the 12 month period ending October 31 and 100% of any undistributed amounts in the prior year, by December 31 of each year in order to avoid federal excise tax. However, the Federal excise tax will not apply to a Portfolio in a given calendar year, if all of its shareholders at all times during the calendar year are segregated asset accounts of life insurance companies where the shares are held in connection with variable products. If for any year a Portfolio did not meet this exception, then the Portfolio intends to, as a matter of policy, declare and pay sufficient dividends in December or January (which are treated as received in December) but does not guarantee and can give no assurances that its distributions will be sufficient to eliminate all such taxes.

         When a Portfolio holds an option or contract which substantially diminishes the risk of loss with respect to another position of the Fund (as might occur in some hedging transactions), this combination of positions could be treated as a "straddle" for tax purposes, possibly resulting in deferral of losses, adjustments in the holding periods and conversion of short-term capital losses into long-term capital losses.

         Under a rule relating to "Constructive Sale Transactions", a Portfolio must recognize gain (but not loss) on any constructive sale of an appreciated financial position in stock, a partnership interest or certain debt instruments. A Portfolio generally will be treated as making a constructive sale when it: 1) enters into a short sale on the same or substantially identical property; 2) enters into an offsetting notional principal contract with respect to same or substantially identical property; or 3) enters into a futures or forward contract to deliver the same or substantially identical property. Other transactions (including certain financial instruments called collars) will be treated as constructive sales as provided in Treasury regulations to be published. There are also certain exceptions that apply for transactions that are closed before the end of the 30th day after the close of the taxable year.

Investment in Foreign Currencies and Foreign Securities
         Certain of the Portfolios are authorized to invest certain limited amounts in foreign securities. Such investments, if made, will have the following additional tax consequences to each Portfolio:

         Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Portfolio accrues income (including dividends), or accrues expenses which are denominated in a foreign currency, and the time a Portfolio actually collects such income or pays such expenses generally are treated as ordinary income or loss. Similarly, on the disposition of debt securities denominated in a foreign currency and on the disposition of certain options, futures, or forward contracts, gain or loss attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of its disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Portfolio's net investment company taxable income, which, in turn, will affect the amount of income to be distributed to you by a Portfolio.

         If a Portfolio's Section 988 losses exceed a Portfolio's other net investment company taxable income during a taxable year, a Portfolio generally will not be able to make ordinary dividend distributions to you for that year, or distributions made before the losses were realized will be recharacterized as return of capital distributions for federal income tax purposes, rather than as an ordinary dividend or capital gain distribution. If a distribution is treated as a return of capital, your tax basis in your Portfolio shares will be reduced by a like amount (to the extent of such basis), and any excess of the distribution over your tax basis in your Portfolio shares will be treated as capital gain to you.

         A Portfolio may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Portfolio's income dividends paid to you.

         Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by a Portfolio. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains, when distributed, are taxable to you as ordinary income, and any losses reduce a Portfolio's ordinary income otherwise available for distribution to you. This treatment could increase or decrease a Portfolio's ordinary income distributions to you, and may cause some or all of the Portfolio's previously distributed income to be classified as a return of capital. A return of capital generally is not taxable to you, but reduces the tax basis of your shares in the Fund. Any return of capital in excess of your basis, however, is taxable as a capital gain.

         Investment in Passive Foreign Investment Company securities--The Portfolios may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Portfolio receives an "excess distribution" with respect to PFIC stock, the Portfolio itself may be subject to U.S. federal income tax on a portion of the distribution, whether or not the corresponding income is distributed by the Portfolio to you. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which a Portfolio held the PFIC shares. A Portfolio itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Portfolio taxable years, and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. In this case, you would not be permitted to claim a credit on your own tax return for the tax paid by the Portfolio. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain distributions might have been classified as capital gain. This may have the effect of increasing Portfolio distributions to you that are treated as ordinary dividends rather than long-term capital gain dividends.

         A Portfolio may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a Portfolio generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC during such period. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, under another election that involves marking-to-market the Portfolio's PFIC shares at the end of each taxable year (and on certain other dates as prescribed in the Code), unrealized gains would be treated as though they were realized. The Portfolio would also be allowed an ordinary deduction for the excess, if any, of the adjusted basis of its investment in the PFIC stock over its fair market value at the end of the taxable year. This deduction would be limited to the amount of any net mark-to-market gains previously included with respect to that particular PFIC security. If a Portfolio were to make this second PFIC election, tax at the Portfolio level under the PFIC rules generally would be eliminated.

         The application of the PFIC rules may affect, among other things, the amount of tax payable by a Portfolio (if any), the amounts distributable to you by a Portfolio, the time at which these distributions must be made, and whether these distributions will be classified as ordinary income or capital gain distributions to you.

         You should be aware that it is not always possible at the time shares of a foreign corporation are acquired to ascertain that the foreign corporation is a PFIC, and that there is always a possibility that a foreign corporation will become a PFIC after a Portfolio acquires shares in that corporation. While a Portfolio will generally seek to avoid investing in PFIC shares to avoid the tax consequences detailed above, there are no guarantees that it will do so and it reserves the right to make such investments as a matter of its fundamental investment policy.

         Most foreign exchange gains are classified as ordinary income which will be taxable to you as such when distributed. Similarly, you should be aware that any foreign exchange losses realized by a Portfolio, including any losses realized on the sale of foreign debt securities, are generally treated as ordinary losses for federal income tax purposes. This treatment could increase or reduce a Portfolio's income available for distribution to you, and may cause some or all of a Portfolio's previously distributed income to be classified as a return of capital.


TRADING PRACTICES AND BROKERAGE

         The investment advisor or sub-advisor of each Portfolio, as the case may be, selects brokers or dealers to execute transactions on behalf of a Portfolio for the purchase or sale of portfolio securities on the basis of its judgment of their professional capability to provide the service. The primary consideration is to have brokers or dealers execute transactions at best execution. Best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. A number of trades are made on a net basis where securities either are purchased directly from the dealer or are sold to the dealer. In these instances, there is no direct commission charged but there is a spread (the difference between the buy and sell price) which is the equivalent of a commission. When a commission is paid, the investment advisor or sub-advisor pays reasonably competitive brokerage commission rates based upon the professional knowledge of its trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, Pooled Trust pays a minimal share transaction cost when the transaction presents no difficulty.

         Securities transactions for The Global Equity, The International Equity, The Labor Select International Equity, The Emerging Markets, The International Small-Cap, The International Large-Cap, The Global Fixed Income, The International Fixed Income, The Large-Cap Growth Equity, The Small-Cap Value Equity, The Small-Cap Growth Equity, The Small-Cap Growth II Equity, The Real Estate Investment Trust, The All-Cap Growth Equity, The Intermediate Fixed Income, The Core Plus Fixed Income and The High-Yield Bond Portfolios may be effected in foreign markets which may not allow negotiation of commissions or where it is customary to pay fixed rates.

         During the fiscal years ended October 31, 2001, 2002 and 2003, the aggregate dollar amounts of brokerage commissions paid by the Portfolios listed below amounted to the following:

                                                            2003                  2002                   2001
                                                            ----                  ----                   ----
The Large-Cap Value Equity Portfolio                     $84,882              $172,878               $233,715
The Mid-Cap Growth Equity Portfolio                      $22,803                $8,711                $10,234
The International Equity Portfolio                      $280,537              $225,271                    N/A
The Global Fixed Income Portfolio                            N/A                   N/A                $60,650
The Labor Select International Equity Portfolio         $158,535               $81,590               $368,707
The Real Estate Investment Trust Portfolio              $720,247              $810,489               $271,597
The Emerging Markets Portfolio                          $751,668              $243,616                 $2,512
The Global Equity Portfolio                               $2,621                $3,205                $32,991
The Small-Cap Growth Equity Portfolio                   $158,127               $74,550                $27,633
The Small-Cap Growth II Equity Portfolio(1)                  N/A                   N/A                    N/A
The Real Estate Investment Trust Portfolio II            $83,216               $57,080                    N/A
The Intermediate Fixed Income Portfolio                   $1,906                   N/A                    N/A
The High-Yield Bond Portfolio                                N/A                   N/A                    N/A
The Core Plus Fixed Income Portfolio(2)                   $1,873                   N/A                    N/A
The International Fixed Income Portfolio                     N/A                   N/A                    N/A
The Small-Cap Value Equity Portfolio                      $5,732                $5,546                 $5,449
The International Small-Cap Portfolio                     $6,323                $3,914                 $2,605
The International Large-Cap Equity Portfolio              $1,011                $1,025                 $1,222
The All-Cap Growth Equity Portfolio                      $28,563               $34,268                $22,009
The Large-Cap Growth Equity Portfolio                     $2,461                $3,832                 $1,947

(1)        Commenced operations on December 1, 2003.
(2)        Commenced operations on June 28, 2002.


         The investment advisors or sub-advisors may allocate out of all commission business generated by all of the Portfolios and accounts under management by them, brokerage business to brokers or dealers who provide brokerage and research services. These services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software and hardware used in security analyses; and providing portfolio performance evaluation and technical market analyses. Such services are used by the investment advisors or sub-advisors in connection with their investment decision-making process with respect to one or more funds and accounts they manage, and may not be used, or used exclusively, with respect to the fund or account generating the brokerage.

         During the fiscal year ended October 31, 2003, portfolio transactions of the following Portfolios in the amounts listed below, resulting in brokerage commissions in the amounts listed below, were directed to brokers for brokerage and research services provided:

                                                           Portfolio Transactions     Brokerage Commissions
                                                                  Amounts                    Amounts
                                                                  -------                    -------
The Large Cap Value Equity Portfolio                            $17,339,826                  $26,655
The Mid-Cap Growth Equity Portfolio                              $6,249,386                  $9,958
The International Equity Portfolio                              $22,959,885                  $40,022
The Labor Select International Equity Portfolio                 $18,198,217                  $31,075
The Real Estate Investment Trust Portfolio                      $226,482,502                $458,826
The Emerging Markets Portfolio                                    $755,288                   $1,890
The Small-Cap Growth Equity Portfolio                           $17,774,375                  $31,932
The Small-Cap Growth II Equity Portfolio(1)                         N/A                        N/A
The Real Estate Investment Trust Portfolio II                   $20,498,251                  $43,037
The Intermediate Fixed Income Portfolio                             N/A                        N/A
The High-Yield Bond Portfolio                                       N/A                        N/A
The Core Plus Fixed Income Portfolio                                N/A                        N/A
The Global Equity Portfolio                                       $60,210                      $94
The Global Fixed Income Portfolio                                   N/A                        N/A
The International Fixed Income Portfolio                            N/A                        N/A
The Small-Cap Value Equity Portfolio                              $770,003                   $1,755
The International Small-Cap Portfolio                             $84,931                     $169
The International Large-Cap Equity Portfolio                      $23,470                      $35
The All-Cap Growth Equity Portfolio                              $5,608,039                  $9,377
The Large-Cap Growth Equity Portfolio                             $760,744                   $1,105

(1)        Commenced operations on December 1, 2003.

         As provided under the Securities Exchange Act of 1934 and each Portfolio's Investment Management Agreement, higher commissions are permitted to be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide such services if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions are directed to broker/dealers who provide such brokerage and research services, Pooled Trust believes that the commissions paid to such broker/dealers are not, in general, higher than commissions that would be paid to broker/dealers not providing such services and that such commissions are reasonable in relation to the value of the brokerage and research services provided. In some instances, services may be provided to the investment advisors or sub-advisors which constitute in some part brokerage and research services used by the investment advisors or sub-advisors in connection with their investment decision-making process and constitute in some part services used by them in connection with administrative or other functions not related to their investment decision-making process. In such cases, the investment advisors or sub-advisors will make a good faith allocation of brokerage and research services and will pay out of their own resources for services used by them in connection with administrative or other functions not related to their investment decision-making process. In addition, so long as no fund is disadvantaged, portfolio transactions which generate commissions or their equivalent are allocated to broker/dealers who provide daily portfolio pricing services to Pooled Trust and to other funds in the Delaware Investments family. Subject to best execution, commissions allocated to brokers providing such pricing services may or may not be generated by the Portfolios receiving the pricing service.

         Combined orders for two or more accounts or funds engaged in the purchase or sale of the same security may be placed if the judgment is made that joint execution is in the best interest of each participant and will result in best execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. When a combined order is executed in a series of transactions at different prices, each account participating in the order may be allocated an average price obtained from the executing broker. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or fund may obtain, it is the opinion of the investment advisors or sub-advisors and the Board of Trustees of Pooled Trust that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

         Consistent with NASDR(SM) Regulation, Inc. (the "NASDR(SM)") rules, and subject to seeking best execution, orders may be placed with broker/dealers that have agreed to defray certain Portfolio expenses, such as custodian fees.

         Subject to best execution, Portfolio orders may be placed with qualified broker/dealers who recommend the Portfolios or who acts as agents in the purchase of shares of the Portfolios for their clients.

PORTFOLIO TURNOVER
         Portfolio turnover rates reflect the amount of securities that are replaced from the beginning of the year to the end of the year by a Portfolio. A turnover rate of 100% would occur, for example, if all the investments in a Portfolio's securities at the beginning of the year were replaced by the end of the year. Portfolio trading will be undertaken principally to accomplish each Portfolio's objective in relation to anticipated movements in the general level of interest rates. A Portfolio is free to dispose of portfolio securities at any time, subject to complying with the Code and the 1940 Act. A Portfolio will not attempt to achieve or be limited to a predetermined rate of portfolio turnover. Such a turnover always will be incidental to transactions undertaken with a view to achieving a Portfolio's investment objective.

         The degree of portfolio activity may affect brokerage costs and other transaction costs of a Portfolio and taxes payable by a Portfolio's shareholders. In investing for capital appreciation, a relevant Portfolio may hold securities for any period of time. Portfolio turnover will also be increased by The Mid-Cap Growth Equity Portfolio, either of The Real Estate Investment Trust Portfolios, The International Large-Cap Equity Portfolio, The Emerging Markets Portfolio, The Global Equity Portfolio, The International Small-Cap Portfolio, The Core Plus Fixed Income Portfolio, The Small-Cap Growth Equity Portfolio, The Small-Cap Growth II Equity Portfolio, The All-Cap Growth Equity Portfolio and The Large-Cap Growth Equity Portfolio, if the Portfolio writes a large number of call options which are subsequently exercised. To the extent a Portfolio realizes gains on securities held for less than six months, such gains are taxable to the shareholder subject to tax or to a Portfolio at ordinary income tax rates. The turnover rate also may be affected by cash requirements from redemptions and repurchases of Portfolio shares. High portfolio turnover involves correspondingly greater brokerage costs and other transaction costs and may affect taxes payable by shareholders that are subject to federal income taxes.

         The Large Cap Value Equity, The International Equity, The Labor Select International Equity, The Global Fixed Income, The Emerging Markets, The Global Equity, The Small-Cap Value Equity, The Small-Cap Growth Equity, The Small-Cap Growth II Equity, The Real Estate Investment Trust, The International Small-Cap and The International Large-Cap Equity Portfolios have generally had portfolio turnover rates below 100%. The Mid-Cap Growth Equity, The International Fixed Income, The Intermediate Fixed Income, The High-Yield Bond, The Core Plus Fixed Income, The All-Cap Growth Equity and The Large-Cap Growth Equity Portfolios may be expected to engage in active and frequent trading of portfolio securities, which means that portfolio turnover can be expected to exceed 100%. The High-Yield Bond, The Intermediate Fixed Income and The Core Plus Fixed Income Portfolios are expected to experience portfolio turnover rates significantly in excess of 100%. The portfolio turnover rate of a Portfolio is calculated by dividing the lesser of purchases or sales of securities for the particular fiscal year by the monthly average of the value of the securities owned by the Portfolio during the particular fiscal year, exclusive of securities whose maturities at the time of acquisition are one year or less.

         The portfolio turnover rates of the following Portfolios for the past two fiscal years were as follows:

                                                                  October 31, 2003      October 31, 2002
                                                                  ----------------      ----------------
The Large Cap Value Equity Portfolio                                     68%                   95%
The Mid-Cap Growth Equity Portfolio                                     111%                  112%
The International Equity Portfolio Original Class                         6%                   10%
The International Equity Portfolio Class P                                6%                   10%
The Global Fixed Income Portfolio                                        95%                   58%
The Labor Select International Equity Portfolio                          10%                   12%
The Real Estate Investment Trust Portfolio                               48%                   65%
The Intermediate Fixed Income Portfolio                                 436%                  381%
The High-Yield Bond Portfolio                                           597%                  553%
The International Fixed Income Portfolio                                112%                   46%
The Emerging Markets Portfolio                                           69%                   36%
The Global Equity Portfolio                                              30%                   26%
The Small-Cap Value Equity Portfolio                                     42%                   47%
The Small-Cap Growth Equity Portfolio                                    47%                   46%
The Small-Cap Growth II Equity Portfolio(1)                              N/A                   N/A
The Real Estate Investment Trust Portfolio II                            69%                   61%
The Core Plus Fixed Income Portfolio(2)                                 569%                  847%
The International Small-Cap Portfolio                                    56%                   31%
The International Large-Cap Equity Portfolio                             10%                   10%
The All-Cap Growth Equity Portfolio                                      90%                  130%
The Large-Cap Growth Equity Portfolio                                    94%                  142%

(1) Commenced operations on December 1, 2003.
(2) Commenced operations on June 28, 2002.

PURCHASING SHARES

         Delaware Distributors, L.P. (the "Distributor") serves as the national distributor for each Portfolio's shares. See the related Prospectus for information on how to invest. Pooled Trust reserves the right to suspend sales of Portfolio shares, and reject any order for the purchase of Portfolio shares if in the opinion of management such rejection is in the Portfolio's best interest.

         Certificates representing shares purchased are not ordinarily issued unless a shareholder submits a specific request. Certificates are not issued in the case of Class B Shares or Class C Shares of The Real Estate Investment Trust Portfolio or for any Portfolio in the case of any retirement plan account including self-directed IRAs. However, purchases not involving the issuance of certificates are confirmed to the investor and credited to the shareholder's account on the books maintained on behalf of Pooled Trust. The investor will have the same rights of ownership with respect to such shares as if certificates had been issued. An investor that is permitted to obtain a certificate may receive a certificate representing full share denominations purchased by sending a letter signed by each owner of the account to the Transfer Agent requesting the certificate. No charge is assessed by Pooled Trust for any certificate issued. A shareholder may be subject to fees for replacement of a lost or stolen certificate, under certain conditions, including the cost of obtaining a bond covering the lost or stolen certificate. Please contact the Portfolios for further information. Investors who hold certificates representing any of their shares may only redeem those shares by written request. The investor's certificate(s) must accompany such request.

Purchasing Shares (The Real Estate Investment Trust Portfolio Class of The Real Estate Investment Trust Portfolio, Original Class of The International Equity Portfolio and all other Portfolios)

         Shares of each Portfolio are sold on a continuous basis directly to institutions and high net-worth individuals at net asset value as described more fully in the related Prospectus. In addition, for purchases of shares in The Emerging Markets Portfolio, a purchase reimbursement fee of 0.75% of the dollar amount invested is generally charged to investors and paid to the Portfolio to help defray expenses of investing purchase proceeds. For The Global Equity Portfolio, the purchase reimbursement fee is equal to 0.40% of the dollar amount invested, for The International Small-Cap Portfolio, the purchase reimbursement fee is equal to 0.55% of the dollar amount invested and for The International

Large-Cap Equity Portfolio, the purchase reimbursement fee is equal to 0.45% of the dollar amount invested. In lieu of paying that fee, an investor in The Emerging Markets Portfolio, The Global Equity Portfolio, The International Small-Cap Portfolio or The International Large-Cap Equity Portfolio may elect, subject to agreement by Delaware International, to invest by a contribution of in-kind securities or may follow another procedure that has the same economic impact on the Portfolio and its shareholders, in which case the purchase reimbursement fee will not apply. Investors should refer to the related Prospectus for more details on purchase reimbursement fees. See "DETERMINING OFFERING PRICE AND NET ASSET VALUE." The minimum initial investment is $1,000,000. There are no minimums for subsequent contributions in a Portfolio where the minimum initial investment has been satisfied. See the related Prospectus for special purchase procedures and requirements that may be applicable to prospective investors in The Emerging Markets Portfolio, The International Equity Portfolio, The International Large-Cap Equity Portfolio, The Global Equity Portfolio and The International Small-Cap Portfolio. At such time as Pooled Trust receives appropriate regulatory approvals to do so in the future, under certain circumstances, Pooled Trust may, at its sole discretion, allow eligible investors who have an existing investment counseling relationship with Delaware International or an affiliate of Delaware to make investments in the Portfolios by a contribution of securities in-kind to such Portfolios.


Purchasing Shares (Class P Shares of The International Equity Portfolio)
         Class P Shares of The International Equity Portfolio are available only to defined contribution plans making at least a $5 million initial investment or having plan assets of at least $100 million. There are no minimums for subsequent investments. Investments made by plan participants in an employer-sponsored defined contribution plan will be made in accordance with directions provided by or on behalf of the employer. See the related Prospectus for special purchase procedures and requirements that may be applicable to prospective investors in the Portfolio. At such time as Pooled Trust receives appropriate regulatory approvals to do so in the future, under certain circumstances, Pooled Trust may, at its sole discretion, allow eligible investors who have an existing investment counseling relationship with Delaware International or an affiliate of Delaware to make investments in such Portfolio by a contribution of securities in-kind to the Portfolio.

         Class P Shares are purchased at net asset value and are subject to 12b-1 Distribution and Service Plan expenses. See "Plans Under Rule 12b-1" under "PURCHASING SHARES" in this Part B. The NASDR(SM) has adopted amendments to its rules relating to investment company sales charges. Pooled Trust and the Distributor intend to operate in compliance with these rules.

         Class P Shares and Original Class Shares of The International Equity Portfolio represent a proportionate interest in the Portfolio's assets and will receive a proportionate interest in the Portfolio's income, before application as to Class P Shares, of any expenses under that class' Distribution and Service Plan. Dividends, if any, paid on Original Class Shares and Class P Shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except that the additional expenses of the Distribution and Service Plan expenses relating to Class P Shares will be borne exclusively by such shares. See "DETERMINING OFFERING PRICE AND NET ASSET VALUE."

Purchasing Shares (Delaware REIT Fund A, B, C, Institutional and R Classes of The Real Estate Investment Trust Portfolio)
         The minimum initial investment generally is $1,000 for Delaware REIT Fund A Class, B Class and C Class. Subsequent purchases of such Classes generally must be at least $100. The initial and subsequent investment minimums for Class A Shares will be waived for purchases by officers, directors, trustees and employees of any Delaware Investments fund, the investment advisor or any of the investment advisor's affiliates if the purchases are made pursuant to a payroll deduction program. Shares purchased pursuant to the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act and shares purchased in connection with an Automatic Investing Plan are subject to a minimum initial purchase of $250 and a minimum subsequent purchase of $25. Accounts opened under the Delaware Investments Asset Planner service are subject to a minimum initial investment of $2,000 per Asset Planner Strategy selected. There are no minimum purchase requirements for Class R and the Institutional Class, but certain eligibility requirements must be satisfied.

         Each purchase of Class B Shares is subject to a maximum purchase limitation of $100,000. For Class C Shares, each purchase must be in an amount that is less than $1,000,000. See "INVESTMENT PLANS" for purchase limitations applicable to retirement plans. Pooled Trust will reject any purchase order for more than $100,000 of Class B Shares and $1,000,000 or more of Class C Shares. An investor may exceed these limitations by making cumulative purchases over a period of time. In doing so, an investor should keep in mind, however, that reduced front-end sales charges apply to investments of $50,000 or more in Class A Shares, and that Class A Shares are subject to lower annual 12b-1 Plan expenses than Class B Shares and Class C Shares and generally are not subject to a CDSC.

         Selling dealers are responsible for transmitting orders promptly. Pooled Trust reserves the right to reject any order for the purchase of its shares if in the opinion of management such rejection is in The Real Estate Investment Trust Portfolio's best interest. If a purchase is canceled because your check is returned unpaid, you are responsible for any loss incurred. The Portfolio can redeem shares from your account(s) to reimburse itself for any loss, and you may be restricted from making future purchases in any of the funds in the Delaware Investments family. The Portfolio reserves the right to reject purchase orders paid by third-party checks or checks that are not drawn on a domestic branch of a United States financial institution. If a check drawn on a foreign financial institution is accepted, you may be subject to additional bank charges for clearance and currency conversion.

         The Real Estate Investment Trust Portfolio also reserves the right, following shareholder notification, to charge a service fee on non-retirement accounts that, as a result of redemption, have remained below the minimum stated account balance for a period of three or more consecutive months. Holders of such accounts may be notified of their insufficient account balance and advised that they have until the end of the current calendar quarter to raise their balance to the stated minimum. If the account has not reached the minimum balance requirement by that time, the Portfolio will charge a $9 fee for that quarter and each subsequent calendar quarter until the account is brought up to the minimum balance. The service fee will be deducted from the account during the first week of each calendar quarter for the previous quarter, and will be used to help defray the cost of maintaining low-balance accounts. No fees will be charged without proper notice, and no CDSC will apply to such assessments.

         The Real Estate Investment Trust Portfolio also reserves the right, upon 60 days' written notice, to involuntarily redeem accounts that remain under the minimum initial purchase amount as a result of redemptions. An investor making the minimum initial investment may be subject to involuntary redemption without the imposition of a CDSC or Limited CDSC if he or she redeems any portion of his or her account.

         The NASDR(SM) has adopted amendments to its rules relating to investment company sales charges. Pooled Trust and the Distributor intend to operate in compliance with these rules.

         Class A Shares are purchased at the offering price which reflects a maximum front-end sales charge of 5.75%; however, lower front-end sales charges apply for larger purchases. See the table in the appropriate Prospectus. Class A Shares are also subject to annual 12b-1 Plan expenses for the life of the investment.

         Class B Shares are purchased at net asset value and are subject to a CDSC of: (i) 4.00% if shares are redeemed within one year of purchase; (ii) 3.25% if shares are redeemed during the second year following purchase; (iii) 2.75% if shares are redeemed during the third year following purchase; (iv) 2.25% if shares are redeemed during the fourth and fifth years following purchase; and (v) 1.50% if shares are redeemed during the sixth year following purchase. Class B Shares are also subject to annual 12b-1 Plan expenses which are higher than those to which Class A Shares are subject and are assessed against Class B Shares for approximately eight years after purchase. See "AUTOMATIC CONVERSION OF CLASS B SHARES," below.

         Class C Shares are purchased at net asset value and are subject to a CDSC of 1% if shares are redeemed within 12 months following purchase. Class C Shares are also subject to annual 12b-1 Plan expenses for the life of the investment which are equal to those to which Class B Shares are subject.

         Institutional Class shares are purchased at the net asset value per share without the imposition of a front-end or contingent deferred sales charge or 12b-1 Plan expenses. See "Plans Under Rule 12b-1" under "PURCHASING SHARES," and "DETERMINING OFFERING PRICE AND NET ASSET VALUE" in this Part B.

         Class R Shares are purchased at the net asset value per share without the imposition of a front-end or contingent deferred sales charge. Class R Shares are subject to annual 12b-1 Plan expenses for the life of the investment.

         Class A Shares, Class B Shares, Class C Shares, Institutional Class Shares and Class R Shares represent a proportionate interest in The Real Estate Investment Trust Portfolio's assets and will receive a proportionate interest in that Portfolio's income, before application, as to Class A, Class B, Class C and Class R Shares, of any expenses under that Portfolio's 12b-1 Plans.

Alternative Purchase Arrangements (The Real Estate Investment Trust Portfolio)
         The alternative purchase arrangements of Class A Shares, Class B Shares and Class C Shares permit investors to choose the method of purchasing shares that is most suitable for their needs given the amount of their purchase, the length of time they expect to hold their shares and other relevant circumstances. Investors should determine whether, given their particular circumstances, it is more advantageous to purchase Class A Shares and incur a front-end sales charge and annual 12b-1 Plan expenses of up to a maximum of 0.30% of the average daily net assets of Class A Shares, or to purchase either Class B or Class C Shares and have the entire initial purchase amount invested in the Portfolio with the investment thereafter subject to a CDSC and annual 12b-1 Plan expenses. Class B Shares are subject to a CDSC if the shares are redeemed within six years of purchase, and Class C Shares are subject to a CDSC if the shares are redeemed within 12 months of purchase. Class B and Class C Shares are each subject to annual 12b-1 Plan expenses of up to a maximum of 1% (0.25% of which are service fees to be paid to the Distributor, dealers or others for providing personal service and/or maintaining shareholder accounts) of average daily net assets of the respective Class. Class B Shares will automatically convert to Class A Shares at the end of approximately eight years after purchase and, thereafter, be subject to annual 12b-1 Plan expenses of up to a maximum of 0.30% of average daily net assets of such shares. Unlike Class B Shares, Class C Shares do not convert to another Class.

         The higher 12b-1 Plan expenses on Class B Shares and Class C Shares will be offset to the extent a return is realized on the additional money initially invested upon the purchase of such shares. However, there can be no assurance as to the return, if any, that will be realized on such additional money. In addition, the effect of any return earned on such additional money will diminish over time. In comparing Class B Shares to Class C Shares, investors should also consider the duration of the annual 12b-1 Plan expenses to which each of the classes is subject and the desirability of an automatic conversion feature, which is available only for Class B Shares.

         Class R Shares have no front-end sales charge and are not subject to a CDSC, but incur annual 12b-1 expenses of up to a maximum of 0.60%. Class A Shares generally are not available for purchase by anyone qualified to purchase Class R Shares.

         In comparing Class B Shares and Class C Shares to Class R Shares, investors should consider the higher 12b-1 Plan expenses on Class B Shares and Class C Shares. Investors also should consider the fact that Class R Shares do not have a front-end sales charge and, unlike Class B Shares and Class C Shares, are not subject to a CDSC. In comparing Class B Shares to Class R Shares, investors should also consider the duration of the annual 12b-1 Plan expenses to which each of the class is subject and the desirability of an automatic conversation feature to Class A Shares (with lower annual 12b-1 Plan fees), which is available only for Class B Shares and does not subject the investor to a CDSC.

         For the distribution and related services provided to, and the expenses borne on behalf of, the Portfolios, the Distributor and others will be paid, in the case of Class A Shares, from the proceeds of the front-end sales charge and 12b-1 Plan fees, in the case of Class B Shares and Class C Shares, from the proceeds of the 12b-1 Plan fees and, if applicable, the CDSC incurred upon redemption, and in the case of Class R Shares, from the proceeds of the 12b-1 Plan fees. Financial advisors may receive different compensation for selling Class A Shares, Class B Shares, Class C Shares and Class R Shares. Investors should understand that the purpose and function of the respective 12b-1 Plans (including for Class R Shares) and the CDSCs applicable to Class B Shares and Class C Shares are the same as those of the 12b-1 Plan and the front-end sales charge applicable to Class A Shares in that such fees and charges are used to finance the distribution of the respective Classes. See "Plans Under Rule 12b-1."

         Dividends, if any, paid on Class A Shares, Class B Shares, Class C Shares and Class R Shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except that the additional amount of 12b-1 Plan expenses relating to Class B Shares, Class C Shares and Class R Shares will be borne exclusively by such shares. See "DETERMINING OFFERING PRICE AND NET ASSET VALUE."

Class A Shares (The Real Estate Investment Trust Portfolio)
         Purchases of $50,000 or more of Class A Shares at the offering price carry reduced front-end sales charges as shown in the table in the appropriate Prospectus, and may include a series of purchases over a 13-month period under a Letter of Intention signed by the purchaser. See "SPECIAL PURCHASE FEATURES - CLASS A SHARES," below for more information on ways in which investors can avail themselves of reduced front-end sales charges and other purchase features.

         From time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may reallow to dealers up to the full amount of the front-end sales charge. In addition, certain dealers who enter into an agreement to provide extra training and information on Delaware Investments products and services and who increase sales of Delaware Investments funds may receive an additional commission of up to 0.15% of the offering price in connection with sales of Class A Shares. Such dealers must meet certain requirements in terms of organization and distribution capabilities and their ability to increase sales. The Distributor should be contacted for further information on these requirements as well as the basis and circumstances upon which the additional commission will be paid. Participating dealers may be deemed to have additional responsibilities under the securities laws. Dealers who receive 90% or more of the sales charge may be deemed to be underwriters under the 1933 Act.

Dealer's Commission (The Real Estate Investment Trust Portfolio)
         As described in the Prospectus, for initial purchases of Class A Shares of $1,000,000 or more, a dealer's commission may be paid by the Distributor to financial advisors through whom such purchases are effected.

         For accounts with assets over $1 million, the dealer commission resets annually to the highest incremental commission rate on the anniversary of the first purchase. In determining a financial advisor's eligibility for the dealer's commission, purchases of Class A Shares of other Delaware Investments funds as to which a Limited CDSC applies (see "CONTINGENT DEFERRED SALES CHARGE FOR CERTAIN REDEMPTIONS OF CLASS A SHARES PURCHASED AT NET ASSET VALUE" under "REDEMPTION AND EXCHANGE") may be aggregated with those of the Class A Shares of The Real Estate Investment Trust Portfolio. Financial advisors also may be eligible for a dealer's commission in connection with certain purchases made under a Letter of Intention or pursuant to an investor's Right of Accumulation. Financial advisors should contact the Distributor concerning the applicability and calculation of the dealer's commission in the case of combined purchases.

         An exchange from other Delaware Investments funds will not qualify for payment of the dealer's commission, unless a dealer's commission or similar payment has not been previously paid on the assets being exchanged. The schedule and program for payment of the dealer's commission are subject to change or termination at any time by the Distributor at its discretion.

         Contingent Deferred Sales Charge - Class B Shares and Class C Shares (The Real Estate Investment Trust Portfolio) Class B Shares and Class C Shares are purchased without a front-end sales charge. Class B Shares redeemed within six years of purchase may be subject to a CDSC at the rates set forth above, and Class C Shares redeemed within 12 months of purchase may be subject to a CDSC of 1%. CDSCs are charged as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the net asset value a the time of purchase of the shares being redeemed or the net asset value of those shares at the time of redemption. No CDSC will be imposed on increases in net asset value above the initial purchase price, nor will a CDSC be assessed on redemptions of shares acquired through reinvestment of dividends or capital gains distributions. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of Class B Shares or Class C Shares of The Real Estate Investment Trust Portfolio, even if those shares are later exchanged for shares of another Delaware Investments fund. In the event of an exchange of the shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares that were acquired in the exchange. See "WAIVER OF CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES AND CLASS C SHARES" under "REDEMPTION AND EXCHANGE" for the Portfolio Classes for a list of the instances in which the CDSC is waived.

         During the seventh year after purchase and, thereafter, until converted automatically into Class A Shares, Class B Shares will still be subject to the annual 12b-1 Plan expenses of up to 1% of average daily net assets of those shares. At the end of approximately eight years after purchase, the investor's Class B Shares will be automatically converted into Class A Shares of the Portfolio. See "AUTOMATIC CONVERSION OF CLASS B SHARES," below. Such conversion will constitute a tax-free exchange for federal income tax purposes. See "TAXES." Investors are reminded that the Class A Shares into which Class B Shares will convert are subject to ongoing annual 12b-1 Plan expenses of up to a maximum of 0.30% of average daily net assets of such shares.

         In determining whether a CDSC applies to a redemption of Class B Shares, it will be assumed that shares held for more than six years are redeemed first, followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held longest during the six-year period. With respect to Class C Shares, it will be assumed that shares held for more than 12 months are redeemed first followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held for 12 months or less.

Deferred Sales Charge Alternative - Class B Shares (The Real Estate Investment Trust Portfolio)
         Class B Shares may be purchased at net asset value without a front-end sales charge and, as a result, the full amount of the investor's purchase payment will be invested in Portfolio shares. The Distributor currently compensates dealers or brokers for selling Class B Shares at the time of purchase from its own assets in an amount equal to no more than 5% of the dollar amount purchased. In addition, from time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may pay additional compensation to dealers or brokers for selling Class B Shares at the time of purchase. As discussed below, however, Class B Shares are subject to annual 12b-1 Plan expenses and, if redeemed within six years of purchase, a CDSC.

         Proceeds from the CDSC and the annual 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class B Shares. These payments support the compensation paid to dealers or brokers for selling Class B Shares. Payments to the Distributor and others under the Class B 12b-1 Plan may be in an amount equal to no more than 1% annually. The combination of the CDSC and the proceeds of the 12b-1 Plan fees makes it possible for the Portfolio to sell Class B Shares without deducting a front-end sales charge at the time of purchase.

         Holders of Class B Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for Class B Shares described in this Part B, even after the exchange. Such CDSC schedule may be higher than the CDSC schedule for Class B Shares acquired as a result of the exchange. See "REDEMPTION AND EXCHANGE."

Automatic Conversion of Class B Shares (The Real Estate Investment Trust Portfolio)
         Class B Shares, other than shares acquired through reinvestment of dividends, held for eight years after purchase are eligible for automatic conversion into Class A Shares. Conversions of Class B Shares into Class A Shares will occur only four times in any calendar year, on the 18th day or next business day of March, June, September and December (each, a "Conversion Date"). If the eighth anniversary after a purchase of Class B Shares falls on a Conversion Date, an investor's Class B Shares will be converted on that date. If the eighth anniversary occurs between Conversion Dates, an investor's Class B Shares will be converted on the next Conversion Date after such anniversary. Consequently, if a shareholder's eighth anniversary falls on the day after a Conversion Date, that shareholder will have to hold Class B Shares for as long as three additional months after the eighth anniversary of purchase before the shares will automatically convert into Class A Shares.

         Class B Shares of the Portfolio acquired through a reinvestment of dividends will convert to Class A Shares of the Portfolio pro-rata with Class B Shares not acquired through dividend reinvestment. If the Class B Shares of the Portfolio have been exchanged for Class B Shares of Delaware Group Cash Reserve Fund, the Delaware Cash Reserve Fund Class B Shares will convert into Delaware Cash Reserve Fund Consultant Class Shares rather than Delaware Cash Reserve Fund A Class Shares. In the case of exchanges into other Delaware Investments funds, Class B Shares will be converted into Class A Shares of the same fund.

         All such automatic conversions of Class B Shares will constitute tax-free exchanges for federal income tax purposes. See "TAXES."

Level Sales Charge Alternative - Class C Shares (The Real Estate Investment Trust Portfolio)

         Class C Shares may be purchased at net asset value without a front-end sales charge and, as a result, the full amount of the investor's purchase payment will be invested in Portfolio shares. The Distributor currently compensates dealers or brokers for selling Class C Shares at the time of purchase from its own assets in an amount equal to no more than 1% of the dollar amount purchased. As discussed below, Class C Shares are subject to annual 12b-1 Plan expenses and, if redeemed within 12 months of purchase, a CDSC.

         Proceeds from the CDSC and the annual 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class C Shares. These payments support the compensation paid to dealers or brokers for selling Class C Shares. Payments to the Distributor and others under the Class C 12b-1 Plan may be in an amount equal to no more than 1% annually.

         Holders of Class C Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for Class C Shares as described in this Part B, even after the exchange. See "REDEMPTION AND EXCHANGE."

Plans Under Rule 12b-1 (The Real Estate Investment Trust Portfolio and The International Equity Portfolio Class P)
         Pursuant to Rule 12b-1 under the 1940 Act, Pooled Trust has adopted a separate plan for each of the Class A Shares, the Class B Shares, the Class C Shares and the Class R Shares of The Real Estate Investment Trust Portfolio and the Class P Shares of The International Equity Portfolio (the "Plans"). Each Plan permits the relevant Portfolio to pay for certain distribution, promotional and related expenses involved in the marketing of only the Class to which the Plan applies.

         The Plans permit each Portfolio, pursuant to the Distribution Agreement, to pay out of the assets of the applicable class monthly fees to the Distributor for its services and expenses in distributing and promoting sales of shares of such class. These expenses include, among other things, preparing and distributing advertisements, sales literature and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, and paying distribution and maintenance fees to securities brokers and dealers who enter into agreements with the Distributor. The Plan expenses relating to Class B Shares and Class C Shares are also used to pay the Distributor for advancing out of the Distributor's own assets the commission costs to dealers with respect to the initial sale of such shares.

         In addition, the Portfolio may make payments out of the assets of Class A Shares, Class B Shares, Class C Shares, Class R Shares and Class P Shares directly to other unaffiliated parties, such as banks, who either aid in the distribution of shares of, or provide services to, such classes.

         The maximum aggregate fee payable by The Real Estate Investment Trust Portfolio under the Plans, and the Portfolio's Distribution Agreement, is on an annual basis up to 0.30% of Class A Shares' average daily net assets for the year of Class A Shares, up to 1% (0.25% of which are service fees to be paid to the Distributor, dealers and others for providing personal service and/or maintaining shareholder accounts) of each of Class B Shares' and Class C Shares' average daily net assets for the year and up to 0.60% of Class R Shares' average daily net assets for the year. The maximum aggregate fee payable by The International Equity Portfolio under the Class P Plan, and the Portfolio's Distribution Agreement, is on an annual basis up to 0.20% of the Class P Shares' average daily net assets for the year. The Class P Shares' distribution and service fees may be retained by DDLP or used by DDLP in a manner determined to be appropriate to help offset the cost of shareholder and plan recordkeeping. Pooled Trust's Board of Trustees may reduce the amounts payable under each Plan at any time. Pursuant to Board action, the maximum aggregate fee currently payable by Class A Shares of The Real Estate Investment Trust Portfolio is 0.25%.

         All of the distribution and service expenses incurred by the Distributor and others, such as broker/dealers, in excess of the amount paid on behalf of Class A Shares, Class B Shares, Class C Shares, Class R Shares and Class P Shares would be borne by such persons without any reimbursement from such Classes. Subject to seeking best price and execution, the Classes may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Plans.

         From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.

         The Plans and the Distribution Agreement have been approved by the Board of Trustees of Pooled Trust, including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of Pooled Trust and who have no direct or indirect financial interest in the Plans, by vote cast in person at a meeting duly called for the purpose of voting on the Plans and such Agreement. Continuation of the Plans and the Distribution Agreement, as amended, must be approved annually by the Board of Trustees in the same manner, as specified above.

         Each year, the trustees must determine whether continuation of the Plans is in the best interest of shareholders of, respectively, the Class A Shares, Class B Shares, Class C Shares, Class R Shares and Class P Shares and that there is a reasonable likelihood of the Plan relating to a Class providing a benefit to the Classes. The Plans and the Distribution Agreement, as amended, may be terminated at any time without penalty by a majority of those trustees who are not "interested persons" or by a majority vote of the outstanding voting securities of the relevant Class. Any amendment materially increasing the maximum percentage payable under the Plans must likewise be approved by a majority vote of the outstanding voting securities of the relevant Class, as well as by a majority vote of those trustees who are not "interested persons." With respect to the Class A Share Plan, any material increase in the maximum percentage payable thereunder must also be approved by a majority of the outstanding voting securities of the Class B Shares. Also, any other material amendment to the Plans must be approved by a majority vote of the trustees including a majority of the noninterested trustees of Pooled Trust having no interest in the Plans. In addition, in order for the Plans to remain effective, the selection and nomination of trustees who are not "interested persons" of Pooled Trust must be effected by the trustees who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plans. Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board of Trustees for their review.

         For the fiscal year ended October 31, 2003, 12b-1 Plan payments from Delaware REIT Fund A Class, B Class, C Class and R Class amounted to $509,733, $624,544, $459,272 and $148 respectively. (Class R Shares were not available for purchase during this period. Such amounts were used for the following purposes:

                                     Delaware REIT Fund    Delaware REIT Fund    Delaware REIT Fund  Delaware REIT Fund
                                          A Class                B Class              C Class              R Class
                                          -------                -------              -------              -------
Advertising                                  -                      -                    -                    -
Annual/Semi-Annual Reports                   -                      -                  $1,064                 -
Broker Trails                             $509,733              $154,440              $200,424              $124
Broker Sales Charges                         -                  $349,595              $151,609                -
Dealer Service Expenses                      -                      -                    -                    -
Interest on Broker Sales Charges             -                  $120,509               $8,455                 -
Commissions to Wholesalers                   -                      -                    -                    -
Promotional-Broker Meetings                  -                      -                    -                    -
Promotional-Other                            -                      -                  $5,490                 -
Prospectus Printing                          -                      -                  $4,320                 -
Telephone                                    -                      -                    -                    -
Wholesaler Expenses                          -                      -                 $87,910                $24
Other                                        -                      -                    -                    -

Other Payments to Dealers - Class A Shares, Class B Shares, Class C Shares and Class R Shares (The Real Estate Investment Trust Portfolio)
         From time to time, at the discretion of the Distributor, all registered broker/dealers whose aggregate sales of shares of the Classes exceed certain limits as set by the Distributor, may receive from the Distributor an additional payment of up to 0.25% of the dollar amount of such sales. The Distributor may also provide additional promotional incentives or payments to dealers that sell shares of the Delaware Investments family of funds. In some instances, these incentives or payments may be offered only to certain dealers who maintain, have sold or may sell certain amounts of shares. The Distributor may also pay a portion of the expense of preapproved dealer advertisements promoting the sale of Delaware Investments fund shares.

Special Purchase Features - Class A Shares (The Real Estate Investment Trust Portfolio)

Buying Class A Shares at Net Asset Value
         Class A Shares of The Real Estate Investment Trust Portfolio may be purchased at net asset value under the Delaware Investments Dividend Reinvestment Plan and, under certain circumstances, the Exchange Privilege and the 12-Month Reinvestment Privilege.

         Current and former officers, trustees/directors and employees of Pooled Trust, any other fund in the Delaware Investments family, the Manager, or any of the Manager's current affiliates and those that may in the future be created, legal counsel to the funds and registered representatives and employees of broker/dealers who have entered into Dealer's Agreements with the Distributor may purchase Class A Shares and any such class of shares of any of the other funds in the Delaware Investments family, including any fund that may be created, at the net asset value per share. Family members (regardless of age) of such persons at their direction, and any employee benefit plan established by any of the foregoing funds, corporations, counsel or broker/dealers may also purchase Class A Shares at net asset value.

         Purchases of Class A Shares may also be made by clients of registered representatives of an authorized investment dealer at net asset value within 12 months after the registered representative changes employment, if the purchase is funded by proceeds from an investment where a front-end sales charge, contingent deferred sales charge or other sales charge has been assessed. Purchases of Class A Shares may also be made at net asset value by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of shares of funds in the Delaware Investments family. Officers, directors and key employees of institutional clients of the investment advisor or any of its affiliates may purchase Class A Shares at net asset value. Moreover, purchases may be effected at net asset value for the benefit of the clients of brokers, dealers and registered investment advisors affiliated with a broker or dealer, if such broker, dealer or investment advisor has entered into an agreement with the Distributor providing specifically for the purchase of Class A Shares in connection with special investment products, such as wrap accounts or similar fee based programs. Investors may be charged a fee when effecting transactions in Class A Shares through a broker or agent that offers these special investment products.

         Purchases of Class A Shares at net asset value may also be made by the following: financial institutions investing for the account of their trust customers if they are not eligible to purchase shares of the Institutional Class of the Portfolio; any group retirement plan (excluding defined benefit pension plans), or such plans of the same employer, for which plan participant records are maintained on Retirement Financial Services, Inc.'s proprietary record keeping system that (i) has in excess of $500,000 of plan assets invested in Class A Shares of funds in the Delaware Investments family and any stable value account available to investment advisory clients of the investment advisor or its affiliates; or (ii) is sponsored by an employer that has at any point after May 1, 1997 more than 100 employees while such plan has held Class A Shares of a fund in the Delaware Investments family and such employer has properly represented to Retirement Financial Services, Inc. in writing that it has the requisite number of employees and received written confirmation back from Retirement Financial Services, Inc. See "GROUP INVESTMENT PLANS" for information regarding the applicability of the Limited CDSC.

         Purchases of Class A Shares at net asset value may be made by retirement plans that are maintained on retirement platforms sponsored by financial intermediary firms, provided the financial intermediary firm has entered into a Class A Share NAV Agreement with respect to such retirement platform.

         Purchases of Class A Shares at net asset value may also be made by bank sponsored retirement plans that are no longer eligible to purchase Institutional Class Shares or purchase interests in a collective trust as a result of a change in distribution arrangements.

         Investments in Class A Shares made by plan level and/or participant retirement accounts that are for the purpose of repaying a loan taken from such accounts will be made at net asset value. Loan repayments made to the Portfolio account in connection with loans originated from accounts previously maintained by another investment firm will also be invested at net asset value.

         Purchases of Class A Shares at net asset value may also be made by any group retirement plan (excluding defined benefit pension plans) that purchases shares through a retirement plan alliance program that requires shares to be available at net asset value, provided Retirement Financial Services, Inc. either is the sponsor of the alliance program or has a product participation agreement with the sponsor of the alliance program.

         Pooled Trust must be notified in advance that the trade qualifies for purchase at net asset value.

Allied Plans
         Class A Shares are available for purchase by participants in certain 401(k) Defined Contribution Plans ("Allied Plans") which are made available under a joint venture agreement between the Distributor and another institution through which mutual funds are marketed and which allow investments in Class A Shares of designated Delaware Investments funds ("eligible Delaware Investments fund shares"), as well as shares of designated classes of non-Delaware Investments funds ("eligible non-Delaware Investments fund shares"). Class B Shares and Class C Shares are not eligible for purchase by Allied Plans.

         With respect to purchases made in connection with an Allied Plan, the value of eligible Delaware Investments and eligible non-Delaware Investments fund shares held by the Allied Plan may be combined with the dollar amount of new purchases by that Allied Plan to obtain a reduced front-end sales charge on additional purchases of eligible Delaware Investments fund shares. See "COMBINED PURCHASES PRIVILEGE," below.

         Participants in Allied Plans may exchange all or part of their eligible Delaware Investments fund shares for other eligible Delaware Investments fund shares or for eligible non-Delaware Investments fund shares at net asset value without payment of a front-end sales charge. However, exchanges of eligible fund shares, both Delaware Investments and non-Delaware Investments, which were not subject to a front end sales charge, will be subject to the applicable sales charge if exchanged for eligible Delaware Investments fund shares to which a sales charge applies. No sales charge will apply if the eligible fund shares were previously acquired through the exchange of eligible shares on which a sales charge was already paid or through the reinvestment of dividends. See "INVESTING BY EXCHANGE."

         A dealer's commission may be payable on purchases of eligible Delaware Investments fund shares under an Allied Plan. In determining a financial advisor's eligibility for a dealer's commission on net asset value purchases of eligible Delaware Investments fund shares in connection with Allied Plans, all participant holdings in the Allied Plan will be aggregated. See "CLASS A SHARES," above.

         The Limited CDSC is applicable to redemptions of net asset value purchases from an Allied Plan on which a dealer's commission has been paid. Waivers of the Limited CDSC, as described under " REDEMPTION AND EXCHANGE -- WAIVER OF LIMITED CONTINGENT DEFERRED SALES CHARGE - CLASS A SHARES" under, apply to redemptions by participants in Allied Plans except in the case of exchanges between eligible Delaware Investments and non-Delaware Investments fund shares. When eligible Delaware Investments fund shares are exchanged into eligible non-Delaware Investments fund shares, the Limited CDSC will be imposed at the time of the exchange, unless the joint venture agreement specifies that the amount of the Limited CDSC will be paid by the financial advisor or selling dealer. See "CONTINGENT DEFERRED SALES CHARGE FOR CERTAIN REDEMPTIONS OF CLASS A SHARES PURCHASED AT NET ASSET VALUE" under "REDEMPTION AND EXCHANGE."

Letter of Intention
         The reduced front-end sales charges described above with respect to Class A Shares are also applicable to the aggregate amount of purchases made by any such purchaser previously enumerated within a 13-month period pursuant to a written Letter of Intention provided by the Distributor and signed by the purchaser, and not legally binding on the signer or Pooled Trust, which provides for the holding in escrow by the Transfer Agent, of 5% of the total amount of Class A Shares intended to be purchased until such purchase is completed within the 13-month period. A Letter of Intention may be dated to include shares purchased up to 90 days prior to the date the Letter is signed. The 13-month period begins on the date of the earliest purchase. If the intended investment is not completed, except as noted below, the purchaser will be asked to pay an amount equal to the difference between the front-end sales charge on Class A Shares purchased at the reduced rate and the front-end sales charge otherwise applicable to the total shares purchased. If such payment is not made within 20 days following the expiration of the 13-month period, the Transfer Agent will surrender an appropriate number of the escrowed shares for redemption in order to realize the difference. Those purchasers may include the value (at offering price at the level designated in their Letter of Intention) of all Classes of shares of the Portfolio and of the other mutual funds in Delaware Investments previously purchased and still held as of the date of their Letter of Intention toward the completion of such Letter, except as described below. Those purchasers cannot include shares that did not carry a front-end sales charge, CDSC or Limited CDSC, unless the purchaser acquired those shares through an exchange from a Delaware Investments fund that did carry a front-end sales charge, CDSC or Limited CDSC.

         Employers offering a Delaware Investments retirement plan may also complete a Letter of Intention to obtain a reduced front-end sales charge on investments of Class A Shares made by the plan. The aggregate investment level of the Letter of Intention will be determined and accepted by the Transfer Agent at the point of plan establishment. The level and any reduction in front-end sales charge will be based on actual plan participation and the projected investments in Delaware Investments funds that are offered with a front-end sales charge, CDSC or Limited CDSC for a 13-month period. The Transfer Agent reserves the right to adjust the signed Letter of Intention based on this acceptance criteria. The 13-month period will begin on the date this Letter of Intention is accepted by the Transfer Agent. If actual investments exceed the anticipated level and equal an amount that would qualify the plan for further discounts, any front-end sales charges will be automatically adjusted. In the event this Letter of Intention is not fulfilled within the 13-month period, the plan level will be adjusted (without completing another Letter of Intention) and the employer will be billed for the difference in front-end sales charges due, based on the plan's assets under management at that time. Employers may also include the value (at offering price at the level designated in their Letter of Intention) of all their shares intended for purchase that are offered with a front-end sales charge, CDSC or Limited CDSC of any class. Class B Shares and Class C Shares of the Portfolio and other Delaware Investments funds which offer corresponding classes of shares may also be aggregated for this purpose.

Combined Purchases Privilege
         When you determine the availability of the reduced front-end sales charges on Class A Shares, you can include, subject to the exceptions described below, the total amount of any Class of shares you own of the Portfolio and all other Delaware Investments mutual funds. In addition, if you are an investment advisory client of the Manager's affiliates, you may include assets held in a stable value account in the total amount. However, you cannot include mutual fund shares that do not carry a front-end sales charge, CDSC or Limited CDSC, unless you acquired those shares through an exchange from a Delaware Investments mutual fund that did carry a front-end sales charge, CDSC or Limited CDSC.

         The privilege also extends to all purchases made at one time by an individual; or an individual, his or her spouse and their children under 21; or a trustee or other fiduciary of trust estates or fiduciary accounts for the benefit of such family members (including certain employee benefit programs).

Right of Accumulation
         When you determine the availability of the reduced front-end sales charges on Class A Shares, you can include, subject to the exceptions described below, the total amount of any Class of shares you own of the Portfolio and all other Delaware Investments mutual funds. However, you cannot include mutual fund shares that do not carry a front-end sales charge, CDSC or Limited CDSC, unless you acquire those shares through an exchange from a Delaware Investments mutual fund that did carry a front-end sales charge, CDSC or Limited CDSC. If, for example, any such purchaser has previously purchased and still holds Class A Shares and/or shares of any other of the classes described in the previous sentence with a value of $10,000 and subsequently purchases $40,000 at offering price of additional shares of Class A Shares, the charge applicable to the $10,000 purchase would currently be 4.75%. For the purpose of this calculation, the shares presently held shall be valued at the public offering price that would have been in effect were the shares purchased simultaneously with the current purchase. Investors should refer to the table of sales charges for Class A Shares to determine the applicability of the Right of Accumulation to their particular circumstances.

12-Month Reinvestment Privilege
         Holders of Class A Shares and Class B Shares of the Portfolio (and of the Institutional Class holding shares which were acquired through an exchange from one of the other mutual funds in Delaware Investments family offered with a front-end sales charge) who redeem such shares have one year from the date of redemption to reinvest all or part of their redemption proceeds in the same Class of the Portfolio or in the same Class of any of the other funds in the Delaware Investments family. In the case of Class A Shares, the reinvestment will not be assessed a front-end sales charge and in the case of Class B Shares, the amount of the CDSC previously charged on the redemption will be reimbursed by the Distributor. The reinvestment will be subject to applicable eligibility and minimum purchase requirements and must be in states where shares of such other funds may be sold. This reinvestment privilege does not extend to Class A Shares where the redemption of the shares triggered the payment of a Limited CDSC. Persons investing redemption proceeds from direct investments in mutual funds in the Delaware Investments family, offered without a front-end sales charge will be required to pay the applicable sales charge when purchasing Class A Shares. The reinvestment privilege does not extend to a redemption of Class C Shares.

         Any such reinvestment cannot exceed the redemption proceeds (plus any amount necessary to purchase a full share). The reinvestment will be made at the net asset value next determined after receipt of the remittance. In the case of Class B Shares, the time that the previous investment was held will be included in determining any applicable CDSC due upon redemptions as well as the automatic conversion into Class A Shares.

         A redemption and reinvestment of Class B Shares could have income tax consequences. Shareholders will receive from the Distributor the amount of the CDSC paid at the time of redemption as part of the reinvested shares, which may be treated as a capital gain to the shareholder for tax purposes. It is recommended that a tax advisor be consulted with respect to such transactions.

         Any reinvestment directed to a fund in which the investor does not then have an account will be treated like all other initial purchases of the fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses.

         Investors should consult their financial advisors or the Transfer Agent, which also serves as the Portfolio's shareholder servicing agent, about the applicability of the Class A Limited CDSC in connection with the features described above.

Group Investment Plans
         Group Investment Plans which are not eligible to purchase shares of the Institutional Class may also benefit from the reduced front-end sales charges for investments in Class A Shares described in the Prospectus, based on total plan assets. If a company has more than one plan investing in the Delaware Investments family of funds, then the total amount invested in all plans would be used in determining the applicable front-end sales charge reduction upon each purchase, both initial and subsequent, upon notification to the Portfolio in which the investment is being made at the time of each such purchase. Employees participating in such Group Investment Plans may also combine the investments made in their plan account when determining the applicable front-end sales charge on purchases to non-retirement Delaware Investments investment accounts if they so notify the Portfolio in which they are investing in connection with each purchase. See "RETIREMENT PLANS" under "INVESTMENTS PLANS" for information about retirement plans.

         The Limited CDSC is generally applicable to any redemptions of net asset value purchases made on behalf of a group retirement plan on which a dealer's commission has been paid only if such redemption is made pursuant to a withdrawal of the entire plan from a fund in the Delaware Investments family. See "CONTINGENT DEFERRED SALES CHARGE FOR CERTAIN REDEMPTIONS OF CLASS A SHARES PURCHASED AT NET ASSET VALUE" under "REDEMPTION AND EXCHANGE." Notwithstanding the foregoing, the Limited CDSC for Class A Shares on which a dealer's commission has been paid will be waived in connection with redemptions by certain group defined contribution retirement plans that purchase shares through a retirement plan alliance program which requires that shares will be available at net asset value, provided that, Retirement Financial Services, Inc. either is the sponsor of the alliance program or has a product participation agreement with the sponsor of the alliance program that specifies that the Limited CDSC will be waived.

Class R Shares
         Class R Shares generally are available only to (i) qualified and non-qualified plan shareholders covering multiple employees (including 401(k), 401(a), 457, and non-custodial 403(b) plans, as well as other non-qualified deferred compensation plans) with assets (at the time shares are considered for purchase) of $10 million or less; and (ii) to IRA rollovers from plans maintained on Delaware's retirement recordkeeping system that are offering R Class Shares to participants.

Institutional Class
         The Institutional Class of The Real Estate Investment Trust Portfolio is available for purchase only by: (a) retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;
(b) tax-exempt employee benefit plans of the investment advisor or its affiliates and securities dealer firms with a selling agreement with the Distributor; (c) institutional advisory accounts of the investment advisor or its affiliates and those having client relationships with Delaware Investment Advisors, an affiliate of the investment advisor, or its other affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts; (d) a bank, trust company and similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee; (e) registered investment advisors investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the advisor for investment purposes, but only if the advisor is not affiliated or associated with a broker or dealer and derives compensation for its services exclusively from its clients for such advisory services; and (f) certain plans qualified under Section 529 of the Internal Revenue Code for which Delaware Service Company, Inc., the Distributor, or the Manager or one or more of their affiliates provide record keeping, administrative, investment management, marketing, distribution or similar services ("Eligible 529 Plans").

         Shares of the Institutional Class are available for purchase at net asset value, without the imposition of a front-end or contingent deferred sales charge and are not subject to Rule 12b-1 expenses.

INVESTMENT PLANS OF THE REAL ESTATE INVESTMENT TRUST PORTFOLIO

Reinvestment Plan/Open Account
         Unless otherwise designated by shareholders in writing, dividends from net investment income and distributions from realized securities profits or returns of capital, if any, will be automatically reinvested in additional shares of the respective A, B or C Class in which an investor has an account (based on the net asset value in effect on the reinvestment date) and will be credited to the shareholder's account on that date. All dividends and distributions on Institutional Class Shares are reinvested in the accounts of the holders of such shares (based on the net asset value in effect on the reinvestment date). A confirmation of each dividend payment from net investment income will be mailed to shareholders quarterly. A confirmation of any distributions from realized securities profits will be mailed to shareholders in the first quarter of the fiscal year.

         Under the Reinvestment Plan/Open Account, shareholders may purchase and add full and fractional shares to their plan accounts at any time either through their investment dealers or by sending a check or money order to the specific Class in which shares are being purchased. Such purchases, which must meet the minimum subsequent purchase requirements set forth in the Prospectuses and this Part B, are made for Class A Shares at the public offering price, and for Class B Shares, Class C Shares, Institutional Class Shares and Class R Shares at the net asset value, at the end of the day of receipt. A reinvestment plan may be terminated at any time. This plan does not assure a profit nor protect against depreciation in a declining market.

Reinvestment of Dividends in Other Delaware Investments Family of Funds
         Subject to applicable eligibility and minimum initial purchase requirements and the limitations set forth below, holders of Class A Shares, Class B Shares, Class C Shares and Class R Shares may automatically reinvest dividends and/or distributions in any of the mutual funds in Delaware Investments, including the Portfolio, in states where their shares may be sold. Such investments will be at net asset value at the close of business on the reinvestment date without any front-end sales charge or service fee. The shareholder must notify the Transfer Agent in writing and must have established an account in the fund into which the dividends and/or distributions are to be invested. Any reinvestment directed to the Portfolio in which the investor does not then have an account will be treated like all other initial purchases of the Portfolio's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses.

         Subject to the following limitations, dividends and/or distributions from other funds in Delaware Investments may be invested in shares of the Portfolio, provided an account has been established. Dividends from Class A Shares may not be directed to Class B Shares, Class B Shares or Class R Shares. Dividends from Class B Shares may only be directed to other Class B Shares and dividends from Class C Shares may only be directed to other Class C Shares and dividends from Class R Shares may only be directed to other Class R Shares.

         Capital gains and/or dividend distributions for participants in the following retirement plans are automatically reinvested into the same Delaware Investments fund in which their investments are held: SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans.

Investing by Exchange
         If you have an investment in another mutual fund in the Delaware Investments family, you may write and authorize an exchange of part or all of your investment into shares of the Portfolio. If you wish to open an account by exchange, call the Shareholder Service Center for more information. All exchanges are subject to the eligibility and minimum purchase requirements set forth in the Portfolio's Prospectus. See "REDEMPTION AND EXCHANGE" for more complete information concerning your exchange privileges.

         Holders of Class A Shares of the Portfolio may exchange all or part of their shares for certain of the shares of other funds in the Delaware Investments family, including other Class A Shares, but may not exchange their Class A Shares for Class B Shares, Class C Shares or Class R Shares of the Portfolio or of any other fund in the Delaware Investments family. Holders of Class B Shares of the Portfolio are permitted to exchange all or part of their Class B Shares only into Class B Shares of other Delaware Investments funds. Similarly, holders of Class C Shares of the Portfolio are permitted to exchange all or part of their Class C Shares only into Class C Shares of other Delaware Investments funds. Class B Shares of the Portfolio and Class C Shares of the Portfolio acquired by exchange will continue to carry the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the fund from which the exchange is made. The holding period of Class B Shares of the Portfolio acquired by exchange will be added to that of the shares that were exchanged for purposes of determining the time of the automatic conversion into Class A Shares of the Portfolio. Holders of Class R Shares of the Portfolio are permitted to exchange all or part of their Class R Shares only into Class R Shares of other Delaware Investments funds or, if Class R Shares are not available for a particular fund, into the Class A Shares of such fund.

         Permissible exchanges into Class A Shares of the Portfolio will be made without a front-end sales charge, except for exchanges of shares that were not previously subject to a front-end sales charge (unless such shares were acquired through the reinvestment of dividends). Permissible exchanges into Class B Shares or Class C Shares of the Portfolio will be made without the imposition of a CDSC by the fund from which the exchange is being made at the time of the exchange.

Investing proceeds from Eligible 529 Plans
         The proceeds of a withdrawal from an Eligible 529 Plan which are directly reinvested in a substantially similar class of the Delaware Investments Family of Funds will qualify for treatment as if such proceeds had been exchanged from another Fund within the Delaware Investments Family of Funds rather than transferred from the Eligible 529 Plan, as described under "INVESTMENT PLANS - Investing by Exchange." The treatment of your redemption proceeds from an Eligible 529 Plan described in this paragraph does not apply if you take possession of the proceeds of the withdrawal and subsequently reinvest them (i.e., the transfer is not made directly). Similar benefits may also be extended to direct transfers from a substantially similar class of the Delaware Investments Family of Funds into an Eligible 529 Plan.

Investing by Electronic Fund Transfer
         Direct Deposit Purchase Plan--Investors may arrange for the Portfolio to accept for investment in Class A Shares, Class B Shares, Class C Shares or Class R Shares, through an agent bank, preauthorized government or private recurring payments. This method of investment assures the timely credit to the shareholder's account of payments such as social security, veterans' pension or compensation benefits, federal salaries, Railroad Retirement benefits, private payroll checks, dividends, and disability or pension fund benefits. It also eliminates lost, stolen and delayed checks.

         Automatic Investing Plan--Shareholders of Class A Shares, Class B Shares and Class C Shares may make automatic investments by authorizing, in advance, monthly or quarterly payments directly from their checking account for deposit into their Portfolio account. This type of investment will be handled in either of the following ways. (1) If the shareholder's bank is a member of the National Automated Clearing House Association ("NACHA"), the amount of the investment will be electronically deducted from his or her account by Electronic Fund Transfer ("EFT"). The shareholder's checking account will reflect a debit each month at a specified date although no check is required to initiate the transaction. (2) If the shareholder's bank is not a member of NACHA, deductions will be made by preauthorized checks, known as Depository Transfer Checks. Should the shareholder's bank become a member of NACHA in the future, his or her investments would be handled electronically through EFT.

         This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans.

                                      * * *

         Initial investments under the Direct Deposit Purchase Plan and the Automatic Investing Plan must be for $250 or more and subsequent investments under such plans must be for $25 or more. An investor wishing to take advantage of either service must complete an authorization form. Either service can be discontinued by the shareholder at any time without penalty by giving written notice.

         Payments to the Portfolio from the federal government or its agencies on behalf of a shareholder may be credited to the shareholder's account after such payments should have been terminated by reason of death or otherwise. Any such payments are subject to reclamation by the federal government or its agencies. Similarly, under certain circumstances, investments from private sources may be subject to reclamation by the transmitting bank. In the event of a reclamation, the Portfolio may liquidate sufficient shares from a shareholder's account to reimburse the government or the private source. In the event there are insufficient shares in the shareholder's account, the shareholder is expected to reimburse the Portfolio.

Direct Deposit Purchases by Mail
         Shareholders may authorize a third party, such as a bank or employer, to make investments directly to their Portfolio accounts. Either Portfolio will accept these investments, such as bank-by-phone, annuity payments and payroll allotments, by mail directly from the third party. Investors should contact their employers or financial institutions who in turn should contact Pooled Trust for proper instructions.

MoneyLine(SM) On Demand
         You or your investment dealer may request purchases of Class A, B and C Shares by phone using MoneyLine(SM) On Demand. When you authorize the Portfolio to accept such requests from you or your investment dealer, funds will be withdrawn from (for share purchases) your predesignated bank account. Your request will be processed the same day if you call prior to 4 p.m., Eastern time. There is a $25 minimum and $50,000 maximum limit for MoneyLine(SM) On Demand transactions.

         It may take up to four business days for the transactions to be completed. You can initiate this service by completing an Account Services form. If your name and address are not identical to the name and address on your Portfolio account, you must have your signature guaranteed. The Portfolio does not charge a fee for this service; however, your bank may charge a fee.

Wealth Builder Option
         Shareholders can use the Wealth Builder Option to invest in the Class A Shares, Class B Shares and C Shares through regular liquidations of shares in their accounts in other mutual funds in the Delaware Investments family. Shareholders of the Class A, B and C Shares may elect to invest in one or more of the other mutual funds in Delaware Investments family through the Wealth Builder Option. If in connection with the election of the Wealth Builder Option, you wish to open a new account to receive the automatic investment, such new account must meet the minimum initial purchase requirements described in the prospectus of the fund that you select. All investments under this option are exchanges and are therefore subject to the same conditions and limitations as other exchanges noted above.

         Under this automatic exchange program, shareholders can authorize regular monthly investments (minimum of $100 per fund) to be liquidated from their account and invested automatically into other mutual funds in the Delaware Investments family, subject to the conditions and limitations set forth in the Class A, B and C Shares Prospectus. The investment will be made on the 20th day of each month (or, if the fund selected is not open that day, the next business day) at the public offering price or net asset value, as applicable, of the fund selected on the date of investment. No investment will be made for any month if the value of the shareholder's account is less than the amount specified for investment.

         Periodic investment through the Wealth Builder Option does not insure profits or protect against losses in a declining market. The price of the fund into which investments are made could fluctuate. Since this program involves continuous investment regardless of such fluctuating value, investors selecting this option should consider their financial ability to continue to participate in the program through periods of low fund share prices. This program involves automatic exchanges between two or more fund accounts and is treated as a purchase of shares of the fund into which investments are made through the program. See "REDEMPTION AND EXCHANGE" for a brief summary of the tax consequences of exchanges. Shareholders can terminate their participation in Wealth Builder at any time by giving written notice to the fund from which exchanges are made.

         This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans. This option also is not available to shareholders of the Institutional Class.



Asset Planner
         To invest in Delaware Investments funds using the Asset Planner asset allocation service, you should complete an Asset Planner Account Registration Form, which is available only from a financial advisor or investment dealer. Effective September 1, 1997, the Asset Planner Service is only available to financial advisors or investment dealers who have previously used this service. The Asset Planner service offers a choice of four predesigned asset allocation strategies (each with a different risk/reward profile) in predetermined percentages in Delaware Investments funds. With the help of a financial advisor, you may also design a customized asset allocation strategy.

         The sales charge on an investment through the Asset Planner service is determined by the individual sales charges of the underlying funds and their percentage allocation in the selected Strategy. Exchanges from existing Delaware Investments accounts into the Asset Planner service may be made at net asset value under the circumstances described under "INVESTING BY EXCHANGE." Also see "BUYING CLASS A SHARES AT NET ASSET VALUE." The minimum initial investment per Strategy is $2,000; subsequent investments must be at least $100. Individual fund minimums do not apply to investments made using the Asset Planner service. Class A, Class B, Class C and Class R Shares are available through the Asset Planner service. Generally, only shares within the same class may be used within the same Strategy. However, Class A Shares of the Portfolio and of other funds in the Delaware Investments family may be used in the same Strategy with consultant class shares that are offered by certain other Delaware Investments funds.

         An annual maintenance fee, currently $35 per Strategy, is due at the time of initial investment and by September 30 of each subsequent year. The fee, payable to the Transfer Agent to defray extra costs associated with administering the Asset Planner service, will be deducted automatically from one of the funds within your Asset Planner account if not paid by September 30. However, effective November 1, 1996, the annual maintenance fee is waived until further notice. Investors who utilize the Asset Planner for an IRA will continue to pay an annual IRA fee of $15 per Social Security number. Investors will receive a customized quarterly Strategy Report summarizing all Asset Planner investment performance and account activity during the prior period. Confirmation statements will be sent following all transactions other than those involving a reinvestment of distributions.

         Certain shareholder services are not available to investors using the Asset Planner service, due to its special design. These include Delaphone, Checkwriting, Wealth Builder Option and Letter of Intention. Systematic Withdrawal Plans are available after the account has been open for two years. See "INSTITUTIONAL CLASS," above, for additional information on any of the plans and Delaware's retirement services, or call the Shareholder Service Center.

Retirement Plans
         An investment in the Delaware REIT Fund may be suitable for tax-deferred retirement plans. Delaware Investments offers a full spectrum of retirement plans, including the 401(k) Defined Contribution Plan, Individual Retirement Account ("IRA") and Roth IRA and Coverdell Education Savings Account.

         Among the retirement plans that Delaware Investments offers, Class B Shares are available only by Individual Retirement Accounts, SIMPLE IRAs, Roth IRAs, Coverdell Education Savings Accounts, Simplified Employee Pension Plans, Salary Reduction Simplified Employee Pension Plans, and 403(b)(7) and 457 Deferred Compensation Plans. The CDSC may be waived on certain redemptions of Class B Shares and Class C Shares. See "WAIVER OF CONTINGENT DEFERRED SALES CHARGE - CLASS B SHARES AND CLASS C SHARES" under "REDEMPTION AND EXCHANGE" for a list of the instances in which the CDSC is waived.

         Purchases of Class B Shares are subject to a maximum purchase limitation of $100,000 for retirement plans. Purchases of Class C Shares must be in an amount that is less than $1,000,000 for such plans. The maximum purchase limitations apply only to the initial purchase of shares by the retirement plan.

         Minimum investment limitations generally applicable to other investors do not apply to retirement plans other than Individual Retirement Accounts, for which there is a minimum initial purchase of $250 and a minimum subsequent purchase of $25, regardless of which Class is selected. Retirement plans may be subject to plan establishment fees, annual maintenance fees and/or other administrative or trustee fees. Fees are based upon the number of participants in the plan as well as the services selected. Additional information about fees is included in retirement plan materials. Fees are quoted upon request. Annual maintenance fees may be shared by Delaware Management Trust Company, the Transfer Agent, other affiliates of the investment advisor and others that provide services to such Plans.

         Certain shareholder investment services available to non-retirement plan shareholders may not be available to retirement plan shareholders. Certain retirement plans may qualify to purchase shares of the Institutional Class shares. See "INSTITUTIONAL CLASS," above. For additional information on any of the plans and Delaware's retirement services, call the Shareholder Service Center telephone number.

         It is advisable for an investor considering any one of the retirement plans described below to consult with an attorney, accountant or a qualified retirement plan consultant. For further details, including applications for any of these plans, contact your investment dealer or the Distributor.

         Taxable distributions from the retirement plans described below may be subject to withholding.

         Please contact your investment dealer or the Distributor for the special application forms required for the Plans described below.

Prototype Profit Sharing or Money Purchase Pension Plans
         Prototype Plans are available for self-employed individuals, partnerships, corporations and other eligible forms of organizations. These plans can be maintained as Section 401(k), profit sharing or money purchase pension plans. Contributions may be invested only in Class A Shares, Class C Shares and Class R Shares.

Individual Retirement Account ("IRA")
         A document is available for an individual who wants to establish an IRA and make contributions which may be tax-deductible, even if the individual is already participating in an employer-sponsored retirement plan. Even if contributions are not deductible for tax purposes, as indicated below, earnings will be tax-deferred. In addition, an individual may make contributions on behalf of a spouse who has no compensation for the year; however, the deductibility of such contributions may be restricted based on certain income limits.

IRA Disclosures
         The Taxpayer Relief Act of 1997 provides new opportunities for investors. Individuals have five types of tax-favored IRA accounts that can be utilized depending on the individual's circumstances. A new Roth IRA and Coverdell Education Savings Account are available in addition to the existing deductible IRA and non-deductible IRA.

Deductible and Non-deductible IRAs
         An individual can contribute up to $3,000 to his or her IRA through 2004. Contributions may or may not be deductible depending upon the taxpayer's adjusted gross income ("AGI") and whether the taxpayer is an active participant in an employer sponsored retirement plan.

         In June of 2001, The Economic Growth and Tax Relief Reconciliation Act of 2001 was signed into law and makes significant changes to the annual contribution limits. The $3,000 limit will rise to $5,000 in 2008 with annual inflation adjustments thereafter. Individuals who have attained age 50 by the end of 2001 will be eligible to make additional "catch-up" contributions of $500 for 2002 through 2005, and $1,000 beginning in 2006.

         The annual contribution limits through 2008 are as follows:

               Calendar Year             Under Age 50           Age 50 and Above
               -------------             ------------           ----------------
                   2004                     $3,000                   $3,500
                   2005                     $4,000                   $4,500
                 2006-2007                  $4,000                   $5,000
                   2008                     $5,000                   $6,000

         Even if a taxpayer is an active participant in an employer sponsored retirement plan, the full $3,000 in 2004 and increased limits in subsequent years are still available if the taxpayer's AGI is not greater than $40,000 ($60,000 for taxpayers filing joint returns) for tax years beginning in 2003. A partial deduction is allowed for married couples with AGI greater than $60,000 and less than $70,000, and for single individuals with AGI greater than $40,000 and less than $50,000. These income phase-out limits are annually increased until they reach $80,000-$100,000 in 2007 for joint filers and $50,000-$60,000 in 2005 for single filers. No deductions are available for contributions to IRAs by taxpayers whose AGI exceeds the maximum income limit established for each year and who are active participants in an employer sponsored retirement plan.

         Taxpayers who are not allowed deductions on IRA contributions still can make non-deductible IRA contributions of as much as the annual contribution limit and defer taxes on interest or other earnings from the IRAs.

         Under the law, a married individual is not considered an active participant in an employer sponsored retirement plan merely because the individual's spouse is an active participant if the couple's combined AGI is not greater than $150,000. The maximum deductible IRA contribution for a married individual who is not an active participant, but whose spouse is, is phased out for combined AGI greater than $150,000 and less than $160,000.

Conduit (Rollover) IRAs
         Certain individuals who have received or are about to receive eligible rollover distributions from an employer-sponsored retirement plan or another IRA may rollover the distribution tax-free to a Conduit IRA. The rollover of the eligible distribution must be completed by the 60th day after receipt of the distribution.

         A distribution qualifies as an "eligible rollover distribution" if it is made from a qualified retirement plan, a 403(b) plan or another IRA and does not constitute one of the following:

         (1) Substantially equal periodic payments over the employee's life or life expectancy or the joint lives or life expectancies of the employee and his/her designated beneficiary;

         (2) Substantially equal installment payments for a period certain of 10 or more years;

         (3) A distribution, all of which represents a required minimum distribution after attaining age 70 1/2;

         (4) A distribution due to a Qualified Domestic Relations Order to an alternate payee who is not the spouse (or former spouse) of the employee; and

         (5) A distribution of after-tax contributions which is not includable in income.

Roth IRAs
         For taxable years beginning after December 31, 1997, non-deductible contributions of up to $3,000 through 2004 can be made to a Roth IRA, reduced by any contributions to a deductible or nondeductible IRA for the same year. The limits after 2004 are the same as for a regular IRA. As a result of the Internal Revenue Service Restructuring and Reform Act of 1998 (the "1998 Act"), the annual limit will not be reduced by any contributions to a deductible or nondeductible IRA for the same year before applying the AGI limitation. The maximum contribution that can be made to a Roth IRA is phased out for single filers with AGI greater than $95,000 and less than $110,000, and for couples filing jointly with AGI greater than $150,000 and less than $160,000. Qualified distributions from a Roth IRA are exempt from federal taxes. Qualified distributions are distributions (1) made after the five-taxable year period beginning with the first taxable year for which a contribution was made to a Roth IRA and (2) that are (a) made on or after the date on which the individual attains age 59 1/2, (b) made to a beneficiary on or after the death of the individual, (c) attributable to the individual being disabled, or (d) for a qualified special purpose (e.g., first time homebuyer expenses).

         Distributions that are not qualified distributions are tax-free if the taxpayer is withdrawing contributions, not accumulated earnings.

         Taxpayers with AGI of $100,000 or less are eligible to convert an existing IRA (deductible, nondeductible and conduit) to a Roth IRA. Earnings and previously deducted contributions from a deductible IRA are subject to a tax upon conversion; however, no 10% additional tax for early withdrawal would apply.

Coverdell Education Savings Accounts
         For taxable years beginning after December 31, 1997, a Coverdell Education Savings Account (formerly Education IRA) has been created exclusively for the purpose of paying qualified higher education expenses. Beginning in 2002, the annual contribution that can be made for each designated beneficiary is $2,000 and qualifying expenses will no longer be limited to those related to higher education.

         Elementary (including kindergarten) and secondary public, private or religious school tuition expenses will now qualify. The new law specifically permits as elementary and secondary school expenses academic tutoring; certain computer technology; and expenses for uniforms, transportation, and extended day programs.

           The annual contribution limit for a Coverdell Education Savings Account is in addition to the annual contribution limit applicable to IRAs and Roth IRAs. Eligible contributions must be in cash and made prior to the date the beneficiary reaches age 18. Similar to the Roth IRA, earnings would accumulate tax-free. There is no requirement that the contributor be related to the beneficiary, and there is no limit on the number of beneficiaries for whom one contributor can establish Coverdell Education Savings Accounts. In addition, multiple Coverdell Education Savings Accounts can be created for the same beneficiary, however, the contribution limit of all contributions for a single beneficiary cannot exceed the annual limit.

         Beginning in 2003, the modified AGI limit increased for couples filing jointly to $190,000 for a full contribution through $220,000 for a partial contribution. Individuals with modified AGI above the phase-out range are not allowed to make contributions to a Coverdell Education Savings Account established on behalf of any individual.

         Distributions from a Coverdell Education Savings Account are excludable from gross income to the extent that the distribution does not exceed qualified higher education expenses incurred by the beneficiary during the year the distribution is made regardless of whether the beneficiary is enrolled at an eligible educational institution on a full-time, half-time, or less than half-time basis.

         Any balance remaining in a Coverdell Education Savings Account at the time a beneficiary becomes 30 years old must be distributed, and the earnings portion of such a distribution will be includable in gross income of the beneficiary and subject to an additional 10% tax if the distribution is not for qualified higher education expenses. In general, tax-free transfers and rollovers of account balances from one Coverdell Education Savings Account benefiting one beneficiary to another Coverdell Education Savings Account benefiting a different beneficiary (as well as redesignations of the named beneficiary) are permitted, provided that the new beneficiary is a member of the family of the old beneficiary and that the transfer or rollover is made before the time the old beneficiary reaches age 30 and the new beneficiary reaches age 18.

Group IRAs or Group Roth IRAs
         A company or association may establish a Group IRA or Group Roth IRA for employees or members who want to purchase shares of the Portfolio.

         Investments generally must be held in the IRA until age 59 1/2 in order to avoid premature distribution penalties, but distributions generally must commence no later than April 1 of the calendar year following the year in which the participant reaches age 70 1/2. Individuals are entitled to revoke the account, for any reason and without penalty, by mailing written notice of revocation to Delaware Management Trust Company within seven days after the receipt of the IRA Disclosure Statement or within seven days after the establishment of the IRA, except, if the IRA is established more than seven days after receipt of the IRA Disclosure Statement, the account may not be revoked. Distributions from the account (except for the pro-rata portion of any nondeductible contributions) are fully taxable as ordinary income in the year received. Excess contributions removed after the tax filing deadline, plus extensions, for the year in which the excess contributions were made are subject to a 6% excise tax on the amount of excess. Premature distributions (distributions made before age 59 1/2, except for death, disability and certain other limited circumstances) will be subject to a 10% excise tax on the amount prematurely distributed, in addition to the income tax resulting from the distribution. For information concerning the applicability of a CDSC upon redemption of Class B Shares and Class C Shares, see "CONTINGENT DEFERRED SALES CHARGE - CLASS B SHARES AND CLASS C SHARES."

         Effective January 1, 1997, the 10% premature distribution penalty will not apply to distributions from an IRA that are used to pay medical expenses in excess of 7.5% of adjusted gross income or to pay health insurance premiums by an individual who has received unemployment compensation for 12 consecutive weeks. In addition, effective January 1, 1998, the law allows for premature distribution without a 10% penalty if (i) the amounts are used to pay qualified higher education expenses (including graduate level courses) of the taxpayer, the taxpayer's spouse or any child or grandchild of the taxpayer or the taxpayer's spouse, or (ii) used to pay acquisition costs of a principal residence for the purchase of a first-time home by the taxpayer, taxpayer's spouse or any child or grandchild of the taxpayer or the taxpayer's spouse. A qualified first-time homebuyer is someone who has had no ownership interest in a residence during the past two years. The aggregate amount of distribution for first-time home purchases cannot exceed a lifetime cap of $10,000.

Simplified Employee Pension Plan ("SEP/IRA")
         A SEP/IRA may be established by an employer who wishes to sponsor a tax-sheltered retirement program by making contributions on behalf of all eligible employees. Each of the Classes is available for investment by a SEP/IRA.

Salary Reduction Simplified Employee Pension Plan ("SAR/SEP")
         Although new SAR/SEP plans may not be established after December 31, 1996, existing plans may continue to be maintained by employers having 25 or fewer employees. An employer may elect to make additional contributions to such existing plans.

Prototype 401(k) Defined Contribution Plan
         Section 401(k) of the Code permits employers to establish qualified plans based on salary deferral contributions. Effective January 1, 1997, non-governmental tax-exempt organizations may establish 401(k) plans. Plan documents are available to enable employers to establish a plan. An employer may also elect to make profit sharing contributions and/or matching contributions with investments in only Class A Shares, Class C Shares and Class R Shares or certain other funds in the Delaware Investments family. Purchases under the Plan may be combined for purposes of computing the reduced front-end sales charge applicable to Class A Shares as set forth in the table the Prospectus.

Deferred Compensation Plan for Public Schools and Non-Profit Organizations ("403(b)(7)")
         Section 403(b)(7) of the Code permits public school systems and certain non-profit organizations to use mutual fund shares held in a custodial account to fund deferred compensation arrangements for their employees. A custodial account agreement is available for those employers who wish to purchase shares of any of the Classes in conjunction with such an arrangement. Purchases under the Plan may be combined for purposes of computing the reduced front-end sales charge applicable to Class A Shares as set forth in the table in the Prospectus.

Deferred Compensation Plan for State and Local Government Employees ("457")
         Section 457 of the Code permits state and local governments, their agencies and certain other entities to establish a deferred compensation plan for their employees who wish to participate. This enables employees to defer a portion of their salaries and any federal (and possibly state) taxes thereon. Such plans may invest in shares of the Portfolio. Although investors may use their own plan, there is available a Delaware Investments 457 Deferred Compensation Plan. Interested investors should contact the Distributor or their investment dealers to obtain further information. Purchases under the Plan may be combined for purposes of computing the reduced front-end sales charge applicable to Class A Shares as set forth in the table in the Prospectus.

SIMPLE IRA
         A SIMPLE IRA combines many of the features of an IRA and a 401(k) Plan but is easier to administer than a typical 401(k) Plan. It requires employers to make contributions on behalf of their employees and also has a salary deferral feature that permits employees to defer a portion of their salary into the plan on a pre-tax basis. A SIMPLE IRA is available only to plan sponsors with 100 or fewer employees.

SIMPLE 401(k)
         A SIMPLE 401(k) is like a regular 401(k) except that it is available only to plan sponsors 100 or fewer employees and, in exchange for mandatory plan sponsor contributions, discrimination testing is no longer required. Class B Shares are not available for purchase by such plans.


DETERMINING OFFERING PRICE AND NET ASSET VALUE

The Real Estate Investment Trust Portfolio Class of The Real Estate Investment Trust Portfolio and all other Portfolios

         Orders for purchases of shares of a Portfolio are effected at the net asset value of that Portfolio next calculated after receipt of the order by Pooled Trust as more fully described in the related Prospectus, plus in the case of The Emerging Markets Portfolio, The Global Equity Portfolio, The International Small-Cap Portfolio and The International Large-Cap Equity Portfolio, any applicable purchase reimbursement fee equal to 0.75%, 0.40%, 0.55% and 0.45%, respectively, of the dollar amount invested.

         Net asset value is computed at the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time, on days when the New York Stock Exchange is open and an order to purchase or sell shares of a Portfolio has been received or is on hand, having been received since the last previous computation of net asset value. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year except days when the following holidays are observed: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. When the New York Stock Exchange is closed, Pooled Trust will generally be closed, pricing calculations will not be made and purchase and redemption orders will not be processed.

         With respect to the International Equity Portfolio, each Class will bear, pro-rata, all of the common expenses of the Portfolio. The net asset values of all outstanding shares of each Class will be computed on a pro-rata basis for each outstanding share based on the proportionate participation in the Portfolio represented by the value of shares of that Class. All income earned and expenses incurred by the Portfolio will be borne on a pro-rata basis by each outstanding share of a Class, based on each Class' percentage in the Portfolio represented by the value of shares of such Classes, except that the Class P Shares alone will bear the 12b-1 Plan expenses payable under its Plan. Due to the specific distribution expenses and other costs that would be allocable to each Class, the dividends paid to each Class of The International Equity Portfolio may vary. However, the net asset value per share of each Class is expected to be equivalent.

The Real Estate Investment Trust Portfolio

         Orders for purchases of Class A Shares are effected at the offering price next calculated by The Real Estate Investment Trust Portfolio after receipt of the order by Pooled Trust, its agent or certain other authorized persons. See "DISTRIBUTION AND SERVICE" under "INVESTMENT MANAGEMENT AGREEMENTS AND SUB-ADVISORY AGREEMENTS." Orders for purchases of Class B Shares, Class C Shares, Class R Shares and the Institutional Class are effected at the net asset value per share next calculated after receipt of the order by the Portfolio, its agent or certain other authorized persons. Selling dealers are responsible for transmitting orders promptly. Orders for purchases of the Real Estate Investment Trust Portfolio Class Shares are effected at the net asset value per share next calculated after receipt of the order by Pooled Trust as more fully described in the related Prospectus.

         The offering price for Class A Shares consists of the net asset value per share plus any applicable front-end sales charges. Offering price and net asset value are computed as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when the Exchange is open. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year except days when the following holidays are observed: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. When the New York Stock Exchange is closed, Pooled Trust will generally be closed, pricing calculations will not be made and purchase and redemption orders will not be processed.

         Each Class will bear, pro-rata, all of the common expenses of The Real Estate Investment Trust Portfolio. The net asset values of all outstanding shares of each Class will be computed on a pro-rata basis for each outstanding share based on the proportionate participation in the Portfolio represented by the value of shares of that Class. All income earned and expenses incurred by the Portfolio will be borne on a pro-rata basis by each outstanding share of a Class, based on each Class' percentage in the Portfolio represented by the value of shares of such Classes, except that the Class A, Class B, Class C and Class R Shares alone will bear the 12b-1 Plan expenses payable under their respective Plans. Due to the specific distribution expenses and other costs that would be allocable to each Class, the dividends paid to each Class of The Real Estate Investment Trust Portfolio may vary. However, the net asset value per share of each Class is expected to be equivalent.

                                      * * *

         The net asset value per share of each Portfolio is determined by dividing the total market value of the Portfolio's investments and other assets, less any liabilities, by the total outstanding shares of the Portfolio. Securities listed on a U.S. securities exchange for which market quotations are available are valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities listed on a foreign exchange are generally valued at the last quoted sale price at the close of the exchange on which the security is primarily traded or at the last quoted sales price available before the time when net assets are valued. Unlisted domestic equity securities are valued at the last sale price as of the close of the New York Stock Exchange. Domestic equity securities traded over-the-counter and domestic equity securities which are not traded on the valuation date are valued at the mean of the bid and asked price or at a price determined to represent fair value.

         U.S. government securities are priced at the mean of the bid and asked price. Corporate bonds and other fixed-income securities are generally valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Net asset value includes interest on fixed-income securities, which is accrued daily. The prices provided by a pricing service are determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities and any developments related to the specific securities. Securities not priced in this manner are valued at the most recent quoted mean price or, when stock exchange valuations are used, at the latest quoted sale price on the day of valuation. If there is no such reported sale, the latest quoted mean price will be used. Securities with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. In the event that amortized cost does not approximate market value, market prices as determined above will be used.

         Exchange-traded options are valued at the last reported sales price or, if no sales are reported, at the mean between the last reported bid and asked prices. Non-exchange traded options are also valued at the mean between the last reported bid and asked prices. Futures contracts are valued at their daily quoted settlement price. The value of other assets and securities for which no quotations are readily available (including restricted securities) are determined in good faith at fair value using methods determined by the Board of Trustees, as applicable.

         The securities in which The Global Equity, The International Equity, The Labor Select International Equity, The Emerging Markets, The International Small-Cap, The International Large-Cap Equity, The Global Fixed Income and The International Fixed Income Portfolios (as well as The Large-Cap Growth Equity, The Small-Cap Value Equity, The Small-Cap Growth Equity, The Small-Cap Growth II Equity, The Real Estate Investment Trust, The All-Cap Growth Equity, The Intermediate Fixed Income, The Core Plus Fixed Income and The High-Yield Bond Portfolios, each of which possesses a limited ability to invest in foreign securities) may invest from time to time may be listed primarily on foreign exchanges which trade on days when the New York Stock Exchange is closed (such as holidays or Saturday). As a result, the net asset value of those Portfolios may be significantly affected by such trading on days when shareholders have no access to the Portfolios.

         For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean between the bid and ask prices of such currencies against the U.S. dollar as provided by an independent pricing service or any major bank, including the Custodian Banks. Forward foreign currency contracts are valued at the mean price of the contract. Interpolated values will be derived when the settlement date of the contract is on an interim period for which quotations are not available. Foreign securities and the prices of foreign securities denominated in foreign currencies are translated into U.S. dollars at the mean between the bid and offer quotations of such currencies based on rates in effect as of the close of the London Stock Exchange.

         An example showing how to calculate the net asset value per share and, in the case of Class A Shares of The Real Estate Investment Trust Portfolio, the offering price per share, is included in the financial statements for the Portfolios, which are incorporated by reference into this Part B.

REDEMPTION AND EXCHANGE

The Real Estate Investment Trust Portfolio Class of The Real Estate Investment Trust Portfolio and all other Portfolios
         Each Portfolio may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange is closed, or trading on the New York Stock Exchange is restricted as determined by the Commission, (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the Commission may permit.

         No charge is made by any Portfolio for redemptions, except that shareholders that redeem shares of The Emerging Markets Portfolio, The Global Equity Portfolio, The International Small-Cap Portfolio and The International Large-Cap Equity Portfolio are generally assessed by the relevant Portfolio a redemption reimbursement fee of 0.75%, 0.30%, 0.45% and 0.35%, respectively. Payment for shares redeemed or repurchased may be made either in cash or in-kind, or partly in cash and partly in-kind. If a redemption of shares is made in-kind, the redemption reimbursement fee that is otherwise applicable will not be assessed. Any portfolio securities paid or distributed in-kind would be valued as described in "DETERMINING OFFERING PRICE AND NET ASSET VALUE." Subsequent sales by an investor receiving a distribution in-kind could result in the payment of brokerage commissions or other transaction costs. Payment for shares redeemed ordinarily will be made within three business days, but in no case later than seven days, after receipt of a redemption request in good order. See "REDEMPTION OF SHARES" in the related Prospectus for special redemption procedures and requirements that may be applicable to shareholders in The Emerging Markets Portfolio, The International Equity Portfolio, The International Large-Cap Equity Portfolio, The Labor Select International Equity Portfolio, The International Small-Cap Portfolio, The Global Fixed Income Portfolio, The International Fixed Income Portfolio and The Global Equity Portfolio. Under certain circumstances, eligible investors who have an existing investment counseling relationship with Delaware Investment Advisers or Delaware International will not be subject to Pooled Trust's in-kind redemption requirements until such time as Pooled Trust receives appropriate regulatory approvals to permit such redemptions for the account of such investors.

         Pooled Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which Pooled Trust is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of each Portfolio during any 90-day period for any one shareholder.

         The value of a Portfolio's investments is subject to changing market prices. Redemption proceeds may be more or less than the shareholder's cost depending upon the market value of the Portfolio's securities. Thus, a shareholder redeeming shares of a Portfolio may, if such shareholder is subject to federal income tax, sustain either a gain or loss, depending upon the price paid and the price received for such shares.

         Each Fund also reserves the right to refuse the purchase side of an exchange request by any person, or group if, in the Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected. A shareholder's purchase exchanges may be restricted or refused if a Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to a Fund and therefore may be refused.


         The Fund discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Fund will consider anyone who follows a pattern of market timing in any fund in the Delaware Investments Family of Funds to be a market timer.

         Market timing of a fund occurs when investors make consecutive rapid short-term "roundtrips", or in other words, purchases into a fund followed quickly by redemptions out of that fund. A short-term roundtrip is any redemption of fund shares within 20 business days of a purchase of that fund's shares. If you make a second such short-term roundtrip in a fund within the same calendar quarter of a previous short-term roundtrip in that fund, you may be considered a market timer. The purchase and sale of fund shares through the use of the exchange privilege are also included in determining whether market timing has occurred. The Fund also reserves the right to consider other trading patterns as market timing.

         Your ability to use the Fund's exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order.

Small Accounts
         Due to the relatively higher cost of maintaining small accounts, Pooled Trust reserves the right to redeem Portfolio shares in any of its accounts at the then-current net asset value if as a result of redemption or transfer a shareholder's investment in a Portfolio has a value of less than $500,000. However, before Pooled Trust redeems such shares and sends the proceeds to the shareholder, the shareholder will be notified in writing that the value of the shares in the account is less than $500,000 and will be allowed 90 days from that date of notice to make an additional investment to meet the required minimum. Any redemption in an inactive account established with a minimum investment may trigger mandatory redemption.

                                      * * *

         Pooled Trust has available certain redemption privileges, as described below and in the related Prospectus. They are unavailable to shareholders of The Emerging Markets Portfolio, The International Equity Portfolio, The International Large-Cap Equity Portfolio, The Labor Select International Equity Portfolio, The International Small-Cap Portfolio, The Global Fixed Income Portfolio, The International Fixed Income Portfolio and The Global Equity Portfolio whose redemptions trigger the special in-kind redemption procedures. See the related Prospectus. The Portfolios reserve the right to suspend or terminate these expedited payment procedures at any time in the future.

Expedited Telephone Redemptions
         Shareholders of Class P Shares of The International Equity Portfolio wishing to redeem shares may call Pooled Trust at 800 510-4015. Holders of all other Portfolios and their shares, including The International Equity Portfolio Class Shares, wishing to redeem shares for which certificates have not been issued may call Pooled Trust at 800 231-8002 prior to 4 p.m., Eastern time, and have the proceeds mailed to them at the record address. Checks payable to the shareholder(s) of record will normally be mailed three business days, but no later than seven days, after receipt of the redemption request.

         In addition, redemption proceeds can be transferred to your predesignated bank account by wire or by check by calling Pooled Trust, as described above. The Telephone Redemption Option on the Account Registration Form must have been elected by the shareholder and filed with Pooled Trust before the request is received. Payment will be made by wire or check to the bank account designated on the authorization form as follows:

         1. Payment By Wire: Request that Federal Funds be wired to the bank account designated on the Account Registration Form. Redemption proceeds will normally be wired on the next business day following receipt of the redemption request. There is no charge for this service. If the proceeds are wired to the shareholder's account at a bank which is not a member of the Federal Reserve System, there could be a delay in the crediting of the Portfolio to the shareholder's bank account.

         2. Payment by Check: Request a check be mailed to the bank account designated on the Account Registration Form. Redemption proceeds will normally be mailed three business days, but no later than seven days, from the date of the telephone request. This procedure will take longer than the Payment by Wire option (1 above) because of the extra time necessary for the mailing and clearing of the check after the bank receives it. If expedited payment under these procedures could adversely affect a Portfolio, Pooled Trust may take up to seven days to pay the shareholder.

         To reduce the risk of attempted fraudulent use of the telephone redemption procedure, payment will normally be made only to the bank account designated on the Account Registration Form. If a shareholder wishes to change the bank account designated for such redemption, a written request in accordance with the instructions set forth in the Prospectus will be required.

Exchange Privilege
         Shares of each Portfolio, other than Class P Shares of The International Equity Portfolio, may be exchanged for shares of any other Portfolio or for the institutional classes of the other funds in the Delaware Investments family. Class P Shares of The International Equity Portfolio may only be exchanged for the institutional classes of other funds in the Delaware Investments family Exchange requests should be sent to Delaware Pooled Trust, 2005 Market Street, Philadelphia, PA 19103-7094 Attn: Client Services (Attn:
Special Services for Class P Shares of The International Equity Portfolio).

         Any such exchange will be calculated on the basis of the respective net asset values of the shares involved and will be subject to the minimum investment requirements noted above. There is no sales commission or charge of any kind, except for the special purchase and redemption reimbursement fees for exchanges involving shares of The Emerging Markets Portfolio, The Global Equity Portfolio, The International Small-Cap Portfolio and The International Large-Cap Equity Portfolio. See "EXCHANGE PRIVILEGE" under "SHAREHOLDER SERVICES" in the related Prospectus. The shares of a Portfolio into which an exchange is made, if necessary, must be authorized for sale in the state in which the investor is domiciled. Before making an exchange, a shareholder should consider the investment objectives of the Portfolio to be purchased.

         Exchange requests may be made either by mail, facsimile message or by telephone. Telephone exchanges will be accepted only if the certificates for the shares to be exchanged are held by Pooled Trust for the account of the shareholder and the registration of the two accounts will be identical. Requests for exchanges received prior to 4 p.m., Eastern time, for the Portfolios will be processed as of the close of business on the same day. Requests received after this time will be processed on the next business day. Exchanges may also be subject to limitations as to amounts or frequency, and to other restrictions established by the Board of Trustees, as applicable, to assure that such exchanges do not disadvantage a Portfolio and its shareholders. Exchanges into and out of The Emerging Markets Portfolio, The International Equity Portfolio, The International Large-Cap Equity Portfolio, The Labor Select International Equity Portfolio, The Global Fixed Income Portfolio, The International Fixed Income Portfolio, The International Small-Cap Portfolio and The Global Equity Portfolio shall be subject to the special purchase and redemption procedures identified in sections of the related Prospectus entitled Purchase of Shares and Redemption of Shares.

         For federal income tax purposes, an exchange between Portfolios is a taxable event for shareholders subject to federal income tax, and, accordingly, a gain or loss may be realized. Pooled Trust reserves the right to suspend or terminate or amend the terms of the exchange privilege upon 60 days' written notice to client shareholders.

                                      * * *

         Neither Pooled Trust, the Portfolios nor any of the Portfolios' affiliates is responsible for any losses incurred in acting upon investor or telephone instructions for purchase, redemption or exchange of Portfolio shares which are reasonably believed to be genuine. With respect to such transactions, Pooled Trust will attempt to ensure that reasonable procedures are used to confirm that instructions communicated are genuine (including verification of a form of personal identification) as if it does not, Pooled Trust or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions.

Class A Shares, Class B Shares and Class C Shares and Institutional Class Shares of The Real Estate Investment Trust Portfolio
         You can redeem or exchange your shares in a number of different ways. The exchange service is useful if your investment requirements change and you want an easy way to invest in other equity funds, tax-advantaged funds, bond funds or money market funds. This service is also useful if you are anticipating a major expenditure and want to move a portion of your investment into a fund that has the checkwriting feature. Exchanges are subject to the requirements of the Portfolio and all exchanges of shares constitute taxable events. Further, in order for an exchange to be processed, shares of the fund being acquired must be registered in the state where the acquiring shareholder resides. You may want to consult your financial advisor or investment dealer to discuss which funds in Delaware Investments will best meet your changing objectives, and the consequences of any exchange transaction. You may also call the Delaware Investments directly for fund information.

         Your shares will be redeemed or exchanged at a price based on the net asset value next determined after the Portfolio receives your request in good order, subject, in the case of a redemption, to any applicable CDSC or Limited CDSC. For example, redemption or exchange requests received in good order after the time the offering price and net asset value of shares are determined will be processed on the next business day. A shareholder submitting a redemption request may indicate that he or she wishes to receive redemption proceeds of a specific dollar amount. In the case of such a request, and in the case of certain redemptions from retirement plan accounts, the Portfolio will redeem the number of shares necessary to deduct the applicable CDSC in the case of Class B Shares and Class C Shares, and, if applicable, the Limited CDSC in the case of Class A Shares and tender to the shareholder the requested amount, assuming the shareholder holds enough shares in his or her account for the redemption to be processed in this manner. Otherwise, the amount tendered to the shareholder upon redemption will be reduced by the amount of the applicable CDSC or Limited CDSC. Redemption proceeds will be distributed promptly, as described below, but not later than seven days after receipt of a redemption request.

         Except as noted below, for a redemption request to be in "good order," you must provide your account number, account registration, and the total number of shares or dollar amount of the transaction. For exchange requests, you must also provide the name of the fund in which you want to invest the proceeds. Exchange instructions and redemption requests must be signed by the record owner(s) exactly as the shares are registered. You may request a redemption or an exchange by calling the Shareholder Service Center at 800 523-1918. The Portfolio may suspend, terminate, or amend the terms of the exchange privilege upon 60 days' written notice to shareholders.

         In addition to redemption of Portfolio shares, the Distributor, acting as agent of the Portfolio, offers to repurchase Portfolio shares from broker/dealers acting on behalf of shareholders. The redemption or repurchase price, which may be more or less than the shareholder's cost, is the net asset value per share next determined after receipt of the request in good order by the Portfolio, its agent, or certain authorized persons, subject to applicable CDSC or Limited CDSC. This is computed and effective at the time the offering price and net asset value are determined. See "DETERMINING OFFERING PRICE AND NET ASSET VALUE." The Portfolio and the Distributor end their business days at 5 p.m., Eastern time. This offer is discretionary and may be completely withdrawn without further notice by the Distributor.

         Orders for the repurchase of Portfolio shares which are submitted to the Distributor prior to the close of its business day will be executed at the net asset value per share computed that day (subject to the applicable CDSC or Limited CDSC), if the repurchase order was received by the broker/dealer from the shareholder prior to the time the offering price and net asset value are determined on such day. The selling dealer has the responsibility of transmitting orders to the Distributor promptly. Such repurchase is then settled as an ordinary transaction with the broker/dealer (who may make a charge to the shareholder for this service) delivering the shares repurchased.

         Payment for shares redeemed will ordinarily be mailed the next business day, but in no case later than seven days, after receipt of a redemption request in good order by the Portfolio or certain other authorized persons (see "DISTRIBUTION AND SERVICE" under "INVESTMENT MANAGEMENT AGREEMENTS AND SUB-ADVISORY AGREEMENTS"); provided, however, that each commitment to mail or wire redemption proceeds by a certain time, as described below, is modified by the qualifications described in the next paragraph.

         The Portfolio will process written and telephone redemption requests to the extent that the purchase orders for the shares being redeemed have already settled. The Portfolio will honor redemption requests as to shares for which a check was tendered as payment, but the Portfolio will not mail or wire the proceeds until it is reasonably satisfied that the purchase check has cleared, which may take up to 15 days from the purchase date. You can avoid this potential delay if you purchase shares by wiring Federal Funds. The Portfolio reserves the right to reject a written or telephone redemption request or delay payment of redemption proceeds if there has been a recent change to the shareholder's address of record.

         If a shareholder has been credited with a purchase by a check which is subsequently returned unpaid for insufficient funds or for any other reason, the Portfolio will automatically redeem from the shareholder's account the shares purchased by the check plus any dividends earned thereon. Shareholders may be responsible for any losses to the Portfolio or to the Distributor.

         In case of a suspension of the determination of the net asset value because the New York Stock Exchange is closed for other than weekends or holidays, or trading thereon is restricted or an emergency exists as a result of which disposal by the Portfolio of securities owned by it is not reasonably practical, or it is not reasonably practical for the Portfolio fairly to value its assets, or in the event that the SEC has provided for such suspension for the protection of shareholders, the Portfolio may postpone payment or suspend the right of redemption or repurchase. In such case, the shareholder may withdraw the request for redemption or leave it standing as a request for redemption at the net asset value next determined after the suspension has been terminated.

         Payment for shares redeemed or repurchased may be made either in cash or kind, or partly in cash and partly in kind. Any portfolio securities paid or distributed in kind would be valued as described in Determining Offering Price and Net Asset Value. Subsequent sale by an investor receiving a distribution in kind could result in the payment of brokerage commissions. However, Pooled Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Portfolio is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Portfolio during any 90-day period for any one shareholder.

         The value of the Portfolio's investments is subject to changing market prices. Thus, a shareholder reselling shares to the Portfolio may sustain either a gain or loss, depending upon the price paid and the price received for such shares.

         Certain redemptions of Class A Shares purchased at net asset value may result in the imposition of a Limited CDSC. See "CONTINGENT DEFERRED SALES CHARGE FOR CERTAIN REDEMPTIONS OF CLASS A SHARES PURCHASED AT NET ASSET VALUE," below. Class B Shares are subject to a CDSC of: (i) 4.00% if shares are redeemed within one year of purchase; (ii) 3.25% if shares are redeemed during the second year of purchase; (iii) 2.75% if shares are redeemed during the third year following purchase; (iv) 2.25% if shares are redeemed during the fourth or fifth years following purchase; and (v) 1.50% if shares are redeemed during the sixth year following purchase and (vi) 0% thereafter. Class C Shares are subject to a CDSC of 1% if shares are redeemed within 12 months following purchase. See "CONTINGENT DEFERRED SALES CHARGE - CLASS B SHARES AND CLASS C SHARES" under "PURCHASING SHARES." Except for the applicable CDSC or Limited CDSC and, with respect to the expedited payment by wire described below for which, in the case of the Class A, B and C Shares, there may be a bank wiring cost, neither the Portfolio nor the Distributor charges a fee for redemptions or repurchases, but such fees could be charged at any time in the future.

         Holders of Class B Shares or Class C Shares that exchange their shares ("Original Shares") for shares of other funds in the Delaware Investments (in each case, "New Shares") in a permitted exchange, will not be subject to a CDSC that might otherwise be due upon redemption of the Original Shares. However, such shareholders will continue to be subject to the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the Original Shares as described in this Part B and any CDSC assessed upon redemption will be charged by the fund from which the Original Shares were exchanged. In an exchange of Class B Shares from the Portfolio, the Portfolio's CDSC schedule may be higher than the CDSC schedule relating to the New Shares acquired as a result of the exchange. For purposes of computing the CDSC that may be payable upon a disposition of the New Shares, the period of time that an investor held the Original Shares is added to the period of time that an investor held the New Shares. With respect to Class B Shares, the automatic conversion schedule of the Original Shares may be longer than that of the New Shares. Consequently, an investment in New Shares by exchange may subject an investor to the higher 12b-1 fees applicable to Class B Shares of the Portfolio for a longer period of time than if the investment in New Shares were made directly.

Written Redemption
         You can write to the Portfolio at 2005 Market Street, Philadelphia, PA 19103-7094 to redeem some or all of your shares. The request must be signed by all owners of the account or your investment dealer of record. For redemptions of more than $100,000, or when the proceeds are not sent to the shareholder(s) at the address of record, the Portfolio require a signature by all owners of the account and a signature guarantee for each owner. A signature guarantee can be obtained from a commercial bank, a trust company or a member of a Securities Transfer Association Medallion Program ("STAMP"). The Portfolio reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. The Portfolio may require further documentation from corporations, executors, retirement plans, administrators, trustees or guardians.

         Payment is normally mailed the next business day after receipt of your redemption request. If your Class A Shares or Institutional Class shares are in certificate form, the certificate(s) must accompany your request and also be in good order. Certificates are issued for Class A Shares and Institutional Class shares only if a shareholder submits a specific request. Certificates are not issued for Class B Shares, Class C Shares or Class R Shares.


Written Exchange
         You may also write to the Portfolio (at 2005 Market Street, Philadelphia, PA 19103-7094) to request an exchange of any or all of your shares into another mutual fund in Delaware Investments, subject to the same conditions and limitations as other exchanges noted above.

Telephone Redemption and Exchange
         To get the added convenience of the telephone redemption and exchange methods, you must have the Transfer Agent hold your shares (without charge) for you. If you choose to have your Class A Shares in certificate form, you may redeem or exchange only by written request and you must return your certificates.

         The Telephone Redemption - Check to Your Address of Record service and the Telephone Exchange service, both of which are described below, are automatically provided unless you notify the Portfolio in which you have your account in writing that you do not wish to have such services available with respect to your account. The Portfolio reserves the right to modify, terminate or suspend these procedures upon 60 days' written notice to shareholders. It may be difficult to reach the Portfolio by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests.

         Neither the Portfolio nor its Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Portfolio shares which are reasonably believed to be genuine. With respect to such telephone transactions, the Portfolio will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, such Portfolio or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions. Telephone instructions received by the Class A, B and C Shares are generally tape recorded, and a written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone. By exchanging shares by telephone, you are acknowledging prior receipt of a prospectus for the fund into which your shares are being exchanged.

Telephone Redemption--Check to Your Address of Record
         The Telephone Redemption feature is a quick and easy method to redeem shares. You or your investment dealer of record can have redemption proceeds of $100,000 or less mailed to you at your address of record. Checks will be payable to the shareholder(s) of record. Payment is normally mailed the next business day after receipt of the redemption request. This service is only available to individual, joint and individual fiduciary-type accounts.

Telephone Redemption--Proceeds to Your Bank
         Redemption proceeds of $1,000 or more can be transferred to your predesignated bank account by wire or by check. You should authorize this service when you open your account. If you change your predesignated bank account, you must complete an Authorization Form and have your signature guaranteed. For your protection, your authorization must be on file. If you request a wire, your funds will normally be sent the next business day. If the proceeds are wired to the shareholder's account at a bank which is not a member of the Federal Reserve System, there could be a delay in the crediting of the funds to the shareholder's bank account. A bank wire fee may be deducted from Class A, B and C Shares redemption proceeds. If you ask for a check, it will normally be mailed the next business day after receipt of your redemption request to your predesignated bank account. There are no separate fees for this redemption method, but the mail time may delay getting funds into your bank account. Simply call the Shareholder Service Center prior to the time the offering price and net asset value are determined, as noted above.

Telephone Exchange
         The Telephone Exchange feature is a convenient and efficient way to adjust your investment holdings as your liquidity requirements and investment objectives change. You or your investment dealer of record can exchange your shares into other funds in Delaware Investments under the same registration, subject to the same conditions and limitations as other exchanges noted above. As with the written exchange service, telephone exchanges are subject to the requirements of the Portfolio, as described above. Telephone exchanges may be subject to limitations as to amounts or frequency.

         The telephone exchange privilege is intended as a convenience to shareholders and is not intended to be a vehicle to speculate on short-term swings in the securities market through frequent transactions in and out of the funds in the Delaware Investments family. Telephone exchanges may be subject to limitations as to amounts or frequency. The Transfer Agent and the Portfolio reserve the right to record exchange instructions received by telephone and to reject exchange requests at any time in the future.

MoneyLine(SM) On Demand
         You or your investment dealer may request redemptions of Class A, B and C Shares by phone using MoneyLine(SM) On Demand. When you authorize the Portfolio to accept such requests from you or your investment dealer, funds will be deposited to (for share redemptions) your predesignated bank account. Your request will be processed the same day if you call prior to 4 p.m., Eastern time. There is a $25 minimum and $50,000 maximum limit for MoneyLine(SM) On Demand transactions. See "MONEYLINE (SM) ON DEMAND" under "INVESTMENT PLANS."

Systematic Withdrawal Plans
         Shareholders of Class A Shares, Class B Shares, Class C Shares and Class R Shares who own or purchase $5,000 or more of shares at the offering price, or net asset value, as applicable, for which certificates have not been issued may establish a Systematic Withdrawal Plan for monthly withdrawals of $25 or more, or quarterly withdrawals of $75 or more, although the Portfolios do not recommend any specific amount of withdrawal. This is particularly useful to shareholders living on fixed incomes, since it can provide them with a stable supplemental amount. This $5,000 minimum does not apply for the Portfolio's prototype retirement plans. Shares purchased with the initial investment and through reinvestment of cash dividends and realized securities profits distributions will be credited to the shareholder's account and sufficient full and fractional shares will be redeemed at the net asset value calculated on the third business day preceding the mailing date.

         Checks are dated either the 1st or the 15th of the month, as selected by the shareholder (unless such date falls on a holiday or a weekend), and are normally mailed within two business days. Both ordinary income dividends and realized securities profits distributions will be automatically reinvested in additional shares of the Class at net asset value. This plan is not recommended for all investors and should be started only after careful consideration of its operation and effect upon the investor's savings and investment program. To the extent that withdrawal payments from the plan exceed any dividends and/or realized securities profits distributions paid on shares held under the plan, the withdrawal payments will represent a return of capital, and the share balance may in time be depleted, particularly in a declining market. Shareholders should not purchase additional shares while participating in a Systematic Withdrawal Plan.

         The sale of shares for withdrawal payments constitutes a taxable event and a shareholder may incur a capital gain or loss for federal income tax purposes. This gain or loss may be long-term or short-term depending on the holding period for the specific shares liquidated. Premature withdrawals from retirement plans may have adverse tax consequences.

         Withdrawals under this plan made concurrently with the purchases of additional shares may be disadvantageous to the shareholder. Purchases of Class A Shares through a periodic investment program in a fund managed by the investment advisor must be terminated before a Systematic Withdrawal Plan with respect to such shares can take effect, except if the shareholder is a participant in one of our retirement plans or is investing in Delaware Investments funds which do not carry a sales charge. Redemptions of Class A Shares pursuant to a Systematic Withdrawal Plan may be subject to a Limited CDSC if the purchase was made at net asset value and a dealer's commission has been paid on that purchase. The applicable Limited CDSC for Class A Shares and CDSC for Class B Shares and Class C Shares redeemed via a Systematic Withdrawal Plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the Plan is established. If the annual amount withdrawn in any year exceeds 12% of the account balance on the date that the Systematic Withdrawal Plan is established, all redemptions under the Plan will be subject to the applicable CDSC including an assessment for previously redeemed amounts under the Plan. Whether a waiver of the CDSC is available or not, the first shares to be redeemed for each Systematic Withdrawal Plan payment will be those not subject to a CDSC because they have either satisfied the required holding period or were acquired through the reinvestment of distributions. The 12% annual limit will be reset on the date that any Systematic Withdrawal Plan is modified (for example, a change in the amount selected to be withdrawn or the frequency or date of withdrawals), based on the balance in the account on that date. See "WAIVER OF CONTINGENT DEFERRED SALES CHARGE - CLASS B SHARES AND CLASS C SHARES," below.

         An investor wishing to start a Systematic Withdrawal Plan must complete an authorization form. If the recipient of Systematic Withdrawal Plan payments is other than the registered shareholder, the shareholder's signature on this authorization must be guaranteed. Each signature guarantee must be supplied by an eligible guarantor institution. The Portfolio reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. This plan may be terminated by the shareholder or the Transfer Agent at any time by giving written notice.

         Systematic Withdrawal Plan payments are normally made by check. In the alternative, you may elect to have your payments transferred from your Portfolio account to your predesignated bank account through the MoneyLine (SM) Direct Deposit Service. Your funds will normally be credited to your bank account up to four business days after the payment date. There are no separate fees for this redemption method. It may take up to four business days for the transactions to be completed. You can initiate this service by completing an Account Services form. If your name and address are not identical to the name and address on your Portfolio account, you must have your signature guaranteed. The Portfolio does not charge a fee for any this service; however, your bank may charge a fee. This service is not available for retirement plans.

         The Systematic Withdrawal Plan is not available for the Institutional Class. Shareholders should consult with their financial advisors to determine whether a Systematic Withdrawal Plan would be suitable for them.

Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares
         Purchased at Net Asset Value For purchases of $1,000,000 or more made on or after July 1, 1998, a Limited CDSC will be imposed on certain redemptions of Class A Shares (or shares into which such Class A Shares are exchanged) according to the following schedule: (1) 1.00% if shares are redeemed during the first year after the purchase; and (2) 0.50% if such shares are redeemed during the second year after the purchase, if such purchases were made at net asset value and triggered the payment by the Distributor of the dealer's commission described above.

         The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of : (1) the net asset value at the time of purchase of the Class A Shares being redeemed or (2) the net asset value of such Class A Shares at the time of redemption. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of the Class A Shares even if those shares are later exchanged for shares of another Delaware Investments fund and, in the event of an exchange of Class A Shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares acquired in the exchange.

         Redemptions of such Class A Shares held for more than two years will not be subjected to the Limited CDSC and an exchange of such Class A Shares into another Delaware Investments fund will not trigger the imposition of the Limited CDSC at the time of such exchange. The period a shareholder owns shares into which Class A Shares are exchanged will count towards satisfying the two-year holding period. The Limited CDSC is assessed if such two year period is not satisfied irrespective of whether the redemption triggering its payment is of Class A Shares of the Portfolio or Class A Shares acquired in the exchange.

         In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. The Limited CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation.

Waiver of Limited Contingent Deferred Sales Charge - Class A Shares
         The Limited CDSC for Class A Shares on which a dealer's commission has been paid will be waived in the following instances: (i) redemptions that result from the Portfolio's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) distributions to participants from a retirement plan qualified under section 401(a) or 401(k) of the Internal Revenue Code of 1986, as amended (the "Code"), or due to death of a participant in such a plan; (iii) redemptions pursuant to the direction of a participant or beneficiary of a retirement plan qualified under section 401(a) or 401(k) of the Code with respect to that retirement plan; (iv) periodic distributions from an IRA, SIMPLE IRA, or 403(b)(7) or 457 Deferred Compensation Plan due to death, disability, or attainment of age 59 1/2, and IRA distributions qualifying under
Section 72(t) of the Internal Revenue Code; (v) returns of excess contributions to an IRA; (vi) distributions by other employee benefit plans to pay benefits;
(vii) distributions described in (ii), (iv), and (vi) above pursuant to a systematic withdrawal plan; (viii) distributions from an account if the redemption results from the death of the registered owner, or a registered joint owner, of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed; (ix) redemptions by the classes of shareholders who are permitted to purchase shares at net asset value, regardless of the size of the purchase (see "BUYING CLASS A SHARES AT NET ASSET VALUE" under "PURCHASING SHARES"); and (x) redemptions by certain group defined contribution retirement plans that purchase shares through a retirement plan alliance program which requires that shares will be available at net asset value, provided that, Retirement Financial Services, Inc. either is the sponsor of the alliance program or has a product participation agreement with the sponsor of the alliance program that specifies that the Limited CDSC will be waived.

Waiver of Contingent Deferred Sales Charge - Class B Shares and Class C Shares
         The CDSC for Class B and Class C Shares will be waived in connection with the following redemptions: distributions from an account if the redemption results from the death of the registered owner, or a registered joint owner, of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed.

         The CDSC is waived on certain redemptions of Class B Shares in connection with the following redemptions: (i) redemptions that result from the Portfolio's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) returns of excess contributions to an IRA, SIMPLE IRA, SEP/IRA, or 403(b)(7) or 457 Deferred Compensation Plan; (iii) periodic distributions from an IRA, SIMPLE IRA, SAR/SEP, SEP/IRA, or 403(b)(7) or 457 Deferred Compensation Plan due to death, disability or attainment of age 59 1/2, and IRA distributions qualifying under Section 72(t) of the Internal Revenue Code; and (iv) distributions from an account if the redemption results from the death of all registered owners of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the
Code) of all registered owners occurring after the purchase of the shares being redeemed.

         The CDSC on Class C Shares is waived in connection with the following redemptions: (i) redemptions that result from the Portfolio's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) returns of excess contributions to an IRA, SIMPLE IRA, 403(b)(7) or 457 Deferred Compensation Plan, Profit Sharing Plan, Money Purchase Pension Plan, or 401(k) Defined Contribution plan; (iii) periodic distributions from a 403(b)(7) or 457 Deferred Compensation Plan upon attainment of age 59 1/2, Profit Sharing Plan, Money Purchase Plan, 401(k) Defined Contribution Plan upon attainment of age
70 1/2, and IRA distributions qualifying under Section 72(t) of the Internal Revenue Code; (iv) distributions from a 403(b)(7) or 457 Deferred Compensation Plan, Profit Sharing Plan, or 401(k) Defined Contribution Plan, under hardship provisions of the plan; (v) distributions from a 403(b)(7) or 457 Deferred Compensation Plan, Profit Sharing Plan, Money Purchase Pension Plan or a 401(k) Defined Contribution Plan upon attainment of normal retirement age under the plan or upon separation from service; (vi) periodic distributions from an IRA or SIMPLE IRA on or after attainment of age 59 1/2; and (vii) distributions from an account if the redemption results from the death of all registered owners of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed.

         The CDSC on Class C Shares also is waived for any group retirement plan (excluding defined benefit pension plans) (i) that purchases shares through a retirement plan alliance program, provided Retirement Financial Services, Inc. either is the sponsor of the alliance program, and (ii) for which Retirement Financial Services, Inc. provides fully bundled retirement plan services and maintains participant records on its propriety recordkeeping system.

                                      * * *

         In addition, the CDSC will be waived on Class B Shares and Class C Shares redeemed in accordance with a Systematic Withdrawal Plan if the annual amount selected to be withdrawn under the Plan does not exceed 12% of the value of the account on the date that the Systematic Withdrawal Plan was established or modified.


DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

         The policy of Pooled Trust is to distribute substantially all of each Portfolio's net investment income and any net realized capital gains in the amount and at the times that will avoid any federal income or excise taxes. All dividends and capital gains distributions of accounts in Delaware REIT Fund Institutional Class shall be automatically reinvested in the Class. For all other Portfolios and Classes of The Real Estate Investment Trust Portfolio, shareholders may elect to receive dividends and capital gains distributions in cash, otherwise, all such dividends and distributions will be automatically reinvested in the Portfolios. The amounts of any dividend or capital gains distributions cannot be predicted.

         All dividends out of net investment income, together with distributions from short-term capital gains, will be taxable to those shareholders who are subject to income taxes as ordinary income. (These distributions may be eligible for the dividends-received deductions for corporations.) Any net long-term capital gains distributed to those shareholders who are subject to income tax will be taxable as such, regardless of the length of time a shareholder has owned their shares.

         For the fiscal year ended October 31, 2003, the percentage of dividends paid by the following Portfolios qualified for the dividends-received deduction:

The Large-Cap Value Equity Portfolio                           100%
The Real Estate Investment Trust Portfolio                      N/A
The Mid-Cap Growth Equity Portfolio                              0%
The Small-Cap Value Equity Portfolio                           100%
The Small-Cap Growth Equity Portfolio                            0%
The Small-Cap Growth II Equity Portfolio(1)                     N/A
The Real Estate Investment Trust Portfolio II                   N/A
The Global Equity Portfolio                                     34%
The International Equity Portfolio                              N/A
The Labor Select International Equity Portfolio                 N/A
The Emerging Markets Portfolio                                  N/A
The Intermediate Fixed Income Portfolio                         N/A
The High-Yield Bond Portfolio                                   N/A
The Core Plus Fixed Income Portfolio                            N/A
The Global Fixed Income Portfolio                               N/A
The International Fixed Income Portfolio                        N/A
The International Small-Cap Portfolio                           N/A
The International Large-Cap Equity Portfolio                    N/A
The All-Cap Growth Equity Portfolio                              0%
The Large-Cap Growth Equity Portfolio                          100%
(1)      Commenced operations on December 1, 2003.

         Undistributed net investment income is included in the Portfolio's net assets for the purpose of calculating net asset value per share. Therefore on the "ex-dividend" date, the net asset value per share excludes the dividend (i.e., is reduced by the per share amount of the dividend). Dividends paid shortly after the purchase of shares by an investor, although in effect a return of capital, are taxable to shareholders who are subject to tax.

         Each Portfolio is treated as a separate entity (and hence as a separate "regulated investment company") for federal tax purposes. Any net capital gains recognized by a Portfolio are distributed to its investors without need to offset (for federal income tax purposes) such gains against any net capital losses of another Portfolio.

         Each year, Pooled Trust will mail information to investors on the amount and tax status of each Portfolio's dividends and distributions. Shareholders should consult their own tax advisors regarding specific questions as to federal, state or local taxes.

         Each class of shares of The International Equity Portfolio will share proportionately in the investment income and expenses of the Portfolio, except that Class P shares alone will incur distribution fees under its 12b-1 plan.

         Each class of shares of The Real Estate Investment Trust Portfolio will share proportionately in the investment income and expenses of the Portfolio, except that Class A Shares, Class B Shares and Class C Shares alone will incur distribution fees under their respective 12b-1 plans.

Jobs and Growth Tax Relief Reconciliation Act of 2003 (JAGTRRA)

         On May 28, 2003, President Bush signed into law the Jobs and Growth Tax Relief Reconciliation Act of 2003 (JAGTRRA) .The new law reduces the tax rate on dividends and capital gains to 15% (5% for taxpayers with income in the lower brackets; 0% for those taxpayers in 2008).

Reduction of Tax Rate on Dividends

         Qualifying dividends received by the funds after December 31, 2002, will be taxed at a rate of 15% (5% for taxpayers with income in the lower brackets; 0% for these taxpayers in 2008). Prior law will apply for tax years beginning after December 31, 2008. Dividends paid on foreign corporation stocks that are readily tradable on U.S. securities markets are eligible for the lower rates.

         The amount of ordinary dividends qualifying for the lower tax rates that may be paid by a RIC for any tax year may not exceed the amount of the aggregate qualifying dividends received by the RIC, unless that aggregate is at least 95% of the RIC gross income (as specially computed), in which case the entire dividend qualifies. Obviously, money market and bond mutual fund distributions will generally not qualify.

         The lower tax rates are not available for dividends to the extent that the taxpayer is obligated to make related payments with respect to positions in substantially similar or related property (e.g., payments in lieu of dividends under a short sale). The capital gain rates also do not apply to (1) dividends received from an organization that was exempt from tax under Section 501 or was a tax-exempt farmers' cooperative in either the tax year of the distribution or the preceding tax year; (2) dividends received from a mutual savings bank that received a deduction under Section 591; or (3) deductible dividends paid on employer securities (i.e., under Section 404(k)).

         Owners whose shares are lent in short sales would not qualify for the lower rate. The lower tax rates would not apply under the law as enacted to "payments in lieu of dividends," which are received by someone whose stock is loaned to a short-seller. Brokerages have commonly lent stock out of margin accounts to short sellers, but may need to accommodate investors who do not want to receive unfavorable dividend treatment because their stock was lent out. Depending on the details of regulations that may be issued later this year, brokerages may decide to limit any such loans after 2003 to securities that are held in accounts owned by tax-indifferent parties, such as pension funds. The legislative history indicates that the Service is to be liberal in waiving penalties for failure to report substitute payments properly for payors who are making good-faith efforts to comply, but cannot reasonably do so given the time needed to update their systems.

Reduction of Tax Rate on Capital Gains

         Under JAGTRRA, the top individual rate on adjusted net capital gain, which was generally 20% (10% for taxpayers in the 10% and 15% brackets), is reduced to 15% (5% for taxpayers with income in the lower brackets). These lower rates apply to both the regular tax and the alternative minimum tax. The lower rates apply to assets held more than one year. For taxpayers with income in the lower brackets, the 5% rate is reduced to 0% for 2008.

         The tax rate on short-term capital gains is unchanged, and they will continue to be taxed at the ordinary income rate. The capital gains changes apply to sales and exchanges (and installment payments received) on or after May 6, 2003, but not with respect to tax years beginning after December 31, 2008.

         The special tax rates for gains on assets held for more than five years (8% for taxpayers with income in the 10% and 15% brackets; 18% for other taxpayers with respect to assets purchased after 2000) have been repealed.


Back-up withholding Changes
         Prior to the passage of JGTRRA the backup withholding rate for shareholders that did not provide taxpayer identification numbers was 30%. This rate has been reduced to 28%, retroactive to January 1, 2003.

TAXES

         The following supplements the tax disclosure provided in the Prospectuses.

         A Portfolio will inform its shareholders of the amount of their income dividends and capital gain distributions, and will advise them of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not owned your Portfolio shares for a full year, the Portfolio may designate and distribute to you, as ordinary income or capital gains, a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Portfolio. Distributions declared in December but paid in January are taxable to you as if paid in December.

         Redemptions and exchanges of Portfolio shares are taxable transactions for federal and state income tax purposes. If you redeem your Portfolio shares, or exchange them for shares of a different Delaware Investments fund, the IRS requires you to report any gain or loss on your redemption or exchange. If you hold your shares as a capital asset, any gain or loss that you realize is a capital gain or loss and is long-term or short-term, generally depending on how long you have owned your shares.

         Any loss incurred on the redemption or exchange of shares held for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Portfolio on those shares.

         All or a portion of any loss that you realize on the redemption of your Portfolio shares is disallowed to the extent that you buy other shares in the Portfolio (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules is added to your tax basis in the new shares.

         If you redeem some or all of your shares in a Fund, and then reinvest the redemption proceeds in the Fund or in another Delaware Investments Portfolio within 90 days of buying the original shares, the sales charge that would otherwise apply to your reinvestment may be reduced or eliminated. In reporting any gain or loss on your redemption, all or a portion of the sales charge that you paid for your original shares in the Fund is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.

         A portion of each Portfolio's dividends may qualify for the dividends-received deduction for corporations provided in the federal income tax law. The portion of dividends paid by a Portfolio that so qualifies will be designated each year in a notice mailed to a Portfolio's shareholders, and cannot exceed the gross amount of dividends received by a Portfolio from domestic (U.S.) corporations that would have qualified for the dividends-received deduction in the hands of a Portfolio if the Portfolio was a regular corporation. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction. The amount that a Portfolio may designate as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by a Portfolio were debt-financed or held by a Portfolio for less than a minimum period of time, generally 46 days. Similarly, if your Portfolio shares are debt-financed or held by you for less than a 46-day period, then the dividends-received deduction for Portfolio dividends on your shares may also be reduced or eliminated. Even if designated as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation.

         In addition to the federal taxes described above, distributions and gains by the Portfolios, from the sale or exchange of your shares, generally will be subject to various state and local taxes. Because shareholders' state and local taxes may be different than the federal taxes described above, shareholders should consult their own tax advisors. Non-U.S. investors may be subject to U.S. withholding and estate tax. Each year Pooled Trust will mail to you information on the amount and tax status of each Portfolio's dividends and distribution.

         A Portfolio may invest in complex securities that may be subject to numerous special and complex tax rules. These rules could affect whether gain or loss recognized by a Portfolio is treated as ordinary or capital, or as interest or dividend income. These rules could also accelerate the recognition of income to a Portfolio (possibly causing the Portfolio to sell securities to raise the cash for necessary distributions) and/or defer the Portfolio's ability to recognize a loss, and, in limited cases, subject the Portfolio to U.S. federal income tax on income from certain foreign securities. These rules could therefore affect the amount, timing or character of the income distributed to you by a Portfolio.

         See also "OTHER TAX REQUIREMENTS" under "ACCOUNTING AND TAX ISSUES" in this Part B.


Futures Contracts and Stock Options
(The Mid-Cap Growth Equity Portfolio, The Real Estate Investment Trust Portfolios, The Emerging Markets Portfolio, The Global Equity Portfolio, The International Large-Cap Equity Portfolio, The International Small-Cap Portfolio, The Core Plus Fixed Income Portfolio, The Intermediate Fixed Income Portfolio, The Small-Cap Value Equity Portfolio, The Small-Cap Growth Equity Portfolio and The Small-Cap Growth II Equity Portfolio)


         The Mid-Cap Growth Equity Portfolio's, The Real Estate Investment Trust Portfolios', The Emerging Markets Portfolio's, The Global Equity Portfolio's, The International Large-Cap Equity Portfolio's, The Core Plus Fixed Income Portfolio's, The Intermediate Fixed Income Portfolio's, The Small-Cap Value Equity Portfolio's, The Small-Cap Growth Equity Portfolio's, The Small-Cap Growth II Equity Portfolio's and The International Small-Cap Portfolio's transactions in options and futures contracts will be subject to special tax rules that may affect the amount, timing and character of distributions to shareholders. For example, certain positions held by a Portfolio on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on such day, and any gain or loss associated with such positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by a Portfolio that substantially diminish its risk of loss with respect to other positions in a Portfolio will constitute "straddles," which are subject to special tax rules that may cause deferral of the Portfolio's losses, adjustments in the holding periods of Portfolio securities and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles which could alter the effects of these rules. The Portfolios will limit their activities in options and futures contracts to the extent necessary to meet the requirements of Subchapter M of the Code.

Forward Currency Contracts
(The International Equity Portfolio, The International Large-Cap Equity Portfolio, The Labor Select International Equity Portfolio, The Real Estate Investment Trust Portfolios, The Global Fixed Income Portfolio, The Emerging Markets Portfolio, The International Fixed Income Portfolio, The Global Equity Portfolio, The Small-Cap Value Equity Portfolio, The Small-Cap Growth Equity Portfolio, The Small-Cap Growth II Equity Portfolio, The Intermediate Fixed Income Portfolio, The Core Plus Fixed Income Portfolio and The International Small-Cap Portfolio)

         The International Equity Portfolio, The International Large-Cap Equity Portfolio, The Labor Select International Equity Portfolio, The Real Estate Investment Trust Portfolios, The Global Fixed Income Portfolio, The International Fixed Income Portfolio, The Emerging Markets Portfolio, The Global Equity Portfolio, The Small-Cap Value Equity Portfolio, The Small-Cap Growth Equity Portfolio, The Small-Cap Growth II Equity, The Intermediate Fixed Income Portfolio, The Core Plus Fixed Income Portfolio and The International Small-Cap Portfolio will be required for federal income tax purposes to recognize any gains and losses on forward currency contracts as of the end of each taxable year as well as those actually realized during the year. In most cases, any such gain or loss recognized with respect to a forward currency contract is considered to be ordinary income or loss. Furthermore, forward currency futures contracts which are intended to hedge against a change in the value of securities held by these Portfolios may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

         Special tax considerations also apply with respect to foreign investments of these Portfolios. For example, certain foreign exchange gains and losses (including exchange gains and losses on forward currency contracts) realized by the Portfolio will be treated as ordinary income or losses.

State and Local Taxes
         Shares of Pooled Trust are exempt from Pennsylvania county personal property tax.


INVESTMENT MANAGEMENT AGREEMENTS AND SUB-ADVISORY AGREEMENTS

         Delaware Management Company ("Delaware"), 2005 Market Street, Philadelphia, PA 19103-7094, furnishes investment management services to The Large-Cap Value Equity, The Large-Cap Growth Equity, The Mid-Cap Growth Equity, The Small-Cap Value Equity, The Small-Cap Growth Equity, The Small-Cap Growth II Equity, The Real Estate Investment Trust, The All-Cap Growth Equity, The Intermediate Fixed Income, The High-Yield Bond and The Core Plus Fixed Income Portfolios and provides sub-advisory services to The Global Equity Portfolio, subject to the supervision and direction of Board of Trustees of Pooled Trust. Delaware International Advisers Ltd. ("Delaware International"), Third Floor, 80 Cheapside, London, England EC2V 6EE, furnishes similar services to The Global Equity, The International Equity, The Labor Select International Equity, The Emerging Markets, The International Small-Cap, The International Large-Cap Equity, The Global Fixed Income and The International Fixed Income Portfolios subject to the supervision and direction of Pooled Trust's Board of Trustees.

         The Fund has formally delegated to Delaware Management Company and Delaware International Advisers Ltd. (each an "Adviser") the ability to make all proxy voting decisions in relation to portfolio securities held by the Fund. If and when proxies need to be voted on behalf of the Fund, the Adviser will vote such proxies pursuant to its Proxy Voting Policies and Procedures (the "Procedures"). The Adviser has established a Proxy Voting Committee (the "Committee") which is responsible for overseeing the Adviser's proxy voting process for the Fund. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow the Adviser to vote proxies in a manner consistent with the goal of voting in the best interests of the Fund.

         In order to facilitate the actual process of voting proxies, the Adviser has contracted with Institutional Shareholder Services ("ISS") to analyze proxy statements on behalf of the Fund and other Adviser clients and vote proxies generally in accordance with the Procedures. The Committee is responsible for overseeing ISS's proxy voting activities. If a proxy has been voted for the Fund, ISS will create a record of the vote. Beginning no later than August 31, 2004, information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) through the Fund's website at http://www.delawareinvestments.com; and (ii) on the Commission's website at http://www.sec.gov.

         The Procedures contain a general guideline that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, the Adviser will normally vote against management's position when it runs counter to its specific Proxy Voting Guidelines (the "Guidelines"), and the Adviser will also vote against management's recommendation when it believes that such position is not in the best interests of the Fund.

         As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the Fund. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote against proposals to require a supermajority shareholder vote; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value; (iv) generally vote against proposals to create a new class of common stock with superior voting rights; (v) generally vote re-incorporation proposals on a case-by-case basis; (vi) votes with respect to management compensation plans are determined on a case-by-case basis; and (vii) generally vote for reports on the level of greenhouse gas emissions from the company's operations and products.

         Because the Fund has delegated proxy voting to the Adviser, the Fund is not expected to encounter any conflict of interest issues regarding proxy voting and therefore does not have procedures regarding this matter. However, the Adviser does have a section in its Procedures that addresses the possibility of conflicts of interest. Most proxies which the Adviser receives on behalf of the Fund are voted by ISS in accordance with the Procedures. Because almost all Fund proxies are voted by ISS pursuant to the pre-determined Procedures, it normally will not be necessary for the Adviser to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for the Adviser during the proxy voting process. In the very limited instances where the Adviser is considering voting a proxy contrary to ISS's recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving the Adviser or affiliated persons of the Adviser. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the Fund. The Committee will then review the proxy voting materials and recommendation provided by ISS and the independent third party to determine how to vote the issue in a manner which the Committee believes is consistent with the Procedures and in the best interests of the Fund.

         On December 31, 2003, the Manager and its affiliates within Delaware Investments were managing in the aggregate in excess of $101.1 billion in assets in various institutional or separately managed, investment company and insurance accounts.

         The following table contains the dates of the Investment Management Agreements for the Portfolios as well as the dates that they were approved by shareholders.

        Portfolio                                               Date of Agreement        Date Approved by
                                                                                         Shareholders

        The Large-Cap Value Equity Portfolio                    December 15, 1999        December 15, 1999*
        The Mid-Cap Growth Equity Portfolio                     December 15, 1999        December 15, 1999*
        The International Fixed Income Portfolio                December 15, 1999        December 15, 1999*
        The International Equity Portfolio                      December 15, 1999        December 15, 1999*
        The Global Fixed Income Portfolio                       December 15, 1999        December 15, 1999*
        The Intermediate Fixed Income Portfolio                 December 15, 1999        December 15, 1999*
        The Labor Select International Equity Portfolio         December 15, 1999        December 15, 1999*
        The Real Estate Investment Trust Portfolio              December 15, 1999        December 15, 1999*
        The High-Yield Bond Portfolio                           December 15, 1999        December 15, 1999*
        The Emerging Markets Portfolio                          December 15, 1999        December 15, 1999*
        The Global Equity Portfolio                             December 15, 1999        December 15, 1999*
        The Real Estate Investment Trust Portfolio II           December 15, 1999        December 15, 1999*
        The Core Plus Fixed Income Portfolio                    December 15, 1999        June 28, 2002*
        The Small-Cap Growth Equity Portfolio                   December 15, 1999        December 15, 1999*
        The Small-Cap Growth II Equity Portfolio                December 15, 1999        November 28, 2003*
        The Small-Cap Value Equity Portfolio                    December 15, 1999        December 15, 1999*
        The International Small-Cap Portfolio                   December 15, 1999        December 15, 1999*
        The International Large-Cap Equity Portfolio            December 15, 1999        December 15, 1999*
        The All-Cap Growth Equity Portfolio                     December 15, 1999        March 30, 2000*
        The Large-Cap Growth Equity Portfolio                   December 15, 1999        October 30, 2000*

         *Date approved by the initial shareholder.


         The Sub-Advisory Agreement between Delaware International and Delaware for The Global Equity Portfolio is dated December 15, 1999 and was approved by the initial shareholder on December 15, 1999.

         The Investment Management Agreements for Pooled Trust have an initial term of two years and may be renewed after their initial term only so long as such renewal and continuance are specifically approved at least annually by the Board of Trustees, as applicable, or by vote of a majority of the outstanding voting securities of the Portfolios, and only if the terms of the renewal thereof have been approved by the vote of a majority of the trustees of Pooled Trust who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Each Agreement is terminable without penalty on 60 days' notice by the trustees of Pooled Trust or by the investment advisor. Each Agreement will terminate automatically in the event of its assignment.

         As compensation for the services to be rendered under their advisory agreements, Delaware or, as relevant, Delaware International is entitled to an advisory fee calculated by applying a quarterly rate, based on the following annual percentage rates, to the Portfolio's average daily net assets for the quarter:

                Portfolio                                                     Rate

      The Large-Cap Value Equity Portfolio                                    0.55%
      The Mid-Cap Growth Equity Portfolio                                     0.75%
      The International Equity Portfolio                                      0.75%
      The Labor Select International Equity Portfolio                         0.75%
      The Real Estate Investment Trust Portfolio                              0.75% on the first $500 million;
                                                                              0.70% on the next $500 million;
                                                                              0.65% on the next $1.5 billion;
                                                                              0.60% on assets in excess of $2.5 billion
      The Real Estate Investment Trust Portfolio II                           0.75%
      The Intermediate Fixed Income Portfolio                                 0.40%
      The Global Fixed Income Portfolio                                       0.50%
      The International Fixed Income Portfolio                                0.50%
      The High-Yield Bond Portfolio                                           0.45%
      The Emerging Markets Portfolio                                          1.00%
      The Global Equity Portfolio                                             0.75%(1)
      The Core Plus Fixed Income Portfolio                                    0.43%
      The Small-Cap Growth Equity Portfolio                                   0.75%
      The Small-Cap Growth II Equity Portfolio                                0.75%
      The Small-Cap Value Equity Portfolio                                    0.75%
      The International Small-Cap Portfolio                                   1.00%
      The International Large-Cap Equity Portfolio                            0.75%
      The All-Cap Growth Equity Portfolio                                     0.75%
      The Large-Cap Growth Equity Portfolio                                   0.65%

(1) Delaware International has entered into a sub-advisory agreement with Delaware with respect to The Global Equity Portfolio. As compensation for its services as sub-advisor to Delaware International, Delaware is entitled to receive sub-advisory fees equal to 50% of the investment management fees under Delaware International's Investment Management Agreement with Pooled Trust on behalf of The Global Equity Portfolio.

      Delaware, or as applicable Delaware International, has elected to waive that portion, if any of the annual investment advisory fees payable by a particular Portfolio and to pay a Portfolio for its expenses to the extent necessary to ensure that the expenses of that Portfolio (exclusive of taxes, interest, certain insurance costs, brokerage commissions and extraordinary expenses) did not exceed, on an annualized basis, the following percentages of average daily net assets from the commencement of operations through October 31, 2004 unless otherwise noted:

                              Portfolio
       The Large-Cap Value Equity Portfolio                     0.68%
       The Mid-Cap Growth Equity Portfolio                      0.93%
       The International Equity Portfolio                       N/A(4)
       The Labor Select International Equity Portfolio          0.96%
       The Real Estate Investment Trust Portfolio               1.10%(1)
       The Real Estate Investment Trust Portfolio II            0.86%
       The Intermediate Fixed Income Portfolio                  0.43%
       The Global Fixed Income Portfolio                        0.60%(2)
       The International Fixed Income Portfolio                 0.60%(3)
       The High-Yield Bond Portfolio                            0.59%
       The Emerging Markets Portfolio                           1.55%
       The Global Equity Portfolio                              0.96%
       The Core Plus Fixed Income Portfolio                     0.50%
       The Small-Cap Growth Equity Portfolio                    0.89%
       The Small-Cap Growth II Equity Portfolio                 0.92%
       The Small-Cap Value Equity Portfolio                     0.89%
       The International Small-Cap Portfolio                    1.20%
       The International Large-Cap Equity Portfolio             0.96%
       The All-Cap Growth Equity Portfolio                      0.89%
       The Large-Cap Growth Equity Portfolio                    0.80%

(1) With respect to Delaware REIT Fund A Class, Delaware REIT Fund B Class, Delaware REIT Fund C Class, Delaware REIT Fund Institutional Class and the Real Estate Investment Trust Portfolio Class of The Real Estate Investment Trust Portfolio, Delaware has contracted to waive that portion, if any, of the annual investment advisory fee payable by such classes and to reimburse each class for its expenses to the extent necessary to ensure that the expenses of each class (exclusive of applicable 12b-1 plan expenses, taxes, interest, brokerage commissions, certain insurance costs, extraordinary expenses) do not exceed, on an annualized basis, 1.15% as a percentage of average net assets during the period March 1, 2002 through February 28, 2005. From March 1, 2001 through February 28, 2002, expenses were capped at 1.10%. From November 11, 1998 through February 28, 2001, expenses were capped at 0.95%. From commencement of operations of the classes through November 11, 1998, expenses were capped at 0.86%.

(2) Delaware International voluntarily elected to waive that portion, if any, of its annual investment advisory fees and to pay The Global Fixed Income Portfolio for its expenses to the extent necessary to ensure that the expenses of that Portfolio (exclusive of taxes, interest, brokerage commissions and extraordinary expenses) did not exceed, on an annualized basis, 0.62% as a percentage of average net assets for the period from the commencement of the public offering for the Portfolio through October 31, 1994. Such waiver was modified effective November 1, 1994 to provide that such expenses of the Portfolio do not exceed, on an annualized basis, 0.60% through October 31, 2002.
(3) Delaware International voluntarily elected to waive that portion, if any, of its annual investment advisory fees and to pay The International Fixed Income Portfolio for its respective expenses to the extent necessary to ensure that the expenses of that Portfolio (exclusive of taxes, interest, brokerage commissions and extraordinary expenses) did not exceed, on an annualized basis, 0.62% as a percentage of average net assets for the period from the commencement of the public offering for the Portfolio through April 30, 1994. Such waiver for The International Fixed Income Portfolio was modified effective May 1, 1994 to provide that such expenses of the Portfolio do not exceed, on an annual basis, 0.60% through October 31, 2002.
(4) Delaware International voluntarily elected to wave that portion, if any, of its annual investment advisory fees and to pay The International Equity Portfolio for its respective expenses to the extent necessary to ensure that the expenses of that Portfolio (exclusive of taxes, interest, brokerage commissions and extraordinary expenses) did not exceed, on an annualized basis, 0.96% as a percentage of average net assets for the period from the commencement of the public offering for the Portfolio through October 31, 2001. Such waiver for The International Equity Portfolio was terminated effective November 1, 2001.

        Investment management fees incurred for the last three fiscal years with respect to each Portfolio follows:

                        Portfolio                          October 31, 2003       October 31, 2002       October 31, 2001

The Large-Cap Value Equity Portfolio                       $220,002 earned        $327,450 earned        $416,880 earned
                                                           $129,794 paid          $288,209 paid          $291,231 paid
                                                           $90,208 waived         $39,241 waived         $125,649 waived
The Mid-Cap Growth Equity Portfolio                        $49,332 earned         $19,840 earned         $31,244 earned
                                                           $42,680 paid           $7,174 paid            $17,399 paid
                                                           $6,652 waived          $12,666 waived         $13,845 waived
The International Equity Portfolio                         $3,650,612 earned      $3,309,081 earned      $3,923,926 earned
                                                           $3,650,612 paid        $3,309,081 paid        $3,923,926 paid
                                                           $-0- waived            $-0- waived            $-0- waived
The Global Fixed Income Portfolio                          $1,256,931 earned      $1,397,062 earned      $1,591,662 earned
                                                           $1,138,330 paid        $1,220,768 paid        $1,263,615 paid
                                                           $118,601 waived        $176,294 waived        $328,047 waived
The Labor Select International Equity Portfolio            $1,012,644 earned      $665,857 earned        $643,843 earned
                                                           $1,012,148 paid        $665,857 paid          $616,414 paid
                                                           $496 waived            $-0- waived            $27,429 waived
The Real Estate Investment Trust Portfolio                 $2,664,544 earned      $1,647,564 earned      $848,912 earned
                                                           $2,106,249 paid        $1,645,599 paid        $785,859 paid
                                                           $558,295 waived        $1,965 waived          $63,053 waived
The Intermediate Fixed Income Portfolio                    $12,718 earned         $25,014 earned         $29,019 earned
                                                           $-0- paid              $15,579 paid           $25,337 paid
                                                           $12,718 waived         $9,435 waived          $3,682 waived
The High-Yield Bond Portfolio                              $20,333 earned         $19,638 earned         $15,378 earned
                                                           $3,724 paid            $6,764 paid            $9,240 paid
                                                           $16,609 waived         $12,874 waived         $6,138 waived
The International Fixed Income Portfolio                   $203,900 earned        $191,678 earned        $224,083 earned
                                                           $171,120 paid          $163,503 paid          $184,391 paid
                                                           $32,780 waived         $28,175 waived         $39,692 waived
The Emerging Markets Portfolio                             $1,626,446 earned      $1,294,941 earned      $1,234,691 earned
                                                           $1,626,446 paid        $1,294,941 paid        $1,234,691 paid
                                                           $-0- waived            $-0- waived            $-0- waived
The Global Equity Portfolio                                $22,272 earned         $22,719 earned         $24,625 earned
                                                           $14,834 paid           $19,119 paid           $20,458 paid
                                                           $7,438 waived          $3,600 waived          $4,167 waived
The Real Estate Investment Trust Portfolio II              $242,172 earned        $124,453 earned        $50,330 earned
                                                           $231,022 paid          $113,210 paid          $46,789 paid
                                                           $11,150 waived         $11,243 waived         $3,541 waived
The Core Plus Fixed Income Portfolio(1)                    $32,576 earned         $7,450 earned          N/A
                                                           $3,157 paid            $-0- paid
                                                           $29,419 waived         $7,450 waived
The Small-Cap Growth Equity Portfolio                      $450,732 earned        $305,234 earned        $265,027 earned
                                                           $445,010 paid          $297,178 paid          $253,710 paid
                                                           $5,722 waived          $8,056 waived          $11,317 waived
The Small-Cap Growth II Equity Portfolio(2)                N/A                    N/A                    N/A
The Small-Cap Value Equity Portfolio                       $21,472 earned         $20,921 earned         $18,766 earned
                                                           $18,242 paid           $17,694 paid           $17,321 paid
                                                           $3,230 waived          $3,227 waived          $1,445 waived
The International Small-Cap Portfolio                      $28,420 earned         $28,720 earned         $30,332 earned
                                                           $25,086 paid           $27,054 paid           $28,130 paid
                                                           $3,334 waived          $1,666 waived          $2,202 waived
The International Large-Cap Equity Portfolio               $18,876 earned         $19,534 earned         $21,350 earned
                                                           $16,949 paid           $17,398 paid           $21,350 paid
                                                           $1,927 waived          $2,136 waived          $-0- waived


                        Portfolio                          October 31, 2003       October 31, 2002       October 31, 2001
The All-Cap Growth Portfolio                               $56,779 earned         $73,696 earned         $73,128 earned
                                                           $47,147 paid           $62,552 paid           $70,776 paid
                                                           $9,632 waived          $11,144 waived         $2,352 waived
The Large-Cap Growth Equity Portfolio                      $6,451 earned          $7,487 earned          $9,883 earned
                                                           $-0- paid              $-0- paid              $-0- paid
                                                           $6,451 waived          $7,487 waived          $9,883 waived

(1)        Commenced operations on June 28, 2002.
(2)        Commenced operations on December 1, 2003.

         On October 31, 2003, the total net assets of Pooled Trust were $2,016,665,322 broken down as follows:

        The Large-Cap Value Equity Portfolio                                  $38,565,785
        The Mid-Cap Growth Equity Portfolio                                   $13,938,388
        The International Equity Portfolio                                   $650,175,262
        The Global Fixed Income Portfolio                                    $208,354,262
        The Labor Select International Equity Portfolio                      $192,432,595
        The Real Estate Investment Trust Portfolio                           $440,286,742
        The Real Estate Investment Trust Portfolio II                         $38,289,796
        The Intermediate Fixed Income Portfolio                                $2,293,599
        The High-Yield Bond Portfolio                                          $5,129,042
        The Emerging Markets Portfolio                                       $256,168,094
        The Global Equity Portfolio                                            $3,434,483
        The International Fixed Income Portfolio                              $48,284,238
        The Core Plus Fixed Income Portfolio                                   $7,371,728
        The Small-Cap Growth Equity Portfolio                                 $94,167,648
        The Small-Cap Growth II Equity Portfolio(1)                                   N/A
        The Small-Cap Value Equity                                             $3,496,970
        The International Small-Cap Portfolio                                  $3,612,818
        The International Large-Cap Equity Portfolio                           $2,950,893
        The All-Cap Growth Equity Portfolio                                    $6,610,553
        The Large-Cap Growth Equity Portfolio                                  $1,102,426

(1)       Commenced operations on December 1, 2003.

         Delaware and Delaware International are indirect, wholly owned subsidiaries of Delaware Management Holdings, Inc. ("DMH").


         Except for the expenses borne by the investment advisors under their respective Investment Management Agreements and the distributor under the Distribution Agreements, each Portfolio is responsible for all of its own expenses. Among others, these expenses include each Portfolio's proportionate share of rent and certain other administrative expenses; the investment management fees; transfer and dividend disbursing agent fees and costs; custodian expenses; federal and state securities registration fees; proxy costs; and the costs of preparing prospectuses and reports sent to shareholders.

Distribution and Service
         The Distributor is located at 2005 Market Street, Philadelphia, PA 19103 and serves as the national distributor for each Portfolio of Pooled Trust under a Distribution Agreement dated November 1, 2001. The Distributor is an affiliate of the investment advisors and bears all of the costs of promotion and distribution.

        Lincoln Financial Distributors, Inc. ("LFD"), an affiliate of the Manager, serves as the Funds' financial intermediary wholesaler pursuant to a Second Amended and Restated Financial Intermediary Distribution Agreement with the Distributor dated August 21, 2003. LFD shall: (i) promote the sale of the Funds' shares through broker/dealers, financial advisors and other financial intermediaries (collectively, "Financial Intermediaries"); (ii) create messaging and packaging for certain non-regulatory sales and marketing materials related to the Funds; and (iii) produce such non-regulatory sales and marketing materials related to the Funds. The address of LFD is 2001 Market Street, Philadelphia, PA 19103-7055. The rate of compensation, which is calculated and paid monthly, to LFD for the sales of shares of the retail funds of Delaware Investments Family of Funds (excluding the shares of Delaware VIP Trust series, money market funds and house accounts and shares redeemed within 30 days of purchase) is a non-recurring fee equal to the amount shown below:

---------------------------------------------------------------------------------------- ---------------------------
                                                                                           Basis Points on Sales
---------------------------------------------------------------------------------------- ---------------------------
Retail Mutual Funds (Class A, B and C Shares)                                                      0.50%
---------------------------------------------------------------------------------------- ---------------------------
Merrill Lynch Connect Program                                                                      0.25%
---------------------------------------------------------------------------------------- ---------------------------
Registered Investment Advisors and
H.D. Vest Institutional Classes                                                                    0.45%
---------------------------------------------------------------------------------------- ---------------------------
Citigroup Global Capital Markets, Inc. (formerly Salomon Smith Barney) and
Delaware International Value Equity Fund Class I Shares                                               0%
---------------------------------------------------------------------------------------- ---------------------------

        In addition to the non-recurring fee set forth above, the Distributor pays LFD a fee at the annual rate set forth below of the average daily net assets of Fund shares of the Delaware Investments retail funds outstanding and beneficially owned by shareholders through Financial Intermediaries, including those Fund shares sold before the date of this Agreement.

---------------------------------------------------------------------------------------- ---------------------------
                                                                                           Basis Points on Sales
---------------------------------------------------------------------------------------- ---------------------------
Retail Mutual Funds (including shares of money market funds and house accounts and
shares redeemed within 30 days of purchase)                                                        0.04%
---------------------------------------------------------------------------------------- ---------------------------
Merrill Lynch Connect Program                                                                         0%
---------------------------------------------------------------------------------------- ---------------------------
Registered Investment Advisors and
H.D. Vest Institutional Classes                                                                    0.04%
---------------------------------------------------------------------------------------- ---------------------------
Citigroup Global Capital Markets, Inc. (formerly Salomon Smith Barney) and
Delaware International Value Equity Fund Class I Shares                                            0.04%
---------------------------------------------------------------------------------------- ---------------------------

The fees associated with LFD's services to the Funds are borne exclusively by the Distributor and not by the Funds.

         Delaware Service Company, Inc., an affiliate of Delaware, is Pooled Trust's shareholder servicing, dividend disbursing and transfer agent for each Portfolio pursuant to a Shareholders Services Agreement dated April 19, 2001. Delaware Service Company, Inc. also provides accounting services to the Portfolio pursuant to the terms of a separate Fund Accounting Agreement. Delaware Service Company, Inc.'s principal business address is 2005 Market Street, Philadelphia, PA 19103. It is also an indirect, wholly owned subsidiary of DMH.

         The Portfolios have authorized one or more brokers to accept on its behalf purchase and redemption orders in addition to the Transfer Agent. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the behalf of the Portfolios. For purposes of pricing, a Portfolio will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Investors may be charged a fee when effecting transactions through a broker or agent.

OFFICERS AND TRUSTEES

         The business and affairs of Pooled Trust are managed under the direction of its Board of Trustees.

         As of January 31, 2004, no one account held 25% or more of the outstanding shares of Pooled Trust. As of January 31, 2004, the Trustees and Officers of Pooled Trust, as a group, held less than 1% of the shares of each of the Portfolios.

         As of January 31, 2004, management believes the following accounts held of record 5% or more of the outstanding shares of a Portfolio. Management has no knowledge of beneficial ownership.

DELAWARE POOLED TRUST:

Portfolio                              Name and Address of Account                         Share Amount        Percentage

The Large-Cap Value Equity             Fifth Third Bank                                     318,120.010            19.51%
Portfolio                              TTEE FBO Steak N Shake PSP
                                       P.O. Box 630074
                                       Cincinnati, OH 45263-0001

                                       Jesuit High School of New Orleans                     316981.370            19.44%
                                       4133 Banks Street
                                       New Orleans, LA 70119-6883

                                       HSBC Bank USA                                         275319.600            16.88%
                                       TTEE FBO P and O Ports NA
                                       Pension Plan
                                       P.O. Box 1329
                                       Buffalo, NY 14240-1329

                                       LaSalle National Bank Trustee                         193016.230            11.84%
                                       FBO Metz Baking Company
                                       P.O. Box 1443
                                       Chicago, IL 60690-1443

                                       State of Georgia Employees'                           138850.370             8.51%
                                       Deferred Compensation Group Trust
                                       200 Piedmont Avenue
                                       Suite 1016 West
                                       Atlanta, GA 30334-9032

                                       Pace Local 2-286                                      137565.980             8.43%
                                       Severance/401(k) Plan
                                       410 North 8th Street
                                       Philadelphia, PA 19123-3903

Portfolio                              Name and Address of Account                         Share Amount        Percentage

                                       Board of Trustees of the Malpas Trusts                125229.590             7.68%
                                       c/o Robert A. Duff
                                       911 Fordice Road
                                       Lebanon, IN 46052-1938

The Mid-Cap Growth Equity              UA Plumbers and Steamfitters Local 22              3,430,738.900            66.01%
Portfolio                              3900 Packard Road
                                       Niagara Falls, NY 14303-2236

                                       Roosevelt University                                  875047.010            16.83%
                                       430 South Michigan Avenue
                                       Chicago, IL 60605-1313

                                       Crestar Bank                                         753,305.640            14.49%
                                       Cust the College of William and Mary
                                       P.O. Box 105870 CTR 3144
                                       Atlanta, GA 30348-5870

The International Equity               Patterson and Company                                4493540.460             9.07%
Portfolio Class                        Mutual Funds
                                       1525 West W.T. Harris Boulevard
                                       Charlotte, NC 28262-8522

                                       First Union Portfolio Strategies Omnibus             3470919.870             7.01%
                                       1525 West WT Harris Boulevard
                                       Charlotte, NC 28262-8522

                                       State Street Bank and Trust Co.                      2910002.470             5.87%
                                       TTEE Watson Wyatt Pension
                                       P.O. Box 9014 Church Street Station
                                       New York, NY 10008

                                       Northern Trust Co.                                   2603459.190             5.25%
                                       TTEE FBO UBS PaineWebber
                                       P.O. Box 92956
                                       Chicago, IL 60675-2956

The Intermediate Fixed Income          The Healthcare Foundation                            1344767.630            85.95%
Portfolio                              of New Jersey
                                       70 South Orange Avenue, Suite 245
                                       Livingston, NJ 07039-4903

Portfolio                              Name and Address of Account                         Share Amount        Percentage

                                       HSBC Bank USA                                         138251.540             8.83%
                                       TTEE FBO P and O Ports NA
                                       Pension Plan
                                       P.O. Box 1329
                                       Buffalo, NY 14240-1329

The Global Fixed Income                Dartmouth Hitchcock Master                           2839506.160            14.82%
Portfolio                              Investment Program of Pooled
                                       Investment Accounts
                                       Attn: Robin F. Mackey - Finance Dept.
                                       1 Medical Center Drive
                                       Lebanon, NH 03756-0002

                                       Capital Region Healthcare Corp                       1487776.030             7.76%
                                       Non-Pension Funds
                                       250 Pleasant Street
                                       Concord, NH 03301-7539

                                       Standex International Corporation                    1077618.080             5.62%
                                       Retirement Plans Trust
                                       6 Manor Parkway
                                       Salem, NH 03079-2897

                                       Key Trust Co. TTEE for                               1058137.830             5.52%
                                       Stroh Brewery
                                       P.O. Box 94871
                                       Cleveland, OH 44101-4871

                                       State Street Bank & Trust Co. FBO                    1012732.640             5.28%
                                       Palmer & Dodge Custom Portfolio
                                       2 Battery March Park, 2nd Floor
                                       Quincy, MA 02169-7448

                                       Bristol County Retirement System                     987,246.830             5.15%
                                       645 County Street
                                       Taunton, MA 02780-3623

                                       HSBC Bank USA                                         974567.750             5.08%
                                       C/FBO John R. Oishei Foundation
                                       P.O. Box 1329
                                       Buffalo, NY 14240-1329

Portfolio                              Name and Address of Account                         Share Amount        Percentage

The International Fixed Income         Brockton Retirement Board                            1304814.230            23.73%
Portfolio                              15 Christy's Drive
                                       Brocton, MA  02301-1813

                                       Comerica Bank Trustee                                1188899.820            21.63%
                                       Oakwood Pension Plan
                                       P.O. Box 75000 M/C #3446
                                       Detroit, MI 48275-0001

                                       Strafe and Co.                                        932203.390             16.96
                                       FBO Lakeland Hopsital
                                       Mutual Fund
                                       340 South Cleveland Avenue
                                       Westerville, OH  43081-8917

                                       Fifth Third Bank                                      537243.080             9.77%
                                       TTEE FBO Mercy Memorial Hospital
                                       Designated/Delaware Investments
                                       P.O. Box 630074
                                       Cincinnati, OH 45263-0001

                                       Strafe and Co. Non-Networked                          343893.080             6.25%
                                       FBO Staff Employees P/S Trust of Carhartt,
                                       Inc.
                                       P.O. Box 160
                                       Westerville, OH 43086-0160


                                       Strafe and Co. Non-Networked                          337247.940             6.13%
                                       FBO Munson Medical Center
                                       Ret-Delaware
                                       P.O. Box 160
                                       Westerville, OH 43086-0160

                                       Strafe and Co. Non-Networked                          278015.980             5.05%
                                       FBO Memorial Healthcare Fund
                                       Deprec-D
                                       P.O. Box 160
                                       Westerville, OH 43086-0160

                                       Key Bank N.A.                                         116016.060             6.19%
                                       TTEE ASM International
                                       P.O. Box 94871
                                       Cleveland, OH 44101-4871

Portfolio                              Name and Address of Account                         Share Amount        Percentage

The Labor Select International         Maritime Association ILA                             2255942.380            14.09%
Equity Portfolio                       Pension Fund
                                       11550 Fuqua St Ste 425
                                       Houston, TX 77034-4597

                                       Dingle & Co.                                         2219110.640            13.86%
                                       c/o Comerica Bank
                                       P.O. Box 75000
                                       Detroit, MI 48275-0001

                                       Carpenters' Pension Fund of                          1076118.220             6.72%
                                       Western Pennsylvania
                                       495 Mansfield Avenue
                                       Pittsburgh, PA 15205-4376

                                       Inlandboatmen's Union of the                         1067938.200             6.67%
                                       Pacific National Pension Plan
                                       1220 SW Morrison Street, Suite 300
                                       Portland, OR 97205-2222

                                       IUE CWA Pension Fund                                  903907.970             5.64%
                                       1460 Broad Street
                                       Bloomfield, NJ 07003-3014

                                       Local 25 S.E.I.U. & Participating Employers           866685.730             5.41%
                                       Pension Trust
                                       111 E Wacker Drive #2500
                                       Chicago, IL 60601-3713

                                       Wachovia Bank                                         838964.610             5.24%
                                       FBO Dairy Industry Union
                                       1525 West Wt. Harris Blvd
                                       Charlotte, NJ 28288-1151

Delaware REIT Fund Class A             Charles Schwab & Co, Inc.                            1850805.590            12.00%
                                       Spec Custody Acct for the Excl
                                       Bnft of Custs Attn Mut Fds
                                       101 Montgomery Street
                                       San Francisco, CA 94104-4122

Delaware REIT Fund Class B             MLPF &S For the sole                                  505737.110            12.06%
                                       Benefit of its Customers
                                       Attn: Fund Administration
                                       4800 Deer Lake Drive E, 2nd Floor
                                       Jacksonville, FL 32246-6484

Delaware REIT Fund Class C             MLPF &S for the sole                                  531277.440            15.04%
                                       Benefit of its Customers
                                       Attn: Fund Administrator
                                       4800 Deer Lake Dr. E, 2nd Floor
                                       Jacksonville, FL  32246-6484

Portfolio                              Name and Address of Account                         Share Amount        Percentage

Delaware REIT Fund Class R             Graham Riddle                                          13342.300            40.19%
                                       Jeffery M. Schwartz TTEES
                                       FBO National Security Research
                                       401(k) Plan 1523 16th Street NW
                                       Washington, DC 20036-1441

                                       MCB Trust Services Custodian FBO Emigh                  6107.200            18.39%
                                       Hardware Company
                                       700 17th Street, Suite 300
                                       Denver, CO 80202-3531

                                       MLPF&S for the Sole Benefit of its Customers            5081.920            15.30%
                                       Attn:  Fund Administration
                                       4800 Deer Lake Drive E, 2nd Floor
                                       Jacksonville, FL 32246-6484

                                       MCB Trust Services Custodian FBO                        2193.620             6.60%
                                       Van Zyverden, Inc.
                                       700 17th Street
                                       Suite 300
                                       Denver, CO 80202-3531

                                       Circle Trust Company                                    2067.840             6.22%
                                       c/o Sharp and Associates, Inc.
                                       401(k) Profit Sharing Plan
                                       Metro Center
                                       1 Station Place
                                       Stamford, CT 06902-6800

Delaware REIT Fund Institutional       Charles Schwab & Co, Inc.                             716010.180            32.80%
Class                                  Spec Custody Acct for the Excl
                                       Bnft of Custs Attn Mut Fds
                                       101 Montgomery Street
                                       San Francisco, CA 94104-4122

                                       Fidelity Investments Institutional                    305135.740            13.98%
                                       Operations Co. FIIOC as Agent for Certain
                                       Employee Benefit Plans
                                       100 Magellan Way, KW1C
                                       Covington, KY  41015-1999

                                       RS DMC Employee Profit Sharing Plan                  151,028.990             6.92%
                                       Delaware Management Company
                                       Employee Profit Sharing Trust
                                       c/o Rick Seidel
                                       1818 Market Street
                                       Philadelphia, PA 19103

The High-Yield Bond Portfolio          Mac & Co                                              726295.310            99.99%
                                       Mutual Funds Operations
                                       P.O. Box 3198
                                       Pittsburgh, PA 15230-3198

Portfolio                              Name and Address of Account                         Share Amount        Percentage

The Emerging Markets Portfolio         Northern Trust                                       7357708.820            23.83%
                                       Attn: Christine Farrell
                                       50 S La Salle Street
                                       Chicago, IL 60675-0001

                                       Alameda County Employees                             3825060.880            12.39%
                                       Retirement Association
                                       475 14th Street, Suite 1000
                                       Oakland, CA 94612-1916

                                       Indiana Public Employees                             3059183.080             9.90%
                                       Retirement Fund
                                       143 West Market Street
                                       Indianapolis, IN 46204-2816

                                       Nuclear Electric Insurance Limited                   2693065.330             8.72%
                                       1201 Market Street, Suite 1200
                                       Wilmington, DE 19801-1805

                                       Municipal Employees Retirement                       2042059.370             6.61%
                                       System of Michigan
                                       1134 Municipal Way
                                       Lansing, MI 48917-7886

                                       Conagra Master Pension Trust                         1915780.790             6.20%
                                       One Conagra Drive
                                       Omaha, NE 68102-5003

                                       Northern Trust Co.                                   1796657.320             5.81%
                                       TTEE FBO Teachers Retirement System of
                                       Illinois Master Trust
                                       Attn: Special Account Department
                                       801 South Canal Street
                                       Chicago, IL 60607-4515

                                       Master Trust between Pfizer, Inc. and                1748469.740             5.66%
                                       The Northern Trust Co.
                                       235 East 42nd Street
                                       New York, NY 10017-5703

The Small-Cap Growth Equity            First Union Portfolio Strategies                     1192951.580            15.21%
Portfolio                              Omnibus
                                       1525 West WT Harris Boulevard
                                       Charlotte, NC 28262-8522

                                       Northern Trust Custodian FBO                          974081.050            12.42%
                                       Eastern Band of Cherokee Indians Endowment
                                       801 South Canal
                                       Chicago, IL 60675-0001

                                       Wells Fargo Bank Minnesota N.A.                       893627.750            11.39%
                                       FBO Arkansas Best
                                       P.O. Box 1533
                                       Minneapolis, MN 55480-1533

                                       Suntrust Bank                                         819672.130            10.45%
                                       TTEE FBO Genuine Parts Pension
                                       P.O. Box 105870
                                       Atlanta, GA 30348-5870

                                       Northern Trust Custodian FBO                          622928.710             7.94%
                                       Eastern Band of Cherokee Indians Minors &
                                       Incompetence Fund
                                       801 South Canal
                                       Chicago, IL 60675-0001

                                       The Wallace Foundation                                492282.400             6.27%
                                       2 Park Avenue, 23rd Floor
                                       New York, NY 10016-9301

                                       Wells Fargo Bank Minnesota NA                        450,292.440             5.74%
                                       FBO Hazelden Investment
                                       P.O. Box 1533
                                       Minneapolis, MN 55480-1533

Portfolio                              Name and Address of Account                         Share Amount        Percentage


The Small-Cap Growth II Equity         DMH Corp                                              235294.120            99.99%
Portfolio                              Attn:  Joe Hastings
                                       2005 Market Street, 9th Floor
                                       Philadelphia, PA 19103-7042

The Small-Cap Value Equity Portfolio   Lincoln National Life Insurance Co.                   297616.840            99.99%
                                       1300 S. Clinton Street
                                       Fort Wayne, IN 46802-3506

The International Small-Cap Portfolio  Lincoln National Life Insurance Co.                   430669.090            99.99%
                                       1300 S. Clinton Street
                                       Fort Wayne, IN 46802-3518

The International Large-Cap Equity     Lincoln National Life Insurance Co.                   398378.930            99.99%
Portfolio                              1300 S. Clinton Street
                                       Fort Wayne, IN 46802-3518

The All-Cap Growth Equity Portfolio    Bost & Co.                                         1,062,739.020            78.32%
                                       Mutual Funds Operations
                                       P.O. Box 3198
                                       Pittsburgh, PA 15230-3198

                                       Lincoln National Life Insurance Co.                  294,117.650            21.67%
                                       1300 S. Clinton Street
                                       Fort Wayne, IN 46802-3518

The Large-Cap Growth Equity Portfolio  Lincoln National Life Insurance Co.                   237294.350            99.99%
                                       1300 S. Clinton Street
                                       Fort Wayne, IN 46802-3518

The International Equity Portfolio     Delaware Management Trust Co. - DIA                      842.050            99.99%
Class P                                Attn: Joe Hastings
                                       2005 Market Street, Floor 9
                                       Philadelphia, PA 19103-7042

The Core Plus Fixed Income Portfolio   Mac & Co.                                             575955.620            35.66%
                                       Mutual Fund Operations
                                       P.O. Box 3198 525 William Penn Place
                                       Pittsburgh, PA 15230-3198

                                       Pace Local 2-286                                      449835.730            27.85%
                                       Severance/401(k) Plan
                                       410 North 8th Street
                                       Philadelphia, PA 19123-3903

                                       DMH Corp.                                             392312.160            24.29%
                                       Attn:  Joe Hastings
                                       2005 Market Street, 9th Floor
                                       Philadelphia, PA 19103-7042

                                       Wells Fargo Bank N.A. Custodian FBO                   196756.260            12.18%
                                       Twin City Hospitals LPN.
                                       P.O. Box 1533
                                       Minneapolis, MN 55480-1533

The Global Equity Portfolio            Lincoln National Life Insurance Co.                   418897.030            99.99%
                                       1300 S. Clinton Street
                                       Fort Wayne, IN 46802-3518

The Real Estate Investment Trust       Lincoln National Life Insurance Co.                  1256431.550            74.68%
Portfolio                              1300 S. Clinton Street
                                       Fort Wayne, IN 46802-3518

                                       American States Insurance Company                    425,797.400            25.31%
                                       c/o Safeco Asset Management Co.
                                       Attn:  Angela Ruley
                                       601 Union Street STE 2500
                                       Seattle, WA 98101-4074

The Real Estate Investment Trust       SEI Trust Company                                    340,253.750            18.15%
Portfolio II                           FBO Roofers Local 30
                                       c/o Commerce Bank
                                       One Freedom Valley Drive
                                       Oaks, PA 19456

                                       Wachovia Bank NA                                      271695.600            14.49%
                                       FBO City of Allentown
                                       1525 W WT Harris Boulevard NC 1151
                                       Charlotte, NC 28288-1151

                                       Key Bank NA                                           244956.790            13.07%
                                       TTEE FBO Elkhart General Hospital
                                       P.O. Box 94871
                                       Cleveland, OH 44101-4871

                                       Prince William Hospital                               170515.720             9.09%
                                       8650 Sudley Road #411
                                       Manassas, VA 20110-4416

                                       Key Bank NA                                           169081.660             9.02%
                                       TTEE FBO Elkhart General Hospital
                                       P.O. Box 94871
                                       Cleveland, OH 44101-4871

                                       Harris Bank                                           149479.950             7.97%
                                       C/FBO Confederated Tribes of
                                       Warm Springs
                                       P.O. Box 71940
                                       Chicago, IL 60694-1940

                                       North Central College                                 122909.070             6.55%
                                       30 N. Brainard Street
                                       Naperville, IL 60540-4690

            DMH Corp., Delaware Investments U.S., Inc., Delaware General Management, Inc. Delaware Management Company, Inc., Delaware Service Company, Inc., Delaware Distributors, Inc., Delaware Management Trust Company, Delaware Management Business Trust, Delaware Investment Advisers (a series of Delaware Management Business Trust), Delaware Management Company (a series of Delaware Management Business Trust), Delaware Capital Management (a series of Delaware Management Business Trust), Delaware Lincoln Cash Management (a series of Delaware Management Business Trust), Delaware Distributors, L.P., DIAL Holding Company, Inc., Delaware International Holdings Ltd., Delaware International Advisers Ltd., Retirement Financial Services, Inc. and LNC Administrative Services, Inc. are direct or indirect, wholly owned subsidiaries of Delaware Management Holdings, Inc. ("DMH"). DMH and Delaware International Advisers Ltd. are indirect, wholly owned subsidiaries, and subject to the ultimate control, of Lincoln National Corporation. Lincoln National Corporation, with headquarters in Philadelphia, Pennsylvania, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management. Delaware Investments is the marketing name for DMH and its subsidiaries.

            Certain officers and trustees of Pooled Trust hold identical positions in each of the other funds in the Delaware Investments family. Trustees and principal officers of Pooled Trust are noted below along with their birth dates and their business experience for the past five years. Unless otherwise noted, the address of each officer and trustee is 2005 Market Street, Philadelphia, PA 19103-7094.

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Number of
                                                                                              Portfolios in Fund       Other
                                                                                               Complex Overseen     Directorships
Name, Address             Position(s) Held    Length of Time         Principal Occupation(s)       by Trustee or   Held by Trustee
and Birthdate               with Fund(s)          Served             During Past 5 Years            Officer          or Officer
-------------------------------------------- -------------------- --------------------------- ------------------- ----------------
Interested Trustees
Jude T. Driscoll(2)          Chairman,          3 Years -           Since August 2000, Mr.            83                  None
2005 Market Street         President and      Executive Officer          Driscoll has served in
Philadelphia, PA 19103       Trustee(4)                                various executive
                                               Trustee since       capacities at different
March 10, 1963                                 May 15, 2003          times at Delaware
                                                                        Investments(1)

                                                                 Senior Vice President and
                                                                  Director of Fixed-Income
                                                                 Process - Conseco Capital
                                                                         Management
                                                                 (June 1998 - August 2000)

                                                                    Managing Director -
                                                                    NationsBanc Capital
                                                                          Markets
                                                                 (February 1996 - June 1998)

Independent Trustees

Walter P. Babich              Trustee            15 Years         Board Chairman - Citadel           101                 None
2005 Market Street                                                Construction Corporation
Philadelphia, PA 19103                                                (1989 - Present)

October 1, 1927

John H. Durham                Trustee            24 Years(3)          Private Investor               101
2005 Market Street                                                                                               Trustee - Abington
Philadelphia, PA 19103                                                                                            Memorial Hospital

August 7, 1937                                                                                                 President/Director -
                                                                                                                 22 WR Corporation

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Number of
                                                                                              Portfolios in Fund       Other
                                                                                               Complex Overseen     Directorships
Name, Address             Position(s) Held    Length of Time         Principal Occupation(s)       by Trustee or   Held by Trustee
and Birthdate               with Fund(s)          Served             During Past 5 Years            Officer          or Officer
-------------------------------------------- -------------------- --------------------------- ------------------- ----------------
John A. Fry                       Trustee(4)            2 Year            President - Franklin &            83           None
2005 Market Street                                                           Marshall College
Philadelphia, PA 19103                                                    (June 2002 - Present)

May 28, 1960                                                             Executive Vice President
                                                                             - University of
                                                                               Pennsylvania
                                                                         (April 1995 - June 2002)

Anthony D. Knerr                  Trustee              10 Years         Founder/Managing Director           101          None
2005 Market Street                                                          - Anthony Knerr &
Philadelphia, PA 19103                                                    Associates (Strategic
                                                                               Consulting)
December 7, 1938                                                             (1990 - Present)

Ann R. Leven                      Trustee             14 Years           Treasurer/Chief Fiscal            101        Director -
2005 Market Street                                                     Officer - National Gallery                    Andy Warhol
Philadelphia, PA 19103                                                           of Art                               Foundation
                                                                              (1994 - 1999)
November 1, 1940                                                                                                      Director -
                                                                                                                    Systemax Inc.

                                                                                               Number of
                                                                                             Portfolios in
                                                                                              Fund Complex      Other Directorships
Name, Address and       Position(s) Held                          Principal Occupation(s)     Overseen by       Held by Trustee or
Birthdate                 with Fund(s)    Length of Time Served     During Past 5 Years    Trustee or Officer         Officer
---------------------- ------------------ --------------------- -------------------------- ------------------- ---------------------
Independent Trustees
     (continued)
Thomas F. Madison            Trustee             9 Years        President/Chief Executive        101                Director -
2005 Market Street                                               Officer - MLM Partners,                        CenterPoint Energy
Philadelphia, PA 19103                                             Inc. (Small Business
                                                                Investing and Consulting)                           Director -
February 25, 1936                                                (January 1993 - Present)                       Digital River Inc.

                                                                                                                    Director -
                                                                                                                Rimage Corporation

                                                                                                                    Director -
                                                                                                                Valmont Industries
                                                                                                                       Inc.

Janet L. Yeomans             Trustee             4 Years         Vice President/Mergers &        101                   None
2005 Market Street                                                    Acquisitions -
Philadelphia, PA 19103                                                3M Corporation
                                                                 (January 2003 - Present)
July 31, 1948

                                                                    Ms.Yeomans has held
                                                                    various management
                                                                     positions at 3M
                                                                 Corporation since 1983.

Officers
Joseph H. Hastings       Executive Vice      Executive Vice      Mr. Hastings has served         101                   None
2005 Market Street        President and    President and Chief     in various executive
Philadelphia, PA 19103   Chief Financial    Financial Officer    capacities at different
                             Officer      since August 21, 2003     times at Delaware
December 19, 1949                                                      Investments

Richelle S. Maestro      Executive Vice      Executive Vice     Ms. Maestro has served in        101                   None
2005 Market Street         President,      President, General       various executive
Philadelphia, PA 19103   General Counsel  Counsel since August   capacities at different
                          and Secretary    1, 2003; Secretary       times at Delaware
November 26, 1957                              for 4 Years             Investments

Michael P. Bishof          Senior Vice           7 Years         Mr. Bishof has served in        101                   None
2005 Market Street        President and                             various executive
Philadelphia, PA 19103      Treasurer                            capacities at different
                                                                    times at Delaware
August 18, 1962                                                        Investments

(1) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Registrant's investment advisor, principal underwriter and its transfer agent.
(2) Mr. Driscoll is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager and distributor.
(3) Mr. Durham served as a Director Emeritus from 1995 through 1998.
(4) Mr. Driscoll and Mr. Fry are not Trustees of the portfolios of Voyageur Insured Funds, Voyageur Intermediate Tax Free Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III and Voyageur Tax Free Funds.

     Following is additional information regarding investment professionals affiliated with the Portfolios.

--------------------------------- --------------------------- ------------------- -------------------------------------------------
Name, Address                       Position(s) Held with         Length of                   Principal Occupation(s)
And Birthdate                            Pooled Trust            Time Served                    During Past 5 Years
--------------------------------- --------------------------- ------------------- -------------------------------------------------
Robert Akester                     Senior Portfolio Manager        5 Years        Mr. Akester has served in various capacities at
3rd Floor                                                                            different times at Delaware International
80 Cheapside
London, England
EC2V 6EE

April 25, 1948

--------------------------------- --------------------------- ------------------- -------------------------------------------------
Damon J. Andres                       Vice President and           8 Years         Mr. Andres has served in various capacities at
2005 Market Street                    Portfolio Manager                               different times at Delaware Investments
Philadelphia, PA 19103

October 24, 1969


--------------------------------- --------------------------- ------------------- -------------------------------------------------
Robert L. Arnold                  Senior Vice President and        10 Years        Mr. Arnold has served in various capacities at
2005 Market Street                 Senior Portfolio Manager                           different times at Delaware Investments
Philadelphia, PA 19103

January 10, 1964
--------------------------------- --------------------------- ------------------- -------------------------------------------------
Fiona A. Barwick                   Senior Portfolio Manager        9 Years        Ms. Barwick has served in various capacities at
3rd Floor                                                                            different times at Delaware International
80 Cheapside
London, England
EC2V 6EE

June 26, 1968

--------------------------------- --------------------------- ------------------- -------------------------------------------------
Marshall T. Bassett               Senior Vice President and        5 Years        Mr. Bassett has served in various capacities at
2005 Market Street                    Portfolio Manager                               different times at Delaware Investments
Philadelphia, PA 19103

February 8, 1954
--------------------------------- --------------------------- ------------------- -------------------------------------------------
Joanna Bates                       Senior Portfolio Manager        6 Years         Ms. Bates has served in various capacities at
3rd Floor                                                                            different times at Delaware International
80 Cheapside
London, England
EC2V 6EE

March 14, 1960
--------------------------------- --------------------------- ------------------- -------------------------------------------------

--------------------------------- --------------------------- ------------------- -------------------------------------------------
Name, Address                       Position(s) Held with         Length of                   Principal Occupation(s)
And Birthdate                            Pooled Trust            Time Served                    During Past 5 Years
--------------------------------- --------------------------- ------------------- -------------------------------------------------
Christopher S. Beck               Senior Vice President and        5 Years          Mr. Beck has served in various capacities at
2005 Market Street                 Senior Portfolio Manager                           different times at Delaware Investments
Philadelphia, PA 19103

December 5, 1957
--------------------------------- --------------------------- ------------------- -------------------------------------------------
Nigel Bliss                           Portfolio Manager            7 Years         Mr. Bliss has served in various capacities at
3rd Floor                                                                            different times at Delaware International
80 Cheapside
London, England
EC2V 6EE

July 15, 1971
--------------------------------- --------------------------- ------------------- -------------------------------------------------
Stephen R. Cianci                 Senior Vice President and        10 Years        Mr. Cianci has served in various capacities at
2005 Market Street                 Senior Portfolio Manager                           different times at Delaware Investments
Philadelphia, PA 19103

May 12, 1969

--------------------------------- --------------------------- ------------------- -------------------------------------------------
George E. Deming                  Senior Vice President and        24 Years        Mr. Deming has served in various capacities at
2005 Market Street                 Senior Portfolio Manager                           different times at Delaware Investments
Philadelphia, PA 19103

November 19, 1941
--------------------------------- --------------------------- ------------------- -------------------------------------------------
Elizabeth A. Desmond                   Director, Senior            11 Years       Ms. Desmond has served in various capacities at
3rd Floor                           Portfolio Manager and                            different times at Delaware International
80 Cheapside                      Regional Research Director
London, England
EC2V 6EE

November 28, 1961
--------------------------------- --------------------------- ------------------- -------------------------------------------------

--------------------------------- -------------------------- -------------------- -------------------------------------------------
Name, Address                       Position(s) Held with      Length of Time       Principal Occupation(s) During Past 5 Years
And Birthdate                           Pooled Trust               Served
--------------------------------- -------------------------- -------------------- -------------------------------------------------
Gerald S. Frey                      Managing Director and          6 Years          Mr. Frey has served in various capacities at
2005 Market Street                Chief Investment Officer                            different times at Delaware Investments
Philadelphia, PA 19103               - Growth Investing

February 7, 1946
--------------------------------- -------------------------- -------------------- -------------------------------------------------
Clive A. Gillmore                 Deputy Managing Director        12 Years         Mr. Gillmore has served in various capacities
80 Cheapside                        and Senior Portfolio                            at different times at Delaware International
London, England                            Manager
EC2V 6EE

January 14, 1960
--------------------------------- -------------------------- -------------------- -------------------------------------------------
Paul Grillo                          Vice President and           10 Years         Mr. Grillo has served in various capacities at
2005 Market Street                Senior Portfolio Manager                            different times at Delaware Investments
Philadelphia, PA 19103

May 16, 1959
--------------------------------- -------------------------- -------------------- -------------------------------------------------
John A Heffern                      Senior Vice President          5 Years        Mr. Heffern has served in various capacities at
2005 Market Street                  and Portfolio Manager                             different times at Delaware Investments
Philadelphia, PA 19103

October 20, 1961
--------------------------------- -------------------------- -------------------- -------------------------------------------------
John Kirk                            Director and Senior           4 Years            Director and Senior Portfolio Manager of
80 Cheapside                          Portfolio Manager                                        Delaware International
London, England                                                                                   (1998 - Present)
EC2V 6EE
                                                                                     Joint Head of Fixed Income - Royal Bank of
June 18, 1958                                                                                          Canada
                                                                                                   (1996 - 1998)
--------------------------------- -------------------------- -------------------- -------------------------------------------------

--------------------------------- -------------------------- -------------------- -------------------------------------------------
Name, Address                       Position(s) Held with      Length of Time       Principal Occupation(s) During Past 5 Years
And Birthdate                           Pooled Trust               Served
--------------------------------- -------------------------- -------------------- -------------------------------------------------

Ormala Krishnan                       Portfolio Manager            2 Years           Portfolio Manager - Delaware International
80 Cheapside                                                                                      (2002 - Present)
London, England
EC2V 6EE                                                                             Portfolio Manager - Delaware International
                                                                                                  (1997 - Present)
September 3, 1969
                                                                                       Investment Consultant - William Mercer
                                                                                                   (1999 - 2000)

                                                                                    Fund Manager - Development Bank of Singapore
                                                                                                       (1998)
--------------------------------- -------------------------- -------------------- -------------------------------------------------
Emma R.E. Lewis                   Senior Portfolio Manager         7 Years         Ms. Lewis has served in various capacities at
80 Cheapside                                                                         different times at Delaware International
London, England
EC2V 6EE

January 23, 1969
--------------------------------- -------------------------- -------------------- -------------------------------------------------
Nigel G. May                          Director, Senior            11 Years          Mr. May has served in various capacities at
80 Cheapside                        Portfolio Manager and                            different times at Delaware International
London, England                       Regional Research
EC2V 6EE                                  Director

September 23, 1962
--------------------------------- -------------------------- -------------------- -------------------------------------------------
Christopher A. Moth                   Director, Senior            10 Years          Mr. Moth has served in various capacities at
80 Cheapside                        Portfolio Manager and                            different times at Delaware International
London, England                   Chief Investment Officer
EC2V 6EE                            - Global Fixed Income
                                        and Currency
October 17, 1967
--------------------------------- -------------------------- -------------------- -------------------------------------------------
Timothy L. Rabe                     Senior Vice President          2 Years            Vice President and Portfolio Manager of
2005 Market Street                  and Portfolio Manager                            Delaware Investment Advisers, a series of
Philadelphia, PA 19103                                                               Delaware Management Business Trust (2000 -
                                                                                                      Present)
September 18, 1970
--------------------------------- -------------------------- -------------------- -------------------------------------------------



--------------------------------- -------------------------- -------------------- -------------------------------------------------
Name, Address                       Position(s) Held with      Length of Time       Principal Occupation(s) During Past 5 Years
And Birthdate                           Pooled Trust               Served
--------------------------------- -------------------------- -------------------- -------------------------------------------------
Upender V. Rao                      Senior Vice President          2 Years           Senior Vice President and Senior Portfolio
2005 Market Street                  and Senior Portfolio                             Manager of Delaware Investment Advisers, a
Philadelphia, PA 19103                     Manager                                  series of Delaware Management Business Trust
                                                                                                  (2000 - Present)
August 3, 1965
--------------------------------- -------------------------- -------------------- -------------------------------------------------
David G. Tilles                   Managing Director, Chief        12 Years         Mr. Tilles has served in various capacities at
80 Cheapside                        Executive Officer and                            different times at Delaware International
London, England                   Chief Investment Officer
EC2V 6EE

February 17, 1952
--------------------------------- -------------------------- -------------------- -------------------------------------------------
Matthew Todorow                      Vice President and            1 Year         Vice President and Portfolio Manager - Delaware
2005 Market Street                    Portfolio Manager                              Investment Advisers, a series of Delaware
Philadelphia, PA 19103                                                                       Management Business Trust
                                                                                                  (2003 - Present)
November 22, 1968
                                                                                   Executive Director - Morgan Stanley Investment
                                                                                                     Management
                                                                                                    (2001- 2003)

                                                                                   Portfolio Manager - Morgan Stanley Investment
                                                                                                     Management
                                                                                                   (1994 - 2003)
--------------------------------- -------------------------- -------------------- -------------------------------------------------

         The following table shows each Trustee's ownership of shares of each Portfolio of Pooled Trust and of all Delaware Investments funds as of December 31, 2003.

---------------------------------------- -------------------------------- ---------------------------------------------
Name of Trustee                                                                     Aggregate Dollar Range of
                                                Dollar Range of                Equity Securities in All Registered
                                                Equity Securities           Investment Companies Overseen by Trustee in
                                                   in the Fund                   Family of Investment Companies
---------------------------------------- -------------------------------- ---------------------------------------------
Jude T. Driscoll                                      None                                Over $100,000
---------------------------------------- -------------------------------- ---------------------------------------------
Walter A. Babich                               Delaware REIT Fund                         Over $100,000
                                                  Over $100,000
---------------------------------------- -------------------------------- ---------------------------------------------
John H. Durham                                        None                                Over $100,000
---------------------------------------- -------------------------------- ---------------------------------------------
John A. Fry                                           None                                None
---------------------------------------- -------------------------------- ---------------------------------------------
Anthony D. Knerr                                      None                                $10,001 - $50,000
---------------------------------------- -------------------------------- ---------------------------------------------
Ann R. Leven                                          None                                Over $100,000
---------------------------------------- -------------------------------- ---------------------------------------------
Thomas F. Madison                              Delaware REIT Fund                         $10,001 - $50,000
                                                  $1 - $10,000
---------------------------------------- -------------------------------- ---------------------------------------------
Janet L. Yeomans                                      None                                None
---------------------------------------- -------------------------------- ---------------------------------------------

         With respect to Pooled Trust, the following is a compensation table listing for each Trustee entitled to receive compensation, the aggregate compensation received from Pooled Trust and the total compensation received from all Delaware Investments funds for the fiscal year ended October 31, 2003 and an estimate of annual benefits to be received upon retirement under the Delaware Investments Retirement Plan for Trustees/Directors as of October 31, 2003. Only the independent Trustees of Pooled Trust receive compensation from Pooled Trust.

---------------------------- ------------------------ --------------------------- ------------------------ --------------------
                                                              Pension or                                          Total
                                                              Retirement                 Estimated            Compensation
                                    Aggregate                  Benefits                   Annual                  from
                                  Compensation                 Accrued                   Benefits               Delaware
                              from Delaware Pooled            as Part of                   Upon                Investment
           Name                       Trust               Portfolio Expenses           Retirement(1)          Companies(2)
---------------------------- ------------------------ --------------------------- ------------------------ --------------------
Walter P. Babich                     $8,156                      None                     $61,000                $94,233
---------------------------- ------------------------ --------------------------- ------------------------ --------------------
John H. Durham                       $7,061                      None                     $61,000                $84,233
---------------------------- ------------------------ --------------------------- ------------------------ --------------------
John A. Fry                          $7,021                      None                     $45,750                $67,776
---------------------------- ------------------------ --------------------------- ------------------------ --------------------
Anthony D. Knerr                     $7,131                      None                     $61,000                $84,858
---------------------------- ------------------------ --------------------------- ------------------------ --------------------
Ann R. Leven                         $7,974                      None                     $61,000                $95,483
---------------------------- ------------------------ --------------------------- ------------------------ --------------------
Thomas F. Madison                    $7,587                      None                     $61,000                $91,983
---------------------------- ------------------------ --------------------------- ------------------------ --------------------
Janet L. Yeomans                     $7,587                      None                     $61,000                $91,983
---------------------------- ------------------------ --------------------------- ------------------------ --------------------

(1) Under the terms of the Delaware Investment Retirement Plan for Trustees/Directors, each disinterested Trustee/Director who, at the time of his or her retirement from the Board, has attained the age of 70 and served on the Board for at least five continuous years, is entitled to receive payments from each investment company in the Delaware Investments family for which he or she serves as a Trustee/Director for a period equal to the lesser of the number of years that such person served as a Trustee/Director or the remainder of such person's life. The amount of such payments will be equal, on an annual basis, to the amount of the annual retainer that is paid to Trustees/Directors of each investment company at the time of such person's retirement. If an eligible Trustee/Director retired as of October 31, 2003, he or she would be entitled to annual payments totaling the amounts noted above, in the aggregate, from all of the investment companies in the Delaware Investments family for which he or she serves as Trustee/Director, based on the number of investment companies in the Delaware Investments family as of that date.
(2) Each independent Trustee/Director (other than John A. Fry) currently receives a total annual retainer fee of $61,000 for serving as a Trustee/Director for all 32 investment companies in Delaware Investments, plus $3,145 for each Board Meeting attended. John A. Fry receives a total annual retainer fee of $45,750 for serving as a Trustee/Director for 24 investment companies in Delaware Investments, plus $2,358 for each Board Meeting attended. The following compensation is in the aggregate from all investment companies in the complex. Members of the audit committee receive additional annual compensation of $2,000 for each meeting. Members of the nominating committee receive additional compensation of $1,500 for each meeting. In addition, the chairpersons of the audit and nominating committees each receive an annual retainer of $5,000 and $1,000, respectively. The Coordinating Trustee/Director of the Delaware Investments funds receives an additional retainer of $10,000.

The Board of Trustees has the following committees:


         Audit Committee: This committee monitors accounting and financial reporting policies and practices, and internal controls for the Delaware Investments funds. It also oversees the quality and objectivity of the Delaware Investments funds' financial statements and the independent audit thereof, and acts as a liaison between the Delaware Investments funds' independent auditors and the full Board of Trustees. Three independent trustees comprise the committee. The Audit Committee held six meetings during Pooled Trust's last fiscal year.

         Nominating Committee: This committee recommends board members, fills vacancies and considers the qualifications of board members. The committee also monitors the performance of counsel for independent trustees. Three independent trustees and one interested trustee serve on the committee. The Nominating Committee held one meeting during Pooled Trust's last fiscal year.



GENERAL INFORMATION

         Delaware furnishes investment management services to The Large-Cap Value Equity, The Large-Cap Growth Equity, The Mid-Cap Growth Equity, The Small-Cap Value Equity, The Small-Cap Growth Equity, The Small-Cap Growth II Equity, The Real Estate Investment Trust, The All-Cap Growth Equity, The Intermediate Fixed Income, The High-Yield Bond and The Core Plus Fixed Income Portfolios and also serves as sub-advisor to The Global Equity Portfolio. Delaware International furnishes similar services to The Global Equity, The International Equity, The Labor Select International Equity, The Emerging Markets, The International Small-Cap, The International Large-Cap Equity, The Global Fixed Income and The International Fixed Income Portfolios. Delaware and Delaware International also provide investment management services to certain of the other funds in the Delaware Investments family. While investment decisions of the Portfolios are made independently from those of the other funds and accounts, investment decisions for such other funds and accounts may be made at the same time as investment decisions for the Portfolios.


         The Board of Trustees is responsible for overseeing the performance of each Portfolio's investment adviser and determining whether to approve and/or renew each Portfolio's investment management agreements. When the Board considers whether to renew an investment management agreement, it considers various factors that include:

       The nature, extent and quality of the services provided by the investment adviser.


       The investment performance of the fund's assets managed by the investment adviser.

       The fair market value of the services provided by the investment adviser.

       Comparative analysis of expense ratios of, and advisory fees paid by, similar funds.

       The extent to which the investment adviser has realized or will realize economies of scale as the fund grows.

       Other benefits accruing to the investment adviser or its affiliates from its relationship with the fund.


       The investment adviser's management of the operating expenses of the fund, such as transaction `costs, including how portfolio transactions for the fund are conducted and brokers are chosen.

     In reviewing the investment management agreement for each Portfolio, the Board of Trustees considered the Portfolio's performance relative to its peers and benchmark, the investment process and controls used in managing the Portfolio, the Portfolio's fees and expenses relative to its peers, the experience and qualifications of personnel responsible for managing the Portfolio and quality of other services provided to the Portfolio in addition to investment advice.

         The Board met in executive session to approve the investment management agreements, and was advised by outside counsel as to the adequacy of the materials provided. The Board was supportive of the changes made by the Advisers, and felt that management had been responsive to the concerns expressed by the Board during the previous year. The Board considered that the Advisers recently instituted a number of changes to the Delaware Investments investment process designed to bolster the services provided to the Portfolios. Such improvements included refinements to the usage of competitive peer group portfolio information and qualitative tools in the investment decision making process, especially in the area of monitoring risk and volatility. The small cap value style benefited from additional quantitative tools that limited the universe of securities to be analyzed on a qualitative basis, and additional analyst support for qualitative analysis. The Board also considered that the Advisers recently instituted a number of changes necessary to operate in this heightened regulatory environment, most recently responding to new requirements imposed by Rule 35d-1, Regulation S-P, changes in the corporate governance rules and the Sarbanes-Oxley Act. The Board found that overall the Portfolios' fees to be in line with fees charged to comparable funds in the industry and noted, where relevant, that the investment adviser had implemented fee waivers to reduce the fees of certain Portfolios.

         The Board also reviewed the quality of services performed by the investment adviser's affiliates on behalf of each Portfolio, including fund accounting, transfer agent, administrative, and shareholder services. The Board also considered the prestigious DALBAR service awards received by the investment adviser's affiliate for the quality of service it provided to the Portfolios investors.


         Delaware or Delaware International also manages the investment options for Delaware-Lincoln Choice Plus and Delaware Medallion (SM) III Variable Annuities. Choice Plus is issued and distributed by Lincoln National Life Insurance Company. Choice Plus offers a variety of different investment styles managed by leading money managers. Medallion is issued by Allmerica Financial Life Insurance and Annuity Company (First Allmerica Financial Life Insurance Company in New York and Hawaii). Delaware Medallion offers various investment series ranging from domestic equity funds, international equity and bond funds and domestic fixed income funds. Each investment series available through Choice Plus and Medallion utilizes an investment strategy and discipline the same as or similar to one of the Delaware Investments mutual funds available outside the annuity. See "DELAWARE GROUP PREMIUM FUND" in "APPENDIX B."

         The Delaware Investments Family of Funds, Delaware Management Company, Delaware International Advisers Ltd., Lincoln Investment Management, Inc. and Delaware Distributors, L.P., in compliance with SEC Rule 17j-1 under the 1940 Act, have adopted Codes of Ethics which govern personal securities transactions. Under the Codes of Ethics, persons subject to the Codes are permitted to engage in personal securities transactions, including securities that may be purchased or held by the Portfolios, subject to the requirements set forth in Rule 17j-1 and certain other procedures set forth in the applicable Code of Ethics. The Codes of Ethics are on public file with, and are available from, the SEC.

         The Distributor acts as national distributor for each Portfolio and for the other mutual funds in the Delaware Investments family. The Distributor received net commissions from Delaware REIT Fund on behalf of Class A Shares, after reallowances to dealers, as follows:

------------------------------------------------------------------------------

                           Delaware REIT Fund
                             Class A Shares
------------- ------------------------ ------------------- -------------------
                       Total
Fiscal               Amount of              Amounts               Net
Year               Underwriting            Reallowed           Commission
Ended               Commissions            to Dealers        to Distributor
------------- ------------------------ ------------------- -------------------
10/31/03             $872,697               $789,958            $82,739
------------- ------------------------ ------------------- -------------------
10/31/02            $1,148,648             $1,019,112           $129,536
------------- ------------------------ ------------------- -------------------
10/31/01             $373,945               $323,067            $50,878
------------- ------------------------ ------------------- -------------------

CDSC Payments
         For the fiscal year ended October 31, 2003, the Distributor received aggregate CDSC payments in the amounts of $0, $266,178 and $17,035 with respect to Delaware REIT Fund Class A, B and C Shares, respectively.

         The Transfer Agent, an affiliate of the Manager, acts as shareholder servicing, dividend disbursing and transfer agent for the Portfolios and for the other mutual funds in the Delaware Investments Family of Funds. The Transfer Agent is paid a fee by the Portfolios of Pooled Trust (other than The Real Estate Investment Trust Portfolio) for providing these services consisting of an annual per account charge for (i) each open and closed account on the their records and each account held on a sub-accounting system maintained by firms that hold accounts on an omnibus basis ("Shareholder Accounts"); and (ii) each account on a retirement processing system ("Retirement Accounts"). These charges are as follows:

                     Shareholder Accounts $21.25 Per Annum
                     Retirement Accounts $30.00 Per Annum

         These charges are assessed monthly on a pro rata basis and determined by using the number of Shareholder and Retirement Accounts maintained as of the last calendar day of each month. Compensation is fixed each year and approved by the Board of Trustees, including a majority of the disinterested trustees.

         The Transfer Agent also provides accounting services to the Portfolios. Those services include performing all functions related to calculating the Portolio's net asset value and providing all financial reporting services, regulatory compliance testing and other related accounting services. For its services, the Transfer Agent is paid a fee based on total assets of all funds in the Delaware Investments Family of Funds for which it provides such accounting services. Such fee is equal to 0.025% multiplied by the total amount of assets in the complex for which the Transfer Agent furnishes accounting services, where such aggregate complex assets are $10 billion or less, and 0.020% of assets if such aggregate complex assets exceed $10 billion. The fees are charged to each Portfolio and the other mutual funds in the Delaware Investments Family of Funds, on an aggregate pro rata basis. The asset-based fee payable to the Transfer Agent is subject to a minimum fee calculation based on the type and number of classes per Fund.

          The Small-Cap Growth Equity Portfolio, The Small-Cap Growth II Equity Portfolio and The International Small-Cap Portfolio reserves the right to perate in a "master-feeder" structure, that is, to invest its assets in another mutual fund with the same investment objective and substantially similar investment policies as those of the respective Portfolio. Each Portfolio has no present intention to operate in a master-feeder structure; however, should the Board of Trustees approve the implementation of a master-feeder structure for a Portfolio, shareholders will be notified prior to the implementation of the new structure.

          Lincoln National Life Insurance Company ("LNLIC") made an investment in each of The Global Equity Portfolio, The Real Estate Investment Trust Portfolio, The Real Estate Investment Trust Portfolio II, The Small-Cap Growth Equity Portfolio, The Small-Cap Value Equity Portfolio, The International Small-Cap Portfolio, The International Large-Cap Equity Portfolio, The All-Cap Growth Equity Portfolio, The Large-Cap Growth Equity Portfolio and, and The Core Plus Fixed Income Portfolio, and will make an investment in The Small-Cap Growth II Equity Portfolio, which could result in LNLIC owning approximately 100% of the outstanding shares of the respective Portfolios. Subject to certain limited exceptions, there are no limitations on LNLIC's ability to redeem its shares of any Portfolio and it may elect to do so at any time.

Custody Arrangements
        The JPMorgan Chase Bank ("JPMorgan"), 4 Chase Metrotech Center, Brooklyn, NY 11245 serves as custodian for each Portfolio except The Core Plus Fixed Income Portfolio and The Small-Cap Growth II Equity Portfolio. Mellon Bank, N.A., One Mellon Center, Pittsburgh, PA 15258, serves as custodian for The Core Plus Fixed Income Portfolio and The Small-Cap Growth II Equity Portfolio. As custodian, Chase and Mellon each maintains a separate account or accounts for a Portfolio; receives, holds and releases portfolio securities on account of a Portfolio; receives and disburses money on behalf of a Portfolio; and collects and receives income and other payments and distributions on account of a Portfolio's portfolio securities.

        With respect to foreign securities, Chase and Mellon each makes arrangements with subcustodians who were approved by the trustees of Pooled Trust in accordance with Rule 17f-5 of the 1940 Act. In the selection of foreign subcustodians, the trustees consider a number of factors, including, but not limited to, the reliability and financial stability of the institution, the ability of the institution to provide efficiently the custodial services required for the Portfolios, and the reputation of the institutions in the particular country or region.

Capitalization
         Pooled Trust has an unlimited authorized number of shares of beneficial interest with no par value, issued in separate portfolios.

         While all shares have equal voting rights on matters affecting Pooled Trust, each Portfolio would vote separately on any matter which affects only that Portfolio. Shares of each Portfolio have a priority in that Portfolios' assets, and in gains on and income from the portfolio of that Portfolio. Shares have no preemptive rights, are fully transferable and, when issued, are fully paid and nonassessable.

         Each class of The Real Estate Investment Trust Portfolio represents a proportionate interest in the assets of the Portfolio, and each has the same voting and other rights and preferences as the other classes of the Portfolio, except that shares of the Institutional Class and The Real Estate Investment Trust Portfolio Class may not vote on any matter that affects the Portfolio's Distribution Plans under Rule 12b-1. Similarly, as a general matter, shareholders of Class A Shares, Class B Shares, Class C Shares and Class R Shares may vote only on matters affecting the 12b-1 Plan that relates to the class of shares that they hold. However, Class B Shares may vote on any proposal to increase materially the fees to be paid by the Portfolio under the Rule 12b-1 Plan relating to Class A Shares. General Expenses of the Portfolio will be allocated on a pro-rata basis to the classes according to asset size, except that expenses of the Plans of Class A Shares, Class B Shares, Class C Shares and Class R Shares will be allocated solely to those classes.

         Each class of The International Equity Portfolio represents a proportionate interest in the assets of the Portfolio, and each has the same voting and other rights and preferences as the other class of the Portfolio, except that shares of The International Equity Portfolio Class may not vote on any matter that affects the Portfolio's Distribution Plans under Rule 12b-1. General Expenses of the Portfolio will be allocated on a pro-rata basis to the classes according to asset size, except that expenses of the Class P 12b-1 Plan will be allocated solely to that class.

         Effective December 24, 1997, the name of The Fixed Income Portfolio was changed to The Intermediate Fixed Income Portfolio and the name of The Defensive Equity Portfolio was changed to The Large-Cap Value Equity Portfolio. Effective October 7, 1998, the name of The Aggressive Growth Portfolio was changed to The Mid-Cap Growth Equity Portfolio.

Noncumulative Voting
         Portfolio shares of Pooled Trust have noncumulative voting rights which means that the holders of more than 50% of the shares of Pooled Trust voting for the election of Trustees can elect all the Trustees if they choose to do so, and, in such event, the holders of the remaining shares will not be able to elect any Trustees.


EURO
         On January 1, 1999, the European Economic and Monetary Union implemented a new currency unit, the Euro, for eleven participating European countries. The countries that initially converted or tied their currencies to the Euro are Austria, Belgium, France, Germany, Luxembourg, the Netherlands, Ireland, Finland, Italy, Portugal and Spain. Each participating country is currently phasing in use of the Euro for major financial transactions. In addition, each participating country will begin using the Euro for currency transactions beginning July 1, 2002. Implementation of this plan means that financial transactions and market information, including share quotations and company accounts, in participating countries will be denominated in Euros. Participating governments will issue their bonds in Euros, and monetary policy for participating countries will be uniformly managed by a new central bank, the European Central Bank. The transition to the Euro is expected to reshape financial markets, banking systems and monetary policies in Europe and other parts of the world.

         Although it is not possible to predict the impact of the Euro implementation plan on the Portfolios, the transition to the Euro presents unique uncertainties, including: (i) the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the Euro; (ii) the establishment and maintenance of exchange rates for currencies being converted into the Euro; (iii) the fluctuation of the Euro relative to non-Euro currencies during the transition period from January 1, 1999 to December 31, 2001 and beyond; (iv) whether the interest rates, tax and labor regimes of European countries participating in the Euro will converge over time; and (iv) whether the conversion of the currencies of other countries in the European Union ("EU"), such as the United Kingdom and Denmark, into the Euro and the admission of other non-EU countries such as Poland, Latvia and Lithuania as members of the EU may have an impact on the Euro or on the computer systems used by the Portfolios' service providers to process the Portfolios' transactions.

         Further, the process of implementing the Euro may adversely affect financial markets outside of Europe and may result in changes in the relative strength and value of the U.S. dollar or other major currencies. The transition to the Euro is likely to have a significant impact on fiscal and monetary policy in the participating countries and may produce unpredictable effects on trade and commerce generally. These resulting uncertainties could create increased volatility in financial markets world-wide.

         These or other factors could cause market disruptions, and could adversely affect the value of securities held by the Portfolios. Because of the number of countries using this single currency, a significant portion of the assets of a Portfolio may be denominated in the Euro.

         This Statement of Additional Information does not include all of the information contained in the Registration Statement which is on file with the Securities and Exchange Commission.


PERFORMANCE INFORMATION

         From time to time, Pooled Trust may state each Portfolio's total return and each Portfolio Class' total return in advertisements and other types of literature. Any statements of total return performance data will be accompanied by information on the Portfolio's or the Portfolio Class' average annual total rate of return over the most recent one-, five-, and ten-year periods or life-of-portfolio, as relevant. Pooled Trust may also advertise aggregate and average total return information of each Portfolio and Portfolio Class over additional periods of time.

         Average annual total rate of return for each Portfolio and Portfolio Class is based on a hypothetical $1,000 investment that includes capital appreciation and depreciation during the stated periods. The following formula will be used for the actual computations:

                          P(1 + T)n = ERV

         Where:      P  =  a hypothetical initial purchase order of $1,000,
                           after deduction of the maximum front-end sales charge in the case of Delaware REIT Fund A Class of The Real
                           Estate Investment Trust Portfolio;

                     T  =  average annual total return;

                     n  =  number of years;

                   ERV  =  redeemable value of the hypothetical $1,000
                           purchase at the end of the period, after deduction of the applicable CDSC, if any, in the case of Delaware REIT Fund B Class and Delaware REIT Fund C Class of The Real Estate Investment Trust Portfolio.

         Aggregate or cumulative total return is calculated in a similar manner, except that the results are not annualized. Each calculation assumes that all distributions are reinvested at net asset value.

         The performance, as shown below, is the average annual total return quotations for the Portfolios operating for at least one year as of October 31, 2003. Securities prices fluctuated during the period covered and the past results should not be considered as representative of future performance.


Average Annual Total Return(1)
----------------------------------------------------------- --------------- ------------------- ----------------
                                                                                                 10 years ended
                                                             1 year ended     5 years ended        10/31/03 or
                                                               10/31/03          10/31/03         Life of Fund
----------------------------------------------------------- --------------- ------------------- ----------------
The Large-Cap Value Equity Portfolio
(Inception 2/3/92)
----------------------------------------------------------- --------------- ------------------- ----------------
     before taxes                                               20.60%            2.88%             10.35%
----------------------------------------------------------- --------------- ------------------- ----------------
     after taxes on distributions                               19.75%            1.18%              7.63%
----------------------------------------------------------- --------------- ------------------- ----------------
     after taxes on distributions and sale of Portfolio         12.58%            1.79%              7.46%
     shares
----------------------------------------------------------- --------------- ------------------- ----------------
The International Equity Portfolio
(Inception 2/4/92)
----------------------------------------------------------- --------------- ------------------- ----------------
     before taxes                                               28.50%            5.36%              7.58%
----------------------------------------------------------- --------------- ------------------- ----------------
     after taxes on distributions                               27.27%            3.72%              5.99%
----------------------------------------------------------- --------------- ------------------- ----------------
     after taxes on distributions and sale of Portfolio         17.42%            3.93%              5.68%
     shares
----------------------------------------------------------- --------------- ------------------- ----------------
The Mid-Cap Growth Equity Portfolio
(Inception 2/27/92)
----------------------------------------------------------- --------------- ------------------- ----------------
     before taxes                                               31.84%            9.33%              9.75%
----------------------------------------------------------- --------------- ------------------- ----------------
     after taxes on distributions                               31.84%            4.44%              5.01%
----------------------------------------------------------- --------------- ------------------- ----------------
     after taxes on distributions and sale of Portfolio         19.55%            7.25%              6.87%
     shares
----------------------------------------------------------- --------------- ------------------- ----------------
The Global Fixed Income Portfolio
(Inception 11/30/92)
----------------------------------------------------------- --------------- ------------------- ----------------
     before taxes                                               20.68%            6.98%              8.17%
----------------------------------------------------------- --------------- ------------------- ----------------
     after taxes on distributions                               18.80%            6.06%              5.85%
----------------------------------------------------------- --------------- ------------------- ----------------
     after taxes on distributions and sale of Portfolio         12.54%            5.18%              5.39%
     shares
----------------------------------------------------------- --------------- ------------------- ----------------
The Labor Select International Equity Portfolio
(Inception 12/19/95)
----------------------------------------------------------- --------------- ------------------- ----------------
     before taxes                                               28.71%            5.42%              8.44%
----------------------------------------------------------- --------------- ------------------- ----------------
     after taxes on distributions                               27.58%            3.90%              6.98%
----------------------------------------------------------- --------------- ------------------- ----------------
     after taxes on distributions and sale of Portfolio         17.53%            3.95%              6.45%
     shares
----------------------------------------------------------- --------------- ------------------- ----------------
The Intermediate Fixed Income Portfolio
(Inception 3/12/96)
----------------------------------------------------------- --------------- ------------------- ----------------
     before taxes                                               6.83%             6.32%              6.53%
----------------------------------------------------------- --------------- ------------------- ----------------
     after taxes on distributions                               5.06%             3.88%              4.06%
----------------------------------------------------------- --------------- ------------------- ----------------
     after taxes on distributions and sale of Portfolio         4.17%             3.83%              3.99%
     shares
----------------------------------------------------------- --------------- ------------------- ----------------
The High-Yield Bond Portfolio
(Inception 12/2/96)
----------------------------------------------------------- --------------- ------------------- ----------------
     before taxes                                               36.87%            5.59%              6.57%
----------------------------------------------------------- --------------- ------------------- ----------------
     after taxes on distributions                               31.89%            0.79%              2.11%
----------------------------------------------------------- --------------- ------------------- ----------------
     after taxes on distributions and sale of Portfolio         22.25%            1.91%              2.92%
     shares
----------------------------------------------------------- --------------- ------------------- ----------------
The International Fixed Income Portfolio
(Inception 4/11/97)
----------------------------------------------------------- --------------- ------------------- ----------------
     before taxes                                               22.14%            5.82%              6.44%
----------------------------------------------------------- --------------- ------------------- ----------------
     after taxes on distributions                               20.03%            4.64%              5.19%
----------------------------------------------------------- --------------- ------------------- ----------------
     after taxes on distributions and sale of Portfolio         13.40%            4.06%              4.56%
     shares
----------------------------------------------------------- --------------- ------------------- ----------------
The Emerging Markets Portfolio
(Inception 4/14/97)
----------------------------------------------------------- --------------- ------------------- ----------------
     before taxes                                               62.19%            15.34%             3.02%
----------------------------------------------------------- --------------- ------------------- ----------------
     after taxes on distributions                               60.24%            14.38%             2.25%
----------------------------------------------------------- --------------- ------------------- ----------------
     after taxes on distributions and sale of Portfolio         37.78%            12.22%             1.96%
     shares
----------------------------------------------------------- --------------- ------------------- ----------------


----------------------------------------------------------- --------------- ------------------- ----------------
                                                                                                 10 years ended
                                                             1 year ended     5 years ended       10/31/03 or
                                                               10/31/03          10/31/03         Life of Fund
----------------------------------------------------------- --------------- ------------------- ----------------
The Global Equity Portfolio
(Inception 10/15/97)
----------------------------------------------------------- --------------- ------------------- ----------------
     before taxes                                               26.26%            2.10%              2.31%
----------------------------------------------------------- --------------- ------------------- ----------------
     after taxes on distributions                               25.17%            1.08%              1.42%
----------------------------------------------------------- --------------- ------------------- ----------------
     after taxes on distributions and sale of Portfolio         15.98%            1.23%              1.46%
     shares
----------------------------------------------------------- --------------- ------------------- ----------------
The Real Estate Investment Trust Portfolio II
(Inception 11/4/97)
----------------------------------------------------------- --------------- ------------------- ----------------
     before taxes                                               31.00%            13.94%             9.09%
----------------------------------------------------------- --------------- ------------------- ----------------
     after taxes on distributions                               29.22%            12.01%             7.50%
----------------------------------------------------------- --------------- ------------------- ----------------
     after taxes on distributions and sale of Portfolio         18.80%            10.39%             6.52%
     shares
----------------------------------------------------------- --------------- ------------------- ----------------
The Small-Cap Growth Equity Portfolio
(Inception 9/15/98)
----------------------------------------------------------- --------------- ------------------- ----------------
     before taxes                                               32.18%            9.55%             11.46%
----------------------------------------------------------- --------------- ------------------- ----------------
     after taxes on distributions                               32.18%            8.71%             10.63%
----------------------------------------------------------- --------------- ------------------- ----------------
     after taxes on distributions and sale of Portfolio         19.76%            7.50%              9.14%
     shares
----------------------------------------------------------- --------------- ------------------- ----------------
The Small-Cap Growth II Equity Portfolio2
----------------------------------------------------------- --------------- ------------------- ----------------
     before taxes                                                N/A               N/A                N/A
----------------------------------------------------------- --------------- ------------------- ----------------
     after taxes on distributions                                N/A               N/A                N/A
----------------------------------------------------------- --------------- ------------------- ----------------
     after taxes on distributions and sale of Portfolio          N/A               N/A                N/A
     shares
----------------------------------------------------------- --------------- ------------------- ----------------
The Small-Cap Value Equity Portfolio
(Inception 3/29/99)
----------------------------------------------------------- --------------- ------------------- ----------------
     before taxes                                               37.52%             N/A              12.91%
----------------------------------------------------------- --------------- ------------------- ----------------
     after taxes on distributions                               35.73%             N/A              11.82%
----------------------------------------------------------- --------------- ------------------- ----------------
     after taxes on distributions and sale of Portfolio         23.71%             N/A              10.19%
     shares
----------------------------------------------------------- --------------- ------------------- ----------------



----------------------------------------------------------- --------------- ------------------- ----------------
The International Small-Cap Portfolio
(Inception 7/20/99)
----------------------------------------------------------- --------------- ------------------- ----------------
     before taxes                                               44.62%             N/A               4.42%
----------------------------------------------------------- --------------- ------------------- ----------------
     after taxes on distributions                               43.31%             N/A               3.03%
----------------------------------------------------------- --------------- ------------------- ----------------
     after taxes on distributions and sale of Portfolio         27.15%             N/A               2.91%
     shares
----------------------------------------------------------- --------------- ------------------- ----------------
The International Large-Cap Equity Portfolio
(Inception 12/14/99)
----------------------------------------------------------- --------------- ------------------- ----------------
     before taxes                                               26.79%             N/A              -0.41%
----------------------------------------------------------- --------------- ------------------- ----------------
     after taxes on distributions                               25.02%             N/A              -1.22%
----------------------------------------------------------- --------------- ------------------- ----------------
     after taxes on distributions and sale of Portfolio         16.60%             N/A              -0.70%
     shares
----------------------------------------------------------- --------------- ------------------- ----------------
The All-Cap Growth Equity Portfolio
(Inception 3/3/00)
----------------------------------------------------------- --------------- ------------------- ----------------
     before taxes                                               33.79%             N/A              -14.38%
----------------------------------------------------------- --------------- ------------------- ----------------
     after taxes on distributions                               33.79%             N/A              -14.38%
----------------------------------------------------------- --------------- ------------------- ----------------
     after taxes on distributions and sale of Portfolio         20.75%             N/A              -11.00%
     shares
----------------------------------------------------------- --------------- ------------------- ----------------
The Large-Cap Growth Equity Portfolio
(Inception 10/31/00)
----------------------------------------------------------- --------------- ------------------- ----------------
     before taxes                                               18.47%             N/A              -18.00%
----------------------------------------------------------- --------------- ------------------- ----------------
     after taxes on distributions                               18.41%             N/A              -18.09%
----------------------------------------------------------- --------------- ------------------- ----------------
     after taxes on distributions and sale of Portfolio         11.33%             N/A              -13.81%
     shares
----------------------------------------------------------- --------------- ------------------- ----------------
The Core Plus Fixed Income Portfolio
(Inception 6/28/02)
----------------------------------------------------------- --------------- ------------------- ----------------
     Before taxes                                               9.01%              N/A               9.41%
----------------------------------------------------------- --------------- ------------------- ----------------
     After taxes on distributions                               8.08%              N/A               8.71%
----------------------------------------------------------- --------------- ------------------- ----------------
     After taxes on distributions and sale of Portfolio         5.49%              N/A               7.18%
     shares
----------------------------------------------------------- --------------- ------------------- ----------------

(1) Certain expenses of the Portfolios have been waived and paid by the respective investment advisor. In the absence of such waiver and payment, performance would have been affected negatively.
(2)  Commenced operations on December 1, 2003.

         The total return for Delaware REIT Fund A Class of The Real Estate Investment Trust Portfolio at offer reflects the maximum front-end sales charge of 5.75% paid on the purchase of shares. The total return for Delaware REIT Fund A Class at net asset value (NAV) does not reflect the payment of any front-end sales charge. The Limited CDSC, applicable only to certain redemptions of those shares, is not deducted from any computation of total return. The Portfolio may also present total return information for The Real Estate Investment Trust Portfolio that does not reflect the deduction of the maximum front-end sales charge with respect to Delaware REIT Fund A Class. Securities prices fluctuated during the period covered and the past results should not be considered as representative of future performance. No return information currently is provided for Class R.

----------------------------------------------------------- ------------- ------------- -------------
                                                                            5 years
Average Annual Total Return(1)                               1 year ended    ended
The Real Estate Investment Trust Portfolio                    10/31/03      10/31/03    Life of Fund
----------------------------------------------------------- ------------- ------------- -------------
The Real Estate Investment Trust Portfolio Class(2)
(Inception 11/4/97)
----------------------------------------------------------- ------------- ------------- -------------
     before taxes                                              30.90%        13.47%        15.40%
----------------------------------------------------------- ------------- ------------- -------------
     after taxes on distributions                              28.21%        10.97%        12.51%
----------------------------------------------------------- ------------- ------------- -------------
     after taxes on distributions and sale of Portfolio        19.08%        9.82%         11.43%
     shares
----------------------------------------------------------- ------------- ------------- -------------

(1) Certain expenses of the Portfolio have been waived and paid by the investment advisor. In the absence of such waiver and payment, performance would have been affected negatively.
(2) The Real Estate Investment Trust Portfolio Class commenced operations on November 4, 1997. Pursuant to applicable regulation, total return shown for the class prior to commencement of operations is that of the original (and then only) class of shares offered by The Real Estate Investment Trust Portfolio. That original class has been redesignated Delaware REIT Fund A Class. Like The Real Estate Investment Trust Portfolio Class, the original class, prior to its redesignation, did not carry a front-end sales charge and was not subject to Rule 12b-1 distribution expenses.
(3)  Date of initial sale of the original class (now Delaware REIT Fund A
     Class).

-------------------------------------------------------------------- ------------- ------------- -------------- -------------
                                                                                      Period         Period
                                                                                      5 years      11/11/97(3)    12/6/95(4)
Average Annual Total Return(1)                                      1 year ended       ended         through       through
The Real Estate Investment Trust Portfolio                             10/31/03      10/31/03       10/31/03       10/31/03
-------------------------------------------------------------------- ------------- ------------- -------------- -------------
Delaware REIT Fund
(Inception 11/4/97)
-------------------------------------------------------------------- ------------- ------------- -------------- -------------
     Class A at offer before taxes(2)                                   23.12%        11.86%          N/A          14.32%
-------------------------------------------------------------------- ------------- ------------- -------------- -------------
     Class A at offer after taxes on distributions                      20.70%        9.51%           N/A          11.54%
-------------------------------------------------------------------- ------------- ------------- -------------- -------------
     Class A at offer after taxes on distributions and sale of          14.31%        8.53%           N/A          10.53%
     fund shares
-------------------------------------------------------------------- ------------- ------------- -------------- -------------
     Class A at NAV before taxes(2)                                     30.59%        13.19%          N/A          15.18%
-------------------------------------------------------------------- ------------- ------------- -------------- -------------
     Institutional Class before taxes(3)                                30.80%        13.47%         9.10%          N/A
-------------------------------------------------------------------- ------------- ------------- -------------- -------------
     Institutional Class after taxes on distributions                   28.11%        10.97%         6.37%          N/A
-------------------------------------------------------------------- ------------- ------------- -------------- -------------
     Institutional Class after taxes on distributions and sale of       19.03%        9.82%          5.97%          N/A
     fund shares
-------------------------------------------------------------------- ------------- ------------- -------------- -------------

(1) Certain expenses of the Portfolios have been waived and paid by the investment advisor. In the absence of such waiver and payment, performance would have been affected negatively.
(2) The total return presented above is based upon the performance of the original (and then only) class of shares offered by The Real Estate Investment Trust Portfolio, which did not carry a front-end sales charge and was not subject to Rule 12b-1 distribution expenses. That original class has been redesignated Delaware REIT Fund A Class. Effective November 4, 1997, a front-end sales charge of 5.75% was imposed on sales of those shares and effective November 11, 1997, a 12b-1 distribution fee of up to 0.30% has been assessed annually. All performance numbers for Delaware REIT Fund A Class (at Offer) are calculated giving effect to the sales charge. For periods prior to November 11, 1997, no adjustment has been made to reflect the effect of 12b-1 payments. Performance on and after November 11, 1997 includes the effect of such 12b-1 payments. Delaware REIT Fund A Class is subject to other expenses (at a higher rate than applicable to the original class) which may affect performance of the Class.
(3) Delaware REIT Fund Institutional Class commenced operations on November 11, 1997.
(4)  Date of initial sale of the original class (now Delaware REIT Fund
     A Class).

--------------------------------------------------------------------------- ------------- ------------- --------------
Average Annual Total Return(1)                                              1 year ended    5 years          Life
                                                                                             ended            of
The Real Estate Investment Trust Portfolio                                    10/31/03      10/31/03        Fund(3)
--------------------------------------------------------------------------- ------------- ------------- --------------
Delaware REIT Fund
--------------------------------------------------------------------------- ------------- ------------- --------------
     Class B including CDSC before taxes(2)                                    25.53%        12.05%         7.86%
--------------------------------------------------------------------------- ------------- ------------- --------------
     Class B including CDSC after taxes on distributions(2)                    23.33%        9.97%          5.53%
--------------------------------------------------------------------------- ------------- ------------- --------------
     Class B including CDSC after taxes on distributions and sale of fund      15.84%        8.88%          5.19%
     shares(2)
--------------------------------------------------------------------------- ------------- ------------- --------------
     Class B excluding CDSC before taxes                                       29.53%        12.33%         8.03%
--------------------------------------------------------------------------- ------------- ------------- --------------
     Class C including CDSC before taxes                                       28.53%        12.33%         8.03%
--------------------------------------------------------------------------- ------------- ------------- --------------
     Class C including CDSC after taxes on distributions                       26.33%        10.28%         5.72%
--------------------------------------------------------------------------- ------------- ------------- --------------
     Class C including CDSC after taxes on distributions and sale of fund      17.68%        9.13%          5.35%
     shares
--------------------------------------------------------------------------- ------------- ------------- --------------
     Class C excluding CDSC before taxes                                       29.53%        12.33%         8.03%
--------------------------------------------------------------------------- ------------- ------------- --------------
     Class R before taxes                                                       N/A           N/A          13.02%
--------------------------------------------------------------------------- ------------- ------------- --------------

(1) Reflects applicable expense caps in effect during the periods. See Investment Management Agreement and Sub-Advisory Agreement for information regarding expense caps for the Funds. In the absence of such voluntary waivers, performance would have been affected negatively.
(2) Effective November 18, 2002, the CDSC schedule for Class B Shares will be changed to: 4.00% during the first year, 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year, and 0.00% thereafter. The above figures have been calculated using this new schedule. For the period November 2, 1998 through November 18, 2002, the CDSC schedule for Class B Shares was: (i) 5% if shares are redeemed within one year of purchase (ii) 4% if shares are redeemed during the second year; (iii) 3% if shares are redeemed during the third or fourth year; (iv) 2% if shares are redeemed during the fifth year;
     (v) 1% if shares are redeemed during the sixth year; and (v) 0% thereafter.
(3) Delaware REIT Fund Class B, Class C and Class R commenced operations on November 11, 1997. November 11, 1997 and June 2, 2003, respectively.

         Pooled Trust may also quote each Portfolio's current yield, calculated as described below, in advertisements and investor communications.

The yield computation is determined by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period and annualizing the resulting figure, according to the following formula:
                                                     a--b 6
                                 YIELD = 2[(-------- + 1) -- 1]
                                                 Cd

     Where:   a  =     dividends and interest earned during the period;

              b  =     expenses accrued for the period (net of reimbursements);

              c  =     the average daily number of shares outstanding during the
                       period that were entitled to receive dividends;

              D = the maximum offering price per share on the last day of the period.

         The above formula will be used in calculating quotations of yield, based on specific 30-day periods identified in advertising by a Portfolio. Yield quotations are based on the Portfolio's net asset value on the last day of the period and will fluctuate depending on the period covered.

         Investors should note that income earned and dividends paid by The Intermediate Fixed Income Portfolio, The Global Fixed Income Portfolio, The International Fixed Income Portfolio, The High-Yield Bond Portfolio and The Core Plus Fixed Income Portfolio will also vary depending upon fluctuation in interest rates and performance of each Portfolio.

         The net asset value of these seven Portfolios will fluctuate in value inversely to movements in interest rates and, therefore, will tend to rise when interest rates fall and fall when interest rates rise. Likewise, the net asset value for these Portfolios will vary from day to day depending upon fluctuation in the prices of the securities held by each Portfolio. Thus, investors should consider net asset value fluctuation as well as yield in making an investment decision.

         Each Portfolio's total return performance will be computed by adding all reinvested income and realized securities profits distributions plus the change in net asset value during a specific period and dividing by the net asset value at the beginning of the period. The computation will not reflect the impact of any income taxes payable by shareholders (who are subject to such tax) on the reinvested distributions included in the calculation. Portfolio shares are sold without a sales charge, except for Delaware REIT Fund A Class, Delaware REIT Fund B Class and Delaware REIT Fund C Class of The Real Estate Investment Trust Portfolio. Because security prices fluctuate, past performance should not be considered as a representation of the results which may be realized from an investment in the Portfolios in the future.

         Pooled Trust may promote the total return performance of The Real Estate Investment Trust Portfolio II by comparison to the original class (prior to its redesignation as Delaware REIT Fund A Class) of The Real Estate Investment Trust Portfolio.

         From time to time, each Portfolio may also quote its actual total return performance, dividend results and other performance information in advertising and other types of literature. This information may be compared to that of other mutual funds with similar investment objectives and to stock, bond and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a Portfolio may be compared to data prepared by Lipper Analytical Services, Inc., Morningstar, Inc., or to the S&P 500 Index, the Dow Jones Industrial Average, the Morgan Stanley Capital International (MSCI), Europe, Australia and Far East (EAFE) Index, the MSCI Emerging Markets Free Index, or the Citigroup World Government Bond Index. Performance also may be compared to data prepared by Lipper Analytical Services, Inc., Morningstar, Inc. or the performance of unmanaged indices compiled or maintained by statistical research firms such as Lehman Brothers or Citigroup, Inc.

         Citigroup and Lehman Brothers are statistical research firms that maintain databases of international market, bond market, corporate and government-issued securities of various maturities. This information, as well as unmanaged indices compiled and maintained by these firms, will be used in preparing comparative illustrations. In addition, the performance of multiple indices compiled and maintained by these firms may be combined to create a blended performance result for comparative purposes. Generally, the indices selected will be representative of the types of securities in which a Portfolio may invest and the assumptions that were used in calculating the blended performance will be described.

         Lipper Analytical Services, Inc. maintains statistical performance databases, as reported by a diverse universe of independently-managed mutual funds. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare a Portfolio's performance to another fund in appropriate categories over specific time periods also may be quoted in advertising and other types of literature. The S&P 500 and the Dow Jones Industrial Average are industry-accepted unmanaged indices of generally-conservative securities used for measuring general market performance. Similarly, the MSCI EAFE Index, the MSCI Emerging Markets Free Index, and the Citigroup World Government Bond Index are industry-accepted unmanaged indices of equity securities in developed countries and global debt securities, respectively, used for measuring general market performance. The total return performance reported for these indices will reflect the reinvestment of all distributions on a quarterly basis and market price fluctuations. The indices do not take into account any sales charges or other fees. A direct investment in an unmanaged index is not possible.


         Comparative information on the Consumer Price Index may also be included in advertisements or other literature. The Consumer Price Index, as prepared by the U.S. Bureau of Labor Statistics, is the most commonly used measure of inflation. It indicates the cost fluctuations of a representative group of consumer goods. It does not represent a return from an investment.

         Current interest rate and yield information on government debt obligations of various durations, as reported weekly by the Federal Reserve (Bulletin H.15), may also be used. As well, current industry rate and yield information on all industry available fixed-income securities, as reported weekly by The Bond Buyer, may also be used in preparing comparative illustrations.

         A Portfolio may also promote its yield and/or total return performance and use comparative performance information computed by and available from certain industry and general market research and publications, such as Lipper Analytical Services, Inc. and Morningstar, Inc.


         The performance of multiple indices compiled and maintained by statistical research firms, such as Morgan Stanley, Citigroup and Lehman Brothers, may be combined to create a blended performance result for comparative purposes. Generally, the indices selected will be representative of the types of securities in which a Portfolio may invest and the assumptions that were used in calculating the blended performance will be described.

         CRA Rogers Casey is an investment management consulting firm specializing in investment and market research for endowments and pension plans. CRA Rogers Casey will be maintaining, on behalf of Pooled Trust, peer group comparison composites for each Portfolio. The peer group composites will be constructed by selecting publicly-offered mutual funds that have investment objectives that are similar to those maintained by each Portfolio. CRA Rogers Casey will also be preparing performance analyses of actual Portfolio performance, and benchmark index exhibits, for inclusion in client quarterly review packages.


         Ibbotson Associates of Chicago, Illinois ("Ibbotson") provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the Consumer Price Index), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. A Portfolio may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the Portfolio. A Portfolio may also compare performance to that of other compilations or indices that may be developed and made available in the future.

         A Portfolio may include discussions or illustrations of the potential investment goals of a prospective investor (including materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting, questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return and action plans offering investment alternatives), investment management techniques, policies or investment suitability of a Portfolio (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments or global or international investments), economic and political conditions, the relationship between sectors of the economy and the economy as a whole, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time advertisements, sales literature, communications to shareholders or other materials may summarize the substance of information contained in shareholder reports (including the investment composition of a Portfolio), as well as the views as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Portfolio. In addition, selected indices may be used to illustrate historic performance of selected asset classes. The Portfolio may also include in advertisements, sales literature, communications to shareholders or other materials, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, domestic and international stocks, and/or bonds, treasury bills and shares of a Portfolio. In addition, advertisements, sales literature, communications to shareholders or other materials may include a discussion of certain attributes or benefits to be derived by an investment in the Portfolio and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning (such as information on Roth IRAs and Coverdell Education Savings Accounts) and investment alternative to certificates of deposit and other financial instruments. Such sales literature, communications to shareholders or other materials may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

         Materials may refer to the CUSIP numbers of a Portfolio and may illustrate how to find the listings of a Portfolio in newspapers and periodicals. Materials may also include discussions of other Portfolios, products, and services.

         A Portfolio may quote various measures of volatility and benchmark correlation in advertising. In addition, the Portfolio may compare these measures to those of other funds. Measures of volatility seek to compare the historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. Measures of volatility and correlation may be calculated using averages of historical data. A Portfolio may advertise its current interest rate sensitivity, duration, weighted average maturity or similar maturity characteristics. Advertisements and sales materials relating to a Portfolio may include information regarding the background and experience of its portfolio managers.

         The following tables are an example, for purposes of illustration only, of cumulative total return performance for the Portfolios operating as of October 31, 2003. For these purposes, the calculations assume the reinvestment of any capital gains distributions and income dividends paid during the indicated periods.


                           Cumulative Total Return (1)
------------------------------------------------ --------- ------------ ------------ ----------- ------------ ------------ ---------
                                                 3 months   6 months     9 months    1 year        3 years      5 years    10 years
                                                 ended        ended        ended       ended        ended        ended     ended
                                                  10/31/03  10/31/03     10/31/03     10/31/03    10/31/03     10/31/03    10/31/03
                                                                                                                           or Life
                                                                                                                           of Fund
------------------------------------------------ --------- ------------ ------------ ----------- ------------ ------------ ---------
The Large Cap Value Equity Portfolio               5.06%     13.92%       21.18%       20.60%       2.73%       15.27%      167.70%
(Inception 2/3/92)
------------------------------------------------ --------- ------------ ------------ ----------- ------------ ------------ ---------
The International Equity Portfolio                 7.90%     23.33%       30.53%       28.50%      11.86%       29.83%      107.70%
(Inception 2/4/92)
------------------------------------------------ --------- ------------ ------------ ----------- ------------ ------------ ---------
The Mid-Cap Growth Equity Portfolio                9.86%     24.71%       32.38%       31.84%      -31.72%      56.23%      153.59%
(Inception 2/27/92)
------------------------------------------------ --------- ------------ ------------ ----------- ------------ ------------ ---------
The Global Fixed Income Portfolio                  3.81%      5.50%       10.19%       20.68%      58.57%       40.14%      119.31%
(Inception 11/30/92)
------------------------------------------------ --------- ------------ ------------ ----------- ------------ ------------ ---------
The Labor Select International Equity Portfolio    7.23%     22.71%       30.93%       28.71%      14.46%       30.17%       89.16%
(Inception 12/19/95)
------------------------------------------------ --------- ------------ ------------ ----------- ------------ ------------ ---------
The Intermediate Fixed Income Portfolio            2.44%      1.42%        4.03%       6.83%       25.40%       35.87%       62.13%
(Inception 3/12/96)
------------------------------------------------ --------- ------------ ------------ ----------- ------------ ------------ ---------
The High-Yield Bond Portfolio                      6.07%     10.57%       23.63%       36.87%      27.51%       31.25%       55.23%
(Inception 12/2/96)
------------------------------------------------ --------- ------------ ------------ ----------- ------------ ------------ ---------
The International Fixed Income Portfolio           4.25%      5.88%       10.86%       22.14%      58.13%       32.67%       50.57%
(Inception 4/11/97)
------------------------------------------------ --------- ------------ ------------ ----------- ------------ ------------ ---------
The Emerging Markets Portfolio                     19.89%    47.38%       48.81%       62.19%      63.89%      104.14%       21.51%
(Inception 4/14/97)
------------------------------------------------ --------- ------------ ------------ ----------- ------------ ------------ ---------
The Global Equity Portfolio                        5.82%     19.74%       27.59%       26.26%       4.45%       10.97%       14.82%
(Inception 10/15/97)
------------------------------------------------ --------- ------------ ------------ ----------- ------------ ------------ ---------
The Real Estate Investment Trust Portfolio II      5.80%     19.23%       28.24%       31.00%      55.91%       92.02%       68.46%
(Inception 11/4/97)
------------------------------------------------ --------- ------------ ------------ ----------- ------------ ------------ ---------
The Small-Cap Growth Equity Portfolio              8.33%     21.73%       32.31%       32.18%     -29.34%       57.78%       74.48%
(Inception 9/15/98)
------------------------------------------------ --------- ------------ ------------ ----------- ------------ ------------ ---------
The Small-Cap Growth II Equity Portfolio1           N/A        N/A          N/A         N/A          N/A          N/A         N/A
(Inception 12/1/03)
------------------------------------------------ --------- ------------ ------------ ----------- ------------ ------------ ---------
The Small-Cap Value Equity Portfolio               11.20%    28.02%       38.12%       37.52%      55.19%         N/A        74.87%
(Inception 3/29/99)
------------------------------------------------ --------- ------------ ------------ ----------- ------------ ------------ ---------
The International Small-Cap Portfolio              14.65%    34.33%       44.09%       44.62%      21.91%         N/A        20.38%
(Inception 7/20/99)
------------------------------------------------ --------- ------------ ------------ ----------- ------------ ------------ ---------
The International Large-Cap Equity Portfolio        7.80%    22.38%       29.91%       26.79%       2.29%         N/A        -1.58%
(Inception 12/14/99)
------------------------------------------------ --------- ------------ ------------ ----------- ------------ ------------ ---------
The All-Cap Growth Equity Portfolio                 7.51%    21.14%       33.42%       33.79%     -44.47%         N/A       -42.71%
(Inception 3/31/00)
------------------------------------------------ --------- ------------ ------------ ----------- ------------ ------------ ---------
The Large-Cap Growth Equity Portfolio               5.68%    11.78%       21.41%       18.47%     -44.89%         N/A       -44.89%
(Inception 10/31/00)
------------------------------------------------ --------- ------------ ------------ ----------- ------------ ------------ ---------
The Core Plus Fixed Income Portfolio                3.53%     2.18%        5.99%        9.01%         N/A         N/A        12.86%
(Inception 6/28/02)
------------------------------------------------ --------- ------------ ------------ ----------- ------------ ------------ ---------

(1)      Commenced operations on December 1, 2003.

         Certain expenses of the Portfolios have been waived and paid by the respective investment advisor. In the absence of such waiver and payment, performance would have been affected negatively.

         The cumulative total return for Class A Shares of The Real Estate Investment Trust Portfolio at offer reflects the maximum front-end sales charge of 5.75% paid on the purchase of shares. The cumulative total return for Class B and C Shares of the Real Estate Investment Trust Portfolio including CDSC reflects the deduction of the applicable CDSC that would be paid if the shares were redeemed at October 31, 2003. The cumulative total return for Class B and C Shares excluding CDSC assumes the shares were not redeemed at October 31, 2003 and therefore does not reflect the deduction of a CDSC.

         Securities prices fluctuated during the periods covered and past results should not be considered as representative of future performance.

    ----------------------------------------------------------------------------
                            Cumulative Total Return (1)
                     The Real Estate Investment Trust Portfolio

    ----------------------------------------------------------------------------
    The Real Estate Investment Trust Portfolio Class (2)
    ---------------------------------------------------- -----------------------
    3 months ended 10/31/03                                       5.87%
    ---------------------------------------------------- -----------------------
    6 months ended 10/31/03                                      18.79%
    ---------------------------------------------------- -----------------------
    9 months ended 10/31/03                                      27.82%
    ---------------------------------------------------- -----------------------
    1 year ended 10/31/03                                        30.90%
    ---------------------------------------------------- -----------------------
    3 years ended 10/31/03                                       54.10%
    ---------------------------------------------------- -----------------------
    5 years ended 10/31/03                                       88.09%
    ---------------------------------------------------- -----------------------
    Period 12/6/95(3) through 10/31/03                          210.25%
    ---------------------------------------------------- -----------------------

(1) Certain expenses of the Portfolio have been waived and paid by the investment advisor. In the absence of such waiver and payment, performance would have been affected negatively.
(2) The Real Estate Investment Trust Portfolio Class commenced operations on November 4, 1997. Pursuant to applicable regulation, total return shown for the class prior to commencement of operations is that of the original (and then only) class of shares offered by The Real Estate Investment Trust Portfolio. That original class has been redesignated Delaware REIT Fund A Class. Like The Real Estate Investment Trust Portfolio Class, the original class, prior to its redesignation, did not carry a front-end sales charge and was not subject to Rule 12b-1 distribution expenses.
(3)  Date of initial sale of the original class (now Delaware REIT Fund A
     Class).

-----------------------------------------------------------------------------------------
                        Cumulative Total Return(1)
               The Real Estate Investment Trust Portfolio

----------------------------------- ----------------------- -----------------------------
                                      Delaware REIT Fund A       Delaware REIT Fund
                                      Class (at Offer)(2)      Institutional Class(3)
----------------------------------- ----------------------- -----------------------------
3 months ended 10/31/03                     -0.27%                   5.81%
----------------------------------- ----------------------- -----------------------------
6 months ended 10/31/03                     11.84%(5)               18.79%
----------------------------------- ----------------------- -----------------------------
9 months ended 10/31/03                     20.29%                  27.82%
----------------------------------- ----------------------- -----------------------------
1 year ended 10/31/03                       23.12%                  30.80%
----------------------------------- ----------------------- -----------------------------
3 years ended 10/31/03                      44.11%                  53.98%
----------------------------------- ----------------------- -----------------------------
5 years ended 10/31/03                      75.14%                  88.08%
----------------------------------- ----------------------- -----------------------------
Period 11/11/97(3) through 10/31/03            N/A                  68.21%
----------------------------------- ----------------------- -----------------------------
Period 12/6/95(4) through 10/31/03         188.00%                     N/A
----------------------------------- ------------------------------------------------------

(1) Certain expenses of the Portfolio have been waived and paid by the investment advisor. In the absence of such waiver and payment, performance would have been affected negatively.
(2) The total return presented above is based upon the performance of the original (and then only) class of shares offered by The Real Estate Investment Trust Portfolio, which did not carry a front-end sales charge and was not subject to Rule 12b-1 distribution expenses. That original class has been redesignated Delaware REIT Fund A Class. Effective November 4, 1997, a front-end sales charge of 5.75% was imposed on sales of those shares and effective November 11, 1997, a 12b-1 distribution fee of up to 0.30% has been assessed annually. All performance numbers for Delaware REIT Fund A Class (at Offer) are calculated giving effect to the sales charge. For periods prior to November 11, 1997, no adjustment has been made to reflect the effect of 12b-1 payments. Performance on and after November 11, 1997 includes the effect of such 12b-1 payments. Delaware REIT Fund A Class is subject to other expenses (at a higher rate than applicable to the original class) which may affect performance of the Class.
(3) Delaware REIT Fund Institutional Class commenced operations on November 11, 1997.
(4)  Date of initial sale of the original class (now Delaware REIT Fund A
     Class).

(5) Cumulative total return at net asset value was 18.68% for the year ended October 31, 2003.

                                             Cumulative Total Return(1)
---------------------------- ------------- ------------- -------------- ------------ ------------ ------------
                                                                                                    Period
    Delaware REIT Fund         3 months      6 months      9 months       1 year       3 years     11/11/97
                                ended         ended          ended         ended        ended       through
                               10/31/03      10/31/03      10/31/03      10/31/03     10/31/03     10/31/03
---------------------------- ------------- ------------- -------------- ------------ ------------ ------------
Class B
Including CDSC(2)
(Inception 11/11/97)            1.60%         14.16%        22.85%        25.53%       46.71%       57.13%
---------------------------- ------------- ------------- -------------- ------------ ------------ ------------
Class B
Excluding CDSC
(Inception 11/11/97)            5.60%         18.16%        26.85%        29.53%       49.46%       58.63%
---------------------------- ------------- ------------- -------------- ------------ ------------ ------------
Class C
Including CDSC(2)
(Inception 11/11/97)            4.53%         17.16%        25.85%        28.53%       49.46%       58.63%
---------------------------- ------------- ------------- -------------- ------------ ------------ ------------
Class C
excluding CDSC
(Inception (11/11/97)           5.53%         18.16%        26.85%        29.53%       49.46%       58.63%
---------------------------- ------------- ------------- -------------- ------------ ------------ ------------
Class R
(Inception 6/2/03)(3)           5.66%          N/A            N/A           N/A          N/A          N/A
---------------------------- ------------- ------------- -------------- ------------ ------------ ------------

(1) Reflects applicable expense caps in effect during the periods. See Investment Management Agreement and Sub-Advisory Agreement for information regarding expense caps for the Funds. In the absence of such voluntary waivers, performance would have been affected negatively.
(2) Effective November 18, 2002, the CDSC schedule for Class B Shares was changed to: 4.00% during the first year, 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year, and 0.00% thereafter. The above figures have been calculated using this new schedule. For the period November 2, 1998 through November 18, 2002, the CDSC schedule for Class B Shares was: (i) 5% if shares are redeemed within one year of purchase (ii) 4% if shares are redeemed during the second year; (iii) 3% if shares are redeemed during the third or fourth year; (iv) 2% if shares are redeemed during the fifth year;
     (v) 1% if shares are redeemed during the sixth year; and (v) 0% thereafter.
(3)  Commenced operations on June 2, 2003.



         In addition, information will be provided that discusses the overriding investment philosophies of Delaware and Delaware International and how those philosophies impact each Portfolio in the strategies Pooled Trust employs in seeking respective Portfolio objectives. Since the investment disciplines being employed for each Portfolio are based on the disciplines and strategies employed by an affiliate of Delaware and Delaware International to manage institutional separate accounts, investment strategies and disciplines of these entities may also be discussed.

         The Large-Cap Value Equity Portfolio's strategy relies on the consistency, reliability and predictability of corporate dividends. Dividends tend to rise over time, despite market conditions, and keep pace with rising prices; they are paid out in "current" dollars. Just as important, current dividend income can help lessen the effects of adverse market conditions. This equity dividend discipline, coupled with the potential for capital gains, seeks to provide investors with a consistently higher total-rate-of-return over time. In implementing this strategy, the investment advisor seeks to buy securities with a yield higher than the average of the S&P 500 Index. If a security held by the Portfolio moves out of the acceptable yield range, it typically is sold. This strict buy/sell discipline is instrumental in implementing The Large-Cap Value Equity Portfolio strategy.

FINANCIAL STATEMENTS

         Ernst & Young LLP serves as the independent auditors for Pooled Trust and, in its capacity as such, audits the annual financial statements of the Portfolios. Each Portfolio's, other than The Small-Cap Growth II Equity Portfolio, Statement of Net Assets, Statement of Assets and Liabilities (as applicable), Statement of Operations, Statement of Changes in Net Assets, Financial Highlights and Notes to Financial Statements, as well as the report of Ernst & Young LLP for the fiscal year ended October 31, 2003, are included in the Portfolio's Annual Report to shareholders. The financial statements, financial highlights, the notes relating thereto and the reports of Ernst & Young LLP listed above are incorporated by reference from the Annual Reports into this Part B. The Small-Cap Growth II Equity Portfolio commenced operations after the close of the fiscal year.

APPENDIX A--RATINGS

Bonds

           Excerpts from Moody's description of its bond ratings: Aaa--judged to be the best quality. They carry the smallest degree of investment risk; Aa--judged to be of high quality by all standards; A--possess favorable attributes and are considered "upper medium" grade obligations; Baa--considered as medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; Ba--judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B--generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; Caa--are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca--represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C--the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

           Excerpts from S&P's description of its bond ratings: AAA--highest grade obligations. They possess the ultimate degree of protection as to principal and interest; AA--also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in a small degree; A--strong ability to pay interest and repay principal although more susceptible to changes in circumstances; BBB--regarded as having an adequate capacity to pay interest and repay principal; BB, B, CCC, CC--regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions; C--reserved for income bonds on which no interest is being paid; D--in default, and payment of interest and/or repayment of principal is in arrears.

           Excerpts from Fitch's description of its bond ratings: AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events; AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+; A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances that bonds with higher ratings; BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings; BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements; B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue; CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment; CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time; C--Bonds are in imminent default in payment of interest or principal; and DDD, DD and D--Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

           Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

Commercial Paper
           Excerpts from Moody's description of its two highest commercial paper ratings: P-1--the highest grade possessing greatest relative strength; P-2--second highest grade possessing less relative strength than the highest grade.

           Excerpts from S&P's description of its two highest commercial paper ratings: A-1--judged to be the highest investment grade category possessing the highest relative strength; A-2--investment grade category possessing less relative strength than the highest rating.

APPENDIX B--INVESTMENT OBJECTIVES OF THE FUNDS IN THE DELAWARE INVESTMENTS
FAMILY

        Following is a summary of the investment objectives of the funds in the Delaware Investments family:

        Delaware Diversified Income Fund seeks to provide investors with high current income and total return by using a multi-sector investment approach, investing principally in three sectors of the fixed-income securities markets: high-yield, higher risk securities, investment-grade fixed-income securities and foreign government and other foreign fixed-income securities. Delaware U.S. Growth Fund seeks to maximize capital appreciation by investing in companies of all sizes which have low dividend yields, strong balance sheets and high expected earnings growth rates relative to their industry.

        Delaware Cash Reserve Fund seeks the highest level of income consistent with the preservation of capital and liquidity through investments in short-term money market instruments, while maintaining a stable net asset value.


        Delaware Balanced Fund seeks long-term growth by a balance of capital appreciation, income and preservation of capital. As a balanced fund, the fund invests at least 25% of its assets in fixed-income securities and the remaining in equity securities. Delaware Devon Fund seeks total return. It will invest primarily in common stocks. It will focus on common stocks that the manager believes to have potential for above-average earnings per share growth over time.


        Delaware Decatur Equity Income Fund seeks high current income and capital appreciation. It invests primarily in dividend-paying stocks of large, well-established companies. Delaware Diversified Value Fund seeks capital appreciation with current income as a secondary objective by investing in dividend-paying stocks and income producing securities that are convertible into common stocks. Delaware Growth and Income Fund seeks capital appreciation with current income as a secondary objective. It invests primarily in common stocks of large, well-established companies. Delaware Social Awareness Fund seeks to achieve long-term capital appreciation. It seeks to achieve this objective by investing primarily in equity securities of medium- to large-sized companies expected to grow over time that meet the Fund's "Social Criteria" strategy.

        Delaware American Services Fund seeks to provide long-term capital growth. It invests primarily in stocks of U.S. companies in the financial services, business services and consumer services sectors. Delaware Small Cap Growth Fund seeks to provide long-term capital growth by investing in common stocks of small growth-oriented or emerging growth companies that we believe offer above average opportunities for long-term price appreciation. Delaware Technology and Innovation Fund seeks to provide long-term capital growth by investing primarily in stocks the investment advisor believes will benefit from technological advances and improvements. Delaware Trend Fund seeks capital appreciation by investing in common stocks issued by emerging growth companies exhibiting strong capital appreciation potential.

        Delaware Diversified Growth Fund seeks capital appreciation by investing in stocks of companies that have growth potential that exceeds the average anticipated growth rate. Delaware Growth Opportunities Fund seeks long-term capital growth by investing in common stocks and securities convertible into common stocks of companies that have a demonstrated history of growth and have the potential to support continued growth.

        Delaware Dividend Income Fund seeks to provide high current income and the potential for capital appreciation by investing primarily in income generating securities (debt and equity). Delaware Small Cap Value Fund seeks capital appreciation by investing primarily in common stocks whose market values appear low relative to their underlying value or future potential.

        Foundation Funds are "fund of funds" which invest in other funds in the Delaware Investments family (referred to as "Underlying Funds"). Delaware Balanced Allocation Portfolio seeks capital appreciation with current income as a secondary objective by investing primarily in domestic equity and fixed income securities, including domestic equity and fixed income Underlying Funds. Delaware Income Allocation Portfolio seeks a combination of current income and preservation of capital with capital appreciation by investing primarily in a mix of fixed income and domestic equity securities, including fixed income and domestic equity Underlying Funds. Delaware Growth Allocation Portfolio seeks long-term capital growth by investing primarily in equity securities, including equity Underlying Funds, and, to a lesser extent, in fixed income securities, including fixed-income Underlying Funds. Delaware S&P 500 Index Fund seeks to replicate the total return of the Standard & Poor's 500 Composite Stock Price Index, which emphasizes large U.S. companies.

        Delaware Emerging Markets Fund seeks long-term capital appreciation by investing primarily in equity securities of issuers located or operating in emerging countries. Delaware International Small Cap Value Fund seeks to achieve long-term capital appreciation by investing primarily in smaller non-U.S. companies, which may include companies located or operating in established or emerging countries. Delaware International Value Equity Fund seeks to achieve long-term growth without undue risk to principal by investing primarily in international securities that provide the potential for capital appreciation and income.

        Delaware American Government Bond Fund seeks high current income by investing primarily in long-term debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

        Delaware Corporate Bond Fund seeks to provide investors with total return by investing primarily in corporate bonds. Delaware Delchester Fund seeks as high a current income as possible by investing principally in high yield, high risk corporate bonds, and also in U.S. government securities and commercial paper. Delaware Extended Duration Bond Fund seeks to provide investors with total return by investing primarily in corporate bonds. Delaware High-Yield Opportunities Fund seeks to provide investors with total return and, as secondary objective, high current income. Delaware Strategic Income Fund seeks to provide investors with high current income and total return by using a multi-sector investment approach, investing principally in three sectors of the fixed-income securities market: high-yield, higher risk securities, investment grade fixed-income securities and foreign government and other foreign fixed-income securities.

        Delaware Limited-Term Government Fund seeks high, stable income by investing primarily in a portfolio of short- and intermediate-term securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and instruments secured by such securities.

        Delaware REIT Fund seeks to achieve maximum long-term total return with capital appreciation as a secondary objective. It seeks to achieve its objectives by investing in securities of companies primarily engaged in the real estate industry.

        Delaware Tax-Free Money Fund seeks high current income, exempt from federal income tax, by investing in short-term municipal obligations, while maintaining a stable net asset value.


        Delaware Tax-Free Insured Fund invests in these same types of securities but with an emphasis on municipal bonds protected by insurance guaranteeing principal and interest are paid when due. Delaware Tax-Free USA Fund seeks high current income exempt from federal income tax by investing in municipal bonds of geographically-diverse issuers. Delaware Tax-Free USA Intermediate Fund seeks a high level of current interest income exempt from federal income tax, consistent with the preservation of capital by investing primarily in municipal bonds.


         Delaware Tax-Free Pennsylvania Fund seeks a high level of current interest income exempt from federal and, to the extent possible, certain Pennsylvania state and local taxes, consistent with the preservation of capital.

        Delaware Tax-Free Arizona Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Arizona personal income tax, consistent with the preservation of capital. Delaware Tax-Free Minnesota Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax, consistent with the preservation of capital.

        Delaware Tax-Free Minnesota Intermediate Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax, consistent with preservation of capital. The Fund seeks to reduce market risk by maintaining a dollar-weighted average effective maturity from five to ten years.

        Delaware Tax-Free California Insured Fund seeks to provide a high level of current income exempt from federal income tax and the California personal income tax, consistent with the preservation of capital. Delaware Tax-Free Florida Insured Fund seeks to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital. The Fund will seek to select investments that will enable its shares to be exempt from the Florida intangible personal property tax. Delaware Tax-Free Florida Fund seeks to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital. The Fund will seek to select investments that will enable its shares to be exempt from the Florida intangible personal property tax. Delaware Tax-Free Missouri Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Missouri personal income tax, consistent with the preservation of capital. Delaware Tax-Free Oregon Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Oregon personal income tax, consistent with the preservation of capital.

        Delaware Tax-Free Arizona Fund seeks to provide a high level of current income exempt from federal income tax and the Arizona personal income tax, consistent with the preservation of capital. Delaware Tax-Free California Fund seeks to provide a high level of current income exempt from federal income tax and the California personal income tax, consistent with the preservation of capital. Delaware Tax-Free Idaho Fund seeks to provide a high level of current income exempt from federal income tax and the Idaho personal income tax, consistent with the preservation of capital. Delaware Minnesota High-Yield Municipal Bond Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax primarily through investment in medium and lower grade municipal obligations. Delaware National High-Yield Municipal Fund seeks to provide a high level of income exempt from federal income tax, primarily through investment in medium and lower grade municipal obligations. Delaware Tax-Free New York Fund seeks to provide a high level of current income exempt from federal income tax and the personal income tax of the state of New York and the city of New York, consistent with the preservation of capital.

        Delaware Tax-Free Colorado Fund seeks to provide a high level of current income exempt from federal income tax and the Colorado personal income tax, consistent with the preservation of capital.



        Delaware Core Equity Fund seeks long-term capital appreciation. The Fund typically invests in large capitalization companies with relatively consistent earnings and growth records. Delaware Select Growth Fund seeks long-term capital appreciation, which the Fund attempts to achieve by investing primarily in equity securities believed to have the potential for high earnings growth. Although the Fund, in seeking its objective, may receive current income from dividends and interest, income is only an incidental consideration in the selection of the Fund's investments.


         Delaware Tax-Free Minnesota Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax, consistent with the preservation of capital.

        Delaware VIP Trust offers various funds available exclusively as funding vehicles for certain insurance company separate accounts. Delaware VIP Balanced Series seeks a balance of capital appreciation, income and preservation of capital. As a "balanced" fund, the Series invests at least 25% of its assets in fixed-income securities and the remainder primarily in equity securities. Delaware VIP Capital Reserves Series seeks a high stable level of current income while minimizing fluctuations in principal by investing in a diversified portfolio of short- and intermediate-term securities. Delaware VIP Cash Reserve Series is a money market fund which seeks the highest level of income consistent with preservation of capital and liquidity through investments in short-term money market instruments. Delaware VIP Diversified Income Series seeks high current income and total return. The Series seeks to achieve its objective by using a multi-sector investment approach, investing primarily in three sectors of the fixed income securities markets: high-yield, higher risk securities; investment grad fixed-income securities; and foreign government and other foreign fixed-income securities. Delaware VIP Emerging Markets Series seeks to achieve long-term capital appreciation. The Series seeks to achieve its objective by investing primarily in equity securities of issuers located or operating in emerging countries. Delaware VIP Global Bond Series seeks current income consistent with preservation of principal by investing primarily in fixed-income securities that may also provide the potential for capital appreciation. The Series will invest in fixed-income securities of issuers from at least three different countries, one of which may be the United States. Delaware VIP Growth Opportunities Series seeks long-term capital appreciation by investing its assets in a diversified portfolio of securities exhibiting the potential for significant growth. Delaware VIP High Yield Series seeks total return and, as a secondary objective, high current income. It seeks to achieve its objective by investing primarily in high-yield corporate bonds. Delaware VIP International Value Equity Series seeks long-term growth without undue risk to principal by investing primarily in equity securities of foreign issuers providing the potential for capital appreciation and income. Delaware VIP Large Cap Value Series seeks capital appreciation with current income as a secondary objective. It seeks to achieve its objective by investing primarily in common stocks of large, well-established companies. Delaware VIP REIT Series seeks to achieve maximum long-term total return. Capital appreciation is a secondary objective. It seeks to achieve its objectives by investing in securities of companies primarily engaged in the real estate industry. Delaware VIP Select Growth Series seeks long-term capital appreciation. The Series attempts to achieve its investment objective by investing primarily in equity securities of companies of all sizes which the manager believes have the potential for high earnings growth. Delaware VIP Small Cap Value Series seeks capital appreciation by investing primarily in small cap common stocks whose market value appears low relative to their underlying value or future earnings and growth potential. Delaware VIP Trend Series seeks long-term capital appreciation by investing primarily in small cap common stocks and convertible securities of emerging and other growth-oriented companies. Delaware VIP U.S. Growth Series seeks to maximize capital appreciation. The Series seeks to achieve its objective by investing primarily in stocks of companies of all sizes. We look for stocks with low dividend yields, strong balance sheets and high expected earnings growth rates as compared to other companies in the same industry.

        For more complete information about any of the funds in the Delaware Investments family, including charges and expenses, you can obtain a prospectus from the Distributor. Read it carefully before you invest or forward funds.

        Each of the summaries above is qualified in its entirety by the information contained in each fund's prospectus.

                                     PART C

                                Other Information

Item 23. Exhibits

                  (a)      Agreement and Declaration of Trust

                           (1) Executed Agreement and Declaration of Trust (December 17, 1998) incorporated into this filing by reference to Post-Effective Amendment No. 30 filed December 14, 1999.

                           (2)      Executed Certificate of Trust (December 17,
                                    1998) incorporated into this filing by
                                    reference to Post-Effective Amendment No. 30 filed December 14, 1999.

                  (b) By-Laws By-Laws (December 17, 1998) incorporated into this filing by reference to Post-Effective Amendment No. 30 filed December 14, 1999.

                  (c) Copies of all Instruments Defining the Rights of Holders

                           (1) Agreement and Declaration of Trust. Articles III, V and VI of Agreement and Declaration of Trust incorporated into this filing by reference to Exhibit (a)(1) to Post-Effective Amendment No. 30 filed December 14, 1999.

                           (2)      By-Laws. Article II of the By-Laws
                                    incorporated into this filing by reference to Exhibit (b) to Post-Effective Amendment No. 30 filed December 14, 1999.

                  (d)      Investment Management Agreements

                           (1) Executed Investment Management Agreement (December 15, 1999) between the Registrant and Delaware Management Company (a series of Delaware Management Business Trust) on behalf of The Small-Cap Value Equity Portfolio, The Core Fixed Income Portfolio (formerly known as The Aggregate Fixed Income Portfolio), The Core Equity Portfolio, The Diversified Core Fixed Income Portfolio, The High-Yield Bond Portfolio, The Intermediate Fixed Income Portfolio, The Focused Value Portfolio (formerly known as The Select Equity Portfolio), The Large-Cap Value Equity Portfolio, The Mid-Cap Growth Equity Portfolio, The Mid-Cap Value Equity Portfolio, The Real Estate Investment Trust Portfolio, The Real Estate Investment Trust Portfolio II and The Small-Cap Growth Equity Portfolio incorporated into this filing by reference to Post-Effective Amendment No. 35 filed February 28, 2001.

                           (2) Executed Investment Management Agreement (December 15, 1999) between the Registrant and Delaware International Advisers Ltd. on behalf of The Emerging Markets, The Global Equity, The Global Fixed Income, The International Equity, The International Fixed Income, The International Large-Cap Equity, The International Small-Cap and The Labor Select International Equity Portfolios incorporated into this filing by reference to Post-Effective Amendment No. 35 filed February 28, 2001.

                           (3) Executed Investment Sub-Advisory Agreement (December 15, 1999) between Delaware Management Company (a series of Delaware Management Business Trust) and Delaware International Advisers Ltd. on behalf of The Diversified Core Fixed Income Portfolio incorporated into this filing by reference to Post-Effective Amendment No. 35 filed February 28, 2001.

                           (4) Executed Investment Sub-Advisory Agreement (December 15, 1999) between Delaware International Advisers Ltd. and Delaware Management Company (a series of Delaware Management Business Trust) on behalf of The Global Equity Portfolio incorporated into this filing by reference to Post-Effective Amendment No. 35 filed February 28, 2001.

                           (5) Executed Amendment No. 1 (February 28, 2000) to Exhibit A of the Investment Management Agreement (December 15, 1999) between the Registrant and Delaware Management Company (adding The All-Cap Growth Equity Portfolio) incorporated into this filing by reference to Post-Effective Amendment No. 35 filed February 28, 2001.

                           (6) Executed Amendment No. 2 (September 5, 2000) to Exhibit A of the Investment Management Agreement (December 15, 1999) between the Registrant and Delaware Management Company (adding The Large-Cap Growth Equity Portfolio) incorporated into this filing by reference to Post-Effective Amendment No. 35 filed February 28, 2001.

                           (7) Executed Amendment No. 3 (June 2002) to Exhibit A of the Investment Management Agreement (December 15, 1999) between the Registrant and Delaware Management Company (adding The Core Plus Fixed Income Portfolio) incorporated into this filing by reference to Post-Effective Amendment No. 41 filed June 28, 2002.

                           (8)      Executed Amendment No. 4 (September 15,
                                    2003) to Exhibit A of the Investment
                                    Management Agreement (December 15, 1999) between the Registrant and Delaware Management Company (adding The Small-Cap Growth II Equity Portfolio) incorporated into this filing by reference to Post-Effective Amendment No. 45 filed November 24, 2003.

                  (e)      (1)      Distribution Agreements

                                    (i)     Executed Distribution Agreement (May
                                            15, 2003) between Delaware
                                            Distributors, L.P. and the
                                            Registrant on behalf of each
                                            Portfolio incorporated into this
                                            filing by reference to
                                            Post-Effective Amendment No. 44
                                            filed September 16, 2003.

                                    (ii)    Executed Amendment No. I (September
                                            15, 2003) to Schedule I of the
                                            Distribution Agreement between
                                            Delaware Distributors, L.P. and the
                                            Registrant on behalf of each
                                            Portfolio incorporated into this
                                            filing by reference to
                                            Post-Effective Amendment No. 45
                                            filed November 24, 2003.

                                    (iii)   Executed Financial Intermediary
                                            Distribution Agreement (January 1,
                                            2001) between Delaware Distributors,
                                            L.P. and Lincoln Financial
                                            Distributors, Inc. on behalf of the
                                            Registrant incorporated into this
                                            filing by reference to
                                            Post-Effective Amendment No. 37
                                            filed October 31, 2001.

                                    (iv)    Executed Appendix A (December 20,
                                            2001) to Financial Intermediary
                                            Distribution Agreement incorporated
                                            into this filing by reference to
                                            Post-Effective Amendment No. 39
                                            filed March 1, 2002.

                                    (v)     Executed Second Amended and Restated
                                            Financial Intermediary Agreement
                                            (August 21, 2003) between Delaware
                                            Distributors, L.P. and Lincoln
                                            Financial Distributors incorporated
                                            into this filing by reference to
                                            Post-Effective Amendment No. 45
                                            filed November 24, 2003.

                           (2) Dealer's Agreement. Dealer's Agreement (January 2001) incorporated into this filing by reference to Post-Effective Amendment No. 41 filed June 28, 2002.

                           (3) Vision Mutual Fund Gateway Agreement. Vision Mutual Fund Gateway Agreement (November
                                    2000) incorporated into this filing by
                                    reference to Post-Effective Amendment No. 41 filed June 28, 2002.

                           (4) Registered Investment Advisers Agreement. Registered Investment Advisers Agreement (January 2001) incorporated into this filing by reference to Post-Effective Amendment No. 41 filed June 28, 2002.

                           (5) Bank/Trust Agreement. Bank/Trust Agreement (January 2001) incorporated into this filing by reference to Post-Effective Amendment No. 41 filed June 28, 2002.

                  (f)      Not applicable.

                  (g)      Custodian Agreements

                           (1) Executed Custodian Agreement (May 1, 1996) between the Registrant and JPMorgan Chase Bank incorporated into this filing by reference to Post-Effective Amendment No. 12 filed August 23, 1996.

                                    (i)     Executed Amendment (July 1, 2001) to
                                            Custodian Agreement between the
                                            Registrant and JPMorgan Chase Bank
                                            incorporated into this filing by
                                            reference to Post-Effective
                                            Amendment No. 42 filed February 27,
                                            2003.

                                    (ii)    Executed Amendment No. 1 (July 17,
                                            2003) to Schedule A to the Custodian
                                            Agreement between the Registrant and
                                            JPMorgan Chase Bank incorporated
                                            into this filing by reference to
                                            Post-Effective Amendment No. 45
                                            filed November 24, 2003.

                                    (iii)   Executed Letter (April 14, 1997) to
                                            add The Emerging Markets Portfolio
                                            to the Custodian Agreement between
                                            the Registrant and JPMorgan Chase
                                            Bank incorporated into this filing
                                            by reference to Post-Effective
                                            Amendment No. 22 filed June 17,
                                            1998.

                                    (iv)    Executed Letter (October 14, 1997)
                                            to add The Global Equity Portfolio
                                            and The Real Estate Investment Trust
                                            Portfolio II to the Custodian
                                            Agreement between the Registrant and
                                            JPMorgan Chase Bank incorporated
                                            into this filing by reference to
                                            Post-Effective Amendment No. 22
                                            filed June 17, 1998.

                                    (v)     Executed Letter (December 24, 1997)
                                            to add The Core Fixed Income
                                            Portfolio (formerly known as The
                                            Aggregate Fixed Income Portfolio)
                                            and The Diversified Core Fixed
                                            Income Portfolio to the Custodian
                                            Agreement between the Registrant and
                                            JPMorgan Chase Bank incorporated
                                            into this filing by reference to
                                            Post-Effective Amendment No. 22
                                            filed June 17, 1998.

                                    (vi)    Executed letter (August 31, 1998) to
                                            add The Small-Cap Growth Equity
                                            Portfolio and The Growth and Income
                                            Portfolio to the Custodian Agreement
                                            between the Registrant and JPMorgan
                                            Chase Bank incorporated into this
                                            filing by reference to
                                            Post-Effective Amendment No. 36
                                            filed August 31, 2001.

                                    (vii)   Executed letter (August 24, 1998) to
                                            add The Large-Cap Value Equity
                                            Portfolio, The Aggressive Growth
                                            Portfolio (renamed The Mid-Cap
                                            Growth Equity Portfolio), The
                                            Intermediate Fixed Income Portfolio
                                            and The Small/Mid-Cap Value Equity
                                            Portfolio (renamed The Mid-Cap Value
                                            Equity Portfolio) to the Custodian
                                            Agreement between the Registrant and
                                            JPMorgan Chase Bank incorporated
                                            into this filing by reference to
                                            Post-Effective Amendment No. 39
                                            filed March 1, 2002.

                                    (viii)  Executed letter (June 29, 1999) to
                                            add The Balanced Portfolio, The
                                            Equity Income Portfolio, The Focused
                                            Value Portfolio (formerly known as
                                            The Select Equity Portfolio) and The
                                            International Small-Cap Portfolio to
                                            the Custodian Agreement between the
                                            Registrant and JPMorgan Chase Bank
                                            incorporated into this filing by
                                            reference to Post-Effective
                                            Amendment No 29 filed November 12,
                                            1999.

                                    (ix)    Executed letter (November 15, 1999)
                                            to add The International Large-Cap
                                            Equity Portfolio to the Custodian
                                            Agreement between the Registrant and
                                            JPMorgan Chase Bank incorporated
                                            into this filing by reference to
                                            Post-Effective Amendment No. 35
                                            filed February 28, 2001.

                                    (x)     Executed letter (February 28, 2000)
                                            to add The All-Cap Growth Equity
                                            Portfolio to the Custodian Agreement
                                            between the Registrant and JPMorgan
                                            Chase Bank incorporated into this
                                            filing by reference to
                                            Post-Effective Amendment No. 35
                                            filed February 28, 2001.

                                    (xi)    Executed letter (September 5, 2000)
                                            to add The Large-Cap Growth Equity
                                            Portfolio to the Custodian Agreement
                                            between the Registrant and JPMorgan
                                            Chase Bank incorporated into this
                                            filing by reference to
                                            Post-Effective Amendment No. 35
                                            filed February 28, 2001.

                           (2) Executed Securities Lending Agreement (December 22, 1998) between the Registrant and JPMorgan Chase Bank incorporated into this filing by reference to Post-Effective Amendment No. 36 filed August 31, 2001.

                                    (i)     Executed Amendment (October 1, 2002)
                                            to the Securities Lending Agreement
                                            between JPMorgan Chase Bank and the
                                            Registrant incorporated into this
                                            filing by reference to
                                            Post-Effective Amendment No. 42
                                            filed February 27, 2003.

                                    (ii)    Executed Amendment No. 1 (July 17,
                                            2003) to Schedule A to the
                                            Securities Lending Agreement between
                                            JPMorgan Chase Bank and the
                                            Registrant incorporated into this
                                            filing by reference to
                                            Post-Effective Amendment No. 45
                                            filed November 24, 2003.

                           (3) Form of Amended and Restated Custodian Agreement between Mellon Bank, N.A. and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 41 filed June 28, 2002.

                                    (i)     Executed Amendment No. I to Appendix
                                            D of The Amended and Restated Mutual
                                            Fund Custody and Services Agreement
                                            between Mellon Bank, N.A. and the
                                            Registrant incorporated into this
                                            filing by reference to
                                            Post-Effective Amendment No. 45
                                            filed November 24, 2003.

                           (4) Form of Securities Lending Authorization (March 12, 2002) between Mellon Bank, N.A. and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 41 filed June 28, 2002.

                  (h)      Other Material Contracts

                           (1) Executed Shareholders Services Agreement (April 19, 2001) between Delaware Service Company, Inc. and the Registrant on behalf of each Portfolio incorporated into this filing by reference to Post-Effective Amendment No. 37 filed October 31, 2001.

                                    (i)     Executed Schedule A (November 30,
                                            2003) to Shareholder Services
                                            Agreement incorporated into this
                                            filing by reference to
                                            Post-Effective Amendment No. 45
                                            filed November 24, 2003.

                                    (ii)    Executed Schedule B (May 15, 2003)
                                            to Shareholder Services Agreement
                                            incorporated into this filing by
                                            reference to Post-Effective
                                            Amendment No. 44 filed September 16,
                                            2003.

                           (2) Executed Delaware Investments Family of Funds Fund Accounting Agreement (August 19,
                                    1996) between Delaware Service Company, Inc.
                                    and the Registrant on behalf of each
                                    Portfolio incorporated into this filing by reference to Post-Effective Amendment No. 16 filed May 23, 1997.

                                    (i)     Executed Amendment No. 27 (October
                                            1, 2003) to Delaware Investments
                                            Family of Funds Fund Accounting
                                            Agreement incorporated into this
                                            filing by reference to
                                            Post-Effective Amendment No. 45
                                            filed November 24, 2003.

                                    (ii)    Executed Amendment No. 26 (May 1,
                                            2003) to Delaware Investments Family
                                            of Funds Fund Accounting Agreement
                                            incorporated into this filing by
                                            reference to Post-Effective
                                            Amendment No. 43 filed April 30,
                                            2003.

                                    (iii)   Executed Amendment No. 25 (June
                                            2002) to Delaware Investments Family
                                            of Funds Fund Accounting Agreement
                                            incorporated into this filing by
                                            reference to Post-Effective
                                            Amendment No. 41 filed June 28,
                                            2002.

                                    (iv)    Executed Schedule B (May 16, 2002)
                                            to Delaware Investments Family of
                                            Funds Fund Accounting Agreement
                                            incorporated into this filing by
                                            reference to Post-Effective
                                            Amendment No. 41 filed June 28,
                                            2002.

                  (i) Legal Opinion. Legal Opinion incorporated into this filing by reference to Post-Effective Amendment No. 45 filed November 24, 2003.

                  (j) Consent and Report of Auditors. Consent and Report of Auditors attached as Exhibit.

                  (k)      Inapplicable.

                  (l)      Inapplicable.

                  (m)      Plans Under Rule 12b-1.

                           (1) 12b-1 Plan for Delaware REIT Fund Class A incorporated into this filing by reference to Post-Effective Amendment No. 37 filed October 31, 2001.

                           (2) 12b-1 Plan for Delaware REIT Fund Class B incorporated into this filing by reference to Post-Effective Amendment No. 37 filed October 31, 2001.

                           (3) 12b-1 Plan for Delaware REIT Fund Class C incorporated into this filing by reference to Post-Effective Amendment No. 37 filed October 31, 2001.

                           (4) 12b-1 Plan for Delaware REIT Fund Class R incorporated into this filing by reference to Post-Effective Amendment No. 43 filed April 30, 2003.

                           (5) 12b-1 Plan for The International Equity Portfolio Class P incorporated into this filing by reference to Post-Effective Amendment No. 42 filed February 27, 2003.

                  (n) Plan under Rule 18f-3. 18f-3 Plan (May 1, 2003) incorporated into this filing by reference to Post-Effective Amendment No. 43 filed April 30, 2003.

                  (o)      Inapplicable.

                  (p)      Code of Ethics.

                           (1) Delaware Investments Family of Funds attached as Exhibit.

                           (2) Delaware Management Business Trust and Delaware Distributors, L.P. attached as Exhibit.

                           (3) Delaware International Advisers Ltd. attached as Exhibit.

                           (4) Lincoln Financial Distributors, Inc. incorporated into this filing by reference to Post-Effective Amendment No. 43 filed April 30, 2003.

                  (q) Other: Trustees' Power of Attorney. Incorporated into this filing by reference to Post-Effective Amendment No. 35 filed February 28, 2001.

Item 24. Persons Controlled by or under Common Control with Registrant. None.

Item 25. Indemnification. Article VI of By-Laws incorporated into this filing by reference to Exhibit (b) to Post-Effective Amendment No. 30 filed December 14, 1999.

Item 26.       Business and Other Connections of Investment Advisor.

               Delaware Management Company (the "Manager"), a series of Delaware Management Business Trust, serves as investment manager to the Registrant and also serves as investment manager or sub-advisor to certain of the other funds in the Delaware Investments family (Delaware Group Adviser Funds, Delaware Group Cash Reserve, Delaware Group Equity Funds I, Delaware Group Equity Funds II, Delaware Group Equity Funds III, Delaware Group Equity Funds IV, Delaware Group Equity Funds V, Delaware Group Foundation Funds, Delaware Group Global & International Funds, Delaware Group Government Fund, Delaware Group Income Funds, Delaware Group Limited-Term Government Funds, Delaware Group State Tax-Free Income Trust, Delaware Group Tax-Free Fund, Delaware Group Tax-Free Money Fund, Delaware VIP Trust, Voyageur Insured Funds, Voyageur Intermediate Tax-Free Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III, Voyageur Tax-Free Funds, Delaware Investments Dividend and Income Fund, Inc., Delaware Investments Global Dividend and Income Fund, Inc., Delaware Investments Arizona Municipal Income Fund, Inc., Delaware Investments Colorado Insured Municipal Income Fund, Inc., Delaware Investments Florida Insured Municipal Income Fund, Delaware Investments Minnesota Municipal Income Fund, Inc., Delaware Investments Minnesota Municipal Income Fund II, Inc. and Delaware Investments Minnesota Municipal Income Fund III, Inc.) as well as to certain non-affiliated registered investment companies. In addition, certain officers of the Manager also serve as trustees of the other Delaware Investments funds, and certain officers are also officers of these other funds. A company indirectly owned by the Manager's parent company acts as principal underwriter to the mutual funds in the Delaware Investments family (see Item 27 below) and another such company acts as the shareholder services, dividend disbursing, accounting servicing and transfer agent for all of the mutual funds in the Delaware Investments family.

               The following persons serving as directors or officers of the Manager have held the following positions during the past two years. Unless noted, the principal business address of the Manager is 2005 Market Street, Philadelphia, PA 19103-7094

----------------------------------------------------------------------------------------------------------------------------------
Name and Principal Business            Positions & Offices with Delaware Management Company and its affiliates and other
Address*                               Positions & Offices Held
--------                               ------------------------
-------------------------------------- -------------------------------------------------------------------------------------------
Jude T. Driscoll                       President/Chief Executive Officer of Delaware Management Company, Delaware Investment
                                       Advisers and Delaware Capital Management (each a series of Delaware Management Business
                                       Trust)

                                       Chairman/President of each fund in the Delaware Investments Family of Funds

                                       Chairman and Director of Delaware International Advisers Ltd.

                                       President/Chief Executive Officer and Director/Trustee of Delaware Management Holdings,
                                       Inc., DMH Corp, DIAL Holding Company, Inc., Delaware Investments U.S., Inc., Delaware
                                       General Management, Inc., Delaware Management Company, Inc., Delaware Distributors, Inc.,
                                       Delaware Management Business Trust and Lincoln National Investment Companies, Inc.

                                       President of Delaware Lincoln Cash Management (a series of Delaware Management Business
                                       Trust)

                                       Interim Chief Executive Officer and Director of Delaware International Holdings Ltd.

                                       Director of Delaware Service Company, Inc., Retirement Financial Services, Inc., Delaware
                                       Distributors, L.P., LNC Administrative Services Corporation and HYPPCO Finance Company
                                       Ltd.
-------------------------------------- -------------------------------------------------------------------------------------------
John C. E. Campbell                    Executive Vice President/Global Marketing & Client Services of Delaware Management
                                       Company (a series of Delaware Management Business Trust)

                                       Executive Vice President/Global Marketing Sales, Client Services & Product of Delaware
                                       Investment Advisers (a series of Delaware Management Business Trust)

                                        Director of Delaware International Advisers Ltd.
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Name and Principal Business            Positions & Offices with Delaware Management Company and its affiliates and other
Address*                               Positions & Offices Held
--------                               ------------------------
-------------------------------------- -------------------------------------------------------------------------------------------
Patrick P. Coyne                       Executive Vice President/Managing Director/Chief Investment Officer - Fixed Income of
                                       Delaware Management Company, Delaware Investment Advisers, Delaware Capital Management
                                       (each series of Delaware Management Business Trust), Delaware Management Holdings,
                                       Inc., Delaware Management Business Trust and Lincoln National Investment Companies,
                                       Inc.

                                       Senior Vice President/Deputy Chief Investment Officer - Fixed Income of each fund in the Delaware Investments Family of Funds

                                       President of Lincoln National Convertible Securities Fund, Inc. and Lincoln National
                                       Income Fund, inc.
-------------------------------------- -------------------------------------------------------------------------------------------
Joseph H. Hastings                     Executive Vice President/Interim Chief Financial Officer/Treasurer/Controller of Delaware
                                       Management Company, Delaware Capital Management, Delaware Lincoln Cash Management (each a series of Delaware Management Business Trust), DMH Corp., Delaware Management Holdings,
                                       Inc., DIAL Holding Company, Inc., Delaware Investments U.S., Inc., Delaware General
                                       Management, Inc., Delaware Management Company, Inc., Delaware Management Business Trust
                                       and Lincoln National Investment Companies, Inc.

                                       Executive Vice President/Chief Financial Officer/Treasurer and Director of Delaware
                                       Management Trust Company

                                       Executive Vice President/Chief Financial Officer of Retirement Financial Services, Inc.
                                       and each fund in the Delaware Investments Family of Funds

                                       Executive Vice President/Interim Chief Financial Officer/Controller of Delaware
                                       Investment Advisers (a series of Delaware Management Business Trust)

                                       Senior Vice President/Treasurer/Corporate Controller of Delaware International Holdings
                                       Ltd., Delaware Distributors, L.P. and LNC Administrative Services Corporation

                                       Senior Vice President/Treasurer/Controller of Delaware Service Company, Inc., Delaware
                                       Distributors, Inc.,
-------------------------------------- -------------------------------------------------------------------------------------------
Joanne O. Hutcheson                    Executive Vice President/Chief Operating Officer of Delaware Management Company, Delaware
                                       Investment Advisers, Delaware Capital Management, Delaware Lincoln Cash Management (each a series of Delaware Management Business Trust), Delaware Management Holdings, Inc., DMH
                                       Corp., DIAL Holding Company, Inc., Delaware Investments U.S., Inc., Delaware General
                                       Management, Inc., Delaware Management Company, Inc., Delaware Management Business Trust
                                       and Lincoln National Investment Companies, Inc.

                                       Senior Vice President/Human Resources of, Delaware Service Company, Inc., Retirement
                                       Financial Services, Inc., Delaware Management Trust Company, Delaware Distributors, L.P.,
                                       Delaware Distributors, Inc., LNC Administrative Services Corporation and each fund in the
                                       Delaware Investments Family of Funds
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Name and Principal Business            Positions & Offices with Delaware Management Company and its affiliates and other
Address*                               Positions & Offices Held
--------                               ------------------------
-------------------------------------- -------------------------------------------------------------------------------------------
Richelle S. Maestro                    Executive Vice President/General Counsel/Secretary of Delaware Management Company,
                                       Delaware Investment Advisers, Delaware Capital Management and Delaware Lincoln Cash
                                       Management (each a series of Delaware Management Business Trust)

                                       Executive Vice President/General Counsel/Secretary and Director/Trustee of Delaware
                                       Management Holdings, Inc., DMH Corp., DIAL Holding Company, Inc., Delaware Investments
                                       U.S., Delaware General Management, Inc., Delaware Management Company, Inc., and Lincoln
                                       National Investment Companies, Inc.

                                       Senior Vice President/General Counsel/Secretary and Director/Trustee of Delaware
                                       Management Business Trust and Delaware Distributors, L.P.

                                       Senior Vice President/General Counsel/Secretary and Director of Delaware Distributors,
                                       Inc.

                                       Senior Vice President/General Counsel/Secretary of Delaware Service Company, Inc.,
                                       Delaware Management Trust Company, Retirement Financial Services, Inc., and each fund in the Delaware Investments Family of Funds

                                       Senior Vice President/Deputy General Counsel/Assistant Secretary of Delaware
                                       International Holdings Ltd.

                                       Senior Vice President/Interim General Counsel/Secretary of LNC Administrative Services
                                       Corporation

                                       Vice President/Assistant Secretary of Delaware Offshore Funds Ltd.

                                       Vice President/General Counsel of Lincoln National Convertible Securities Fund, Inc. and
                                       Lincoln National Income Fund, Inc.

                                       General Partner of Tri-R Associates since 1989, 10001 Sandmeyer Lane, Philadelphia,
                                       PA.

-------------------------------------- -------------------------------------------------------------------------------------------
See Yeng Quek                          Executive Vice President/Managing Director/Chief Investment Officer - Fixed Income of
                                       Delaware Management Company, Delaware Investment Advisers and Delaware Lincoln Cash
                                       Management (each a series of Delaware Management Business Trust)


                                       Executive Vice President/Managing Director/Chief Investment Officer - Fixed Income and
                                       Director/Trustee of Delaware Management Holdings, Inc., Delaware Management Business
                                       Trust and Lincoln National Investment Companies, Inc.

                                       Director/Trustee of DHM Corp., DIAL Holding Company, Inc., Delaware Investments U.S.,
                                       Inc., Delaware Management Company, Inc., Delaware Service Company, Inc. and Retirement
                                       Financial Services, Inc.,
-------------------------------------- -------------------------------------------------------------------------------------------
Gerald S. Frey                         Managing Director/Chief Investment Officer - Growth Investing of Delaware Management
                                       Company, Delaware Investment Advisers, Delaware Capital Management (each a series of
                                       Delaware Management Business Trust), Delaware Management Holdings, Inc., Delaware
                                       Management Business Trust, Lincoln National Investments Companies, Inc. and each fund in the Delaware Investments Family of Funds
-------------------------------------- -------------------------------------------------------------------------------------------
Douglas L. Anderson                    Senior Vice President/Operations of Delaware Management Company (a series of Delaware
                                       Management Business Trust), Delaware Service Company, Inc., Delaware Distributors, Inc.,
                                       Retirement Financial Services, Inc. and Delaware Distributors, L.P

                                       Senior Vice President/Operations and Director of Delaware  Management Trust Company
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Name and Principal Business            Positions & Offices with Delaware Management Company and its affiliates and other
Address*                               Positions & Offices Held
--------                               ------------------------
-------------------------------------- -------------------------------------------------------------------------------------------
Robert L. Arnold                       Senior Vice President/Senior Portfolio Manager of Delaware Management Company, Delaware
                                       Investment Advisers and Delaware Capital Management (each a series of Delaware Management
                                       Business Trust) and each fund in the Delaware Investments Family of Funds
-------------------------------------- -------------------------------------------------------------------------------------------
Marshall T. Bassett                    Senior Vice President/Portfolio Manager of Delaware Management Company and Delaware
                                       Investment Advisers (each a series of Delaware Management Business Trust)

                                       Senior Vice President/Senior Portfolio Manager of each fund in the Delaware Investments
                                       Family of Funds
-------------------------------------- -------------------------------------------------------------------------------------------
Christopher S. Beck                    Senior Vice President/Senior Portfolio Manager of Delaware Management Company, Delaware
                                       Investment Advisers, Delaware Capital Management (each a series of Delaware Management
                                       Business Trust) and each fund in the Delaware Investments Family of Funds
-------------------------------------- -------------------------------------------------------------------------------------------
Michael P. Bishof                      Senior Vice President/Investment Accounting of Delaware Management Company, Delaware
                                       Capital Management (each a series of Delaware Management Business Trust), Delaware
                                       Service Company, Inc. and Delaware Distributors, L.P.

                                       Senior Vice President/Treasurer/Investment Accounting of Delaware Investment Advisers (a
                                       series of Delaware Management Business Trust)

                                       Senior Vice President/Manager of Investment Accounting of Delaware International Advisers
                                       Ltd.,

                                       Senior Vice President/Treasurer of each fund in the Delaware Investments Family of Funds

                                       Chief Financial Officer of Lincoln National Convertible Securities Fund, Inc. and Lincoln
                                       National Income Fund, Inc.
-------------------------------------- -------------------------------------------------------------------------------------------
Lisa O. Brinkley                       Senior Vice President/Compliance Director of Delaware Management Company, Delaware
                                       Investment Advisers, Delaware Capital Management, Delaware Lincoln Cash Management (each a series of Delaware Management Business Trust), Delaware Management Holdings, Inc., DMH
                                       Corp., DIAL Holding Company, Inc., Delaware Investments U.S., Inc., Delaware General
                                       Management, Inc., Delaware Management Company, Inc., Delaware Service Company, Inc.,
                                       Delaware Distributors, Inc. Retirement Financial Services, Inc., Delaware Management
                                       Business Trust, Delaware Distributors, L.P., Lincoln National Investment Companies, Inc.,
                                       LNC Administrative Services Corporation and each fund in the Delaware Investments Family of Funds

                                       Senior Vice President/Compliance Director/Assistant Secretary of Delaware Management
                                       Trust Company
-------------------------------------- -------------------------------------------------------------------------------------------
Ryan K. Brist                          Senior Vice President/Senior Portfolio Manager of Delaware Management Company, Delaware
                                       Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds

                                       Vice President of Lincoln National Income Fund, Inc.
-------------------------------------- -------------------------------------------------------------------------------------------
Timothy G. Connors                     Senior Vice President/Chief Investment Officer - Value Investing of Delaware Management
                                       Company, Delaware Investment Advisers (each a series of Delaware Management Business
                                       Trust), Delaware Management Holdings, Inc., Delaware Management Business Trust , Lincoln
                                       National Investment Companies, Inc. and each fund in the Delaware Investments Family of
                                       Funds
-------------------------------------- -------------------------------------------------------------------------------------------
Nancy M. Crouse                        Senior Vice President/Senior Portfolio Manager of Delaware Management Company, Delaware
                                       Investment Advisers (each a series of Delaware Management Business Trust)  and each fund in the Delaware Investment Family of Funds
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Name and Principal Business            Positions & Offices with Delaware Management Company and its affiliates and other
Address*                               Positions & Offices Held
--------                               ------------------------
-------------------------------------- -------------------------------------------------------------------------------------------
George E. Deming                       Senior Vice President/Senior Portfolio Manager of Delaware Management Company, Delaware
                                       Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds

                                       Director of Delaware International Advisers Ltd.
----------------------------------------------------------------------------------------------------------------------------------
Robert J. DiBraccio                    Senior Vice President/Head of Equity Trading of Delaware Management Company, Delaware
                                       Investment Advisers and Delaware Capital Management (each a series of Delaware Management
                                       Business Trust)
-------------------------------------- -------------------------------------------------------------------------------------------
J. Paul Dokas                          Senior Vice President/Director of Research - Quantitative of Delaware Management
                                       Company, Delaware Investment Advisers (each a series of Delaware Management Business
                                       Trust) and each fund in the Delaware Investments Family of Funds

-------------------------------------- -------------------------------------------------------------------------------------------
John B. Fields                         Senior Vice President/Senior Portfolio Manager of Delaware Management Company, Delaware
                                       Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds

                                       Trustee of Delaware Management Business Trust
-------------------------------------- -------------------------------------------------------------------------------------------
John A. Heffern                        Senior Vice President/Portfolio Manager of Delaware Management Company and Delaware
                                       Investment Advisers (each a series of Delaware Management Business Trust)

                                       Senior Vice President/Senior Portfolio Manager of each fund in the Delaware Investments
                                       Family of Funds
-------------------------------------- -------------------------------------------------------------------------------------------
Carolyn McIntyre(1)                    Senior Vice President/Human Resources of Delaware Management Company, Delaware Investment
                                       Advisers, Delaware Capital Management, Delaware Lincoln Cash Management (each a series of
                                       Delaware Management Business Trust), Delaware Management Holdings, Inc., DMH Corp., DIAL
                                       Holding Company, Inc., Delaware General Management, Inc., Delaware Management Business
                                       Trust and Lincoln National Investment Companies, Inc.
-------------------------------------- -------------------------------------------------------------------------------------------
Susan L. Natalini                      Senior Vice President/Global Marketing & Client Services of Delaware Management Company
                                       and Delaware Investment Advisers (each a series of Delaware Management Business Trust)
-------------------------------------- -------------------------------------------------------------------------------------------
Francis X. Morris                      Senior Vice President/Portfolio Manager of Delaware Management Company (a series of
                                       Delaware Management Business Trust)

                                       Senior Vice President/Senior Portfolio Manager of Delaware Investment Advisers (a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds

                                       Vice President/Senior Portfolio Manager of Delaware General Management, Inc.

                                       Vice President/Senior Equity Analyst of Delaware Capital Management (a series of Delaware
                                       Management Business Trust)
-------------------------------------- -------------------------------------------------------------------------------------------
John J. O'Connor                       Senior Vice President/Investment Accounting of Delaware Management Company (a series of Delaware Management Business Trust) and Delaware Service Company, Inc.

                                       Senior Vice President/Investment Accounting/Assistant Treasurer of Delaware Investment
                                       Advisers (a series of Delaware Management Business Trust)

                                       Senior Vice President/Assistant Treasurer of each fund in the Delaware Investments Family of Funds
-------------------------------------- -------------------------------------------------------------------------------------------
Philip R Perkins(2)                    Senior Vice President/Senior Portfolio Manager of Delaware Management Company and
                                       Delaware Investment Adviser (each a series of Delaware Management Business Trust)
-------------------------------------- -------------------------------------------------------------------------------------------
Timothy L. Rabe                        Senior Vice President/Senior Portfolio Manager of Delaware Management Company, Delaware
                                       Investment Advisers (each a series of Delaware Management Business Trust)  and each fund in the Delaware Investments Family of Funds
-------------------------------------- -------------------------------------------------------------------------------------------
Paul M. Ross                           Senior Vice President/Global Marketing & Client Services of Delaware Management Company
                                       and Delaware Investment Advisers (each a series of Delaware Management Business Trust)
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Name and Principal Business            Positions & Offices with Delaware Management Company and its affiliates and other
Address*                               Positions & Offices Held
--------                               ------------------------
-------------------------------------- -------------------------------------------------------------------------------------------
James L. Shields                       Senior Vice President/Chief Information Officer of Delaware Management Company, Delaware
                                       Investment Advisers, Delaware Capital Management (each a series of Delaware Management
                                       Business Trust), Delaware Service Company, Inc., Retirement Financial Services, Inc. and
                                       Delaware Distributors, L.P.
-------------------------------------- -------------------------------------------------------------------------------------------
David Starer(3)                        Senior Vice President/Portfolio Manager/Senior Equity Analyst of Delaware Management
                                       Company, Delaware Investment Advisers (each a series of Delaware Management Business
                                       Trust) and each fund in the Delaware Investments Family of Funds
-------------------------------------- -------------------------------------------------------------------------------------------
Ward W. Tatge                          Senior Vice President/Director of Fixed Income Research of Delaware Management Company,
                                       Delaware Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds
-------------------------------------- -------------------------------------------------------------------------------------------
Gary T. Abrams                         Vice President/Equity Trader of Delaware Management Company and Delaware Investment
                                       Advisers (each a series of Delaware Management Business Trust)
-------------------------------------- -------------------------------------------------------------------------------------------
Christopher S. Adams                   Vice President/Portfolio Manager/Senior Equity Analyst of Delaware Management Company (a
                                       series of Delaware Management Business Trust) and each fund in the Delaware Investments
                                       Family of Funds

                                       Vice President/Senior Equity Analyst I of Delaware Investment Advisers (a series of
                                       Delaware Management Business Trust)
-------------------------------------- -------------------------------------------------------------------------------------------
Damon J. Andres                        Vice President/Senior Fixed Income Portfolio Manager I of Delaware Management Company (a
                                       series of Delaware Management Business Trust)

                                       Vice President/Senior Portfolio Manager of each fund in the Delaware Investments Family of Funds

                                       Vice President/Portfolio Manager of Delaware Investment Advisers (a series of Delaware
                                       Management Business Trust)

                                       Vice President of Lincoln National Convertible Securities Fund, Inc.
-------------------------------------- -------------------------------------------------------------------------------------------
Joseph Baxter                          Vice President/Portfolio Manager of Delaware Management Company, Delaware Investment
                                       Advisers (each a series of Delaware Management Business Trust) and each fund in the
                                       Delaware Investments Family of Funds
-------------------------------------- -------------------------------------------------------------------------------------------
Richard E. Biester                     Vice President/Equity Trader of Delaware Management Company and Delaware Investment
                                       Advisers (each a series of Delaware Management Business Trust)
-------------------------------------- -------------------------------------------------------------------------------------------
Vincent A. Brancaccio                  Vice President/Senior Equity Trader of Delaware Management Company and Delaware
                                       Investment Advisers (each a series of Delaware Management Business Trust)
-------------------------------------- -------------------------------------------------------------------------------------------
Michael P. Buckley                     Vice President/Portfolio Manager/Director of Municipal Research of Delaware Management
                                       Company and Delaware Investment Advisers (each a series of Delaware Management Business
                                       Trust)

                                       Vice President/Portfolio Manager/Senior Municipal Bond Analyst of each fund in the
                                       Delaware Investments Family of Funds
-------------------------------------- -------------------------------------------------------------------------------------------
MaryEllen M. Carrozza                  Vice President/Client Services of Delaware Management Company, Delaware Investment
                                       Advisers (each a series of Delaware Management Business Trust), Delaware General
                                       Management, Inc. and each fund in the Delaware Investments Family of Funds
-------------------------------------- -------------------------------------------------------------------------------------------
Stephen R. Cianci                      Senior Vice President/Senior Portfolio Manager of Delaware Management Company, Delaware
                                       Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds

                                       Vice President/Portfolio Manager of Delaware Capital Management (a series of Delaware
                                       Management Business Trust)
-------------------------------------- -------------------------------------------------------------------------------------------
M. L. Conery                           Vice President/Senior Portfolio Manager of Delaware Management Company, Delaware
                                       Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Name and Principal Business            Positions & Offices with Delaware Management Company and its affiliates and other
Address*                               Positions & Offices Held
--------                               ------------------------
-------------------------------------- -------------------------------------------------------------------------------------------
David F. Connor                        Vice President/Deputy General Counsel/Assistant Secretary of Delaware Management Company,
                                       Delaware Investment Advisers, Delaware Capital Management, Delaware Lincoln Cash
                                       Management (each a series of Delaware Management Business Trust), Delaware Management
                                       Holdings, Inc., DMH Corp., DIAL Holding Company, Inc., Delaware Investments U.S., Inc.,
                                       Delaware Management Company, Inc., Delaware Service Company, Inc., Delaware Distributors,
                                       Inc. Retirement Financial Services, Inc., Delaware Management Trust Company, Delaware
                                       Management Business Trust, Delaware Distributors, L.P., Lincoln National Investment
                                       Companies, Inc., LNC Administrative Services Corporation and each fund in the Delaware
                                       Investments Family of Funds

                                       Secretary of Lincoln National Convertible Securities Fund, Inc. and Lincoln National
                                       Income Fund, Inc.
-------------------------------------- -------------------------------------------------------------------------------------------
Scott E. Decatur(4)                    Vice President/Senior Equity Analyst of Delaware Management Company, Delaware Investment
                                       Advisers (each a series of Delaware Management Business Trust) and each fund in the
                                       Delaware Investment Family of Funds
-------------------------------------- -------------------------------------------------------------------------------------------
Joseph F. DeMichele                    Vice President/High Grade Trading of Delaware Management Company (a series of Delaware
                                       Management Business Trust)

                                       Vice President/Senior High Grade Trading of Delaware Investment Advisers (a series of
                                       Delaware Management Business Trust)
-------------------------------------- -------------------------------------------------------------------------------------------
Joel A. Ettinger                       Vice President/Taxation of Delaware Management Company, Delaware Investment Advisers,
                                       Delaware Capital Management, Delaware Lincoln Cash Management (each a series of Delaware
                                       Management Business Trust), Delaware Management Holdings, Inc., DMH Corp., DIAL Holding
                                       Company, Inc., Delaware General Management, Inc., Delaware Management Company, Inc.,
                                       Delaware Service Company, Inc., Delaware Distributors, Inc. Retirement Financial
                                       Services, Inc., Delaware Management Business Trust, Delaware Distributors, L.P., Lincoln
                                       National Investment Companies, Inc., LNC Administrative Services Corporation and each fund in the Delaware Investments Family of Funds
-------------------------------------- -------------------------------------------------------------------------------------------
Phoebe W. Figland                      Vice President/Investment Accounting of Delaware Management Company (a series of Delaware
                                       Management Business Trust), Delaware Service Company, Inc. and each fund in the Delaware
                                       Investments Family of Funds
-------------------------------------- -------------------------------------------------------------------------------------------
Joseph Fiorilla                        Vice President/Trading Operations of Delaware Management Company and Delaware Investment
                                       Advisers (each a series of Delaware Management Business Trust)
-------------------------------------- -------------------------------------------------------------------------------------------
Charles E. Fish                        Vice President/Senior Equity Trader of Delaware Management Company and Delaware
                                       Investment Advisers (each a series of Delaware Management Business Trust)
-------------------------------------- -------------------------------------------------------------------------------------------
Clifford M. Fisher(5)                  Vice President/Senior Bond Trader of Delaware Management Company and Delaware Investment
                                       Advisers (each a series of Delaware Management Business Trust)
-------------------------------------- -------------------------------------------------------------------------------------------
Denise A. Franchetti                   Vice President/Portfolio Manager/Municipal Bond Credit Analyst of Delaware Management
                                       Company, Delaware Investment Advisers (each a series of Delaware Management Business
                                       Trust) and each fund in the Delaware Investments Family of Funds
-------------------------------------- -------------------------------------------------------------------------------------------
Brian Funk                             Vice President/High Yield Analyst of Delaware Management Company, Delaware Investment
                                       Advisers (each a series of Delaware Management Business Trust) and each fund in the
                                       Delaware Investments Family of Funds
-------------------------------------- -------------------------------------------------------------------------------------------
James A. Furgele                       Vice President/Investment Accounting of Delaware Management Company, Delaware Investment
                                       Advisers (each a series of Delaware Management Business Trust), Delaware Service Company,
                                       Inc. and each fund in the Delaware Investments Family of Funds
-------------------------------------- -------------------------------------------------------------------------------------------
Brent C. Garrells                      Vice President/ High Yield Analyst of Delaware Management Company, Delaware Investment
                                       Advisers (each a series of Delaware Management Business Trust) and each fund in the
                                       Delaware Investments Family of Funds
-------------------------------------- -------------------------------------------------------------------------------------------
Daniel V. Geatens                      Vice President/Investment Accounting of Delaware Management Company (a series of Delaware
                                       Management Business Trust), Delaware Service Company, Inc. and each fund in the Delaware
                                       Investments Family of Funds
-------------------------------------- -------------------------------------------------------------------------------------------
Stuart M. George                       Vice President/Equity Trader of Delaware Management Company and Delaware Investment
                                       Advisers (each a series of Delaware Management Business Trust)
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Name and Principal Business            Positions & Offices with Delaware Management Company and its affiliates and other
Address*                               Positions & Offices Held
--------                               ------------------------
-------------------------------------- -------------------------------------------------------------------------------------------
Robert E. Ginsberg                     Vice President/Portfolio Manager/Senior Equity Analyst of Delaware Management Company (a
                                       series of Delaware Management Business Trust) and each fund in the Delaware Investments
                                       Family of Funds

                                       Vice President/Portfolio Manager/Senior Equity Analyst of Delaware Investment Advisers (a
                                       series of Delaware Management Business Trust)
-------------------------------------- -------------------------------------------------------------------------------------------
Barry Gladstein                        Vice President/Portfolio Analyst of Delaware Management Company and Delaware Investment
                                       Advisers (a series of Delaware Management Business Trust)

                                       Vice President/Equity Analyst of Delaware Capital Management (a series of Delaware
                                       Management Business Trust) and each fund in the Delaware Investments Family of Funds
-------------------------------------- -------------------------------------------------------------------------------------------
Paul Grillo                            Vice President/Senior Portfolio Manager of Delaware Management Company, Delaware
                                       Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds

                                       Vice President/Portfolio Manager of Delaware Capital Management (a series of Delaware
                                       Management Business Trust)
-------------------------------------- -------------------------------------------------------------------------------------------
Brian T. Hannon                        Vice President/Equity Analyst of Delaware Management Company, Delaware Investment
                                       Advisers (each a series of Delaware Management Business Trust) and each fund in the
                                       Delaware Investments Family of Funds
-------------------------------------- -------------------------------------------------------------------------------------------
Jonathan Hatcher(6)                    Vice President/Senior High Yield Trader of Delaware Management Company (a series of
                                       Delaware Management Business Trust)

                                       Vice President/Senior High Yield Analysis of Delaware Investment Advisers (a series of
                                       Delaware Management Business Trust)
-------------------------------------- -------------------------------------------------------------------------------------------
Jeffrey W. Hynoski                     Vice President/Portfolio Manager of Delaware Management Company, Delaware Investment
                                       Advisers (each a series of Delaware Management Business Trust) and each fund in the
                                       Delaware Investments Family of Funds
-------------------------------------- -------------------------------------------------------------------------------------------
Cynthia Isom                           Vice President/Portfolio Manager of Delaware Management Company, Delaware Investment
                                       Advisers (each a series of Delaware Management Business Trust) and each fund in the
                                       Delaware Investments Family of Funds
-------------------------------------- -------------------------------------------------------------------------------------------
Kenneth R. Jackson                     Vice President/Equity Analyst of Delaware Management Company, Delaware Investment
                                       Advisers (each a series of Delaware Management Business Trust) and each fund in the
                                       Delaware Investments Family of Funds
-------------------------------------- -------------------------------------------------------------------------------------------
Steven T. Lampe                        Vice President/Portfolio Manager of Delaware Management Company, Delaware Investment
                                       Advisers, Delaware Capital Management (each a series of Delaware Management Business
                                       Trust) and each fund in the Delaware Investments Family of Funds
-------------------------------------- -------------------------------------------------------------------------------------------
Kevin S. Lee                           Vice President/Assistant Controller of Delaware Management Company, Delaware Investment
                                       Advisers, Delaware Capital Management, Delaware Lincoln Cash Management (each a series of
                                       Delaware Management Business Trust), Delaware Management Holdings, Inc., DMH Corp., DIAL
                                       Holding Company, Inc., Delaware Investments U.S., Inc., Delaware General Management,
                                       Inc., Delaware Management Company, Inc., Delaware Service Company, Inc., Delaware
                                       Distributors, Inc. Retirement Financial Services, Inc., Delaware Management Trust
                                       Company, Delaware Management Business Trust, Delaware Distributors, L.P., Lincoln
                                       National Investment Companies, Inc., LNC Administrative Services Corporation and LNC
                                       Administrative Services Corporation
-------------------------------------- -------------------------------------------------------------------------------------------
SooHee Lee-Lim                         Vice President/Client Services of Delaware Management Company and Delaware Investment
                                       Advisers (each a series of Delaware Management Business Trust)
-------------------------------------- -------------------------------------------------------------------------------------------
Andrew M. McCullagh, Jr.               Vice President/Senior Portfolio Manager of Delaware Management Company, Delaware
                                       Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds
-------------------------------------- -------------------------------------------------------------------------------------------
Michael S. Morris                      Vice President/Portfolio Manager of Delaware Management Company and Delaware Investment
                                       Advisers (each a series of Delaware Management Business Trust)

                                       Vice President/Senior Equity Analyst of each fund in the Delaware Investments Family of
                                       Funds
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Name and Principal Business            Positions & Offices with Delaware Management Company and its affiliates and other
Address*                               Positions & Offices Held
--------                               ------------------------
-------------------------------------- -------------------------------------------------------------------------------------------
John R. Murray                         Vice President/Senior Equity Analyst of Delaware Management Company (a series of Delaware
                                       Management Business Trust)
-------------------------------------- -------------------------------------------------------------------------------------------
Brian L. Murray. Jr.(7)                Vice President/Associate General Counsel/Assistant Secretary of Delaware Management
                                       Company, Delaware Investment Advisers, Delaware Capital Management (each a series of
                                       Delaware Management Business Trust), Delaware Service Company, Inc., Delaware
                                       Distributors, Inc., Retirement Financial Services, Inc., Delaware Management Business
                                       Trust, Delaware Distributors, L.P., and each fund in the Delaware Investments Family of
                                       Funds
-------------------------------------- -------------------------------------------------------------------------------------------
David P. O'Connor                      Vice President/Associate General Counsel/Assistant Secretary of Delaware Management
                                       Company, Delaware Investment Advisers, Delaware Capital Management, Delaware Lincoln Cash
                                       Management (each a series of Delaware Management Business Trust), Delaware Management
                                       Holdings, Inc., DMH Corp., DIAL Holding Company, Inc., Delaware Investments U.S., Inc.,
                                       Delaware General Management, Inc., Delaware Management Company, Inc., Delaware Service
                                       Company, Inc., Delaware Distributors, Inc. Retirement Financial Services, Inc., Delaware
                                       Management Business Trust, Delaware Distributors, L.P., Lincoln National Investment
                                       Companies, Inc., LNC Administrative Services Corporation and each fund in the Delaware
                                       Investments Family of Funds
-------------------------------------- -------------------------------------------------------------------------------------------
Philip O. Obazee8                      Vice President/Derivatives Manager of Delaware Management Company, Delaware Investment
                                       Advisers (each a series of Delaware Management Business Trust) and each fund in the
                                       Delaware Investments Family of Funds
-------------------------------------- -------------------------------------------------------------------------------------------
Donald G. Padilla                      Vice President/Equity Analyst II of Delaware Management Company and Delaware Investment
                                       Advisers (each a series of Delaware Management Business Trust)

                                       Vice President/Equity Analyst of each fund in the Delaware Investments Family of Funds
-------------------------------------- -------------------------------------------------------------------------------------------
Richard Salus                          Vice President/Deputy Controller of Delaware Management Company, Delaware Investment
                                       Advisers, Delaware Capital Management, Delaware Lincoln Cash Management (each a series of
                                       Delaware Management Business Trust), Delaware Management Holdings, Inc., DMH Corp., DIAL
                                       Holding Company, Inc., Delaware Investments U.S., Inc., Delaware General Management,
                                       Inc., Delaware Management Company, Inc., Lincoln National Investment Companies, Inc., LNC
                                       Administrative Services Corporation and LNC Administrative Services Corporation

                                       Vice President/Assistant Controller of Delaware International Holdings Ltd., Delaware
                                       Service Company, Inc., Delaware Distributors, Inc., Retirement Financial Services, Inc.,
                                       Delaware Management Trust Company, Delaware Management Business Trust and Delaware
                                       Distributors, L.P.
-------------------------------------- -------------------------------------------------------------------------------------------
Kevin C. Schildt                       Vice President/Senior Municipal Credit Analyst of Delaware Management Company and
                                       Delaware Investment Advisers (each a series of Delaware Management Business Trust)

                                       Vice President/Senior Research Analyst of each fund in the Delaware Investments Family of
                                       Funds
-------------------------------------- -------------------------------------------------------------------------------------------
Richard D. Seidel                      Vice President/Assistant Controller/Manager - Payroll of Delaware Management Company,
                                       Delaware Investment Advisers, Delaware Lincoln Cash Management (each a series of Delaware
                                       Management Business Trust), Delaware Investments, U.S., Delaware General Management,
                                       Inc., Delaware Management Company, Inc., Delaware Distributors, Inc., Retirement
                                       Financial Services, Inc., Delaware Management Business Trust, Lincoln Investment
                                       Companies, Inc. and LNC Administrative Services Corporation

                                       Vice President/Assistant Treasurer of Delaware Capital Management (a series of Delaware
                                       Management Business Trust), Delaware Management Holdings, Inc., DHM Corp., DIAL Holding
                                       Company, Inc., Delaware Service Company, Inc. and Delaware Distributors, L.P.
-------------------------------------- -------------------------------------------------------------------------------------------
Brenda L. Sprigman                     Vice President/Business Manager - Fixed Income of Delaware Management Company and
                                       Delaware Investment Advisers (each a series of Delaware Management Business Trust)
-------------------------------------- -------------------------------------------------------------------------------------------
Matthew J. Stephens                    Vice President/Senior High Grade Analyst of Delaware Management Company, Delaware
                                       Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Name and Principal Business            Positions & Offices with Delaware Management Company and its affiliates and other
Address*                               Positions & Offices Held
--------                               ------------------------
-------------------------------------- -------------------------------------------------------------------------------------------
Michael T. Taggart                     Vice President/Facilities & Administrative Services of Delaware Management Company,
                                       Delaware Investment Advisers (each a series of Delaware Management Business Trust),
                                       Delaware Service Company, Inc., Delaware Distributors, Inc. and Delaware Distributors,
                                       L.P.
-------------------------------------- -------------------------------------------------------------------------------------------
Lori P. Wachs                          Vice President/Portfolio Manager of Delaware Management Company, Delaware Investment
                                       Advisers (each a series of Delaware Management Business Trust) and each fund in the
                                       Delaware Investments Family of Funds
-------------------------------------- -------------------------------------------------------------------------------------------
Laura Wagner                           Vice President/Investment Accounting of Delaware Management Company (a series of Delaware
                                       Management Business Trust), Delaware Service Company, Inc. and each fund in the Delaware
                                       Investments Family of Funds
-------------------------------------- -------------------------------------------------------------------------------------------
Chris Welker                           Vice President/Senior High Grade Trader of Delaware Management Company and Delaware
                                       Investment Advisers (each a series of Delaware Management Business Trust)
-------------------------------------- -------------------------------------------------------------------------------------------
James J. Wright                        Vice President/Senior Equity Analyst of Delaware Management Company, Delaware Investment
                                       Advisers (each a series of Delaware Management Business Trust) and each fund in the
                                       Delaware Investments Family of Funds
-------------------------------------- -------------------------------------------------------------------------------------------
Erik E. Zipf                           Vice President/Equity Analyst II of Delaware Management Company and Delaware Investment
                                       Advisers (each a series of Delaware Management Business Trust)

                                       Vice President/Equity Analyst of each fund in the Delaware Investments Family of Funds
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(1) HEAD OF HUMAN RESOURCES, Lincoln Life, 2001-2003.
(2) MANAGING DIRECTOR/GLOBAL MARKETS, Deutsche Bank, 1998-2003.
(3) SENIOR QUANTITATIVE ANALYST, Jacobs Levy Equity Management, 1996-2001.
(4) QUANTITATIVE INVESTMENT PROFESSIONAL, Grantham, Mayo, VanOtterloo & Co., 1997-2002.
(5) VICE PRESIDENT/MUNICIPAL BOND, Advest, Inc., 1999-2002.
(6) SENIOR RESEARCH ANALYST, Strong Capital Management, 2000-2002.
(7) ASSOCIATE CORPORATE COUNSEL, Franklin Templeton Investments, 1998-2002.
(8) VICE PRESIDENT/QUANTITATIVE RESEARCH GROUP, First Union Capital Markets Corporation, 1998-2001.
--------------------------------------------------------------------------------

               Information regarding the directors and officers of Delaware International and the positions held with the Registrant during the past two years is provided below. Unless noted, the principal business address of Delaware International is Third Floor, 80 Cheapside, London, England EC2V 6EE.

-----------------------------------------------------------------------------------------------------------------------------------
Name and Principal Business            Positions & Offices with Delaware International and its affiliates and other Positions &
Address                                Offices Held
-------                                ------------
-------------------------------------- --------------------------------------------------------------------------------------------
Jude T. Driscoll*                      Chairman and Director of Delaware International Advisers Ltd.

                                       President/Chief Executive Officer of Delaware Management Company, Delaware Investment
                                       Advisers and Delaware Capital Management (each a series of Delaware Management Business
                                       Trust)

                                       Chairman and President of each fund in the Delaware Investments Family of Funds

                                       President/Chief Executive Officer and Director/Trustee of Delaware Management Holdings,
                                       Inc., DMH Corp, DIAL Holding Company, Inc., Delaware Investments U.S., Inc., Delaware
                                       General Management, Inc., Delaware Management Company, Inc., Delaware Distributors, Inc.,
                                       Delaware Management Business Trust and Lincoln National Investment Companies, Inc.

                                       President of Delaware Lincoln Cash Management (a series of Delaware Management Business
                                       Trust)

                                       Interim Chief Executive Officer and Director of Delaware International Holdings Ltd.

                                       Director of Delaware Service Company, Inc., Retirement Financial Services, Inc., Delaware
                                       Distributors, L.P., LNC Administrative Services Corporation and HYPPCO Finance Company Ltd.
----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Name and Principal Business            Positions & Offices with Delaware International and its affiliates and other Positions &
Address                                Offices Held
-------                                ------------
-------------------------------------- --------------------------------------------------------------------------------------------
David G. Tilles                        Chief Executive Officer, Managing Director, Chief Investment Officer and Director of
                                       Delaware International Advisers Ltd.
-------------------------------------- --------------------------------------------------------------------------------------------
John C. E. Campbell*                   Director of Delaware International Advisers Ltd.
-------------------------------------- --------------------------------------------------------------------------------------------
George E. Deming*                      Director of Delaware International Advisers Ltd.
-------------------------------------- --------------------------------------------------------------------------------------------
Elizabeth A. Desmond                   Regional Research Director and Director of Delaware International Advisers Ltd.
-------------------------------------- --------------------------------------------------------------------------------------------
John Emberson                          Chief Operating Officer, Finance Director, Company Secretary and Director of Delaware
                                       International Advisers Ltd.
-------------------------------------- --------------------------------------------------------------------------------------------
Clive A. Gillmore                      Deputy Managing Director and Director of Delaware International Advisers Ltd.
-------------------------------------- --------------------------------------------------------------------------------------------
John Kirk                              Director of Delaware International Advisers Ltd.
-------------------------------------- --------------------------------------------------------------------------------------------
Nigel G. May                           Regional Research Director and Director of Delaware International Advisers Ltd.
-------------------------------------- --------------------------------------------------------------------------------------------
Christopher A. Moth                    Chief Investment Officer - Global Fixed Income & Currencies of Delaware International
                                       Advisers Ltd.
-------------------------------------- --------------------------------------------------------------------------------------------
Hamish O. Parker                       Director of Delaware International Advisers Ltd.
-------------------------------------- --------------------------------------------------------------------------------------------
Robert Akester                         Senior Portfolio Manager of Delaware International Advisers Ltd.
-------------------------------------- --------------------------------------------------------------------------------------------
Fiona A. Barwick                       Senior Portfolio Manager of Delaware International Advisers Ltd.
-------------------------------------- --------------------------------------------------------------------------------------------
Joanna Bates                           Senior Portfolio Manager of Delaware International Advisers Ltd.
-------------------------------------- --------------------------------------------------------------------------------------------
Ormala Krishnan                        Senior Portfolio Manager of Delaware International Advisers Ltd.
-------------------------------------- --------------------------------------------------------------------------------------------
Emma R. E. Lewis                       Senior Portfolio Manager of Delaware International Advisers Ltd.
-------------------------------------- --------------------------------------------------------------------------------------------
Hywel W. Morgan                        Chief Economist and Senior Portfolio Manager of Delaware International Advisers Ltd.
-------------------------------------- --------------------------------------------------------------------------------------------
Hugh A. Serjeant                       Senior Investment Research Manager of Delaware International Advisers Ltd.
-------------------------------------- --------------------------------------------------------------------------------------------
James S. Beveridge                     Senior Trading Manager of Delaware International Advisers Ltd.
-------------------------------------- --------------------------------------------------------------------------------------------
Len Johnson                            Senior Vice President/Client Services of Delaware International Advisers Ltd.
-------------------------------------- --------------------------------------------------------------------------------------------
Brendan Baker                          Economist/Senior Research Analyst of Delaware International Advisers Ltd.
-------------------------------------- --------------------------------------------------------------------------------------------
Nigel A. Bliss                         Portfolio Manager of Delaware International Advisers Ltd.
-------------------------------------- --------------------------------------------------------------------------------------------
Richard J. Ginty                       Portfolio Manager of Delaware International Advisers Ltd.
-------------------------------------- --------------------------------------------------------------------------------------------
Dinash Lakhani                         Senior Research Analyst of Delaware International Advisers Ltd.
-------------------------------------- --------------------------------------------------------------------------------------------
Ginny Y. Lee                           Portfolio Manager of Delaware International Advisers Ltd.
-------------------------------------- --------------------------------------------------------------------------------------------
Russell J. Mackie                      Portfolio Manager of Delaware International Advisers Ltd.
-------------------------------------- --------------------------------------------------------------------------------------------
Andrew Miller                          Portfolio Manager of Delaware International Advisers Ltd.
-------------------------------------- --------------------------------------------------------------------------------------------
Bilgin Soylu                           Senior Research Analyst of Delaware International Advisers Ltd.
-------------------------------------- --------------------------------------------------------------------------------------------
David J. Wakefield                     Economist/Senior Research Analyst of Delaware International Advisers Ltd.
-------------------------------------- --------------------------------------------------------------------------------------------
Jason R. Andrews                       Investment Administration Manager of Delaware International Advisers Ltd.
-------------------------------------- --------------------------------------------------------------------------------------------
John L. Barrett                        Head of Compliance / MLRO of Delaware International Advisers Ltd.
-------------------------------------- --------------------------------------------------------------------------------------------
Paul J. Fournel                        I.T. Manager of Delaware International Advisers Ltd.
-------------------------------------- --------------------------------------------------------------------------------------------
Rufus A. Gilday                        Trader - Fixed Income of Delaware International Advisers Ltd.
-------------------------------------- --------------------------------------------------------------------------------------------
Sarah L. Griffiths                     Personnel/Premises Manager of Delaware International Advisers Ltd.
-------------------------------------- --------------------------------------------------------------------------------------------
Brian Heywood                          Implementation Manager of Delaware International Advisers Ltd.
-------------------------------------- --------------------------------------------------------------------------------------------
Jennifer E. Phimister                  Manager, Client Services of Delaware International Advisers Ltd.
-------------------------------------- --------------------------------------------------------------------------------------------
Adrian L. Rowe                         Finance Manager of Delaware International Advisers Ltd.
-------------------------------------- --------------------------------------------------------------------------------------------
Warren D. Shirvell                     Operations Manager of Delaware International Advisers Ltd.
-------------------------------------- --------------------------------------------------------------------------------------------
Arthur van Hoogstraten                 I.T. Programme Manager of Delaware International Advisers Ltd.
-----------------------------------------------------------------------------------------------------------------------------------

* Business address is 2005 Market Street, Philadelphia, PA 19103-7094.

Item 27. Principal Underwriters.

                  (a)(1) Delaware Distributors, L.P. serves as principal underwriter for all the mutual funds in the Delaware Investments Family of Funds.

                  (b)(1) Information with respect to each officer or partner of the principal underwriter and the Registrant is provided below. Unless noted, the principal business address of Delaware Distributors, L.P. is 2005 Market Street, Philadelphia, PA 19103-7094.

----------------------------------------------------------------------------------------------------------------------------------
Name and Principal Business Address           Positions & Offices with Underwriter       Positions & Offices with Registrant
-----------------------------------           ------------------------------------       -----------------------------------
--------------------------------------------- ------------------------------------------ -----------------------------------------
Delaware Distributors, Inc.                   General Partner                            None
--------------------------------------------- ------------------------------------------ -----------------------------------------
Delaware Capital Management                   Limited Partner                            None
--------------------------------------------- ------------------------------------------ -----------------------------------------
Delaware Investment Advisers                  Limited Partner                            None
--------------------------------------------- ------------------------------------------ -----------------------------------------
Jude T. Driscoll                              President/Chief Executive Officer          Chairman/President
--------------------------------------------- ------------------------------------------ -----------------------------------------
Joseph H. Hastings                            Executive Vice President                   Executive Vice President/Chief
                                                                                         Financial Officer
--------------------------------------------- ------------------------------------------ -----------------------------------------
Joanne O. Hutcheson                           Executive Vice President                   Senior Vice President/Human Resources
--------------------------------------------- ------------------------------------------ -----------------------------------------
Richelle S. Maestro                           Executive Vice President/General           Senior Vice President/General Counsel/
                                              Counsel/ Secretary                         Secretary
--------------------------------------------- ------------------------------------------ -----------------------------------------
Diane M. Anderson                             Senior Vice President/Retirement           None
                                              Operations
--------------------------------------------- ------------------------------------------ -----------------------------------------
Douglas L. Anderson                           Senior Vice President/Operations           None
--------------------------------------------- ------------------------------------------ -----------------------------------------
Michael P. Bishof                             Senior Vice President/Investment           Senior Vice President/Treasurer
                                              Accounting
--------------------------------------------- ------------------------------------------ -----------------------------------------
Lisa O. Brinkley                              Senior Vice President/Compliance Director  Senior Vice President/Compliance
                                                                                         Director
--------------------------------------------- ------------------------------------------ -----------------------------------------
Kevin J. Lucey                                Senior Vice President/Chief of Sales,      None
                                              Client Services & Marketing
--------------------------------------------- ------------------------------------------ -----------------------------------------
Thomas M McConnell                            Senior Vice President/Senior 529 Plans     None
                                              Product Manager
--------------------------------------------- ------------------------------------------ -----------------------------------------
Carolyn McIntyre                              Senior Vice President/Human Resources      Nine
--------------------------------------------- ------------------------------------------ -----------------------------------------
John M. Ring                                  Senior Vice President/Defined              None
                                              Contribution Sales Director
--------------------------------------------- ------------------------------------------ -----------------------------------------
James L. Shields                              Senior Vice President/Chief Information    None
                                              Officer
--------------------------------------------- ------------------------------------------ -----------------------------------------
Daniel H. Carlson                             Vice President/Marketing Services          None
--------------------------------------------- ------------------------------------------ -----------------------------------------
Elisa C. Colkitt                              Vice President/Broker Dealer Operations    None
                                              & Service Support
--------------------------------------------- ------------------------------------------ -----------------------------------------
David F. Connor                               Vice President/Deputy General              Vice President/Deputy General
                                              Counsel/Assistant Secretary                Counsel/Assistant Secretary
--------------------------------------------- ------------------------------------------ -----------------------------------------
Joel A. Ettinger                              Vice President/Taxation                    Vice President/Taxation
--------------------------------------------- ------------------------------------------ -----------------------------------------
Susan T. Friestedt                            Vice President/Retirement Services         None
--------------------------------------------- ------------------------------------------ -----------------------------------------
Edward M. Grant                               Vice President/Defined Contribution        None
                                              Sales Manager
--------------------------------------------- ------------------------------------------ -----------------------------------------
Jeffrey M. Kellogg                            Vice President/Senior Product              None
                                              Manager/Communications Manager
--------------------------------------------- ------------------------------------------ -----------------------------------------
Kevin S. Lee                                  Vice President/Assistant Controller        None
--------------------------------------------- ------------------------------------------ -----------------------------------------
Patricia McWilliams                           Vice President/Client Services             None
--------------------------------------------- ------------------------------------------ -----------------------------------------
David P. O'Connor                             Vice President/Associate General           Vice President/Associate General
                                              Counsel/Assistant Secretary                Counsel/Assistant Secretary
--------------------------------------------- ------------------------------------------ -----------------------------------------
Brian L. Murray, Jr.                          Vice President/Associate General           Vice President/Associate General
                                              Counsel/Assistant Secretary                Counsel/Assistant Secretary
--------------------------------------------- ------------------------------------------ -----------------------------------------
Robinder Pal                                  Vice President/Senior Retail               None
                                              e-Business/Production Services Manager
--------------------------------------------- ------------------------------------------ -----------------------------------------
Richard  Salus                                Vice President/Assistant Controller        None
--------------------------------------------- ------------------------------------------ -----------------------------------------
Richard D. Seidel                             Vice President/Assistant Controller        None
--------------------------------------------- ------------------------------------------ -----------------------------------------
Michael T. Taggart                            Vice President/Facilities &                None
                                              Administrative Services
--------------------------------------------- ------------------------------------------ -----------------------------------------
Joseph T. Van Thuyne                          Vice President/Human Resources Generalist  None
---------------------------------------------------------------------------------------- -----------------------------------------

                  (a)(2) Lincoln Financial Distributors, Inc. ("LFD") serves as financial intermediary wholesaler for all the mutual funds in the Delaware Investments Family of Funds.

                  (b)(2) Information with respect to each officer or partner of LFD and the Registrant is provided below. Unless noted, the principal business address of LFD is 2001 Market Street, Philadelphia, PA 19103-7055.

----------------------------------------------------------------------------------------------------------------------------------
Name and Principal Business Address           Positions & Offices with LFD               Positions & Offices with Registrant
-----------------------------------           ----------------------------               -----------------------------------
--------------------------------------------- ------------------------------------------ -----------------------------------------
Westley V. Thompson                           President/Chief Executive Officer and      None
                                              Director
--------------------------------------------- ------------------------------------------ -----------------------------------------
David M. Kittredge                            Senior Vice President/Chief Operating      None
                                              Officer and Director
--------------------------------------------- ------------------------------------------ -----------------------------------------
Margaret Skinner                              Senior Vice President                      None
--------------------------------------------- ------------------------------------------ -----------------------------------------
Frederick J. Crawford(1)                      Vice President/Treasurer                   None
--------------------------------------------- ------------------------------------------ -----------------------------------------
Patrick Caufield(2)                           Vice President/Chief Compliance Officer    None
--------------------------------------------- ------------------------------------------ -----------------------------------------
Keith J. Ryan(3)                              Financial Officer                          None
--------------------------------------------- ------------------------------------------ -----------------------------------------
Cynthia A. Rose(3)                            Secretary                                  None
----------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
(1) 1500 Market Street, Philadelphia, PA 19103.
(2) 350 Church Street, Hartford, CT 06103
(3) 1300 Clinton Street, Fort Wayne, IN 46802
-------------------------------------------------------------------------------

                  (c)      Not Applicable.

Item 28. Location of Accounts and Records.

                 All accounts and records are maintained in the Philadelphia office at 2005 Market Street, Philadelphia, PA 19103.

Item 29. Management Services. None.

Item 30. Undertakings. Not Applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Philadelphia, Commonwealth of Pennsylvania on this 26th day of February 2004.

                                                  DELAWARE POOLED TRUST



                                                  By     Jude T. Driscoll
                                                    ----------------------------
                                                         Jude T. Driscoll
                                                           President


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

          Signature                                           Title                                            Date
-------------------------------                --------------------------------------------              -----------------
Jude T. Driscoll                               President/Chief Executive Officer (Principal              February 26, 2004
-------------------------------                Executive Officer) and Trustee
Jude T. Driscoll

                              *                Trustee                                                   February 26, 2004
-------------------------------
Walter P. Babich

                              *                Trustee                                                   February 26, 2004
-------------------------------
John H. Durham

                              *                Trustee                                                   February 26, 2004
-------------------------------
John A. Fry

                              *                Trustee                                                   February 26, 2004
-------------------------------
Anthony D. Knerr

                              *                Trustee                                                   February 26, 2004
-------------------------------
Ann R. Leven

                              *                Trustee                                                   February 26, 2004
-------------------------------
Thomas F. Madison

                              *                Trustee                                                   February 26, 2004
-------------------------------
Janet L. Yeomans

                              *                Executive Vice President/Chief Financial Officer          February 26, 2004
-------------------------------                (Principal Accounting Officer)
Joseph H. Hastings

                             * By: Jude T. Driscoll
                                  ---------------------
                                Jude T. Driscoll
                             as Attorney-in-Fact for
                          each of the persons indicated

                                INDEX TO EXHIBITS

Exhibit No.    Exhibit
-----------    -------

EX-99.J        Consent and Report of Auditors

EX-99.P1       Delaware Investments Family of Funds Code of Ethics

EX-99.P2 Delaware Management Business Trust and Delaware Distributors, L.P. Code of Ethics

EX-99.P3       Delaware International Advisers Ltd. Code of Ethics